UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09195

SA FUNDS – INVESTMENT TRUST

(Exact name of registrant as specified in charter)

10 Almaden Blvd., 15th Floor, San Jose, CA 95113

(Address of principal executive offices) (zip code)

Deborah Djeu, Esq.
Chief Compliance Officer
SA Funds – Investment Trust
10 Almaden Blvd., 15th Floor,
San Jose, CA 95113
(Name and Address of Agent for Service)

Copies to:

Brian F. Link, Esq.	Mark D. Perlow, Esq.
Vice President and Managing Counsel	Counsel to the Trust
State Street Bank and Trust Company	Dechert LLP
100 Summer Street, 7th Floor	One Bush Street, Suite 1600
Boston, Massachusetts 02111	San Francisco, California 94104-4446

Registrant’s telephone number, including area code: (844) 366-0905

Date of fiscal year end: June 30
Date of reporting period: June 30, 2017

Item 1. Report to Shareholders.

ANNUAL REPORT June 30, 2017

Any information in this shareholder report regarding market or economic trends or the factors influencing the performance of SA Funds – Investment Trust (the “Trust”) are statements of the opinion of Trust management as of the date of this report. Any such opinion is subject to change at any time based upon market or other conditions and we disclaim responsibility to update such opinions. These statements should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that stated investment objectives will be achieved.

SA U.S. Fixed Income Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The SA U.S. Fixed Income Fund’s goal is to achieve a generally stable return consistent with preservation of capital. The Fund pursues its goal by investing primarily in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; dollar-denominated obligations of foreign issuers issued in the United States; bank obligations, including those of U.S. banks and savings and loan associations and dollar denominated obligations of U.S. subsidiaries and branches of foreign banks; corporate debt obligations; commercial paper; obligations of supranational organizations; and repurchase agreements. Generally, the Fund acquires obligations that mature within two years from the date of settlement.

For the fiscal year ended June 30, 2017, the Fund had a return of 0.10%, compared to a return of 0.34% for the Fund’s benchmark index, the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index. The benchmark index is unmanaged and does not involve fees and expenses like the Fund. Market conditions for bonds with the shortest maturities were moderately favorable during the fiscal year compared to those with longer maturities. In particular, returns of bonds with maturity dates of less than one year – a maturity category for which 18% of the Fund is invested but is not contained in the benchmark index – were stronger than returns of fixed income securities with maturities between one and three years. The Fund’s position in such securities was a positive contributing factor in the relative performance of the Fund to its benchmark index; however, ultimately the Fund’s net operating expenses (which the benchmark index does not have) primarily contributed to an underperformance of the Fund against the benchmark index of -0.24% across the fiscal year.

Comparison of Change in Value of a $10,000 Investment in the SA U.S. Fixed Income Fund
vs. the BoFA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index from
June 30, 2007 through June 30, 2017

The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index is a subset of the BofA Merrill Lynch Corporate/Government Index and includes investment grade debt securities with a remaining term to final maturity of less than 3 years. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA U.S. Fixed Income Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2017

	One	Five	Ten
	Year	Years	Years
SA U.S. Fixed Income Fund	0.10%	0.14%	1.04%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Returns would have been lower if LWI Financial Inc. (the “Adviser”) had not reimbursed certain expenses and/or waived a portion of the Advisory fees during certain of the periods shown. As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 0.65% (before expense reimbursement and/or fee waivers, if any). Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

SA Global Fixed Income Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The SA Global Fixed Income Fund’s goal is to maximize total return available from a universe of higher- quality fixed income investments maturing in five years or less from the date of settlement while targeting the duration of the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index, the Fund’s benchmark index. The Fund pursues its goal by investing primarily in obligations issued or guaranteed by the U.S. and foreign governments of developed countries or their agencies or instrumentalities; obligations of supranational organizations, and obligations of other U.S. and foreign issuers including corporate debt obligations; commercial paper; bank obligations; and repurchase agreements. The Fund attempts to maximize its total return by allocating assets among countries depending on prevailing interest rates while targeting the duration of the Fund’s benchmark index. Securities in which the Fund invests may be denominated in currencies other than U.S. dollars. The Fund may also enter into forward foreign currency exchange contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. The Fund may also lend its portfolio securities.

For the fiscal year ended June 30, 2017, the Fund had a return of -0.33%, compared to a return of 0.28% for the Fund’s benchmark index, the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index. The benchmark index is unmanaged and does not involve fees and expenses like the Fund. Over the fiscal year, the Fund’s position in certain higher credit-quality corporate securities, which are not held in the benchmark index helped the Fund’s relative performance to the benchmark index since these higher credit-quality corporate securities performed better than the securities found in the benchmark index. However, the positive benefit to the Fund from the presence of these higher credit-quality corporate securities was relatively small, and given the presence of fees and expenses in the Fund that are not present in the benchmark index, the Fund underperformed the benchmark by -0.61% over the fiscal year.

Comparison of Change in Value of a $10,000 Investment in the SA Global Fixed Income Fund
vs. the Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index
from June 30, 2007 through June 30, 2017

The Citigroup World Government Bond 1-5 Year Currency Hedged U.S. Dollar Index is a comprehensive measure of the total return performance of the government bond markets of more than 20 countries with maturities ranging from one to five years. It is hedged to the U.S. dollar. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA Global Fixed Income Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2017

	One	Five	Ten
	Year	Years	Years
SA Global Fixed Income Fund	-0.33%	0.89%	2.03%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Returns would have been lower if the Adviser had not reimbursed certain expenses and/or waived a portion of the Advisory fees during certain of the periods shown. As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 0.73%. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

SA U.S. Core Market Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The SA U.S. Core Market Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of U.S. companies traded on a principal U.S. exchange or on the over-the-counter market in the United States. Currently Dimensional Fund Advisors LP, the Fund’s investment sub-adviser (the “Sub-Adviser”), has narrowed the universe of eligible securities to those of companies whose market capitalizations generally are either in the highest 96% of total market capitalization, or companies whose market capitalizations are larger than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund may also invest up to 5% of its total assets in the U.S. Micro Cap Portfolio, a portfolio of DFA Investment Dimensions Group, Inc., a separate registered investment company, to gain more efficient and cost effective exposure to securities whose market capitalizations are generally in the lowest 5% of total market capitalization or companies whose market capitalizations are smaller than the 1,500th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund may also lend its portfolio securities.

For the fiscal year ended June 30, 2017, the Fund had a return of 17.81%, compared to a return of 18.51% for the Fund’s benchmark index, the Russell 3000 Index. The benchmark index is unmanaged and does not involve fees and expenses like the Fund. An underweight position in the Fund relative to the benchmark index in low profitability stocks worked to the advantage of the Fund over the fiscal year, as low profitability stocks were the poorest performers in the benchmark index and the Fund had an exposure to them that was smaller than that of the benchmark index. However, this small advantage over the benchmark index was offset by the Fund’s relative underweight position in financial stocks, which was the strongest performing sector across the fiscal year. When combined with the Fund’s net operating expenses, the overall underperformance of the Fund relative to its benchmark index was -0.70%.

Comparison of Change in Value of a $10,000 Investment in the SA U.S. Core Market Fund
vs. the Russell 3000 Index from June 30, 2007 through June 30, 2017

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA U.S. Core Market Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2017

	One	Five	Ten
	Year	Years	Years
SA U.S. Core Market Fund	17.81%	13.79%	6.57%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Returns would have been lower if the Adviser had not reimbursed certain expenses and/or waived a portion of the Advisory fees during certain of the periods shown. As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 1.00% (before expense reimbursement and/or fee waivers, if any). Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

SA U.S. Value Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The SA U.S. Value Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large- and mid-cap U.S. companies traded on a principal U.S. exchange or on the over-the-counter market in the United States that the Sub-Adviser believes are “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). Currently, the Sub-Adviser considers large- and mid-capitalization companies to be companies whose market capitalizations generally are either in the highest 90% of total market capitalization or companies whose market capitalizations are larger than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund may also lend its portfolio securities.

For the fiscal year ended June 30, 2017, the Fund had a return of 20.67%, compared to a return of 15.53% for the Fund’s benchmark index, the Russell 1000 Value Index. The benchmark index is unmanaged and does not involve fees and expenses like the Fund. The Fund’s outperformance for the fiscal year relative to the benchmark index was primarily the result of an average 9% overweight position in equity securities with the highest book values in relation to their market values across the fiscal year, and the selection of equity securities among that category that performed better than comparable high book-to-market value equity securities held in the benchmark index. The Fund also benefited, relative to the benchmark index, from its overweight position in higher profitability stock names.

Comparison of Change in Value of a $10,000 Investment in the SA U.S. Value Fund
vs. the Russell 1000 Value Index from June 30, 2007 through June 30, 2017

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA U.S. Value Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2017

	One	Five	Ten
	Year	Years	Years
SA U.S. Value Fund	20.67%	15.38%	5.27%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Returns would have been lower if the Adviser had not reimbursed certain expenses and/or waived a portion of the Advisory fees during certain of the periods shown. As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 1.05% (before expense reimbursement and/or fee waivers, if any). Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

SA U.S. Small Company Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The SA U.S. Small Company Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of small capitalization companies traded on a principal U.S. exchange or on the over-the-counter market in the United States. Currently the Sub-Adviser considers small capitalization companies to be companies whose market capitalizations generally are either in the lowest 10% of total market capitalization, or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization threshold. The Fund may also lend its portfolio securities.

For the fiscal year ended June 30, 2017, the Fund had a return of 20.90%, compared to a return of 24.60% for the Fund’s benchmark index, the Russell 2000 Index. The benchmark index is unmanaged and does not involve fees and expenses like the Fund. The Fund’s underperformance relative to the benchmark index over the fiscal year was primarily the result of three factors: first, the Fund invested less than its benchmark in “high-growth” equity securities, but those securities were, broadly speaking, among the best performing equities during the year. Second, within that category of high-growth stocks, the Fund invested in the weaker performing high-growth stocks. Third, the Fund invested less than its benchmark index in stocks in the health care sector, which was one of the strongest sectors in the small cap market during the fiscal year.

Comparison of Change in Value of a $10,000 Investment in the SA U.S. Small Company Fund
vs. the Russell 2000 Index from June 30, 2007 through June 30, 2017

The Russell 2000 Index measures the performance of the small capitalization segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 2000 of the smallest securities based on a combination of their market capitalization and current index membership. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA U.S. Small Company Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2017

	One	Five	Ten
	Year	Years	Years
SA U.S. Small Company Fund	20.90%	13.69%	7.02%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Returns would have been lower if the Adviser had not reimbursed certain expenses and/or waived a portion of the Advisory fees during certain of the periods shown. As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 1.28% (before expense reimbursement and/or fee waivers, if any). Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

SA International Value Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The SA International Value Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of readily marketable equity securities of large- and mid-cap non-U.S. companies that the Sub-Adviser believes are “value” stocks at the time of investment. The Fund’s Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock). The Fund invests in companies in countries with developed markets designated by the Sub-Adviser as approved markets. Under normal market conditions, the Fund invests in companies organized or having a majority of their operating income from sources in at least three non-U.S. countries. The Fund may also lend its portfolio securities.

For the fiscal year ended June 30, 2017, the Fund had a return of 25.81%, compared to a return of 24.24% for the Fund’s benchmark index, the MSCI World Ex. U.S. Value Index (net div.). The benchmark index is unmanaged and does not involve fees and expenses like the Fund. The outperformance of the Fund relative to the benchmark index by 1.57% during the fiscal year was largely due to the Fund’s average 24% overweight position in deep value securities, which were the strongest performing securities in the international value market during that time period. The Fund also benefited during the fiscal year, relative to the benchmark index, from a strong selection of stocks in the financial sector.

Comparison of Change in Value of a $10,000 Investment in the SA International Value Fund
vs. the MSCI World Ex. U.S. Value Index (net div.) from June 30, 2007 through June 30, 2017

The MSCI World Ex. U.S. Value Index (net div.) is composed of companies within the MSCI World Ex. U.S. Index having characteristics such as low market-to-book value ratios. The MSCI World Ex. U.S. Index is an index of securities listed on the stock exchanges of 22 of 23 developed market countries (excluding the United States). The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA International Value Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2017

	One	Five	Ten
	Year	Years	Years
SA International Value Fund	25.81%	7.32%	-0.93%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 1.16%. Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

SA International Small Company Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The SA International Small Company Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by investing substantially all its assets in the International Small Company Portfolio of DFA Investment Dimensions Group Inc. (the “DFA Portfolio”), a separate registered investment company with the same investment objective and investment policies as the Fund. The DFA Portfolio invests substantially all of its assets in the following series of The DFA Investment Trust Company: The Japanese Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Asia Pacific Small Company Series and The Canadian Small Company Series (each a “Series”). Each Series invests in small companies using a market capitalization weighted approach in each country or region designated by the Fund’s Sub-Adviser as an approved market for investments. The DFA Portfolio may also have some exposure to small capitalization equity securities associated with other countries or regions but does not invest in emerging market countries. Each Series may also lend its portfolio securities.

For the fiscal year ended June 30, 2017, the Fund had a return of 22.87%, compared to a return of 21.26% for the Fund’s benchmark index, the MSCI World Ex. U.S. Small Cap Index (net div.). The benchmark index is unmanaged and does not involve fees and expenses like the Fund. The Fund’s outperformance relative to its benchmark index of 1.61% was primarily the result of the Fund’s overweight position in, and strong security selection in, the smallest capitalization sector of the international small-cap company marketplace. The Fund also benefited from its underweight position, relative to the benchmark index, in international REIT securities.

Comparison of Change in Value of a $10,000 Investment in the SA International Small Company Fund
vs. the MSCI World Ex. U.S. Small Cap Index (net div.) from June 30, 2007 through June 30, 2017

The MSCI World Ex. U.S. Small Cap Index (net div.) is a market capitalization weighted index designed to measure equity performance in 22 of 23 developed market countries (excluding the United States), and is composed of stocks, which are categorized as small capitalization stocks. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA International Small Company Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2017

	One	Five	Ten
	Year	Years	Years
SA International Small Company Fund	22.87%	11.07%	2.59%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Returns would have been lower if the Adviser had not reimbursed certain expenses and/or waived a portion of the Advisory fees during certain of the periods shown. As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 1.57% (before expense reimbursement and/or fee waivers, if any). Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

SA Emerging Markets Value Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The SA Emerging Markets Value Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in a broad and diverse group of equity securities of companies in emerging markets, which may include frontier markets. The Fund intends to purchase securities of companies with small, medium and large market capitalizations in their respective markets that the Sub-Adviser considers to be “value” stocks at the time of investment. The Sub-Adviser considers value stocks primarily to be those of companies with high book values (values that are derived from a company’s balance sheet) in relation to their market values (values that are derived by multiplying the market price per share of a company’s stock by the number of outstanding shares of that stock).

For the fiscal year ended June 30, 2017, the Fund had a return of 24.42%, compared to a return of 21.57% for the Fund’s benchmark index, the MSCI Emerging Markets Value Index (net div.). The benchmark index is unmanaged and does not involve fees and expenses like the Fund. The Fund’s outperformance relative to its benchmark index of 2.85% over the fiscal year was primarily the result of the Fund’s relatively large 24% average overweight position in deep value emerging market securities. The deep value sector of the emerging markets was the strongest performing style category during the fiscal year, and the Fund’s strong selection of securities within this sector contributed to its outperformance of the benchmark index.

Comparison of Change in Value of a $10,000 Investment in the SA Emerging Markets Value Fund
vs. the MSCI Emerging Markets Value Index (net div.) from June 30, 2007 through June 30, 2017

The MSCI Emerging Markets Value Index (net div.) is comprised of companies within the MSCI Emerging Markets Index having value characteristics, such as low book-to-market ratios. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA Emerging Markets Value Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2017

	One	Five	Ten
	Year	Years	Years
SA Emerging Markets Value Fund	24.42%	1.90%	0.30%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Returns would have been lower if the Adviser had not reimbursed certain expenses and/or waived a portion of the Advisory fees during certain of the periods shown. As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 1.72% (before expense reimbursement and/or fee waivers, if any). Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

SA Real Estate Securities Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The SA Real Estate Securities Fund’s goal is to achieve long-term capital appreciation. The Fund pursues its goal by generally investing in readily marketable equity securities of companies, the principal activities of which include development, ownership, management, construction or sale of residential, commercial or industrial real estate. Investments include, principally, equity securities of companies in the following sectors of the real estate industry: certain real estate investment trusts (“REITS”), companies engaged in residential construction and firms, excluding partnerships, the principal business of which is to develop commercial property. The Fund will make equity investments only in securities traded in the U.S. securities markets.

For the fiscal year ended June 30, 2017, the Fund had a return of -2.98%, compared to a return of -2.43% for the Fund’s benchmark index, the Dow Jones U.S. Select REIT Index. The benchmark index is unmanaged and does not involve fees and expenses like the Fund. The U.S. REIT marketplace during the fiscal year was weak as a result of rising interest rates, which make REIT securities less attractive due to higher financing costs. The Fund underperformed its benchmark by roughly -0.55% during the fiscal year primarily due to its exposures to a number of REIT sectors including residential REITs, diversified REITs and office building REITs.

Comparison of Change in Value of a $10,000 Investment in the SA Real Estate Securities Fund
vs. the Dow Jones U.S. Select REIT Index from June 30, 2007 through June 30, 2017

The Dow Jones U.S. Select REIT Index is a float-adjusted market capitalization weighted index designed to measure the performance of publicly traded real estate companies that have a minimum total market capitalization of at least $200 million, at least 75% of total revenues of which are derived from ownership and operation of real estate assets, and the liquidity of company stock commensurate with that of other institutionally held real estate securities. The index is unmanaged and reflects reinvested dividends and/or other distributions, but does not reflect sales charges, commissions, expenses or taxes. You cannot invest directly in an index.

SA Real Estate Securities Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2017

	One	Five	Ten
	Year	Years	Years
SA Real Estate Securities Fund	-2.98%	8.36%	4.83%

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Returns would have been lower if the Adviser had not reimbursed certain expenses and/or waived a portion of the Advisory fees during certain of the periods shown. As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 1.06% (before expense reimbursement and /or fee waivers, if any). Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

SA Worldwide Moderate Growth Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The SA Worldwide Moderate Growth Fund’s goal is to achieve long-term capital appreciation and current income with a greater emphasis on long-term capital appreciation. The Fund pursues its goal by investing in other mutual funds (“Underlying SA Funds”) managed by the Adviser comprising various asset categories and strategies. Under normal market conditions, the Fund currently expects that it will invest approximately 75% of its assets in equity investments and approximately 25% of its assets in fixed income investments as represented by the holdings of the Underlying SA Funds in which the Fund invests. Actual allocations to fixed income investments or equity investments can deviate by up to 10%.

The Fund began investing on July 1, 2015. For the fiscal year ended June 30, 2017, the Fund had a return of 15.04%, compared to a return of 14.19% for the Fund’s benchmark index, the Worldwide Moderate Growth Composite Index. Since the Fund invests only in Underlying SA Funds, the performance of the Fund was primarily the result of the performance of its Underlying SA Funds. Most notably, the SA International Value Fund and the SA Emerging Markets Value Fund strongly outperformed the equity portion of the Fund’s benchmark index and were the primary drivers of the Fund’s 0.85% outperformance across the fiscal year relative to its benchmark index.

Comparison of Change in Value of a $10,000 Investment in the SA Worldwide
Moderate Growth Fund vs. the Benchmark since Commencement of Fund
Operations through June 30, 2017

The MSCI ACWI Investable Market Index (IMI) (net div.) captures large, mid and small cap representation across 23 Developed Markets and 24 Emerging Markets countries. With more than 8,000 constituent securities, the index is comprehensive, covering approximately 99% of the global equity investment opportunity set. The BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index tracks the performance of U.S. dollar-denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities with a remaining term to final maturity less than 3 years. The Worldwide Moderate Growth Composite Index is a weighted blend of the following indexes: 75% MSCI ACWI IMI (net div.) and 25% BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index. The Worldwide Moderate Growth Composite Index is rebalanced on an annual basis in January of each year. Investors cannot invest directly in an index. Indexes are unmanaged and reflect reinvested dividends and/or distributions, but do not reflect sales charges, commissions, expenses or taxes.

SA Worldwide Moderate Growth Fund

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Continued)

PERFORMANCE INFORMATION – Average Annual Total Returns as of June 30, 2017

	One	Since
	Year	Inception
SA Worldwide Moderate Growth Fund	15.04%	5.15%	(a)

(a) From commencement of operations on July 1, 2015, not annualized.

All returns include the reinvestment of income dividends and other distributions. Results represent past performance and do not indicate future results. Both the value of an investment in the Fund and the return on investment will fluctuate, so that redemption proceeds may be higher or lower than an investor’s original cost. The returns shown do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund shares. Returns would have been lower if the Adviser had not reimbursed certain expenses and/or waived a portion of the Advisory fees during certain of the periods shown. As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2016 was 3.85% (before expense reimbursement and/or fee waivers, if any). Updated Fund performance information can be obtained by visiting http://www.sa-funds.com.

SA U.S. Fixed Income Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES — 99.0%
Australia — 1.7%
Westpac Banking Corp.,
1.950%, 11/23/18	USD	1,125,000	$1,127,439
Westpac Banking Corp.,
2.250%, 1/17/19	USD	9,253,000	9,301,699
			10,429,138
Canada — 6.1%
Bank of Montreal,
1.400%, 4/10/18	USD	1,500,000	1,498,424
Province of Ontario Canada,
2.000%, 9/27/18	USD	2,651,000	2,666,683
Province of Ontario Canada,
2.000%, 1/30/19	USD	4,500,000	4,527,108
Royal Bank of Canada GMTN,
1.400%, 10/13/17	USD	1,300,000	1,300,143
Royal Bank of Canada GMTN,
1.625%, 4/15/19	USD	1,000,000	995,944
Royal Bank of Canada GMTN,
1.800%, 7/30/18	USD	2,000,000	2,002,888
Royal Bank of Canada GMTN,
2.150%, 3/15/19	USD	2,000,000	2,014,188
Royal Bank of Canada GMTN,
2.200%, 7/27/18	USD	3,812,000	3,836,450
Toronto-Dominion Bank (The)
GMTN, 1.450%, 9/06/18	USD	6,180,000	6,169,018
Toronto-Dominion Bank (The)
GMTN, 1.750%, 7/23/18	USD	1,646,000	1,648,966
Toronto-Dominion Bank (The)
MTN, 1.400%, 4/30/18	USD	2,000,000	1,998,694
Toronto-Dominion Bank (The)
MTN, 1.950%, 1/22/19	USD	5,756,000	5,781,689
Toronto-Dominion Bank (The)
MTN, 2.625%, 9/10/18	USD	2,125,000	2,148,777
			36,588,972
France — 1.5%
Societe Generale SA,
2.625%, 10/01/18	USD	1,500,000	1,515,750
Societe Generale SA,
2.750%, 10/12/17	USD	306,000	307,013
Total Capital SA,
2.125%, 8/10/18	USD	7,285,000	7,330,305
			9,153,068
Netherlands — 3.6%
Cooperatieve Rabobank UA,
1.700%, 3/19/18	USD	1,435,000	1,437,017
Cooperatieve Rabobank UA,
2.250%, 1/14/19	USD	7,000,000	7,046,305
Shell International Finance BV,
1.625%, 11/10/18	USD	5,470,000	5,477,127
Shell International Finance BV,
1.900%, 8/10/18	USD	5,835,000	5,852,085
Shell International Finance BV,
2.000%, 11/15/18	USD	1,897,000	1,909,568
			21,722,102
Norway — 0.1%
Statoil ASA, 1.950%, 11/08/18	USD	444,000	445,571

Supranational — 0.3%
European Investment Bank
GMTN, 1.625%, 12/18/18	USD	2,000,000	2,004,574

Sweden — 1.4%
Svenska Handelsbanken AB,
2.500%, 1/25/19	USD	5,000,000	5,051,755
Svenska Handelsbanken AB
MTN, 1.625%, 3/21/18	USD	1,000,000	1,000,463
Svenska Handelsbanken AB
MTN, 2.250%, 6/17/19	USD	2,412,000	2,426,540
			8,478,758
United Kingdom — 0.3%
AstraZeneca PLC,
1.750%, 11/16/18	USD	1,875,000	1,876,918

United States — 84.0%
3M Co. MTN, 1.375%, 8/07/18		$2,000,000	1,998,930
Aetna, Inc., 1.700%, 6/07/18		2,800,000	2,801,722
American Express Co.,
7.000%, 3/19/18		300,000	311,205
American Express Credit Corp.,
2.125%, 7/27/18		3,000,000	3,012,360
Apple, Inc., 1.550%, 2/08/19		6,143,000	6,142,656
Apple, Inc., 2.100%, 5/06/19		8,200,000	8,279,105
AT&T, Inc., 2.300%, 3/11/19		3,250,000	3,270,621
AT&T, Inc., 2.375%, 11/27/18		1,000,000	1,007,260
Bank of America Corp. MTN,
5.650%, 5/01/18		2,000,000	2,063,222
Berkshire Hathaway Finance
Corp., 1.300%, 5/15/18		1,500,000	1,498,568
Berkshire Hathaway Finance
Corp., 1.450%, 3/07/18		7,235,000	7,238,567
Berkshire Hathaway, Inc.,
1.150%, 8/15/18		3,000,000	2,989,710
Berkshire Hathaway, Inc.,
1.550%, 2/09/18		3,037,000	3,040,119
Boston Scientific Corp.,
2.650%, 10/01/18		640,000	646,072
Bristol-Myers Squibb Co.,
1.600%, 2/27/19		4,000,000	3,997,044
Cardinal Health, Inc.,
1.700%, 3/15/18		927,000	928,926
Caterpillar Financial Services
Corp., 2.450%, 9/06/18		1,000,000	1,009,605
Caterpillar Financial Services
Corp. MTN, 1.900%, 3/22/19		3,000,000	3,012,051
Chevron Corp.,
1.344%, 11/09/17		8,250,000	8,248,977
Chevron Corp.,
1.561%, 5/16/19		3,875,000	3,864,770
Chevron Corp.,
1.686%, 2/28/19		2,500,000	2,502,353
Chevron Corp.,
1.790%, 11/16/18		500,000	501,632

See notes to financial statements

SA U.S. Fixed Income Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	FACE
	AMOUNT	VALUE†
BONDS AND NOTES (Continued)
United States (Continued)
Cisco Systems, Inc.,
1.600%, 2/28/19	$625,000	$625,112
Cisco Systems, Inc.,
1.650%, 6/15/18	7,860,000	7,876,703
Cisco Systems, Inc.,
2.125%, 3/01/19	9,378,000	9,456,334
Citigroup, Inc., 2.050%, 12/07/18	2,500,000	2,504,590
Citigroup, Inc., 2.500%, 9/26/18	3,340,000	3,363,651
Coca-Cola Co. (The),
1.150%, 4/01/18	3,300,000	3,294,506
Coca-Cola Co. (The),
1.375%, 5/30/19	2,878,000	2,867,464
Coca-Cola Co. (The),
1.650%, 3/14/18	4,975,000	4,984,497
Corning, Inc., 1.450%, 11/15/17	1,897,000	1,896,021
Corning, Inc., 1.500%, 5/08/18	1,000,000	999,677
Danaher Corp., 1.650%, 9/15/18	3,750,000	3,749,805
Dover Corp., 5.450%, 3/15/18	1,500,000	1,539,855
eBay, Inc., 2.500%, 3/09/18	5,746,000	5,780,154
Exxon Mobil Corp.,
1.439%, 3/01/18	7,600,000	7,602,090
Exxon Mobil Corp.,
1.708%, 3/01/19	4,130,000	4,140,057
Federal Home Loan Banks,
1.250%, 1/16/19	9,000,000	8,983,053
Federal Home Loan Banks,
1.375%, 3/18/19	48,250,000	48,236,972
Federal Home Loan Banks,
1.500%, 3/08/19	18,000,000	18,025,074
Federal Home Loan Banks,
1.750%, 12/14/18	12,400,000	12,468,597
Federal Home Loan Banks,
5.375%, 5/15/19	3,230,000	3,463,661
Federal Home Loan Mortgage
Corp., 0.875%, 10/12/18	13,000,000	12,922,377
Federal Home Loan Mortgage
Corp., 3.750%, 3/27/19	10,000,000	10,405,150
Federal National
Mortgage Association,
1.125%, 12/14/18	6,600,000	6,577,507
Federal National
Mortgage Association,
1.625%, 11/27/18	10,000,000	10,035,560
Ford Motor Credit Co. LLC,
2.240%, 6/15/18	1,000,000	1,002,668
Ford Motor Credit Co. LLC,
2.551%, 10/05/18	1,500,000	1,510,335
Ford Motor Credit Co. LLC,
5.000%, 5/15/18	2,900,000	2,974,808
General Electric Co.,
5.250%, 12/06/17	3,600,000	3,659,342
General Electric Co. GMTN,
5.625%, 5/01/18	11,216,000	11,599,677
Georgia Power Co.,
1.950%, 12/01/18	1,698,000	1,700,352
Gilead Sciences, Inc.,
1.850%, 9/04/18	4,793,000	4,805,122
Goldman Sachs Group, Inc. (The),
2.625%, 1/31/19	2,000,000	2,020,988
Goldman Sachs Group, Inc. (The),
6.150%, 4/01/18	2,800,000	2,890,378
Harley-Davidson
Financial Services, Inc.,
2.250%, 1/15/19 ±	680,000	682,434
Intercontinental Exchange, Inc.,
2.500%, 10/15/18	2,000,000	2,018,980
International Business Machines
Corp., 1.950%, 2/12/19	1,000,000	1,006,344
JPMorgan Chase & Co.,
1.625%, 5/15/18	2,735,000	2,734,806
JPMorgan Chase & Co.,
6.000%, 1/15/18	1,700,000	1,738,332
JPMorgan Chase & Co.,
6.300%, 4/23/19	1,030,000	1,108,842
KeyBank NA/Cleveland OH,
2.350%, 3/08/19	4,500,000	4,530,317
McDonald’s Corp. MTN,
2.100%, 12/07/18	3,000,000	3,017,928
Microsoft Corp.,
1.300%, 11/03/18	9,205,000	9,192,177
Microsoft Corp.,
4.200%, 6/01/19	2,000,000	2,098,822
Morgan Stanley GMTN,
2.450%, 2/01/19	5,500,000	5,538,858
NetApp, Inc., 2.000%, 12/15/17	2,970,000	2,974,155
Oracle Corp., 2.375%, 1/15/19	6,195,000	6,267,711
Pfizer, Inc., 1.200%, 6/01/18	14,100,000	14,075,522
Pfizer, Inc., 2.100%, 5/15/19	3,865,000	3,900,813
Philip Morris International, Inc.,
1.875%, 1/15/19	1,500,000	1,502,616
Philip Morris International, Inc.,
5.650%, 5/16/18	3,188,000	3,298,094
Southern Power Co.,
1.500%, 6/01/18	3,500,000	3,496,227
Stryker Corp., 1.300%, 4/01/18	6,000,000	5,988,090
Toyota Motor Credit Corp. GMTN,
1.550%, 7/13/18	1,500,000	1,502,843
Toyota Motor Credit Corp. MTN,
1.700%, 1/09/19	13,000,000	13,009,295
Toyota Motor Credit Corp. MTN,
1.700%, 2/19/19	2,220,000	2,223,168
Toyota Motor Credit Corp. MTN,
2.000%, 10/24/18	669,000	672,761
United States Treasury Note,
0.750%, 2/15/19	10,000,000	9,904,880
United States Treasury Note,
0.875%, 4/15/19	2,000,000	1,982,774
United States Treasury Note,
1.125%, 1/15/19	6,000,000	5,979,258
United States Treasury Note,
1.250%, 11/30/18	35,000,000	34,958,980

See notes to financial statements

SA U.S. Fixed Income Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	FACE
	AMOUNT	VALUE†
BONDS AND NOTES (Continued)
United States (Continued)
United States Treasury Note,
1.250%, 12/15/18	$5,000,000	$4,993,260
United States Treasury Note,
1.250%, 12/31/18	2,000,000	1,997,070
United States Treasury Note,
1.250%, 1/31/19	11,500,000	11,481,129
United States Treasury Note,
1.375%, 12/31/18	20,000,000	20,010,540
United States Treasury Note,
1.500%, 2/28/19	19,000,000	19,042,313
United States Treasury Note,
2.750%, 2/15/19	10,000,000	10,224,800
Wal-Mart Stores, Inc.,
1.950%, 12/15/18	3,200,000	3,222,515
Wells Fargo & Co.,
2.150%, 1/15/19	1,000,000	1,005,233
		509,709,499

TOTAL BONDS AND NOTES
(Identified Cost $601,188,052)		600,408,600

SHORT-TERM INVESTMENTS — 0.3%

	SHARES
Investment Company — 0.3%
State Street Institutional U.S.
Government Money Market
Fund, 0.630%	2,044,429	2,044,429
TOTAL SHORT-TERM
INVESTMENTS
(Identified Cost $2,044,429)		2,044,429

Total Investments — 99.3%
(Identified Cost $603,232,481)#		602,453,029
Cash and Other Assets, Less
Liabilities — 0.7%		4,186,845
Net Assets — 100.0%		$606,639,874

†	See Note 1
±	144A Securities. Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been deemed by the Fund to be liquid and at June 30, 2017 amounted to $682,434 or 0.11% of the net assets of the Fund.
#	At June 30, 2017, the aggregate cost of investment securities for U.S. federal income tax purposes was $603,232,481. Net unrealized depreciation aggregated $779,452 of which $118,480 related to appreciated investment securities and $897,932 related to depreciated investment securities.

Key to abbreviations:
GMTN — Global Medium Term Note
MTN — Medium Term Note
USD — U.S. Dollar

Portfolio Sectors
(% of portfolio market value)+ (Unaudited)

       +        Excludes Short-Term Investments

See notes to financial statements

SA Global Fixed Income Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES — 99.1%
Australia — 8.0%
Australia & New Zealand
Banking Group Ltd,
2.550%, 11/23/21	USD	1,200,000	$1,202,024
Australia & New Zealand
Banking Group Ltd MTN,
2.250%, 6/13/19	USD	3,500,000	3,526,422
Commonwealth Bank of Australia,
2.250%, 3/10/20@±	USD	7,000,000	7,017,808
Commonwealth Bank of
Australia, 2.300%, 9/06/19	USD	2,350,000	2,365,921
Commonwealth Bank of Australia,
2.500%, 9/20/18@	USD	7,443,000	7,508,610
Commonwealth Bank of Australia,
5.000%, 10/15/19	USD	1,000,000	1,063,977
Commonwealth Bank of Australia
GMTN, 2.300%, 3/12/20	USD	3,000,000	3,011,643
National Australia Bank Ltd.,
2.300%, 7/25/18	USD	2,925,000	2,942,442
National Australia Bank Ltd.,
2.400%, 12/09/19±	USD	8,000,000	8,053,720
National Australia Bank Ltd.
GMTN, 2.625%, 7/23/20	USD	5,000,000	5,070,215
Westpac Banking Corp.,
2.600%, 11/23/20	USD	13,825,000	13,980,697
Westpac Banking Corp.,
4.875%, 11/19/19	USD	1,500,000	1,597,880
			57,341,359
Austria — 2.9%
Oesterreichische Kontrollbank
AG 1.625%, 3/12/19	USD	11,000,000	11,006,193
Oesterreichische Kontrollbank
AG, 1.750%, 1/24/20@	USD	10,000,000	10,012,970
			21,019,163
Canada — 16.8%
Bank of Montreal MTN,
1.900%, 8/27/21	USD	2,000,000	1,963,834
Bank of Nova Scotia (The),
2.050%, 6/05/19	USD	10,732,000	10,762,125
Bank of Nova Scotia (The),
2.350%, 10/21/20	USD	5,000,000	5,022,325
Bank of Nova Scotia (The),
2.800%, 7/21/21	USD	1,561,000	1,583,616
Bank of Nova Scotia (The),
4.375%, 1/13/21	USD	3,000,000	3,206,994
CPPIB Capital, Inc.,
1.400%, 6/04/20	CAD	3,000,000	2,303,254
CPPIB Capital, Inc.,
2.250%, 1/25/22±	USD	4,000,000	4,018,148
Province of Alberta Canada,
1.750%, 8/26/20@±	USD	2,000,000	1,990,654
Province of Alberta Canada,
1.900%, 12/06/19	USD	4,600,000	4,612,328
Province of Manitoba Canada,
1.750%, 5/30/19@	USD	5,000,000	5,004,645
Province of Ontario Canada,
2.100%, 9/08/19	CAD	2,500,000	1,958,571
Province of Ontario Canada,
2.500%, 9/10/21@	USD	11,082,000	11,240,340
Province of Ontario Canada,
4.000%, 10/07/19	USD	7,000,000	7,342,510
Province of Quebec Canada,
2.750%, 8/25/21@	USD	8,000,000	8,205,624
Province of Quebec Canada,
3.500%, 7/29/20@	USD	10,000,000	10,470,870
Royal Bank of Canada,
2.350%, 12/09/19	CAD	2,500,000	1,958,378
Royal Bank of Canada GMTN,
2.150%, 3/15/19	USD	5,000,000	5,035,470
Royal Bank of Canada GMTN,
2.150%, 3/06/20	USD	5,640,000	5,657,400
Royal Bank of Canada GMTN,
2.200%, 7/27/18	USD	780,000	785,003
Royal Bank of Canada GMTN,
2.500%, 1/19/21	USD	5,000,000	5,036,595
Royal Bank of Canada MTN,
2.350%, 10/30/20	USD	1,910,000	1,919,414
Toronto-Dominion Bank (The),
1.800%, 7/13/21@	USD	9,750,000	9,556,784
Toronto-Dominion Bank (The)
GMTN, 2.500%, 12/14/20	USD	1,500,000	1,518,054
Toronto-Dominion Bank (The)
MTN, 2.125%, 4/07/21	USD	10,000,000	9,963,300
			121,116,236
France — 8.1%
Agence Francaise de
Developpement,
1.625%, 1/21/20	USD	20,000,000	19,864,260
Caisse d’Amortissement
de la Dette Sociale,
2.000%, 3/22/21	USD	7,000,000	7,009,163
Dexia Credit Local SA,
1.875%, 1/29/20	USD	5,898,000	5,854,585
Dexia Credit Local SA,
2.250%, 1/30/19	USD	3,000,000	3,019,869
French Republic Government
Bond OAT, 0.000%, 5/25/22	EUR	2,450,000	2,804,054
French Republic Government
Bond OAT, 3.000%, 4/25/22	EUR	2,800,000	3,674,319
Sanofi, 4.000%, 3/29/21	USD	4,280,000	4,554,686
Total Capital International SA,
2.100%, 6/19/19	USD	7,000,000	7,061,446
Total Capital International SA,
2.125%, 1/10/19	USD	4,875,000	4,910,334
			58,752,716
Germany — 1.1%
FMS Wertmanagement AoeR,
1.375%, 6/08/21@	USD	5,000,000	4,902,835
KFW, 1.625%, 3/15/21@	USD	2,000,000	1,983,864
State of North Rhine-Westphalia
Germany, 1.625%, 1/22/20	USD	800,000	796,580
			7,683,279

See notes to financial statements

SA Global Fixed Income Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES (Continued)
Ireland — 2.9%
GE Capital International
Funding Co., Unlimited Co.,
2.342%, 11/15/20	USD	20,500,000	$20,673,860

Japan — 0.4%
Japan Finance Organization
for Municipalities,
2.125%, 3/06/19@	USD	3,000,000	3,001,593

Netherlands — 7.7%
Bank Nederlandse
Gemeenten NV,
1.625%, 4/19/21	USD	14,500,000	14,318,619
Bank Nederlandse
Gemeenten NV,
2.375%, 2/01/22	USD	3,000,000	3,039,921
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
2.250%, 1/14/19	USD	2,300,000	2,315,214
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA,
4.750%, 6/06/22	EUR	1,450,000	2,005,639
Cooperatieve Centrale Raiffeisen-
Boerenleenbank BA GMTN,
2.500%, 1/19/21	USD	9,391,000	9,451,356
Nederlandse
Waterschapsbank NV,
1.625%, 3/04/20	USD	1,500,000	1,493,772
Nederlandse
Waterschapsbank NV,
1.875%, 3/13/19	USD	1,700,000	1,707,487
Shell International Finance BV,
1.750%, 9/12/21	USD	2,500,000	2,454,635
Shell International Finance BV,
2.125%, 5/11/20	USD	13,495,000	13,574,486
Shell International Finance BV,
2.250%, 11/10/20	USD	5,100,000	5,137,465
			55,498,594
Norway — 2.7%
Kommunalbanken AS,
1.625%, 1/15/20	USD	5,000,000	4,989,595
Kommunalbanken AS,
1.625%, 2/10/21	USD	5,000,000	4,952,670
Statoil ASA,
1.950%, 11/08/18	USD	1,500,000	1,505,307
Statoil ASA,
2.250%, 11/08/19@	USD	8,000,000	8,053,128
			19,500,700
Singapore — 1.1%
Singapore Government Bond,
1.250%, 10/01/21	SGD	6,000,000	4,320,610
Singapore Government Bond,
1.625%, 10/01/19	SGD	5,000,000	3,662,974
			7,983,584
Supranational — 4.5%
Council of Europe Development
Bank, 1.625%, 3/16/21@	USD	2,500,000	2,472,407
EUROFIMA, 1.750%, 5/29/20	USD	5,000,000	4,989,020
European Investment Bank,
1.625%, 6/15/21@	USD	2,250,000	2,225,129
European Investment Bank,
1.875%, 3/15/19	USD	19,000,000	19,110,903
International Bank for
Reconstruction & Development,
1.625%, 3/09/21	USD	4,000,000	3,964,252
			32,761,711
Sweden — 9.3%
Kommuninvest I Sverige AB,
0.250%, 6/01/22	SEK	60,000,000	7,006,063
Kommuninvest I Sverige AB,
2.000%, 11/12/19	USD	3,000,000	3,021,018
Kommuninvest I Sverige AB,
2.500%, 12/01/20	SEK	15,000,000	1,931,529
Nordea Bank AB,
2.375%, 4/04/19	USD	15,000,000	15,106,590
Nordea Bank AB,
2.500%, 9/17/20±	USD	4,000,000	4,040,020
Skandinaviska Enskilda Banken
AB GMTN, 0.300%, 2/17/22	EUR	918,000	1,044,359
Svensk Exportkredit AB,
1.875%, 6/17/19	USD	1,500,000	1,506,851
Svensk Exportkredit AB GMTN,
1.750%, 8/28/20	USD	7,000,000	6,978,027
Svensk Exportkredit AB GMTN,
1.750%, 3/10/21	USD	3,500,000	3,481,209
Svensk Exportkredit AB GMTN,
2.375%, 3/09/22	USD	5,000,000	5,069,030
Svenska Handelsbanken AB,
5.125%, 3/30/20±	USD	5,000,000	5,399,745
Svenska Handelsbanken AB
MTN, 2.250%, 6/17/19	USD	6,595,000	6,634,755
Sweden Government Bond,
5.000%, 12/01/20	SEK	41,100,000	5,769,279
			66,988,475
Switzerland — 0.1%
Novartis Capital Corp.,
4.400%, 4/24/20	USD	1,000,000	1,068,705

United States — 33.5%
3M Co MTN,
2.000%, 8/07/20	USD	2,500,000	2,512,643
Alphabet, Inc.,
3.625%, 5/19/21	USD	6,929,000	7,339,010
Apple, Inc., 1.550%, 2/07/20	USD	10,000,000	9,954,540
Apple, Inc., 1.550%, 8/04/21	USD	5,000,000	4,887,745
Apple, Inc., 2.100%, 5/06/19	USD	6,000,000	6,057,882
Berkshire Hathaway, Inc.,
2.100%, 8/14/19	USD	11,500,000	11,591,379

See notes to financial statements

SA Global Fixed Income Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	FACE
	AMOUNT		VALUE†
BONDS AND NOTES (Continued)
United States (Continued)
Berkshire Hathaway, Inc.,
2.200%, 3/15/21	USD	2,500,000	$2,520,495
Berkshire Hathaway, Inc.,
3.750%, 8/15/21	USD	1,200,000	1,278,242
Chevron Corp.,
1.961%, 3/03/20	USD	6,600,000	6,622,506
Chevron Corp.,
2.193%, 11/15/19	USD	11,000,000	11,112,134
Chevron Corp.,
2.419%, 11/17/20	USD	500,000	506,436
Chevron Corp.,
2.427%, 6/24/20	USD	3,000,000	3,038,817
Cisco Systems, Inc.,
2.125%, 3/01/19	USD	4,000,000	4,033,412
Cisco Systems, Inc.,
2.200%, 2/28/21	USD	7,950,000	7,997,143
Cisco Systems, Inc.,
4.450%, 1/15/20	USD	8,000,000	8,525,808
Coca-Cola Co. (The),
1.875%, 10/27/20	USD	2,000,000	1,997,182
Coca-Cola Co. (The),
3.150%, 11/15/20	USD	1,970,000	2,047,827
Coca-Cola Co. (The),
3.300%, 9/01/21	USD	10,645,000	11,143,910
Colgate-Palmolive Co MTN,
1.500%, 11/01/18	USD	6,424,000	6,430,488
Exxon Mobil Corp.,
1.819%, 3/15/19	USD	6,300,000	6,326,359
Exxon Mobil Corp.,
1.912%, 3/06/20	USD	6,400,000	6,418,042
Exxon Mobil Corp.,
2.222%, 3/01/21	USD	6,450,000	6,495,621
Federal National
Mortgage Association,
1.500%, 6/22/20@	USD	4,500,000	4,490,951
General Electric Co.,
0.375%, 5/17/22	EUR	200,000	227,210
International Business Machines
Corp., 2.250%, 2/19/21	USD	1,382,000	1,387,704
International Business Machines
Corp., 2.500%, 1/27/22@	USD	5,620,000	5,673,182
Johnson & Johnson,
1.650%, 12/05/18	USD	2,000,000	2,005,306
Johnson & Johnson,
2.250%, 3/03/22	USD	800,000	804,774
Merck & Co., Inc.,
1.850%, 2/10/20	USD	15,500,000	15,535,789
Merck & Co., Inc.,
3.875%, 1/15/21	USD	3,000,000	3,178,977
Merck Sharp & Dohme Corp.,
5.000%, 6/30/19	USD	1,250,000	$1,328,506
Microsoft Corp.,
1.550%, 8/08/21	USD	11,000,000	10,769,066
Microsoft Corp.,
2.000%, 11/03/20	USD	3,000,000	3,012,213
Oracle Corp., 1.900%, 9/15/21	USD	7,500,000	7,438,522
Oracle Corp., 2.800%, 7/08/21	USD	13,500,000	13,872,640
Pfizer, Inc., 1.950%, 6/03/21	USD	4,000,000	3,996,096
Pfizer, Inc., 2.100%, 5/15/19	USD	15,375,000	15,517,465
Toyota Motor Credit Corp. MTN,
1.550%, 10/18/19	USD	863,000	859,495
Toyota Motor Credit Corp. MTN,
2.100%, 1/17/19	USD	4,000,000	4,025,488
Toyota Motor Credit Corp. MTN,
2.125%, 7/18/19	USD	7,000,000	7,050,680
Toyota Motor Credit Corp. MTN,
2.150%, 3/12/20	USD	3,000,000	3,018,321
Toyota Motor Credit Corp. MTN,
2.600%, 1/11/22	USD	1,000,000	1,011,186
United States Treasury Note,
1.125%, 7/31/21	USD	3,000,000	2,924,472
US Bank NA/Cincinnati OH,
2.125%, 10/28/19	USD	4,500,000	4,534,947
			241,500,611

TOTAL BONDS AND
NOTES (Identified
Cost $714,484,304)			714,890,586

	SHARES
SHORT-TERM INVESTMENTS — 6.3%
Investment Company — 0.1%
State Street Institutional U.S.
Government Money Market
Fund, 0.630%		1,018,420	1,018,420
Collateral For Securities On Loan — 6.2%
State Street Navigator Securities
Lending Government Money
Market Portfolio, 1.010%		44,360,044	44,360,044

TOTAL SHORT-TERM
INVESTMENTS
(Identified Cost $45,378,464)			45,378,464

Total Investments — 105.4%
(Identified Cost $759,862,768)#			760,269,050
Liabilities, Less Cash and Other
Assets — (5.4%)			(39,148,751)
Net Assets — 100.0%			$721,120,299

See notes to financial statements

SA Global Fixed Income Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

†	See Note 1
@	A portion or all of the security were held on loan. As of June 30, 2017, the market value of the securities on loan was $61,566,519.
±	144A Securities. Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been deemed by the Fund to be liquid and at June 30, 2017 amounted to $30,520,095 or 4.23% of the net assets of the Fund.
#	At June 30, 2017, the aggregate cost of investment securities for U.S. federal income tax purposes was $759,862,768. Net unrealized appreciation aggregated $406,282 of which $2,353,055 related to appreciated investment securities and $1,946,773 related to depreciated investment securities.

Key to abbreviations:
CAD — Canadian Dollar
EUR — Euro Currency
GMTN — Global Medium Term Note
MTN — Medium Term Note
SEK — Swedish Krona
SGD — Singapore Dollar
USD — U.S. Dollar

Country Weightings
(% of portfolio market value)+ (Unaudited)

       +       Excludes Short-Term Investments

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017

	SHARES	VALUE†
COMMON STOCKS — 95.6%
Aerospace & Defense — 2.8%
Arconic, Inc.	11,128	$252,049
Boeing Co. (The)	28,243	5,585,053
BWX Technologies, Inc.	5,045	245,944
Cubic Corp.	500	23,150
Curtiss-Wright Corp.	1,160	106,465
DigitalGlobe, Inc.*	1,509	50,250
Engility Holdings, Inc.*	495	14,058
Esterline Technologies Corp.*	736	69,773
General Dynamics Corp.	10,085	1,997,838
HEICO Corp.	846	60,777
HEICO Corp., Class A	1,532	95,061
Hexcel Corp.	3,100	163,649
Huntington Ingalls Industries, Inc.	1,972	367,108
KLX, Inc.*	1,200	60,000
L3 Technologies, Inc.	1,026	171,424
Lockheed Martin Corp.	12,054	3,346,311
Moog, Inc., Class A*	1,100	78,892
Northrop Grumman Corp.	7,231	1,856,270
Orbital ATK, Inc.	573	56,360
Raytheon Co.	9,280	1,498,534
Rockwell Collins, Inc.	5,762	605,471
Spirit Aerosystems Holdings, Inc.,
Class A	5,105	295,784
Teledyne Technologies, Inc.*	800	102,120
Textron, Inc.	6,412	302,005
TransDigm Group, Inc.@	1,620	435,569
Triumph Group, Inc.	1,120	35,392
United Technologies Corp.	24,073	2,939,554
Vectrus, Inc.*	366	11,829
Wesco Aircraft Holdings, Inc.*	844	9,157
		20,835,847
Air Freight & Logistics — 0.9%
CH Robinson Worldwide, Inc.	6,400	439,552
Expeditors International of
Washington, Inc.@	7,407	418,347
FedEx Corp.	9,639	2,094,844
Forward Air Corp.	536	28,558
HUB Group, Inc., Class A*	982	37,660
United Parcel Service, Inc., Class B	32,513	3,595,613
XPO Logistics, Inc.*	3,028	195,699
		6,810,273
Airlines — 1.0%
Alaska Air Group, Inc.	5,364	481,472
Allegiant Travel Co.	800	108,480
American Airlines Group, Inc.	23,707	1,192,936
Copa Holdings SA, Class A	1,041	121,797
Delta Air Lines, Inc.	35,670	1,916,906
Hawaiian Holdings, Inc.*	2,703	126,906
JetBlue Airways Corp.*	10,625	242,569
Skywest, Inc.	500	17,550
Southwest Airlines Co.	30,212	1,877,374
Spirit Airlines, Inc.*	2,600	134,290
United Continental Holdings, Inc.*	15,560	1,170,890
		7,391,170
Auto Components — 0.5%
Adient PLC@	2,002	130,891
American Axle & Manufacturing
Holdings, Inc.*	4,031	62,884
Autoliv, Inc.@	2,700	296,460
BorgWarner, Inc.	4,543	192,442
Cooper Tire & Rubber Co.@	2,400	86,640
Cooper-Standard Holdings, Inc.*	400	40,348
Dana, Inc.	6,712	149,879
Delphi Automotive PLC	12,677	1,111,139
Dorman Products, Inc.*	1,109	91,792
Gentex Corp.	10,100	191,597
Gentherm, Inc.*	1,000	38,800
Goodyear Tire & Rubber Co. (The)	10,639	371,939
Horizon Global Corp.*@	587	8,429
LCI Industries	900	92,160
Lear Corp.	2,724	387,026
Tenneco, Inc.	2,500	144,575
Visteon Corp.*	1,205	122,982
		3,519,983
Automobiles — 0.6%
Ford Motor Co.	123,854	1,385,926
General Motors Co.	52,835	1,845,527
Harley-Davidson, Inc.@	7,722	417,142
Tesla, Inc.*@	1,103	398,856
Thor Industries, Inc.	1,600	167,232
		4,214,683
Beverages — 2.5%
Boston Beer Co., Inc. (The),
Class A*	422	55,767
Brown-Forman Corp., Class A	1,902	93,769
Brown-Forman Corp., Class B	11,440	555,984
Coca-Cola Bottling
Co., Consolidated	200	45,774
Coca-Cola Co. (The)	159,849	7,169,228
Constellation Brands, Inc., Class A	4,552	881,859
Dr Pepper Snapple Group, Inc.	8,222	749,106
Molson Coors Brewing Co., Class B	3,735	322,480
Monster Beverage Corp.*	12,111	601,674
National Beverage Corp.@	500	46,780
PepsiCo, Inc.	67,969	7,849,740
		18,372,161
Biotechnology — 3.2%
AbbVie, Inc.	75,823	5,497,926
Alexion Pharmaceuticals, Inc.*	2,081	253,195
Alkermes PLC*@	1,979	114,723
Alnylam Pharmaceuticals, Inc.*@	810	64,606
Amgen, Inc.	23,546	4,055,327
Aptevo Therapeutics, Inc.*	51	105
Biogen, Inc.*	6,872	1,864,786
BioMarin Pharmaceutical, Inc.*	1,527	138,682
Bioverativ, Inc.*	4,400	264,748
Bluebird Bio, Inc.*	400	42,020
Celgene Corp.*	29,744	3,862,853
Emergent BioSolutions, Inc.*	102	3,459

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Biotechnology (Continued)
Exact Sciences Corp.*@	1,421	$50,261
Exelixis, Inc.*	6,333	155,982
Gilead Sciences, Inc.	63,427	4,489,363
Incyte Corp.*	2,767	348,393
Insys Therapeutics, Inc.*	201	2,543
Ionis Pharmaceuticals, Inc.*@	1,162	59,111
Kite Pharma, Inc.*@	233	24,155
Ligand Pharmaceuticals, Inc.*	374	45,404
Myriad Genetics, Inc.*@	2,380	61,499
Neurocrine Biosciences, Inc.*@	1,008	46,368
Opko Health, Inc.*@	3,300	21,714
Regeneron Pharmaceuticals, Inc.*	2,508	1,231,779
Seattle Genetics, Inc.*	1,502	77,713
TESARO, Inc.*@	616	86,154
United Therapeutics Corp.*	1,803	233,903
Vertex Pharmaceuticals, Inc.*	1,732	223,203
		23,319,975
Building Products — 0.4%
A.O. Smith Corp.	4,700	264,751
AAON, Inc.	400	14,740
Allegion PLC	4,647	376,965
Apogee Enterprises, Inc.	400	22,736
Armstrong Flooring, Inc.*	711	12,777
Armstrong World Industries, Inc.*	1,690	77,740
Builders FirstSource, Inc.*	1,300	19,916
Fortune Brands Home & Security, Inc.	4,126	269,180
Johnson Controls International PLC	9,533	413,351
Lennox International, Inc.@	1,236	226,979
Masco Corp.	11,358	433,989
Owens Corning	3,497	234,019
Simpson Manufacturing Co., Inc.	1,080	47,207
Trex Co., Inc.*	800	54,128
Universal Forest Products, Inc.	597	52,124
USG Corp.*@	2,828	82,068
		2,602,670
Capital Markets — 2.2%
Affiliated Managers Group, Inc.	1,196	198,369
Ameriprise Financial, Inc.	5,167	657,707
Artisan Partners Asset Management, Inc., Class A	1,440	44,208
Bank of New York Mellon Corp. (The)	22,232	1,134,277
BGC Partners, Inc., Class A	7,600	96,064
BlackRock, Inc.	2,592	1,094,887
CBOE Holdings, Inc.	2,902	265,243
Charles Schwab Corp. (The)	25,698	1,103,986
CME Group, Inc.	3,590	449,612
Cohen & Steers, Inc.	500	20,270
Donnelley Financial Solutions, Inc.*	1,074	24,659
E*Trade Financial Corp.*	4,507	171,401
Eaton Vance Corp.	5,845	276,585
Evercore Partners, Inc., Class A	1,680	118,440
FactSet Research Systems, Inc.@	1,947	323,552
Federated Investors, Inc., Class B	3,536	99,892
Financial Engines, Inc.@	700	25,620
Franklin Resources, Inc.	7,693	344,569
GAMCO Investors, Inc., Class A	200	5,920
Goldman Sachs Group, Inc. (The)	4,806	1,066,451
Interactive Brokers Group, Inc., Class A@	2,247	84,083
Intercontinental Exchange, Inc.	10,435	687,875
Invesco Ltd.	8,325	292,957
Janus Henderson Group PLC*@	2,029	67,180
Legg Mason, Inc.	1,900	72,504
LPL Financial Holdings, Inc.	2,967	125,979
MarketAxess Holdings, Inc.	1,300	261,430
Moelis & Co., Class A	315	12,238
Moody’s Corp.	5,690	692,359
Morgan Stanley	26,022	1,159,540
Morningstar, Inc.	700	54,838
MSCI, Inc., Class A	3,286	338,425
Nasdaq, Inc.	1,536	109,809
Northern Trust Corp.	4,761	462,817
Raymond James Financial, Inc.	2,600	208,572
S&P Global, Inc.	12,351	1,803,123
SEI Investments Co.	4,110	221,036
State Street Corp.	5,812	521,511
Stifel Financial Corp.*	1,686	77,522
T. Rowe Price Group, Inc.@	10,102	749,669
TD Ameritrade Holding Corp.	7,939	341,298
Virtus Investment Partners, Inc.	200	22,190
Waddell & Reed Financial, Inc., Class A@	3,561	67,232
WisdomTree Investments, Inc.@	5,031	51,165
		16,007,064
Chemicals — 2.6%
AdvanSix, Inc.*	1,163	36,332
Air Products & Chemicals, Inc.	6,593	943,195
Albemarle Corp.	3,067	323,691
Ashland Global Holdings, Inc.	1,329	87,594
Axalta Coating Systems Ltd.*	5,614	179,873
Balchem Corp.	1,093	84,937
Cabot Corp.	1,800	96,174
Celanese Corp., Series A	3,118	296,023
CF Industries Holdings, Inc.	5,854	163,678
Chemours Co. (The)	6,313	239,389
Dow Chemical Co. (The)	35,427	2,234,381
Eastman Chemical Co.	6,348	533,169
Ecolab, Inc.	8,393	1,114,171
EI Du Pont de Nemours & Co.	28,819	2,325,981
Flotek Industries, Inc.*@	1,026	9,172
FMC Corp.	1,919	140,183
GCP Applied Technologies, Inc.*	3,212	97,966
H.B. Fuller Co.	1,077	55,045
Huntsman Corp.	8,447	218,270
Ingevity Corp.*	1,630	93,562
International Flavors & Fragrances, Inc.	3,158	426,330

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Chemicals (Continued)
LyondellBasell Industries NV, Class A	16,269	$1,372,941
Minerals Technologies, Inc.	1,316	96,331
Monsanto Co.	19,039	2,253,456
Mosaic Co. (The)	4,187	95,589
NewMarket Corp.	462	212,742
Olin Corp.	3,768	114,095
Platform Specialty Products Corp.*@	1,155	14,645
PolyOne Corp.	2,800	108,472
PPG Industries, Inc.	10,110	1,111,696
Praxair, Inc.	14,061	1,863,786
Quaker Chemical Corp.	100	14,523
RPM International, Inc.	4,928	268,822
Scotts Miracle-Gro Co. (The), Class A	2,064	184,645
Sensient Technologies Corp.	1,000	80,530
Sherwin Williams Co. (The)	3,887	1,364,182
Trinseo SA	1,665	114,385
Tronox Ltd., Class A	771	11,658
Valvoline, Inc.	3,648	86,531
W.R. Grace & Co.	2,716	195,579
		19,263,724
Commercial Banks — 3.7%
Associated Banc-Corp.@	2,405	60,606
BancorpSouth, Inc.	2,260	68,930
Bank of America Corp.	110,738	2,686,504
Bank of Hawaii Corp.	1,300	107,861
Bank of the Ozarks, Inc.	2,453	114,972
BankUnited, Inc.	2,800	94,388
BB&T Corp.	9,022	409,689
Canadian Imperial Bank of Commerce	835	67,769
Capital Bank Financial Corp., Class A	274	10,439
Cathay General Bancorp	2,343	88,917
Chemical Financial Corp.	1,945	94,157
CIT Group, Inc.@	2,643	128,714
Citigroup, Inc.	29,325	1,961,256
Citizens Financial Group, Inc.	6,158	219,717
Columbia Banking System, Inc.	1,612	64,238
Comerica, Inc.	1,703	124,728
Commerce Bancshares, Inc.	2,416	137,301
Community Bank System, Inc.@	1,228	68,486
Cullen/Frost Bankers, Inc.	660	61,981
CVB Financial Corp.	2,712	60,830
Eagle Bancorp, Inc.*	460	29,118
East West Bancorp, Inc.	2,883	168,886
FCB Financial Holdings, Inc., Class A*	400	19,100
Fifth Third Bancorp	16,288	422,836
First Citizens Bancshares, Inc., Class A	112	41,742
First Financial Bankshares, Inc.@	705	31,161
First Horizon National Corp.	5,445	94,852
First Midwest Bancorp, Inc.	2,635	61,422
First Republic Bank	1,942	194,394
FNB Corp.	7,444	105,407
Fulton Financial Corp.	5,467	103,873
Glacier Bancorp, Inc.	2,417	88,486
Great Western Bancorp, Inc.	1,288	52,563
Hancock Holding Co.	2,100	102,900
Hilltop Holdings, Inc.	2,327	60,991
Home Bancshares, Inc.	2,796	69,620
Hope Bancorp, Inc.	2,893	53,954
Huntington Bancshares, Inc.	13,361	180,641
Iberiabank Corp.	891	72,617
International Bancshares Corp.	1,350	47,318
Investors Bancorp, Inc.	5,282	70,568
JPMorgan Chase & Co.	75,779	6,926,201
KeyCorp	13,595	254,770
LegacyTexas Financial Group, Inc.	399	15,214
M&T Bank Corp.	1,490	241,305
MB Financial, Inc.	1,600	70,464
Old National Bancorp	2,800	48,300
PacWest Bancorp	1,900	88,730
People’s United Financial, Inc.	5,392	95,223
Pinnacle Financial Partners, Inc.	641	40,255
PNC Financial Services Group, Inc. (The)	5,308	662,810
Popular, Inc.	2,182	91,011
Prosperity Bancshares, Inc.	1,226	78,758
Regions Financial Corp.	15,317	224,241
ServisFirst Bancshares, Inc.	434	16,010
Signature Bank*	1,100	157,883
Simmons First National Corp., Class A	600	31,740
South State Corp.	799	68,474
Sterling Bancorp	2,975	69,169
SunTrust Banks, Inc.	7,244	410,880
SVB Financial Group*	1,100	193,369
Synovus Financial Corp.	3,279	145,063
TCF Financial Corp.	4,700	74,918
Texas Capital Bancshares, Inc.*	827	64,010
TowneBank	430	13,244
Trustmark Corp.	1,900	61,104
UMB Financial Corp.	900	67,374
Umpqua Holdings Corp.	3,100	56,916
United Bankshares, Inc.@	1,262	49,470
United Community Banks, Inc.	396	11,009
US Bancorp	36,155	1,877,168
Valley National Bancorp	5,707	67,400
Webster Financial Corp.	1,276	66,633
Wells Fargo & Co.	104,104	5,768,403
Westamerica Bancorp	500	28,020

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Commercial Banks (Continued)
Western Alliance Bancorp*	2,242	$110,306
Wintrust Financial Corp.	1,100	84,084
Zions Bancorp	2,570	112,849
		27,146,710
Commercial Services & Supplies — 0.6%
ABM Industries, Inc.	1,200	49,824
Brady Corp., Class A	1,200	40,680
Brink’s Co. (The)	1,830	122,610
Cintas Corp.	3,459	435,972
Civeo Corp.*	3,200	6,720
Clean Harbors, Inc.*	1,735	96,865
Copart, Inc.*	8,342	265,192
Covanta Holding Corp.@	3,570	47,124
Deluxe Corp.	2,000	138,440
Essendant, Inc.	900	13,347
Healthcare Services Group, Inc.	2,553	119,557
Herman Miller, Inc.	2,059	62,594
HNI Corp.	1,066	42,501
Interface, Inc.	1,200	23,580
KAR Auction Services, Inc.	5,425	227,687
LSC Communications, Inc.	1,074	22,984
Mobile Mini, Inc.	1,083	32,328
MSA Safety, Inc.	1,100	89,287
Pitney Bowes, Inc.	5,807	87,686
Republic Services, Inc.	7,222	460,258
Rollins, Inc.@	4,221	171,837
Steelcase, Inc., Class A	3,679	51,506
Stericycle, Inc.*	1,894	144,550
Tetra Tech, Inc.	1,092	49,959
UniFirst Corp.@	477	67,114
Waste Management, Inc.	20,670	1,516,144
West Corp.	700	16,324
		4,402,670
Communications Equipment — 0.9%
ADTRAN, Inc.	1,300	26,845
Arista Networks, Inc.*@	864	129,419
ARRIS International PLC*	4,019	112,612
Brocade Communications Systems, Inc.	11,672	147,184
Ciena Corp.*@	4,911	122,873
Cisco Systems, Inc.	118,503	3,709,144
CommScope Holding Co., Inc.*	6,010	228,560
EchoStar Corp., Class A*	1,040	63,128
F5 Networks, Inc.*	2,800	355,768
Finisar Corp.*	2,900	75,342
Harris Corp.	3,631	396,069
InterDigital, Inc.	1,772	136,976
Juniper Networks, Inc.	4,904	136,724
Lumentum Holdings, Inc.*	1,020	58,191
Motorola Solutions, Inc.	4,325	375,151
NETGEAR, Inc.*	426	18,361
NetScout Systems, Inc.*	2,150	73,960
Palo Alto Networks, Inc.*	756	101,160
Plantronics, Inc.	1,300	68,003
Ubiquiti Networks, Inc.*@	932	48,436
Viasat, Inc.*@	1,131	74,872
Viavi Solutions, Inc.*	5,100	53,703
		6,512,481
Computers & Peripherals — 5.0%
3D Systems Corp.*@	1,421	26,573
Apple, Inc.	226,948	32,685,051
Electronics for Imaging, Inc.*	1,399	66,284
Hewlett Packard Enterprise Co.	56,336	934,614
HP, Inc.	53,010	926,615
NCR Corp.*	4,927	201,219
NetApp, Inc.	7,606	304,620
Seagate Technology PLC@	15,309	593,224
Stratasys Ltd.*	981	22,867
Western Digital Corp.	5,725	507,235
Xerox Corp.	4,155	119,373
		36,387,675
Construction & Engineering — 0.1%
AECOM*	2,636	85,222
Chicago Bridge & Iron Co. NV	2,347	46,306
Dycom Industries, Inc.*@	1,788	160,062
EMCOR Group, Inc.	1,700	111,146
Fluor Corp.	2,729	124,934
Granite Construction, Inc.	245	11,819
Jacobs Engineering Group, Inc.	1,095	59,557
KBR, Inc.@	2,987	45,462
MasTec, Inc.*	2,200	99,330
Primoris Services Corp.	1,000	24,940
Quanta Services, Inc.*	3,524	116,010
Valmont Industries, Inc.	432	64,627
		949,415
Construction Materials — 0.1%
Eagle Materials, Inc.	1,471	135,950
Martin Marietta Materials, Inc.	988	219,909
Vulcan Materials Co.	2,484	314,673
		670,532
Consumer Finance — 0.8%
Ally Financial, Inc.	12,704	265,514
American Express Co.	30,084	2,534,276
Capital One Financial Corp.	10,554	871,971
Credit Acceptance Corp.*@	284	73,028
Discover Financial Services	12,087	751,691
FirstCash, Inc.	1,400	81,620
Navient Corp.	10,953	182,367
Nelnet, Inc., Class A	156	7,334
OneMain Holdings, Inc.*@	893	21,959
PRA Group, Inc.*@	1,500	56,850
Santander Consumer USA Holdings, Inc.*	3,992	50,938
SLM Corp.*	15,724	180,826
Synchrony Financial	25,936	773,411
		5,851,785

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Containers & Packaging — 0.6%
Aptargroup, Inc.@	2,499	$217,063
Avery Dennison Corp.	4,556	402,614
Ball Corp.@	6,686	282,216
Bemis Co., Inc.	3,733	172,651
Berry Plastics Group, Inc.*	4,752	270,911
Crown Holdings, Inc.*	6,068	362,017
Graphic Packaging Holding Co.	13,226	182,254
Greif, Inc., Class A	1,000	55,780
International Paper Co.	14,819	838,904
Owens-Illinois, Inc.*	6,988	167,153
Packaging Corp. of America	4,365	486,217
Sealed Air Corp.	9,671	432,874
Silgan Holdings, Inc.	3,936	125,086
Sonoco Products Co.	3,106	159,711
WestRock Co.	3,180	180,179
		4,335,630
Distributors — 0.1%
Core-Mark Holding Co., Inc.@	724	23,935
Genuine Parts Co.	5,605	519,920
LKQ Corp.*	9,191	302,844
Pool Corp.	1,885	221,619
		1,068,318
Diversified Consumer Services — 0.2%
Adtalem Global Education, Inc.	1,600	60,720
Bright Horizons Family Solutions,Inc.*	1,729	133,496
Graham Holdings Co., Class B	100	59,965
Grand Canyon Education, Inc.*	2,002	156,977
H&R Block, Inc.	8,277	255,842
Houghton Mifflin Harcourt Co.*	2,049	25,203
Service Corp. International	9,025	301,886
ServiceMaster Global Holdings, Inc.*	6,209	243,331
Sotheby’s*	1,429	76,694
		1,314,114
Diversified Financial Services — 1.3%
Berkshire Hathaway, Inc., Class B*	55,545	9,407,657
FNFV Group*	2,320	36,656
Leucadia National Corp.	3,526	92,240
Voya Financial, Inc.	1,793	66,144
		9,602,697
Diversified Telecommunication Services — 2.6%
AT&T, Inc.	241,453	9,110,022
CenturyLink, Inc.@	19,042	454,723
Cogent Communications Holdings, Inc.	1,228	49,243
Frontier Communications Corp.@	18,754	21,754
Level 3 Communications, Inc.*	6,484	384,501
Verizon Communications, Inc.	193,995	8,663,817
Windstream Holdings, Inc.@	4,665	18,100
Zayo Group Holdings, Inc.*	2,899	89,579
		18,791,739
Electric Utilities — 1.8%
Allete, Inc.	1,400	100,352
Alliant Energy Corp.	5,892	236,682
American Electric Power Co., Inc.	14,430	1,002,452
Avangrid, Inc.	1,433	63,267
Duke Energy Corp.	18,792	1,570,823
Edison International	10,408	813,802
El Paso Electric Co.	1,200	62,040
Entergy Corp.	3,692	283,435
Eversource Energy	8,109	492,297
Exelon Corp.	29,315	1,057,392
FirstEnergy Corp.	10,397	303,177
Great Plains Energy, Inc.	7,041	206,160
Hawaiian Electric Industries, Inc.	3,245	105,073
IDACORP, Inc.	1,576	134,512
MGE Energy, Inc.	573	36,873
NextEra Energy, Inc.	14,718	2,062,433
OGE Energy Corp.	5,840	203,174
PG&E Corp.	13,322	884,181
Pinnacle West Capital Corp.	3,190	271,660
PNM Resources, Inc.	2,600	99,450
Portland General Electric Co.	2,100	95,949
PPL Corp.	19,020	735,313
Southern Co. (The)	27,660	1,324,361
Westar Energy, Inc.	4,860	257,677
Xcel Energy, Inc.	15,130	694,164
		13,096,699
Electrical Equipment — 0.6%
Acuity Brands, Inc.	1,379	280,323
AMETEK, Inc.	7,303	442,343
Babcock & Wilcox Enterprises, Inc.*	1,486	17,475
Eaton Corp. PLC	9,300	723,819
Emerson Electric Co.	25,280	1,507,193
EnerSys	1,200	86,940
Generac Holdings, Inc.*	2,200	79,486
Hubbell, Inc.	1,994	225,661
Regal Beloit Corp.	967	78,859
Rockwell Automation, Inc.	5,603	907,462
Sensata Technologies Holding NV*@	5,879	251,151
		4,600,712
Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp., Class A	11,806	871,519
Anixter International, Inc.*	800	62,560
Arrow Electronics, Inc.*	1,952	153,076
Avnet, Inc.	2,642	102,721
Belden, Inc.	1,699	128,155
CDW Corp.	6,754	422,328
Cognex Corp.	1,853	157,320
Coherent, Inc.*	580	130,494
Corning, Inc.	16,048	482,242
Daktronics, Inc.	100	963
Dolby Laboratories, Inc., Class A	1,700	83,232
Flex Ltd.*	21,283	347,126

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Electronic Equipment, Instruments & Components (Continued)
FLIR Systems, Inc.	3,073	$106,510
IPG Photonics Corp.*	763	110,711
Itron, Inc.*	545	36,924
Jabil, Inc.	5,400	157,626
Keysight Technologies, Inc.*	5,963	232,140
Knowles Corp.*	1,850	31,302
Littelfuse, Inc.	380	62,700
Methode Electronics, Inc.	400	16,480
National Instruments Corp.@	1,558	62,663
OSI Systems, Inc.*	572	42,986
Plexus Corp.*	900	47,313
Sanmina Corp.*	900	34,290
SYNNEX Corp.	735	88,171
TE Connectivity Ltd.	11,810	929,211
Tech Data Corp.*	1,300	131,300
Trimble, Inc.*	5,941	211,915
Universal Display Corp.@	786	85,870
VeriFone Systems, Inc.*@	2,891	52,327
Vishay Intertechnology, Inc.@	4,130	68,558
Zebra Technologies Corp., Class A*	1,552	156,007
		5,606,740
Energy Equipment & Services — 0.4%
Archrock, Inc.	1,688	19,243
Atwood Oceanics, Inc.*	1,100	8,965
Baker Hughes, Inc.	5,494	299,478
Bristow Group, Inc.	1,083	8,285
CARBO Ceramics, Inc.*@	300	2,055
Core Laboratories NV@	2,191	221,883
Diamond Offshore Drilling, Inc.*@	1,386	15,010
Dril-Quip, Inc.*	900	43,920
Ensco PLC	5,673	29,273
Era Group, Inc.*	400	3,784
Exterran Corp.*	844	22,535
Forum Energy Technologies, Inc.*	1,368	21,341
Halliburton Co.	10,754	459,303
Helix Energy Solutions Group, Inc.*	2,643	14,907
Helmerich & Payne, Inc.@	952	51,732
Hornbeck Offshore Services, Inc.*@	900	2,547
McDermott International, Inc.*	6,400	45,888
Nabors Industries Ltd.	8,800	71,632
National Oilwell Varco, Inc.	4,522	148,955
Noble Corp. PLC	5,783	20,934
Oceaneering International, Inc.	2,700	61,668
Oil States International, Inc.*	1,400	38,010
Pacific Drilling SA*@	2	3
Patterson-UTI Energy, Inc.	4,300	86,817
Rowan Cos. PLC, Class A*@	2,805	28,723
Schlumberger Ltd.	14,824	976,012
SEACOR Holdings, Inc.*	500	17,150
SEACOR Marine Holdings, Inc.*	502	10,221
Superior Energy Services, Inc.*	2,568	26,784
TechnipFMC PLC*	3,165	86,088
Transocean Ltd.*@	10,878	89,526
U.S. Silica Holdings, Inc.@	612	21,720
Unit Corp.*	1,300	24,349
Weatherford International PLC*@	21,184	81,982
		3,060,723
Food & Staples Retailing — 2.0%
Andersons, Inc. (The)	486	16,597
Casey’s General Stores, Inc.@	1,701	182,194
Costco Wholesale Corp.	19,108	3,055,942
CVS Health Corp.	32,978	2,653,410
Kroger Co. (The)	41,913	977,411
Performance Food Group Co.*	1,098	30,085
PriceSmart, Inc.	600	52,560
Rite Aid Corp.*	44,924	132,526
Sprouts Farmers Market, Inc.*	4,416	100,111
SUPERVALU, Inc.*	5,600	18,424
Sysco Corp.	21,676	1,090,953
United Natural Foods, Inc.*	1,400	51,380
Wal-Mart Stores, Inc.	60,220	4,557,450
Walgreens Boots Alliance, Inc.	19,881	1,556,881
Weis Markets, Inc.	600	29,232
Whole Foods Market, Inc.	11,307	476,138
		14,981,294
Food Products — 1.2%
Archer-Daniels-Midland Co.	5,940	245,797
B&G Foods, Inc.@	2,370	84,372
Blue Buffalo Pet Products, Inc.*	3,286	74,954
Bunge Ltd.	3,123	232,976
Cal-Maine Foods, Inc.*@	1,089	43,124
Campbell Soup Co.	8,657	451,463
ConAgra Brands, Inc.	6,911	247,137
Darling Ingredients, Inc.*	6,645	104,592
Dean Foods Co.	4,792	81,464
Flowers Foods, Inc.@	5,407	93,595
Fresh Del Monte Produce, Inc.	1,100	56,001
General Mills, Inc.	24,938	1,381,565
Hain Celestial Group, Inc. (The)*	2,595	100,738
Hershey Co. (The)	7,200	773,064
Hormel Foods Corp.@	9,190	313,471
Ingredion, Inc.	2,464	293,733
J&J Snack Foods Corp.	457	60,356
J.M. Smucker Co. (The)	2,349	277,957
Kellogg Co.	11,146	774,201
Kraft Heinz Co. (The)	6,310	540,388
Lamb Weston Holdings, Inc.	4,692	206,636
Lancaster Colony Corp.	722	88,532
McCormick & Co., Inc.	4,223	411,785
Mondelez International, Inc., Class A	19,665	849,331
Pilgrim’s Pride Corp.*@	1,700	37,264
Pinnacle Foods, Inc.	3,213	190,852
Post Holdings, Inc.*	1,507	117,019
Sanderson Farms, Inc.	839	97,030
Snyders-Lance, Inc.@	1,354	46,876
Tootsie Roll Industries, Inc.@	349	12,163
TreeHouse Foods, Inc.*@	916	74,828
Tyson Foods, Inc., Class A	8,281	518,639
		8,881,903
See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Gas Utilities — 0.2%
Atmos Energy Corp.	3,038	$252,002
National Fuel Gas Co.@	1,600	89,344
New Jersey Resources Corp.	2,300	91,310
Northwest Natural Gas Co.	456	27,292
ONE Gas, Inc.	1,600	111,696
South Jersey Industries, Inc.	1,600	54,672
Southwest Gas Corp.	1,343	98,119
Spire, Inc.	963	67,169
UGI Corp.	5,299	256,525
WGL Holdings, Inc.	1,400	116,802
		1,164,931
Health Care Equipment & Supplies — 2.1%
Abbott Laboratories	39,339	1,912,269
ABIOMED, Inc.*	957	137,138
Alere, Inc.*	2,200	110,418
Align Technology, Inc.*	2,300	345,276
Baxter International, Inc.	9,977	604,008
Becton Dickinson & Co.	5,839	1,139,247
Boston Scientific Corp.*	26,555	736,105
Cantel Medical Corp.	1,074	83,675
Cooper Companies, Inc. (The)	939	224,815
CR Bard, Inc.	3,279	1,036,525
Danaher Corp.	13,016	1,098,420
Dentsply Sirona, Inc.	2,030	131,625
DexCom, Inc.*@	1,183	86,536
Edwards Lifesciences Corp.*	6,748	797,884
Globus Medical, Inc., Class A*	1,500	49,725
Haemonetics Corp.*	1,000	39,490
Halyard Health, Inc.*	1,856	72,904
Hill-Rom Holdings, Inc.	2,124	169,092
Hologic, Inc.*	8,011	363,539
ICU Medical, Inc.*	98	16,905
Idexx Laboratories, Inc.*	3,159	509,926
Integra LifeSciences Holdings Corp.*@	1,168	63,668
Intuitive Surgical, Inc.*	725	678,143
LivaNova PLC*	1,115	68,249
Masimo Corp.*	1,500	136,770
Medtronic PLC	17,156	1,522,595
Neogen Corp.*	167	11,541
NuVasive, Inc.*	1,369	105,303
ResMed, Inc.@	4,096	318,956
SeaSpine Holdings Corp.*	266	3,064
STERIS PLC	1,291	105,216
Stryker Corp.	10,173	1,411,809
Teleflex, Inc.	764	158,729
Varex Imaging Corp.*	1,282	43,332
Varian Medical Systems, Inc.*	3,205	330,724
West Pharmaceutical Services, Inc.	1,773	167,584
Wright Medical Group NV*	427	11,738
Zimmer Biomet Holdings, Inc.	3,710	476,364
		15,279,307
Health Care Providers & Services — 2.7%
Acadia Healthcare Co., Inc.*@	1,916	94,612
Aetna, Inc.	7,150	1,085,585
Amedisys, Inc.*	278	17,461
AmerisourceBergen Corp.	6,392	604,236
AMN Healthcare Services, Inc.*	1,300	50,765
Anthem, Inc.	5,244	986,554
Brookdale Senior Living, Inc.*	3,601	52,971
Cardinal Health, Inc.	12,363	963,325
Centene Corp.*	3,201	255,696
Chemed Corp.	690	141,126
CIGNA Corp.	8,271	1,384,483
Community Health Systems, Inc.*	4,567	45,487
DaVita, Inc.*	5,848	378,716
Diplomat Pharmacy, Inc.*	170	2,516
Envision Healthcare Corp.*	2,631	164,885
Express Scripts Holding Co.*	23,331	1,489,451
HCA Holdings, Inc.*	9,284	809,565
HealthEquity, Inc.*@	400	19,932
Healthsouth Corp.	3,958	191,567
Henry Schein, Inc.*	2,586	473,290
Humana, Inc.	3,511	844,817
Kindred Healthcare, Inc.	1,371	15,972
Laboratory Corp. of America Holdings*	2,802	431,900
LifePoint Health, Inc.*	1,533	102,941
Magellan Health, Inc.*	708	51,613
McKesson Corp.	7,034	1,157,374
Mednax, Inc.*	2,600	156,962
Molina Healthcare, Inc.*@	1,439	99,550
Owens & Minor, Inc.	1,695	54,562
Patterson Cos., Inc.@	2,215	103,994
Premier, Inc., Class A*	1,155	41,580
Quest Diagnostics, Inc.	4,438	493,328
Quorum Health Corp.*	1,141	4,735
Select Medical Holdings Corp.*	2,804	43,041
Tenet Healthcare Corp.*@	4,329	83,723
UnitedHealth Group, Inc.	30,888	5,727,253
Universal Health Services, Inc., Class B	3,203	391,022
VCA, Inc.*	2,228	205,667
WellCare Health Plans, Inc.*	1,103	198,055
		19,420,312
Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc.*	5,500	70,180
athenahealth, Inc.*@	1,077	151,372
Cerner Corp.*	9,714	645,690
HMS Holdings Corp.*	1,549	28,656
Medidata Solutions, Inc.*	294	22,991
Veeva Systems, Inc., Class A*	1,900	116,489
		1,035,378

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Hotels, Restaurants & Leisure — 2.4%
Aramark	8,191	$335,667
Belmond Ltd., Class A*	1,547	20,575
Bloomin’ Brands, Inc.	6,102	129,545
Bob Evans Farms, Inc.	800	57,464
Brinker International, Inc.@	1,448	55,169
Buffalo Wild Wings, Inc.*	843	106,808
Carnival Corp.	8,038	527,052
Cheesecake Factory, Inc. (The)	1,877	94,413
Chipotle Mexican Grill, Inc.*@	475	197,647
Choice Hotels International, Inc.	1,000	64,250
Churchill Downs, Inc.	115	21,080
ClubCorp Holdings, Inc.	110	1,441
Cracker Barrel Old Country Store,Inc.@	1,060	177,285
Darden Restaurants, Inc.	3,965	358,595
Dave & Buster’s Entertainment, Inc.*	1,491	99,166
DineEquity, Inc.@	590	25,990
Domino’s Pizza, Inc.	1,789	378,427
Dunkin’ Brands Group, Inc.@	2,994	165,029
Extended Stay America, Inc.	3,350	64,856
Fiesta Restaurant Group, Inc.*	484	9,995
Hilton Grand Vacations, Inc.*	1,634	58,922
Hilton Worldwide Holdings, Inc.	5,448	336,959
Hyatt Hotels Corp., Class A*	300	16,863
ILG, Inc.	4,076	112,049
International Game Technology PLC	1,437	26,297
J Alexander’s Holdings, Inc.*	400	4,900
Jack in the Box, Inc.	1,189	117,116
La Quinta Holdings, Inc.*	615	9,084
Las Vegas Sands Corp.	17,765	1,135,006
Marriott International, Inc., Class A	7,488	751,121
Marriott Vacations Worldwide Corp.	295	34,736
McDonald’s Corp.	26,066	3,992,269
MGM Resorts International	9,774	305,828
Norwegian Cruise Line Holdings Ltd.*	4,276	232,144
Panera Bread Co., Class A*	1,166	366,870
Papa John’s International, Inc.@	761	54,609
Royal Caribbean Cruises Ltd.	3,273	357,510
SeaWorld Entertainment, Inc.@	2,000	32,540
Six Flags Entertainment Corp.	2,952	175,969
Sonic Corp.@	1,700	45,033
Starbucks Corp.	68,721	4,007,122
Texas Roadhouse, Inc.	1,857	94,614
Vail Resorts, Inc.	1,332	270,170
Wendy’s Co. (The)	7,777	120,621
Wyndham Worldwide Corp.	4,979	499,941
Wynn Resorts Ltd.	2,638	353,809
Yum! Brands, Inc.	10,701	789,306
		17,191,862
Household Durables — 0.5%
CalAtlantic Group, Inc.	1,929	68,190
DR Horton, Inc.	6,639	229,510
Garmin Ltd.@	2,389	121,911
GoPro, Inc., Class A*@	1,515	12,317
Helen of Troy Ltd.*	818	76,974
KB Home	922	22,100
La-Z-Boy, Inc.	1,500	48,750
Leggett & Platt, Inc.	4,900	257,397
Lennar Corp., Class A	3,700	197,284
Meritage Homes Corp.*	900	37,980
Mohawk Industries, Inc.*	1,866	450,994
Newell Brands, Inc.	4,648	249,226
NVR, Inc.*	159	383,287
PulteGroup, Inc.	7,850	192,561
Taylor Morrison Home Corp., Class A*	469	11,261
Tempur Sealy International, Inc.*@	2,341	124,986
Toll Brothers, Inc.	2,700	106,677
TopBuild Corp.*	1,706	90,537
TRI Pointe Group, Inc.*	854	11,264
Tupperware Brands Corp.	2,245	157,666
Whirlpool Corp.	2,639	505,685
		3,356,557
Household Products — 1.6%
Church & Dwight Co., Inc.	10,788	559,681
Clorox Co. (The)	5,655	753,472
Colgate-Palmolive Co.	26,296	1,949,323
Energizer Holdings, Inc.	2,587	124,228
HRG Group, Inc.*	3,569	63,207
Kimberly-Clark Corp.	11,576	1,494,577
Procter & Gamble Co. (The)	79,992	6,971,303
Spectrum Brands Holdings, Inc.@	817	102,158
WD-40 Co.	251	27,698
		12,045,647
Independent Power Producers & Energy Traders — 0.1%
AES Corp.	23,347	259,385
Calpine Corp.*	10,515	142,268
Dynegy, Inc.*	1,700	14,059
NRG Energy, Inc.	8,933	153,826
NRG Yield, Inc., Class A	475	8,104
NRG Yield, Inc., Class C	475	8,360
Ormat Technologies, Inc.	441	25,878
Pattern Energy Group, Inc.	560	13,350
		625,230
Industrial Conglomerates — 1.7%
3M Co.	28,438	5,920,507
Carlisle Cos., Inc.	1,461	139,379
General Electric Co.	88,634	2,394,004
Honeywell International, Inc.	28,340	3,777,439
Raven Industries, Inc.	939	31,269
Roper Technologies, Inc.	2,000	463,060
		12,725,658

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Insurance — 1.9%
Aflac, Inc.	9,074	$704,868
Alleghany Corp.*	225	133,830
Allied World Assurance Co., Holdings Ltd.	2,343	123,945
Allstate Corp. (The)	7,334	648,619
American Equity Investment Life Holding Co.	3,500	91,980
American Financial Group, Inc.	853	84,763
American International Group, Inc.	9,870	617,072
American National Insurance Co.	117	13,629
Amtrust Financial Services, Inc.@	2,204	33,369
Aon PLC	9,385	1,247,736
Arch Capital Group Ltd.*	1,434	133,778
Argo Group International Holdings Ltd.	765	46,359
Arthur J. Gallagher & Co.	3,180	182,055
Aspen Insurance Holdings Ltd.	1,050	52,343
Assurant, Inc.	1,246	129,198
Assured Guaranty Ltd.	3,800	158,612
Axis Capital Holdings Ltd.	1,300	84,058
Brown & Brown, Inc.	2,820	121,457
Chubb Ltd.	5,796	842,623
Cincinnati Financial Corp.	1,449	104,980
CNO Financial Group, Inc.	5,300	110,664
Enstar Group Ltd.*	300	59,595
Erie Indemnity Co., Class A@	1,030	128,822
Everest Re Group Ltd.	328	83,506
First American Financial Corp.	3,390	151,499
FNF Group	3,562	159,684
Genworth Financial, Inc., Class A*	12,668	47,758
Hanover Insurance Group, Inc. (The)	696	61,686
Hartford Financial Services Group, Inc.	8,187	430,391
Kemper Corp.	1,200	46,320
Lincoln National Corp.	2,076	140,296
Loews Corp.	2,022	94,650
Markel Corp.*	100	97,586
Marsh & McLennan Cos., Inc.	20,780	1,620,009
MBIA, Inc.*	3,900	36,777
Mercury General Corp.@	800	43,200
MetLife, Inc.	10,277	564,618
National General Holdings Corp.	1,173	24,750
Old Republic International Corp.	4,100	80,073
Primerica, Inc.	1,400	106,050
Principal Financial Group, Inc.	6,395	409,728
ProAssurance Corp.	917	55,754
Progressive Corp. (The)	12,327	543,497
Prudential Financial, Inc.	5,153	557,245
Reinsurance Group of America, Inc.	777	99,759
RenaissanceRe Holdings Ltd.	469	65,214
RLI Corp.	1,000	54,620
Selective Insurance Group, Inc.	829	41,491
Torchmark Corp.	2,328	178,092
Travelers Companies, Inc. (The)	11,352	1,436,369
Unum Group	3,955	184,422
Validus Holdings Ltd.	1,760	91,467
White Mountains Insurance Group Ltd.	84	72,965
Willis Towers Watson PLC	1,900	276,374
WR Berkley Corp.	1,931	133,567
XL Group Ltd.	3,282	143,752
		13,987,524
Internet & Catalog Retail — 3.2%
Amazon.com, Inc.*	19,551	18,925,368
Expedia, Inc.	2,480	369,396
HSN, Inc.	1,490	47,531
Lands’ End, Inc.*@	357	5,319
Liberty Expedia Holdings, Inc., Class A*	1,430	77,249
Liberty Interactive Corp. QVC Group, Class A*	9,939	243,903
Liberty TripAdvisor Holdings, Inc., Class A*	2,162	25,079
Liberty Ventures, Series A*	2,145	112,162
Netflix, Inc.*	4,440	663,381
Priceline Group, Inc. (The)*	1,542	2,884,342
Shutterfly, Inc.*	562	26,695
TripAdvisor, Inc.*@	2,215	84,613
		23,465,038
Internet Software & Services — 3.5%
Akamai Technologies, Inc.*	3,829	190,722
Alphabet, Inc., Class A*	6,607	6,142,396
Alphabet, Inc., Class C*	6,925	6,292,955
Bankrate, Inc.*	1,027	13,197
Cars.com, Inc.*@	2,311	61,542
Cimpress NV*	1,180	111,545
CommerceHub, Inc., Series A*	357	6,219
CommerceHub, Inc., Series C*	715	12,470
CoStar Group, Inc.*	421	110,976
Covisint Corp.*	785	1,923
eBay, Inc.*	35,477	1,238,857
Envestnet, Inc.*	90	3,564
Facebook, Inc., Class A*	67,671	10,216,968
GoDaddy, Inc., Class A*	1,062	45,050
GrubHub, Inc.*@	800	34,880
IAC/InterActiveCorp*	1,298	134,006
j2 Global, Inc.@	1,413	120,232
LogMeIn, Inc.	707	73,881
Match Group, Inc.*	1,404	24,402
NIC, Inc.	1,910	36,194
Shutterstock, Inc.*	191	8,419
Twitter, Inc.*@	5,571	99,554
VeriSign, Inc.*@	3,200	297,472
Web.com Group, Inc.*	1,185	29,980
WebMD Health Corp.*	1,031	60,468
Zillow Group, Inc., Class A*	436	21,294
Zillow Group, Inc., Class C*@	1,159	56,803
		25,445,969

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
IT Services — 4.9%
Accenture PLC, Class A	30,010	$3,711,637
Acxiom Corp.*	2,292	59,546
Alliance Data Systems Corp.	2,466	632,998
Amdocs Ltd.	2,698	173,913
Automatic Data Processing, Inc.	18,744	1,920,510
Black Knight Financial Services, Inc., Class A*@	300	12,285
Blackhawk Network Holdings, Inc.*	1,743	75,995
Booz Allen Hamilton Holding Corp.	6,462	210,273
Broadridge Financial Solutions, Inc.	5,758	435,074
CACI International, Inc., Class A*	756	94,538
Cardtronics PLC, Class A*	1,505	49,454
Cognizant Technology Solutions Corp., Class A	19,308	1,282,051
Conduent, Inc.*	3,289	52,427
Convergys Corp.	3,200	76,096
CoreLogic, Inc.*	3,207	139,120
CSRA, Inc.	7,110	225,743
DST Systems, Inc.	2,120	130,804
DXC Technology Co.	8,952	686,797
EPAM Systems, Inc.*	1,205	101,328
Euronet Worldwide, Inc.*	1,400	122,318
ExlService Holdings, Inc.*	546	30,347
Fidelity National Information Services, Inc.	6,542	558,687
First Data Corp., Class A*	2,811	51,160
Fiserv, Inc.*	9,400	1,149,996
FleetCor Technologies, Inc.*	2,330	336,009
Gartner, Inc., Class A*	3,198	394,985
Genpact Ltd.	4,492	125,012
Global Payments, Inc.	3,167	286,043
International Business Machines Corp.	42,481	6,534,852
Jack Henry & Associates, Inc.@	3,000	311,610
Leidos Holdings, Inc.	1,721	88,959
Luxoft Holding, Inc.*	412	25,070
MasterCard, Inc., Class A	45,592	5,537,148
MAXIMUS, Inc.	3,001	187,953
NeuStar, Inc., Class A*	1,900	63,365
Paychex, Inc.	14,712	837,701
PayPal Holdings, Inc.*	21,085	1,131,632
Sabre Corp.	8,718	189,791
Science Applications International Corp.	1,571	109,059
Syntel, Inc.@	1,200	20,352
Teradata Corp.*@	3,627	106,960
Total System Services, Inc.	5,258	306,279
Travelport Worldwide Ltd.	4,076	56,086
Unisys Corp.*@	917	11,738
Vantiv, Inc., Class A*	6,385	404,426
Visa, Inc., Class A	70,380	6,600,236
Western Union Co. (The)	23,670	450,914
WEX, Inc.*	663	69,131
		36,168,408
Leisure Equipment & Products — 0.2%
Brunswick Corp.	2,766	173,511
Hasbro, Inc.	4,346	484,623
Mattel, Inc.	10,566	227,486
Polaris Industries, Inc.@	2,893	266,821
Vista Outdoor, Inc.*@	1,760	39,618
		1,192,059
Life Sciences Tools & Services — 0.7%
Agilent Technologies, Inc.	7,050	418,135
Bio-Rad Laboratories, Inc., Class A*	308	69,703
Bio-Techne Corp.	612	71,910
Bruker Corp.	2,422	69,850
Cambrex Corp.*	882	52,700
Charles River Laboratories International, Inc.*	1,850	187,128
Illumina, Inc.*	4,674	811,032
INC Research Holdings, Inc., Class A*	1,903	111,326
Mettler-Toledo International, Inc.*	1,316	774,519
Parexel International Corp.*	2,045	177,731
PerkinElmer, Inc.	2,130	145,138
PRA Health Sciences, Inc.*	1,053	78,986
Thermo Fisher Scientific, Inc.	8,067	1,407,449
VWR Corp.*	1,812	59,814
Waters Corp.*	2,500	459,600
		4,895,021
Machinery — 2.1%
Actuant Corp., Class A	1,508	37,097
AGCO Corp.	2,007	135,252
Allison Transmission Holdings, Inc.	6,306	236,538
Barnes Group, Inc.	1,200	70,236
Caterpillar, Inc.	18,857	2,026,373
Chart Industries, Inc.*	663	23,026
Colfax Corp.*	1,602	63,071
Crane Co.	1,115	88,509
Cummins, Inc.	5,162	837,380
Deere & Co.	11,270	1,392,859
Donaldson Co., Inc.	5,304	241,544
Dover Corp.	3,769	302,349
EnPro Industries, Inc.	200	14,274
Flowserve Corp.	2,584	119,975
Fortive Corp.	6,738	426,852
Franklin Electric Co., Inc.	1,200	49,680
Graco, Inc.	2,723	297,569
Greenbrier Cos., Inc. (The)	500	23,125
Harsco Corp.*	2,911	46,867
Hillenbrand, Inc.	1,890	68,229
Hyster-Yale Materials Handling, Inc.	300	21,075
IDEX Corp.	2,500	282,525
Illinois Tool Works, Inc.	14,668	2,101,191
Ingersoll-Rand PLC	7,939	725,545
ITT, Inc.	2,181	87,633
John Bean Technologies Corp.	1,592	156,016
Kennametal, Inc.	2,100	78,582

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Machinery (Continued)
Lincoln Electric Holdings, Inc.	1,791	$164,933
Manitowoc Co., Inc. (The)*@	5,372	32,286
Middleby Corp.*	1,500	182,265
Mueller Industries, Inc.	1,390	42,326
Mueller Water Products, Inc., Class A	5,028	58,727
Nordson Corp.	2,147	260,474
Oshkosh Corp.	2,000	137,760
PACCAR, Inc.	11,883	784,753
Parker Hannifin Corp.	4,308	688,505
Pentair PLC	2,837	188,774
Proto Labs, Inc.*@	473	31,809
RBC Bearings, Inc.*	421	42,841
Rexnord Corp.*	3,100	72,075
Snap-On, Inc.	1,800	284,400
SPX Corp.*	700	17,612
SPX FLOW, Inc.*	700	25,816
Stanley Black & Decker, Inc.	3,292	463,283
Terex Corp.	2,693	100,988
Timken Co., (The)	1,644	76,035
Toro Co. (The)	4,654	322,476
Trimas Corp.*	1,468	30,608
Trinity Industries, Inc.	4,800	134,544
WABCO Holdings, Inc.*	2,200	280,522
Wabtec Corp.@	1,685	154,177
Watts Water Technologies, Inc., Class A	400	25,280
Welbilt, Inc.*@	5,372	101,262
Woodward, Inc.	1,750	118,265
Xylem, Inc.	3,953	219,115
		14,995,283
Marine — 0.0%
Kirby Corp.*@	1,600	106,960
Matson, Inc.	1,600	48,064
		155,024
Media — 3.6%
AMC Networks, Inc., Class A*@	2,046	109,277
Cable One, Inc.	211	150,000
CBS Corp., Class A	1,116	72,328
CBS Corp., Class B	15,888	1,013,337
Charter Communications, Inc., Class A*	5,870	1,977,310
Cinemark Holdings, Inc.@	4,417	171,600
Clear Channel Outdoor Holdings, Inc., Class A	1,565	7,590
Comcast Corp., Class A	190,639	7,419,670
Discovery Communications, Inc., Class A*@	5,911	152,681
Discovery Communications, Inc., Class C*	8,545	215,419
DISH Network Corp., Class A*	10,182	639,022
Gannett Co., Inc.	3,120	27,206
Interpublic Group of Cos., Inc. (The)	14,910	366,786
John Wiley & Sons, Inc., Class A	1,300	68,575
Liberty Braves Group, Class A*	126	3,010
Liberty Braves Group, Class C*	117	2,804
Liberty Broadband Corp., Class A*	315	27,024
Liberty Broadband Corp., Class C*	1,048	90,914
Liberty Media Corp-Liberty Formula One, Class A*@	315	11,034
Liberty Media Corp-Liberty Formula One, Class C*@	294	10,766
Liberty SiriusXM Group, Class A*	1,263	53,021
Liberty SiriusXM Group, Class C*	1,178	49,123
Lions Gate Entertainment Corp., Class A@	632	17,835
Lions Gate Entertainment Corp., Class B*	3,112	81,783
Live Nation Entertainment, Inc.*	5,674	197,739
Madison Square Garden Co. (The), Class A*	447	88,014
Meredith Corp.@	900	53,505
MSG Networks, Inc., Class A*	1,643	36,885
New York Times Co. (The), Class A	701	12,408
News Corp., Class A	6,361	87,146
News Corp., Class B	1,525	21,579
Nexstar Media Group, Inc.	900	53,820
Omnicom Group, Inc.	10,945	907,341
Regal Entertainment Group, Class A@	2,586	52,910
Scripps Networks Interactive, Inc., Class A	3,567	243,662
Sinclair Broadcast Group, Inc., Class A	2,200	72,380
Sirius XM Holdings, Inc.@	59,371	324,759
TEGNA, Inc.	6,935	99,933
Time Warner, Inc.	24,747	2,484,846
Time, Inc.	2,965	42,548
Twenty-First Century Fox, Inc., Class B	17,373	484,186
Twenty-First Century Fox, Inc., Class A	41,745	1,183,053
Viacom, Inc., Class A@	294	11,187
Viacom, Inc., Class B	14,432	484,482
Walt Disney Co. (The)	59,466	6,318,263
		25,998,761
Metals & Mining — 0.3%
AK Steel Holding Corp.*@	8,847	58,125
Alcoa Corp.	1,645	53,709
Allegheny Technologies, Inc.@	3,100	52,731
Carpenter Technology Corp.	1,500	56,145
Cliffs Natural Resources, Inc.*@	5,003	34,621
Commercial Metals Co.	3,500	68,005
Compass Minerals International, Inc.@	1,484	96,905
Freeport-McMoRan, Inc.*	38,835	466,408
Hecla Mining Co.	7,576	38,638
Newmont Mining Corp.	5,783	187,311
Nucor Corp.	7,163	414,523
Reliance Steel & Aluminum Co.	1,390	101,206

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Metals & Mining (Continued)
Royal Gold, Inc.	1,115	$87,160
Southern Copper Corp.	2,789	96,583
Steel Dynamics, Inc.	3,895	139,480
SunCoke Energy, Inc.*	1,575	17,167
TimkenSteel Corp.*@	1,300	19,981
United States Steel Corp.@	2,823	62,501
Worthington Industries, Inc.	1,249	62,725
		2,113,924
Multi-Utilities — 0.9%
Ameren Corp.	6,985	381,870
Avista Corp.	1,575	66,875
Black Hills Corp.@	1,500	101,205
Centerpoint Energy, Inc.	11,464	313,884
CMS Energy Corp.	9,645	446,081
Consolidated Edison, Inc.	8,292	670,159
Dominion Resources, Inc.	19,684	1,508,385
DTE Energy Co.	4,500	476,055
MDU Resources Group, Inc.	5,125	134,275
NiSource, Inc.	9,152	232,095
NorthWestern Corp.	1,200	73,224
Public Service Enterprise Group, Inc.	14,174	609,624
SCANA Corp.	3,636	243,648
Sempra Energy	6,382	719,571
Vectren Corp.	2,300	134,412
WEC Energy Group, Inc.	9,138	560,890
		6,672,253
Multiline Retail — 0.5%
Big Lots, Inc.@	1,950	94,185
Dillard’s, Inc., Class A@	915	52,786
Dollar General Corp.	11,236	810,003
Dollar Tree, Inc.*	8,858	619,351
J.C. Penney Co., Inc.*@	4,700	21,855
Kohl’s Corp.@	7,588	293,428
Macy’s, Inc.	15,108	351,110
Nordstrom, Inc.@	6,801	325,292
Target Corp.	25,095	1,312,218
		3,880,228
Oil, Gas & Consumable Fuels — 2.3%
Anadarko Petroleum Corp.	5,588	253,360
Antero Resources Corp.*	1,854	40,065
Apache Corp.	3,851	184,578
Cabot Oil & Gas Corp.	3,890	97,561
Cheniere Energy, Inc.*@	6,794	330,936
Chesapeake Energy Corp.*@	21,432	106,517
Chevron Corp.	26,459	2,760,467
Cimarex Energy Co.	1,115	104,821
Concho Resources, Inc.*	1,671	203,077
ConocoPhillips	15,912	699,491
CONSOL Energy, Inc.*	6,400	95,616
Continental Resources, Inc.*@	1,746	56,448
CVR Energy, Inc.@	600	13,056
Delek US Holdings, Inc.	1,900	50,236
Denbury Resources, Inc.*@	5,421	8,294
Devon Energy Corp.	6,226	199,045
Diamondback Energy, Inc.*@	605	53,730
Energen Corp.*	2,396	118,291
EnLink Midstream LLC	1,100	19,360
EOG Resources, Inc.	7,438	673,288
EQT Corp.@	3,262	191,121
Exxon Mobil Corp.	44,864	3,621,871
GasLog Ltd.	343	5,231
Green Plains, Inc.	300	6,165
Gulfport Energy Corp.*	3,029	44,678
Hess Corp.	2,999	131,566
HollyFrontier Corp.@	2,925	80,350
Kinder Morgan, Inc.	34,630	663,511
Kosmos Energy Ltd.*@	3,400	21,794
Laredo Petroleum, Inc.*@	5,918	62,257
Marathon Oil Corp.	9,800	116,130
Marathon Petroleum Corp.	17,081	893,849
Murphy Oil Corp.	2,327	59,641
Newfield Exploration Co.*	2,082	59,254
Noble Energy, Inc.	3,720	105,276
Oasis Petroleum, Inc.*	3,512	28,272
Occidental Petroleum Corp.	8,795	526,557
ONEOK, Inc.	9,360	488,218
Parsley Energy, Inc., Class A*	3,133	86,941
PBF Energy, Inc., Class A@	2,220	49,417
PDC Energy, Inc.*	1,026	44,231
Phillips 66	4,979	411,713
Pioneer Natural Resources Co.	1,952	311,500
QEP Resources, Inc.*	4,300	43,430
Range Resources Corp.@	2,234	51,762
Rice Energy, Inc.*	2,602	69,291
RSP Permian, Inc.*	1,319	42,564
Scorpio Tankers, Inc.	5,186	20,588
SemGroup Corp., Class A	841	22,707
SM Energy Co.@	2,100	34,713
SRC Energy, Inc.*@	1,700	11,441
Targa Resources Corp.	3,319	150,019
Teekay Corp.@	2,035	13,573
Tesoro Corp.	5,758	538,949
Valero Energy Corp.	10,155	685,056
Whiting Petroleum Corp.*@	5,395	29,726
Williams Companies, Inc. (The)	19,155	580,013
World Fuel Services Corp.	1,600	61,520
WPX Energy, Inc.*	6,133	59,245
		16,492,377
Paper & Forest Products — 0.0%
Domtar Corp.	2,000	76,840
KapStone Paper & Packaging Corp.	2,832	58,424
Louisiana-Pacific Corp.*	3,743	90,244
Resolute Forest Products, Inc.*	1,425	6,270
Schweitzer-Mauduit International, Inc.	933	34,736
		266,514

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Personal Products — 0.2%
Avon Products, Inc.*	14,900	$56,620
Edgewell Personal Care Co.*	1,061	80,657
Estee Lauder Companies, Inc. (The), Class A	9,234	886,279
Herbalife Ltd.*@	2,291	163,417
Nu Skin Enterprises, Inc., Class A	1,688	106,074
Revlon, Inc., Class A*	344	8,153
		1,301,200
Pharmaceuticals — 4.5%
Akorn, Inc.*	3,779	126,748
Allergan PLC	5,363	1,303,692
Bristol-Myers Squibb Co.	52,941	2,949,872
Catalent, Inc.*	5,834	204,773
Eli Lilly & Co.	30,615	2,519,614
Endo International PLC*	2,551	28,495
Horizon Pharma PLC*	2,542	30,174
Impax Laboratories, Inc.*	1,887	30,381
Jazz Pharmaceuticals PLC*	1,878	292,029
Johnson & Johnson	86,876	11,492,826
Lannett Co., Inc.*@	997	20,339
Mallinckrodt PLC*	1,401	62,779
Medicines Co. (The)*@	500	19,005
Merck & Co., Inc.	86,992	5,575,317
Mylan NV*	7,971	309,434
Perrigo Co. PLC	1,701	128,460
Pfizer, Inc.	183,764	6,172,633
Prestige Brands Holdings, Inc.*	1,608	84,918
Supernus Pharmaceuticals, Inc.*	600	25,860
Taro Pharmaceutical Industries Ltd.*@	475	53,228
Zoetis, Inc.	22,005	1,372,672
		32,803,249
Professional Services — 0.3%
Advisory Board Co. (The)*	1,108	57,062
Dun & Bradstreet Corp.	1,200	129,780
Equifax, Inc.	4,110	564,796
FTI Consulting, Inc.*	1,200	41,952
Huron Consulting Group, Inc.*	334	14,429
Insperity, Inc.	171	12,141
Korn/Ferry International	800	27,624
Manpowergroup, Inc.	2,190	244,514
Nielsen Holdings PLC	10,130	391,626
On Assignment, Inc.*	1,277	69,150
Robert Half International, Inc.	6,151	294,817
TransUnion*	1,388	60,114
TriNet Group, Inc.*	865	28,320
Verisk Analytics, Inc., Class A*	6,676	563,254
		2,499,579
Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc.	1,272	52,635
Altisource Asset Management Corp.*	40	3,652
Altisource Portfolio Solutions SA*@	400	8,728
CBRE Group, Inc., Class A*	10,202	371,353
HFF, Inc., Class A	799	27,781
Howard Hughes Corp. (The)*	589	72,353
Jones Lang LaSalle, Inc.	1,300	162,500
Kennedy-Wilson Holdings, Inc.	1,369	26,079
Realogy Holdings Corp.	5,446	176,723
		901,804
Road & Rail — 1.0%
AMERCO	336	122,996
Avis Budget Group, Inc.*@	4,512	123,042
CSX Corp.	25,213	1,375,621
Genesee & Wyoming, Inc., Class A*	1,018	69,621
Heartland Express, Inc.@	1,283	26,712
Hertz Global Holdings, Inc.*	3,948	45,402
JB Hunt Transport Services, Inc.	4,393	401,433
Kansas City Southern	2,591	271,148
Knight Transportation, Inc.	1,500	55,575
Landstar System, Inc.	1,847	158,103
Norfolk Southern Corp.	8,876	1,080,209
Old Dominion Freight Line, Inc.	2,371	225,814
Ryder System, Inc.	2,122	152,742
Swift Transportation Co.*@	3,554	94,181
Union Pacific Corp.	30,668	3,340,052
Werner Enterprises, Inc.	1,200	35,220
		7,577,871
Semiconductors & Semiconductor Equipment — 3.1%
Advanced Energy Industries, Inc.*	1,613	104,345
Advanced Micro Devices, Inc.*@	11,008	137,380
Amkor Technology, Inc.*	1,137	11,108
Analog Devices, Inc.	8,037	625,279
Applied Materials, Inc.	35,599	1,470,595
Broadcom Ltd.	8,072	1,881,180
Cabot Microelectronics Corp.	300	22,149
Cavium, Inc.*	870	54,053
Cirrus Logic, Inc.*	1,900	119,168
Cree, Inc.*	3,245	79,989
Cypress Semiconductor Corp.@	7,192	98,171
Entegris, Inc.*	4,137	90,807
First Solar, Inc.*	1,200	47,856
Integrated Device Technology, Inc.*	3,400	87,686
Intel Corp.	148,234	5,001,415
Kla-Tencor Corp.	6,527	597,286
Lam Research Corp.	3,562	503,774
Marvell Technology Group Ltd.	4,536	74,935
Maxim Integrated Products, Inc.	7,540	338,546
MaxLinear, Inc.*	1,100	30,679
Microchip Technology, Inc.@	4,417	340,904
Micron Technology, Inc.*	37,552	1,121,303
Microsemi Corp.*	2,664	124,675
MKS Instruments, Inc.	1,183	79,616
Monolithic Power Systems, Inc.@	706	68,058
NVIDIA Corp.	18,076	2,613,067
ON Semiconductor Corp.*	13,130	184,345

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Semiconductors & Semiconductor Equipment (Continued)
Power Integrations, Inc.	73	$5,322
Qorvo, Inc.*	1,548	98,019
QUALCOMM, Inc.	30,755	1,698,291
Rambus, Inc.*	825	9,430
Semtech Corp.*	600	21,450
Silicon Laboratories, Inc.*	600	41,010
Skyworks Solutions, Inc.	7,317	702,066
Synaptics, Inc.*@	1,074	55,537
Teradyne, Inc.	3,778	113,453
Texas Instruments, Inc.	42,924	3,302,143
Veeco Instruments, Inc.*	312	8,689
Versum Materials, Inc.	3,951	128,407
Xilinx, Inc.	7,467	480,277
Xperi Corp.	1,097	32,691
		22,605,154
Software — 5.0%
ACI Worldwide, Inc.*	4,317	96,571
Activision Blizzard, Inc.	13,498	777,080
Adobe Systems, Inc.*	12,428	1,757,816
ANSYS, Inc.*	1,467	178,505
Aspen Technology, Inc.*	3,299	182,303
Autodesk, Inc.*	2,729	275,138
Blackbaud, Inc.@	1,688	144,746
CA, Inc.	9,776	336,979
Cadence Design Systems, Inc.*	10,300	344,947
CDK Global, Inc.	4,892	303,598
Citrix Systems, Inc.*	5,243	417,238
Dell Technologies, Inc., Class V*	6,122	374,115
Electronic Arts, Inc.*	9,752	1,030,981
Ellie Mae, Inc.*	328	36,050
Fair Isaac Corp.	1,150	160,321
FireEye, Inc.*@	1,314	19,986
Fortinet, Inc.*	2,008	75,180
Guidewire Software, Inc.*	839	57,648
Intuit, Inc.	11,110	1,475,519
Manhattan Associates, Inc.*	3,523	169,315
Microsoft Corp.	294,435	20,295,405
MicroStrategy, Inc., Class A*	297	56,926
Nuance Communications, Inc.*	4,400	76,604
Oracle Corp.	97,771	4,902,238
Paycom Software, Inc.*@	1,532	104,804
Pegasystems, Inc.	704	41,078
PTC, Inc.*	1,100	60,632
RealPage, Inc.*	1,381	49,647
Red Hat, Inc.*	5,521	528,636
Salesforce.com, Inc.*	8,900	770,740
ServiceNow, Inc.*	1,383	146,598
Splunk, Inc.*@	1,116	63,489
SS&C Technologies Holdings, Inc.	3,681	141,387
Symantec Corp.	9,701	274,053
Synchronoss Technologies, Inc.*	800	13,160
Synopsys, Inc.*	2,768	201,870
Tableau Software, Inc., Class A*	700	42,889
Take-Two Interactive Software, Inc.*	2,296	168,480
TiVo Corp.	1,378	25,700
Tyler Technologies, Inc.*@	739	129,820
Ultimate Software Group, Inc.*@	338	71,000
Verint Systems, Inc.*	1,038	42,247
VMware, Inc., Class A*@	1,425	124,588
Workday, Inc., Class A*@	873	84,681
Zynga, Inc., Class A*	18,104	65,899
		36,696,607
Specialty Retail — 3.2%
Aaron’s, Inc.	2,250	87,525
Abercrombie & Fitch Co., Class A	2,500	31,100
Advance Auto Parts, Inc.	2,401	279,933
American Eagle Outfitters, Inc.	7,250	87,362
Asbury Automotive Group, Inc.*	1,176	66,503
Ascena Retail Group, Inc.*@	5,534	11,898
AutoNation, Inc.*@	3,240	136,598
AutoZone, Inc.*	960	547,642
Bed Bath & Beyond, Inc.@	6,603	200,731
Best Buy Co., Inc.	10,525	603,398
Buckle, Inc. (The)	900	16,020
Burlington Stores, Inc.*	2,269	208,725
Cabela’s, Inc.*	1,580	93,884
Carmax, Inc.*	6,946	438,015
Chico’s FAS, Inc.	2,500	23,550
Children’s Place, Inc. (The)@	506	51,663
Conn’s, Inc.*@	600	11,460
Dick’s Sporting Goods, Inc.@	3,200	127,456
DSW, Inc., Class A	2,490	44,073
Express, Inc.*	2,600	17,550
Five Below, Inc.*	2,400	118,488
Foot Locker, Inc.	5,009	246,843
GameStop Corp., Class A	3,588	77,537
Gap, Inc. (The)@	11,172	245,672
Genesco, Inc.*	700	23,730
Group 1 Automotive, Inc.	680	43,058
Guess?, Inc.@	1,900	24,282
Hibbett Sports, Inc.*	557	11,558
Home Depot, Inc. (The)	57,679	8,847,959
L Brands, Inc.@	7,995	430,851
Lithia Motors, Inc., Class A@	900	84,807
Lowe’s Cos., Inc.	41,119	3,187,956
Lumber Liquidators Holdings, Inc.*@	853	21,376
Michaels Companies, Inc. (The)*	1,873	34,688
Monro Muffler Brake, Inc.	783	32,690
Murphy USA, Inc.*@	2,086	154,593
O’Reilly Automotive, Inc.*@	4,310	942,769
Office Depot, Inc.	14,200	80,088
Penske Auto Group, Inc.@	1,318	57,873
Pier 1 Imports, Inc.	3,200	16,608
Rent-A-Center, Inc.@	1,700	19,924
RH*@	1,047	67,552
Ross Stores, Inc.	18,898	1,090,982

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Specialty Retail (Continued)
Sally Beauty Holdings, Inc.*@	5,102	$103,315
Select Comfort Corp.*	1,700	60,333
Signet Jewelers Ltd.@	2,400	151,776
Staples, Inc.	5,510	55,486
Tiffany & Co.	4,018	377,170
TJX Cos., Inc.	30,758	2,219,805
Tractor Supply Co.	6,137	332,687
Ulta Salon Cosmetics & Fragrance, Inc.*	2,100	603,414
Urban Outfitters, Inc.*@	3,400	63,036
Vitamin Shoppe, Inc.*	676	7,875
Williams-Sonoma, Inc.@	4,000	194,000
		23,115,867
Textiles, Apparel & Luxury Goods — 0.8%
Carter’s, Inc.	2,255	200,582
Coach, Inc.	7,810	369,725
Columbia Sportswear Co.	858	49,816
Deckers Outdoor Corp.*	977	66,690
Fossil Group, Inc.*@	2,139	22,139
G-III Apparel Group Ltd.*@	1,271	31,711
Hanesbrands, Inc.@	17,125	396,615
Iconix Brand Group, Inc.*@	1,972	13,627
Kate Spade & Co.*	3,274	60,536
Lululemon Athletica, Inc.*	3,400	202,878
Michael Kors Holdings Ltd.*	6,973	252,771
NIKE, Inc., Class B	51,936	3,064,224
PVH Corp.	1,250	143,125
Ralph Lauren Corp.@	1,100	81,180
Skechers U.S.A., Inc., Class A*	3,300	97,350
Steven Madden Ltd.*	1,944	77,663
Under Armour, Inc., Class A*@	5,400	117,504
Under Armour, Inc., Class C*@	5,438	109,630
VF Corp.	10,995	633,312
Wolverine World Wide, Inc.	3,200	89,632
		6,080,710
Thrifts & Mortgage Finance — 0.1%
Astoria Financial Corp.	1,255	25,288
BofI Holding, Inc.*@	2,800	66,416
Capitol Federal Financial, Inc.	4,009	56,968
Essent Group Ltd.*	1,000	37,140
New York Community Bancorp, Inc.	5,639	74,040
Northwest Bancshares, Inc.	1,400	21,854
Ocwen Financial Corp.*	3,425	9,213
PHH Corp.*	405	5,577
Provident Financial Services, Inc.	800	20,304
TFS Financial Corp.	1,093	16,909
Washington Federal, Inc.	2,947	97,841
		431,550
Tobacco — 1.8%
Altria Group, Inc.	91,208	6,792,260
Philip Morris International, Inc.	48,640	5,712,768
Reynolds American, Inc.	8,789	571,636
Vector Group Ltd.	1,675	35,711
		13,112,375
Trading Companies & Distributors — 0.3%
Air Lease Corp.	3,438	128,444
Applied Industrial Technologies, Inc.	1,164	68,734
Beacon Roofing Supply, Inc.*	1,400	68,600
DXP Enterprises, Inc.*	295	10,177
Fastenal Co.	11,794	513,393
GATX Corp.@	1,100	70,697
HD Supply Holdings, Inc.*	5,845	179,032
Herc Holdings, Inc.*	1,316	51,745
MRC Global, Inc.*	3,000	49,560
MSC Industrial Direct Co., Class A	1,509	129,714
NOW, Inc.*	2,249	36,164
Textainer Group Holdings Ltd.*	52	754
Triton International Ltd.	773	25,849
United Rentals, Inc.*	4,498	506,970
Univar, Inc.*	2,106	61,495
Veritiv Corp.*	226	10,170
Watsco, Inc.	800	123,360
WESCO International, Inc.*	1,300	74,490
WW Grainger, Inc.@	2,476	446,992
		2,556,340
Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	1,285	100,744

Water Utilities — 0.1%
American States Water Co.	180	8,534
American Water Works Co., Inc.	4,991	389,049
Aqua America, Inc.@	5,263	175,258
California Water Service Group	788	28,998
		601,839
Wireless Telecommunication Services — 0.1%
Shenandoah Telecommunications Co.	510	15,657
Sprint Corp.*@	15,015	123,273
T-Mobile US, Inc.*	11,985	726,531
Telephone & Data Systems, Inc.	2,613	72,511
United States Cellular Corp.*	400	15,328
		953,300
TOTAL COMMON STOCKS
(Identified Cost $346,759,951)		699,510,841

See notes to financial statements

SA U.S. Core Market Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
RIGHTS AND WARRANTS — 0.0%
Biotechnology — 0.0%
Dyax Corp. CVR ¶§~*	1,858	$2,062

Consumer Discretionary — 0.0%
Safeway Casa Ley CVR ¶§~*	10,610	10,768
Safeway PDC, LLC CVR ¶§~*	10,610	518
		11,286
TOTAL RIGHTS AND WARRANTS (Identified Cost $13,348)		13,348

MUTUAL FUNDS — 4.1%
Other — 4.1%
DFA U.S. Micro Cap Portfolio	1,416,458	29,972,252
TOTAL MUTUAL FUNDS (Identified Cost $18,014,456)		29,972,252

SHORT-TERM INVESTMENTS — 1.0%
Investment Company — 0.2%
State Street Institutional U.S. Government Money Market Fund, 0.630%	1,848,254	1,848,254

Collateral For Securities On Loan — 0.8%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.010%	5,672,668	5,672,668

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $7,520,922)		7,520,922

Total Investments — 100.7% (Identified Cost $372,308,677)#		737,017,363
Liabilities, Less Cash and Other Assets — (0.7%)		(5,338,287)
Net Assets — 100.0%		$731,679,076

†	See Note 1
*	Non-income producing security
@	A portion or all of the security were held on loan. As of June 30, 2017, the market value of the securities on loan was $22,786,283.
¶	Contingent value rights based on future performance.
§	Fair valued security. Fair values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 1
~	Bankrupt/delisted security
#	At June 30, 2017, the aggregate cost of investment securities for U.S. federal income tax purposes was $372,256,929. Net unrealized appreciation aggregated $364,760,434 of which $372,222,798 related to appreciated investment securities and $7,462,364 related to depreciated investment securities.

Key to abbreviations:
CVR — Contingent Value Right

Portfolio Sectors
(% of portfolio market value)+ (Unaudited)

+	Excludes Short-Term Investments

See notes to financial statements

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017

	SHARES	VALUE†
COMMON STOCKS — 99.9%
Aerospace & Defense — 0.9%
Arconic, Inc.	56,710	$1,284,481
L3 Technologies, Inc.	9,636	1,609,983
Orbital ATK, Inc.	2,155	211,966
Textron, Inc.	41,472	1,953,331
		5,059,761
Air Freight & Logistics — 0.7%
FedEx Corp.	14,216	3,089,563
XPO Logistics, Inc.*	11,245	726,765
		3,816,328
Airlines — 1.4%
Delta Air Lines, Inc.	54,254	2,915,610
JetBlue Airways Corp.*	61,307	1,399,639
Southwest Airlines Co.	34,962	2,172,538
United Continental Holdings, Inc.*	21,063	1,584,991
		8,072,778
Auto Components — 0.7%
Adient PLC@	972	63,549
Autoliv, Inc.@	5,129	563,164
BorgWarner, Inc.@	24,241	1,026,849
Gentex Corp.	22,375	424,454
Goodyear Tire & Rubber Co. (The)	30,139	1,053,659
Lear Corp.	5,972	848,502
		3,980,177
Automobiles — 1.8%
Ford Motor Co.	419,903	4,698,714
General Motors Co.	153,506	5,361,965
		10,060,679
Beverages — 0.2%
Molson Coors Brewing Co., Class B	13,218	1,141,242

Biotechnology — 0.1%
United Therapeutics Corp.*	2,726	353,644

Building Products — 0.3%
Johnson Controls International PLC	12,303	533,458
Owens Corning	19,528	1,306,814
USG Corp.*@	4,614	133,898
		1,974,170
Capital Markets — 2.8%
Bank of New York Mellon Corp. (The)	103,219	5,266,233
Goldman Sachs Group, Inc. (The)	24,637	5,466,950
Invesco Ltd.	10,234	360,135
Morgan Stanley	90,875	4,049,390
State Street Corp.	10,271	921,617
		16,064,325
Chemicals — 1.3%
Albemarle Corp.	12,418	1,310,596
Ashland Global Holdings, Inc.	9,009	593,783
CF Industries Holdings, Inc.	25,378	709,569
Dow Chemical Co. (The)	18,037	1,137,594
Eastman Chemical Co.	22,022	1,849,628
Huntsman Corp.	5,682	146,823
Mosaic Co. (The)	26,475	604,424
Olin Corp.	13,108	396,910
Valvoline, Inc.	24,732	586,643
		7,335,970
Commercial Banks — 13.2%
Bank of America Corp.	433,246	10,510,548
BB&T Corp.	44,415	2,016,885
BOK Financial Corp.	765	64,359
CIT Group, Inc.@	9,004	438,495
Citigroup, Inc.	190,164	12,718,168
Citizens Financial Group, Inc.	15,542	554,539
Fifth Third Bancorp	119,696	3,107,308
Huntington Bancshares, Inc.	95,253	1,287,821
JPMorgan Chase & Co.	264,020	24,131,428
KeyCorp	58,763	1,101,219
M&T Bank Corp.	5,838	945,464
PacWest Bancorp	5,207	243,167
People’s United Financial, Inc.	5,834	103,028
PNC Financial Services Group, Inc. (The)	36,349	4,538,900
Regions Financial Corp.	155,307	2,273,695
SunTrust Banks, Inc.	34,538	1,958,995
Wells Fargo & Co.	158,047	8,757,384
Zions Bancorp	19,490	855,806
		75,607,209
Commercial Services & Supplies — 0.5%
Republic Services, Inc.	45,911	2,925,908
Stericycle, Inc.*	1,961	149,664
		3,075,572
Communications Equipment — 3.1%
ARRIS International PLC*	11,809	330,888
Brocade Communications Systems, Inc.	46,325	584,158
Cisco Systems, Inc.	477,693	14,951,791
EchoStar Corp., Class A*	3,599	218,459
Juniper Networks, Inc.	50,077	1,396,147
		17,481,443
Computers & Peripherals — 2.1%
Hewlett Packard Enterprise Co.	209,558	3,476,567
HP, Inc.	255,741	4,470,353
Western Digital Corp.	31,938	2,829,707
Xerox Corp.	46,593	1,338,617
		12,115,244
Construction & Engineering — 0.3%
AECOM*	11,462	370,567
EMCOR Group, Inc.	1,400	91,532
Fluor Corp.	17,248	789,613
Jacobs Engineering Group, Inc.	8,552	465,143
		1,716,855
Construction Materials — 0.1%
Vulcan Materials Co.	6,066	768,441

See notes to financial statements

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (continued)
Consumer Finance — 1.0%
Ally Financial, Inc.	63,046	$1,317,661
Capital One Financial Corp.	47,279	3,906,191
Navient Corp.	15,512	258,275
Santander Consumer USA Holdings, Inc.*	9,599	122,483
		5,604,610
Containers & Packaging — 0.2%
WestRock Co.	20,973	1,188,330

Distributors — 0.2%
LKQ Corp.*	32,816	1,081,287

Diversified Financial Services — 0.1%
Leucadia National Corp.	6,993	182,937
Voya Financial, Inc.	7,020	258,968
		441,905
Diversified Telecommunication Services — 4.3%
AT&T, Inc.	563,724	21,269,306
CenturyLink, Inc.@	84,635	2,021,084
Level 3 Communications, Inc.*	19,640	1,164,652
		24,455,042
Electrical Equipment — 0.6%
Eaton Corp. PLC	40,532	3,154,606

Electronic Equipment, Instruments & Components — 1.2%
Arrow Electronics, Inc.*	17,315	1,357,842
Avnet, Inc.	14,180	551,318
Corning, Inc.	67,872	2,039,554
Flex Ltd.*	37,947	618,916
Jabil, Inc.	17,551	512,314
SYNNEX Corp.	2,501	300,020
TE Connectivity Ltd.	19,522	1,535,991
		6,915,955
Energy Equipment & Services — 1.0%
Baker Hughes, Inc.	27,661	1,507,801
Helmerich & Payne, Inc.@	11,838	643,277
National Oilwell Varco, Inc.@	29,834	982,732
Schlumberger Ltd.	22,471	1,479,491
TechnipFMC PLC*	34,156	929,043
		5,542,344
Food & Staples Retailing — 3.5%
CVS Health Corp.	102,063	8,211,989
Wal-Mart Stores, Inc.	104,402	7,901,143
Walgreens Boots Alliance, Inc.	36,224	2,836,701
Whole Foods Market, Inc.	23,168	975,605
		19,925,438
Food Products — 2.8%
Archer-Daniels-Midland Co.	39,896	1,650,896
Bunge Ltd.	23,481	1,751,683
Ingredion, Inc.	3,073	366,332
J.M. Smucker Co. (The)	18,460	2,184,372
Kraft Heinz Co. (The)	24,167	2,069,662
Mondelez International, Inc., Class A	90,798	3,921,566
Pinnacle Foods, Inc.	12,227	726,284
Post Holdings, Inc.*	5,802	450,525
Seaboard Corp.	76	303,620
Tyson Foods, Inc., Class A	44,757	2,803,131
		16,228,071
Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	113,970	5,540,082
Danaher Corp.	44,310	3,739,321
DENTSPLY SIRONA, Inc.	900	58,356
Medtronic PLC	94,115	8,352,706
STERIS PLC	1,837	149,715
Zimmer Biomet Holdings, Inc.	5,137	659,591
		18,499,771
Health Care Providers & Services — 5.8%
Aetna, Inc.	41,251	6,263,139
Anthem, Inc.	36,223	6,814,633
Centene Corp.*	23,661	1,890,040
CIGNA Corp.	8,292	1,387,998
DaVita, Inc.*	25,668	1,662,260
Envision Healthcare Corp.*	219	13,725
Express Scripts Holding Co.*	67,081	4,282,451
Humana, Inc.	16,177	3,892,510
Laboratory Corp. of
America Holdings*	16,237	2,502,771
Mednax, Inc.*	9,245	558,120
Quest Diagnostics, Inc.	22,080	2,454,413
Universal Health Services, Inc., Class B	10,322	1,260,110
WellCare Health Plans, Inc.*	2,066	370,971
		33,353,141
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	27,130	1,778,914
Hyatt Hotels Corp., Class A*	3,874	217,758
International Game Technology PLC	3,767	68,936
MGM Resorts International	67,948	2,126,093
Norwegian Cruise Line Holdings Ltd.*	29,134	1,581,685
Royal Caribbean Cruises Ltd.	31,589	3,450,466
		9,223,852
Household Durables — 1.8%
DR Horton, Inc.	57,076	1,973,117
Garmin Ltd.@	7,023	358,384
Lennar Corp., Class A	28,692	1,529,857
Mohawk Industries, Inc.*	12,027	2,906,806
Newell Brands, Inc.	7,141	382,900
PulteGroup, Inc.	38,222	937,586
Toll Brothers, Inc.	11,379	449,584
Whirlpool Corp.	10,566	2,024,657
		10,562,891
Independent Power Producers & Energy Traders — 0.2%
Calpine Corp.*	23,886	323,178
NRG Energy, Inc.	44,291	762,691
		1,085,869

See notes to financial statements

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (continued)
Industrial Conglomerates — 0.2%
Carlisle Cos., Inc.	4,894	$466,888
General Electric Co.	19,790	534,528
		1,001,416
Insurance — 6.8%
Aflac, Inc.	29,921	2,324,263
Alleghany Corp.*	855	508,554
Allied World Assurance Co., Holdings Ltd.	7,656	405,002
Allstate Corp. (The)	25,783	2,280,248
American Financial Group, Inc.	12,362	1,228,412
American International Group, Inc.	51,842	3,241,162
Arch Capital Group Ltd.*	4,583	427,548
Assurant, Inc.	9,601	995,528
Assured Guaranty Ltd.	13,828	577,181
Axis Capital Holdings Ltd.	7,945	513,724
Chubb Ltd.	10,711	1,557,165
CNA Financial Corp.	7,604	370,695
Everest Re Group Ltd.	6,500	1,654,835
Hartford Financial Services Group, Inc.	66,492	3,495,484
Lincoln National Corp.	21,565	1,457,363
Loews Corp.	32,942	1,542,015
MetLife, Inc.	46,445	2,551,688
Old Republic International Corp.	23,484	458,643
Principal Financial Group, Inc.	38,255	2,450,998
Prudential Financial, Inc.	24,178	2,614,609
Reinsurance Group of America, Inc.	9,075	1,165,139
RenaissanceRe Holdings Ltd.	3,401	472,909
Travelers Companies, Inc. (The)	27,179	3,438,959
Unum Group	32,590	1,519,672
Validus Holdings Ltd.	5,533	287,550
WR Berkley Corp.	5,382	372,273
XL Group Ltd.	24,178	1,058,996
		38,970,615
Internet & Catalog Retail — 0.3%
Liberty Interactive Corp. QVC Group, Class A*	71,603	1,757,138

Internet Software & Services — 0.0%
Cars.com, Inc.*@	7,580	201,855

IT Services — 0.9%
Amdocs Ltd.	10,115	652,013
DXC Technology Co.	18,001	1,381,037
Fidelity National Information Services, Inc.	33,494	2,860,387
Leidos Holdings, Inc.	6,004	310,347
		5,203,784
Life Sciences Tools & Services — 0.5%
Bio-Rad Laboratories, Inc., Class A*	172	38,925
PerkinElmer, Inc.	2,400	163,536
Quintiles IMS Holdings, Inc.*	2,570	230,015
Thermo Fisher Scientific, Inc.	15,270	2,664,157
		3,096,633
Machinery — 1.9%
AGCO Corp.	11,477	773,435
Cummins, Inc.	4,572	741,670
Dover Corp.	19,819	1,589,880
Ingersoll-Rand PLC	16,931	1,547,324
Oshkosh Corp.	6,156	424,025
PACCAR, Inc.	11,923	787,395
Pentair PLC	25,335	1,685,791
Stanley Black & Decker, Inc.	24,540	3,453,514
Trinity Industries, Inc.	1,343	37,645
		11,040,679
Media — 6.8%
CBS Corp., Class A	1,291	83,670
Charter Communications, Inc., Class A*	23,379	7,875,216
Comcast Corp., Class A	504,981	19,653,860
Discovery Communications, Inc., Class A*	1,879	48,535
Discovery Communications, Inc., Class C*	8,287	208,915
Liberty Braves Group, Class A*	438	10,464
Liberty Braves Group, Class C*	877	21,022
Liberty Broadband Corp., Class C*	1,360	117,980
Liberty Media Corp-Liberty Formula One, Class A*@	1,097	38,428
Liberty Media Corp-Liberty Formula One, Class C*@	2,194	80,344
Liberty SiriusXM Group, Class A*	4,389	184,250
Liberty SiriusXM Group, Class C*	8,778	366,043
Madison Square Garden Co. (The), Class A*	443	87,227
News Corp., Class A	8,320	113,984
News Corp., Class B	1,734	24,536
TEGNA, Inc.	19,942	287,364
Time Warner, Inc.	94,794	9,518,265
Viacom, Inc., Class B	1,498	50,288
		38,770,391
Metals & Mining — 1.4%
Alcoa Corp.	12,728	415,569
Freeport-McMoRan, Inc.*	47,826	574,390
Newmont Mining Corp.	51,209	1,658,660
Nucor Corp.	56,664	3,279,146
Reliance Steel & Aluminum Co.	12,373	900,878
Steel Dynamics, Inc.	31,162	1,115,911
		7,944,554
Multiline Retail — 0.4%
Kohl’s Corp.@	39,722	1,536,050
Macy’s, Inc.	32,863	763,736
		2,299,786

See notes to financial statements

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels — 9.5%
Anadarko Petroleum Corp.	19,208	$870,891
Chevron Corp.	83,307	8,691,419
Concho Resources, Inc.*	6,539	794,685
ConocoPhillips	71,597	3,147,404
Exxon Mobil Corp.	270,422	21,831,168
Hess Corp.	20,959	919,471
HollyFrontier Corp.@	15,834	434,960
Kinder Morgan, Inc.	107,549	2,060,639
Marathon Oil Corp.	51,156	606,199
Marathon Petroleum Corp.	58,629	3,068,055
Noble Energy, Inc.	35,505	1,004,791
Occidental Petroleum Corp.	28,855	1,727,549
Phillips 66	26,197	2,166,230
Pioneer Natural Resources Co.	500	79,790
Targa Resources Corp.	24,628	1,113,186
Tesoro Corp.	17,735	1,659,996
Valero Energy Corp.	64,869	4,376,063
		54,552,496
Pharmaceuticals — 3.0%
Allergan PLC	12,666	3,078,978
Mallinckrodt PLC*	10,165	455,494
Mylan NV*	23,892	927,487
Pfizer, Inc.	373,199	12,535,754
Taro Pharmaceutical Industries Ltd.*@	667	74,744
		17,072,457
Professional Services — 0.2%
Manpowergroup, Inc.	8,693	970,573

Real Estate Management & Development — 0.1%
Jones Lang LaSalle, Inc.	2,883	360,375

Road & Rail — 2.4%
AMERCO	288	105,425
CSX Corp.	143,799	7,845,674
Genesee & Wyoming, Inc., Class A*	1,210	82,752
Kansas City Southern	13,489	1,411,624
Norfolk Southern Corp.	35,723	4,347,489
		13,792,964
Semiconductors & Semiconductor Equipment — 6.6%
Intel Corp.	522,093	17,615,418
Lam Research Corp.	25,153	3,557,389
Marvell Technology Group Ltd.	18,929	312,707
Micron Technology, Inc.*	96,568	2,883,520
NVIDIA Corp.	62,745	9,070,417
ON Semiconductor Corp.*	14,063	197,445
Qorvo, Inc.*	3,566	225,799
QUALCOMM, Inc.	74,056	4,089,372
		37,952,067
Software — 0.7%
CA, Inc.	75,041	2,586,663
Dell Technologies, Inc., Class V*	16,758	1,024,081
Nuance Communications, Inc.*	2,812	48,957
SS&C Technologies Holdings, Inc.	3,456	132,745
Synopsys, Inc.*	2,217	161,686
		3,954,132
Specialty Retail — 0.6%
AutoNation, Inc.*@	6,093	256,881
Bed Bath & Beyond, Inc.@	7,150	217,360
Best Buy Co., Inc.	39,092	2,241,144
Signet Jewelers Ltd.@	814	51,477
Staples, Inc.	55,437	558,251
		3,325,113
Textiles, Apparel & Luxury Goods — 0.2%
PVH Corp.	9,516	1,089,582
Ralph Lauren Corp.@	2,906	214,463
Skechers U.S.A., Inc., Class A*	538	15,871
		1,319,916
Thrifts & Mortgage Finance — 0.0%
New York Community Bancorp, Inc.	14,697	192,972

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	6,421	503,406

Wireless Telecommunication Services — 0.3%
Sprint Corp.*	29,977	246,111
T-Mobile US, Inc.*	24,396	1,478,886
		1,724,997
TOTAL COMMON STOCKS (Identified Cost $382,572,806)		571,895,269

SHORT-TERM INVESTMENTS — 1.0%
Investment Company — 0.1%
State Street Institutional U.S. Government Money Market Fund, 0.630%	682,810	682,810

Collateral For Securities On Loan — 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.010%	5,284,250	5,284,250

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $5,967,060)		5,967,060

Total Investments — 100.9% (Identified Cost $388,539,866)#		577,862,329
Liabilities, Less Cash and Other Assets — (0.9%)		(5,021,525)
Net Assets — 100.0%		$572,840,804

See notes to financial statements

SA U.S. Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

†	See Note 1
*	Non-income producing security
@	A portion or all of the security were held on loan. As of June 30, 2017, the market value of the securities on loan was $7,780,853.
#	At June 30, 2017, the aggregate cost of investment securities for U.S. federal income tax purposes was $388,799,866. Net unrealized appreciation aggregated $189,062,463 of which $201,553,765 related to appreciated investment securities and $12,491,302 related to depreciated investment securities.

Portfolio Sectors
(% of portfolio market value)+ (Unaudited)

+	Excludes Short-Term Investments

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017

	SHARES	VALUE†
COMMON STOCKS — 99.7%
Aerospace & Defense — 1.8%
AAR Corp.	10,684	$371,376
Aerojet Rocketdyne Holdings, Inc.*	37,749	785,179
Aerovironment, Inc.*	12,961	495,110
Astronics Corp.*	14,908	454,247
Axon Enterprise, Inc.*@	16,262	408,827
CPI Aerostructures, Inc.*	1,342	12,615
Cubic Corp.	6,500	300,950
Curtiss-Wright Corp.	5,045	463,030
DigitalGlobe, Inc.*	18,452	614,452
Ducommun, Inc.*	3,610	114,004
Engility Holdings, Inc.*	5,031	142,880
Esterline Technologies Corp.*	7,884	747,403
Innovative Solutions & Support, Inc.*	3,248	14,291
KEYW Holding Corp. (The)*	2,370	22,159
KLX, Inc.*	9,583	479,150
Kratos Defense & Security Solutions, Inc.*	17,754	210,740
Mercury Systems, Inc.*	8,267	347,958
Moog, Inc., Class A*	8,996	645,193
National Presto Industries, Inc.	918	101,439
SIFCO Industries, Inc.*	1,187	7,894
Sparton Corp.*	2,587	56,888
Triumph Group, Inc.	9,084	287,054
Vectrus, Inc.*	2,643	85,422
Wesco Aircraft Holdings, Inc.*	23,396	253,847
		7,422,108
Air Freight & Logistics — 0.5%
Air Transport Services Group, Inc.*	33,805	736,273
Atlas Air Worldwide Holdings, Inc.*	6,303	328,702
Echo Global Logistics, Inc.*	6,700	133,330
Forward Air Corp.	6,951	370,349
HUB Group, Inc., Class A*	11,481	440,296
Radiant Logistics, Inc.*	5,730	30,827
		2,039,777
Airlines — 0.6%
Allegiant Travel Co.	7,736	1,049,001
Copa Holdings SA, Class A	2,555	298,935
Hawaiian Holdings, Inc.*	12,656	594,199
Skywest, Inc.	12,976	455,458
Spirit Airlines, Inc.*	2,806	144,930
		2,542,523
Auto Components — 1.8%
American Axle & Manufacturing Holdings, Inc.*	36,564	570,398
Cooper Tire & Rubber Co.@	15,551	561,391
Cooper-Standard Holdings, Inc.*	4,019	405,396
Dana, Inc.	32,214	719,339
Dorman Products, Inc.*	8,380	693,612
Fox Factory Holding Corp.*	8,405	299,218
Gentherm, Inc.*	9,644	374,187
Horizon Global Corp.*@	7,663	110,041
LCI Industries	6,043	618,803
Modine Manufacturing Co.*	11,514	190,557
Motorcar Parts of America, Inc.*	5,329	150,491
Shiloh Industries, Inc.*	4,458	52,337
Standard Motor Products, Inc.	8,131	424,601
Stoneridge, Inc.*	13,800	212,658
Strattec Security Corp.	700	24,780
Superior Industries International, Inc.	6,600	135,630
Tenneco, Inc.	10,923	631,677
Tower International, Inc.	6,346	142,468
Visteon Corp.*	7,195	734,322
VOXX International Corp.*	7,684	63,009
		7,114,915
Automobiles — 0.1%
Winnebago Industries, Inc.	10,123	354,305

Beverages — 0.5%
Boston Beer Co., Inc. (The), Class A*	1,852	244,742
Coca-Cola Bottling Co., Consolidated	1,262	288,834
Craft Brew Alliance, Inc.*	9,433	158,946
MGP Ingredients, Inc.@	5,354	273,964
National Beverage Corp.@	10,620	993,607
Primo Water Corp.*	5,815	73,851
		2,033,944
Biotechnology — 0.8%
Achillion Pharmaceuticals, Inc.*	10,883	49,953
Acorda Therapeutics, Inc.*	12,403	244,339
Adamas Pharmaceuticals, Inc.*@	2,419	42,308
Affimed NV*@	5,000	10,250
Alder Biopharmaceuticals, Inc.*	5,644	64,624
AMAG Pharmaceuticals, Inc.*	2,638	48,539
Amicus Therapeutics, Inc.*@	1,429	14,390
Aptevo Therapeutics, Inc.*	4,906	10,155
Ardelyx, Inc.*	1,357	6,921
BioSpecifics Technologies Corp.*	2,311	114,418
Cara Therapeutics, Inc.*@	4,673	71,917
Celldex Therapeutics, Inc.*	4,900	12,103
Cellular Biomedicine Group, Inc.*	2,000	17,500
Chimerix, Inc.*	7,161	39,027
Concert Pharmaceuticals, Inc.*	3,010	41,990
Emergent BioSolutions, Inc.*	9,812	332,725
Enanta Pharmaceuticals, Inc.*	2,640	94,987
Five Prime Therapeutics, Inc.*	4,603	138,596
Infinity Pharmaceuticals, Inc.*	7,141	11,211
Insys Therapeutics, Inc.*	11,096	140,364
Intellia Therapeutics, Inc.*@	1,694	27,104
Karyopharm Therapeutics, Inc.*	2,354	21,304
Ligand Pharmaceuticals, Inc.*	3,443	417,980
MacroGenics, Inc.*	600	10,506
Mirati Therapeutics, Inc.*	1,950	7,118
Myriad Genetics, Inc.*@	19,349	499,978
Neurotrope, Inc.*	2,588	24,250
See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Biotechnology (Continued)
Otonomy, Inc.*	3,488	$65,749
PDL BioPharma, Inc.	18,702	46,194
Proteostasis Therapeutics, Inc.*	1,871	8,756
PTC Therapeutics, Inc.*@	4,332	79,406
Recro Pharma, Inc.*	2,713	19,072
Repligen Corp.*	5,500	227,920
Retrophin, Inc.*	8,973	173,987
Rigel Pharmaceuticals, Inc.*	2,270	6,197
Spectrum Pharmaceuticals, Inc.*	19,009	141,617
Stemline Therapeutics, Inc.*@	1,284	11,813
Trevena, Inc.*	13,678	31,459
Verastem, Inc.*	9,653	21,044
Zafgen, Inc.*	3,913	13,735
		3,361,506
Building Products — 2.1%
AAON, Inc.	14,109	519,917
Advanced Drainage Systems, Inc.	8,118	163,172
American Woodmark Corp.*	12,366	1,181,571
Apogee Enterprises, Inc.	21,170	1,203,303
Armstrong Flooring, Inc.*	6,993	125,664
Armstrong World Industries, Inc.*	26,192	1,204,832
Builders FirstSource, Inc.*	24,352	373,073
Continental Building Products, Inc.*	9,323	217,226
CSW Industrials, Inc.*	886	34,244
Gibraltar Industries, Inc.*	8,000	285,200
Griffon Corp.	12,945	284,143
Insteel Industries, Inc.	8,468	279,190
NCI Building Systems, Inc.*	12,026	200,834
Patrick Industries, Inc.*	3,786	275,810
PGT Innovations, Inc.*	20,987	268,633
Ply Gem Holdings, Inc.*	10,477	188,062
Quanex Building Products Corp.	9,211	194,813
Simpson Manufacturing Co., Inc.	12,600	550,746
Trex Co., Inc.*	8,162	552,241
Universal Forest Products, Inc.	5,500	480,205
		8,582,879
Capital Markets — 2.0%
Artisan Partners Asset Management, Inc., Class A	20,592	632,174
BGC Partners, Inc., Class A	88,113	1,113,748
Cohen & Steers, Inc.	7,453	302,145
Cowen Group, Inc., Class A*	6,131	99,629
Diamond Hill Investment Group, Inc.	633	126,220
Donnelley Financial Solutions, Inc.*	2,974	68,283
Evercore Partners, Inc., Class A	9,789	690,124
Federated Investors, Inc., Class B	20,626	582,685
Fifth Street Asset Management, Inc.	728	3,531
Financial Engines, Inc.@	2,009	73,529
Gain Capital Holdings, Inc.	9,997	62,281
GAMCO Investors, Inc., Class A	1,700	50,320
Greenhill & Co., Inc.	7,133	143,373
Interactive Brokers Group, Inc., Class A	16,151	604,370
Intl FCStone, Inc.*	3,859	145,716
Investment Technology Group, Inc.	11,551	245,343
Janus Henderson Group PLC*	21,198	701,866
KCG Holdings, Inc., Class A*	15,787	314,793
Ladenburg Thalmann Financial Services, Inc.*	24,504	59,790
LPL Financial Holdings, Inc.	3,619	153,663
Manning & Napier, Inc.	2,524	10,979
Moelis & Co., Class A	3,839	149,145
OM Asset Management PLC	5,801	86,203
Oppenheimer Holdings, Inc., Class A	2,133	34,981
Piper Jaffray Cos.	4,033	241,778
Pzena Investment Management, Inc., Class A	4,481	45,527
Safeguard Scientifics, Inc.*	8,234	97,985
Silvercrest Asset Management Group, Inc., Class A	759	10,209
Stifel Financial Corp.*	12,616	580,084
Virtus Investment Partners, Inc.	2,370	262,952
Waddell & Reed Financial, Inc., Class A	442	8,345
Westwood Holdings Group, Inc.	2,775	157,315
WisdomTree Investments, Inc.@	32,848	334,064
		8,193,150
Chemicals — 2.6%
A. Schulman, Inc.	6,827	218,464
AdvanSix, Inc.*	11,239	351,106
American Vanguard Corp.	8,140	140,415
Balchem Corp.	10,809	839,967
BioAmber, Inc.*@	1,107	2,845
Cabot Corp.	9,527	509,028
Calgon Carbon Corp.	17,075	257,832
Chase Corp.	2,101	224,177
Core Molding Technologies, Inc.*	1,500	32,415
Ferro Corp.*	25,241	461,658
Flotek Industries, Inc.*	13,537	121,021
FutureFuel Corp.	10,473	158,038
GCP Applied Technologies, Inc.*	2,256	68,808
H.B. Fuller Co.	13,143	671,739
Hawkins, Inc.	2,085	96,640
Innophos Holdings, Inc.	5,400	236,736
Innospec, Inc.	5,850	383,467
Intrepid Potash, Inc.*@	10,268	23,206
KMG Chemicals, Inc.	3,001	146,059
Koppers Holdings, Inc.*	4,597	166,182
Kraton Corp.*	6,776	233,365
Kronos Worldwide, Inc.	10,857	197,815
LSB Industries, Inc.*	5,556	57,393
Minerals Technologies, Inc.	9,665	707,478
Northern Technologies International Corp.*	800	12,760
Olin Corp.	3,184	96,412
Omnova Solutions, Inc.*	20,358	198,490
PolyOne Corp.	24,872	963,541
Quaker Chemical Corp.	3,387	491,894

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Chemicals (Continued)
Rayonier Advanced Materials, Inc.	16,098	$253,061
Sensient Technologies Corp.	9,729	783,476
Stepan Co.	3,991	347,776
Trecora Resources*	3,438	38,677
Tredegar Corp.	8,700	132,675
Trinseo SA	8,507	584,431
Tronox Ltd., Class A	11,384	172,126
Valhi, Inc.	1,644	4,899
		10,386,072
Commercial Banks — 11.4%
1st Source Corp.	7,264	348,236
Access National Corp.	2,671	70,835
American National Bankshares, Inc.	1,452	53,651
Ameris Bancorp	27,217	1,311,859
AmeriServ Financial, Inc.	4,400	18,260
Arrow Financial Corp.	5,009	158,535
Associated Banc-Corp.	38,301	965,185
Banc of California, Inc.@	8,558	183,997
Bancfirst Corp.	5,223	504,542
Bancorp, Inc. (The)*	13,596	103,058
BancorpSouth, Inc.	38,667	1,179,343
Bank of Hawaii Corp.	10,964	909,683
Bank of Marin Bancorp	443	27,267
BankUnited, Inc.	3,110	104,838
Banner Corp.	7,617	430,437
Bar Harbor Bankshares	1,887	58,157
Berkshire Hills Bancorp, Inc.	6,936	243,800
Blue Hills Bancorp, Inc.	894	16,003
Boston Private Financial Holdings, Inc.	21,569	331,084
Bridge Bancorp, Inc.	1,753	58,375
Brookline Bancorp, Inc.	18,706	273,108
Bryn Mawr Bank Corp.	4,999	212,457
Camden National Corp.	4,996	214,378
Canadian Imperial Bank of Commerce@	8,251	669,651
Capital Bank Financial Corp., Class A	6,376	242,926
Capital City Bank Group, Inc.	959	19,583
Carolina Financial Corp.	2,052	66,321
Cathay General Bancorp	21,914	831,636
Centerstate Banks, Inc.	9,586	238,308
Central Pacific Financial Corp.	7,849	247,008
Century Bancorp, Inc., Class A	200	12,720
Chemical Financial Corp.	14,023	678,853
Citizens & Northern Corp.	852	19,818
City Holding Co.	6,502	428,287
CNB Financial Corp.	1,780	42,667
CoBiz Financial, Inc.	14,871	258,755
Columbia Banking System, Inc.	14,910	594,163
Community Bank System, Inc.	10,370	578,335
Community Trust Bancorp, Inc.	4,634	202,738
Connectone Bancorp, Inc.	3,802	85,735
CU Bancorp*	2,166	78,301
Customers Bancorp, Inc.*	5,348	151,241
CVB Financial Corp.	27,325	612,900
Eagle Bancorp, Inc.*	6,777	428,984
Enterprise Bancorp, Inc.	331	11,764
Enterprise Financial Services Corp.	3,837	156,550
Equity Bancshares, Inc., Class A*	377	11,551
Farmers Capital Bank Corp.	1,267	48,843
Farmers National Banc Corp.	710	10,295
FCB Financial Holdings, Inc., Class A*	5,732	273,703
Fidelity Southern Corp.	8,150	186,309
Financial Institutions, Inc.	3,105	92,529
First Bancorp, Inc.	2,283	61,778
First Bancorp/Puerto Rico*	35,131	203,408
First Bancorp/Southern Pines NC	4,576	143,046
First Busey Corp.	7,922	232,273
First Business Financial Services, Inc.	551	12,717
First Citizens Bancshares, Inc., Class A	295	109,947
First Commonwealth Financial Corp.	23,740	301,023
First Community Bancshares, Inc.	4,452	121,762
First Connecticut Bancorp, Inc.	477	12,235
First Financial Bancorp	15,133	419,184
First Financial Bankshares, Inc.@	13,804	610,137
First Financial Corp.	2,698	127,615
First Financial Northwest, Inc.	2,239	36,115
First Foundation, Inc.*	2,550	41,897
First Horizon National Corp.	18,974	330,527
First Interstate Bancsystem, Inc.	6,668	248,050
First Merchants Corp.	8,330	334,366
First Midwest Bancorp, Inc.	18,632	434,312
First of Long Island Corp. (The)	3,247	92,864
Flushing Financial Corp.	7,140	201,277
FNB Corp.	64,089	907,500
Franklin Financial Network, Inc.*	500	20,625
Fulton Financial Corp.	44,920	853,480
German American Bancorp, Inc.	4,050	138,065
Glacier Bancorp, Inc.	19,481	713,199
Great Southern Bancorp, Inc.	3,541	189,444
Great Western Bancorp, Inc.	71	2,898
Green Bancorp, Inc.*	1,968	38,179
Guaranty Bancorp	4,394	119,517
Hancock Holding Co.	17,160	840,840
Hanmi Financial Corp.	8,053	229,108
Heartland Financial USA, Inc.	5,400	254,340
Heritage Commerce Corp.	10,704	147,501
Heritage Financial Corp.	5,733	151,925
Hilltop Holdings, Inc.	25,969	680,647
Home Bancshares, Inc.	30,511	759,724
HomeTrust Bancshares, Inc.*	701	17,104
Hope Bancorp, Inc.	34,605	645,383
Horizon Bancorp	3,884	102,343
Iberiabank Corp.	9,378	764,307
Independent Bank Corp.	4,840	322,586
International Bancshares Corp.	15,750	552,037
Lakeland Bancorp, Inc.	6,732	126,898
Lakeland Financial Corp.	5,055	231,923

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Commercial Banks (Continued)
LegacyTexas Financial Group, Inc.	11,096	$423,090
Macatawa Bank Corp.	8,759	83,561
MainSource Financial Group, Inc.	5,357	179,513
MB Financial, Inc.	17,891	787,920
MBT Financial Corp.	5,012	48,616
Mercantile Bank Corp.	2,751	86,601
Midsouth Bancorp, Inc.@	2,100	24,675
National Bank Holdings Corp., Class A	5,759	190,680
National Commerce Corp.*	378	14,950
NBT Bancorp, Inc.	10,025	370,424
Northrim Bancorp, Inc.	1,667	50,677
OFG Bancorp	10,569	105,690
Old Line Bancshares, Inc.	1,553	43,764
Old National Bancorp	29,051	501,130
Old Second Bancorp, Inc.	944	10,903
Opus Bank	4,401	106,504
Pacific Continental Corp.	6,270	160,199
Pacific Mercantile Bancorp*	2,500	22,000
Pacific Premier Bancorp, Inc.*	5,890	217,341
Park National Corp.	3,450	357,834
Park Sterling Corp.	12,047	143,118
Peapack Gladstone Financial Corp.	3,971	124,253
Penns Woods Bancorp, Inc.	476	19,602
People’s Utah Bancorp	1,346	36,073
Peoples Bancorp, Inc.	3,808	122,351
Pinnacle Financial Partners, Inc.	12,174	764,527
Popular, Inc.	11,279	470,447
Preferred Bank	3,769	201,528
Premier Financial Bancorp, Inc.	1,381	28,462
QCR Holdings, Inc.	1,980	93,852
Renasant Corp.	8,712	381,063
Republic Bancorp, Inc., Class A	7,344	262,181
Republic First Bancorp, Inc.*@	3,546	32,801
S&T Bancorp, Inc.	8,302	297,710
Sandy Spring Bancorp, Inc.	6,300	256,158
Seacoast Banking Corp. of Florida*	5,668	136,599
Select Bancorp, Inc.*	200	2,444
ServisFirst Bancshares, Inc.	5,778	213,150
Sierra Bancorp	3,680	90,344
Simmons First National Corp., Class A	5,764	304,916
South State Corp.	4,736	405,875
Southern First Bancshares, Inc.*	400	14,820
Southside Bancshares, Inc.	6,142	214,630
Southwest Bancorp, Inc.	5,110	130,561
State Bank Financial Corp.	4,771	129,390
Sterling Bancorp	32,230	749,347
Stock Yards Bancorp, Inc.	4,336	168,670
Stonegate Bank	2,639	121,869
Sun Bancorp, Inc.	2,417	59,579
TCF Financial Corp.	43,473	692,960
Texas Capital Bancshares, Inc.*	10,631	822,839
Tompkins Financial Corp.	2,420	190,502
TowneBank	6,582	202,726
Trico Bancshares	5,350	188,053
TriState Capital Holdings, Inc.*	4,662	117,482
Triumph Bancorp, Inc.*	384	9,427
Trustmark Corp.	17,352	558,040
UMB Financial Corp.	11,332	848,314
Umpqua Holdings Corp.	2,369	43,495
Union Bankshares Corp.	9,688	328,423
United Bankshares, Inc.@	11,450	448,840
United Community Banks, Inc.	15,888	441,686
Univest Corp. of Pennsylvania	5,066	151,727
Valley National Bancorp	57,348	677,280
Veritex Holdings, Inc.*	1,078	28,384
Washington Trust Bancorp, Inc.	3,000	154,650
Webster Financial Corp.	14,480	756,146
WesBanco, Inc.	8,410	332,531
West Bancorp, Inc.	4,412	104,344
Westamerica Bancorp	6,329	354,677
Wintrust Financial Corp.	11,283	862,473
Xenith Bankshares, Inc.*	460	14,288
		46,033,347
Commercial Services & Supplies — 3.2%
ABM Industries, Inc.	14,023	582,235
ACCO Brands Corp.*	26,340	306,861
ARC Document Solutions, Inc.*	11,111	46,222
Brady Corp., Class A	11,602	393,308
Brink’s Co. (The)	11,715	784,905
Casella Waste Systems, Inc., Class A*	18,957	311,084
Ceco Environmental Corp.	7,516	68,997
Cenveo, Inc.*@	409	2,491
Civeo Corp.*	7,095	14,899
Clean Harbors, Inc.*	12,448	694,972
Command Security Corp.*@	4,300	13,545
Covanta Holding Corp.@	31,607	417,212
Deluxe Corp.	9,989	691,439
Ennis, Inc.	5,800	110,780
Essendant, Inc.	12,825	190,195
Fuel Tech, Inc.*	4,500	3,780
Healthcare Services Group, Inc.	15,886	743,941
Heritage-Crystal Clean, Inc.*	712	11,321
Herman Miller, Inc.	14,286	434,294
HNI Corp.	11,460	456,910
Hudson Technologies, Inc.*	7,854	66,366
Innerworkings, Inc.*	13,754	159,546
Interface, Inc.	19,482	382,821
Intersections, Inc.*	3,104	14,589
Kimball International, Inc., Class B	14,278	238,300
Knoll, Inc.	12,851	257,663
LSC Communications, Inc.	2,974	63,644
Matthews International Corp., Class A	8,044	492,695
Mcgrath Rentcorp	5,300	183,539
Mobile Mini, Inc.	13,404	400,109
MSA Safety, Inc.	8,900	722,413
Multi-Color Corp.	4,321	352,594
NL Industries, Inc.*	5,586	39,381

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Commercial Services & Supplies (Continued)
Performant Financial Corp.*	7,231	$15,113
Pitney Bowes, Inc.	4,177	63,073
Quad/Graphics, Inc.	4,591	105,226
SP Plus Corp.*	4,755	145,265
Steelcase, Inc., Class A	26,730	374,220
Team, Inc.*@	8,031	188,327
Tetra Tech, Inc.	15,308	700,341
UniFirst Corp.	3,000	422,100
US Ecology, Inc.	5,445	274,972
Versar, Inc.*	2,000	2,920
Viad Corp.	4,500	212,625
Virco Manufacturing Corp.*	2,494	13,343
VSE Corp.	1,700	76,466
West Corp.	18,378	428,575
		12,675,617
Communications Equipment — 1.8%
ADTRAN, Inc.	20,592	425,225
Applied Optoelectronics, Inc.*@	4,381	270,702
Black Box Corp.	8,512	72,778
CalAmp Corp.*	13,756	279,660
Calix, Inc.*	13,728	94,037
Ciena Corp.*	27,840	696,557
Clearfield, Inc.*	3,231	42,649
Communications Systems, Inc.	1,418	6,140
Comtech Telecommunications Corp.	5,725	108,603
Digi International, Inc.*	7,600	77,140
EMCORE Corp.	4,428	47,158
Extreme Networks, Inc.*	21,668	199,779
Finisar Corp.*	25,900	672,882
Harmonic, Inc.*@	24,420	128,205
Infinera Corp.*@	22,351	238,485
InterDigital, Inc.	9,067	700,879
KVH Industries, Inc.*	5,534	52,573
Lantronix, Inc.*	1,100	2,684
Lumentum Holdings, Inc.*	5,125	292,381
NETGEAR, Inc.*	8,512	366,867
NetScout Systems, Inc.*	12,873	442,831
Network-1 Technologies, Inc.	1,343	5,708
Oclaro, Inc.*@	7,713	72,039
Optical Cable Corp.*	374	916
PC-Tel, Inc.	4,100	29,028
Plantronics, Inc.	10,046	525,506
Relm Wireless Corp.	2,000	7,600
ShoreTel, Inc.*	20,766	120,443
Sonus Networks, Inc.*	17,744	132,015
Tessco Technologies, Inc.	1,000	13,300
Ubiquiti Networks, Inc.*@	4,419	229,656
Viasat, Inc.*@	8,094	535,823
Viavi Solutions, Inc.*	33,947	357,462
		7,247,711
Computers & Peripherals — 0.5%
AstroNova, Inc.	1,572	20,593
Avid Technology, Inc.*	32,530	171,108
Concurrent Computer Corp.	1,362	9,180
CPI Card Group, Inc.@	5,100	14,535
Cray, Inc.*	9,970	183,448
Diebold Nixdorf, Inc.@	13,386	374,808
Eastman Kodak Co.*	4,877	44,381
Electronics for Imaging, Inc.*	12,878	610,160
Immersion Corp.*@	1,203	10,923
Intevac, Inc.*	4,883	54,201
Super Micro Computer, Inc.*	11,510	283,721
Transact Technologies, Inc.	1,515	12,878
		1,789,936
Construction & Engineering — 1.7%
Aegion Corp.*	10,061	220,135
Ameresco, Inc., Class A*	4,779	36,798
Argan, Inc.	7,890	473,400
Comfort Systems USA, Inc.	8,930	331,303
Dycom Industries, Inc.*@	9,800	877,296
EMCOR Group, Inc.	12,825	838,498
Goldfield Corp. (The)*	15,457	85,014
Granite Construction, Inc.	9,422	454,517
Great Lakes Dredge & Dock Corp.*	15,377	66,121
HC2 Holdings, Inc.*	1,781	10,472
IES Holdings, Inc.*	6,062	110,025
KBR, Inc.	27,114	412,675
Layne Christensen Co.*	4,110	36,127
MasTec, Inc.*	22,054	995,738
MYR Group, Inc.*	5,036	156,217
Northwest Pipe Co.*	2,331	37,902
NV5 Global, Inc.*	2,115	89,888
Orion Marine Group, Inc.*	5,671	42,362
Primoris Services Corp.	16,878	420,937
Sterling Construction Co., Inc.*	8,350	109,135
Tutor Perini Corp.*	11,189	321,684
Valmont Industries, Inc.	5,127	766,999
		6,893,243
Construction Materials — 0.1%
United States Lime & Minerals, Inc.	1,679	131,751
US Concrete, Inc.*@	3,055	239,970
		371,721
Consumer Finance — 0.8%
Asta Funding, Inc.*	306	2,509
Atlanticus Holdings Corp.*	5,476	14,566
Consumer Portfolio Services, Inc.*	7,272	33,088
Encore Capital Group, Inc.*	6,224	249,894
Enova International, Inc.*	11,466	170,270
Ezcorp, Inc., Class A*	11,381	87,634
FirstCash, Inc.	13,459	784,660
Green Dot Corp., Class A*	12,631	486,672

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Consumer Finance (Continued)
Nelnet, Inc., Class A	9,709	$456,420
PRA Group, Inc.*	12,540	475,266
Regional Management Corp.*	3,000	70,890
SLM Corp.*	15,199	174,788
World Acceptance Corp.*	3,636	272,373
		3,279,030
Containers & Packaging — 0.3%
Greif, Inc., Class A	4,826	269,194
Greif, Inc., Class B	836	50,494
Myers Industries, Inc.	11,631	208,777
Silgan Holdings, Inc.	16,218	515,408
		1,043,873
Distributors — 0.1%
Core-Mark Holding Co., Inc.	11,498	380,124
Weyco Group, Inc.	690	19,237
		399,361
Diversified Consumer Services — 1.1%
Adtalem Global Education, Inc.	15,103	573,159
American Public Education, Inc.*	3,569	84,407
Ascent Capital Group, Inc., Class A*	2,620	40,243
Bridgepoint Education, Inc.*	11,558	170,596
Cambium Learning Group, Inc.*	1,370	6,946
Capella Education Co.	2,200	188,320
Career Education Corp.*	21,962	210,835
Carriage Services, Inc.	5,101	137,523
Collectors Universe, Inc.	1,790	44,482
Graham Holdings Co., Class B	523	313,617
Grand Canyon Education, Inc.*	13,010	1,020,114
Houghton Mifflin Harcourt Co.*	29,496	362,801
K12, Inc.*	7,149	128,110
Regis Corp.*	11,780	120,981
Sotheby’s*	14,093	756,371
Strayer Education, Inc.	3,342	311,541
Universal Technical Institute, Inc.*	5,900	21,063
		4,491,109
Diversified Financial Services — 0.1%
A-Mark Precious Metals, Inc.	1,256	20,649
FNFV Group*	4,237	66,944
Marlin Business Services Corp.	2,800	70,420
NewStar Financial, Inc.	13,144	138,012
On Deck Capital, Inc.*	3,112	14,502
		310,527
Diversified Telecommunication Services — 0.7%
Alaska Communications Systems Group, Inc.*	2,448	5,386
ATN International, Inc.	3,600	246,384
Cincinnati Bell, Inc.*	10,380	202,929
Cogent Communications Holdings, Inc.	11,951	479,235
Consolidated Communications Holdings, Inc.	13,459	288,965
FairPoint Communications, Inc.*	2,829	44,274
General Communication, Inc., Class A*	14,261	522,523
Hawaiian Telcom Holdco, Inc.*	187	4,673
IDT Corp., Class B	9,094	130,681
Lumos Networks Corp.*	8,561	152,985
Orbcomm, Inc.*	17,501	197,761
Straight Path Communications, Inc., Class B*	668	120,006
Vonage Holdings Corp.*	52,898	345,953
Windstream Holdings, Inc.@	23,864	92,592
		2,834,347
Electric Utilities — 1.2%
Allete, Inc.	14,439	1,034,987
El Paso Electric Co.	11,005	568,958
Genie Energy Ltd., Class B	4,900	37,338
Hawaiian Electric Industries, Inc.	9,798	317,259
IDACORP, Inc.	4,839	413,009
MGE Energy, Inc.	7,437	478,571
Otter Tail Corp.	8,433	333,947
PNM Resources, Inc.	21,371	817,441
Portland General Electric Co.	12,639	577,476
Spark Energy, Inc., Class A	2,000	37,600
		4,616,586
Electrical Equipment — 0.9%
Allied Motion Technologies, Inc.	3,504	95,379
AZZ, Inc.	7,475	417,105
Babcock & Wilcox Enterprises, Inc.*	15,000	176,400
Encore Wire Corp.	5,600	239,120
EnerSys	12,221	885,412
Espey Manufacturing & Electronics Corp.	565	12,667
Generac Holdings, Inc.*	15,486	559,509
General Cable Corp.	11,120	181,812
LSI Industries, Inc.	4,900	44,345
Orion Energy Systems, Inc.*	3,100	3,968
Powell Industries, Inc.	2,600	83,174
Preformed Line Products Co.	850	39,457
Regal Beloit Corp.	6,719	547,935
Thermon Group Holdings, Inc.*	9,155	175,501
Ultralife Corp.*	3,600	25,920
Vicor Corp.*	7,156	128,092
		3,615,796
Electronic Equipment, Instruments & Components — 3.8%
ADDvantage Technologies Group, Inc.*	2,400	3,864
Anixter International, Inc.*	13,374	1,045,847
AVX Corp.	15,085	246,489

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Electronic Equipment, Instruments & Components (Continued)
Badger Meter, Inc.	13,453	$536,102
Bel Fuse, Inc., Class B	5,308	131,108
Belden, Inc.	11,606	875,441
Benchmark Electronics, Inc.*	7,901	255,202
Coherent, Inc.*	6,253	1,406,863
Control4 Corp.*	4,640	90,990
CTS Corp.	9,329	201,506
Daktronics, Inc.	16,961	163,334
Data I/O Corp.*	1,788	14,215
Electro Scientific Industries, Inc.*	9,034	74,440
ePlus, Inc.*	2,400	177,840
Fabrinet*	9,194	392,216
FARO Technologies, Inc.*	4,180	158,004
Frequency Electronics, Inc.*	1,400	13,356
I.D. Systems, Inc.*	2,750	16,858
IEC Electronics Corp.*	800	2,880
II-VI, Inc.*	18,055	619,287
Insight Enterprises, Inc.*	9,272	370,787
IntriCon Corp.*	1,000	8,000
Itron, Inc.*	9,844	666,931
Kemet Corp.*	14,541	186,125
Key Tronic Corp.*	1,700	12,036
Kimball Electronics, Inc.*	5,879	106,116
Knowles Corp.*	11,920	201,686
LightPath Technologies, Inc., Class A*	4,009	10,824
Littelfuse, Inc.	5,614	926,310
Maxwell Technologies, Inc.*	7,005	41,960
Mesa Laboratories, Inc.@	965	138,294
Methode Electronics, Inc.	11,077	456,372
MTS Systems Corp.@	3,800	196,840
NAPCO Security Technologies, Inc.*	4,850	45,590
Novanta, Inc.*	4,922	177,192
OSI Systems, Inc.*	5,346	401,752
PAR Technology Corp.*	3,000	25,590
Park Electrochemical Corp.	7,233	133,232
PC Connection, Inc.	6,200	167,772
PCM, Inc.*	5,438	101,963
Perceptron, Inc.*	1,100	8,008
Plexus Corp.*	9,156	481,331
Radisys Corp.*	11,987	45,071
Richardson Electronics Ltd.	2,700	16,119
Rogers Corp.*	3,742	406,456
Sanmina Corp.*	21,944	836,066
Scansource, Inc.*	6,290	253,487
SYNNEX Corp.	3,479	417,341
Systemax, Inc.	8,559	160,909
Tech Data Corp.*	6,440	650,440
TTM Technologies, Inc.*	20,635	358,224
Universal Display Corp.	500	54,625
VeriFone Systems, Inc.*	18,762	339,592
Vishay Intertechnology, Inc.	34,292	569,247
Vishay Precision Group, Inc.*	4,187	72,435
Wayside Technology Group, Inc.	315	6,095
		15,476,660
Energy Equipment & Services — 1.5%
Archrock, Inc.	20,013	228,148
Atwood Oceanics, Inc.*@	19,211	156,570
Basic Energy Services, Inc.*@	537	13,371
Bristow Group, Inc.	9,706	74,251
CARBO Ceramics, Inc.*@	4,505	30,859
Dawson Geophysical Co.*	5,627	22,058
Diamond Offshore Drilling, Inc.*@	20,830	225,589
Dril-Quip, Inc.*@	8,636	421,437
ENGlobal Corp.*	6,183	8,038
Ensco PLC	4,073	21,017
Era Group, Inc.*	5,219	49,372
Exterran Corp.*	10,006	267,160
Forum Energy Technologies, Inc.*	20,325	317,070
Frank’s International NV	12,111	100,400
Geospace Technologies Corp.*	2,574	35,598
Gulf Island Fabrication, Inc.	3,600	41,760
Helix Energy Solutions Group, Inc.*	26,950	151,998
Hornbeck Offshore Services, Inc.*@	9,178	25,974
ION Geophysical Corp.*	2,918	12,693
Matrix Service Co.*	7,876	73,641
McDermott International, Inc.*	51,671	370,481
Mitcham Industries, Inc.*	2,601	10,352
Nabors Industries Ltd.	41,414	337,110
Natural Gas Services Group, Inc.*	2,700	67,095
Newpark Resources, Inc.*	35,623	261,829
Noble Corp. PLC@	39,010	141,216
Oceaneering International, Inc.	9,417	215,084
Oil States International, Inc.*	8,226	223,336
Pacific Drilling SA*@	508	869
Parker Drilling Co.*	20,864	28,166
Patterson-UTI Energy, Inc.	14,103	284,740
PHI, Inc.*	2,300	22,448
Pioneer Energy Services Corp.*	12,731	26,098
RigNet, Inc.*	3,277	52,596
Rowan Cos. PLC, Class A*	21,417	219,310
RPC, Inc.@	1,865	37,692
SEACOR Holdings, Inc.*	5,019	172,152
SEACOR Marine Holdings, Inc.*	5,046	102,737
Superior Energy Services, Inc.*	33,300	347,319
Tesco Corp.*	13,890	61,810
Tetra Technologies, Inc.*	17,573	49,029
U.S. Silica Holdings, Inc.@	8,849	314,051
Unit Corp.*	11,332	212,248
		5,834,772
Food & Staples Retailing — 0.6%
Andersons, Inc. (The)	8,013	273,644
Chefs’ Warehouse Inc. (The)*@	5,365	69,745
Ingles Markets, Inc., Class A	2,846	94,772
Natural Grocers by Vitamin Cottage, Inc.*@	2,967	24,537
PriceSmart, Inc.	7,615	667,074
Smart & Final Stores, Inc.*@	220	2,002
SpartanNash Co.	9,360	242,985
SUPERVALU, Inc.*	63,930	210,330

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Food & Staples Retailing (Continued)
United Natural Foods, Inc.*	8,554	$313,932
Village Super Market, Inc., Class A	1,946	50,440
Weis Markets, Inc.	6,390	311,321
		2,260,782
Food Products — 1.8%
B&G Foods, Inc.@	23,753	845,607
Cal-Maine Foods, Inc.*@	10,494	415,562
Calavo Growers, Inc.@	5,041	348,081
Coffee Holding Co., Inc.*	600	2,676
Darling Ingredients, Inc.*	37,935	597,097
Dean Foods Co.	22,086	375,462
Farmer Bros. Co.*	5,356	162,019
Fresh Del Monte Produce, Inc.	15,520	790,123
Inventure Foods, Inc.*@	3,661	15,779
J&J Snack Foods Corp.	4,900	647,143
John B. Sanfilippo & Son, Inc.	2,650	167,242
Lancaster Colony Corp.	5,159	632,597
Landec Corp.*	9,074	134,749
Lifeway Foods, Inc.*	3,800	35,492
Limoneira Co.	810	19,140
Omega Protein Corp.	5,237	93,742
Rocky Mountain Chocolate Factory, Inc.	1,260	14,868
Sanderson Farms, Inc.	6,194	716,336
Seneca Foods Corp., Class A*	1,738	53,965
Snyders-Lance, Inc.@	21,037	728,301
Tootsie Roll Industries, Inc.@	7,968	277,685
		7,073,666
Gas Utilities — 1.4%
Chesapeake Utilities Corp.	3,064	229,647
Delta Natural Gas Co., Inc.	400	12,188
Gas Natural, Inc.	836	10,784
New Jersey Resources Corp.	21,532	854,820
Northwest Natural Gas Co.	6,553	392,197
ONE Gas, Inc.	13,260	925,681
RGC Resources, Inc.	600	16,998
South Jersey Industries, Inc.	17,084	583,760
Southwest Gas Corp.	11,874	867,514
Spire, Inc.	11,344	791,244
WGL Holdings, Inc.	12,415	1,035,784
		5,720,617
Health Care Equipment & Supplies — 3.4%
Abaxis, Inc.	8,297	439,907
Accuray, Inc.*	6,817	32,381
Alere, Inc.*	13,837	694,479
Analogic Corp.	5,882	427,327
Angiodynamics, Inc.*	9,660	156,589
Anika Therapeutics, Inc.*	9,846	485,802
Atrion Corp.	972	625,288
Bovie Medical Corp.*	4,900	12,103
Cantel Medical Corp.	10,310	803,252
Conmed Corp.	7,150	364,221
CryoLife, Inc.*	15,417	307,569
Cutera, Inc.*	2,299	59,544
Electromed, Inc.*	2,929	16,197
EnteroMedics, Inc.*@	3,850	19,250
Exactech, Inc.*	3,109	92,648
Globus Medical, Inc., Class A*	18,325	607,474
Haemonetics Corp.*	12,126	478,856
Halyard Health, Inc.*	9,638	378,581
ICU Medical, Inc.*	4,198	724,155
Inogen, Inc.*	3,628	346,184
Integer Holdings Corp.*	7,181	310,578
Integra LifeSciences Holdings Corp.*@	17,784	969,406
Invacare Corp.@	8,104	106,973
Iridex Corp.*	671	6,636
Lantheus Holdings, Inc.*	4,911	86,679
LeMaitre Vascular, Inc.	7,298	227,843
LivaNova PLC*	5,780	353,794
Masimo Corp.*	13,405	1,222,268
Meridian Bioscience, Inc.	16,609	261,592
Merit Medical Systems, Inc.*	11,860	452,459
Misonix, Inc.*	2,200	21,230
Natus Medical, Inc.*	8,702	324,585
Neogen Corp.*	6,387	441,406
NuVasive, Inc.*	10,446	803,506
Nuvectra Corp.*	5,128	68,100
OraSure Technologies, Inc.*	18,774	324,039
Orthofix International NV*	3,915	181,969
Quidel Corp.*	7,203	195,489
RTI Surgical, Inc.*	15,534	90,874
SeaSpine Holdings Corp.*	2,964	34,145
SurModics, Inc.*	5,316	149,645
Utah Medical Products, Inc.	831	60,164
Wright Medical Group NV*	991	27,243
		13,792,430
Health Care Providers & Services — 2.8%
Aceto Corp.	11,515	177,907
Addus HomeCare Corp.*	5,804	215,909
Alliance HealthCare Services, Inc.*	190	2,527
Almost Family, Inc.*	6,967	429,516
Amedisys, Inc.*	19,490	1,224,167
AMN Healthcare Services, Inc.*	12,615	492,616
Auxilio, Inc.*	2,905	13,247
BioScrip, Inc.*@	9,341	25,361
BioTelemetry, Inc.*	14,579	487,667
Brookdale Senior Living, Inc.*	5,231	76,948
Capital Senior Living Corp.*	12,392	188,482
Chemed Corp.	5,381	1,100,576
Civitas Solutions, Inc.*	1,007	17,622
Corvel Corp.*	5,100	241,995
Cross Country Healthcare, Inc.*	4,677	60,380
Digirad Corp.	2,100	8,505
Diplomat Pharmacy, Inc.*	6,252	92,530
Ensign Group, Inc. (The)	12,996	282,923

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Health Care Providers & Services (Continued)
Five Star Senior Living, Inc.*	6,297	$9,445
Genesis Healthcare, Inc.*	4,555	7,926
HealthEquity, Inc.*@	7,664	381,897
HealthSouth Corp.	1,098	53,143
Kindred Healthcare, Inc.	17,194	200,310
Landauer, Inc.	2,930	153,239
LHC Group, Inc.*	3,800	257,982
LifePoint Health, Inc.*	11,178	750,603
Magellan Health, Inc.*	7,580	552,582
Medcath Corp.*§~	3,122	—
Molina Healthcare, Inc.*@	8,920	617,086
National Healthcare Corp.	3,000	210,420
National Research Corp., Class A	4,425	119,032
National Research Corp., Class B	737	35,092
Nobilis Health Corp.*@	1,318	2,504
Owens & Minor, Inc.	18,476	594,742
PharMerica Corp.*	7,236	189,945
Providence Service Corp. (The)*	4,498	227,644
Psychemedics Corp.	1,935	48,278
Quorum Health Corp.*	4,339	18,007
RadNet, Inc.*	14,650	113,537
Select Medical Holdings Corp.*	33,903	520,411
Tenet Healthcare Corp.*@	16,691	322,804
Tivity Health, Inc.*	9,735	387,940
Triple-S Management Corp., Class B*	5,369	90,790
U.S. Physical Therapy, Inc.	2,650	160,060
		11,164,297
Health Care Technology — 0.5%
Allscripts Healthcare Solutions, Inc.*	70,855	904,110
Computer Programs & Systems, Inc.@	2,670	87,576
HealthStream, Inc.*	6,062	159,552
HMS Holdings Corp.*	20,254	374,699
Micron Solutions, Inc.*	200	780
Omnicell, Inc.*	8,824	380,314
Quality Systems, Inc.*	14,776	254,295
Simulations Plus, Inc.	2,102	25,960
		2,187,286
Hotels, Restaurants & Leisure — 3.9%
Belmond Ltd., Class A*	24,303	323,230
Biglari Holdings, Inc.*	1	400
BJ’s Restaurants, Inc.*	7,002	260,824
Bloomin’ Brands, Inc.	29,474	625,733
Bob Evans Farms, Inc.	8,100	581,823
Bojangles’, Inc.*	1,155	18,769
Bravo Brio Restaurant Group, Inc.*	4,343	19,978
Brinker International, Inc.	14,448	550,469
Buffalo Wild Wings, Inc.*	4,994	632,740
Carrols Restaurant Group, Inc.*	12,779	156,543
Cheesecake Factory, Inc. (The)	14,048	706,614
Choice Hotels International, Inc.	13,792	886,136
Churchill Downs, Inc.	1,540	282,282
Chuy’s Holdings, Inc.*	5,251	122,873
ClubCorp Holdings, Inc.	13,876	181,776
Cracker Barrel Old Country Store, Inc.@	3,034	507,436
Dave & Buster’s Entertainment, Inc.*	8,459	562,608
Del Frisco’s Restaurant Group, Inc.*	5,669	91,271
Del Taco Restaurants, Inc.*	3,206	44,083
Denny’s Corp.*	20,830	245,169
DineEquity, Inc.@	5,483	241,526
Diversified Restaurant Holdings, Inc.*	2,700	7,020
Dover Motorsports, Inc.	4,000	8,400
El Pollo Loco Holdings, Inc.*	2,900	40,165
Eldorado Resorts, Inc.*	4,889	97,780
Famous Dave’s of America, Inc.*@	2,145	7,829
Fiesta Restaurant Group, Inc.*	8,023	165,675
Gaming Partners International Corp.	1,300	15,587
Habit Restaurants, Inc. (The), Class A*@	2,386	37,699
ILG, Inc.	23,589	648,462
International Speedway Corp., Class A	2,126	79,831
Intrawest Resorts Holdings, Inc.*	5,008	118,890
Jack in the Box, Inc.	8,843	871,035
Jamba, Inc.*@	2,977	23,191
Kona Grill, Inc.*	3,389	12,539
La Quinta Holdings, Inc.*	25,321	373,991
Lindblad Expeditions Holdings, Inc.*	1,932	20,286
Luby’s, Inc.*	7,260	20,401
Marcus Corp. (The)	4,500	135,900
Marriott Vacations Worldwide Corp.	8,070	950,242
Monarch Casino & Resort, Inc.*	1,490	45,073
Nathan’s Famous, Inc.*	1,385	87,255
Papa John’s International, Inc.	12,036	863,703
Papa Murphy’s Holdings, Inc.*@	672	2,937
Penn National Gaming, Inc.*	8,352	178,733
Pinnacle Entertainment, Inc.*	14,463	285,789
Potbelly Corp.*	5,223	60,064
RCI Hospitality Holdings, Inc.	2,209	52,663
Red Lion Hotels Corp.*	4,500	33,075
Red Robin Gourmet Burgers, Inc.*	4,318	281,749
Ruby Tuesday, Inc.*	38,285	76,953
Ruth’s Hospitality Group, Inc.	10,142	220,588
SeaWorld Entertainment, Inc.@	20,070	326,539
Shake Shack, Inc., Class A*@	2,567	89,537
Sonic Corp.@	13,946	369,430
Speedway Motorsports, Inc.	10,200	186,354
Texas Roadhouse, Inc.	19,524	994,748
Town Sports International Holdings, Inc.*	8,000	37,600
Wendy’s Co. (The)	59,620	924,706
Wingstop, Inc.	364	11,248
		15,805,950

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Household Durables — 1.7%
AV Homes, Inc.*	2,349	$47,097
Bassett Furniture Industries, Inc.	2,600	98,670
Beazer Homes USA, Inc.*	1,643	22,542
CalAtlantic Group, Inc.	2,560	90,496
Cavco Industries, Inc.*	2,107	273,173
Century Communities, Inc.*	614	15,227
CSS Industries, Inc.	2,100	54,936
Dixie Group, Inc. (The)*	1,200	5,400
Ethan Allen Interiors, Inc.	6,796	219,511
Flexsteel Industries, Inc.	1,266	68,503
Green Brick Partners, Inc.*	2,837	32,484
Helen of Troy Ltd.*	7,429	699,069
Hooker Furniture Corp.	2,500	102,875
Installed Building Products, Inc.*	6,010	318,229
iRobot Corp.*@	6,627	557,596
KB Home	22,962	550,399
La-Z-Boy, Inc.	12,996	422,370
Libbey, Inc.	5,984	48,231
Lifetime Brands, Inc.	3,200	58,080
M.D.C. Holdings, Inc.	12,413	438,551
M/I Homes, Inc.*	5,641	161,051
Meritage Homes Corp.*	10,314	435,251
NACCO Industries, Inc., Class A	1,000	70,850
Orleans Homebuilders, Inc.@§~*	4,953	—
Pico Holdings, Inc.*	5,843	102,252
Skyline Corp.*	2,906	17,494
Taylor Morrison Home Corp., Class A*	7,918	190,111
Tempur Sealy International, Inc.*@	244	13,027
TopBuild Corp.*	1,536	81,516
TRI Pointe Group, Inc.*	35,203	464,328
Tupperware Brands Corp.	11,712	822,534
Universal Electronics, Inc.*	3,832	256,169
William Lyon Homes, Class A*@	5,111	123,380
ZAGG, Inc.*	6,699	57,946
		6,919,348
Household Products — 0.5%
Central Garden & Pet Co.*	3,317	105,447
Central Garden & Pet Co., Class A*	7,899	237,128
Energizer Holdings, Inc.	11,460	550,309
HRG Group, Inc.*	23,417	414,715
Orchids Paper Products Co.@	2,619	33,916
WD-40 Co.	4,702	518,866
		1,860,381
Independent Power Producers & Energy Traders — 0.3%
Dynegy, Inc.*	14,243	117,790
NRG Yield, Inc., Class A	6,260	106,795
NRG Yield, Inc., Class C	11,658	205,181
Ormat Technologies, Inc.	8,194	480,824
Pattern Energy Group, Inc.	15,022	358,124
		1,268,714
Industrial Conglomerates — 0.1%
Raven Industries, Inc.	9,755	324,842

Insurance — 4.0%
Allied World Assurance Co., Holdings Ltd.	10,329	546,404
Ambac Financial Group, Inc.*	10,842	188,109
American Equity Investment Life Holding Co.	23,019	604,939
American National Insurance Co.	1,349	157,145
AMERISAFE, Inc.	14,531	827,540
Argo Group International Holdings Ltd.	9,260	561,156
Aspen Insurance Holdings Ltd.	18,484	921,427
Atlas Financial Holdings, Inc.*	393	5,856
Baldwin & Lyons, Inc., Class B	1,818	44,541
Citizens, Inc.*@	11,958	88,250
CNO Financial Group, Inc.	45,733	954,905
Crawford & Co., Class A	10,528	81,908
Crawford & Co., Class B	4,545	42,269
Donegal Group, Inc., Class A	5,984	95,146
eHealth, Inc.*	7,651	143,839
EMC Insurance Group, Inc.	5,700	158,346
Employers Holdings, Inc.	8,660	366,318
Enstar Group Ltd.*	2,149	426,899
FBL Financial Group, Inc., Class A	6,600	405,900
Federated National Holding Co.	4,368	69,888
Fidelity & Guaranty Life	263	8,166
First Acceptance Corp.*	15,539	17,714
First American Financial Corp.	1,690	75,526
Genworth Financial, Inc., Class A*	14,918	56,241
Global Indemnity Ltd.*	3,524	136,625
Greenlight Capital Re Ltd., Class A*	7,410	154,869
Hallmark Financial Services, Inc.*	5,700	64,239
Hanover Insurance Group, Inc. (The)	3,174	281,312
HCI Group, Inc.	4,424	207,840
Heritage Insurance Holdings, Inc.	3,869	50,374
Horace Mann Educators Corp.	12,678	479,228
Independence Holding Co.	3,520	71,984
Infinity Property & Casualty Corp.	3,270	307,380
Investors Title Co.	292	56,484
Kemper Corp.	15,116	583,478
Kingstone Cos, Inc.	2,027	31,013
Maiden Holdings Ltd.	18,753	208,158
MBIA, Inc.*	35,223	332,153
Mercury General Corp.@	12,090	652,860
National General Holdings Corp.	17,357	366,233
Navigators Group, Inc. (The)	7,200	395,280
OneBeacon Insurance Group Ltd., Class A	6,225	113,482
Primerica, Inc.	13,476	1,020,807
ProAssurance Corp.	11,624	706,739
RLI Corp.	13,400	731,908
Safety Insurance Group, Inc.	3,996	272,927
Selective Insurance Group, Inc.	13,673	684,334

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Insurance (Continued)
State Auto Financial Corp.	9,900	$254,727
State National Cos., Inc.	7,225	132,795
Stewart Information Services Corp.	5,055	229,396
Unico American Corp.*	1,700	15,895
United Fire Group, Inc.	6,100	268,766
United Insurance Holdings Corp.	6,529	102,701
Universal Insurance Holdings, Inc.	12,620	318,024
WMIH Corp.*	2,492	3,115
		16,083,558
Internet & Catalog Retail — 0.5%
1-800-Flowers.com, Inc., Class A*	13,623	132,824
CafePress, Inc.*	2,322	6,014
FTD Cos., Inc.*	7,083	141,660
Gaia, Inc.*	1,407	15,758
HSN, Inc.	13,151	419,517
Liberty TripAdvisor Holdings, Inc.,
Class A*	11,266	130,686
NutriSystem, Inc.	7,768	404,325
Overstock.com, Inc.*	4,154	67,710
PetMed Express, Inc.	6,065	246,239
Shutterfly, Inc.*	10,368	492,480
US Auto Parts Network, Inc.*	8,193	26,463
		2,083,676
Internet Software & Services — 1.2%
Actua Corp.*	12,110	170,145
Angie’s List, Inc.*@	9,408	120,328
Bankrate, Inc.*	13,455	172,897
Bazaarvoice, Inc.*	13,372	66,191
Blucora, Inc.*	10,400	220,480
Carbonite, Inc.*	7,780	169,604
Cimpress NV*@	6,915	653,675
CommerceHub, Inc., Series A*	998	17,385
comScore, Inc.*@	511	13,414
Covisint Corp.*	7,419	18,177
DHI Group, Inc.*	17,102	48,741
Envestnet, Inc.*	3,738	148,025
GTT Communications, Inc.*	7,000	221,550
Internap Corp.*@	14,992	55,021
Inuvo, Inc.*	3,400	3,468
j2 Global, Inc.	3,053	259,780
Leaf Group Ltd.*	803	6,263
Limelight Networks, Inc.*	35,094	101,422
Liquidity Services, Inc.*	4,750	30,163
Meet Group, Inc. (The)*@	26,238	132,502
NIC, Inc.	16,603	314,627
Numerex Corp., Class A*	2,359	11,630
QuinStreet, Inc.*	9,301	38,785
Qumu Corp.*	3,400	9,928
Reis, Inc.	2,969	63,091
Shutterstock, Inc.*	8,258	364,013
Stamps.com, Inc.*	2,485	384,864
TechTarget, Inc.*	3,038	31,504
Travelzoo, Inc.*	2,482	27,178
Web.com Group, Inc.*	14,150	357,995
WebMD Health Corp.*	9,013	528,612
XO Group, Inc.*	10,260	180,781
Yelp, Inc.*	812	24,376
YuMe, Inc.	2,573	12,093
		4,978,708
IT Services — 2.2%
Acxiom Corp.*	33,231	863,341
Blackhawk Network Holdings, Inc.*	14,227	620,297
CACI International, Inc., Class A*	6,111	764,181
Cardtronics PLC, Class A*	12,536	411,933
Cass Information Systems, Inc.	2,759	181,101
Computer Task Group, Inc.	4,027	22,511
Convergys Corp.	23,323	554,621
CoreLogic, Inc.*	9,502	412,197
CSG Systems International, Inc.	9,625	390,582
Edgewater Technology, Inc.*	2,300	15,709
Euronet Worldwide, Inc.*	261	22,804
Everi Holdings, Inc.*	29,448	214,381
ExlService Holdings, Inc.*	9,262	514,782
Forrester Research, Inc.	7,013	274,559
Hackett Group, Inc. (The)	14,155	219,402
Innodata, Inc.*	5,684	9,947
Mantech International Corp., Class A	5,860	242,487
ModusLink Global Solutions, Inc.*	6,850	11,714
MoneyGram International, Inc.*	9,824	169,464
NCI, Inc., Class A*	134	2,827
Perficient, Inc.*	8,558	159,521
PFSweb, Inc.*	6,940	57,324
Planet Payment, Inc.*	10,115	33,380
PRGX Global, Inc.*	4,649	30,219
Science Applications
International Corp.	11,148	773,894
SYKES Enterprises, Inc.*	11,744	393,776
TeleTech Holdings, Inc.	14,534	592,987
Travelport Worldwide Ltd.	21,337	293,597
Unisys Corp.*@	13,257	169,690
Virtusa Corp.*	8,976	263,894
		8,687,122
Leisure Equipment & Products — 0.4%
American Outdoor Brands Corp.*	11,555	256,059
Black Diamond, Inc.*	1,900	12,635
Callaway Golf Co.	21,022	268,661
Escalade, Inc.	1,950	25,545
Jakks Pacific, Inc.*	5,129	20,516
Johnson Outdoors, Inc., Class A	1,000	48,210
Malibu Boats, Inc., Class A*	3,460	89,510
Marine Products Corp.	4,652	72,618
Nautilus, Inc.*	11,702	224,093
Sturm Ruger & Co., Inc.	5,480	340,582
Vista Outdoor, Inc.*	12,035	270,908
		1,629,337

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Life Sciences Tools & Services — 0.6%
Albany Molecular Research, Inc.*	8,825	$191,502
Bruker Corp.	2,983	86,030
Cambrex Corp.*	7,454	445,376
Charles River Laboratories
International, Inc.*	2,686	271,689
Enzo Biochem, Inc.*	17,038	188,100
Fluidigm Corp.*	1,136	4,589
Harvard Bioscience, Inc.*	10,123	25,814
INC Research Holdings, Inc.,
Class A*	8,565	501,052
Luminex Corp.	10,896	230,124
NeoGenomics, Inc.*@	4,184	37,489
Parexel International Corp.*	6,090	529,282
		2,511,047
Machinery — 5.1%
Actuant Corp., Class A	15,609	383,981
Alamo Group, Inc.	4,174	379,041
Albany International Corp., Class A	16,846	899,576
Altra Industrial Motion Corp.	21,415	852,317
American Railcar Industries, Inc.@	5,900	225,970
Astec Industries, Inc.	10,979	609,444
Barnes Group, Inc.	19,986	1,169,781
Blue Bird Corp.*@	895	15,215
Briggs & Stratton Corp.	11,874	286,163
Chart Industries, Inc.*	6,711	233,073
CIRCOR International, Inc.	4,348	258,184
Columbus McKinnon Corp.	5,051	128,396
Commercial Vehicle Group, Inc.*	10,768	90,990
DMC Global, Inc.	3,484	45,640
Douglas Dynamics, Inc.	6,325	208,093
Eastern Co. (The)	500	15,025
EnPro Industries, Inc.	6,545	467,117
ESCO Technologies, Inc.	5,761	343,644
Federal Signal Corp.	16,169	280,694
Franklin Electric Co., Inc.	13,269	549,337
FreightCar America, Inc.	3,100	53,909
Global Brass & Copper
Holdings, Inc.	6,925	211,559
Gorman-Rupp Co. (The)	6,055	154,221
Graham Corp.	1,900	37,354
Greenbrier Cos., Inc. (The)@	6,690	309,412
Hardinge, Inc.	1,500	18,630
Harsco Corp.*	19,401	312,356
Hillenbrand, Inc.	18,458	666,334
Hurco Cos., Inc.	1,000	34,750
Hyster-Yale Materials Handling, Inc.	2,000	140,500
ITT, Inc.	4,948	198,811
John Bean Technologies Corp.	8,769	859,362
Kadant, Inc.	3,400	255,680
Kennametal, Inc.	14,622	547,155
Key Technology, Inc.*	1,100	15,125
LB Foster Co., Class A	3,471	74,453
Lindsay Corp.	2,399	214,111
Lydall, Inc.*	3,767	194,754
Manitex International, Inc.*	1,300	9,074
Manitowoc Co., Inc. (The)*	32,658	196,275
Meritor, Inc.*	24,635	409,187
Miller Industries, Inc.	2,958	73,506
Mueller Industries, Inc.	17,150	522,217
Mueller Water Products, Inc.,
Class A	41,506	484,790
Navistar International Corp.*	6,372	167,138
NN, Inc.	7,482	205,381
Omega Flex, Inc.	874	56,286
Park-Ohio Holdings Corp.	3,551	135,293
Perma-Pipe International
Holdings, Inc.*	1,900	15,200
Proto Labs, Inc.*@	5,527	371,691
RBC Bearings, Inc.*	5,604	570,263
Rexnord Corp.*	24,475	569,044
Spartan Motors, Inc.	10,808	95,651
SPX Corp.*	6,967	175,290
SPX FLOW, Inc.*	6,533	240,937
Standex International Corp.	3,825	346,927
Sun Hydraulics Corp.	6,200	264,554
Supreme Industries, Inc., Class A	6,980	114,821
Tennant Co.	4,939	364,498
Terex Corp.	11,454	429,525
Timken Co. (The)	17,684	817,885
Titan International, Inc.	16,588	199,222
Trimas Corp.*	12,810	267,088
Twin Disc, Inc.*	2,200	35,508
Wabash National Corp.@	20,517	450,964
Watts Water Technologies, Inc.,
Class A	7,800	492,960
Welbilt, Inc.*	32,658	615,603
Woodward, Inc.	2,404	162,462
Xerium Technologies, Inc.*	2,113	15,192
		20,614,589
Marine — 0.2%
Kirby Corp.*	4,949	330,841
Matson, Inc.	10,731	322,359
		653,200
Media — 1.5%
AH Belo Corp., Class A	3,878	21,329
AMC Entertainment Holdings, Inc.,
Class A@	6,707	152,584
Ballantyne Strong, Inc.*	3,464	23,209
Beasley Broadcast Group, Inc.,
Class A	1,657	16,239
Central European Media Enterprises
Ltd., Class A*	4,512	18,048
Clear Channel Outdoor Holdings,
Inc., Class A	3,398	16,480
Entercom Communications Corp.,
Class A	4,435	45,902

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Media (Continued)
Entravision Communications Corp.,
Class A	18,319	$120,905
EW Scripps Co. (The), Class A*	22,625	402,951
Gannett Co., Inc.	19,363	168,845
Global Eagle Entertainment, Inc.*@	2,123	7,558
Gray Television, Inc.*	15,960	218,652
Harte-Hanks, Inc.*	17,183	17,699
IMAX Corp.*	1,417	31,174
John Wiley & Sons, Inc., Class A	10,578	557,990
McClatchy Co. (The), Class A*	73	682
Meredith Corp.@	9,652	573,812
MSG Networks, Inc., Class A*	12,409	278,582
National CineMedia, Inc.	15,891	117,911
New Media Investment Group, Inc.	827	11,148
New York Times Co. (The), Class A	38,149	675,237
Nexstar Media Group, Inc.@	11,553	690,870
Reading International, Inc.,
Class A*	3,739	60,310
Regal Entertainment Group,
Class A@	21,594	441,813
Saga Communications, Inc.,
Class A	1,116	51,057
Salem Media Group, Inc., Class A	1,041	7,391
Scholastic Corp.	7,171	312,584
Sinclair Broadcast Group, Inc.,
Class A	17,023	560,057
Time, Inc.	21,924	314,609
tronc, Inc.*	2,800	36,092
Urban One, Inc.*	6,700	15,075
World Wrestling Entertainment, Inc.,
Class A	625	12,731
		5,979,526
Metals & Mining — 1.4%
AK Steel Holding Corp.*@	20,706	136,038
Allegheny Technologies, Inc.	527	8,964
Ampco-Pittsburgh Corp.	3,170	46,757
Carpenter Technology Corp.	9,739	364,531
Century Aluminum Co.*	20,953	326,448
Cliffs Natural Resources, Inc.*@	19,242	133,155
Coeur Mining, Inc.*	18,978	162,831
Commercial Metals Co.	31,042	603,146
Compass Minerals
International, Inc.@	7,742	505,553
Ferroglobe PLC	24,025	287,099
Ferroglobe Representation &
Warranty Insurance Trust§~*	24,025	—
Friedman Industries, Inc.	700	3,976
Gold Resource Corp.	16,351	66,712
Haynes International, Inc.	2,521	91,538
Hecla Mining Co.	87,123	444,327
Kaiser Aluminum Corp.	4,533	401,261
Materion Corp.	5,300	198,220
McEwen Mining, Inc.@	21,736	57,166
Olympic Steel, Inc.	1,900	37,012
Real Industry, Inc.*	1,320	3,828
Ryerson Holding Corp.*	9,188	90,961
Schnitzer Steel Industries, Inc.,
Class A	9,223	232,420
SunCoke Energy, Inc.*	17,109	186,488
TimkenSteel Corp.*@	12,644	194,338
United States Steel Corp.@	9,828	217,592
Universal Stainless & Alloy
Products, Inc.*	1,400	27,300
Worthington Industries, Inc.	17,054	856,452
		5,684,113
Multi-Utilities — 0.7%
Avista Corp.	28,101	1,193,168
Black Hills Corp.@	12,049	812,946
NorthWestern Corp.	11,897	725,955
Unitil Corp.	4,584	221,453
		2,953,522
Multiline Retail — 0.3%
Big Lots, Inc.@	14,777	713,729
Dillard’s, Inc., Class A@	1,249	72,055
Fred’s, Inc., Class A@	9,237	85,257
J.C. Penney Co., Inc.*@	37,504	174,394
Tuesday Morning Corp.*@	9,803	18,626
		1,064,061
Oil, Gas & Consumable Fuels — 1.3%
Adams Resources & Energy, Inc.	900	36,972
Alon USA Energy, Inc.	16,621	221,392
Approach Resources, Inc.*@	1,249	4,209
Barnwell Industries, Inc.*	2,159	3,908
Bill Barrett Corp.*	15,507	47,606
California Resources Corp.*@	1,945	16,630
Callon Petroleum Co.*@	13,793	146,344
Clean Energy Fuels Corp.*	15,954	40,523
Cloud Peak Energy, Inc.*	14,607	51,563
Contango Oil & Gas Co.*	4,510	29,946
CVR Energy, Inc.@	334	7,268
Delek US Holdings, Inc.	14,875	393,295
DHT Holdings, Inc.	19,547	81,120
Dorian LPG Ltd.*	1,202	9,832
Eclipse Resources Corp.*	4,008	11,463
EnLink Midstream LLC	15,329	269,790
EP Energy Corp., Class A*@	9,937	36,369
Evolution Petroleum Corp.	3,835	31,064
GasLog Ltd.	18,166	277,031
Gastar Exploration, Inc.*@	472	437
Green Plains, Inc.	9,194	188,937
Gulfport Energy Corp.*	4,889	72,113
International Seaways, Inc.*	134	2,904
Jones Energy, Inc., Class A*@	1,167	1,867
Kosmos Energy Ltd.*@	30,371	194,678
Laredo Petroleum, Inc.*@	7,352	77,343

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Oil, Gas & Consumable Fuels (Continued)
Northern Oil & Gas, Inc.*@	8,420	$11,788
Oasis Petroleum, Inc.*	33,182	267,115
Overseas Shipholding Group, Inc.,
Class A*	404	1,075
Pacific Ethanol, Inc.*	3,654	22,838
Panhandle Oil & Gas, Inc., Class A	3,073	70,986
Par Pacific Holdings, Inc.*@	2,890	52,136
PBF Energy, Inc., Class A@	20,151	448,561
PDC Energy, Inc.*	9,518	410,321
Penn Virginia Corp.*	249	9,151
Renewable Energy Group, Inc.*@	11,376	147,319
Rex American Resources Corp.*	1,575	152,082
Ring Energy, Inc.*	7,820	101,660
Scorpio Tankers, Inc.	42,198	167,526
SemGroup Corp., Class A	11,286	304,722
Ship Finance International Ltd.@	20,026	272,354
SM Energy Co.	9,500	157,035
SRC Energy, Inc.*@	35,804	240,961
Teekay Corp.@	5,035	33,583
Uranium Resources, Inc.*@	4,488	6,687
Vaalco Energy, Inc.*	5,113	4,781
Westmoreland Coal Co.*	4,782	23,288
World Fuel Services Corp.	2,684	103,200
		5,263,773
Paper & Forest Products — 0.9%
Boise Cascade Co.*	9,706	295,062
Clearwater Paper Corp.*	5,623	262,875
Deltic Timber Corp.	2,800	209,048
Domtar Corp.	13,884	533,423
KapStone Paper & Packaging Corp.	25,673	529,634
Louisiana-Pacific Corp.*	38,019	916,638
Mercer International, Inc.	13,909	159,954
Neenah Paper, Inc.	3,300	264,825
P. H. Glatfelter Co.	11,389	222,541
Resolute Forest Products, Inc.*	8,572	37,717
Schweitzer-Mauduit
International, Inc.	8,407	312,993
		3,744,710
Personal Products — 0.7%
Avon Products, Inc.*	201,080	764,104
CCA Industries, Inc.*	556	1,890
Inter Parfums, Inc.	10,446	382,846
Medifast, Inc.	5,232	216,971
Natural Alternatives
International, Inc.*	1,000	10,000
Natural Health Trends Corp.	1,100	30,635
Natures Sunshine Products, Inc.	1,700	22,525
Nu Skin Enterprises, Inc., Class A	8,645	543,252
Nutraceutical International Corp.	2,300	95,795
Revlon, Inc., Class A*	11,462	271,649
United-Guardian, Inc.	600	9,270
USANA Health Sciences, Inc.*	6,574	421,394
		2,770,331
Pharmaceuticals — 0.9%
Akorn, Inc.*	7,475	250,711
Amphastar Pharmaceuticals, Inc.*	10,025	179,047
ANI Pharmaceuticals, Inc.*	1,619	75,769
Aralez Pharmaceuticals, Inc.*@	707	954
Aratana Therapeutics, Inc.*@	6,184	44,710
Catalent, Inc.*	5,805	203,756
Cempra, Inc.*	3,858	17,747
Cumberland Pharmaceuticals, Inc.*	5,912	41,798
Depomed, Inc.*@	11,562	124,176
Heska Corp.*	682	69,612
Horizon Pharma PLC*	7,317	86,853
Impax Laboratories, Inc.*	18,471	297,383
Innoviva, Inc.*	2,430	31,104
Intra-Cellular Therapies, Inc.*@	2,546	31,621
Juniper Pharmaceuticals, Inc.*	1,500	7,575
Lannett Co., Inc.*@	9,415	192,066
Lipocine, Inc.*	4,394	17,664
Medicines Co. (The)*@	2,300	87,423
Phibro Animal Health Corp., Class A	3,593	133,121
Prestige Brands Holdings, Inc.*	15,321	809,102
Sciclone Pharmaceuticals, Inc.*	17,503	192,533
Sucampo Pharmaceuticals, Inc.,
Class A*	13,942	146,391
Supernus Pharmaceuticals, Inc.*	12,411	534,914
Tetraphase Pharmaceuticals, Inc.*	7,102	50,637
Titan Pharmaceuticals, Inc.*	2,529	4,805
Zogenix, Inc.*	4,280	62,060
		3,693,532
Professional Services — 1.6%
Acacia Research Corp.*	7,978	32,710
Advisory Board Co. (The)*	12,481	642,771
Barrett Business Services, Inc.	2,983	170,896
CBIZ, Inc.*	15,700	235,500
CDI Corp.*	4,800	28,080
CRA International, Inc.	2,200	79,904
Exponent, Inc.	6,651	387,753
Franklin Covey Co.*	5,596	108,003
FTI Consulting, Inc.*	10,148	354,774
GP Strategies Corp.*	5,007	132,185
Heidrick & Struggles
International, Inc.	4,281	93,112
Hill International, Inc.*	9,200	47,840
Hudson Global, Inc.	2,471	3,311
Huron Consulting Group, Inc.*	5,494	237,341
ICF International, Inc.*	4,955	233,381
Insperity, Inc.	5,700	404,700
Kelly Services, Inc., Class A	7,420	166,579
Kforce, Inc.	11,164	218,814
Korn/Ferry International	13,550	467,882
Mastech Digital, Inc.*	1,061	6,875
Mistras Group, Inc.*	6,408	140,784
Navigant Consulting, Inc.*	11,322	223,723
On Assignment, Inc.*	15,403	834,072
Pendrell Corp.*	2,266	16,383
RCM Technologies, Inc.*	2,995	15,125
See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Professional Services (Continued)
Resources Connection, Inc.	11,493	$157,454
RPX Corp.*	14,391	200,754
TriNet Group, Inc.*	13,099	428,861
TrueBlue, Inc.*	10,021	265,557
Volt Information Sciences, Inc.*	2,024	7,995
Willdan Group, Inc.*	3,462	105,764
		6,448,883
Real Estate Management & Development — 0.6%
Alexander & Baldwin, Inc.	16,755	693,322
Altisource Asset Management Corp.*@	596	54,415
Altisource Portfolio Solutions SA*@	5,434	118,570
Consolidated-Tomoka Land Co.	1,045	59,513
Forestar Group, Inc.*	10,487	179,852
Griffin Industrial Realty, Inc.	420	13,175
HFF, Inc., Class A	9,968	346,587
Kennedy-Wilson Holdings, Inc.	22,178	422,491
Marcus & Millichap, Inc.*	7,383	194,616
RE/MAX Holdings, Inc., Class A	3,519	197,240
RMR Group, Inc. (The), Class A	1,159	56,385
St. Joe Co. (The)*	2,649	49,669
Stratus Properties, Inc.	313	9,202
Tejon Ranch Co.*	6,256	129,124
		2,524,161
Road & Rail — 1.3%
AMERCO	1,235	452,084
ArcBest Corp.	6,195	127,617
Avis Budget Group, Inc.*@	21,042	573,815
Celadon Group, Inc.	5,488	17,287
Covenant Transportation Group, Inc., Class A*	3,731	65,404
Heartland Express, Inc.	22,347	465,265
Knight Transportation, Inc.	20,988	777,605
Landstar System, Inc.	8,668	741,981
Marten Transport Ltd.	8,967	245,696
P.A.M. Transportation Services, Inc.*	1,523	28,861
Roadrunner Transportation Systems, Inc.*	8,254	60,007
Saia, Inc.*	7,375	378,338
Swift Transportation Co.*@	18,903	500,930
Universal Truckload Services, Inc.	3,300	49,500
USA Truck, Inc.*	1,900	16,454
Werner Enterprises, Inc.	21,804	639,947
YRC Worldwide, Inc.*	13,468	149,764
		5,290,555
Semiconductors & Semiconductor Equipment — 3.5%
Advanced Energy Industries, Inc.*	22,430	1,450,997
Alpha & Omega Semiconductor Ltd.*	6,435	107,271
Ambarella, Inc.*	1,829	88,798
Amkor Technology, Inc.*	90,715	886,286
Amtech Systems, Inc.*	2,200	18,568
Axcelis Technologies, Inc.*	13,370	280,101
AXT, Inc.*	12,200	77,470
Brooks Automation, Inc.	16,972	368,123
Cabot Microelectronics Corp.	5,995	442,611
Ceva, Inc.*	4,958	225,341
Cirrus Logic, Inc.*	3,887	243,793
Cohu, Inc.	4,866	76,591
Cree, Inc.*	11,395	280,887
Cyberoptics Corp.*	2,579	53,256
Diodes, Inc.*	11,325	272,140
DSP Group, Inc.*	2,800	32,480
Entegris, Inc.*	35,542	780,147
FormFactor, Inc.*	16,807	208,407
GSI Technology, Inc.*	4,125	32,423
Integrated Device Technology, Inc.*	37,338	962,947
inTEST Corp.*	1,300	8,710
IXYS Corp.	8,202	134,923
Kopin Corp.*	28,174	104,526
Kulicke & Soffa Industries, Inc.*	18,438	350,691
Lattice Semiconductor Corp.*	28,018	186,600
MACOM Technology Solutions Holdings, Inc.*@	447	24,929
Magnachip Semiconductor Corp.*@	4,588	44,962
MaxLinear, Inc.*	9,792	273,099
MKS Instruments, Inc.	13,879	934,057
Monolithic Power Systems, Inc.	1,106	106,618
Nanometrics, Inc.*	8,652	218,809
NeoPhotonics Corp.*@	17,049	131,618
NVE Corp.	709	54,593
PDF Solutions, Inc.*	10,588	174,173
Photronics, Inc.*	16,333	153,530
Power Integrations, Inc.	8,043	586,335
Rambus, Inc.*	28,336	323,880
Rudolph Technologies, Inc.*	9,379	214,310
Semtech Corp.*	18,554	663,305
Sigma Designs, Inc.*	15,433	90,283
Silicon Laboratories, Inc.*	10,644	727,517
SolarEdge Technologies, Inc.*	1,621	32,420
SunPower Corp.*@	19,307	180,327
Synaptics, Inc.*@	10,527	544,351
Ultra Clean Holdings, Inc.*	8,834	165,637
Veeco Instruments, Inc.*	12,607	351,105
Versum Materials, Inc.	1,900	61,750
Xcerra Corp.*	12,391	121,060
Xperi Corp.	14,056	418,869
		14,271,624
Software — 2.3%
ACI Worldwide, Inc.*	40,665	909,676
Agilysys, Inc.*	10,210	103,325
American Software, Inc., Class A	11,239	115,649
Aspen Technology, Inc.*	4,436	245,133
Asure Software, Inc.*	1,094	15,983
Aware, Inc.*	4,900	25,235
Barracuda Networks, Inc.*	13,499	311,287
Blackbaud, Inc.	9,090	779,468
Bottomline Technologies de, Inc.*	7,935	203,850

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Software (Continued)
Bsquare Corp.*	2,300	$12,880
Datawatch Corp.*	2,445	22,739
Ebix, Inc.@	2,155	116,155
Ellie Mae, Inc.*@	1,870	205,532
EnerNOC, Inc.*	6,500	50,375
Exa Corp.*	800	11,040
Fair Isaac Corp.	3,807	530,734
Finjan Holdings, Inc.*	6,362	20,867
Globant SA*	760	33,014
Glu Mobile, Inc.*	14,543	36,358
GSE Systems, Inc.*@	2,896	8,543
MicroStrategy, Inc., Class A*	1,426	273,321
Monotype Imaging Holdings, Inc.	10,597	193,925
Paycom Software, Inc.*@	11,474	784,936
Pegasystems, Inc.	18,834	1,098,964
Progress Software Corp.	13,610	420,413
QAD, Inc., Class A	4,909	157,333
QAD, Inc., Class B	1,219	32,730
Qualys, Inc.*	6,337	258,550
RealNetworks, Inc.*	11,295	48,907
Rosetta Stone, Inc.*	772	8,322
Rubicon Project, Inc. (The)*	6,490	33,359
Seachange International, Inc.*	7,100	18,886
Silver Spring Networks, Inc.*	8,114	91,526
Synchronoss Technologies, Inc.*	11,475	188,764
TeleNav, Inc.*	4,478	36,272
TiVo Corp.	30,394	566,848
VASCO Data Security International, Inc.*	7,796	111,873
Verint Systems, Inc.*	12,694	516,646
Zedge, Inc., Class B*	2,411	5,328
Zix Corp.*	16,383	93,219
Zynga, Inc., Class A*	155,342	565,445
		9,263,410
Specialty Retail — 3.1%
Aaron’s, Inc.	18,376	714,826
Abercrombie & Fitch Co., Class A	14,745	183,428
America’s Car-Mart, Inc.*	3,093	120,318
American Eagle Outfitters, Inc.@	83,502	1,006,199
Asbury Automotive Group, Inc.*	12,383	700,259
Ascena Retail Group, Inc.*@	11,046	23,749
Barnes & Noble Education, Inc.*	10,227	108,713
Barnes & Noble, Inc.	15,776	119,898
bebe stores, Inc.*@	1,921	11,411
Big 5 Sporting Goods Corp.@	6,183	80,688
Boot Barn Holdings, Inc.*@	1,195	8,461
Buckle, Inc. (The)@	12,544	223,283
Build-A-Bear Workshop, Inc.*	3,739	39,073
Cabela’s, Inc.*	2,975	176,774
Caleres, Inc.	11,677	324,387
Cato Corp. (The), Class A	6,792	119,471
Chico’s FAS, Inc.	32,315	304,407
Children’s Place, Inc. (The)@	4,800	490,080
Christopher & Banks Corp.*	7,704	10,092
Citi Trends, Inc.	4,246	90,100
Conn’s, Inc.*@	8,299	158,511
Destination Maternity Corp.*	2,800	9,072
Destination XL Group, Inc.*	9,525	22,384
DSW, Inc., Class A	17,801	315,078
Express, Inc.*	18,936	127,818
Finish Line Inc. (The), Class A	14,724	208,639
Five Below, Inc.*	13,253	654,301
Francesca’s Holdings Corp.*	11,436	125,110
GameStop Corp., Class A@	7,712	166,656
Genesco, Inc.*	5,569	188,789
Group 1 Automotive, Inc.	6,400	405,248
Guess?, Inc.	19,715	251,958
Haverty Furniture Cos., Inc.	4,500	112,950
Hibbett Sports, Inc.*	5,325	110,494
Kirkland’s, Inc.*	5,977	61,444
Lithia Motors, Inc., Class A	7,255	683,639
Lumber Liquidators Holdings, Inc.*@	6,687	167,576
MarineMax, Inc.*	6,241	122,011
Monro Muffler Brake, Inc.	9,650	402,887
Murphy USA, Inc.*	11,169	827,735
New York & Co., Inc.*	17,542	24,208
Office Depot, Inc.	129,524	730,515
Penske Auto Group, Inc.	3,485	153,026
Perfumania Holdings, Inc.*	1,156	1,965
Pier 1 Imports, Inc.	26,935	139,793
Rent-A-Center, Inc.@	12,778	149,758
Select Comfort Corp.*	13,560	481,244
Shoe Carnival, Inc.	3,860	80,597
Sonic Automotive, Inc., Class A@	9,895	192,458
Sportsman’s Warehouse Holdings, Inc.*@	7,232	39,053
Stage Stores, Inc.@	7,304	15,192
Stein Mart, Inc.@	12,554	21,216
Tailored Brands, Inc.@	1,694	18,905
Tandy Leather Factory, Inc.*	3,611	32,138
Tile Shop Holdings, Inc.	4,471	92,326
Tilly’s, Inc., Class A	3,349	33,992
Trans World Entertainment Corp.*	5,400	8,910
Urban Outfitters, Inc.*@	1,362	25,251
Vitamin Shoppe, Inc.*	5,663	65,974
West Marine, Inc.	5,255	67,527
Winmark Corp.	1,262	162,735
Zumiez, Inc.*	6,149	75,940
		12,590,640
Textiles, Apparel & Luxury Goods — 1.0%
Cherokee, Inc.*	1,700	11,815
Columbia Sportswear Co.	1,363	79,136
Crocs, Inc.*	21,632	166,783
Culp, Inc.	4,958	161,135
Deckers Outdoor Corp.*	7,708	526,148
Delta Apparel, Inc.*	1,153	25,574
Fossil Group, Inc.*@	2,477	25,637
G-III Apparel Group Ltd.*@	12,918	322,304
Iconix Brand Group, Inc.*	13,700	94,667
Kate Spade & Co.*	21,772	402,564

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Textiles, Apparel & Luxury Goods (Continued)
Lakeland Industries, Inc.*	440	$6,380
Movado Group, Inc.	4,486	113,271
Oxford Industries, Inc.	4,436	277,206
Perry Ellis International, Inc.*	3,333	64,860
Rocky Brands, Inc.	1,000	13,450
Sequential Brands Group, Inc.*	1,723	6,875
Steven Madden Ltd.*	18,385	734,481
Superior Uniform Group, Inc.	2,200	49,170
Unifi, Inc.*	4,533	139,616
Vera Bradley, Inc.*	7,472	73,076
Wolverine World Wide, Inc.	26,290	736,383
		4,030,531
Thrifts & Mortgage Finance — 2.3%
Astoria Financial Corp.	34,118	687,478
Atlantic Coast Financial Corp.*	1,765	14,102
Bank Mutual Corp.	10,012	91,610
BankFinancial Corp.	4,900	73,108
Bear State Financial, Inc.	1,232	11,655
Beneficial Bancorp, Inc.	19,038	285,570
BofI Holding, Inc.*@	16,994	403,098
Capitol Federal Financial, Inc.	38,288	544,072
Charter Financial Corp.	307	5,526
Citizens Community Bancorp, Inc.	400	5,592
Clifton Bancorp, Inc.	5,667	93,676
Dime Community Bancshares, Inc.	9,230	180,908
ESSA Bancorp, Inc.	1,900	27,968
Federal Agricultural Mortgage Corp., Class C	1,400	90,580
First Defiance Financial Corp.	1,987	104,675
Flagstar Bancorp, Inc.*	13,420	413,604
Hingham Institution for Savings	213	38,751
Home Bancorp, Inc.	994	42,265
HomeStreet, Inc.*	6,890	190,681
HopFed Bancorp, Inc.	415	6,105
Impac Mortgage Holdings, Inc.*	301	4,554
Kearny Financial Corp.	23,771	352,999
LendingTree, Inc.*@	2,115	364,203
Meridian Bancorp, Inc.	11,660	197,054
Meta Financial Group, Inc.	2,736	243,504
MGIC Investment Corp.*	18,214	203,997
Nationstar Mortgage Holdings, Inc.*	4,024	71,989
NMI Holdings, Inc., Class A*	6,054	69,318
Northfield Bancorp, Inc.	14,040	240,786
Northwest Bancshares, Inc.	25,789	402,566
OceanFirst Financial Corp.	5,554	150,624
Ocwen Financial Corp.*	14,766	39,721
Oritani Financial Corp.	13,840	235,972
PennyMac Financial Services, Inc., Class A*	1,561	26,069
PHH Corp.*	21,283	293,067
Provident Financial Holdings, Inc.	1,124	21,637
Provident Financial Services, Inc.	15,994	405,928
Radian Group, Inc.	9,118	149,079
SI Financial Group, Inc.	2,065	33,247
Southern Missouri Bancorp, Inc.	300	9,678
Territorial Bancorp, Inc.	2,302	71,799
Timberland Bancorp, Inc.	2,600	65,702
Trustco Bank Corp. NY	32,342	250,650
United Community Financial Corp.	14,792	122,922
United Financial Bancorp, Inc.	13,701	228,670
Walker & Dunlop, Inc.*	7,823	381,997
Washington Federal, Inc.	25,804	856,693
Waterstone Financial, Inc.	8,664	163,316
Western New England Bancorp, Inc.	5,778	58,647
WSFS Financial Corp.	6,327	286,929
		9,314,341
Tobacco — 0.3%
Alliance One International, Inc.*	1,792	25,805
Universal Corp.	5,600	362,320
Vector Group Ltd.	34,744	740,742
		1,128,867
Trading Companies & Distributors — 1.7%
Air Lease Corp.	6,218	232,304
Aircastle Ltd.	15,000	326,250
Applied Industrial Technologies, Inc.	20,327	1,200,309
Beacon Roofing Supply, Inc.*	16,149	791,301
BMC Stock Holdings, Inc.*	18,344	400,816
CAI International, Inc.*	4,585	108,206
DXP Enterprises, Inc.*	7,010	241,845
GATX Corp.@	11,502	739,234
H&E Equipment Services, Inc.	12,565	256,452
Herc Holdings, Inc.*	5,162	202,970
Houston Wire & Cable Co.	5,746	30,167
Huttig Building Products, Inc.*	1,858	13,025
Kaman Corp., Class A	7,224	360,261
Lawson Products, Inc.*	1,575	34,886
MRC Global, Inc.*	23,031	380,472
Neff Corp., Class A*	1,000	19,000
NOW, Inc.*	21,709	349,081
Rush Enterprises, Inc., Class A*	8,185	304,318
Textainer Group Holdings Ltd.*	13,035	189,007
Titan Machinery, Inc.*	3,710	66,706
Triton International Ltd.	9,264	309,788
Veritiv Corp.*	237	10,665
WESCO International, Inc.*	6,914	396,172
Willis Lease Finance Corp.*	900	24,057
		6,987,292
Transportation Infrastructure — 0.0%
Sino-Global Shipping
America Ltd.*@	3,964	11,218

See notes to financial statements

SA U.S. Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Water Utilities — 0.7%
American States Water Co.	27,854	$1,320,558
Artesian Resources Corp., Class A	2,901	109,194
California Water Service Group	11,688	430,118
Connecticut Water Service, Inc.	3,754	208,385
Consolidated Water Co., Ltd.	2,822	34,993
Middlesex Water Co.	5,644	223,502
Pure Cycle Corp.*	1,000	7,750
SJW Corp.	4,400	216,392
York Water Co.	3,670	127,899
		2,678,791
Wireless Telecommunication Services — 0.4%
Boingo Wireless, Inc.*	15,932	238,343
Shenandoah
Telecommunications Co.	17,605	540,473
Spok Holdings, Inc.	5,786	102,412
Telephone & Data Systems, Inc.	18,553	514,846
United States Cellular Corp.*	933	35,753
		1,431,827

TOTAL COMMON STOCKS
(Identified Cost $273,211,808)		401,690,073

RIGHTS AND WARRANTS — 0.0%
Media — 0.0%
Media General, Inc. CVR¶§*~	3,965	7,533

Pharmaceuticals — 0.0%
FRD Acquisition Co. CVR¶§~*	656	—

Software — 0.0%
Gerber Scientific CVR@¶§*	5,000	—

TOTAL RIGHTS AND WARRANTS
(Identified Cost $0)		7,533

SHORT-TERM INVESTMENTS — 4.6%
Investment Company — 0.3%
State Street Institutional U.S.
Government Money Market Fund,
0.630%	1,064,313	1,064,313

Collateral For Securities On Loan — 4.3%
State Street Navigator Securities
Lending Government Money Market
Portfolio, 1.010%	17,378,660	17,378,660
TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $18,442,973)		18,442,973

Total Investments — 104.3%
(Identified Cost $291,654,781)#		420,140,579
Liabilities, Less Cash and
Other Assets — (4.3%)		(17,370,131)
Net Assets — 100.0%		$402,770,448

†	See Note 1
*	Non-income producing security
@	A portion or all of the security were held on loan. As of June 30, 2017, the market value of the securities on loan was $31,966,429.
§	Fair valued security. Fair values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 1
~	Bankrupt/delisted security
¶	Contingent value rights based on future performance.
#	At June 30, 2017, the aggregate cost of investment securities for U.S. federal income tax purposes was $291,627,124. Net unrealized appreciation aggregated $128,513,455 of which $155,666,035 related to appreciated investment securities and $27,152,580 related to depreciated investment securities.

Key to abbreviations:
CVR — Contingent Value Rights

Portfolio Sectors
(% of portfolio market value)+ (Unaudited)

+	Excludes Short-Term Investments

See notes to financial statements

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017

	SHARES	VALUE†
COMMON STOCKS — 98.3%
Australia — 6.2%
Aurizon Holdings Ltd.	280,816	$1,156,876
Australia & New Zealand Banking Group Ltd.	418,228	9,232,044
Bank of Queensland Ltd.	58,107	511,369
Bendigo & Adelaide Bank Ltd.	82,044	698,694
BHP Billiton Ltd.	436,648	7,812,945
BHP Billiton Ltd., ADR@	86,553	3,080,421
BlueScope Steel Ltd.	136,906	1,390,035
Boral Ltd.	193,802	1,035,246
Crown Resorts Ltd.	33,817	319,179
Fortescue Metals Group Ltd.	463,439	1,859,360
Incitec Pivot Ltd.	253,567	664,580
Newcrest Mining Ltd.	138,806	2,150,795
Origin Energy Ltd.*	261,406	1,378,288
QBE Insurance Group Ltd.	157,936	1,433,611
Rio Tinto Ltd.	19,354	941,172
Santos Ltd.*	294,384	685,578
South32 Ltd.	879,164	1,810,944
South32 Ltd., ADR	27,785	285,908
Star Entertainment Group Ltd. (The)	202,229	784,938
Suncorp Group Ltd.	136,490	1,554,710
Treasury Wine Estates Ltd.	53,599	542,142
Woodside Petroleum Ltd.	211,619	4,858,366
		44,187,201
Austria — 0.1%
Erste Group Bank AG*	9,138	349,899
OMV AG	6,013	312,036
		661,935
Belgium — 1.0%
Ageas	34,647	1,395,311
KBC Groep NV	32,412	2,458,455
Solvay SA	21,530	2,889,382
UCB SA	9,517	654,690
		7,397,838
Canada — 7.7%
AltaGas Ltd.	24,983	571,789
Bank of Montreal	110,588	8,121,583
Blackberry Ltd.*	27,244	272,168
Blackberry Ltd.@*¥	1,615	16,140
Cameco Corp.@¥	27,448	249,970
Cameco Corp.@	49,846	453,599
Canadian Natural Resources Ltd.	65,120	1,878,061
Cenovus Energy, Inc.	85,947	633,429
Crescent Point Energy Corp.@¥	46,074	352,448
Crescent Point Energy Corp.@	109,595	838,402
Element Fleet Management Corp.@	2,800	19,216
Empire Co., Ltd., Class A	57,934	988,202
Enbridge Income Fund Holdings, Inc.@	4,700	116,666
Encana Corp.@	41,081	361,513
Fairfax Financial Holdings Ltd.	3,960	1,716,193
Finning International, Inc.	80	1,568
First Quantum Minerals Ltd.	116,246	983,358
Goldcorp, Inc.¥	8,798	113,435
Goldcorp, Inc.	118,744	1,532,985
Husky Energy, Inc.*	93,283	1,058,857
Imperial Oil Ltd.@	16,930	494,017
Industrial Alliance Insurance & Financial Services, Inc.	31,827	1,380,773
Kinross Gold Corp.*	345,631	1,404,592
Linamar Corp.	2,400	118,297
Lundin Mining Corp.	167,662	952,860
Magna International, Inc.	55,112	2,553,339
Manulife Financial Corp.¥	126,128	2,364,414
Manulife Financial Corp.	187,524	3,517,950
Maple Leaf Foods, Inc.	7,763	195,991
Potash Corp. of Saskatchewan, Inc.@	149,405	2,435,301
Sun Life Financial, Inc.¥	30,213	1,080,101
Sun Life Financial, Inc.	67,385	2,409,014
Suncor Energy, Inc.¥	266,726	7,793,220
Suncor Energy, Inc.	65,644	1,916,805
Teck Resources Ltd., Class A	500	8,868
Teck Resources Ltd., Class B¥	75,600	1,310,524
Teck Resources Ltd., Class B@	94,542	1,638,413
Tourmaline Oil Corp.*	63,000	1,354,442
Turquoise Hill Resources Ltd.*	106,042	282,114
Wheaton Precious Metals Corp.	13,939	277,247
Whitecap Resources, Inc.@	55,800	398,448
WSP Global, Inc.	19,682	816,694
Yamana Gold, Inc.	165,308	398,993
		55,381,999
Denmark — 1.7%
AP Moeller - Maersk A/S, Class A	508	969,908
AP Moeller - Maersk A/S, Class B	925	1,859,846
Carlsberg A/S, Class B	14,716	1,572,109
Danske Bank A/S	38,704	1,488,627
DSV A/S	34,914	2,145,138
H Lundbeck A/S	3,061	171,802
ISS A/S	29,861	1,172,818
Novozymes A/S, B Shares	6,176	270,268
Vestas Wind Systems A/S	24,876	2,296,417
		11,946,933
Finland — 1.0%
Fortum Oyj	65,564	1,028,156
Nokia Oyj	305,116	1,866,154
Stora Enso Oyj, R Shares	140,861	1,819,602
UPM-Kymmene Oyj	91,294	2,602,614
		7,316,526
France — 10.1%
AXA SA	161,385	4,414,603
BNP Paribas SA	147,260	10,606,248
Bollore SA	61,265	278,566
Bouygues SA	54,784	2,310,141
Casino Guichard Perrachon SA	12,307	728,967
Cie de Saint-Gobain	44,969	2,402,683
Cie Generale des Etablissements Michelin	9,169	1,218,984
CNP Assurances	41,115	922,988
Credit Agricole SA	58,593	942,596
Electricite de France SA	62,767	679,758

See notes to financial statements

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
France (Continued)
Engie SA	296,273	$4,471,799
Natixis SA	153,346	1,029,322
Orange SA	358,763	5,691,581
Peugeot SA	134,340	2,679,766
Renault SA	50,745	4,593,202
SCOR SE	16,613	658,606
Societe Generale SA	134,518	7,237,966
STMicroelectronics NV	153,028	2,196,995
Total SA	350,865	17,346,046
Vivendi SA	64,331	1,432,040
		71,842,857
Germany — 8.2%
Allianz SE	75,950	14,955,056
Bayerische Motoren Werke AG	63,112	5,858,935
Commerzbank AG*	126,955	1,512,367
Daimler AG	169,178	12,244,769
Deutsche Bank AG@	177,432	3,156,515
Deutsche Lufthansa AG	59,537	1,354,903
E.On AG	53,982	508,535
Evonik Industries AG	19,914	636,512
Fraport AG Frankfurt Airport Services Worldwide	5,611	495,385
Fresenius Medical Care AG & Co. KGaA	29,040	2,791,753
Hannover Rueck SE	4,156	498,174
HeidelbergCement AG	25,503	2,465,706
Innogy SE±	6,300	247,994
LANXESS AG	7,784	589,351
Linde AG	12,049	2,281,700
Metro AG	49,876	1,683,626
Muenchener Rueckversicherungs AG	11,046	2,227,387
RWE AG*	103,765	2,067,497
Talanx AG*	13,218	493,670
Telefonica Deutschland Holding AG	72,027	359,748
Uniper SE	57,491	1,079,177
Volkswagen AG	5,747	891,054
		58,399,814
Hong Kong — 2.7%
Cathay Pacific Airways Ltd.@	343,000	532,461
CK Hutchison Holdings Ltd.	397,624	4,991,022
Guoco Group Ltd.	5,000	57,317
Hang Lung Group Ltd.	185,000	765,359
Hang Lung Properties Ltd.	312,000	779,256
Henderson Land Development Co., Ltd.	54,938	306,444
Hopewell Holdings Ltd.	63,500	241,964
Kerry Properties Ltd.	137,000	465,005
MTR Corp. Ltd.	49,039	276,052
New World Development Co., Ltd.	1,773,377	2,250,948
NWS Holdings Ltd.	183,715	361,432
Orient Overseas International Ltd.*	11,500	82,485
Shangri-La Asia Ltd.	273,143	463,200
Sino Land Co., Ltd.	110,313	180,854
Sun Hung Kai Properties Ltd.	173,677	2,551,505
Swire Pacific Ltd., Series A	136,500	1,333,102
Swire Pacific Ltd., Series B	147,500	258,068
Tsim Sha Tsui Properties	60,907	180,596
Wharf Holdings Ltd. (The)	138,000	1,143,600
Wheelock & Co., Ltd.	251,000	1,893,563
Yue Yuen Industrial Holdings Ltd.	11,000	45,649
		19,159,882
Ireland — 0.3%
Bank of Ireland*	3,111,363	817,338
CRH PLC, ADR@	42,861	1,520,280
Paddy Power Betfair PLC	315	33,628
		2,371,246
Israel — 0.4%
Bank Hapoalim B.M.	152,308	1,027,801
Bank Leumi Le-Israel	215,232	1,047,053
Israel Discount Bank Ltd., Series A*	—	1
Mizrahi Tefahot Bank Ltd.	16,180	294,532
Teva Pharmaceutical Industries
Ltd., ADR	8,545	283,865
		2,653,252
Italy — 1.2%
Assicurazioni Generali SpA	18,079	297,551
Intesa Sanpaolo SpA	54,295	172,148
Mediobanca SpA	66,419	655,434
Telecom Italia SpA*	2,159,532	1,992,939
UniCredit SpA*	290,956	5,433,355
		8,551,427
Japan — 21.9%
Aeon Co., Ltd.	68,600	1,041,122
Aisin Seiki Co., Ltd.	20,500	1,048,011
Alfresa Holdings Corp.	20,700	398,817
Amada Holdings Co., Ltd.	11,000	126,944
Aoyama Trading Co., Ltd.	4,500	160,236
Asahi Glass Co., Ltd.	45,200	1,900,831
Asahi Kasei Corp.	108,000	1,159,458
Bank of Kyoto Ltd. (The)	40,000	376,973
Canon Marketing Japan, Inc.	8,000	181,800
Chiba Bank Ltd. (The)	79,000	571,736
Chugoku Bank Ltd. (The)	19,700	294,252
Citizen Watch Co., Ltd.	64,400	451,186
Coca-Cola West Co., Ltd.	13,675	395,143
COMSYS Holdings Corp.	2,500	51,411
Concordia Financial Group Ltd.	156,300	787,371
Dai Nippon Printing Co., Ltd.	60,000	665,748
Dai-ichi Life Holdings, Inc. (The)	138,700	2,499,005
Daicel Corp.	4,500	55,892
Daido Steel Co., Ltd.	26,000	149,562
Daiwa Securities Group, Inc.	102,000	603,793
Denka Co., Ltd.	81,000	416,973
Denso Corp.	16,000	674,568
DIC Corp.	13,300	477,133
Dowa Holdings Co., Ltd.	6,000	45,397
Ebara Corp.	16,800	464,530
Fuji Media Holdings, Inc.	3,800	51,556
FUJIFILM Holdings Corp.	68,700	2,467,642
Fukuoka Financial Group, Inc.	90,000	427,295
Glory Ltd.	11,200	366,446
Gunma Bank Ltd. (The)	47,000	281,645
H2O Retailing Corp.	14,000	254,297
Hachijuni Bank Ltd. (The)	48,000	304,281
Hankyu Hanshin Holdings, Inc.	52,100	1,871,385

See notes to financial statements

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Japan (Continued)
Heiwa Corp.	3,100	$69,042
Hiroshima Bank Ltd. (The)	48,000	212,527
Hitachi Capital Corp.	9,900	237,829
Hitachi Chemical Co., Ltd.	24,000	714,826
Hitachi Construction Machinery
Co., Ltd.	22,400	559,029
Hitachi Ltd.	768,000	4,707,350
Hitachi Metals Ltd.	18,100	251,364
Hitachi Transport System Ltd.	7,700	180,802
Hokuhoku Financial Group, Inc.	20,000	318,471
Honda Motor Co., Ltd.	259,200	7,061,025
House Foods Group, Inc.	700	17,526
Ibiden Co., Ltd.	32,600	560,555
Idemitsu Kosan Co., Ltd.	22,700	643,814
Iida Group Holdings Co., Ltd.	36,900	613,824
Isetan Mitsukoshi Holdings Ltd.	26,300	263,292
ITOCHU Corp.	131,300	1,948,341
Iyo Bank Ltd. (The)	29,500	243,921
J. Front Retailing Co., Ltd.	69,600	1,066,818
JFE Holdings, Inc.	92,200	1,598,898
JGC Corp.	3,100	50,217
JSR Corp.	18,100	311,711
JTEKT Corp.	37,900	553,295
JX Holdings, Inc.	352,300	1,536,996
K’s Holdings Corp.@	7,800	152,220
Kamigumi Co., Ltd.	25,000	261,836
Kaneka Corp.	80,000	608,846
Kawasaki Heavy Industries Ltd.	57,000	168,251
Kawasaki Kisen Kaisha Ltd.@*	195,000	468,104
Kinden Corp.	7,700	123,912
Kobe Steel Ltd.*	68,700	704,866
Komatsu Ltd.	29,300	743,604
Konica Minolta, Inc.	142,000	1,176,653
Kuraray Co., Ltd.	76,400	1,384,336
Kurita Water Industries Ltd.	3,100	84,339
Kyocera Corp.	14,900	861,875
Kyushu Financial Group, Inc.	44,870	282,844
LIXIL Group Corp.	32,900	821,659
Marubeni Corp.	329,200	2,124,324
Mazda Motor Corp.	153,300	2,137,136
Mebuki Financial Group, Inc.	83,070	308,720
Medipal Holdings Corp.	27,200	502,526
Mitsubishi Chemical Holdings Corp.	228,600	1,890,383
Mitsubishi Corp.	77,500	1,623,383
Mitsubishi Gas Chemical Co., Inc.	32,700	690,487
Mitsubishi Heavy Industries Ltd.	500,000	2,044,010
Mitsubishi Logistics Corp.	5,000	66,459
Mitsubishi Materials Corp.	35,500	1,073,127
Mitsubishi UFJ Financial Group, Inc.	300,400	2,015,932
Mitsubishi UFJ Financial
Group, Inc., ADR	1,031,340	6,961,545
Mitsubishi UFJ Lease &
Finance Co., Ltd.	110,200	601,581
Mitsui & Co., Ltd.	27,500	392,543
Mitsui & Co., Ltd., ADR	2,885	824,663
Mitsui Chemicals, Inc.	236,000	1,248,455
Mitsui Fudosan Co., Ltd.	5,000	119,160
Mitsui OSK Lines Ltd.	209,000	613,203
Mizuho Financial Group, Inc.	3,218,100	5,876,841
MS&AD Insurance Group
Holdings, Inc.	53,428	1,792,730
NEC Corp.	734,000	1,944,717
NH Foods Ltd.	16,067	487,831
NHK Spring Co., Ltd.	42,200	443,105
Nikon Corp.	46,300	739,318
Nippo Corp.	11,000	220,929
Nippon Electric Glass Co., Ltd.	8,800	319,609
Nippon Express Co., Ltd.	246,000	1,537,568
Nippon Paper Industries Co., Ltd.@	30,700	628,057
Nippon Shokubai Co., Ltd.	4,600	295,692
Nippon Steel Sumitomo Metal Corp.	134,827	3,042,373
Nippon Yusen KK*	501,000	930,954
Nissan Motor Co., Ltd.	426,800	4,242,386
Nisshinbo Holdings, Inc.	23,000	233,118
NOK Corp.	19,900	420,028
Nomura Holdings, Inc.	125,100	748,987
Nomura Real Estate Holdings, Inc.	18,700	366,435
NTN Corp.	95,000	437,519
Obayashi Corp.	17,000	199,662
Oji Holdings Corp.	226,000	1,165,415
Resona Holdings, Inc.	477,800	2,627,422
Ricoh Co., Ltd.	230,800	2,035,595
Rohm Co., Ltd.	4,900	375,968
Sankyo Co., Ltd.	5,400	182,921
SBI Holdings, Inc.	24,100	326,119
Sega Sammy Holdings, Inc.	3,100	41,673
Seino Holdings Co., Ltd.	20,400	270,791
Sekisui House Ltd.	54,900	966,211
Shinsei Bank Ltd.	185,000	322,383
Shizuoka Bank Ltd. (The)	58,000	523,405
Showa Denko KK	25,800	597,776
Sojitz Corp.	145,400	356,794
Sompo Holdings, Inc.	9,343	360,429
Sumitomo Chemical Co., Ltd.	491,000	2,820,058
Sumitomo Corp.	55,600	722,713
Sumitomo Electric Industries Ltd.	177,700	2,733,238
Sumitomo Forestry Co., Ltd.	33,800	530,703
Sumitomo Heavy Industries Ltd.	117,000	770,811
Sumitomo Metal Mining Co., Ltd.	78,000	1,040,578
Sumitomo Mitsui Financial
Group, Inc.	225,900	8,794,986
Sumitomo Mitsui Trust Holdings, Inc.	38,400	1,372,124
Sumitomo Rubber Industries Ltd.@	42,800	721,483
Suzuken Co., Ltd.	9,240	306,425
T&D Holdings, Inc.	134,100	2,038,177
Taiheiyo Cement Corp.	207,000	752,727
Takashimaya Co., Ltd.	47,000	446,704
TDK Corp.	26,700	1,754,283
Teijin Ltd.	53,199	1,022,121
THK Co., Ltd.	6,900	195,083
TOKAI RIKA Co., Ltd.	11,500	211,340
Tokio Marine Holdings, Inc.	7,400	306,000
Tokyo Tatemono Co., Ltd.	18,200	238,190
Tokyu Fudosan Holdings Corp.	101,100	596,847
Toppan Printing Co., Ltd.	60,000	657,213
Tosoh Corp.	128,000	1,309,873
Toyo Seikan Group Holdings Ltd.	35,200	593,369
Toyoda Gosei Co., Ltd.	15,300	364,425
Toyota Motor Corp.	138,890	7,276,984
Toyota Motor Corp., ADR	17,086	1,794,372
Toyota Tsusho Corp.	55,800	1,669,411

See notes to financial statements

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Japan (Continued)
Ube Industries Ltd.	247,000	$634,657
Yamada Denki Co., Ltd.@	165,300	820,070
Yamaguchi Financial Group, Inc.	23,000	277,493
Yokohama Rubber Co., Ltd. (The)	27,600	553,350
Zeon Corp.	8,000	85,139
		156,296,602
Netherlands — 3.5%
ABN AMRO Group NV±	4,847	128,491
Aegon NV	202,540	1,034,281
Akzo Nobel NV	2,525	219,438
ArcelorMittal@*	79,834	1,814,627
ArcelorMittal*=	28,247	640,729
Boskalis Westminster NV	299	9,711
Fiat Chrysler Automobiles NV*	338,462	3,568,080
Gemalto NV	3,984	239,119
ING Groep NV	449,895	7,759,096
Koninklijke Ahold Delhaize NV	159,544	3,050,415
Koninklijke DSM NV	38,052	2,765,863
Koninklijke Philips NV	56,819	2,035,257
NN Group NV	41,884	1,488,712
		24,753,819
New Zealand — 0.1%
Auckland International Airport Ltd.	28,519	149,008
Fletcher Building Ltd.	84,980	497,564
Fonterra Co-operative Group Ltd.	6,088	26,768
		673,340
Norway — 0.6%
DNB ASA	106,082	1,804,299
Norsk Hydro ASA	144,894	803,198
Statoil ASA	23,292	386,119
Storebrand ASA	56,200	387,737
Subsea 7 SA	32,486	436,973
Yara International ASA	13,080	491,318
		4,309,644
Portugal — 0.0%
Banco Espirito Santo SA*§	414,564	—
EDP Renovaveis SA	32,371	257,440
		257,440
Singapore — 0.8%
CapitaLand Ltd.	269,600	685,382
City Developments Ltd.	89,400	696,758
DBS Group Holdings Ltd.	54,251	817,262
Golden Agri-Resources Ltd.	811,000	220,901
Hutchison Port Holdings Trust	1,160,800	499,144
Keppel Corp. Ltd.	224,800	1,027,051
Sembcorp Industries Ltd.	204,600	457,721
Singapore Airlines Ltd.	139,740	1,027,179
United Industrial Corp. Ltd.	63,243	145,619
UOL Group Ltd.	47,218	262,027
Wilmar International Ltd.	20,400	49,639
		5,888,683
Spain — 3.2%
Banco de Sabadell SA	1,008,191	2,048,527
Banco Santander SA	2,369,099	15,672,374
CaixaBank SA	268,815	1,283,373
Iberdrola SA	174,686	1,383,255
Repsol SA	147,715	2,260,749
		22,648,278
Sweden — 2.6%
Boliden AB	77,171	2,105,904
Essity AB, A Shares*	244	6,684
Essity AB, B Shares*	53,138	1,453,857
Holmen AB, B Shares	1,544	67,022
Millicom International Cellular SA	7,374	435,541
Nordea Bank AB	493,196	6,275,667
SSAB AB, A Shares*	13,630	62,207
SSAB AB, B Shares	156,989	1,898,843
SSAB AB, Series B*	43,015	159,557
Svenska Cellulosa AB, Series A	244	2,114
Svenska Cellulosa AB, Series B	53,138	402,097
Tele2 AB, B Shares	31,603	330,859
Telefonaktiebolaget LM Ericsson,
A Shares	698	4,938
Telefonaktiebolaget LM Ericsson,
B Shares	376,850	2,695,077
Telia Co. AB	435,412	2,004,775
Trelleborg AB	39,848	909,560
		18,814,702
Switzerland — 7.5%
ABB Ltd.	44,313	1,094,308
Adecco Group SA	49,724	3,780,248
Baloise Holding AG	10,839	1,675,190
Cie Financiere Richemont SA	50,415	4,153,494
Clariant AG@*	75,635	1,665,879
Credit Suisse Group AG*	139,027	2,009,505
Dufry AG*	7,954	1,303,132
Flughafen Zuerich AG	1,343	329,693
Helvetia Holding AG	352	201,347
Julius Baer Group Ltd.*	16,881	888,149
LafargeHolcim Ltd.µ*	79,934	4,576,469
Novartis AGµ	81,820	6,809,090
Novartis AG, ADR	18,350	1,531,674
Swatch Group AG (The)µ	12,412	906,727
Swatch Group AG (The)@µ	8,156	3,011,826
Swiss Life Holding AG*	5,678	1,916,155
Swiss Re AG	65,718	6,007,073
UBS Group AG*	263,220	4,457,913
Zurich Insurance Group AG	26,257	7,642,433
		53,960,305
United Kingdom — 17.5%
Anglo American PLC*	293,294	3,911,687
Antofagasta PLC@	57,030	593,858
Barclays PLC, ADR	410,687	4,349,175
Barratt Developments PLC	130,663	958,975
BHP Billiton PLC, ADR	38,130	1,172,879
BP PLC, ADR@	496,570	17,206,151
Carnival PLC	320	21,158
Carnival PLC, ADR	7,555	499,872
Coca-Cola European Partners PLC	3,617	146,863
Glencore PLC*	2,491,810	9,320,953

See notes to financial statements

SA International Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
United Kingdom (Continued)
HSBC Holdings PLC	137,185	$1,271,641
HSBC Holdings PLC, ADR	360,142	16,706,987
J Sainsbury PLC	422,622	1,385,467
Kingfisher PLC	420,977	1,648,742
Lloyds Banking Group PLC	8,529,886	7,349,098
Lloyds Banking Group PLC, ADR	414,401	1,462,836
Pearson PLC	44,520	400,967
Pearson PLC, ADR	57,244	513,479
Royal Bank of Scotland Group PLC*	83,038	267,354
Royal Bank of Scotland
Group PLC, ADR@*	81,693	533,455
Royal Dutch Shell PLC, A Shares	18,858	499,828
Royal Dutch Shell PLC, ADR, Class A	314,045	16,704,054
Royal Dutch Shell PLC, ADR, Class B@	253,799	13,814,280
Royal Mail PLC	94,049	515,945
Standard Chartered PLC*	303,607	3,073,304
Vodafone Group PLC	7,028,749	19,934,123
WM Morrison Supermarkets PLC	368,150	1,156,546
		125,419,677
TOTAL COMMON STOCKS
(Identified Cost $652,453,973)		702,893,400

PREFERRED STOCKS — 0.9%
Germany — 0.9%
Bayerische Motoren Werke
AG, 4.500%	9,670	797,198
Porsche Automobil Holding
SE, 4.640%	14,803	831,667
Volkswagen AG, 4.550%	30,797	4,690,557
		6,319,422
TOTAL PREFERRED STOCKS
(Identified Cost $9,328,586)		6,319,422

RIGHTS AND WARRANTS — 0.0%
Spain — 0.0%
Repsol SA 6/30/2017*	147,715	67,485

TOTAL RIGHTS AND WARRANTS
(Identified Cost $70,449)		67,485

SHORT-TERM INVESTMENTS — 3.7%
Investment Company — 0.1%
State Street Institutional U.S. Government
Money Market Fund, 0.630%	478,174	478,174

Collateral For Securities On Loan — 3.6%
State Street Navigator Securities Lending
Government Money
Market Portfolio, 1.010%	25,909,348	25,909,348

TOTAL SHORT-TERM INVESTMENTS
(Identified Cost $26,387,522)		26,387,522

Total Investments — 102.9%
(Identified Cost $688,240,530)#		735,667,829
Liabilities, Less Cash and
Other Assets — (2.9%)		(20,728,967)
Net Assets — 100.0%		$714,938,862

†	See Note 1
@	A portion or all of the security were held on loan. As of June 30, 2017, the market value of the securities on loan was $51,369,846.
*	Non-income producing security
¥	Traded on the Canada, Toronto Stock Exchange.
±

144A Securities. Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been deemed by the Fund to be liquid and at June 30, 2017 amounted to $376,485 or 0.05% of the net assets of the Fund.

=	Traded on the France, Euronext Paris Exchange.
§	Fair valued security. Fair values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 1
µ	Traded on the Switzerland, Swiss Exchange.
#

At June 30, 2017, the aggregate cost of investment securities for U.S. federal income tax purposes was $688,755,597. Net unrealized appreciation aggregated $46,912,232 of which $109,580,961 related to appreciated investment securities and $62,668,729 related to depreciated investment securities.

Key to abbreviations:
ADR — American Depositary Receipt

Ten largest industry holdings as of June 30, 2017
(As a percentage of net assets) (Unaudited):

Industry	Percentage
Commercial Banks	22.3%
Oil, Gas & Consumable Fuels	13.5%
Insurance	9.6%
Automobiles	8.2%
Metals & Mining	7.9%
Chemicals	4.3%
Wireless Telecommunication Services	2.9%
Real Estate Management & Development	2.1%
Capital Markets	1.7%
Auto Components	1.5%

Country Weightings
(% of portfolio market value)+ (Unaudited)

       +       Excludes Short-Term Investments

See notes to financial statements

SA International Small Company Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017

	SHARES	VALUE†
MUTUAL FUNDS — 100.1%
Other — 100.1%
DFA International Small
Company Portfolio£	17,827,171	$356,186,884

TOTAL MUTUAL FUNDS
(Identified Cost $213,979,099)		356,186,884

Total Investments — 100.1%
(Identified Cost $213,979,099)#		356,186,884
Liabilities, Less Cash and
Other Assets — (0.1%)		(228,363)
Net Assets — 100.0%		$355,958,521

†	See Note 1
£	Please refer to the Portfolio of Investments of the DFA International Small Company Portfolio included elsewhere in this report.
#	At June 30, 2017, the aggregate cost of investment securities for U.S. federal income tax purposes was $243,325,325. Net unrealized appreciation aggregated $112,861,559, which related solely to appreciated investment securities.

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017

	SHARES	VALUE†
COMMON STOCKS — 96.0%
Brazil — 3.9%
Aliansce Shopping Centers SA	3,347	$15,225
B2W Cia Digital*	11,779	41,599
Banco do Brasil SA	86,798	702,160
Banco Santander Brasil SA	35,820	270,307
BM&F BOVESPA SA	11,752	70,060
Cia Siderurgica Nacional SA*	11,683	25,320
Cosan Logistica SA*	8,400	16,659
Cosan SA Industria e Comercio	4,700	49,059
Cyrela Brazil Realty SA
Empreendimentos e Participacoes	35,900	118,767
Direcional Engenharia SA	12,000	18,654
Duratex SA	47,495	117,128
Embraer SA, ADR	15,648	285,263
Estacio Participacoes SA	9,900	43,689
Even Construtora e Incorporadora SA	34,300	40,896
Ez Tec Empreendimentos e
Participacoes SA	8,658	46,388
Fibria Celulose SA	11,200	114,302
Fibria Celulose SA, ADR	34,999	355,590
Gerdau SA	14,700	45,082
Gerdau SA, ADR@	137,953	420,757
Guararapes Confeccoes SA	1,200	34,288
International Meal Co.
Alimentacao SA*	20,200	44,511
Iochpe Maxion SA	12,897	64,779
JBS SA	129,293	254,847
Kroton Educacional SA	118,763	533,070
Magnesita Refratarios SA	6,000	66,649
MRV Engenharia e Participacoes SA	40,064	163,502
Petroleo Brasileiro SA*	364,843	1,453,689
Petroleo Brasileiro SA, ADR*	16,254	129,869
Porto Seguro SA*	4,288	39,620
SLC Agricola SA	8,505	54,169
Sul America SA	7,452	39,814
Tupy SA	3,928	18,852
Usinas Siderurgicas de Minas
Gerais SA*	8,500	22,655
Vale SA	255,624	2,237,646
Via Varejo SA	19,800	65,026
		8,019,891
Chile — 1.1%
Besalco SA	22,668	16,540
CAP SA	16,619	132,461
Cencosud SA	34,830	92,712
Empresas CMPC SA	112,729	270,010
Empresas COPEC SA	47,627	521,237
Empresas La Polar SA*	254,406	22,420
Enel Chile SA, ADR	32,412	178,266
Enersis Americas SA, ADR	22,385	211,090
ENTEL Chile SA	8,022	87,214
Grupo Security SA	133,299	46,386
Inversiones Aguas Metropolitanas SA	36,299	60,861
Itau CorpBanca	2,427,630	21,635
Latam Airlines Group SA, ADR	34,699	384,118
Masisa SA	174,355	10,506
Ripley Corp. SA	107,262	82,245
Salfacorp SA	43,600	49,260
Sigdo Koppers SA	10,144	13,788
Sociedad Matriz SAAM SA	240,287	22,080
		2,222,829
China — 17.1%
361 Degrees International Ltd.	71,000	26,008
Agile Group Holdings Ltd.	227,091	207,968
Agricultural Bank of China Ltd.,
H Shares	1,925,000	909,804
Ajisen China Holdings Ltd.	37,000	14,928
Angang Steel Co., Ltd., H Shares@	116,000	86,471
Asiasec Properties Ltd.	1,300	343
BAIC Motor Corp. Ltd., H Shares±	44,000	42,662
Bank of China Ltd., H Shares	5,432,902	2,665,149
Bank of Chongqing Co., Ltd., H Shares	46,500	37,105
Bank of Communications Co., Ltd.,
H Shares	600,400	423,724
BBMG Corp., H Shares@	143,000	72,164
Beijing Capital Land Ltd., H Shares	136,000	64,277
Beijing Enterprises Holdings Ltd.	33,500	161,548
Bosideng International Holdings Ltd.	64,000	5,492
BYD Electronic International Co., Ltd.@	42,500	84,266
C C Land Holdings Ltd.*	172,500	39,107
Central China Real Estate Ltd.*	56,000	12,696
CGN Meiya Power Holdings Co., Ltd.*±	152,000	21,026
Chaowei Power Holdings Ltd.	10,000	5,866
China Aerospace International
Holdings Ltd.	318,000	40,323
China Agri-Industries Holdings Ltd.	203,700	84,533
China Aoyuan Property Group Ltd.	156,000	46,955
China BlueChemical Ltd., H Shares	192,000	45,249
China Citic Bank Corp. Ltd.,
H Shares@	485,000	296,934
China Coal Energy Co., Ltd.,
H Shares@	161,000	77,949
China Communication Services Corp.
Ltd., H Shares	227,600	131,182
China Communications Construction
Co., Ltd., H Shares	98,000	126,274
China Construction Bank Corp.,
H Shares	7,778,810	6,027,807
China Energy Engineering Corp. Ltd.,
H Shares	64,000	13,116
China Everbright Bank Co., Ltd.,
H Shares	213,000	99,578
China Everbright Ltd.	42,000	91,451
China Evergrande Group*@	148,000	265,767
China Foods Ltd.	46,000	19,502
China Galaxy Securities Co., Ltd.,
H Shares	40,500	36,311
China Harmony New Energy Auto
Holding Ltd.*@	41,000	19,588
China Hongqiao Group Ltd.@§	162,500	146,735
China Huiyuan Juice Group Ltd.*	84,500	26,516
China International Capital Corp. Ltd.,
H Shares±	38,000	56,069

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
China (Continued)
China Jinmao Holdings Group Ltd.	450,000	$185,592
China Lumena New Materials
Corp.*@~§	224,000	—
China Merchants Bank Co., Ltd.,
H Shares	38,500	116,129
China Merchants Port
Holdings Co., Ltd.	50,515	140,078
China Minsheng Banking Corp. Ltd.,
H Shares	404,400	403,496
China National Building Material Co.,
Ltd., H Shares	394,000	234,156
China National Materials Co., Ltd.,
H Shares	121,000	40,140
China Oil & Gas Group Ltd.	200,000	13,577
China Oilfield Services Ltd., H Shares	124,000	99,423
China Oriental Group Co. Ltd.	38,000	14,115
China Overseas Grand
Oceans Group Ltd.	77,000	41,126
China Overseas Land &
Investment Ltd.	316,000	924,835
China Petroleum & Chemical
Corp., ADR	6,621	520,411
China Petroleum & Chemical Corp.,
H Shares	2,062,400	1,608,722
China Railway Construction Corp. Ltd.,
H Shares	171,500	223,616
China Railway Group Ltd., H Shares	62,000	48,838
China Reinsurance Group Corp.,
H Shares	196,000	43,430
China Resources Cement Holdings Ltd.	166,000	82,496
China Resources Enterprise Ltd.	21,456	54,138
China Resources Land Ltd.	270,000	786,748
China SCE Property Holdings Ltd.	151,000	68,659
China Shanshui Cement
Group Ltd.*@§	112,501	63,402
China Shenhua Energy Co., Ltd.	295,500	657,806
China Shineway Pharmaceutical
Group Ltd.	24,000	24,284
China Singyes Solar Technologies
Holdings Ltd.*	36,000	15,078
China South City Holdings Ltd.	308,000	57,202
China Southern Airlines Co., Ltd.,
H Shares	70,000	59,174
China Taiping Insurance
Holdings Co. Ltd.	9,000	22,801
China Travel International Investment
Hong Kong Ltd.@	374,000	107,782
China Unicom Hong Kong Ltd.*	132,000	196,120
China Unicom Hong Kong Ltd., ADR*	55,304	827,348
China Yurun Food Group Ltd.*@	23,000	3,034
China ZhengTong Auto Services
Holdings Ltd.	91,500	73,247
China Zhongwang Holdings Ltd.@	154,000	67,656
Chongqing Rural Commercial
Bank Co., Ltd., H Shares	226,000	152,549
CIFI Holdings Group Co., Ltd.	324,000	144,001
CIMC Enric Holdings Ltd.*	4,000	2,500
CITIC Ltd.	330,000	496,218
Citic Resources Holdings Ltd.@	150,000	16,523
CNOOC Ltd.	1,266,000	1,386,407
Comba Telecom Systems
Holdings Ltd.	193,600	26,037
Concord New Energy Group Ltd.	420,000	17,483
Coolpad Group Ltd.*§	240,200	22,151
COSCO SHIPPING Development
Co., Ltd., H Shares*	70,200	15,465
COSCO SHIPPING Energy
Transportation Co., Ltd., H Shares	52,000	29,039
COSCO SHIPPING Ports Ltd.	145,835	171,099
Country Garden Holdings Co., Ltd.	191,000	221,397
CPMC Holdings Ltd.	25,000	12,296
CRCC High-Tech Equipment Corp.
Ltd., H Shares	64,000	27,051
Dah Chong Hong Holdings Ltd.	81,000	37,141
Dongfeng Motor Group Co., Ltd.,
H Shares	168,000	198,610
Dongyue Group Ltd.*	234,000	112,992
Fantasia Holdings Group Co., Ltd.	142,500	20,442
Fosun International Ltd.	157,500	246,111
Fufeng Group Ltd.*	155,000	83,977
Fullshare Holdings Ltd.*@	77,500	30,970
Future Land Development
Holdings Ltd.	170,000	64,887
GCL-Poly Energy Holdings Ltd.*@	899,000	97,874
Glorious Property Holdings Ltd.*	228,000	24,822
GOME Electrical Appliances
Holding Ltd.@	1,216,000	149,519
Greenland Hong Kong Holdings Ltd.	112,000	38,158
Greentown China Holdings Ltd.@	76,000	83,715
Guangshen Railway Co., Ltd., ADR	2,674	66,476
Guangzhou R&F Properties Co., Ltd.,
H Shares	109,600	170,420
Harbin Electric Co., Ltd., H Shares	54,000	27,320
Hengdeli Holdings Ltd.*	184,000	16,261
Hi Sun Technology China Ltd.*	72,000	12,450
Hilong Holding Ltd.	109,000	18,847
Hiroca Holdings Ltd.	8,000	28,271
Hopson Development Holdings Ltd.	58,000	54,527
Hua Han Health Industry
Holdings Ltd.*§	640,000	16,296
Huaneng Renewables Corp. Ltd.,
H Shares	480,000	148,166
Huishang Bank Corp. Ltd.,
H Shares	64,000	33,035
Industrial & Commercial Bank of
China Ltd., H Shares	5,456,000	3,682,780
Jiangxi Copper Co., Ltd., H Shares	92,000	151,066
JinkoSolar Holding Co., Ltd. ADR*@	2,344	48,755
Joy City Property Ltd.	118,000	18,439
Ju Teng International Holdings Ltd.	56,000	22,881
K Wah International Holdings Ltd.	45,000	27,320
Kaisa Group Holdings Ltd.*@	172,000	54,415
Kingboard Chemical Holdings Ltd.	75,000	298,753
Kingboard Laminates Holdings Ltd.	50,000	60,327

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
China (Continued)
Kunlun Energy Co., Ltd.@	318,000	$269,635
KWG Property Holding Ltd.	147,500	98,806
Legend Holdings Corp., H Shares±	15,100	41,389
Logan Property Holdings Co., Ltd.	62,000	40,897
Longfor Properties Co., Ltd.	144,500	310,564
Lonking Holdings Ltd.	281,000	88,538
Maanshan Iron & Steel Co., Ltd.,
H Shares*	116,000	46,356
Maoye International Holdings Ltd.	82,000	8,612
Metallurgical Corp. of China Ltd.,
H Shares	76,000	25,698
Mingfa Group International
Co., Ltd.*§	91,000	3,497
MMG Ltd.*	131,999	48,692
Nine Dragons Paper Holdings Ltd.	142,000	189,153
People’s Insurance Co. Group of
China Ltd. (The), H Shares	379,000	159,222
PetroChina Co., Ltd., H Shares	1,874,000	1,147,330
Poly Culture Group Corp. Ltd.
H Shares	6,400	15,149
Poly Property Group Co., Ltd.*@	229,000	100,605
Powerlong Real Estate Holdings Ltd.	183,000	78,756
Qinhuangdao Port Co., Ltd.
H Shares	26,500	9,436
Red Star Macalline Group Corp.
Ltd., H Shares±	34,200	35,043
Renhe Commercial
Holdings Co., Ltd.*@	726,000	16,273
Ronshine China Holdings Ltd.*	24,000	23,239
Seaspan Corp.	3,228	23,048
Semiconductor Manufacturing
International Corp.*@	271,800	315,057
Shandong Chenming Paper
Holdings Ltd., H Shares	45,000	56,946
Shanghai Electric Group Co., Ltd.,
H Shares*@	150,000	72,047
Shanghai Industrial Holdings Ltd.	45,000	133,142
Shanghai Jin Jiang International
Hotels Group Co., Ltd., H Shares	148,000	46,253
Shengjing Bank Co., Ltd., H Shares±	12,500	10,663
Shenzhen International Holdings Ltd.	46,097	84,549
Shenzhen Investment Ltd.	332,830	147,073
Shimao Property Holdings Ltd.	147,500	252,400
Shougang Fushan
Resources Group Ltd.	176,000	32,687
Shui On Land Ltd.	89,000	21,545
Shunfeng International
Clean Energy Ltd.*	220,000	12,398
Sino-Ocean Land Holdings Ltd.	246,212	120,466
Sinofert Holdings Ltd.*@	244,000	30,940
Sinopec Engineering Group
Co., Ltd., H Shares	68,000	61,316
Sinopec Kantons Holdings Ltd.	64,000	35,330
Sinotrans Ltd., H Shares	170,000	87,096
Sinotrans Shipping Ltd.@	51,573	12,947
Sinotruk Hong Kong Ltd.	60,000	43,574
Skyworth Digital Holdings Ltd.	224,477	139,445
SOHO China Ltd.*	209,000	103,062
Sunac China Holdings Ltd.@	125,000	261,289
TCC International Holdings Ltd.	196,000	88,367
TCL Multimedia Technology
Holdings Ltd.*	29,000	13,558
Tian An China Investment Co., Ltd.*	10,000	6,763
Tianjin Port Development Holdings Ltd.	180,000	29,971
Tomson Group Ltd.§	24,000	12,327
Truly International Holdings Ltd.@	178,000	61,557
United Energy Group Ltd.*	402,000	15,189
Wasion Group Holdings Ltd.	48,000	22,133
Weichai Power Co., Ltd., H Shares	124,000	108,635
Welling Holding Ltd.	64,000	14,591
West China Cement Ltd.*	198,000	29,925
Xingda International Holdings Ltd.	70,000	28,332
Yanzhou Coal Mining Co., Ltd.,
H Shares	120,000	107,590
Yuexiu Property Co., Ltd.	863,033	147,018
Yuzhou Properties Co., Ltd.	153,000	90,145
Zhongsheng Group Holdings Ltd.	35,500	66,203
Zoomlion Heavy Industry Science &
Technology Co., Ltd., H Shares	57,000	27,743
		34,973,551
Colombia — 0.4%
Almacenes Exito SA	33,596	169,111
Grupo Argos SA	40,496	275,600
Grupo de Inversiones
Suramericana SA	25,234	327,899
Grupo Nutresa SA	2,733	23,675
		796,285
Czech Republic — 0.2%
CEZ, AS	18,401	320,239
Unipetrol, AS	10,432	129,413
		449,652
Greece — 0.1%
Alpha Bank AE*	927	2,287
Ellaktor SA*	11,652	19,297
GEK Terna Holding Real Estate
Construction SA*	8,282	38,405
Hellenic Petroleum SA*	9,036	85,660
Marfin Investment Group
Holdings SA*	45,244	7,751
Mytilineos Holdings SA*	11,301	106,615
Piraeus Bank SA*	524	129
		260,144
Hungary — 0.4%
MOL Hungarian Oil & Gas PLC	4,292	336,886
OTP Bank PLC	13,258	443,713
		780,599
India — 12.6%
ACC Ltd.	6,063	147,252
Adani Enterprises Ltd.*	48,033	98,537
Adani Ports & Special Economic
Zone Ltd.*	29,905	168,824

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
India (Continued)
Adani Power Ltd.*	220,211	$101,184
Adani Transmissions Ltd.*	48,033	92,220
Aditya Birla Fashion & Retail Ltd.*	52,667	140,269
Aditya Birla Nuvo Ltd.	9,788	281,961
Allahabad Bank Ltd.*	1,836	1,924
Ambuja Cements Ltd.	58,052	220,937
Apollo Tyres Ltd.	62,493	232,521
Arvind Ltd.	9,591	53,551
Ashoka Buildcon Ltd.	4,899	14,037
Axis Bank Ltd.	179,631	1,442,328
Bajaj Finserv Ltd.*	3,273	207,971
Bajaj Holdings & Investment Ltd.	5,460	180,772
Balkrishna Industries Ltd.	4,079	104,920
Balrampur Chini Mills Ltd.	11,491	26,898
Bank of Baroda	63,461	158,855
Bank of India*	22,041	47,671
Bharat Electronics Ltd.	27,970	70,187
Bharat Heavy Electricals Ltd.	68,415	143,207
Bharti Airtel Ltd.	189,175	1,115,368
Birla Corp. Ltd.	2,074	27,659
Canara Bank*	11,933	60,646
Ceat Ltd.*	3,536	98,360
CG Power and Industrial
Solutions Ltd.*	49,779	63,766
Cipla Ltd.	13,689	118,089
Coffee Day Enterprises Ltd.*±	3,077	11,801
Container Corp. of India Ltd.	3,682	65,338
Coromandel International Ltd.	7,470	48,538
Corporation Bank*	735	567
Cox & Kings Ltd.	11,953	51,150
Crompton Greaves Consumer
Electricals Ltd.*	37,737	133,696
Cyient Ltd.	7,451	58,663
DCB Bank Ltd.	3,524	10,858
Dewan Housing Finance Corp. Ltd.	35,252	238,058
DLF Ltd.*	35,103	103,619
EID Parry India Ltd.	7,288	34,840
EIH Ltd.*	13,530	28,551
Engineers India Ltd.	23,542	55,980
Exide Industries Ltd.	24,616	84,487
Federal Bank Ltd.	155,672	271,907
GAIL India Ltd.	56,939	318,883
GAIL India Ltd., GDR	207	6,831
Gateway Distriparks Ltd.	5,474	21,862
Grasim Industries Ltd.	4,846	93,265
Great Eastern Shipping
Co., Ltd. (The)	11,618	73,065
Gujarat Fluorochemicals Ltd.*	5,933	68,015
Gujarat State Petronet Ltd.	33,607	92,132
Himachal Futuristic
Communications Ltd.*	111,266	20,571
Hindalco Industries Ltd.	169,579	501,358
Housing Development &
Infrastructure Ltd.*	33,952	44,674
ICICI Bank Ltd.	201,300	903,144
ICICI Bank Ltd., ADR	82,445	739,532
IDBI Bank Ltd.*	16,131	13,351
Idea Cellular Ltd.	194,607	256,816
IDFC Bank Ltd.	28,677	24,357
IDFC Ltd.*	28,677	24,091
IFCI Ltd.*	131,851	49,364
IIFL Holdings Ltd.	27,916	261,507
India Cements Ltd. (The)	57,006	173,565
Indiabulls Housing Finance Ltd.	8,112	135,822
Indian Bank	12,173	53,202
Indian Hotels Co., Ltd. (The)	42,399	87,897
Infosys Ltd.	27,114	391,960
Jain Irrigation Systems Ltd.	44,473	70,868
Jaiprakash Associates Ltd.*	179,807	61,060
Jammu & Kashmir Bank Ltd. (The)	24,690	32,468
Jindal Steel & Power Ltd.*	85,132	162,131
JSW Energy Ltd.	86,186	85,203
JSW Steel Ltd.	146,710	460,983
Jubilant Life Sciences Ltd.	9,690	102,540
Karnataka Bank Ltd. (The)	25,825	64,945
Karur Vysya Bank Ltd. (The)	21,915	49,077
Kaveri Seed Co., Ltd.*	5,328	54,082
KPIT Technologies Ltd.	21,169	40,250
L&T Finance Holdings Ltd.	54,024	120,857
Larsen & Toubro Ltd.	29,768	776,835
LIC Housing Finance Ltd.	9,116	104,928
Mahindra & Mahindra Financial
Services Ltd.	15,527	83,355
Mahindra & Mahindra Ltd.	38,681	810,872
Manappuram Finance Ltd.	39,514	59,665
Mphasis Ltd.	16,347	151,248
MRF Ltd.	126	133,448
Muthoot Finance Ltd.	15,546	109,769
National Aluminium Co., Ltd.	84,641	84,657
NCC Ltd.	58,777	80,021
NIIT Technologies Ltd.	6,690	59,720
Oberoi Realty Ltd.*	14,000	77,930
Oriental Bank of Commerce	14,300	31,305
PC Jeweller Ltd.	3,805	28,748
Persistent Systems Ltd.	4,682	49,473
Petronet LNG Ltd.	12,406	82,512
Piramal Enterprises Ltd.*	8,948	386,237
Power Finance Corp. Ltd.	129,380	246,700
Prestige Estates Projects Ltd.*	8,794	34,421
PTC India Ltd.	28,037	42,053
Rajesh Exports Ltd.	1,459	15,575
Ramco Cements Ltd. (The)*	6,184	67,449
Raymond Ltd.	1,722	19,261
Redington India Ltd.	29,666	59,757
Reliance Communications Ltd.*	167,238	55,757
Reliance Industries Ltd.*	161,863	3,463,261
Reliance Industries Ltd., GDR*±	10,288	436,211
Reliance Power Ltd.*	91,910	60,432
Rural Electrification Corp. Ltd.	117,454	312,544
Shriram City Union Finance Ltd.	837	30,651
Shriram Transport Finance Co., Ltd.	20,278	313,750
Sintex Industries Ltd.	60,470	22,546
Sintex Plastics Technology Ltd.*§	60,470	72,597
Sobha Ltd.	6,105	34,616

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
India (Continued)
South Indian Bank Ltd. (The)	67,916	$29,210
SRF Ltd.	2,665	63,865
State Bank of India	115,109	487,149
State Bank of India Ltd., GDR	2,800	119,000
Steel Authority of India Ltd.*	29,636	26,753
Syndicate Bank*	19,381	22,023
Tata Chemicals Ltd.	12,834	120,780
Tata Global Beverages Ltd.	61,016	142,068
Tata Motors Ltd.	174,932	1,171,716
Tata Steel Ltd.	45,337	382,546
Tech Mahindra Ltd.	47,407	280,903
Tube Investments of India Ltd.	7,629	78,819
TV18 Broadcast Ltd.*	55,772	31,321
Union Bank of India*	37,465	85,493
UPL Ltd.	9,749	127,146
VA Tech Wabag Ltd.	1,790	19,108
Vardhman Textiles Ltd.*	2,832	49,947
Vedanta Ltd.	226,544	871,653
Vedanta Ltd., ADR	14,869	230,767
Videocon Industries Ltd.*	3,464	1,131
Wipro Ltd.	170,658	684,612
Wockhardt Ltd.	4,111	38,351
Zensar Technologies Ltd.	1,122	14,095
		25,754,455
Indonesia — 2.7%
Adaro Energy Tbk PT	3,002,600	355,964
Adhi Karya Persero Tbk PT	265,600	42,847
Agung Podomoro Land Tbk PT	1,262,900	17,720
Alam Sutera Realty Tbk PT	2,593,800	61,889
Aneka Tambang Tbk PT*	1,015,016	52,931
Astra Agro Lestari Tbk PT	39,844	43,947
Astra International Tbk PT	88,100	58,998
Bank Bukopin Tbk PT	428,300	20,246
Bank Danamon Indonesia Tbk PT	378,773	145,655
Bank Mandiri Tbk PT	965,800	923,950
Bank Negara Indonesia
Persero Tbk PT	1,027,766	508,967
Bank Pan Indonesia Tbk PT*	967,400	70,772
Bank Pembangunan Daerah Jawa
Barat Dan Banten Tbk PT	537,900	89,196
Bank Pembangunan Daerah Jawa
Timur Tbk PT	69,000	3,443
Bank Tabungan Negara Tbk PT	671,490	130,998
Barito Pacific Tbk PT*	92,400	20,314
BISI International Tbk PT	94,000	11,426
Bumi Serpong Damai Tbk PT	972,900	133,589
Ciputra Development Tbk PT	1,672,677	146,842
Eagle High Plantations Tbk PT*	1,380,100	25,267
Gajah Tunggal Tbk PT*	177,100	15,016
Garuda Indonesia Persero Tbk PT*	400,470	10,457
Global Mediacom Tbk PT	1,084,300	47,188
Hanson International Tbk PT*	6,335,700	62,275
Holcim Indonesia Tbk PT	308,000	17,333
Indah Kiat Pulp & Paper
Corp., Tbk PT	344,500	65,914
Indo Tambangraya Megah Tbk PT	64,900	84,245
Indocement Tunggal
Prakarsa Tbk PT	19,000	26,303
Indofood Sukses Makmur Tbk PT	412,300	266,050
Intiland Development Tbk PT	1,370,300	43,183
Japfa Comfeed Indonesia Tbk PT	565,400	57,696
Krakatau Steel Persero Tbk PT*	255,200	11,776
Lippo Cikarang Tbk PT*	74,400	22,944
Lippo Karawaci Tbk PT	3,218,075	159,364
Medco Energi Internasional Tbk PT*	379,700	65,242
Mitra Adiperkasa Tbk PT	51,800	26,430
MNC Investama Tbk PT*	4,910,300	43,475
Modernland Realty Tbk PT*	1,758,100	35,617
Multipolar Tbk PT	1,293,500	19,993
Panin Financial Tbk PT*	2,998,200	52,641
Pembangunan Perumahan
Persero Tbk PT	117,400	27,660
Perusahaan Perkebunan London
Sumatra Indonesia Tbk PT	844,800	86,841
Salim Ivomas Pratama Tbk PT	964,200	39,791
Semen Indonesia Persero Tbk PT	417,200	313,037
Sinar Mas Multiartha Tbk PT	7,500	4,516
Sri Rejeki Isman Tbk PT	996,900	23,936
Surya Semesta Internusa Tbk PT	1,030,600	49,877
Tambang Batubara Bukit Asam
Persero Tbk PT	101,200	90,740
Tiga Pilar Sejahtera Food Tbk PT*	168,600	21,063
Timah Tbk PT	762,382	41,759
Tunas Baru Lampung Tbk PT	317,700	35,042
United Tractors Tbk PT	245,200	505,026
Vale Indonesia Tbk PT*	362,800	50,360
Wijaya Karya Persero Tbk PT	172,300	28,571
XL Axiata Tbk PT*	600,900	153,747
		5,470,069
Korea — 17.9%
Asiana Airlines, Inc.*	18,788	100,660
BNK Financial Group, Inc.	43,137	412,839
CJ E&M Corp.	702	46,508
CJ Hellovision Co., Ltd.	4,225	33,677
CJ O Shopping Co., Ltd.	354	59,250
Daeduck Electronics Co.	6,724	64,939
Daeduck GDS Co., Ltd.	4,539	74,781
Daelim Industrial Co., Ltd.	4,243	330,050
Daesang Corp.	3,420	79,062
Daesang Holdings Co., Ltd.	3,626	35,653
Daewoo Engineering &
Construction Co., Ltd.*	5,588	37,021
Daewoo Shipbuilding & Marine
Engineering Co., Ltd.*§	1,281	9,405
Daishin Securities Co., Ltd.	5,898	79,643
Daou Technology, Inc.	2,100	40,288
DGB Financial Group, Inc.	24,113	248,685
Dong Ah Tire & Rubber Co., Ltd.	1,550	36,848
Dongkuk Steel Mill Co., Ltd.	7,956	101,871
Dongwon Development Co., Ltd.	12,028	52,773
Doosan Corp.	1,027	106,816
See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Korea (Continued)
Doosan Heavy Industries &
Construction Co., Ltd.	4,983	$91,241
Doosan Infracore Co., Ltd.*	19,877	146,799
E-Mart Co., Ltd.	2,793	572,441
Eugene Corp.	10,995	57,851
Eugene Investment &
Securities Co., Ltd.*	8,694	30,699
GS Engineering &
Construction Corp.*	6,990	186,029
GS Holdings Corp.	9,519	567,404
Halla Holdings Corp.	1,447	81,193
Hana Financial Group, Inc.	32,136	1,270,947
Handsome Co., Ltd.	1,970	56,303
Hanil Cement Co., Ltd.	309	31,058
Hanjin Kal Corp.*	5,704	132,112
Hanjin Transportation Co., Ltd.	2,144	68,959
Hankook Tire Co., Ltd.	2,191	121,791
Hansol Holdings Co., Ltd.*	10,320	59,440
Hansol Paper Co., Ltd.	2,232	37,553
Hanwha Chem Corp.	20,042	529,011
Hanwha Corp.	8,404	348,162
Hanwha General Insurance Co., Ltd.	6,553	48,511
Hanwha Investment &
Securities Co., Ltd.*	18,065	59,209
Hanwha Life Insurance Co., Ltd.	40,678	247,449
Hanwha Techwin Co., Ltd.*	1,221	47,489
Heungkuk Fire & Marine
Insurance Co., Ltd.*	1,548	7,631
Humax Co., Ltd.	1,390	14,093
Hy-Lok Corp.	918	20,179
Hyosung Corp.	654	95,744
Hyundai Construction
Equipment Co., Ltd.*	261	78,472
Hyundai Department Store Co., Ltd.	2,735	264,141
Hyundai Electric & Energy
System Co., Ltd.*	234	63,708
Hyundai Engineering & Construction
Co., Ltd.	12,316	495,697
Hyundai Greenfood Co., Ltd.	3,476	53,774
Hyundai Heavy Industries Co., Ltd.*	902	139,145
Hyundai Home Shopping
Network Corp.	431	49,348
Hyundai Hy Communications &
Networks Co., Ltd.	3,997	15,354
Hyundai Marine &
Fire Insurance Co., Ltd.	4,038	138,876
Hyundai Mobis Co., Ltd.	608	132,850
Hyundai Motor Co.	26,057	3,632,471
Hyundai Robotics Co., Ltd.*	728	245,922
Hyundai Rotem Co., Ltd.*	2,813	50,770
Hyundai Steel Co.	15,936	866,337
Hyundai Wia Corp.	3,011	183,689
Ilshin Spinning Co., Ltd.	296	30,916
Industrial Bank of Korea	38,675	481,684
Interpark Holdings Corp.	7,348	38,855
JB Financial Group Co., Ltd.	12,447	69,189
KB Financial Group, Inc.	6,566	331,126
KB Financial Group, Inc., ADR	29,675	1,498,291
KCC Corp.	319	121,700
KH Vatec Co., Ltd.	2,458	25,028
Kia Motors Corp.	50,352	1,681,114
KISWIRE Ltd.	840	28,266
Kolon Industries, Inc.	2,613	157,353
Korea Investment Holdings Co., Ltd.	2,238	137,118
Korea Line Corp.*	3,081	98,827
Korean Air Lines Co., Ltd.*	3,937	133,166
Korean Reinsurance Co.	11,902	125,870
Kumho Tire Co., Inc.*	5,182	34,014
Kwangju Bank	4,582	52,462
LF Corp.	3,054	80,077
LG Chem Ltd.	274	69,688
LG Corp.	12,349	834,312
LG Display Co., Ltd.	11,188	362,780
LG Display Co., Ltd., ADR	62,695	1,007,509
LG Electronics, Inc.	19,410	1,360,558
LG Hausys Ltd.	907	86,804
LG International Corp.	3,030	82,228
LG Uplus Corp.	9,436	128,656
Lotte Chemical Corp.	313	94,107
Lotte Chilsung Beverage Co., Ltd.	92	137,821
Lotte Confectionery Co., Ltd.	532	92,065
LOTTE Fine Chemicals Co., Ltd.	3,112	107,029
Lotte Food Co., Ltd.	93	51,696
LOTTE Himart Co., Ltd.	1,781	108,652
Lotte Shopping Co., Ltd.	1,273	337,679
LS Corp.	3,430	218,544
Mando Corp.	264	59,415
Meritz Fire & Marine Insurance
Co., Ltd.	4,237	74,249
Mirae Asset Daewoo Co., Ltd.	21,549	208,116
Mirae Asset Life Insurance Co., Ltd.	13,679	62,886
Namyang Dairy Products Co., Ltd.	41	27,413
NH Investment & Securities Co., Ltd.	20,951	271,924
NHN Entertainment Corp.*	1,327	93,133
Nong Shim Co., Ltd.	339	99,998
Nong Shim Holdings Co., Ltd.	185	19,888
OCI Co., Ltd.	2,081	163,148
Pan Ocean Co., Ltd.*	24,376	112,490
Poongsan Corp.	2,993	112,484
Posco Daewoo Corp.	4,166	81,197
POSCO, ADR	51,211	3,205,296
S&T Dynamics Co., Ltd.*	1,950	16,771
S&T Motiv Co., Ltd.	920	40,607
S-Oil Corp.	869	72,002
Samsung Card Co., Ltd.	3,768	128,602
Samsung Electro-Mechanics Co., Ltd.	3,846	342,868
Samsung Electronics Co., Ltd.	29	60,248
Samsung Heavy Industries Co., Ltd.*	29,124	316,911
Samsung Life Insurance Co., Ltd.	7,508	767,763
Samsung SDI Co., Ltd.	921	138,051
Samsung Securities Co., Ltd.	7,286	263,000
Samyang Corp.	295	26,557
Samyang Holdings Corp.	578	61,884
SeAH Besteel Corp.	1,570	41,921

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Korea (Continued)
SeAH Steel Corp.	446	$37,889
Sebang Co., Ltd.	1,306	17,636
Sebang Global Battery Co., Ltd.	589	20,463
Shinhan Financial Group Co., Ltd.	25,588	1,102,555
Shinhan Financial Group Co., Ltd., ADR	24,410	1,061,591
Shinsegae Co., Ltd.	1,093	219,240
SK Chemicals Co., Ltd.	3,310	212,923
SK Gas Co., Ltd.	873	98,429
SK Holdings Co., Ltd.	571	138,739
SK Hynix, Inc.	2,418	142,440
SK Innovation Co., Ltd.	11,354	1,572,879
SK Networks Co., Ltd.	19,140	104,554
SKC Co., Ltd.	4,392	128,787
SL Corp.	2,574	48,594
Ssangyong Cement Industrial Co., Ltd.	3,374	43,202
Sung Kwang Bend Co., Ltd.	4,581	42,841
Sungwoo Hitech Co., Ltd.	5,817	39,199
Taekwang Industrial Co., Ltd.	50	47,065
Taewoong Co., Ltd.*	2,152	50,595
Taeyoung Engineering & Construction Co., Ltd.*	5,008	38,343
Tongyang Life Insurance Co., Ltd.	6,487	56,640
Tongyang, Inc.	18,180	36,149
Unid Co., Ltd.	1,035	43,647
Wonik Holdings Co., Ltd.*	2,173	15,859
Woori Bank	35,181	567,311
Woori Bank, ADR@	3,083	150,142
Young Poong Corp.	19	19,396
Youngone Corp.	1,575	46,941
Youngone Holdings Co., Ltd.	787	41,202
Yuanta Securities Korea Co., Ltd.*	15,682	56,196
		36,566,074
Malaysia — 2.8%
Affin Holdings Bhd	65,370	40,812
AirAsia Bhd	174,400	132,040
Alliance Financial Group Berhad	167,400	150,138
AMMB Holdings Berhad	305,987	347,854
Batu Kawan Berhad	18,800	82,774
Berjaya Corp. Berhad*	455,775	36,100
Berjaya Land Berhad*	215,200	23,813
Boustead Holdings Berhad	114,039	69,869
Boustead Plantations Bhd	11,600	4,405
Bumi Armada Bhd*	491,700	87,054
Cahya Mata Sarawak Bhd	22,500	21,071
CIMB Group Holdings Bhd	434,046	665,329
Coastal Contracts Bhd	55,400	17,036
DRB-Hicom Berhad	191,500	79,408
Eco World Development Group Bhd*	114,600	44,584
Felda Global Ventures Holdings Bhd	258,800	103,094
Genting Bhd	88,900	194,879
Genting Malaysia Bhd	104,600	134,020
HAP Seng Consolidated Berhad	54,800	117,830
Hap Seng Plantations Holdings Berhad	19,600	11,871
Hong Leong Bank Bhd	26,900	98,134
Hong Leong Financial Group Berhad	35,521	139,017
Hong Leong Industries Bhd	9,900	23,386
IJM Corp. Berhad	421,460	339,709
IOI Properties Group Bhd	244,750	125,435
Jaya Tiasa Holdings Bhd	54,200	14,899
KNM Group Bhd*	258,360	15,649
KSL Holdings Bhd*	91,419	26,195
Mah Sing Group Bhd	205,885	77,699
Malayan Banking Bhd	64,750	145,258
Malaysia Airports Holdings Bhd	68,600	136,796
Malaysia Building Society Bhd	235,486	72,961
Malaysian Resources Corp. Bhd*	168,400	54,137
Media Prima Bhd	174,000	38,102
MISC Berhad	201,620	350,386
MKH Bhd	63,050	34,663
MMC Corp. Berhad	137,800	79,611
Multi-Purpose Holdings Bhd	86,100	34,700
Oriental Holdings Berhad	23,560	36,608
OSK Holdings Berhad	49,637	18,732
Parkson Holdings Bhd*	87,151	11,572
Pos Malaysia Berhad	21,200	26,175
PPB Group Berhad	25,900	103,536
Press Metal Bhd§	21,560	13,460
RHB Capital Berhad	130,771	154,148
Sapura Energy Bhd	615,900	228,130
Selangor Properties Bhd	6,500	7,359
SP Setia Bhd Group	93,775	76,241
Star Publications Malaysia Bhd	2,200	1,199
Sunway Bhd	111,706	102,009
Supermax Corp. Bhd	71,200	33,007
Ta Ann Holdings Bhd	33,360	27,511
TA Enterprise Bhd	140,200	20,903
TA Global Berhad	55,560	4,142
TAN Chong Motor Holdings Bhd	9,600	4,070
Time dotCom Bhd	42,580	96,217
UEM Sunrise Bhd	225,600	63,066
UMW Holdings Bhd*	75,700	105,280
UMW Oil & Gas Corp. Bhd*	110,500	11,326
Unisem M Bhd	81,900	68,303
UOA Development Bhd	99,100	58,869
Wah Seong Corp. Bhd	3,573	782
WCT Holdings Bhd	159,955	76,761
YTL Corp. Berhad	851,809	289,714
		5,809,838
Mexico — 4.2%
Alfa SAB de CV, Class A	411,222	583,454
Alpek SA de CV	61,784	74,078
Axtel SAB de CV*	61,878	12,786
Cemex SAB de CV*	1,371,150	1,290,405
Cemex SAB de CV, ADR*	56,275	530,111
Coca-Cola Femsa SAB de CV, Series L	12,347	104,702
Consorcio ARA SAB de CV	33,090	10,903
Credito Real SAB de CV SOFOM ER	20,141	31,384
El Puerto de Liverpool SAB de CV, Series C	2,700	21,320

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Mexico (Continued)
Elementia SAB de CV*±	9,170	$12,556
Fomento Economico Mexicano SAB de CV	3,325	32,745
Genomma Lab Internacional SAB de CV, Series B*	44,630	57,298
Grupo Aeromexico SAB de CV*	36,839	75,794
Grupo Aeroportuario del Pacifico SAB de CV, ADR@	2,530	284,119
Grupo Carso SAB de CV, Series A	47,917	202,453
Grupo Cementos de Chihuahua SAB de CV	6,100	30,942
Grupo Comercial Chedraui SA de CV	54,670	112,059
Grupo Elektra SAB de CV	5,444	227,371
Grupo Financiero Banorte SAB de CV	201,587	1,279,027
Grupo Financiero Inbursa SA	177,055	302,136
Grupo Financiero Interacciones SA de CV	16,197	85,221
Grupo Financiero Santander Mexico SAB de CV, Class B	148,174	286,734
Grupo Herdez SAB de CV	24,163	51,498
Grupo Industrial Saltillo SAB de CV	17,740	40,859
Grupo Mexico SAB de CV, Series B	558,347	1,568,709
Grupo Sanborns SAB de CV	49,041	57,475
Grupo Simec SAB de CV, Series B*	9,186	32,384
Industrias Bachoco SAB de CV, ADR@	1,639	95,029
Industrias Bachoco SAB de CV, Series B	5,634	26,893
Industrias CH SAB de CV, Series B*	23,916	118,600
Industrias Penoles SAB de CV	2,394	54,148
La Comer SAB de CV*	37,216	33,609
Mexichem SAB de CV	150,008	401,785
Minera Frisco SAB de CV, Class A1*	20,406	12,762
Nemak SAB de CV±	34,042	32,731
OHL Mexico SAB de CV	121,643	175,473
Organizacion Cultiba SAB de CV	12,807	11,651
Organizacion Soriana SAB de CV, Class B*	103,520	241,278
TV Azteca SAB de CV	89,776	15,186
Vitro SAB de CV, Series A	3,741	15,719
		8,633,387
Philippines — 1.2%
Alliance Global Group, Inc.	479,100	135,774
Ayala Corp.	1,760	29,647
Bank of the Philippine Islands	41,850	86,255
BDO Unibank, Inc.	107,587	264,384
Belle Corp.	180,000	13,662
Bloomberry Resorts Corp.*	110,000	20,165
Cebu Air, Inc.	23,560	45,710
China Banking Corp.	9,504	6,912
Cosco Capital, Inc.	257,000	40,236
DMCI Holdings, Inc.	47,300	13,217
Emperador, Inc.	147,300	22,010
Energy Development Corp.	453,800	54,409
Filinvest Land, Inc.	1,435,000	47,492
First Philippine Holdings Corp.	33,750	46,819
GT Capital Holdings, Inc.	440	10,551
JG Summit Holdings, Inc.	291,750	468,326
Lopez Holdings Corp.	414,200	59,265
LT Group, Inc.	220,200	64,149
Megaworld Corp.	1,270,700	108,284
Metropolitan Bank & Trust	38,258	66,341
Petron Corp.	421,800	80,916
Philex Mining Corp.	66,900	11,932
Philippine National Bank	30,748	40,674
Premium Leisure Corp.	846,000	25,987
Rizal Commercial Banking Corp.	34,780	40,322
Robinsons Land Corp.	319,900	153,737
Robinsons Retail Holdings, Inc.	22,800	39,310
San Miguel Corp.	67,120	138,337
Security Bank Corp.	45,980	197,734
Top Frontier Investment Holdings, Inc.*	8,630	51,821
Travellers International Hotel Group, Inc.	183,800	12,603
Union Bank of the Philippines	2,590	4,371
Vista Land & Lifescapes, Inc.	975,500	112,320
		2,513,672
Poland — 1.6%
Asseco Poland SA	15,987	210,405
Bank Millennium SA*	93,801	188,582
Cyfrowy Polsat SA*	3,775	25,132
Enea SA*	32,379	116,736
Grupa Azoty SA	6,701	114,467
Grupa Lotos SA*	18,791	258,616
Kernel Holding SA	5,526	96,707
KGHM Polska Miedz SA	16,294	486,536
Lubelski Wegiel Bogdanka SA*	963	17,346
Netia SA	36,890	41,114
Orbis SA	1,581	36,265
PGE SA	128,687	420,547
PKP Cargo SA*	3,933	64,212
Polski Koncern Naftowy Orlen SA	22,940	692,722
Powszechna Kasa Oszczednosci Bank Polski SA*	55,970	520,482
Tauron Polska Energia SA*	72,728	70,262
		3,360,131
Russia — 1.8%
Gazprom PAO, ADR	417,896	1,654,033
Lukoil PJSC, ADR	37,427	1,822,695
Magnitogorsk Iron & Steel Works PJSC, GDR	493	3,648
Magnitogorsk Iron & Steel Works PJSC,GDR	9,433	69,804
RusHydro PJSC, ADR	43,136	55,214
		3,605,394

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Singapore — 0.0%
Technovator International Ltd.*	34,000	$11,192
		11,192
South Africa — 7.2%
Aeci Ltd.	22,951	186,450
African Oxygen Ltd.	8,358	12,458
African Phoenix Investments Ltd.*@	72,611	3,663
African Rainbow Minerals Ltd.	10,338	66,623
Alexander Forbes Group Holdings Ltd.	70,087	37,233
Allied Electronics Corp. Ltd., Class A*	12,228	10,702
Anglo American Platinum Ltd.*	2,549	58,403
AngloGold Ashanti Ltd., ADR	29,020	282,074
ArcelorMittal South Africa Ltd.*	23,974	9,712
Aveng Ltd.*	43,063	19,256
Barclays Africa Group Ltd.	72,512	796,759
Barloworld Ltd.	39,661	329,839
Bidvest Group Ltd. (The)	3,233	38,942
Blue Label Telecoms Ltd.	3,193	3,661
Caxton & CTP Publishers & Printers Ltd.	18,814	17,257
Clover Industries Ltd.	27,051	34,221
Consolidated Infrastructure Group Ltd.*@	13,903	17,535
DataTec Ltd.	43,259	199,224
Exxaro Resources Ltd.	27,762	197,353
Gold Fields Ltd., ADR	163,422	568,709
Grindrod Ltd.*	36,236	30,634
Group Five Ltd.	12,182	17,320
Harmony Gold Mining Co., Ltd., ADR	55,043	90,821
Hudaco Industries Ltd.	1,852	18,191
Impala Platinum Holdings Ltd.*@	77,694	218,844
Imperial Holdings Ltd.	34,161	420,403
Investec Ltd.	35,003	258,191
Invicta Holdings Ltd.	2,388	10,587
KAP Industrial Holdings Ltd.	93,894	58,350
Kumba Iron Ore Ltd.*	9,976	130,555
Lewis Group Ltd.@	16,007	39,949
Liberty Holdings Ltd.	21,825	187,679
Merafe Resources Ltd.	282,183	27,609
Metair Investments Ltd.	23,331	33,831
Mmi Holdings Ltd.	152,272	235,581
Mondi Ltd.	1,108	28,720
Mpact Ltd.	27,647	59,277
MTN Group Ltd.	242,181	2,112,200
Murray & Roberts Holdings Ltd.	70,150	70,083
Nampak Ltd.*	66,852	97,295
Nedbank Group Ltd.	27,286	435,471
Omnia Holdings Ltd.	11,411	114,263
PPC Ltd.*	147,503	59,644
Raubex Group Ltd.	16,897	31,036
RCL Foods Ltd.	15,951	18,582
Reunert Ltd.	23,086	129,384
Royal Bafokeng Platinum Ltd.*	9,415	24,598
Sanlam Ltd.	5,068	25,103
Sappi Ltd.	44,625	297,068
Sasol Ltd.	25,120	703,725
Sasol Ltd., ADR	44,369	1,240,113
Sibanye Gold Ltd.	170,331	195,947
Standard Bank Group Ltd.	207,913	2,289,149
Steinhoff International Holdings NV	289,533	1,483,905
Super Group Ltd.*	56,256	158,673
Telkom SA SOC Ltd.@	55,054	259,016
Tongaat Hulett Ltd.	15,539	138,375
Trencor Ltd.	15,155	42,850
Wilson Bayly Holmes-Ovcon Ltd.	6,827	73,053
		14,756,149
Taiwan — 17.0%
A-DATA Technology Co., Ltd.	20,000	49,112
Ability Enterprise Co., Ltd.	25,195	15,778
AcBel Polytech, Inc.	46,000	35,763
Acer, Inc.*	332,884	174,540
Alpha Networks, Inc.	53,200	48,618
Altek Corp.	23,905	19,646
Ambassador Hotel (The)	20,000	15,450
AmTRAN Technology Co., Ltd.	99,360	68,428
Arcadyan Technology Corp.	17,000	28,725
Ardentec Corp.	61,092	54,224
Asia Cement Corp.	269,269	231,030
Asia Optical Co., Inc.*	41,000	73,185
Asia Pacific Telecom Co., Ltd.*	192,000	69,112
Asia Polymer Corp.	26,775	16,679
Asia Vital Components Co., Ltd.	53,000	46,432
Asustek Computer, Inc.	89,000	841,141
AU Optronics Corp.	868,000	396,621
AU Optronics Corp., ADR@	73,574	335,497
BES Engineering Corp.	229,000	48,329
Capital Securities Corp.	239,661	78,705
Career Technology MFG. Co., Ltd.	39,000	26,731
Casetek Holdings Ltd.	20,000	67,061
Cathay Financial Holding Co., Ltd.	754,000	1,241,795
Cathay Real Estate Development Co., Ltd.	70,000	45,332
Chang Hwa Commercial Bank Ltd.	568,824	326,298
Cheng Loong Corp.	114,000	53,777
Cheng Uei Precision Industry Co., Ltd.	62,543	85,940
Chia Hsin Cement Corp.	22,000	7,847
Chin-Poon Industrial Co., Ltd.	55,000	112,097
China Airlines Ltd.	422,111	128,076
China Bills Finance Corp.	110,000	54,421
China Development Financial Holding Corp.	1,191,468	345,847
China Life Insurance Co., Ltd.	534,508	532,400
China Metal Products	31,000	31,031
China Motor Corp.	71,195	66,818
China Steel Corp.	1,737,800	1,413,891
China Synthetic Rubber Corp.	61,261	65,248
Chipbond Technology Corp.	97,000	149,231
ChipMOS TECHNOLOGIES, Inc.	34,000	33,922
Chun Yuan Steel	30,000	11,982

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Taiwan (Continued)
Chung Hung Steel Corp.*	105,000	$36,760
Chung Hwa Pulp Corp.	79,367	26,482
Chung-Hsin Electric & Machinery Manufacturing Corp.	87,000	60,631
Clevo Co.	71,000	63,718
CMC Magnetics Corp.*	288,337	37,819
Compal Electronics, Inc.	671,000	452,186
Compeq Manufacturing Co., Ltd.	148,000	120,657
Continental Holdings Corp.	42,000	15,740
Coretronic Corp.	64,800	88,615
CSBC Corp.	67,240	28,514
CTBC Financial Holding Co., Ltd.	2,428,280	1,592,511
CyberTAN Technology, Inc.	37,000	24,448
D-Link Corp.*	77,112	30,165
Darfon Electronics Corp.	17,000	15,703
Darwin Precisions Corp.	38,000	16,739
Depo Auto Parts Ind Co., Ltd.	5,000	13,971
Dynapack International Technology Corp.	23,000	29,714
E Ink Holdings, Inc.	138,000	128,383
E.Sun Financial Holding Co., Ltd.	1,139,855	700,700
Elite Semiconductor Memory Technology, Inc.	45,000	54,512
Elitegroup Computer
Systems Co., Ltd.	58,877	39,774
Entie Commercial Bank Co., Ltd.	45,000	19,749
Epistar Corp.*	128,828	118,791
Eternal Materials Co., Ltd.	40,046	44,891
Eva Airways Corp.	324,728	160,656
Evergreen International Storage & Transport Corp.	54,000	24,586
Evergreen Marine Corp. Taiwan Ltd.*	220,794	112,139
Everlight Chemical Industrial Corp.	26,000	15,598
Everlight Electronics Co., Ltd.	51,000	82,150
Far Eastern Department Stores Ltd.	134,220	69,493
Far Eastern International Bank	301,174	96,827
Far Eastern New Century Corp.	519,338	422,538
Farglory Land Development Co., Ltd.	51,721	66,309
Federal Corp.	75,590	35,037
Feng Hsin Iron & Steel Co.	54,000	89,823
First Financial Holding Co., Ltd.	1,145,744	766,466
FocalTech Systems Co., Ltd.	26,000	29,786
Formosa Chemicals & Fibre Corp.	44,000	138,133
Formosa Taffeta Co., Ltd.	67,000	67,286
Formosan Rubber Group, Inc.	61,200	30,479
Formosan Union Chemical	19,000	12,492
Foxconn Technology Co., Ltd.	147,127	443,993
Fubon Financial Holding Co., Ltd.*	993,211	1,581,889
Gemtek Technology Corp.	47,000	45,733
Genius Electronic Optical Co., Ltd.*	6,000	60,454
Getac Technology Corp.	45,000	59,911
Gigabyte Technology Co., Ltd.*	76,000	102,433
Gigastorage Corp.*	77,000	45,309
Gintech Energy Corp.*	57,805	30,404
Gloria Material Technology Corp.	94,392	62,525
Goldsun Building Materials Co., Ltd.	193,953	58,084
Grand Pacific Petrochemical	168,000	117,081
Great Wall Enterprise Co., Ltd.	88,300	93,757
Greatek Electronics, Inc.	33,000	53,590
Green Energy Technology, Inc.*	40,149	19,335
HannStar Display Corp.*	443,770	133,189
Hey Song Corp.	31,750	35,017
Ho Tung Chemical Corp.*	105,013	28,652
Holy Stone Enterprise Co., Ltd.	18,200	24,949
Hon Hai Precision Industry Co., Ltd.	477,335	1,835,904
Hong Pu Real Estate Development Co., Ltd.	45,000	34,615
HTC Corp.*	69,000	164,675
Hua Nan Financial Holdings Co., Ltd.	883,091	512,379
Huaku Development Co., Ltd.*	39,000	90,000
Hung Sheng Construction Co., Ltd.	66,000	42,308
Ichia Technologies, Inc.*	72,000	49,704
Innolux Corp.	1,550,757	810,553
Inventec Co., Ltd.	388,282	316,548
ITEQ Corp.	20,000	29,060
Jih Sun Financial Holdings Co., Ltd.	235,822	53,490
KEE TAI Properties Co., Ltd.	99,000	36,938
Kindom Construction Corp.	42,000	28,097
King Yuan Electronics Co., Ltd.	185,100	189,542
King’s Town Bank Co., Ltd.	103,000	106,318
Kinpo Electronics	230,000	85,437
Kinsus Interconnect Technology Corp.	44,000	116,726
Kuoyang Construction Co., Ltd.	39,000	17,756
L&K Engineering Co., Ltd.	16,000	18,041
LCY Chemical Corp.	61,000	84,020
Lealea Enterprise Co., Ltd.	109,406	30,031
Lextar Electronics Corp.	40,000	23,669
Li Peng Enterprise Co., Ltd.*	91,245	24,956
Lien Hwa Industrial Corp.	78,975	73,212
Lite-On Semiconductor Corp.	21,000	21,746
Lite-On Technology Corp.	302,874	497,821
Long Bon International Co., Ltd.	19,000	9,837
Long Chen Paper Co., Ltd.	89,698	100,549
Lotes Co., Ltd.	12,000	52,268
Macronix International*	304,044	166,914
Masterlink Securities Corp.	120,725	32,860
MediaTek, Inc.	63,000	539,497
Mega Financial Holding Co., Ltd.	1,210,850	1,007,051
Mercuries & Associates Holdings Ltd.	52,350	37,946
Mercuries Life Insurance Co., Ltd.*	77,306	40,152
Micro-Star International Co., Ltd.*	35,374	82,214
MIN AIK Technology Co., Ltd.	32,000	35,187
Mitac Holdings Corp.	48,059	61,377
Motech Industries, Inc.*	34,000	27,830
Nan Ya Printed Circuit Board Corp.	24,200	20,405
Neo Solar Power Corp.*	91,849	44,083
Nien Hsing Textile Co., Ltd.	44,358	35,288
OptoTech Corp.	72,000	41,775
Orient Semiconductor Electronics Ltd.*	62,000	16,590
Oriental Union Chemical Corp.*	58,000	46,331
Pan Jit International, Inc.	24,000	14,162
Pan-International Industrial Corp.	34,380	31,475

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Taiwan (Continued)
Pegatron Corp.	212,249	$664,935
POU Chen Corp.	128,133	177,331
Powertech Technology, Inc.*	44,000	135,819
President Securities Corp.	104,825	49,449
Prince Housing & Development Corp.	148,970	59,745
Qisda Corp.	315,400	241,060
Radiant Opto-Electronics Corp.	66,000	146,884
Radium Life Tech Co., Ltd.*	99,488	46,604
Realtek Semiconductor Corp.	14,000	50,395
Rich Development Co., Ltd.	120,978	41,161
Ritek Corp.*	117,247	20,351
Ruentex Development Co., Ltd.*	43,097	48,594
Sampo Corp.	62,000	35,871
Sanyang Industry Co., Ltd.	24,573	17,691
Shihlin Electric & Engineering Corp.	27,000	36,612
Shin Kong Financial Holding Co., Ltd.*	881,813	234,802
Shin Zu Shing Co., Ltd.	16,000	50,756
Shining Building Business Co., Ltd.*	64,900	23,255
Shinkong Insurance Co., Ltd.	30,000	26,430
Shinkong Synthetic Fibers Corp.	186,151	56,298
Sigurd Microelectronics Corp.	53,000	48,000
Simplo Technology Co., Ltd.	12,000	40,828
Sincere Navigation Corp.	27,000	18,950
Sino-American Silicon Products, Inc.	93,000	138,033
Sinon Corp.	25,000	13,108
SinoPac Financial Holdings Co., Ltd.	1,104,571	337,689
Sirtec International Co., Ltd.	15,000	24,753
Solar Applied Materials Technology Co.*	25,000	10,314
Supreme Electronics Co., Ltd.	39,000	42,821
Synnex Technology International Corp.	138,300	155,031
Systex Corp.	20,000	42,669
TA Chen Stainless Pipe Co., Ltd.	84,918	48,433
Taichung Commercial Bank Co., Ltd.	332,605	112,071
Taiflex Scientific Co., Ltd.	37,740	48,199
Tainan Spinning Co., Ltd.	142,427	61,100
Taishin Financial Holding Co., Ltd.	949,647	432,367
Taiwan Business Bank	466,276	130,288
Taiwan Cement Corp.	526,772	609,546
Taiwan Cogeneration Corp.	19,000	14,678
Taiwan Cooperative Financial Holding Co., Ltd.	806,482	428,162
Taiwan Fertilizer Co., Ltd.	87,000	115,685
Taiwan Glass Industrial Corp.*	169,321	82,100
Taiwan Hon Chuan Enterprise Co., Ltd.	36,925	73,680
Taiwan PCB Techvest Co., Ltd.	28,000	28,810
Taiwan Styrene Monomer	46,000	32,512
Taiwan Surface Mounting Technology Co., Ltd.	27,518	22,886
Taiwan Union Technology Corp.	39,000	71,538
Tatung Co., Ltd.*	323,784	139,966
Teco Electric & Machinery Co., Ltd.	247,000	237,500
Test Rite International Co., Ltd.	36,000	28,047
Ton Yi Industrial Corp.	120,000	57,791
Tong Hsing Electronic Industries Ltd.	17,000	70,694
Tong Yang Industry Co., Ltd.	2,921	5,425
TPK Holding Co., Ltd.*	35,000	107,232
Tripod Technology Corp.	64,000	203,866
TSRC Corp.	72,000	82,840
Tung Ho Steel Enterprise Corp.	119,000	94,668
TXC Corp.	56,000	83,024
U-Ming Marine Transport Corp.	47,000	49,132
Unimicron Technology Corp.	197,000	114,301
Union Bank of Taiwan	147,593	45,025
Unitech Printed Circuit Board Corp.	92,000	32,209
United Microelectronics Corp.	2,099,513	1,018,008
Universal Cement Corp.	45,472	37,520
UPC Technology Corp.	127,125	56,625
USI Corp.	127,000	64,711
Wafer Works Corp.*	20,000	12,032
Wah Lee Industrial Corp.	25,000	41,749
Walsin Lihwa Corp.	385,000	169,592
Wan Hai Lines Ltd.	133,650	75,348
Wei Chuan Foods Corp.*	41,000	25,406
Winbond Electronics Corp.	427,000	256,172
Wisdom Marine Lines Co., Ltd.*	53,178	54,716
Wistron Corp.	431,601	439,121
WPG Holdings Ltd.	245,000	326,989
WT Microelectronics Co., Ltd.	63,751	94,411
Yageo Corp.	57,578	200,633
Yang Ming Marine Transport Corp.*	88,488	36,506
YC INOX Co., Ltd.	50,000	42,982
Yeong Guan Energy Technology Group Co., Ltd.	9,000	27,870
YFY, Inc.	150,385	46,964
Yieh Phui Enterprise Co., Ltd.*	143,105	62,803
Yuanta Financial Holding Co., Ltd.	1,088,815	479,623
Yulon Motor Co., Ltd.	123,272	110,629
Zhen Ding Technology Holding Ltd.	62,000	146,949
Zinwell Corp.	19,000	19,456
		34,708,202
Thailand — 2.6%
AP Thailand PCL	308,500	73,560
Asia Aviation PCL	299,900	55,177
Bangchak Corp. PCL	74,000	72,976
Bangkok Bank PCL, NVDR	23,100	125,802
Bangkok Insurance PCL	2,100	21,822
Bangkokland PCL	1,039,700	56,010
Banpu PCL	178,550	87,251
Charoen Pokphand Foods PCL	242,900	177,331
Esso Thailand PCL*	67,600	20,099
Hana Microelectronics PCL	43,900	64,939
Indorama Ventures PCL	80,300	89,826
IRPC PCL	1,153,000	181,588
Kasikornbank PCL, NVDR	12,000	70,121
Kiatnakin Bank PCL	58,000	122,078
Krung Thai Bank PCL	560,075	309,962
MBK PCL	15,500	6,890
Precious Shipping PCL*	87,600	26,819

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Thailand (Continued)
Pruksa Holding PCL	16,800	$11,029
PTT Exploration & Production PCL	277,500	704,574
PTT Global Chemical PCL	194,328	391,859
PTT PCL	175,900	1,915,896
Quality Houses PCL	280,800	21,327
Sansiri PCL	950,800	63,256
Star Petroleum Refining PCL	93,200	40,057
Thai Airways International PCL*	92,500	52,826
Thai Oil PCL	109,500	254,651
Thaicom PCL	48,300	22,892
Thanachart Capital PCL	81,200	109,956
Thoresen Thai Agencies PCL	166,348	44,317
Tisco Financial Group PCL	22,000	49,220
TMB Bank PCL	278,300	18,843
TPI Polene PCL	1,068,700	71,729
Vinythai PCL	42,500	23,896
		5,358,579
Turkey — 1.2%
Akbank TAS	15,425	42,964
Aksa Akrilik Kimya Sanayii	9,237	35,127
Anadolu Efes Biracilik Ve Malt Sanayii AS	4,490	27,871
Dogan Sirketler Grubu Holding AS*	220,612	46,399
EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	8,587	11,544
Eregli Demir ve Celik Fabrikalari TAS	11,032	22,105
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D*	116,190	57,790
Koza Altin Isletmeleri AS*	2,999	17,456
Koza Anadolu Metal Madencilik Isletmeleri AS*	13,776	11,629
Sekerbank TAS*	54,778	19,150
Selcuk Ecza Deposu Ticaret ve Sanayi AS	11,784	13,732
Tekfen Holding AS	26,275	65,119
Trakya Cam Sanayi AS	56,975	62,668
Turk Hava Yollari*	64,227	146,947
Turk Sise ve Cam Fabrikalari AS	108,271	141,553
Turkiye Garanti Bankasi AS	170,406	474,150
Turkiye Halk Bankasi AS	89,739	335,394
Turkiye Is Bankasi	249,445	528,177
Turkiye Sinai Kalkinma Bankasi AS	100,743	40,659
Turkiye Vakiflar Bankasi TAO	90,420	166,271
Yapi ve Kredi Bankasi AS*	100,385	128,104
		2,394,809
TOTAL COMMON STOCKS (Identified Cost $186,473,016)		196,444,902

PREFERRED STOCKS — 3.3%
Brazil — 3.2%
Banco ABC Brasil SA, 7.120%*	17,510	88,742
Banco do Estado do Rio Grande do Sul SA, PF B, 10.740%	22,800	90,432
Cia Brasileira de Distribuicao, 2.550%*	7,288	143,323
Marcopolo SA, 0.058%	88,210	75,619
Petroleo Brasileiro SA, 0.998%*	395,307	1,476,032
Petroleo Brasileiro SA, ADR, 0.900%*	142,818	1,065,422
Suzano Papel e Celulose SA, PF A, 2.330%	67,500	290,546
Usinas Siderurgicas de Minas Gerais SA, PF A, 1.910%*	85,012	118,040
Vale SA, 8.000%	384,363	3,122,101
		6,470,257
Colombia — 0.1%
Avianca Holdings SA, 2.500%	41,262	33,443
Grupo Argos SA, 1.430%	10,778	69,673
Grupo de Inversiones Suramericana SA, 1.120%	11,110	140,794
		243,910
India — 0.0%
Vedanta Ltd. 7.500%*§~	3,272,920	23,545

TOTAL PREFERRED STOCKS (Identified Cost $9,026,475)		6,737,712

SHORT-TERM INVESTMENTS — 1.3%
Investment Company — 0.2%
State Street Institutional U.S. Government Money Market Fund, 0.630%	325,952	325,952

Collateral For Securities On Loan — 1.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.010%	2,287,845	2,287,845

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,613,797)		2,613,797

Total Investments — 100.6% (Identified Cost $198,113,288)#		205,796,411
Liabilities, Less Cash and Other Assets — (0.6%)		(1,243,208)
Net Assets — 100.0%		$204,553,203

See notes to financial statements

SA Emerging Markets Value Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

†	See Note 1
*	Non-income producing security
@	A portion or all of the security were held on loan. As of June 30, 2017, the market value of the securities on loan was $3,624,066.
±	144A Securities. Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. These securities have been deemed by the Fund to be liquid and at June 30, 2017 amounted to $700,151 or 0.34% of the net assets of the Fund.
§	Fair valued security. Fair values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 1
~	Bankrupt/delisted security
#	At June 30, 2017, the aggregate cost of investment securities for U.S. federal income tax purposes was $198,828,954. Net unrealized appreciation aggregated $6,967,457 of which $28,717,229 related to appreciated investment securities and $21,749,772 related to depreciated investment securities.

Key to abbreviations:
ADR — American Depositary Receipt
GDR — Global Depositary Receipt
NVDR — Non-Voting Depositary Receipt

Ten largest industry holdings as of June 30, 2017
(As a percentage of net assets) (Unaudited):

Industry	Percentage
Commercial Banks	23.8%
Oil, Gas & Consumable Fuels	12.9%
Metals & Mining	9.9%
Electronic Equipment, Instruments & Components	4.5%
Real Estate Management & Development	4.1%
Automobiles	3.9%
Chemicals	3.4%
Industrial Conglomerates	2.8%
Construction Materials	2.6%
Computers & Peripherals	2.4%

Country Weightings
(% of portfolio market value)+ (Unaudited)

       +       Excludes Short-Term Investments

See notes to financial statements

SA Real Estate Securities Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017

	SHARES	VALUE†
COMMON STOCKS — 99.2%
Real Estate Investment Trusts (REITs) — 99.2%
Acadia Realty Trust	17,192	$477,938
Agree Realty Corp.	5,009	229,763
Alexander’s, Inc.	518	218,316
Alexandria Real Estate Equities, Inc.	17,452	2,102,442
American Assets Trust, Inc.	8,315	327,528
American Campus Communities, Inc.	27,869	1,318,204
American Homes 4 Rent., Class A	39,177	884,225
American Tower Corp.	6,888	911,420
Apartment Investment & Management Co., Class A	35,040	1,505,669
Apple Hospitality REIT, Inc.	33,183	620,854
Ashford Hospitality Prime, Inc.	7,756	79,809
Ashford Hospitality Trust, Inc.	19,998	121,588
AvalonBay Communities, Inc.	27,788	5,340,020
Bluerock Residential Growth REIT, Inc.	3,300	42,537
Boston Properties, Inc.	31,836	3,916,465
Brandywine Realty Trust	39,490	692,260
Brixmor Property Group, Inc.	55,900	999,492
Camden Property Trust	19,725	1,686,685
Care Capital Properties, Inc.	19,528	521,398
CareTrust REIT, Inc.	11,450	212,283
CBL & Associates Properties, Inc. @	34,365	289,697
Cedar Realty Trust, Inc.	17,672	85,709
Chatham Lodging Trust	8,674	174,261
Chesapeake Lodging Trust	14,236	348,355
City Office REIT, Inc.	2,976	37,795
Colony Starwood Homes @	15,104	518,218
Columbia Property Trust, Inc.	20,692	463,087
CoreSite Realty Corp. @	7,619	788,795
Corporate Office Properties Trust	20,988	735,210
Cousins Properties, Inc.	67,428	592,692
Crown Castle International Corp.	9,220	923,660
CubeSmart	40,685	978,067
CyrusOne, Inc.	15,754	878,285
DCT Industrial Trust, Inc.	20,528	1,097,016
DDR Corp.	70,573	640,097
DiamondRock Hospitality Co.	45,908	502,693
Digital Realty Trust, Inc.	32,333	3,652,012
Douglas Emmett, Inc.	32,605	1,245,837
Duke Realty Corp.	77,881	2,176,774
DuPont Fabros Technology, Inc.	16,321	998,192
Easterly Government Properties, Inc. @	1,300	27,235
EastGroup Properties, Inc.	7,513	629,589
Education Realty Trust, Inc.	14,022	543,353
Empire State Realty Trust, Inc., Class A	25,972	539,438
EPR Properties	14,464	1,039,528
Equinix, Inc.	15,399	6,608,635
Equity Commonwealth *	27,081	855,760
Equity LifeStyle Properties, Inc.	18,280	1,578,295
Equity Residential	74,168	4,882,479
Essex Property Trust, Inc.	13,760	3,540,035
Extra Space Storage, Inc.	27,879	2,174,562
Federal Realty Investment Trust	15,985	2,020,344
FelCor Lodging Trust, Inc.	27,703	199,739
First Industrial Realty Trust, Inc.	26,455	757,142
First Potomac Realty Trust	12,872	143,008
Forest City Realty Trust, Inc., Class A	43,199	1,044,120
Four Corners Property Trust, Inc.	3,827	96,096
Franklin Street Properties Corp.	22,915	253,898
Gaming & Leisure Properties, Inc.	37,864	1,426,337
Getty Realty Corp.	6,637	166,589
GGP, Inc.	125,057	2,946,343
Gladstone Commercial Corp.	5,964	129,956
Global Net Lease, Inc.	5,051	112,334
Government Properties Income Trust@	17,229	315,463
Gramercy Property Trust	23,457	696,907
HCP, Inc.	100,669	3,217,381
Healthcare Realty Trust, Inc.	24,902	850,403
Healthcare Trust of America, Inc., Class A	31,584	982,578
Hersha Hospitality Trust	9,632	178,288
Highwoods Properties, Inc.	22,688	1,150,508
Hospitality Properties Trust	36,298	1,058,087
Host Hotels & Resorts, Inc.	159,732	2,918,304
Hudson Pacific Properties, Inc.	26,464	904,804
Independence Realty Trust, Inc.	6,510	64,254
Investors Real Estate Trust	26,116	162,180
Iron Mountain, Inc.	49,787	1,710,681
Kilroy Realty Corp.	20,805	1,563,496
Kimco Realty Corp.	92,831	1,703,449
Kite Realty Group Trust	19,357	366,428
Lamar Advertising Co., Class A	3,208	236,013
LaSalle Hotel Properties	25,244	752,271
Lexington Realty Trust	48,883	484,431
Liberty Property Trust	33,234	1,352,956
Life Storage, Inc.	8,992	666,307
LTC Properties, Inc.	8,869	455,778
Macerich Co. (The)	27,104	1,573,658
Mack-Cali Realty Corp.	19,584	531,510
Medical Properties Trust, Inc.	58,588	754,028
MGM Growth Properties LLC, Class A	2,799	81,703
Mid-America Apartment Communities, Inc.	24,846	2,618,271
Monmouth Real Estate Investment Corp., Class A	14,037	211,257
Monogram Residential Trust, Inc.	16,355	158,807
National Health Investors, Inc.	8,820	698,544
National Retail Properties, Inc.	33,434	1,307,269
National Storage Affiliates Trust	1,654	38,224
New Senior Investment Group, Inc.	17,592	176,800
NexPoint Residential Trust, Inc.	2,800	69,692
NorthStar Realty Europe Corp.	7,232	91,702
Omega Healthcare Investors, Inc.	43,595	1,439,507
One Liberty Properties, Inc.	2,871	67,268
Outfront Media, Inc.	3,525	81,498
Paramount Group, Inc.	26,438	423,008
Park Hotels & Resorts, Inc.	18,120	488,515
Parkway, Inc.	10,766	246,434
Pebblebrook Hotel Trust @	16,826	542,470
Pennsylvania REIT	14,993	169,721
Physicians Realty Trust	20,043	403,666
Piedmont Office Realty Trust, Inc., Class A	32,747	690,307
Prologis, Inc.	105,619	6,193,498

See notes to financial statements

SA Real Estate Securities Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017 (Continued)

	SHARES	VALUE†
COMMON STOCKS (Continued)
Real Estate Investment Trusts (REITs) (Continued)
PS Business Parks, Inc.	4,655	$616,275
Public Storage	29,160	6,080,735
QTS Realty Trust, Inc., Class A	8,920	466,784
Quality Care Properties, Inc. *	20,620	377,552
Ramco-Gershenson Properties Trust	18,901	243,823
Realty Income Corp.	56,780	3,133,120
Regency Centers Corp.	33,117	2,074,449
Retail Opportunity Investments Corp.	24,585	471,786
Retail Properties of America, Inc., Class A	53,599	654,444
Rexford Industrial Realty, Inc.	12,916	354,415
RLJ Lodging Trust	28,027	556,896
Ryman Hospitality Properties	10,494	671,721
Sabra Healthcare REIT, Inc.	15,652	377,213
Saul Centers, Inc.	3,327	192,899
SBA Communications Corp. *	4,157	560,779
Select Income REIT	15,667	376,478
Senior Housing Properties Trust	53,916	1,102,043
Seritage Growth Properties, Class A @	164	6,880
Simon Property Group, Inc.	59,877	9,685,704
SL Green Realty Corp.	22,219	2,350,770
Sotherly Hotels, Inc.	3,111	21,093
Spirit Realty Capital, Inc.	109,173	808,972
STAG Industrial, Inc.	16,666	459,982
STORE Capital Corp.	26,841	602,580
Summit Hotel Properties, Inc.	21,227	395,884
Sun Communities, Inc.	13,063	1,145,494
Sunstone Hotel Investors, Inc.	48,579	783,093
Tanger Factory Outlet Centers, Inc.	21,805	566,494
Taubman Centers, Inc.	13,717	816,847
Terreno Realty Corp.	10,190	342,995
Tier REIT, Inc.	2,000	36,960
UDR, Inc.	59,824	2,331,341
UMH Properties, Inc.	5,369	91,541
Uniti Group, Inc.	9,137	229,704
Universal Health Realty Income Trust	3,394	269,959
Urban Edge Properties	22,808	541,234
Urstadt Biddle Properties, Inc.	1,000	17,250
Urstadt Biddle Properties, Inc., Class A	6,307	124,879
Ventas, Inc.	71,677	4,980,118
VEREIT, Inc.	197,221	1,605,379
Vornado Realty Trust	36,535	3,430,636
Washington Prime Group, Inc.	43,142	361,099
Washington REIT	16,908	539,365
Weingarten Realty Investors	27,738	834,914
Welltower, Inc.	73,142	5,474,679
Whitestone REIT @	7,118	87,196
WP Carey, Inc. @	22,588	1,491,034
Xenia Hotels & Resorts, Inc.	10,828	209,738
		170,853,713
TOTAL COMMON STOCKS (Identified Cost $110,013,241)		170,853,713

SHORT-TERM INVESTMENTS — 0.7%
Investment Company — 0.5%
State Street Institutional U.S. Government Money Market Fund, 0.630%	772,918	772,918

Collateral For Securities On Loan — 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.010%	400,280	400,280

TOTAL SHORT-TERM INVESTMENTS (Identified Cost $1,173,198)		1,173,198

Total Investments — 99.9% (Identified Cost $111,186,439)#		172,026,911
Cash and Other Assets, Less Liabilities — 0.1%		122,747
Net Assets — 100.0%		$172,149,658

†	See Note 1
@	A portion or all of the security were held on loan. As of June 30, 2017, the market value of the securities on loan was $3,756,501.
*	Non-income producing security
#

At June 30, 2017, the aggregate cost of investment securities for U.S. federal income tax purposes was $113,697,163. Net unrealized appreciation aggregated $58,329,748 of which $62,057,538 related to appreciated investment securities and $3,727,790 related to depreciated investment securities.

Key to abbreviations:
REIT — Real Estate Investment Trust

Portfolio Sectors
(% of portfolio market value)+ (Unaudited)

       +       Excludes Short-Term Investments

See notes to financial statements

SA Worldwide Moderate Growth Fund

PORTFOLIO OF INVESTMENTS — AS OF JUNE 30, 2017

	SHARES	VALUE†
MUTUAL FUNDS — 100.0%
Other — 100.0%
SA Emerging Markets Value Fund €	286,582	$2,739,719
SA Global Fixed Income Fund €	368,962	3,553,104
SA International Value Fund €	467,615	5,237,285
SA Real Estate Securities Fund €	119,635	1,361,451
SA U.S. Core Market Fund €	226,970	4,927,527
SA U.S. Fixed Income Fund €	322,569	3,283,757
SA U.S. Small Company Fund €	95,910	2,470,640
SA U.S. Value Fund €	207,465	3,840,171
		27,413,654
TOTAL MUTUAL FUNDS (Identified Cost $25,469,753)		27,413,654

Total Investments — 100.0% (Identified Cost $25,469,753)#		27,413,654
Cash and Other Assets, Less Liabilities — (0.0%)		8,809
Net Assets — 100.0%		$27,422,463

†	See Note 1
€	Affiliated company
#

At June 30, 2017, the aggregate cost of investment securities for U.S. federal income tax purposes was $25,520,284. Net unrealized appreciation aggregated $1,893,370 of which $1,906,584 related to appreciated investment securities and $13,214 related to depreciated investment securities.

See notes to financial statements

(This page has been left blank intentionally.)

STATEMENTS OF ASSETS AND LIABILITIES — JUNE 30, 2017

	SA	SA	SA
	U.S. Fixed	Global Fixed	U.S. Core
	Income Fund	Income Fund	Market Fund
ASSETS
Investments in unaffiliated securities, at value	$602,453,029	$760,269,050	$737,017,363
Investments in affiliated securities, at value	—	—	—
Cash	400	2,000	6,342
Foreign currency, at value	—	1,270	—
Receivable for investments sold	928,503	5,562,747	280,975
Dividends and interest receivable	2,855,271	4,468,043	602,312
Receivable for fund shares sold	1,221,992	1,127,431	733,383
Unrealized appreciation on forward foreign currency
exchange contracts (Note 1)	—	592	—
Receivable from the Adviser (Note 2)	—	—	—
Receivable for tax reclaims	—	—	—
Prepaid expenses	18,344	18,232	15,932
Other assets	—	—	1,126
Total Assets	607,477,539	771,449,365	738,657,433
LIABILITIES
Payable for investments purchased	—	3,934,078	—
Payable for fund shares redeemed	478,721	648,836	710,355
Collateral for securities on loan (Note 1)	—	44,360,044	5,672,668
Unrealized depreciation on forward foreign currency
exchange contracts (Note 1)	—	919,068	—
Advisory fee payable (Note 2)	89,235	149,104	273,589
Sub-Advisory fee payable (Note 2)	25,034	29,821	28,088
Administration fee payable (Note 2)	50,069	59,642	60,798
Sub-Administration fee payable (Note 2)	9,217	10,921	10,943
Custody and accounting fees payable	7,625	5,625	6,821
Shareholder servicing fee payable (Note 2)	125,172	149,104	151,994
Transfer agent fee payable	11,831	12,797	14,716
Professional fees payable	23,580	29,554	27,722
Accrued expenses and other liabilities	17,181	20,472	20,663
Total Liabilities	837,665	50,329,066	6,978,357

NET ASSETS	$606,639,874	$721,120,299	$731,679,076
NET ASSETS CONSIST OF:
Paid-in capital	$607,407,795	$720,880,915	$347,974,035
Undistributed (overdistributed) net investment income (loss)	535,039	788,216	3,427,572
Accumulated net realized gain (loss)	(523,508)	(46,049)	15,568,769
Net unrealized appreciation (depreciation) on:
Investments (1)	(779,452)	406,282	364,708,686
Foreign currency and forward currency transactions	—	(909,065)	14

NET ASSETS	$606,639,874	$721,120,299	$731,679,076
Shares of beneficial interest outstanding
($0.01 par value, unlimited shares authorized)	59,599,625	74,856,047	33,696,965
Net asset value per share	$10.18	$9.63	$21.71
Identified cost of unaffiliated investments	$603,232,481	$759,862,768	$372,308,677
Identified cost of affiliated investments	$—	$—	$—
Cost of foreign currency	$—	$1,238	$—
(1) Net of deferred capital gain country tax of:	$—	$—	$—

See notes to financial statements

SA	SA U.S.	SA	SA International	SA	SA	SA
U.S. Value	Small Company	International	Small Company	Emerging Markets	Real Estate	Worldwide Moderate
Fund	Fund	Value Fund	Fund	Value Fund	Securities Fund	Growth Fund

$577,862,329	$420,140,579	$735,667,829	$356,186,884	$205,796,411	$172,026,911	$—
—	—	—	—	—	—	27,413,654
14,174	4,122	201,075	2,392	2,197	200	—
—	—	2,972,098	—	603,263	—	—
152,194	1,064,425	—	—	109,095	—	10,670
451,603	280,560	1,642,675	—	782,526	646,785	—
663,110	406,672	730,535	369,407	293,392	225,114	108

—	—	—	—	—	—	—
—	16,840	—	—	50,921	2,695	12,467
—	—	1,187,400	—	16,192	—	—
16,025	13,477	16,154	13,041	13,709	13,063	17,680
—	—	—	—	—	—	3,722
579,159,435	421,926,675	742,417,766	356,571,724	207,667,706	172,914,768	27,458,301

—	878,499	13,196	—	80,182	—	—
542,392	453,483	858,145	309,989	212,532	197,286	10,778
5,284,250	17,378,660	25,909,348	—	2,287,845	400,280	—

—	—	—	—	—	—	—
212,311	149,195	294,009	146,811	84,180	49,881	—
47,180	116,040	117,603	—	84,180	21,377	—
47,180	33,154	58,802	29,362	16,836	14,252	—
8,564	6,053	10,611	5,200	3,056	2,610	406
4,214	8,428	9,411	974	19,883	3,720	2,752
117,951	82,886	147,004	73,405	42,090	35,629	—
14,399	14,195	14,780	14,152	12,842	13,214	4,293
23,787	23,984	25,674	23,798	17,854	21,970	16,541
16,403	11,650	20,321	9,512	253,023	4,891	1,068
6,318,631	19,156,227	27,478,904	613,203	3,114,503	765,110	35,838

$572,840,804	$402,770,448	$714,938,862	$355,958,521	$204,553,203	$172,149,658	$27,422,463

$354,368,987	$251,474,304	$688,788,739	$234,663,818	$205,051,553	$112,387,406	$25,130,043
3,122,102	(76,810)	14,437,653	498,276	406,569	—	19,729
26,027,252	22,887,020	(35,759,607)	(21,411,358)	(8,338,789)	(1,078,220)	328,790

189,322,463	128,485,798	47,427,299	142,207,785	7,439,186	60,840,472	1,943,901
—	136	44,778	—	(5,316)	—	—

$572,840,804	$402,770,448	$714,938,862	$355,958,521	$204,553,203	$172,149,658	$27,422,463

30,940,152	15,638,294	63,859,766	16,115,535	21,394,436	15,133,914	2,556,740
$18.51	$25.76	$11.20	$22.09	$9.56	$11.38	$10.73
$388,539,866	$291,654,781	$688,240,530	$213,979,099	$198,113,288	$111,186,439	$—
$—	$—	$—	$—	$—	$—	$25,469,753
$—	$—	$2,966,613	$—	$605,851	$—	$—
$—	$—	$—	$—	$243,937	$—	$—

See notes to financial statements

STATEMENTS OF OPERATIONS — YEAR ENDED JUNE 30, 2017

	SA U.S.	SA Global	SA U.S.
	Fixed Income	Fixed Income	Core Market
	Fund	Fund	Fund
INVESTMENT INCOME
Income:
Unaffiliated dividends	$—	$—	$13,942,657
Affiliated dividends	—	—	—
Interest (1)	7,417,551	12,916,521	88,206
Other income	—	36	15,875
Taxes withheld	—	—	(515)
Total Income	7,417,551	12,916,557	14,046,223
Expenses:
Advisory fees (Note 2)	917,102	1,811,788	3,173,545
Shareholder Services fees (Note 2)	1,528,504	1,811,788	1,763,080
Administration fees (Note 2)	611,401	724,715	705,232
Sub-Advisory fees (Note 2)	305,701	362,357	312,315
Expense recouped by the Adviser (Note 2)	99,599	—	—
Sub-Administration fees (Note 2)	112,748	133,500	129,790
Trustees’ fees and expenses (Note 2)	27,125	27,125	27,125
Custody and accounting fees	88,926	78,470	97,332
Transfer agent fees	124,790	132,121	152,512
Professional fees *	46,883	56,333	53,712
Registration fees	34,173	35,046	34,104
Other expenses **	77,158	88,194	90,691
Total expenses before waivers and reimbursements:	3,974,110	5,261,437	6,539,438
Less: Fee waiver by the Adviser (Note 2)	—	—	—
Net expenses	3,974,110	5,261,437	6,539,438
Net investment income	3,443,441	7,655,120	7,506,785

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on:
Investments (2)	(354,642)	(3,286,206)	29,636,121
Investments in affiliates	—	—	—
Foreign currency and forward currency transactions	—	2,952,011	5
Capital gain distributions from underlying funds	—	—	1,265,491
Increase (decrease) in unrealized appreciation (depreciation) on:
Investments (3)	(2,773,730)	(7,355,956)	77,146,994
Investments in affiliates	—	—	—
Foreign currency and forward currency transactions	—	(2,139,698)	14
Net realized and unrealized gain (loss) on investments and
foreign currency transactions	(3,128,372)	(9,829,849)	108,048,625

Net increase (decrease) in net assets resulting from operations	$315,069	$(2,174,729)	$115,555,410
(1) Interest income includes security lending income of:	$—	$69,412	$84,547
(2) Net of capital gain country tax of:	$—	$—	$—
(3) Net of increase of deferred capital gain country tax accrual of:	$—	$—	$—
* Professional fees include, but are not limited to, fees associated with legal, audit and tax services.
** Other expenses include, but are not limited to, fees associated with insurance and printing services.

See notes to financial statements

SA U.S.	SA U.S.	SA	SA International	SA	SA	SA Worldwide
Value	Small Company	International	Small Company	Emerging Markets	Real Estate	Moderate
Fund	Fund	Value Fund	Fund	Value Fund	Securities Fund	Growth Fund

$12,586,144	$5,386,043	$25,981,522	$5,287,537	$4,992,916	$4,388,154	$—
—	—	—	—	—	—	250,885
25,110	314,990	536,948	—	41,456	9,774	—
113,915	93,607	114,985	2,486	—	—	—
—	(3,045)	(2,041,678)	—	(653,130)	—	—
12,725,169	5,791,595	24,591,777	5,290,023	4,381,242	4,397,928	250,885

2,503,511	1,782,730	3,377,144	1,650,353	941,683	609,249	—
1,390,840	990,406	1,688,572	825,176	470,842	435,178	—
556,336	396,162	675,429	330,071	188,337	174,071	—
556,336	1,386,568	1,350,858	—	941,683	261,107	—
47,235	—	—	—	—	—	—
102,634	73,235	124,269	60,830	34,949	32,372	3,875
27,125	27,125	27,125	27,125	27,125	27,125	27,125
62,311	104,903	76,827	8,557	240,666	45,402	32,573
149,601	147,386	153,518	146,850	133,311	136,928	—
47,366	48,183	50,902	39,705	58,596	44,956	22,709
31,536	28,619	33,780	27,538	25,291	23,760	21,779
78,316	65,032	97,167	68,235	55,973	45,383	6,945
5,553,147	5,050,349	7,655,591	3,184,440	3,118,456	1,835,531	115,006
—	(296,402)	—	—	(481,743)	(94,818)	(115,006)
5,553,147	4,753,947	7,655,591	3,184,440	2,636,713	1,740,713	—
7,172,022	1,037,648	16,936,186	2,105,583	1,744,529	2,657,215	250,885

35,469,478	31,047,112	5,909,153	779,371	1,491,023	3,711,505	—
—	—	—	—	—	—	68,623
—	—	(214,462)	—	6,904	—	—
—	—	—	8,230,052	—	—	303,194

61,430,872	42,324,482	129,114,923	57,529,930	37,318,148	(11,814,816)	—
—	—	—	—	—	—	1,834,977
—	136	134,215	—	(8,394)	—	—

96,900,350	73,371,730	134,943,829	66,539,353	38,807,681	(8,103,311)	2,206,794

$104,072,372	$74,409,378	$151,880,015	$68,644,936	$40,552,210	$(5,446,096)	$2,457,679
$22,436	$311,226	$536,185	$—	$42,524	$8,288	$—
$—	$—	$—	$—	$39,054	$—	$—
$—	$—	$—	$—	$110,014	$—	$—

See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

	SA U.S. Fixed Income Fund
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$3,443,441	$1,906,528
Net realized gain (loss) on investments and foreign currency transactions	(354,642)	(75,004)
Net increase (decrease) in unrealized appreciation (depreciation)	(2,773,730)	1,958,649
Net increase (decrease) in net assets from operations	315,069	3,790,173

Distributions to shareholders from:
Net investment income	(3,028,691)	(1,786,239)
Net realized gains	—	(848,180)
Total distributions	(3,028,691)	(2,634,419)

Share transactions
Proceeds from sale of shares	130,171,250	143,461,977
Value of distributions reinvested	2,961,766	2,583,017
Cost of shares redeemed	(138,893,261)	(144,216,312)
Total share transactions	(5,760,245)	1,828,682
Total increase (decrease) in net assets	(8,473,867)	2,984,436

NET ASSETS
Beginning of year	615,113,741	612,129,305
End of year	$606,639,874	$615,113,741

Undistributed net investment income, end of period	$535,039	$120,289

CAPITAL SHARE TRANSACTIONS
Shares sold by subscription	12,774,169	14,066,549
Shares issued for distributions reinvested	291,166	253,836
Shares redeemed	(13,629,121)	(14,141,186)
Net increase (decrease) in fund shares	(563,786)	179,199

See notes to financial statements

SA Global Fixed Income Fund		SA U.S. Core Market Fund
Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

$7,655,120	$6,743,599	$7,506,785	$7,236,062
(334,195)	(942,950)	30,901,617	27,971,437
(9,495,654)	11,436,009	77,147,008	(27,830,841)
(2,174,729)	17,236,658	115,555,410	7,376,658

(7,763,676)	(4,200,039)	(8,633,633)	(5,958,899)
(1,734,126)	(521,751)	(32,247,166)	—
(9,497,802)	(4,721,790)	(40,880,799)	(5,958,899)

140,492,197	145,648,330	104,634,092	126,843,737
9,316,096	4,651,680	40,306,226	5,877,205
(149,964,558)	(183,328,698)	(156,537,202)	(165,181,376)
(156,265)	(33,028,688)	(11,596,884)	(32,460,434)
(11,828,796)	(20,513,820)	63,077,727	(31,042,675)

732,949,095	753,462,915	668,601,349	699,644,024
$721,120,299	$732,949,095	$731,679,076	$668,601,349

$788,216	$1,381,502	$3,427,572	$4,735,970

14,549,799	15,059,520	5,048,517	6,685,684
969,471	482,301	2,004,288	310,143
(15,517,283)	(18,953,038)	(7,531,462)	(8,745,865)
1,987	(3,411,217)	(478,657)	(1,750,038)

See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	SA U.S. Value Fund
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$7,172,022	$7,927,822
Net realized gain (loss) on investments and foreign currency transactions	35,469,478	18,881,361
Net increase (decrease) in unrealized appreciation (depreciation)	61,430,872	(35,202,715)
Net increase (decrease) in net assets from operations	104,072,372	(8,393,532)

Distributions to shareholders from:
Net investment income	(7,687,159)	(6,964,473)
Net realized gains	(19,834,192)	(26,041,905)
Total distributions	(27,521,351)	(33,006,378)

Share transactions
Proceeds from sale of shares	82,768,801	101,298,110
Value of distributions reinvested	27,138,589	32,564,376
Cost of shares redeemed	(132,832,978)	(119,700,445)
Total share transactions	(22,925,588)	14,162,041
Total increase (decrease) in net assets	53,625,433	(27,237,869)

NET ASSETS
Beginning of year	519,215,371	546,453,240
End of year	$572,840,804	$519,215,371

Undistributed (overdistributed) net investment income, end of period	$3,122,102	$4,070,480

CAPITAL SHARE TRANSACTIONS
Shares sold by subscription	4,700,043	6,304,051
Shares issued for distributions reinvested	1,534,120	2,099,573
Shares redeemed	(7,515,721)	(7,503,188)
Net decrease in fund shares	(1,281,558)	900,436

See notes to financial statements

SA U.S. Small Company Fund		SA International Value Fund
Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

$1,037,648	$1,530,003	$16,936,186	$15,882,717
31,047,112	22,827,043	5,694,691	(13,989,583)
42,324,618	(46,118,483)	129,249,138	(127,220,754)
74,409,378	(21,761,437)	151,880,015	(125,327,620)

(1,239,797)	(1,340,724)	(19,000,352)	(11,905,295)
(19,100,258)	(27,243,542)	—	—
(20,340,055)	(28,584,266)	(19,000,352)	(11,905,295)

55,110,337	69,178,100	103,877,668	155,830,245
20,070,441	28,217,743	18,741,852	11,752,609
(92,644,131)	(85,285,331)	(143,125,130)	(138,494,707)
(17,463,353)	12,110,512	(20,505,610)	29,088,147
36,605,970	(38,235,191)	112,374,053	(108,144,768)

366,164,478	404,399,669	602,564,809	710,709,577
$402,770,448	$366,164,478	$714,938,862	$602,564,809

$(76,810)	$396,410	$14,437,653	$16,088,881

2,219,009	3,037,867	9,996,607	16,003,874
788,003	1,298,562	1,832,048	1,217,887
(3,716,376)	(3,760,085)	(13,721,237)	(14,136,387)
(709,364)	576,344	(1,892,582)	3,085,374

See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	SA International Small Company Fund
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,105,583	$6,814,716
Net realized gain (loss) on investments and foreign currency
transactions	9,009,423	3,323,085
Net increase (decrease) in unrealized appreciation (depreciation)	57,529,930	(26,660,828)
Net increase (decrease) in net assets from operations	68,644,936	(16,523,027)

Distributions to shareholders from:
Net investment income	(5,697,798)	(3,046,363)
Net realized gains	(6,714,423)	(8,910,053)
Total distributions	(12,412,221)	(11,956,416)

Share transactions
Proceeds from sale of shares	48,160,383	58,720,813
Value of distributions reinvested	12,250,170	11,806,935
Cost of shares redeemed	(68,187,244)	(72,205,124)
Total share transactions	(7,776,691)	(1,677,376)
Total increase (decrease) in net assets	48,456,024	(30,156,819)

NET ASSETS
Beginning of year	307,502,497	337,659,316
End of year	$355,958,521	$307,502,497

Undistributed net investment income, end of period	$498,276	$3,515,649

CAPITAL SHARE TRANSACTIONS
Shares sold by subscription	2,382,101	3,077,019
Shares issued for distributions reinvested	650,567	630,376
Shares redeemed	(3,347,665)	(3,800,918)
Net decrease in fund shares	(314,997)	(93,523)

See notes to financial statements

SA Emerging Markets Value Fund		SA Real Estate Securities Fund
Year Ended	Year Ended	Year Ended	Year Ended
June 30, 2017	June 30, 2016	June 30, 2017	June 30, 2016

$1,744,529	$2,302,833	$2,657,215	$4,123,760

1,497,927	(7,885,385)	3,711,505	3,112,071
37,309,754	(15,040,967)	(11,814,816)	29,215,746
40,552,210	(20,623,519)	(5,446,096)	36,451,577

(2,156,931)	(1,817,756)	(5,124,578)	(3,077,193)
—	—	(935,057)	—
(2,156,931)	(1,817,756)	(6,059,635)	(3,077,193)

37,445,922	57,015,554	29,133,080	33,128,827
2,128,135	1,793,716	5,971,264	3,031,526
(40,203,719)	(36,800,838)	(37,664,788)	(43,564,419)
(629,662)	22,008,432	(2,560,444)	(7,404,066)
37,765,617	(432,843)	(14,066,175)	25,970,318

166,787,586	167,220,429	186,215,833	160,245,515
$204,553,203	$166,787,586	$172,149,658	$186,215,833

$406,569	$702,984	$—	$2,075,088

4,252,033	7,665,171	2,545,186	3,097,563
262,086	251,926	546,319	285,454
(4,549,544)	(4,962,735)	(3,256,155)	(4,063,892)
(35,425)	2,954,362	(164,650)	(680,875)

See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	SA Worldwide Moderate Growth Fund
	Year Ended	Year Ended
	June 30, 2017	June 30, 2016(1)
INCREASE/(DECREASE) IN NET ASSETS
Operations:
Net investment income	$250,885	$58,781
Net realized gain (loss) on investments and foreign currency transactions	371,817	54,945
Net increase (decrease) in unrealized appreciation (depreciation)	1,834,977	108,924
Net increase (decrease) in net assets from operations	2,457,679	222,650

Distributions to shareholders from:
Net investment income	(242,453)	(55,637)
Net realized gains	(90,385)	—
Total distributions	(332,838)	(55,637)

Share transactions
Proceeds from sale of shares	18,266,626	12,218,002 (2)
Value of distributions reinvested	329,206	54,548
Cost of shares redeemed	(4,960,697)	(777,076)
Total share transactions	13,635,135	11,495,474
Total increase (decrease) in net assets	15,759,976	11,662,487

NET ASSETS
Beginning of year	11,662,487	—
End of year	$27,422,463	$11,662,487

Undistributed net investment income, end of period	$19,729	$5,774

CAPITAL SHARE TRANSACTIONS
Shares sold by subscription	1,777,616	1,305,312 (2)
Shares issued for distributions reinvested	32,627	5,840
Shares redeemed	(480,028)	(84,627)
Net increase in fund shares	1,330,215	1,226,525

(1)	Fund commenced operations on July 1, 2015.
(2)	On July 1, 2015, the SA Worldwide Moderate Growth Fund purchased 10,000 shares for a total of $100,000 to act as initial seed capital for the Fund.

See notes to financial statements

FINANCIAL HIGHLIGHTS

	SA U.S. Fixed Income Fund
	Year Ended June 30,
	2017	2016	2015		2014		2013
Net asset value, beginning of period	$10.22	$10.20	$10.19		$10.20		$10.24

Income from investment operations:
Net investment income (loss)	0.06	0.03	0.00	(1)	(0.02)		(0.01)
Net realized and unrealized gain
(loss) on investments	(0.05)	0.03	0.01		0.01		—
Total from investment operations	0.01	0.06	0.01		(0.01)		(0.01)

Less distributions from:
Net investment income	(0.05)	(0.03)	—		—		—
Capital gains	—	(0.01)	(0.00	)(1)	(0.00	)(1)	(0.03)
Total distributions	(0.05)	(0.04)	(0.00	)(1)	(0.00	)(1)	(0.03)

Net asset value, end of period	$10.18	$10.22	$10.20		$10.19		$10.20

Total return	0.10%	0.53%	0.22%		(0.07)%		(0.10)%
Net assets, end of period (000s)	$606,640	$615,114	$612,129		$564,205		$430,976
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%		0.65%		0.65%
Ratio of gross expenses to average net assets (2)	0.65%	0.65%	0.74%		0.75%		0.81%
Ratio of net investment income
(loss) to average net assets	0.56%	0.31%	(0.01)%		(0.23)%		(0.14)%
Portfolio turnover rate	115%	140%	202%		94%		33%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
(loss) per share would have been	$0.06	$0.03	$(0.01)		$(0.03)		$(0.03)

(1)	Amount rounds to less than $0.005 per share.
(2)	Gross expenses before waivers of expenses.

See notes to financial statements

FINANCIAL HIGHLIGHTS (Continued)

	SA Global Fixed Income Fund
	Year Ended June 30,
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$9.79	$9.63	$9.69	$9.68		$9.95

Income from investment operations:
Net investment income	0.09	0.06	0.11	0.10		0.11
Net realized and unrealized gain
(loss) on investments	(0.13)	0.17	(0.01)	—		(0.06)
Total from investment operations	(0.04)	0.23	0.10	0.10		0.05

Less distributions from:
Net investment income	(0.10)	(0.06)	(0.15)	(0.09)		(0.32)
Capital gains	(0.02)	(0.01)	(0.01)	—		—
Total distributions	(0.12)	(0.07)	(0.16)	(0.09)		(0.32)

Net asset value, end of period	$9.63	$9.79	$9.63	$9.69		$9.68

Total return	(0.33)%	2.32%	1.00%	0.99%		0.48%
Net assets, end of period (000s)	$721,120	$732,949	$753,463	$724,587		$603,798
Ratio of net expenses to average net assets	0.73%	0.73%	0.79%	0.80%		0.80%
Ratio of gross expenses to average net assets	0.73%	0.73%	0.79%	0.80	%(1)	0.80	%(1)
Ratio of net investment income
to average net assets	1.06%	0.91%	1.04%	1.00%		1.19%
Portfolio turnover rate	41%	42%	72%	24%		36%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
(loss) per share would have been	$0.09	$0.06	$0.11	$0.10		$0.11

(1)	Gross expenses before waivers of expenses.

See notes to financial statements

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Core Market Fund
	Year Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$19.56	$19.47	$18.49	$14.99	$12.57

Income from investment operations:
Net investment income	0.22	0.21	0.19	0.14	0.17
Net realized and unrealized gain
on investments	3.16	0.05	0.95	3.50	2.44
Total from investment operations	3.38	0.26	1.14	3.64	2.61

Less distributions from:
Net investment income	(0.26)	(0.17)	(0.16)	(0.14)	(0.19)
Capital gains	(0.97)	—	—	—	—
Total distributions	(1.23)	(0.17)	(0.16)	(0.14)	(0.19)

Net asset value, end of period	$21.71	$19.56	$19.47	$18.49	$14.99

Total return	17.81%	1.31%	6.22%	24.36%	20.98%
Net assets, end of period (000s)	$731,679	$668,601	$699,644	$662,126	$482,418
Ratio of net expenses to average net assets	0.93%	0.98%	1.00%	1.00%	1.00%
Ratio of gross expenses to average net assets (1)	0.93%	0.98%	1.00%	1.00%	1.07%
Ratio of net investment income
to average net assets	1.06%	1.09%	0.99%	0.89%	1.20%
Portfolio turnover rate	8%	11%	10%	11%	5%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
(loss) per share would have been	$0.22	$0.21	$0.19	$0.14	$0.16

(1)	Gross expenses before waivers of expenses.

See notes to financial statements

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Value Fund
	Year Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$16.11	$17.45	$18.08	$14.63	$11.22

Income from investment operations:
Net investment income	0.22	0.24	0.20	0.14	0.15
Net realized and unrealized gain
(loss) on investments	3.07	(0.52)	0.23	3.77	3.41
Total from investment operations	3.29	(0.28)	0.43	3.91	3.56

Less distributions from:
Net investment income	(0.25)	(0.22)	(0.17)	(0.13)	(0.15)
Capital gains	(0.64)	(0.84)	(0.89)	(0.33)	—
Total distributions	(0.89)	(1.06)	(1.06)	(0.46)	(0.15)

Net asset value, end of period	$18.51	$16.11	$17.45	$18.08	$14.63

Total return	20.67%	(1.35)%	2.54%	27.01%	31.92%
Net assets, end of period (000s)	$572,841	$519,215	$546,453	$526,814	$383,854
Ratio of net expenses to average net assets	1.00%	1.05%	1.05%	1.05%	1.05%
Ratio of gross expenses to average net assets (1)	1.00%	1.05%	1.05%	1.06%	1.14%
Ratio of net investment income
to average net assets	1.29%	1.55%	1.17%	0.90%	1.14%
Portfolio turnover rate	16%	21%	23%	20%	21%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
(loss) per share would have been	$0.22	$0.24	$0.20	$0.14	$0.14

(1)	Gross expenses before waivers of expenses.

See notes to financial statements

FINANCIAL HIGHLIGHTS (Continued)

	SA U.S. Small Company Fund
	Year Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.40	$25.64	$25.77	$21.29	$16.94

Income from investment operations:
Net investment income	0.05	0.09	0.07	0.01	0.18
Net realized and unrealized gain
(loss) on investments	4.62	(1.48)	1.11	5.12	4.40
Total from investment operations	4.67	(1.39)	1.18	5.13	4.58

Less distributions from:
Net investment income	(0.08)	(0.09)	(0.03)	(0.03)	(0.21)
Capital gains	(1.23)	(1.76)	(1.28)	(0.62)	(0.02)
Total distributions	(1.31)	(1.85)	(1.31)	(0.65)	(0.23)

Net asset value, end of period	$25.76	$22.40	$25.64	$25.77	$21.29

Total return	20.90%	(5.23)%	4.81%	24.29%	27.26%
Net assets, end of period (000s)	$402,770	$366,164	$404,400	$385,094	$298,211
Ratio of net expenses to average net assets	1.20%	1.20%	1.20%	1.20%	1.20%
Ratio of gross expenses to average net assets (1)	1.27%	1.28%	1.34%	1.35%	1.43%
Ratio of net investment income
to average net assets	0.26%	0.42%	0.27%	0.05%	0.96%
Portfolio turnover rate	12%	12%	11%	13%	23%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
(loss) per share would have been	$0.03	$0.07	$0.03	$(0.01)	$0.14

(1)	Gross expenses before waivers of expenses.

See notes to financial statements

FINANCIAL HIGHLIGHTS (Continued)

	SA International Value Fund
	Year Ended June 30,
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$9.16		$11.34	$12.59	$10.16	$8.96

Income from investment operations:
Net investment income	0.27		0.25	0.22	0.40	0.23
Net realized and unrealized gain
(loss) on investments	2.07		(2.24)	(1.08)	2.25	1.25
Total from investment operations	2.34		(1.99)	(0.86)	2.65	1.48

Less distributions from:
Net investment income	(0.30)		(0.19)	(0.39)	(0.22)	(0.28)
Capital gains	—		—	—	—	—
Total distributions	(0.30)		(0.19)	(0.39)	(0.22)	(0.28)

Net asset value, end of period	$11.20		$9.16	$11.34	$12.59	$10.16

Total return	25.81%		(17.66)%	(6.62)%	26.23%	16.59%
Net assets, end of period (000s)	$714,939		$602,565	$710,710	$725,911	$522,423
Ratio of net expenses to average net assets	1.13	%(1)	1.16%	1.26%	1.26%	1.33%
Ratio of gross expenses to average net assets	1.13	%(1)	1.16%	1.26%	1.26%	1.33%
Ratio of net investment income
to average net assets	2.51%		2.51%	2.12%	3.58%	2.32%
Portfolio turnover rate	17%		21%	21%	15%	17%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
(loss) per share would have been	$0.27		$0.25	$0.22	$0.40	$0.23

(1)	Reflects the fund’s receipt of a one time reimbursement of custody expenses paid in prior years. Had such reimbursement not been included in this period, the annualized net and gross expense ratios would have been 1.15% and 1.15%, respectively.

See notes to financial statements

FINANCIAL HIGHLIGHTS (Continued)

	SA International Small Company Fund
	Year Ended June 30,
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$18.72		$20.43	$22.05	$17.30	$15.07

Income from investment operations:
Net investment income	0.18		0.42	0.23	0.15	0.24
Net realized and unrealized gain
(loss) on investments	3.97		(1.40)	(1.42)	4.95	2.39
Total from investment operations	4.15		(0.98)	(1.19)	5.10	2.63

Less distributions from:
Net investment income	(0.36)		(0.19)	(0.31)	(0.35)	(0.40)
Capital gains	(0.42)		(0.54)	(0.12)	—	—
Total distributions	(0.78)		(0.73)	(0.43)	(0.35)	(0.40)

Net asset value, end of period	$22.09		$18.72	$20.43	$22.05	$17.30

Total return	22.87%		(4.81)%	(5.21)%	29.68%	17.55%
Net assets, end of period (000s)	$355,959		$307,502	$337,659	$337,334	$233,313
Ratio of net expenses to average net assets †	0.96	%(2)	1.04%	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets (1)†	0.96	%(2)	1.04%	1.12%	1.10%	1.17%
Ratio of net investment income
to average net assets †	0.64%		2.15%	1.15%	0.75%	1.46%
Ratio of expenses to average net assets
for the DFA Portfolio (unaudited) (3)†	0.53%		0.53%	0.53%	0.53%	0.56%
Ratio of expenses to average net
assets for the DFA Portfolio (4)†	0.53%		0.54%	0.53%	0.54%	0.56%
Portfolio turnover rate (5)	N/A		N/A	N/A	N/A	N/A
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
(loss) per share would have been	$0.18		$0.42	$0.23	$0.15	$0.23

†	The DFA Portfolio expenses are not included in the stated expense information of the SA International Small Company Fund. The financial statements of the DFA Portfolio are included elsewhere in this report.
(1)	Gross expenses before waivers of expenses.
(2)	Reflects the fund’s receipt of a one time reimbursement of custody expenses paid in prior years. Had such reimbursement not been included in this period, the annualized net and gross expense ratios would have been 0.97% and 0.97%, respectively.
(3)	The DFA Portfolio expense ratios are as of April 30, 2017, 2016, 2015, 2014 and 2013, respectively and are unaudited.
(4)	The DFA Portfolio expense ratios are for the fiscal years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.
(5)	The SA International Small Company Fund invests substantially all of its assets in the DFA Portfolio. Please refer to the financial statements of the DFA Portfolio which are included elsewhere in this report.

See notes to financial statements

FINANCIAL HIGHLIGHTS (Continued)

	SA Emerging Markets Value Fund
	Year Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of period	$7.78	$9.05	$10.51	$9.32	$9.28

Income from investment operations:
Net investment income	0.09	0.11	0.11	0.10	0.08
Net realized and unrealized gain
(loss) on investments	1.79	(1.29)	(1.43)	1.26	0.03
Total from investment operations	1.88	(1.18)	(1.32)	1.36	0.11

Less distributions from:
Net investment income	(0.10)	(0.09)	(0.13)	(0.08)	(0.07)
Capital gains	—	—	(0.01)	(0.09)	—
Total distributions	(0.10)	(0.09)	(0.14)	(0.17)	(0.07)

Net asset value, end of period	$9.56	$7.78	$9.05	$10.51	$9.32

Total return	24.42%	(12.95)%	(12.53)%	14.70%	1.13%
Net assets, end of period (000s)	$204,553	$166,788	$167,220	$162,333	$96,991
Ratio of net expenses to average net assets	1.40%	1.40%	1.45%	1.45%	1.45%
Ratio of gross expenses to average net assets (1)	1.66%	1.72%	1.83%	1.93%	2.03%
Ratio of net investment income
to average net assets	0.93%	1.52%	1.17%	1.12%	0.90%
Portfolio turnover rate	21%	13%	14%	10%	7%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
(loss) per share would have been	$0.07	$0.09	$0.07	$0.06	$0.03

(1)	Gross expenses before waivers of expenses.

See notes to financial statements

FINANCIAL HIGHLIGHTS (Continued)

	SA Real Estate Securities Fund
	Year Ended June 30,
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$12.17	$10.03	$9.94	$9.04		$8.50

Income from investment operations:
Net investment income	0.21	0.26	0.19	0.20		0.15
Net realized and unrealized gain (loss) on investments	(0.59)	2.07	0.13	0.86		0.51
Total from investment operations	(0.38)	2.33	0.32	1.06		0.66

Less distributions from:
Net investment income	(0.35)	(0.19)	(0.23)	(0.16)		(0.12)
Capital gains	(0.06)	—	—	—		—
Total distributions	(0.41)	(0.19)	(0.23)	(0.16)		(0.12)

Net asset value, end of period	$11.38	$12.17	$10.03	$9.94		$9.04

Total return	(2.98)%	23.56%	3.12%	12.10%		7.81%
Net assets, end of period (000s)	$172,150	$186,216	$160,246	$150,198		$105,040
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%		1.00%
Ratio of gross expenses to
average net assets (1)	1.05%	1.06%	1.23%	1.31%		1.38%
Ratio of net investment income
to average net assets	1.53%	2.43%	1.85%	2.43%		1.67%
Portfolio turnover rate	7%	7%	3%	0	%(2)	2%
Without giving effect to the expense waiver
described in Note 2 to the Financial
Statements, net investment income
(loss) per share would have been	$0.20	$0.25	$0.17	$0.18		$0.11

(1)	Gross expenses before waivers of expenses.
(2)	Amount rounds to less than 0.5%.

See notes to financial statements

FINANCIAL HIGHLIGHTS (Continued)

	SA Worldwide Moderate Growth Fund
	Year Ended June 30,
	2017	2016‡
Net asset value, beginning of period	$9.51	$10.00

Income from investment operations:
Net investment income	0.14	0.10
Net realized and unrealized gain (loss) on investments	1.27	(0.49)
Total from investment operations	1.41	(0.39)

Less distributions from:
Net investment income	(0.14)	(0.10)
Capital gains	(0.05)	—
Total distributions	(0.19)	(0.10)

Net asset value, end of period	$10.73	$9.51

Total return	15.04%	(3.89	)%(1)
Net assets, end of period (000s)	$27,422	$11,662
Ratio of net expenses to average net assets	0.00%	0.00	%(2)
Ratio of gross expenses to average net assets (3)	0.61%	2.72	%(2)
Ratio of net investment income to average net assets	1.32%	1.11	%(2)
Portfolio turnover rate	11%	5%
Without giving effect to the expense waiver described in Note 2 to the Financial
Statements, net investment income (loss) per share would have been	$0.10	$(0.02)

‡	Fund commenced operations on July 1, 2015.
(1)	Periods less than one year are not annualized.
(2)	Annualized for periods less than one year.
(3)	Gross expenses before waivers of expenses.

See notes to financial statements

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017

1. Organization and Significant Accounting Policies

SA Funds — Investment Trust (the “Trust”) is a Delaware statutory trust that was organized on June 16, 1998. The Agreement and Declaration of Trust permits the Trust to offer separate portfolios (“Funds”) of shares of beneficial interest and different classes of shares of each Fund. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), and currently offers the following ten Funds, each of which (with the exception of the SA Worldwide Moderate Growth Fund) is a diversified mutual fund as defined in the 1940 Act:

SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Core Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund
SA Worldwide Moderate Growth Fund

All of the Funds commenced investment operations on August 5, 1999, except the SA Global Fixed Income Fund, which commenced operations on July 29, 1999, the SA U.S. Fixed Income Fund, SA Emerging Markets Value Fund, and SA Real Estate Securities Fund, which commenced operations on April 2, 2007, and the SA Worldwide Moderate Growth Fund, which commenced operations on July 1, 2015.

The SA International Small Company Fund invests substantially all of its assets in the International Small Company Portfolio (the “DFA Portfolio”), a series of DFA Investment Dimensions Group Inc., a separate registered investment company. The DFA Portfolio has the same investment objective as SA International Small Company Fund and invests its assets in The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The Canadian Small Company Series, each a series of The DFA Investment Trust Company (each a “Series”), an open-end management investment company. As of June 30, 2017, the SA International Small Company Fund held approximately 2.82% of the DFA Portfolio. The performance of the SA International Small Company Fund is directly affected by the performance of the DFA Portfolio. The financial statements of the DFA Portfolio and the Series in which it invests are included elsewhere in this report and should be read in conjunction with the financial statements of the SA International Small Company Fund.

The SA Worldwide Moderate Growth Fund invests substantially all of its assets in the Underlying SA Funds managed by the Adviser comprising various asset categories and strategies. The Adviser has established an asset allocation target for the Fund. This target is the approximate percentage of the Fund’s assets that will be invested in equity investments and fixed income investments. Under normal market conditions, the Fund currently expects that it will invest approximately 75% of its assets in equity investments and approximately 25% of its assets in fixed income investments as represented by the holdings of the Underlying SA Funds. The performance of the SA Worldwide Moderate Growth Fund is directly affected by the performance of the Underlying SA Funds. The financial statements of the Underlying SA Funds are included elsewhere in the report and should be read in conjunction with the financial statements of the SA Worldwide Moderate Growth Fund.

Use of Estimates — The Funds are investment companies that follow the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following summarizes the significant accounting policies of the Funds:

Security Valuation — Domestic equity securities listed on an exchange or stock market for which market quotations are readily available are valued according to the official closing price, if any, or at their last reported sale price on the exchange or stock market where the security is primarily traded, or in the absence of such reported prices, at the mean between the most recent quoted bid and asked prices. Domestic equity securities traded on the over-the-counter markets are valued at the mean between the most recent quoted bid and asked prices in the absence of an official closing price or last reported sale price.

Foreign equity securities traded on a foreign exchange or over-the-counter markets are generally valued at the most recent quoted bid price in the absence of an official closing price or last reported sale price. Foreign securities quoted in foreign currencies are translated into U.S. dollars using prevailing exchange rates.

Fixed income investments are generally valued based on prices received from independent pricing services. In determining the value of a fixed income investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures.

Shares of registered open-end investment companies are valued at the investment company’s net asset value. Forward currency contracts are valued based on prices received from independent pricing services. Securities for which market quotations are not readily available, or for which available quotations appear not to accurately reflect the current value of an investment, are valued at fair value as determined in good faith by a pricing committee (the “Pricing Committee”) (or its designee) appointed by the Board of Trustees of the Trust (the “Board” or the “Trustees”) pursuant to procedures approved by the Board.

Certain Funds hold securities traded in foreign markets. Foreign securities are valued at the latest market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be valued at fair value as determined in good faith by the Pricing Committee (or its designee). Any determinations of fair value made by the Pricing Committee (or its designee) are presented to the Board for ratification.

Valuation of securities by the DFA Portfolio and the Series in which it invests is discussed in the “Selected Financial Statements of DFA Investment Dimensions Group Inc. – Notes to Financial Statements,” and “Selected Financial Statements of the DFA Investment Trust Company – Notes to Financial Statements,” which are included elsewhere in this report.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

Fair Value Measurement — The Board has adopted provisions respecting fair value measurement which provide enhanced guidance to the Pricing Committee (or its designee) for using fair value to measure assets and liabilities. The Funds value their investments based on a three-level hierarchy of inputs that establishes classification of fair value measurements for disclosure purposes. If inputs used to measure a financial instrument fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. The three-level hierarchy of inputs is summarized in the three broad levels below.

Level 1 – quoted prices in active markets for identical investments.

Level 2 – significant observable inputs other than quoted prices within Level 1 (including quoted prices for similar investments, interest rates, yield curves, foreign exchange rates, put or call provisions, credit risk and default rates for similar securities).

Level 3 – significant unobservable inputs to the extent that observable inputs are not available (including the Pricing Committee’s own assumptions used to determine the fair value of investments).

Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The tables below provide a summary of the inputs as of June 30, 2017, in valuing each Fund’s investments:

	Investments in Securities
Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Balance as of June 30, 2017
SA U.S. Fixed Income Fund (a)
Bonds and Notes	$—	$600,408,600	$—	$600,408,600
Short-Term Investments	2,044,429	—	—	2,044,429
Total Investments	$2,044,429	$600,408,600	$—	$602,453,029
SA Global Fixed Income Fund (a)
Assets:
Bonds and Notes	$—	$714,890,586	$—	$714,890,586
Short-Term Investments	45,378,464	—	—	45,378,464
Other Financial Instruments
Forward Foreign Currency Contracts	—	592	—	592
Total Investments	$45,378,464	$714,891,178	$—	$760,269,642
Liabilities:
Other Financial Instruments
Forward Foreign Currency Contracts	$—	$(919,068)	$—	$(919,068)
SA U.S. Core Market Fund (a)
Common Stocks	$699,510,841	$—	$—	$699,510,841
Rights and Warrants	—	—	13,348	13,348
Mutual Funds	29,972,252	—	—	29,972,252
Short-Term Investments	7,520,922	—	—	7,520,922
Total Investments	$737,004,015	$—	$13,348	$737,017,363

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

	Investments in Securities
	Unadjusted
	Quoted Prices in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable		Total Balance
	Investments	Inputs	Inputs		as of
Description	(Level 1)	(Level 2)	(Level 3)		June 30, 2017
SA U.S. Value Fund (a)
Common Stocks	$571,895,269	$—	$—		$571,895,269
Short-Term Investments	5,967,060	—	—		5,967,060
Total Investments	$577,862,329	$—	$—		$577,862,329
SA U.S. Small Company Fund (a)
Common Stocks	$401,690,072	$—	$—	†	$401,690,072	†
Rights and Warrants	—	—	7,534	†	7,534	†
Short-Term Investments	18,442,973	—	—		18,442,973
Total Investments	$420,133,045	$—	$7,534		$420,140,579
SA International Value Fund (a)
Common Stocks	$702,893,400	$—	$—	†	$702,893,400	†
Preferred Stocks	6,319,422	—	—		6,319,422
Rights and Warrants	67,485	—	—		67,485
Short-Term Investments	26,387,522	—	—		26,387,522
Total Investments	$735,667,829	$—	$—		$735,667,829
SA International Small Company Fund (a)
Mutual Funds	$356,186,884	$—	$—		$356,186,884
Total Investments	$356,186,884	$—	$—		$356,186,884
SA Emerging Markets Value Fund (b)
Common Stocks	$196,029,855	$153,561	$261,486	†	$196,444,902	†
Preferred Stocks	6,714,167	23,545	—		6,737,712
Short-Term Investments	2,613,797	—	—		2,613,797
Total Investments	$205,357,819	$177,106	$261,486		$205,796,411
SA Real Estate Securities Fund (a)
Common Stocks	$170,853,713	$—	$—		$170,853,713
Short-Term Investments	1,173,198	—	—		1,173,198
Total Investments	$172,026,911	$—	$—		$172,026,911
SA Worldwide Moderate Growth Fund (a)
Mutual Funds	$27,413,654	$—	$—		$27,413,654
Total Investments	$27,413,654	$—	$—		$27,413,654

†	Contains securities with a market value of zero.

(a)	For the year end June 30, 2017, there was no transfer activity between Level 1 and Level 2.

(b)

For the year ended June 30, 2017: common stocks valued at $194,587 were transferred from Level 1 to Level 3; common stocks valued at $13,460 were transferred from Level 1 to Level 2; common stocks valued at $161,297 were transferred from Level 2 to Level 1; and common stocks valued at $171,070 were transferred from Level 3 to Level 1.

114

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

Transfers between investment valuation levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds’ policy is to recognize transfers between the levels as of the end of the fiscal year.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the fiscal year-to-date activity of Level 3 securities held at the beginning and the end of the fiscal year.

									Net Change
									in Unrealized
					Total				Appreciation
					realized and				(Depreciation)
	Beginning			Accrued	unrealized	Transfers	Transfers	Ending	on Investments
	Balance			discounts	gains	in to	out of	Balance	Held at
	July 1, 2016	Purchases	Sales	(premiums)	(losses)*	Level 3	Level 3	June 30, 2017	June 30, 2017*
SA U.S. Core
Market Fund
Rights and Warrants	$13,348	—	—	—	—	—	—	$13,348	—
SA U.S. Small
Company Fund
Common Stocks(1)(2)	—	—	(8,841)	—	8,841	—	—	—	72,358
Rights and
Warrants(1)(2)	—	—	—	—	7,534	—	—	7,534	20,301
SA Emerging Markets
Value Fund
Common Stocks(1)(2)	111,743	—	(7,039)	—	133,265	194,587	(171,070)	261,486	13,336

(1)	Level 3 at July 1, 2016 included securities with a fair value of $0.

(2)	Level 3 at June 30, 2017 included securities with a fair value of $0.

*	All net realized and change in unrealized gains (losses) are reflected on the accompanying Statements of Operations.

Securities Lending — The Funds may lend any of their securities held by State Street Bank and Trust Company (“State Street”) as custodian to certain qualified broker-dealers, banks and other institutions, except those securities which the Adviser specifically identifies as not being available. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Funds. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a fund maintains cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies or instrumentalities, a loan of sovereign debt issued by non-U.S. governments, or a loan of non-U.S. corporate debt, 102% of the current market value of the loaned securities with respect to other U.S. securities and 105% of the current market value of the loaned securities with respect to foreign equity securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a money market fund registered under the 1940 Act. A portion of the income received on the collateral is rebated to the borrower of the securities, and the remainder is split between the Agent and the Fund.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

As of June 30, 2017, the following Funds had securities on loan, which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

				Total
				Collateral
			Value of	(Including
	Value of	Value of Cash	Non-Cash	Calculated
	Securities	Collateral	Collateral*	Mark)†
SA Global Fixed Income Fund	$61,566,519	$44,360,044	$18,572,803	$62,864,864
SA U.S Core Market Fund	$22,786,283	$5,672,668	$17,602,777	$23,325,356
SA U.S. Value Fund	$7,780,853	$5,284,250	$2,657,577	$7,964,215
SA U.S. Small Company Fund	$31,966,429	$17,378,660	$15,501,167	$32,788,726
SA International Value Fund	$51,369,846	$25,909,348	$27,146,704	$52,893,978
SA Emerging Markets Value Fund	$3,624,066	$2,287,845	$1,631,792	$3,938,597
SA Real Estate Securities Fund	$3,756,501	$400,280	$3,449,033	$3,844,868

†	Balances represent the end-of-day fair market value of securities lending collateral that will be reflected by the Funds as of the next business day.

*	The Funds cannot repledge or resell this collateral. The non-cash collateral is comprised of U.S. government securities.

The following table provides increased transparency about the types of collateral pledged for securities lending transactions that are accounted for as secured borrowing.

	Remaining Contractual Maturity of the Agreements
	As of June 30, 2017
	Overnight and		Between
Securities Lending Transaction(1)	Continuous	<30 days	30 & 90 days	>90 days	Total
SA Global Fixed Income Fund
Bonds and Notes	$44,360,044	$—	$—	$—	$44,360,044
Total Borrowings	$44,360,044	$—	$—	$—	$44,360,044
Gross amount of recognized liabilities for securities lending transactions					$44,360,044

SA U.S. Core Market Fund
Common Stocks	$5,672,668	$—	$—	$—	$5,672,668
Total Borrowings	$5,672,668	$—	$—	$—	$5,672,668
Gross amount of recognized liabilities for securities lending transactions					$5,672,668

SA U.S. Value Fund
Common Stocks	$5,284,250	$—	$—	$—	$5,284,250
Total Borrowings	$5,284,250	$—	$—	$—	$5,284,250
Gross amount of recognized liabilities for securities lending transactions					$5,284,250

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

	Remaining Contractual Maturity of the Agreements
	As of June 30, 2017
	Overnight and		Between
Securities Lending Transaction(1)	Continuous	<30 days	30 & 90 days	>90 days	Total
SA U.S. Small Company Fund
Common Stocks	$17,378,660	$—	$—	$—	$17,378,660
Total Borrowings	$17,378,660	$—	$—	$—	$17,378,660
Gross amount of recognized liabilities for securities lending transactions					$17,378,660

SA International Value Fund
Common Stocks	$25,909,348	$—	$—	$—	$25,909,348
Total Borrowings	$25,909,348	$—	$—	$—	$25,909,348
Gross amount of recognized liabilities for securities lending transactions					$25,909,348

SA Emerging Markets Value Fund
Common Stocks	$2,287,845	$—	$—	$—	$2,287,845
Total Borrowings	$2,287,845	$—	$—	$—	$2,287,845
Gross amount of recognized liabilities for securities lending transactions					$2,287,845

SA Real Estate Securities Fund
Common Stocks	$400,280	$—	$—	$—	$400,280
Total Borrowings	$400,280	$—	$—	$—	$400,280
Gross amount of recognized liabilities for securities lending transactions					$400,280

(1)	Amounts represent the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand. The payable will be allocated into categories of securities based on the market value of the securities on loan.

Foreign Currency Translation and Foreign Investments — The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign currency exchange rates prevailing at the end of the period. Purchases and sales of investment securities are translated at contractual currency exchange rates established at the time of the trade. Income and expenses are translated at prevailing exchange rates on the respective dates of such transactions.

The results of operations resulting from changes in foreign exchange rates on investments are not reported separately from fluctuations arising from changes in market prices of securities held. All such fluctuations are included with net realized and unrealized gain or loss on investments.

Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. Investments in foreign securities are subject to fluctuations in currency exchange rates, which may negatively affect the value of a Fund’s portfolio. Additional risks may include exposure to less developed or less efficient trading markets; social, political or economic instability; nationalization of assets, currency controls or redenomination; changes in tax policy; high transaction costs; settlement, custodial or other operation risks; and less stringent accounting, auditing, financial reporting, and legal standards and practices. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

Forward Foreign Currency Exchange Contracts — Each Fund that may invest in foreign securities may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. By entering into a forward contract for the purchase or sale for a fixed amount of dollars of the amount of foreign currency involved in an underlying security transaction, a fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

The market value of a contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the 4:00 PM Eastern Time pricing for the forward currency exchange rate, and the change in market value is recorded as unrealized appreciation (depreciation) on foreign currency and forward currency transactions in a fund’s statement of assets and liabilities. When the contract is closed, a realized gain or loss is recognized, which is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, and recorded as realized gain (loss) on foreign currency and forward currency transactions in a fund’s Statement of Operations.

Forward foreign currency exchange contracts may involve risks from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2017, the SA Global Fixed Income Fund had the following open forward foreign currency exchange contracts:

		Local	Aggregate		Unrealized
	Delivery	Currency	Face	Total	Appreciation/
	Date	Amount	Amount	Value	(Depreciation)
Canadian Dollar (sell)	07/28/2017	5,575,992	$4,261,698	$4,301,652	$(39,954)
Canadian Dollar (sell)	07/28/2017	2,543,063	$1,962,462	$1,961,870	$592
Euro Currency (sell)	07/19/2017	8,596,760	$9,722,204	$9,825,826	$(103,622)
Swedish Krona (sell)	07/18/2017	126,338,163	$14,319,620	$15,006,959	$(687,339)
Singapore Dollar (sell)	08/14/2017	11,051,663	$7,944,146	$8,032,299	$(88,153)
					$(918,476)

The Funds have adopted provisions surrounding disclosures regarding derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that will help the SA Global Fixed Income Fund mitigate its counterparty risk, the SA Global Fixed Income Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the SA Global Fixed Income Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the SA Global Fixed Income Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the SA Global Fixed Income Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in its Statement of Assets and Liabilities.

The following tables, grouped into appropriate risk categories, disclose the amounts related to the Fund’s use of derivative instruments and hedging activities at June 30, 2017, on a gross basis:

			Gain or (Loss) on Derivatives
			Recognized in Income
	Asset Derivative	Liability Derivative	Realized	Change in
Risk Type	Fair Value(1)	Fair Value(2)	Gain(3)	Depreciation(4)
Foreign currency	$592	$919,068	$2,957,073	$(2,163,207)

Forward Currency Contracts Assets and Collateral Held by Counterparty as of June 30, 2017:

Gross Amount
of Assets
	Presented in	Financial
	Statements of	Instruments	Collateral
Counterparty	Assets & Liabilities	Available for Offset	Received	Net Amount
State Street Bank and Trust Co.	$592	$(592)	—	—

Forward Currency Contracts Liabilities and Collateral Pledged as of June 30, 2017:

Gross Amounts
of Liabilities
	Presented in	Financial
	Statements of	Instruments	Collateral
Counterparty	Assets & Liabilities	Available for Offset	Pledged	Net Amount
State Street Bank and Trust Co.	$919,068	$(592)	—	$918,476

(1) Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

(2) Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts held.

(3) Statement of Operations location: Realized gain (loss) on: Foreign currency and forward currency transactions.

(4) Statement of Operations location: Increase (decrease) in unrealized appreciation (depreciation) on: Foreign currency and forward currency translations.

For the fiscal year ended June 30, 2017, the average monthly principal amount of forward foreign currency exchange contracts was $28,624,853.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

Investment Transactions, Income and Expenses — Investments in securities are accounted for as of trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of discounts and premiums based on the effective interest method. Gains and losses are determined on the identified cost basis, which is the same for U.S. federal income tax purposes.

The Funds characterize distributions received from mutual fund investments on the Statements of Operations using the same characterization as the distribution received.

Expenses directly attributable to a specific Fund are charged to the respective Fund. Expenses that cannot be attributed to a particular Fund are apportioned among the Funds evenly or based on relative net assets.

Indemnifications — Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Trustees are also indemnified against certain liabilities pursuant to an Indemnity Agreement between the Trust and each Trustee. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposures under these arrangements are unknown as this would involve potential future claims against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Foreign Taxes — Each Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, or capital gains on investments or currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Fund invests. These foreign taxes, if any, are paid by each Fund and are disclosed in its Statement of Operations. Foreign taxes payable as of June 30, 2017, if any, are reflected in each Fund’s Statement of Assets and Liabilities.

Federal Income Tax — Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of the Funds’ taxable income and net capital gain to their shareholders. Therefore, no income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2017, and for all open tax year, each Fund has determined that no liability for unrecognized tax benefits is required in each Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

The Trust management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded with respect to uncertain tax positions taken on returns filed for open tax years (2014- 2016), or expected to be taken in the Funds’ 2017 tax returns.

For federal income tax purposes, realized capital losses may be carried over to offset future realized capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by a fund in taxable years beginning after December 22, 2010 are not subject to expiration and retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment taxable years.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

As of June 30, 2017, for U.S. federal income tax purposes, the SA International Value Fund had a realized capital loss carryforward available to offset future net realized capital gains in the amount of $25,307,892 expiring on June 30, 2018.

As of June 30, 2017, for U.S. federal income tax purposes, the SA U.S. Fixed Income Fund had an amount of $523,508 in unlimited short-term losses and the SA Emerging Markets Value Fund and SA International Value Fund had an amount of $8,314,228 and $10,114,767 in unlimited long-term losses, respectively, available to offset future net realized gains.

The federal income tax character of distributions paid to shareholders during the fiscal years ended June 30, 2017 and 2016 were as follows:

	2017		2016
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gain	Income	Capital Gain
SA U.S. Fixed Income Fund	$3,028,691	$—	$2,581,033	$53,386
SA Global Fixed Income Fund	8,412,698	1,085,104	4,200,039	521,751
SA U.S. Core Market Fund	8,724,485	32,156,314	5,958,899	—
SA U.S. Value Fund	7,687,159	19,834,192	7,277,084	25,729,294
SA U.S. Small Company Fund	2,083,890	18,256,165	1,945,674	26,638,592
SA International Value Fund	19,000,352	—	11,905,295	—
SA International Small Company Fund	5,697,798	6,714,423	3,046,363	8,910,053
SA Emerging Markets Value Fund	2,156,931	—	1,817,756	—
SA Real Estate Securities Fund	4,732,336	1,327,299	3,077,193	—
SA Worldwide Moderate Growth Fund	246,882	85,956	55,637	—

As of June 30, 2017, the components of distributable earnings on a federal income tax basis were:

				Post October
	Undistributed	Undistributed	Unrealized	Capital/
	Ordinary	Long-Term	Appreciation/	Late Year	Capital Loss
	Income	Capital Gains	(Depreciation)	Ordinary Loss	Carryforward
SA U.S. Fixed Income Fund	$535,039	$—	$(779,452)	$—	$(523,508)
SA Global Fixed Income Fund	458,531	—	(173,098)	(46,049)	—
SA U.S. Core Market Fund	3,427,572	15,517,021	364,760,448	—	—
SA U.S. Value Fund	4,787,149	24,622,205	189,062,463	—	—
SA U.S. Small Company Fund	2,245,890	20,536,663	128,513,591	—	—
SA International Value Fund	14,615,772	—	46,957,010	—	(35,422,659)
SA International Small
Company Fund	498,276	7,934,868	112,861,559	—	—
SA Emerging Markets Value Fund	1,097,674	—	6,718,204	—	(8,314,228)
SA Real Estate Securities Fund	—	1,432,504	58,329,748	—	—
SA Worldwide Moderate
Growth Fund	19,729	379,321	1,893,370	—	—

During the fiscal year ended June 30, 2017, SA Emerging Markets Value Fund and SA Real Estate Securities Fund utilized $1,372,080 and $831,322 of capital loss carryforward, respectively.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

Distributions to Shareholders — Each Fund, excluding the SA Global Fixed Income Fund and the SA U.S. Fixed Income Fund, declares and pays dividends from its net investment income, if any, annually. The SA Global Fixed Income Fund and the SA U.S. Fixed Income Fund declare and pay dividends from net investment income, if any, quarterly. All of the Funds declare and pay distributions from net realized capital gains, if any, at least annually.

The SA Real Estate Securities Fund characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs in which the Fund invests, the characterization will be estimated based on available information, which may include the previous year’s allocation. If new or additional information becomes available from one or more of those REITs at a later date, a recharacterization will be made in the following year. The Fund records any amount recharacterized as dividend income as ordinary income, any amount recharacterized as long-term capital gain as realized gain in the Statement of Operations, and any amount recharacterized as a return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities and in the Portfolio of Investments. These recharacterizations are reflected in the accompanying financial statements.

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles in the U.S. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. To the extent that distributions exceed the sum of net investment income and net capital gains for federal income tax purposes, they are reported as distributions of paid-in capital. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and undistributed accumulated net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax differences such as wash sales, passive foreign investment companies, non-REIT return of capital, and foreign currency transactions that will reverse in a subsequent period. During any particular year, a fund’s net realized gains from investment transactions in excess of available capital loss carry forwards will be taxable to a fund if not distributed and, therefore, will be distributed to shareholders annually.

At June 30, 2017, as a result of permanent book-to-tax difference, the following reclassification and adjustments were made on the Statements of Assets and Liabilities:

		Undistributed	Accumulated
	Paid-in	Net Investment	Net Realized
	Capital	Income	Gain (Loss)
SA U.S. Fixed Income Fund	$ —	$—	$—
SA Global Fixed Income Fund	—	(484,730)	484,730
SA U.S. Core Market Fund	—	(181,550)	181,550
SA U.S. Value Fund	—	(433,241)	433,241
SA U.S. Small Company Fund	(2)	(271,071)	271,073
SA International Value Fund	(1)	412,938	(412,937)
SA International Small Company Fund	—	574,842	(574,842)
SA Emerging Markets Value Fund	—	115,987	(115,987)
SA Real Estate Securities Fund	—	392,275	(392,275)
SA Worldwide Moderate Growth Fund	—	5,523	(5,523)

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

2. Agreements and Transactions with Affiliates

The Trust has an Investment Advisory and Administrative Services Agreement with the Adviser (the “Investment Advisory Agreement”) under which the Adviser manages the investments of, and provides administrative services to, each Fund. The Adviser is an indirect, wholly-owned subsidiary of Loring Ward Holdings, Inc., a U.S. company based in San Jose, California. Loring Ward Holdings, Inc. is controlled by Mr. Eli Reinhard through his sole ownership interest in Arcadia Loring Ward, LLC and Mr. Reinhard’s role as the sole trustee of ten trusts administered for the benefit of Mr. Reinhard’s family, each of which has an ownership interest in Loring Ward Holdings, Inc. For the advisory services provided to the Funds, the Adviser is entitled to a fee from each Fund computed daily and payable monthly at an annual rate based on each Fund’s average daily net assets as follows:

Advisory
Fees
SA U.S. Fixed Income Fund	0.15%
SA Global Fixed Income Fund	0.25%
SA U.S. Core Market Fund	0.45%
SA U.S. Value Fund	0.45%
SA U.S. Small Company Fund	0.45%
SA International Value Fund	0.50%
SA International Small Company Fund	0.50%
SA Emerging Markets Value Fund	0.50%
SA Real Estate Securities Fund	0.35%
SA Worldwide Moderate Growth Fund	0.00% *

* The management fee for the SA Worldwide Moderate Growth Fund has two components. There is no management fee on assets invested in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The Fund is subject to a management fee of 0.25% on assets invested in any other investments. The Fund does not currently intend to make investments that would be subject to a management fee.

For the administrative services provided to the Funds, the Adviser is entitled to a fee from each Fund, except the SA Worldwide Moderate Growth Fund, computed daily and payable monthly at the annual rate of 0.10% of the average daily net assets of each Fund.

The Trust and the Adviser have jointly entered into an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser. For the sub-advisory services provided to the Funds, except the SA Worldwide Moderate Growth Fund, the Sub-Adviser is entitled to a fee from each Fund computed daily and payable monthly at an annual rate based on each Fund’s average daily net assets. The SA International Small Company Fund will not pay a fee to the Sub-Adviser for its sub-advisory services for as long as it invests substantially all of its assets in the DFA Portfolio. However, the Sub-Adviser receives an administration fee from the DFA Portfolio and also receives advisory fees for providing advisory services to the Series in which the DFA Portfolio invests.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

Sub-Advisory
Fees
SA U.S. Fixed Income Fund	0.05%
SA Global Fixed Income Fund	0.05%
SA U.S. Core Market Fund	0.0462%*
SA U.S. Value Fund	0.10%
SA U.S. Small Company Fund	0.35%
SA International Value Fund	0.20%
SA Emerging Markets Value Fund	0.50%
SA Real Estate Securities Fund	0.15%
* The Sub-Adviser will not receive any sub-advisory fee for its sub-advisory services to the SA U.S. Core Market Fund with respect to any assets of the SA U.S. Core Market Fund invested in the U.S. Micro Cap Portfolio of the DFA Investment Dimensions Group Inc. For its management services, the Sub-Adviser receives an investment advisory fee from the U.S. Micro Cap Portfolio.

The Trust has a Shareholder Servicing Agreement with the Adviser. For the shareholder services provided to the Funds, the Adviser is entitled to a fee from each Fund computed daily and payable monthly at the annual rate of 0.25% of the average daily net assets of each Fund (now designated the Investor Class of shares, as discussed below in “6. Subsequent Events”), except from the SA Worldwide Moderate Growth Fund. There is no shareholder servicing fee on assets of the SA Worldwide Moderate Growth Fund that are invested in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, money market funds or held in cash or cash equivalents. The SA Worldwide Moderate Growth Fund is subject to a shareholder servicing fee of 0.25% on assets invested in any other investment. The SA Worldwide Moderate Growth Fund does not currently intend to make investments that would be subject to a shareholder servicing fee.

The Adviser has contractually agreed to waive its advisory fees and/or to reimburse expenses to the extent each Fund’s (now designated the Investor Class of shares) (with the exception of the SA Worldwide Moderate Growth Fund) operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) exceed, in the aggregate, the rate per annum shown in the table below. This agreement will remain in effect until October 28, 2021, at which time the agreement may be continued, modified or eliminated and net expenses will be adjusted as necessary. In addition, the Adviser has contractually agreed to waive fees and/or reimburse expenses so that the SA Worldwide Moderate Growth Fund’s total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed the total annual acquired fund fees and expenses related to the Fund’s investments in the Underlying SA Funds, any other investment companies advised or sub-advised by the Adviser, or any money market fund. This agreement will remain in effect until July 1, 2025, at which time the agreement may be continued, modified or eliminated and net expenses will be adjusted as necessary. These agreements may only be amended or terminated during their terms with the approval of the Board.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

Expense
Limitation
SA U.S. Fixed Income Fund	0.65%
SA Global Fixed Income Fund	0.80%
SA U.S. Core Market Fund	1.00%
SA U.S. Value Fund	1.05%
SA U.S. Small Company Fund	1.20%
SA International Value Fund	1.20%
SA International Small Company Fund	1.10%
SA Emerging Markets Value Fund	1.40%
SA Real Estate Securities Fund	1.00%
SA Worldwide Moderate Growth Fund	0.00%

The Adviser may elect to recapture any amounts waived or reimbursed pursuant to the above agreement, subject to the following conditions: (1) the Adviser must request reimbursement within three years from the end of the year in which the waiver/reimbursement is made, (2) the Board must approve the reimbursement, (3) reimbursement will be permitted if, and to the extent that, the relevant Fund does not exceed its operating expense limitation after giving effect to the reimbursement, and (4) the Adviser may not request or receive reimbursements for the reductions and waivers before payment of the relevant Fund’s operating expenses for the current fiscal year. During the fiscal year ended June 30, 2017, the Adviser recaptured $99,599 from SA U.S. Fixed Income Fund and $47,235 from SA U.S. Value Fund pursuant to these conditions. As of June 30, 2017 the following amounts are subject to this recapture through June 30, 2018, June 30, 2019 and June 30, 2020, respectively.

	Expires	Expires	Expires
	June 30, 2018	June 30, 2019	June 30, 2020
SA U.S. Fixed Income Fund	$545,837	$—	$—
SA U.S. Small Company Fund	528,002	310,516	296,402
SA Emerging Markets Value Fund	623,893	480,239	481,743
SA Real Estate Securities Fund	383,400	108,097	94,819

Trustees’ Fees and Expenses — For their services as Trustees, the Trustees of the Trust received an annual retainer fee of $90,000, as well as reimbursement for expenses incurred in connection with each meeting of the Board and its Committees. The Chairman of the Board received an additional $9,000 per year.

Prior to January 1, 2017, the annual compensation of each Trustee was $85,000. In addition, the Chairman of the Board’s annual supplemental compensation was $8,500.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

Sub-Administration Fees — State Street serves as sub-administrator for the Trust, pursuant to a Sub-Administration Agreement with the Trust and the Adviser. State Street receives a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust as follows: 0.02% of the first $1.5 billion of net assets and 0.0175% of net assets over $1.5 billion. The fee is then allocated to each Fund based on the relative net assets of each Fund, subject to a minimum fee of $70,000 annually per Fund, except for the SA International Small Company Fund and the SA Worldwide Moderate Growth Fund, which are subject to a minimum fee of $50,000 annually per Fund. Fees are calculated for the fund complex and then allocated to the Funds based upon each Fund’s total net assets, which may cause a fund to pay less than the minimum annual charge.

3. Purchases and Sales of Securities

Excluding short-term investments, each Fund’s purchases and sales of securities for the fiscal year ended June 30, 2017 were as follows:

	Purchases		Sales
	U.S.		U.S.
	Government	Other	Government	Other
SA U.S. Fixed Income Fund	$414,052,621	$286,512,836	$413,567,214	$290,301,493
SA Global Fixed Income Fund	12,423,509	286,577,301	5,030,482	291,663,090
SA U.S. Core Market Fund	0	57,141,200	0	98,857,962
SA U.S. Value Fund	0	90,549,063	0	130,225,955
SA U.S. Small Company Fund	0	49,126,770	0	83,144,375
SA International Value Fund	0	115,935,459	0	140,198,159
SA International Small Company Fund	N/A	N/A	N/A	N/A
SA Emerging Markets Value Fund	0	39,376,848	0	40,204,510
SA Real Estate Securities Fund	0	11,438,324	0	14,721,920
SA Worldwide Moderate Growth Fund	0	15,873,119	0	2,037,069

N/A — The SA International Small Company Fund invests substantially all of its assets in the DFA Portfolio. Please refer to the financial statements of the DFA Portfolio which are included elsewhere in this report.

SA FUNDS

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2017 (Continued)

4. Capital Shares and Affiliated Ownership

The SA Worldwide Moderate Growth Fund invests in Underlying Securities and other Investment Companies, certain of which may be deemed to be under common control because of the same or affiliated investment adviser and membership in a common family of investment companies (the “Affiliated Underlying Funds”). A summary of the transactions with each Affiliated Underlying Fund during the fiscal year ended June 30, 2017 follows:

	Balance of			Balance of
	Shares			Shares		Realized
	Held at	Gross	Gross	Held at	Value at	Gain	Distributions
	6/30/2016	Additions	Sales	06/30/2017	06/30/2017	(Loss)	Received(a)
SA Emerging Market Value Funds	151,396	169,829	(34,643)	286,582	$2,739,719	$38,362	$20,984
SA Global Fixed Income Fund	151,939	233,707	(16,684)	368,962	3,553,104	(830)	31,681
SA International Value Fund	242,188	265,652	(40,225)	467,615	5,237,285	(12,665)	91,362
SA Real Estate Securities Fund	48,234	83,496	(12,095)	119,635	1,361,451	6,475	30,959
SA U.S. Core Market Fund	108,087	132,292	(13,409)	226,970	4,927,527	17,616	177,916
SA U.S. Fixed Income Fund	134,277	202,397	(14,105)	322,569	3,283,757	(486)	11,979
SA U.S. Small Company Fund	47,508	60,148	(11,746)	95,910	2,470,640	10,783	74,570
SA U.S. Value Fund	102,578	120,385	(15,498)	207,465	3,840,171	9,368	114,628
Totals					$27,413,654	$68,623	$554,079

(a) Distributions received include distributions from net investment income and from capital gains from the Affiliated Underlying Funds

5. Recent Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to, affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X was August 1, 2017. Management is currently evaluating the amendments and its impact, if any, on the Funds’ Financial Statements.

6. Subsequent Events

Effective July 1, 2017, the current single class of shares of each SA Fund, with the exception of the SA Worldwide Moderate Growth Fund, was renamed Investor Class shares. Also effective July 1, 2017, each SA Fund, with the exception of the SA Worldwide Moderate Growth Fund, began offering Select Class shares. Select Class shares are available through certain investment providers such as investment advisors, brokerage firms and retirement programs.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of SA Funds – Investment Trust and Shareholders of SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA International Small Company Fund, SA Emerging Markets Value Fund, SA Real Estate Securities Fund and SA Worldwide Moderate Growth Fund

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SA U.S. Fixed Income Fund, SA Global Fixed Income Fund, SA U.S. Core Market Fund, SA U.S. Value Fund, SA U.S. Small Company Fund, SA International Value Fund, SA International Small Company Fund, SA Emerging Markets Value Fund, SA Real Estate Securities Fund and SA Worldwide Moderate Growth Fund (each of the funds constituting the SA Funds - Investment Trust, hereafter referred to as the “Funds”) as of June 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

San Francisco, CA
August 24, 2017

SA FUNDS

ADDITIONAL INFORMATION (Unaudited)

Proxy Voting Policies and Procedures

The Sub-Adviser is responsible for exercising the voting rights associated with the securities purchased and/or held by the Funds. A description of the policies and procedures that are used by the Sub-Adviser to vote proxies relating to the Funds’ portfolio securities is available without charge, upon request, by calling (844) 366-0905 and on the Securities and Exchange Commission’s website (“SEC”) at http://www.sec.gov. Information regarding how the Sub-Adviser voted these proxies during the most recent 12-month period ended June 30th is listed in the Trust’s Form N-PX, which is available after August 31st without charge, upon request, by calling the same number or visiting the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s most recent Form N-Q is also available without charge, upon request, by calling (844) 366-0905.

Trustees and Officers’ Information

Information regarding the Trustees and executive officers of the Trust is listed below. The Board is responsible for managing the business and affairs of the Trust. The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust have the responsibility for the day-to-day management of the Funds. The Board’s oversight role does not make the Board a guarantor of the Funds’ investments or activities. The Trustees are experienced executives who meet periodically throughout the year to oversee each Fund’s activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund’s performance. The Board is comprised entirely of Trustees who are not “interested persons” of the Trust, as such term is defined under the 1940 Act (the “Independent Trustees”).

Officers of the Trust listed in the table below whose names are marked with an asterisk (*) are interested persons of the Trust (as defined by the 1940 Act) by virtue of, among other considerations, their relationships with the Adviser, Loring Ward Securities Inc. (the “Distributor”) or their affiliated entities. Each Trustee and executive officer of the Trust oversees all Funds of the Trust.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Independent Trustees:

			Number of
	Position(s)		Portfolios in
	Held with	Principal	Fund Complex	Other
Name, Address,(1)	Trust and Length of	Occupation(s)	Overseen by	Trusteeships/
and Year of Birth	Time Served(2)	During Past 5 Years	Trustee	Directorships Held
Bryan W. Brown Year of Birth: 1945	Trustee (since April 1999) Chairman (since December 2004)	Self-Employed Management Consultant (financial and technological systems) (since 1992); Chief Financial Officer, Bioexpertise, Inc. (physician’s web-based continuing education) (since 2003-2014); Chief Financial Officer, ONTHERIX, INC. (a pharmaceutical development company) (since 2008); Chief Financial Officer, DISK-IOPS (a patent licensing company in the life science industry) (2009-2013).	10	Director/Officer, Friends of the California Air & Space Center (aviation museum) (1999-2010).
Charles M. Roame Year of Birth: 1965	Trustee (since June 2012)	Managing Partner, Tiburon Strategic Advisors (provider of market research and strategy consulting to financial services firms) (since 1998).	10	Director, Edelman Financial Services (provider of investment advisory services) since January 2014). Director, Envestnet, Inc. (provider of wealth management solutions) (since August 2011).
Harold M. Shefrin Year of Birth: 1948	Trustee (since April 1999)	Faculty member, Santa Clara University (since 1978).	10	Trustee, Litman Gregory Funds Trust (4 portfolios) (since February 2005).

(1)	The address of each Trustee is: LWI Financial Inc., 10 Almaden Blvd., 15th Floor, San Jose, CA 95113

(2)	Each Trustee serves for the lifetime of the Trust or until he dies, resigns, or is removed.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-844-366-0905. It is also available on the Funds’ website at: http://sa-funds.com.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Officers of the Trust

Position(s)
Held with
Name, Address(1)	Trust and Length of
and Year of Birth	Time Served(2)	Principal Occupation(s) During Past 5 Years
Alexander B. Potts* Year of Birth: 1967	President and Chief Executive Officer (since January 2009).	President and Chief Executive Officer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since January 2009); President and Chief Executive Officer, Loring Ward Holdings, Inc. (since January 2008).
Michael R. Clinton* Year of Birth: 1966	Chief Financial and Accounting Officer and Treasurer (since March 2009).	Chief Operating Officer, Chief Financial Officer and Treasurer, LWI Financial Inc., Loring Ward Securities Inc. and Loring Ward Group Inc. (since March 2009); Chief Financial Officer and Treasurer, Loring Ward Holdings, Inc. (since March 2009).
Deborah Djeu* Year of Birth: 1962	Vice President and Chief Compliance Officer and Anti-Money Laundering Compliance Officer (since March 2016).	Chief Compliance Officer, Loring Ward Securities Inc. (since June 2016); Chief Compliance Officer, LWI Financial and The Wealth Management Alliance LLC (since September 2015); Chief Compliance Officer, Chief Legal Officer, and Corporate Secretary, ASA Gold and Precious Metals Ltd. (2012-2015); Chief Compliance Officer (Mutual Funds) and Enterprise Risk Committee Chair, Genworth Financial Wealth Management, Inc./ AssetMark (2008-2012).
Payel Farasat* Year of Birth: 1979	Vice President and Chief Investment Officer (since March 2016).	Executive Vice President and Chief Investment Officer, LWI Financial Inc. (since February 2015); Investment Committee Chairperson, LWI Financial Inc. (since February 2015); Regional Vice President of Investment Solutions, Charles Schwab & Co. (2010 - 2015).
Marcy D. Tsagarakis* Year of Birth: 1971	Secretary (since June 2006).	Vice President, Fund Administration, LWI Financial Inc. and Loring Ward Securities Inc. (since 2005).

(1)	The address of each officer is: LWI Financial Inc., 10 Almaden Blvd., 15th Floor San Jose, CA 95113.
(2)	The Trust’s officers are appointed annually by the Board.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement and Sub-Advisory Agreement

At an in-person meeting held on June 6, 2017 (the “Meeting”), the Board, consisting solely of Independent Trustees, considered the renewal for a one-year term of (1) the Investment Advisory Agreements and (2) the Sub-Advisory Agreement (collectively, the “Advisory Agreements”).

Factors Considered in Approving the Advisory Agreements

In approving the renewal of the Advisory Agreements, the Board was advised by counsel to the Independent Trustees and took into account information prepared specifically in connection with its review of the Advisory Agreements at the Meeting and the telephonic meeting of the Board on May 19, 2017 (the “May 19 Telephonic Meeting”), as well as information furnished to the Board throughout the year. The Board also considered the items discussed with representatives of the Trust, the Adviser and the Sub-Adviser during the May 19 Telephonic Meeting. In their deliberations, the Board considered the factors discussed below, among others. The Independent Trustees did not identify any particular piece of information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors:

The nature, extent and quality of the services provided and to be provided by the Adviser and the Sub-Adviser. The Board considered the experience and qualifications of the personnel at the Adviser and the Sub-Adviser who are responsible for providing services to the Funds and the compensation structures of the Adviser and the Sub-Adviser. The Board noted the oversight role of the Adviser over the Sub-Adviser relating to portfolio construction and management, and compliance with the Funds’ investment objectives and policies, the Trust’s compliance policies and procedures, and applicable laws and regulations, as well as the Adviser’s role in implementing the Board’s directives relating to the Funds. The Board also noted that the Adviser has extensive experience offering asset allocation and risk diversification through investment portfolios such as the Funds. The Board noted the Sub-Adviser’s experience and expertise in constructing portfolios that reflect diverse asset classes and risk levels, as well as the extensive industry experience of the Sub-Adviser’s personnel.

The Board then considered the resources, policies and procedures, and infrastructure of the Adviser and the Sub-Adviser devoted to ensuring compliance with applicable laws and regulations, as well as the Adviser’s and the Sub-Adviser’s commitment to those programs. The Board considered the information received regarding the Adviser’s and the Sub-Adviser’s respective compliance programs and compliance reports received during the prior year. The Board noted that there are currently no known pending regulatory issues with the SEC or other regulatory agencies involving the Adviser or Sub-Adviser.

The Board noted that the Adviser continues to provide portfolio management and reporting services, asset-class allocation, shareholder servicing and, if requested, administrative services support to investors and their financial representatives to enhance the effectiveness of the Funds as asset allocation vehicles.

The investment performance of the Funds achieved by the Adviser and the Sub-Adviser. The Board reviewed the short-term and longer-term performance of each of the Funds on both an absolute basis and relative to each Fund’s benchmark index, a peer group of funds based on investment style, and comparable funds managed by the Sub-Adviser. The Board noted that it received Fund performance information on a quarterly basis throughout the year. As part of its review, the Board also reviewed a report prepared by an independent consulting firm, Morningstar Associates, LLC (“Morningstar”), which included comparisons of the performance of each Fund to certain funds determined by Morningstar to be comparable based on investment style (the “Morningstar Peer Group”) and the Fund’s benchmark index. The Board noted that the Morningstar Peer Group, which is used for both performance and expense comparisons, was determined for each Fund

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

based on investment style, share class characteristics (to reflect similar expense structures) and asset size (to reflect similar economies of scale), as applicable. The Board examined the performance of each of the Funds for the 1-year, 3-year, 5-year and 10-year periods ended December 31, 2016.

In assessing performance, the Board took into consideration that each Fund is intended to provide exposure to a particular asset class. For this reason, the Board viewed fidelity to asset class characteristics as highly important to its evaluation of the Funds. The Board noted that it looks for Fund performance to track the appropriate benchmark index(es) as closely as possible, given certain practical constraints imposed by the 1940 Act and each Fund’s investment restrictions, size and similar factors. Because the Funds are primarily asset allocation tools, the Board emphasized each Fund’s performance against its asset class benchmark index(es) and its general adherence to asset class representation, with the exception of the SA Worldwide Moderate Growth Fund (which invests in other Funds managed by the Adviser (the “Underlying Funds”) comprising various asset classes and strategies).

For the SA U.S. Fixed Income Fund, it was noted that the Fund’s gross total return performance was in the 4th (bottom) quartile of its Morningstar Peer Group for the 1-year, 3-year and 5-year periods ended December 31, 2016. It was also noted that the Fund performed in line with its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate/Government Bond Index, for the 1-year period ended December 31, 2016. The Board also took into consideration the Fund’s relatively higher credit quality and shorter duration as a substantial cause of its underperformance relative to its Morningstar Peer Group.

For the SA Global Fixed Income Fund, it was noted that the Fund’s gross total return performance was in the 4th quartile of its Morningstar Peer Group for the 1-year and 10-year periods ended December 31, 2016, the 2nd quartile for the 3-year period and the 3rd quartile for the 5-year period ended the same date. It was also noted that the Fund exceeded its benchmark, the Citigroup World Government Bond 1-5 Year (Hedged) Index, for each of the 1-year, 3-year, 5-year and 10-year periods. The Board took into consideration the Fund’s relatively higher credit quality, shorter duration and focus on developed markets as a substantial cause of its underperformance relative to its Morningstar Peer Group.

For the SA U.S. Core Market Fund, it was noted that the Fund’s gross total return performance was in the 1st quartile of its Morningstar Peer Group for the 1-year period ended December 31, 2016, and the 2nd quartile for the 3-year, 5-year and 10-year periods ended the same date. It was also noted that the Fund exceeded its benchmark, the Russell 3000 Index, for the 5-year and 10-year periods.

For the SA U.S. Value Fund, it was noted that the Fund’s gross total return performance was in the 1st quartile among its Morningstar Peer Group for the 1-year and 5-year periods ended December 31, 2016, and the 2nd quartile for the 3-year and 10-year periods ended the same date. It was also noted that the Fund exceeded its benchmark, the Russell 1000 Value Index, for the 1-year, 5-year and 10-year periods.

For the SA U.S. Small Company Fund, it was noted that the Fund’s gross total return performance was in the 2nd quartile of its Morningstar Peer Group for the 1-year, 5-year and 10-year periods ended December 31, 2016, and the 3rd quartile for the 3-year period ended the same date. It was also noted that the Fund exceeded its benchmark, the Russell 2000 Index, for each of the 1-year, 3-year, 5-year and 10-year periods.

For the SA International Value Fund, it was noted that the Fund’s gross total return performance was in the 1st quartile of its Morningstar Peer Group for the 1-year period ended December 31, 2016 and the 3rd quartile for the 3-year, 5-year and 10-year periods ended the same date. It was also noted that the Fund exceeded its benchmark, the MSCI World Ex. U.S. Value Index (net div.), for each of the 1-year, 3-year, 5-year and 10-year periods.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

For the SA International Small Company Fund, it was noted that the Fund invests substantially all of its assets in the International Small Company Portfolio of DFA Investment Dimensions Group Inc. It was noted that the Fund’s gross total return performance was in the 2nd quartile of its Morningstar Peer Group for the 1-year and 3-year periods ended December 31, 2016, and the 3rd quartile for the 5-year and 10-year periods ended the same date. It was also noted that the Fund exceeded its benchmark, the MSCI World Ex. U.S. Small Cap Index (net div.), for each of the 1-year, 3-year, 5-year and 10-year periods.

For the SA Emerging Markets Value Fund, it was noted that the Fund’s gross total return performance was in the 1st quartile of its Morningstar Peer Group for the 1-year period ended December 31, 2016, and the 4th quartile for the 3-year and 5-year periods ended the same date. It was also noted that the Fund exceeded its benchmark, the MSCI Emerging Markets Value Index (net div.), for each of the 1-year, 3-year and 5-year periods ended the same date. The Board also took into consideration the SA Emerging Market Value Fund’s more recent performance.

For the SA Real Estate Securities Fund, it was noted that the Fund’s gross total return performance was in the 2nd quartile of its Morningstar Peer Group for the 1-year and 3-year periods ended December 31, 2016 and the 3rd quartile for the 5-year period ended the same date. It was also noted that the Fund outperformed its benchmark, the Dow Jones U.S. Select REIT Index, for the 1-year and 5-year periods. The Board also took into consideration the SA Real Estate Securities Fund’s more recent performance.

For the SA Worldwide Moderate Growth Fund, it was noted that due to the Fund’s inception on July 1, 2015, the Morningstar report included only performance for the 1-year period ended December 31, 2016. For that period, the Board noted that the Fund performed in the 1st quartile of its Morningstar Peer Group but lagged its benchmark, the Morningstar Aggressive Target Risk Index, for the same period. The Board took into consideration the Fund’s performance against its Morningstar Peer Group, including that the Fund was the top performer among those peers.

The extent to which the Adviser and the Sub-Adviser realize economies of scale as the Trust grows larger and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board evaluated any apparent or anticipated economies of scale in relation to the services the Adviser provides to each Fund. The Board considered the growth rates in the Funds’ assets, and noted that the Funds are designed to work together as a set of asset allocation choices and that economies of scale (and other factors) are most appropriately assessed on a Trust-level and not on a Fund-by-Fund basis. The Board also noted that although the Funds do not have advisory fee breakpoints, the Adviser has contractually agreed to waive a portion of its advisory fees and/or reimburse each of the Funds for certain expenses so that each Fund does not exceed its operating expense limitation and has taken other steps to reduce Fund operating expenses.

In considering potential economies of scale, the Board noted that the Adviser is still subsidizing certain operations of the Trust through the expense limitation arrangements and that the Adviser has recouped only a portion of the amounts previously waived under these expense limitation arrangements. It was further noted that in recent years the management fees payable to the Adviser were reduced on a majority of the Funds and the operating expense limit was lowered on two Funds, as well as additional reductions applicable as of July 1, 2015. The Board concluded that any economies of scale generated at current asset levels were being effectively shared with Fund shareholders.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Total expenses of the Funds and competitiveness of fees to be paid to the Adviser and the Sub-Adviser. The Board considered the gross management fee rates charged by the Adviser and the Sub-Adviser, as well as the effective management fee rates after taking into consideration the Funds’ expense limitation arrangements with the Adviser.

In considering the management fees and the total fees and expenses of each Fund, the Board reviewed a comparison of each Fund’s effective advisory fee and overall expense ratio to its respective Morningstar Peer Group. The Board considered the median of the contractual management fees and overall expense ratios of each peer group.

It was noted that, with the exception of the SA International Small Company Fund, each Fund’s net expense ratio, a figure which includes all of the Fund’s operating expenses, excluding any dividend, interest or borrowing expenses, minus any expense waivers or other reimbursements, was below the median expense ratio of its respective Morningstar Peer Group. The Board also noted that the net expense ratio of the SA International Small Company Fund was only 7 bps above the median for its peer group.

The Board noted the agreed reduction of annual advisory fees from 20 bps to 15 bps for the SA U.S. Fixed Income Fund; from 30 bps to 25 bps for the SA Global Fixed Income Fund; from 50 bps to 45 bps for each of the SA U.S. Core Market Fund, SA U.S. Value Fund and SA U.S. Small Company Fund; from 50 bps to 35 bps for the SA Real Estate Securities Fund; and from 60 bps to 50 bps for SA International Value Fund, SA International Small Company Fund and SA Emerging Markets Value Fund, in addition to prior reductions in recent years. The Board further noted the prior extension of annual operating expense limitations (as a percentage of average daily net assets) until October 28, 2021 for all Funds except the SA Worldwide Moderate Growth Fund. The Board further noted that for the SA Worldwide Moderate Growth Fund, the Adviser has contractually agreed until July 1, 2025 to reimburse expenses so that the Fund’s annual operating expenses do not exceed the total annual acquired fund fees and expenses related to the Underlying Funds in which it invests.

In assessing the fees charged by the Sub-Adviser, the Board noted that the fees ranged from 0 to 50 bps annually, with most of them at or below 15 bps annually, except for the SA International Value Fund (20 bps annually), the SA U.S. Small Company Fund (35 bps annually) and the SA Emerging Markets Value Fund (50 bps annually). The Board took into consideration that these fees were negotiated fees that reflected an arm’slength negotiation between the Adviser and the Sub-Adviser, and determined that the fees were reasonable in light of the services provided to each Fund. The Board also noted the previous reduction in the Sub-Advisory Agreement from 10 bps to 5 bps for the SA U.S. Fixed Income Fund.

The profits to be realized by the Adviser, the Sub-Adviser and their respective affiliates, from their relationship with the Trust. The Board considered other benefits derived by the Adviser from its relationship with the Funds, including amounts received by the Adviser for the provision of certain shareholder and administrative services to the Funds. It was noted that the Adviser does not receive any soft dollar benefits from the Funds. The Board also considered the profitability rates of the Sub-Adviser and noted that the Sub-Adviser has previously advised that it is no longer accruing soft-dollar credits and has wound down the remaining aspects of its soft-dollar program.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board reviewed information provided by the Adviser and the Sub-Adviser regarding their financial stability and the profitability attributable to their respective agreements with the Funds. The Board discussed the fact that the Funds were designed to operate in an integrated manner as a set of asset allocation vehicles and, for that reason, profitability of the Adviser on a Fund-by-Fund basis was not as relevant to the Board’s determinations as overall profitability of the Adviser at the Trust level. The Board also noted the difficulty of making comparisons of profitability because of differing business mixes and types of funds managed, the fact that publicly traded advisory firms for which data are available are typically much bigger than the Adviser, and the lack of an industry standard for methodology used to calculate profitability.

After such review, the Board determined that the profitability rates of the Adviser and the Sub-Adviser, with respect to the Investment Advisory Agreement and the Sub-Advisory Agreement, were not unreasonable in consideration of the services each provides to the Funds.

The Board also considered the climate in the financial services industry; the risks assumed by the Adviser and the Sub-Adviser in complying with investment restrictions, expense limitations and tax laws; the entrepreneurial risks undertaken by the Adviser in sponsoring the Trust and adding Funds to the Trust; the volatility of the financial markets and, thus, of management fee income; and the compensation of the Adviser and the Sub-Adviser and the need to provide sufficient incentives to their respective owners and employees in light of the foregoing considerations.

Conclusions. In approving the Advisory Agreements, the Board concluded that the terms of the Advisory Agreements are fair and reasonable and that approval of the Advisory Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that the Adviser and the Sub-Adviser could be expected to provide a high level of service to each Fund; the performance of each Fund over time and in some cases for more recent periods, or, in the case of underperforming Funds, that it retained confidence in the Adviser’s and the Sub-Adviser’s capabilities to manage the Funds; that each Fund’s fee structure appeared to the Board to be reasonable given the nature and quality of services provided; and that the benefits accruing to the Adviser and the Sub-Adviser by virtue of their relationship to the Funds were reasonable in comparison with the benefits accruing to each Fund. After this review and discussion, the Board concluded that the renewal of the Advisory Agreements for a one-year term was in the best interests of each Fund and its shareholders.

SA FUNDS

TAX INFORMATION NOTICE (Unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for the fiscal year ended June 30, 2017:

Foreign Tax Credits — For the fiscal year ended June 30, 2017, the following Funds have made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders, all of which represents taxes withheld.

	Foreign Tax	Foreign
	Credit	Source Income
SA International Value Fund	$1,375,177	$26,627,971
SA International Small Company Fund	195,618	5,287,537
SA Emerging Markets Value Fund	446,804	4,992,915
SA Worldwide Moderate Growth Fund	9,685	94,706

Capital Gain Distributions — On December 22, 2016, the following Funds declared long-term capital gain distribution.

SA Global Fixed Income Fund	$1,085,104
SA U.S. Core Market Fund	32,156,314
SA U.S. Value Fund	19,834,192
SA U.S. Small Company Fund	18,256,165
SA International Small Company Fund	6,714,423
SA Real Estate Securities Fund	1,327,299

On December 28, 2016, SA Worldwide Moderate Growth Fund declared long-term capital gain distribution of $85,956.

Corporate Dividends Received Deduction — The following Funds paid distributions from ordinary income that qualify for the corporate dividends received deduction. The percentage that qualifies is noted below:

SA U.S. Core Market Fund	100%
SA U.S. Value Fund	100%
SA U.S. Small Company Fund	100%
SA Real Estate Securities Fund	0.01%
SA Worldwide Moderate Growth Fund	30.26%

Qualified Dividend Income — For the fiscal year ended June 30, 2017, certain dividends paid by one or more of the Funds may be designated as qualified dividend income and subject to a maximum federal income tax rate of 15% for individual shareholders (20% for individuals with taxable income exceeding $418,400 or $470,700 if married filing jointly). Complete information will be reported in conjunction with your 2017 Form 1099-DIV.

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Understanding Your Fund’s Expenses
Shareholder Expense Example

As a mutual fund shareholder you incur ongoing costs including management fees, shareholder services fees, fees for administrative services and other Fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The following examples are based on an investment of $1,000 made at the beginning of the period, January 1, 2017 through June 30, 2017. Expenses paid during the period in the tables below are equal to the Fund’s expense ratio, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period. Such expenses are limited by an agreement between the Fund and the Adviser and may be recovered by the Adviser under certain circumstances.

You can find additional information about the Fund’s expenses, including the expense limitation agreement, in the Notes to Financial Statements section of this report and in the Fund’s current prospectus.

Actual Expenses

The table below shows the actual account values and actual Fund expenses, based on the Fund’s actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) then multiply the result by the number in the first line of the table for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid over the period.

	Actual Expenses
			Annualized	Expenses
	Beginning	Ending	Expense	Paid During
	Account Value	Account Value	Ratio	Period
SA U.S. Fixed Income Fund	$1,000	$1,003.40	0.65%	$3.23
SA Global Fixed Income Fund	1,000	1,010.30	0.73	3.64
SA U.S. Core Market Fund	1,000	1,089.90	0.93	4.82
SA U.S. Value Fund	1,000	1,057.10	1.00	5.10
SA U.S. Small Company Fund	1,000	1,017.80	1.20	6.00
SA International Value Fund	1,000	1,095.90	1.14	5.92
SA International Small Company Fund	1,000	1,158.40	0.96	5.14
SA Emerging Markets Value Fund	1,000	1,157.40	1.40	7.49
SA Real Estate Securities Fund	1,000	1,018.80	1.00	5.01
SA Worldwide Moderate Growth Fund	1,000	1,062.40	0.00	0.00

SA FUNDS

ADDITIONAL INFORMATION (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Hypothetical Expenses
			Annualized	Expenses
	Beginning	Ending	Expense	Paid During
	Account Value	Account Value	Ratio	Period
SA U.S. Fixed Income Fund	$1,000	$1,021.57	0.65%	$3.26
SA Global Fixed Income Fund	1,000	1,021.17	0.73	3.66
SA U.S. Core Market Fund	1,000	1,020.18	0.93	4.66
SA U.S. Value Fund	1,000	1,019.84	1.00	5.01
SA U.S. Small Company Fund	1,000	1,018.84	1.20	6.01
SA International Value Fund	1,000	1,019.14	1.14	5.71
SA International Small Company Fund	1,000	1,020.03	0.96	4.81
SA Emerging Markets Value Fund	1,000	1,017.85	1.40	7.00
SA Real Estate Securities Fund	1,000	1,019.84	1.00	5.01
SA Worldwide Moderate Growth Fund	1,000	1,024.79	0.00	0.00

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of investing in different funds. In addition, if these transaction costs were included, your costs would have been higher.

Selected Financial Statements of DFA Investment Dimensions Group Inc.

International Small Company Portfolio

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
P.L.C.	Public Limited Company

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities that have generally been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund(s).

All Statements, Schedules and Notes to Financial Statements
—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2016

EXPENSE TABLES

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/16	10/31/16	Ratio*	Period*
International Small Company Portfolio*****
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,023.90	0.54%	$2.75
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.42	0.54%	$2.75
____________________

*****	The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the Fund of Funds’ portion of the expenses of its Master Funds.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on September 28, 2016. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The regulations also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in their Disclosures of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Affiliated Investment Company’s holdings, which reflect the investments by category or country.

FUND OF FUNDS	Affiliated Investment Companies
International Small Company Portfolio	100.0%

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2017
(Unaudited)

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series
of The DFA Investment Trust Company	$4,809,908,981
Investment in The Japanese Small Company Series
of The DFA Investment Trust Company	3,024,411,539
Investment in The United Kingdom Small Company Series
of The DFA Investment Trust Company	2,055,514,665
Investment in The Asia Pacific Small Company Series
of The DFA Investment Trust Company	1,420,251,014
Investment in The Canadian Small Company Series
of The DFA Investment Trust Company	1,235,853,881
TOTAL INVESTMENTS IN AFFILIATED
INVESTMENT COMPANIES (Cost $10,393,618,513)	12,545,940,080
TOTAL INVESTMENTS — (100.0%) (Cost $10,393,618,513)^	$12,545,940,080
____________________

^	The cost for federal income tax purposes is $10,491,007,282.

Summary of the Portfolio’s investments as of June 30, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$12,545,940,080	—	—	$12,545,940,080
Futures Contracts**	(256,707)	—	—	(256,707)
TOTAL	$12,545,683,373	—	—	$12,545,683,373
____________________

**	Not reflected in the Summary Schedule of Portfolio Holdings, valued at the unrealized appreciation/(depreciation) on the investment.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2016

Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The Continental Small Company Series of
The DFA Investment Trust Company	$3,831,133,408
Investment in The Japanese Small Company Series of
The DFA Investment Trust Company	2,622,939,356
Investment in The United Kingdom Small Company Series of
The DFA Investment Trust Company	1,623,793,646
Investment in The Asia Pacific Small Company Series of
The DFA Investment Trust Company	1,304,060,854
Investment in The Canadian Small Company Series of
The DFA Investment Trust Company	912,080,702
TOTAL INVESTMENTS IN AFFILIATED
INVESTMENT COMPANIES (Cost $9,548,011,247)	10,294,007,966
TOTAL INVESTMENTS — (100.0%) (Cost $9,548,011,247)	$10,294,007,966

Summary of the Portfolio’s investments as of October 31, 2016, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Affiliated Investment Companies	$10,294,007,966	—	—	$10,294,007,966
Futures Contracts**	(2,788,124)	—	—	(2,788,124)
TOTAL	$10,291,219,842	—	—	$10,291,219,842
____________________

**	Not reflected in the Schedule of Investments, valued at the unrealized appreciation/(depreciation) on the investment. (Note H)

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2017
(Unaudited)
(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in Affiliated Investment Companies at Value	$12,545,940
Segregated Cash for Futures Contracts	2,970
Cash	86,870
Receivables:
Fund Shares Sold	7,397
Futures Margin Variation	30
Prepaid Expenses and Other Assets	48
Total Assets	12,643,255
LIABILITIES:
Payables:
Fund Shares Redeemed	7,004
Due to Advisor	4,135
Accrued Expenses and Other Liabilities	467
Total Liabilities	11,606
NET ASSETS	$12,631,649
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $12,631,649
and shares outstanding of 632,149,949	$19.98
Investments in Affiliated Investment Companies at Cost	$10,393,619
NET ASSETS CONSIST OF:
Paid-In Capital	$10,276,375
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	8,707
Accumulated Net Realized Gain (Loss)	194,273
Net Unrealized Foreign Exchange Gain (Loss)	220
Net Unrealized Appreciation (Depreciation)	2,152,074
NET ASSETS	$12,631,649

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2016
(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments in Affiliated Investment Companies at Value	$10,294,008
Investments at Value	—
Segregated Cash for Futures Contracts	3,866
Cash	97,178
Receivables:
Fund Shares Sold	2,600
Prepaid Expenses and Other Assets	110
Total Assets	10,397,762
LIABILITIES:
Payables:
Fund Shares Redeemed	6,350
Due to Advisor	3,567
Futures Margin Variation	2
Accrued Expenses and Other Liabilities	482
Total Liabilities	10,401
NET ASSETS	$10,387,361
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $10,387,361 and
shares outstanding of 584,367,957, respectively	$17.78
NUMBER OF SHARES AUTHORIZED	1,500,000,000
Investments in Affiliated Investment Companies at Cost	$9,548,011
NET ASSETS CONSIST OF:
Paid-In Capital	$9,407,620
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	(18,870)
Accumulated Net Realized Gain (Loss)	256,462
Net Unrealized Foreign Exchange Gain (Loss)	(1,059)
Net Unrealized Appreciation (Depreciation)	743,208
NET ASSETS	$10,387,361

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO*

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016
(Amounts in thousands)

Investment Income
Net Investment Income Allocated from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $20,552)	$262,595
Income from Securities Lending	27,016
Expenses Allocated from Affiliated Investment Companies	(12,006)
Total Net Investment Income Received from Affiliated Investment Companies	277,605
Fund Expenses
Investment Management Fees	38,540
Accounting & Transfer Agent Fees	58
Custodian Fees	6
Filing Fees	279
Shareholders’ Reports	280
Directors’/Trustees’ Fees & Expenses	66
Professional Fees	66
Other	77
Total Expenses	39,372
Net Expenses	39,372
Net Investment Income (Loss)	238,233
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	261,664
Futures	17,796
Foreign Currency Transactions	673
Forward Currency Contracts	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	13,423
Futures	(2,771)
Translation of Foreign Currency Denominated Amounts	(814)
Net Realized and Unrealized Gain (Loss)	289,971
Net Increase (Decrease) in Net Assets Resulting from Operations	$528,204
____________________

*	Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio’s Master Fund (Affiliated Investment Company).
**	Net of foreign capital gain taxes withheld of $0.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Year	Year
	Ended	Ended
	Oct. 31,	Oct. 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$238,233	$208,124
Net Realized Gain (Loss) on:
Investment Securities Sold*	261,664	376,613
Futures	17,796	(4,583)
Foreign Currency Transactions	673	(2,876)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	13,423	(293,604)
Futures	(2,771)	(22)
Translation of Foreign Currency Denominated Amounts	(814)	344
Net Increase (Decrease) in Net Assets Resulting from Operations	528,204	283,996
Distributions From:
Net Investment Income:
Institutional Class Shares	(283,791)	(208,535)
Net Short-Term Gains:
Institutional Class Shares	—	(27,069)
Net Long-Term Gains:
Institutional Class Shares	(207,859)	(250,320)
Total Distributions	(491,650)	(485,924)
Capital Share Transactions (1):
Shares Issued	2,126,348	1,961,417
Shares Issued in Lieu of Cash Distributions	473,837	472,853
Shares Redeemed	(1,572,870)	(1,753,367)
Net Increase (Decrease) from Capital Share Transactions	1,027,315	680,903
Total Increase (Decrease) in Net Assets	1,063,869	478,975
Net Assets
Beginning of Year	9,323,492	8,844,517
End of Year	$10,387,361	$9,323,492
(1) Shares Issued and Redeemed:
Shares Issued	124,163	110,551
Shares Issued in Lieu of Cash Distributions	27,874	28,178
Shares Redeemed	(92,160)	(99,058)
Net Increase (Decrease) from Shares Issued and Redeemed	59,877	39,671
Undistributed Net Investment Income (Distributions in
Excess of Net Investment Income)	$(18,870)	$34,648
____________________

*	Net of foreign capital gain taxes withheld of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

INTERNATIONAL SMALL COMPANY PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

	International Small Company Portfolio
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Year	$17.78	$18.24	$19.40	$15.28	$15.21
Income from Investment Operations
Net Investment Income (Loss) (A)	0.43	0.41	0.42	0.42	0.38
Net Gains (Losses) on Securities
(Realized and Unrealized)	0.48	0.12	(0.62)	4.16	0.39
Total from Investment Operations	0.91	0.53	(0.20)	4.58	0.77
Less Distributions
Net Investment Income	(0.51)	(0.42)	(0.42)	(0.37)	(0.42)
Net Realized Gains	(0.40)	(0.57)	(0.54)	(0.09)	(0.28)
Total Distributions	(0.91)	(0.99)	(0.96)	(0.46)	(0.70)
Net Asset Value, End of Year	$17.78	$17.78	$18.24	$19.40	$15.28
Total Return	5.43%	3.30%	(1.09)%	30.66%	5.63%

Net Assets, End of Year (thousands)	$10,387,361	$9,323,492	$8,844,517	$8,520,717	$6,423,160
Ratio of Expenses to Average Net Assets (B)	0.53%	0.54%	0.53%	0.54%	0.56%
Ratio of Expenses to Average Net Assets
(Excluding Fees (Waived), (Expenses
Reimbursed), and/or Previously Waived
Fees Recovered by Advisor) (B)	0.53%	0.54%	0.53%	0.54%	0.56%
Ratio of Net Investment Income to Average
Net Assets	2.47%	2.30%	2.15%	2.47%	2.58%
See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.
NOTES TO FINANCIAL STATEMENTS

A. Organization:

DFA Investment Dimensions Group Inc. (the “Fund”) is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of ninety-five operational portfolios, of which one, the International Small Company Portfolio (the “Portfolio”), is included in this Report.

The Portfolio is a Fund of Funds that invests in five series of The DFA Investment Trust Company (the “Master Funds”):

		Percentage
		Ownership
Fund of Funds	Master Funds	at 10/31/16
International Small Company Portfolio	The Continental Small Company Series	92%
	The Japanese Small Company Series	84%
	The United Kingdom Small Company Series	96%
	The Asia Pacific Small Company Series	84%
	The Canadian Small Company Series	98%

The Portfolio also invests in short-term temporary cash investments and futures.

The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation: The Portfolio utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

●	Level 1 – inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)
●	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Listed derivatives, such as futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy.

Shares held by the International Small Company Portfolio in the Master Funds are valued at their respective daily net assets values as reported by their administrator. The Portfolio’s investments in the Master Funds reflect its proportionate interest in the net assets of such corresponding Master Fund. These valuations are classified as Level 1 in the hierarchy.

A summary of the inputs used to value the Portfolio’s investments by each major security type, industry and/or country is disclosed previously in this note. A valuation hierarchy table has been included at the end of the Summary Schedule of Portfolio Holdings/Schedule of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the six months ended April 30, 2017, there were no significant transfers between Level 1 and Level 2 and no significant Level 3 investments held by the Portfolio.

2. Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’ Fees & Expenses.

Each Director has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed-upon years. Each Director shall have the right in a notice of election (the “Notice”) to defer the receipt of the Director’s deferred compensation until a date specified by such Director/Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Director ceases to be a member of the Board; and (ii) five years following the effective date of the Director’s first deferral election. If a Director who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Director’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Director ceases to be a member of the Board (unless the Director files an amended Notice selecting a different distribution date). As of October 31, 2016, none of the Directors have requested or received a distribution of proceeds of a deferred fee account.

3. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from the investment in affiliated investment companies that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund or its other Portfolios are allocated using methods approved by the Board, generally based on average net assets.

International Small Company Portfolio recognizes its pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis from their respective Master Fund within DFAITC, which are treated as partnerships for federal income tax purposes.

The Portfolio may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor and Administrator:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Portfolio.

For the year ended October 31, 2016, the International Small Company Portfolio’s investment management fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.40% of average daily net assets.

Pursuant to an Amended and Restated Fee Waiver and/or Expense Assumption Agreement (the “Fee Waiver Agreement”), effective July 21, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and to assume the other direct expenses of a class of the Portfolio (excluding expenses incurred through its investment in other investment companies) (“Portfolio Expenses”) to the extent necessary to limit the Portfolio Expenses of a class of the Portfolio to 0.45% of the average net assets of a class of the Portfolio on an annualized basis (the “Expense Limitation Amount”). At any time that the Portfolio Expenses of a class of the Portfolio are less than Expense Limitation Amount for such class of shares of the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized Portfolio Expenses for such class of shares of the Portfolio to exceed the Expense Limitation Amount listed above. The Portfolio is not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement. Prior to July 21, 2015, the Advisor had contractually agreed to waive its administration fee and to assume Portfolio Expenses to the extent necessary to limit the Portfolio Expenses of the Portfolio, on an annualized basis, to the Expense Limitation Amount listed above. At any time that the Portfolio Expenses of the Portfolio were less than the Expense Limitation Amount listed above, the Advisor retained the right to seek reimbursement for any fees previously waived and/or expenses previously assumed to the extent that the amount of such reimbursement was within thirty-six months and did not cause the annualized Portfolio Expenses of the Portfolio to exceed the applicable Expense Limitation Amount then in effect.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors of the Advisor are also Officers and Directors of the Fund; however, such Officers and Directors (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Fund. For the year ended October 31, 2016, the total related amounts paid by the Fund to the CCO were $291 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2016, the total liability for deferred compensation to Directors was $257 and is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities (amounts in thousands).

E. Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains or losses, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2016, primarily attributable to realized gains on securities considered to be “passive foreign investment companies”, non-deductible expenses, realized foreign capital gains tax, tax-equalization, non-deductible 90 day stock issuance cost, net foreign currency gains/losses, distributions received from real estate investment trusts and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

		Increase	Increase
	Increase	(Decrease)	(Decrease)
	(Decrease)	Undistributed	Accumulated
	Paid-In	Net Investment	Net Realized
	Capital	Income	Gains (Losses)
International Small Company Portfolio	$22,671	$(7,960)	$(14,711)

The tax character of dividends and distributions declared and paid during the years ended October 31, 2015 and October 31, 2016 were as follows (amounts in thousands):

	Net Investment
	Income and
	Short-Term	Long-Term
	Capital Gains	Capital Gains	Total
International Small Company Portfolio
2015	$235,604	$250,320	$485,924
2016	283,791	207,859	491,650

At October 31, 2016, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment
	Income and
	Short-Term	Long-Term
	Capital Gains	Capital Gains	Total
International Small Company Portfolio	$(11,313)	$(10,494)	$(21,807)

At October 31, 2016, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed				Total Net
	Net Investment				Distributable
	Income and	Undistributed		Unrealized	Earnings
	Short-Term	Long-Term	Capital Loss	Appreciation	(Accumulated
	Capital Gains	Capital Gains	Carryforwards	(Depreciation)	Losses)
International Small Company Portfolio	$81,583	$251,071	—	$647,525	$980,179

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Portfolio after October 31, 2011, will not be subject to expiration and will retain their character as either short-term or long-term capital losses. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment. As of October 31, 2016, the Portfolio did not have any capital loss carryforwards available to offset future realized capital gains.

At October 31, 2016, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

				Net
				Unrealized
	Federal	Unrealized	Unrealized	Appreciation
	Tax Cost	Appreciation	Depreciation	(Depreciation)
International Small Company Portfolio	$9,645,400	$901,692	$(253,084)	$648,608

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Portfolio’s tax positions and has concluded that no additional provision for income tax is required in the Portfolio’s financial statements. The Portfolio is not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Financial Instruments:

In accordance with the Portfolio’s investment objective and policies, the Portfolio may invest, either directly or indirectly through its investment in a corresponding Master Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Portfolio may be inhibited.

Derivative Financial instruments:

Summarized below are the specific types of derivative instruments used by the Portfolio.

2. Futures Contracts: The Portfolio may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Portfolio. The Portfolio, however, does not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Portfolio deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Portfolio could lose more than the initial margin requirements. When entering into stock index futures, the Portfolio is subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

At October 31, 2016, the Portfolio had outstanding futures contracts (dollar amounts in thousands):

		Expiration	Number of	Contract	Unrealized	Cash
	Description	Date	Contracts	Value	Gain (Loss)	Collateral
International Small
Company Portfolio	Russell 2000 Index®	12/16/16	270	$32,111	$(1,548)	$1,450
International Small
Company Portfolio	S&P 500 Emini Index®	12/16/16	505	53,533	(1,240)	2,416
				$85,644	$(2,788)	$3,866

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2016 (amounts in thousands):

Futures
International Small Company Portfolio	$69,319

Securities have been segregated as collateral for open futures contracts.

The following is a summary of the location of derivatives on the Portfolio’s Statements of Assets and Liabilities as of October 31, 2016:

Location on the Statements of Liabilities
Derivative Type	Liability Derivatives
Equity contracts	Payables: Futures Margin Variation

The following is a summary of the Portfolio’s derivative instrument holdings categorized by primary risk exposure as of October 31, 2016 (amounts in thousands):

	Liability Derivatives Value
	Total Value at	Equity
	October 31, 2016	Contracts*
International Small Company Portfolio	(2,788)	(2,788)

* Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The following is a summary of the location on the Portfolio’s Statements of Operations of realized and change in unrealized gains and losses from the Portfolio’s derivative instrument holdings through the year ended October 31, 2016:

Derivative Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net Realized Gain (Loss) on: Futures
Change in Unrealized Appreciation (Depreciation) of: Futures

The following is a summary of the realized and change in unrealized gains and losses from the Portfolios’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2016 (amounts in thousands):

	Realized Gain (Loss) on
	Derivatives
		Equity
	Total	Contracts
International Small Company Portfolio	17,796	17,796

	Change in Unrealized
	Appreciation (Depreciation) on
	Derivatives
		Equity
	Total	Contracts
International Small Company Portfolio	(2,771)	(2,771)

G. Line of Credit and Interfund Lending:

The Fund, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 30, 2016 with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2016. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 29, 2017.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit with its international custodian bank effective January 8, 2016. A line of credit with similar terms was in effect through January 7, 2016. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 7, 2017.

For the year ended October 31, 2016, borrowings by the Portfolio under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted	Weighted	Number of	Interest	Maximum Amount
	Average	Average	Days	Expense	Borrowed During
	Interest Rate	Loan Balance	Outstanding*	Incurred	The Period
International Small Company Portfolio	1.00%	$3,790	13	$1	$18,387

* Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2016, that the Portfolio’s available line of credit was utilized.

There were no outstanding borrowings by the Portfolio under the lines of credit as of October 31, 2016.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Portfolio may participate in an interfund lending program among certain Portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating Portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending Portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a Portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business days’ notice.

The Portfolio did not utilize the interfund lending program during the year ended October 31, 2016.

H. Indemnitees; Contractual Obligations:

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I. Other:

At October 31, 2016, the following number of shareholders held the following approximate percentages of the stated Portfolio’s outstanding shares. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

		Approximate
	Number of	Percentage of
	Shareholders	Ownership Shares
International Small Company Portfolio – Institutional Class Shares	4	61%

J. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Portfolio through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of DFA Investment Dimensions Group Inc. and
Shareholders of the International Small Company Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Small Company Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the “Portfolio”) as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2016

Selected Financial Statements of The DFA Investment Trust Company

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Canadian Small Company Series

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund’s costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return and “Expenses Paid During Period” reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund’s costs with those of other mutual funds. The hypothetical “Ending Account Value” and “Expenses Paid During Period” are derived from the fund’s actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

	Six Months Ended October 31, 2016

EXPENSE TABLES

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/16	10/31/16	Ratio*	Period*
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$1,136.10	0.13%	$0.70
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$1,065.90	0.13%	$0.68
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$884.20	0.12%	$0.57
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	05/01/16	10/31/16	Ratio*	Period*
The Continental Small Company Series
Actual Fund Return	$1,000.00	$1,017.80	0.13%	$0.66
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66

The Canadian Small Company Series
Actual Fund Return	$1,000.00	$1,004.00	0.12%	$0.60
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61
____________________

*	Expenses are equal to the fund’s annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on September 28, 2016. They are available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a “Summary Schedule of Portfolio Holdings” in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund’s

50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund’s net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

A fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746, or by visiting the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Real Estate	Telecommunication Services	Utilities	Total
The Japanese Small
Company Series	19.4%	8.5%	1.0%	9.4%	4.4%	28.6%	13.1%	12.7%	2.0%	0.1%	0.8%	100%
The Asia Pacific Small
Company Series	25.4%	5.9%	2.8%	10.1%	6.6%	16.0%	6.1%	14.5%	6.2%	3.1%	3.3%	100%
The United Kingdom Small
Company Series	20.2%	5.6%	5.2%	14.0%	3.9%	27.5%	10.0%	8.4%	2.5%	0.7%	2.0%	100%
The Continental Small
Company Series	12.8%	6.1%	3.0%	11.6%	9.2%	26.3%	9.4%	10.4%	6.0%	2.7%	2.5%	100%
The Canadian Small
Company Series	9.5%	4.4%	23.6%	6.0%	1.6%	12.6%	3.9%	29.1%	2.0%	0.5%	6.8%	100%

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2017
(Unaudited)

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (90.4%)
Consumer Discretionary — (17.4%)
Aoyama Trading Co., Ltd.	304,000	$10,851,305	0.3%
Resorttrust, Inc.	490,300	9,047,013	0.3%
Toyo Tire & Rubber Co., Ltd.	457,600	9,374,652	0.3%
TS Tech Co., Ltd.	291,000	8,504,866	0.2%
Wacoal Holdings Corp.	676,000	9,154,089	0.3%
Other Securities		643,230,330	17.7%
Total Consumer Discretionary		690,162,255	19.1%

Consumer Staples — (7.6%)
# Ariake Japan Co., Ltd.	122,300	8,522,656	0.2%
Morinaga Milk Industry Co., Ltd.	1,164,000	8,849,777	0.2%
Nippon Suisan Kaisha, Ltd.	1,669,700	9,785,030	0.3%
Takara Holdings, Inc.	980,300	10,228,203	0.3%
Other Securities		264,868,103	7.4%
Total Consumer Staples		302,253,769	8.4%

Energy — (0.9%)
Other Securities		36,712,633	1.0%

Financials — (7.8%)
77 Bank, Ltd. (The)	1,749,760	8,637,314	0.2%
Daishi Bank, Ltd. (The)	2,071,000	9,563,577	0.3%
Jafco Co., Ltd.	218,500	8,835,305	0.3%
Other Securities		282,957,767	7.8%
Total Financials		309,993,963	8.6%

Health Care — (4.7%)
Nipro Corp.	767,500	10,017,420	0.3%
Rohto Pharmaceutical Co., Ltd.	469,800	9,724,840	0.3%
Sawai Pharmaceutical Co., Ltd.	193,300	10,856,169	0.3%
Ship Healthcare Holdings, Inc.	279,700	8,713,224	0.3%
#* Sosei Group Corp.	103,300	11,363,174	0.3%
Tsumura & Co.	238,900	9,703,707	0.3%
Other Securities		125,609,380	3.3%
Total Health Care		185,987,914	5.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (25.5%)
Aica Kogyo Co., Ltd.	314,300	$9,597,241	0.3%
# DMG Mori Co., Ltd.	538,900	8,920,562	0.3%
Fujikura, Ltd.	1,390,000	11,693,413	0.3%
Glory, Ltd.	268,900	8,831,616	0.3%
GS Yuasa Corp.	2,130,000	9,296,750	0.3%
Hanwa Co., Ltd.	1,221,000	8,755,469	0.3%
Kyudenko Corp.	241,300	8,649,396	0.2%
Maeda Corp.	821,000	9,059,800	0.3%
Nishi-Nippon Railroad Co., Ltd.	1,942,000	8,746,817	0.3%
Nishimatsu Construction Co., Ltd.	1,794,000	9,527,259	0.3%
Nisshinbo Holdings, Inc.	870,500	8,857,208	0.3%
# OSG Corp.	452,700	9,243,089	0.3%
Penta-Ocean Construction Co., Ltd.	1,890,000	10,771,324	0.3%
Sankyu, Inc.	1,540,000	10,075,002	0.3%
Sanwa Holdings Corp.	923,800	9,756,170	0.3%
Other Securities		873,017,728	23.7%
Total Industrials		1,014,798,844	28.1%

Information Technology — (12.9%)
Citizen Watch Co., Ltd.	1,594,400	11,218,770	0.3%
Horiba, Ltd.	153,050	9,335,984	0.3%
# Taiyo Yuden Co., Ltd.	678,700	10,723,060	0.3%
TIS, Inc.	450,901	12,555,547	0.4%
Topcon Corp.	595,400	10,287,557	0.3%
Other Securities		460,620,834	12.6%
Total Information Technology		514,741,752	14.2%

Materials — (10.7%)
Daido Steel Co., Ltd.	1,685,000	9,716,591	0.3%
Denka Co., Ltd.	1,949,000	10,085,716	0.3%
Mitsui Mining & Smelting Co., Ltd.	3,627,000	14,213,882	0.4%
Nihon Parkerizing Co., Ltd.	581,400	8,694,253	0.2%
NOF Corp.	870,000	11,104,407	0.3%
Sumitomo Osaka Cement Co., Ltd.	2,493,000	11,856,128	0.3%
Toagosei Co., Ltd.	658,000	8,582,880	0.2%
* Tokuyama Corp.	2,159,000	10,433,289	0.3%
Toyobo Co., Ltd.	5,688,000	10,440,834	0.3%
Other Securities		329,756,482	9.2%
Total Materials		424,884,462	11.8%

Real Estate — (1.9%)
Leopalace21 Corp.	1,960,700	12,196,936	0.3%
Other Securities		61,759,781	1.7%
Total Real Estate		73,956,717	2.0%

Telecommunication Services — (0.1%)
Other Securities		4,248,650	0.1%

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Utilities — (0.9%)
# Hokkaido Electric Power Co., Inc.	1,189,200	$9,073,897	0.3%
# Hokuriku Electric Power Co.	947,100	8,549,718	0.2%
Other Securities		18,576,089	0.5%
Total Utilities		36,199,704	1.0%
TOTAL COMMON STOCKS		3,593,940,663	99.4%
TOTAL INVESTMENT SECURITIES		3,593,940,663

		Value†
SECURITIES LENDING COLLATERAL — (9.6%)
§@ DFA Short Term Investment Fund	33,146,310	383,569,096	10.6%
TOTAL INVESTMENTS — (100.0%)
(Cost $3,230,750,658)^		$3,977,509,759	110.0%
____________________

^	The cost for federal income tax purposes is $3,230,750,658.

THE JAPANESE SMALL COMPANY SERIES
CONTINUED

Summary of the Series’ investments as of June 30, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$690,162,255	—	$690,162,255
Consumer Staples	—	302,253,769	—	302,253,769
Energy	—	36,712,633	—	36,712,633
Financials	—	309,993,963	—	309,993,963
Health Care	—	185,987,914	—	185,987,914
Industrials	—	1,014,798,844	—	1,014,798,844
Information Technology	—	514,741,752	—	514,741,752
Materials	—	424,884,462	—	424,884,462
Real Estate	—	73,956,717	—	73,956,717
Telecommunication Services	—	4,248,650	—	4,248,650
Utilities	—	36,199,704	—	36,199,704
Securities Lending Collateral	—	383,569,096	—	383,569,096
TOTAL	—	$3,977,509,759	—	$3,977,509,759

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2017
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (85.9%)
AUSTRALIA — (43.4%)
#	Adelaide Brighton, Ltd.	3,668,074	$15,867,189	0.9%
	Ansell, Ltd.	674,355	12,297,645	0.7%
	carsales.com, Ltd.	1,702,940	15,085,046	0.9%
	Cleanaway Waste Management, Ltd.	10,470,362	11,064,060	0.7%
	CSR, Ltd.	3,680,857	11,962,786	0.7%
	Downer EDI, Ltd.	4,075,221	20,074,122	1.2%
	DuluxGroup, Ltd.	3,101,823	16,543,993	1.0%
	Evolution Mining, Ltd.	5,025,776	9,328,113	0.6%
	Fairfax Media, Ltd.	15,303,894	12,943,193	0.8%
	GrainCorp, Ltd. Class A	1,255,046	9,136,281	0.5%
#	GUD Holdings, Ltd.	893,134	8,860,682	0.5%
	Iluka Resources, Ltd.	2,032,058	13,553,324	0.8%
	InvoCare, Ltd.	920,100	10,395,041	0.6%
#	IOOF Holdings, Ltd.	2,068,330	15,582,495	0.9%
#	IRESS, Ltd.	1,175,824	11,466,442	0.7%
#	JB Hi-Fi, Ltd.	962,791	17,293,272	1.0%
	Magellan Financial Group, Ltd.	493,135	10,931,683	0.6%
#*	Metcash, Ltd.	5,204,963	9,601,886	0.6%
	Mineral Resources, Ltd.	1,168,088	9,734,092	0.6%
#	Monadelphous Group, Ltd.	813,595	8,743,113	0.5%
	nib holdings, Ltd.	2,772,247	12,250,542	0.7%
	Northern Star Resources, Ltd.	4,806,957	17,586,102	1.0%
	Nufarm, Ltd.	1,407,770	10,416,690	0.6%
	Orora, Ltd.	5,047,425	11,092,109	0.7%
	OZ Minerals, Ltd.	2,198,276	12,513,448	0.7%
#	Perpetual, Ltd.	356,426	15,299,167	0.9%
	Primary Health Care, Ltd.	3,326,526	9,303,627	0.5%
#	Sims Metal Management, Ltd.	1,382,214	16,093,355	0.9%
	Spark Infrastructure Group	10,321,289	20,768,775	1.2%
#*	St Barbara, Ltd.	3,864,261	8,657,518	0.5%
	Tabcorp Holdings, Ltd.	3,586,818	12,046,228	0.7%
#	Vocus Group, Ltd.	4,330,071	11,212,642	0.7%
#*	Whitehaven Coal, Ltd.	4,143,411	9,137,891	0.5%
	Other Securities		444,559,751	25.9%
TOTAL AUSTRALIA			861,402,303	50.3%

CHINA — (0.1%)
	Other Securities		2,553,351	0.1%

HONG KONG — (25.0%)
#	Dah Sing Financial Holdings, Ltd.	1,500,544	12,595,549	0.7%
	Hopewell Holdings, Ltd.	3,366,000	12,820,606	0.8%
	IGG, Inc.	7,821,000	12,074,853	0.7%
	Luk Fook Holdings International, Ltd.	3,243,000	11,088,538	0.7%
#	Man Wah Holdings, Ltd.	13,578,800	12,189,256	0.7%
	Melco International Development, Ltd.	5,011,000	13,406,264	0.8%
#*	Orient Overseas International, Ltd.	1,483,500	10,633,402	0.6%

THE ASIA PACIFIC SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
HONG KONG — (continued)
Vitasoy International Holdings, Ltd.	5,585,000	11,495,843	0.7%
VTech Holdings, Ltd.	854,500	13,536,044	0.8%
Xinyi Glass Holdings, Ltd.	17,658,000	17,478,320	1.0%
Other Securities		369,330,822	21.5%
TOTAL HONG KONG		496,649,497	29.0%

NEW ZEALAND — (7.0%)
Air New Zealand, Ltd.	3,693,701	8,825,739	0.5%
# Mainfreight, Ltd.	539,049	9,282,677	0.6%
# Port of Tauranga, Ltd.	2,576,525	8,404,908	0.5%
SKYCITY Entertainment Group, Ltd.	5,292,424	15,829,077	0.9%
Other Securities		95,927,874	5.6%
TOTAL NEW ZEALAND		138,270,275	8.1%

SINGAPORE — (10.4%)
# Singapore Post, Ltd.	10,740,900	10,375,752	0.6%
UOL Group, Ltd.	2,110,717	11,711,129	0.7%
Venture Corp., Ltd.	1,994,100	17,454,768	1.0%
Other Securities		167,094,138	9.8%
TOTAL SINGAPORE		206,635,787	12.1%
TOTAL COMMON STOCKS		1,705,511,213	99.6%

RIGHTS/WARRANTS — (0.0%)

AUSTRALIA — (0.0%)
Other Securities		223,395	0.0%

HONG KONG — (0.0%)
Other Securities		8,680	0.0%

NEW ZEALAND — (0.0%)
Other Securities		247	0.0%

SINGAPORE — (0.0%)
Other Securities		40,002	0.0%
TOTAL RIGHTS/WARRANTS		272,324	0.0%

MUTUAL FUNDS — (0.0%)

AUSTRALIA — (0.0%)
Other Securities		241,414	0.0%
TOTAL INVESTMENT SECURITIES		1,706,024,951

		Value†
SECURITIES LENDING COLLATERAL — (14.1%)
§@ DFA Short Term Investment Fund	24,154,117	$279,511,440	16.3%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,963,290,264)^		$1,985,536,391	115.9%
____________________

^	The cost for federal income tax purposes is $1,963,290,264.

The Asia Pacific Small Company Series
continued

Summary of the Series’ investments as of June 30, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$861,402,303	—	$861,402,303
China	—	2,553,351	—	2,553,351
Hong Kong	$924,361	495,725,136	—	496,649,497
New Zealand	380,092	137,890,183	—	138,270,275
Singapore	—	206,635,787	—	206,635,787
Rights/Warrants
Australia	—	223,395	—	223,395
Hong Kong	—	8,680	—	8,680
New Zealand	—	247	—	247
Singapore	—	40,002	—	40,002
Mutual Funds
Australia	—	241,414	—	241,414
Securities Lending Collateral	—	279,511,440	—	279,511,440
TOTAL	$1,304,453	$1,984,231,938	—	$1,985,536,391

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2017
(Unaudited)

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (96.6%)
Consumer Discretionary — (19.6%)
B&M European Value Retail SA	3,475,343	$15,343,271	0.7%
Bellway P.L.C.	669,602	25,983,899	1.2%
Greene King P.L.C.	1,786,209	15,676,299	0.7%
Inchcape P.L.C.	2,190,976	21,536,970	1.0%
UBM P.L.C.	2,081,478	18,705,781	0.9%
WH Smith P.L.C.	680,498	15,189,711	0.7%
William Hill P.L.C.	4,381,360	14,520,545	0.7%
Other Securities		302,219,158	14.2%
Total Consumer Discretionary		429,175,634	20.1%

Consumer Staples — (4.8%)
Booker Group P.L.C.	8,370,700	20,299,403	1.0%
Tate & Lyle P.L.C.	2,479,497	21,369,224	1.0%
Other Securities		63,482,865	2.9%
Total Consumer Staples		105,151,492	4.9%

Energy — (3.9%)
John Wood Group P.L.C.	1,951,303	16,303,499	0.7%
Other Securities		69,772,590	3.3%
Total Energy		86,076,089	4.0%

Financials — (14.9%)
Beazley P.L.C.	2,787,563	17,729,775	0.8%
Close Brothers Group P.L.C.	804,103	15,816,439	0.7%
Hiscox, Ltd.	1,520,623	25,107,822	1.2%
IG Group Holdings P.L.C.	1,792,534	13,269,207	0.6%
Intermediate Capital Group P.L.C.	1,411,465	15,306,460	0.7%
#* Janus Henderson Group P.L.C.	562,840	18,861,129	0.9%
Jupiter Fund Management P.L.C.	2,227,194	14,648,625	0.7%
Man Group P.L.C.	9,049,878	18,261,486	0.9%
NEX Group P.L.C.	1,643,215	13,371,592	0.6%
Phoenix Group Holdings	1,858,807	18,770,918	0.9v
Saga P.L.C.	5,529,005	15,082,868	0.7%
TP ICAP P.L.C.	2,738,199	16,662,727	0.8%
Other Securities		122,592,197	5.8v
Total Financials		325,481,245	15.3%

Health Care — (3.5%)
* BTG P.L.C.	1,870,654	17,000,891	0.8%
Indivior P.L.C.	3,801,468	15,479,273	0.7%
UDG Healthcare P.L.C.	1,250,220	14,101,357	0.7%
Other Securities		31,061,327	1.5%
Total Health Care		77,642,848	3.7%

The United Kingdom Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (28.0%)
Aggreko P.L.C.	1,332,278	$15,959,664	0.8%
BBA Aviation P.L.C.	5,667,084	22,687,291	1.1%
Berendsen P.L.C.	823,219	13,197,649	0.6%
Cobham P.L.C.	12,264,036	20,710,968	1.0%
Hays P.L.C.	6,845,876	14,801,470	0.7%
Howden Joinery Group P.L.C.	3,209,546	17,025,968	0.8%
IMI P.L.C.	1,390,031	21,649,967	1.0%
IWG P.L.C.	3,349,423	14,120,760	0.7%
Meggitt P.L.C.	4,273,091	26,551,937	1.3%
Melrose Industries P.L.C.	10,887,020	34,394,454	1.6%
Rentokil Initial P.L.C.	8,013,392	28,516,121	1.3%
Spirax-Sarco Engineering P.L.C.	375,981	26,221,930	1.2%
Weir Group P.L.C. (The)	1,080,278	24,381,679	1.2%
WS Atkins P.L.C.	502,623	13,630,438	0.6%
Other Securities		320,800,988	14.9%
Total Industrials		614,651,284	28.8%

Information Technology — (9.4%)
Electrocomponents P.L.C.	2,396,207	18,023,878	0.8%
Halma P.L.C.	1,951,180	27,961,076	1.3%
* Paysafe Group P.L.C.	2,424,051	16,133,087	0.8%
Playtech P.L.C.	1,158,736	14,353,680	0.7%
Rightmove P.L.C.	477,301	26,410,664	1.2%
Spectris P.L.C.	637,634	20,963,098	1.0%
Other Securities		83,113,681	3.9%
Total Information Technology		206,959,164	9.7%

Materials — (7.1%)
DS Smith P.L.C.	4,938,232	30,477,991	1.4%
RPC Group P.L.C.	2,047,901	20,070,642	0.9%
Other Securities		104,585,107	5.0%
Total Materials		155,133,740	7.3%

Real Estate — (2.3%)
# Capital & Counties Properties P.L.C.	3,920,194	14,962,219	0.7%
Other Securities		35,897,163	1.7%
Total Real Estate		50,859,382	2.4%

Telecommunication Services — (1.4%)
Inmarsat P.L.C.	2,060,409	20,664,141	0.9%
Other Securities		9,786,795	0.5%
Total Telecommunication Services		30,450,936	1.4%

The United Kingdom Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
Utilities — (1.7%)
Pennon Group P.L.C.	2,088,940	$22,449,594	1.0%
Other Securities		14,639,717	0.7%
Total Utilities		37,089,311	1.7%
TOTAL COMMON STOCKS		2,118,671,125	99.3%
TOTAL INVESTMENT SECURITIES		2,118,671,125

		Value†
SECURITIES LENDING COLLATERAL — (3.4%)
§@DFA Short Term Investment Fund	6,384,222	73,878,218	3.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,897,276,791)^		$2,192,549,343	102.8%
____________________

^	The cost for federal income tax purposes is $1,897,276,791.

The United Kingdom Small Company Series
continued

Summary of the Series’ investments as of June 30, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$429,175,634	—	$429,175,634
Consumer Staples	—	105,151,492	—	105,151,492
Energy	—	86,076,089	—	86,076,089
Financials	—	325,481,245	—	325,481,245
Health Care	—	77,642,848	—	77,642,848
Industrials	—	614,651,284	—	614,651,284
Information Technology	—	206,959,164	—	206,959,164
Materials	—	155,133,740	—	155,133,740
Real Estate	—	50,859,382	—	50,859,382
Telecommunication Services	—	30,450,936	—	30,450,936
Utilities	—	37,089,311	—	37,089,311
Securities Lending Collateral	—	73,878,218	—	73,878,218
TOTAL	—	$2,192,549,343	—	$2,192,549,343

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2017
(Unaudited)

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (89.0%)
AUSTRIA — (3.0%)
ANDRITZ AG	327,520	$19,760,202	0.4%
Other Securities		160,165,165	3.0%
TOTAL AUSTRIA		179,925,367	3.4%

BELGIUM — (3.9%)
Ackermans & van Haaren NV	134,383	22,436,842	0.4%
Umicore SA	364,129	25,329,184	0.5%
Other Securities		181,531,051	3.4%
TOTAL BELGIUM		229,297,077	4.3%

DENMARK — (4.7%)
# GN Store Nord A.S.	855,243	24,972,229	0.5%
Jyske Bank A.S.	442,147	25,610,952	0.5%
Sydbank A.S.	488,792	18,424,183	0.4%
TDC A.S.	4,743,975	27,588,067	0.5%
Other Securities		180,789,801	3.3%
TOTAL DENMARK		277,385,232	5.2%

FINLAND — (6.1%)
Elisa Oyj	734,075	28,476,328	0.5%
Huhtamaki Oyj	533,384	21,004,982	0.4%
Metso Oyj	615,247	21,347,752	0.4%
Nokian Renkaat Oyj	659,051	27,280,421	0.5%
Orion Oyj Class B	389,499	24,881,496	0.5%
# Outokumpu Oyj	3,022,031	24,114,795	0.5%
Other Securities		216,029,394	4.0%
TOTAL FINLAND		363,135,168	6.8%

FRANCE — (12.5%)
# Edenred	1,014,513	26,463,706	0.5%
# Ingenico Group SA	224,219	20,333,824	0.4%
Ipsen SA	162,032	22,172,097	0.4%
Lagardere SCA	663,377	20,932,326	0.4%
# Orpea	182,255	20,319,178	0.4%
Rexel SA	1,596,995	26,098,568	0.5%
# Rubis SCA	209,353	23,745,324	0.5%
Teleperformance	336,308	43,122,074	0.8%
* Ubisoft Entertainment SA	521,852	29,626,143	0.6%
Other Securities		507,731,867	9.3%
TOTAL FRANCE		740,545,107	13.8%

GERMANY — (14.2%)
Freenet AG	652,809	20,826,283	0.4%
# Hugo Boss AG	297,958	20,887,553	0.4%
# K+S AG	990,931	25,451,803	0.5%
# Lanxess AG	484,758	36,764,155	0.7%
LEG Immobilien AG	318,782	30,006,594	0.6%

The Continental Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
GERMANY — (Continued)
MTU Aero Engines AG	249,839	$35,298,921	0.7%
Osram Licht AG	340,669	27,192,894	0.5%
QIAGEN NV	717,083	23,860,018	0.4%
Rheinmetall AG	223,411	21,265,051	0.4%
Stada Arzneimittel AG	306,492	21,770,420	0.4%
Other Securities		576,228,693	10.7%
TOTAL GERMANY		839,552,385	15.7%

IRELAND — (1.2%)
Kingspan Group P.L.C.	708,026	24,314,202	0.4%
Smurfit Kappa Group P.L.C.	601,045	18,688,380	0.3%
Other Securities		28,601,151	0.6%
TOTAL IRELAND		71,603,733	1.3%

ISRAEL — (2.2%)
Other Securities		133,329,155	2.5%

ITALY — (9.5%)
* Banco BPM SpA	6,471,527	21,734,654	0.4%
Prysmian SpA	1,026,230	30,267,141	0.6%
# Unione di Banche Italiane SpA	6,512,761	28,060,464	0.5%
Other Securities		482,570,077	9.0%
TOTAL ITALY		562,632,336	10.5%

NETHERLANDS — (5.0%)
Aalberts Industries NV	645,848	25,699,741	0.5%
ASM International NV	314,922	18,313,900	0.3%
Boskalis Westminster	594,181	19,296,594	0.4%
SBM Offshore NV	1,191,247	19,082,155	0.4%
Other Securities		215,175,838	3.9%
TOTAL NETHERLANDS		297,568,228	5.5%

NORWAY — (2.2%)
Other Securities		128,671,330	2.4%

PORTUGAL — (1.0%)
Other Securities		59,824,293	1.1%

SPAIN — (5.5%)
# Distribuidora Internacional de Alimentacion SA	3,425,777	21,378,135	0.4%
Gamesa Corp. Technologica SA	977,004	20,903,522	0.4%
Other Securities		282,067,113	5.3%
TOTAL SPAIN		324,348,770	6.1%

SWEDEN — (7.2%)
Other Securities		427,202,613	8.0%

The Continental Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
SWITZERLAND — (10.8%)
#ams AG	372,640	$24,181,321	0.5%
Flughafen Zurich AG	95,396	23,429,267	0.4%
Georg Fischer AG	22,880	22,193,118	0.4%
Helvetia Holding AG	36,269	20,800,467	0.4%
Logitech International SA	708,858	26,083,801	0.5%
PSP Swiss Property AG	206,934	19,361,306	0.4%
Temenos Group AG	318,043	28,453,089	0.5%
Other Securities		478,173,349	8.9%
TOTAL SWITZERLAND		642,675,718	12.0%

UNITED STATES — (0.0%)
Other Securities		798,161	0.0%
TOTAL COMMON STOCKS		5,278,494,673	98.6%

PREFERRED STOCKS — (0.8%)
GERMANY — (0.8%)
Other Securities		43,532,171	0.8%
TOTAL PREFERRED STOCKS		43,532,171	0.8%

RIGHTS/WARRANTS — (0.0%)
ISRAEL — (0.0%)
Other Securities		74,995	0.0%

SPAIN — (0.0%)
Other Securities		244,618	0.0%
TOTAL RIGHTS/WARRANTS		319,613	0.0%
TOTAL INVESTMENT SECURITIES		5,322,346,457

		Value†
SECURITIES LENDING COLLATERAL — (10.2%)
§@DFA Short Term Investment Fund	52,442,975	606,870,102	11.3%
TOTAL INVESTMENTS — (100.0%) (Cost $4,488,167,344)^		$5,929,216,559	110.7%
____________________

^	The cost for federal income tax purposes is $4,488,167,344.

The Continental Small Company Series
continued

Summary of the Series’ investments as of June 30, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	—	$179,925,367	—	$179,925,367
Belgium	$715,685	228,581,392	—	229,297,077
Denmark	—	277,385,232	—	277,385,232
Finland	—	363,135,168	—	363,135,168
France	11,118,960	729,426,147	—	740,545,107
Germany	1,977,756	837,574,629	—	839,552,385
Ireland	1,184,702	70,419,031	—	71,603,733
Israel	—	133,329,155	—	133,329,155
Italy	—	562,632,336	—	562,632,336
Netherlands	—	297,568,228	—	297,568,228
Norway	—	128,671,330	—	128,671,330
Portugal	—	59,824,293	—	59,824,293
Spain	137,635	324,211,135	—	324,348,770
Sweden	1,794,442	425,408,171	—	427,202,613
Switzerland	—	642,675,718	—	642,675,718
United States	—	798,161	—	798,161
Preferred Stocks
Germany	—	43,532,171	—	43,532,171
Rights/Warrants
Israel	—	74,995	—	74,995
Spain	—	244,618	—	244,618
Securities Lending Collateral	—	606,870,102	—	606,870,102
TOTAL	$16,929,180	$5,912,287,379	—	$5,929,216,559

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

June 30, 2017
(Unaudited)

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (79.8%)
Consumer Discretionary — (7.6%)
Amaya, Inc.	667,513	$11,931,640	0.9%
Cineplex, Inc.	355,683	14,498,306	1.1%
Enercare, Inc.	628,159	9,552,202	0.8%
Linamar Corp.	193,114	9,518,698	0.8%
Other Securities		74,440,674	5.9%
Total Consumer Discretionary		119,941,520	9.5%

Consumer Staples — (4.0%)
Cott Corp.	747,076	10,790,202	0.8%
Maple Leaf Foods, Inc.	383,945	9,693,368	0.8%
#* Premium Brands Holdings Corp.	156,662	11,239,846	0.9%
Other Securities		31,430,539	2.5%
Total Consumer Staples		63,153,955	5.0%

Energy — (16.5%)
Advantage Oil & Gas, Ltd.	1,232,675	8,336,335	0.7%
Enerflex, Ltd.	597,858	8,676,502	0.7%
#* Gibson Energy, Inc.	702,339	9,077,114	0.7%
Parex Resources, Inc.	931,091	10,590,370	0.8%
#* Parkland Fuel Corp.	561,525	12,864,673	1.0%
#* Veresen, Inc.	1,597,192	22,588,295	1.8%
Whitecap Resources, Inc.	1,857,311	13,262,415	1.1%
Other Securities		173,494,342	13.7%
Total Energy		258,890,046	20.5%

Financials — (5.6%)
#* Canadian Western Bank	539,680	11,394,539	0.9%
#* Genworth MI Canada, Inc.	364,580	10,031,011	0.8%
#* Laurentian Bank of Canada	231,446	9,667,975	0.8%
TMX Group, Ltd.	237,058	12,898,529	1.0%
Other Securities		44,220,416	3.5%
Total Financials		88,212,470	7.0%

Health Care — (1.5%)
Other Securities		24,025,576	1.9%

Industrials — (9.4%)
#* MacDonald Dettwiler & Associates, Ltd.	200,472	10,431,717	0.8%
#* New Flyer Industries, Inc.	254,471	10,643,512	0.8%
#* Stantec, Inc.	557,929	14,047,179	1.1%
#* TFI International, Inc.	524,953	11,322,436	0.9%
Toromont Industries, Ltd.	431,613	15,889,269	1.3%
Transcontinental, Inc. Class A	409,776	8,120,946	0.6%
Other Securities		77,321,156	6.2%
Total Industrials		147,776,215	11.7%

The Canadian Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
Information Technology — (3.9%)
Celestica, Inc.	804,865	$10,935,936	0.9%
Descartes Systems Group, Inc. (The)	405,356	9,861,954	0.8%
Other Securities		39,949,005	3.1%
Total Information Technology		60,746,895	4.8%

Materials — (23.8%)
Alamos Gold, Inc. Class A	2,076,629	14,732,409	1.2%
B2Gold Corp.	4,754,863	13,383,135	1.1%
Centerra Gold, Inc.	1,599,935	8,734,995	0.7%
Detour Gold Corp.	1,045,165	12,234,427	1.0%
Eldorado Gold Corp.	4,471,746	11,862,127	0.9%
#* First Majestic Silver Corp.	1,019,024	8,455,198	0.7%
HudBay Minerals, Inc.	1,535,305	8,879,386	0.7%
IAMGOLD Corp.	3,392,369	17,500,731	1.4%
Kirkland Lake Gold, Ltd.	963,773	9,118,981	0.7%
New Gold, Inc.	3,427,809	10,890,325	0.9%
OceanaGold Corp.	4,160,560	12,544,563	1.0%
#* Osisko Gold Royalties, Ltd.	708,928	8,664,791	0.7%
Pan American Silver Corp.	874,373	14,705,487	1.2%
Stella-Jones, Inc.	249,471	8,514,487	0.7%
Tahoe Resources, Inc.	1,389,343	11,977,834	0.9%
Torex Gold Resources, Inc.	502,960	9,591,456	0.8%
West Fraser Timber Co., Ltd.	169,710	8,032,696	0.6%
Yamana Gold, Inc.	4,782,373	11,542,896	0.9%
Other Securities		173,551,502	13.6%
Total Materials		374,917,426	29.7%

Real Estate — (2.2%)
Colliers International Group, Inc.	182,095	10,292,692	0.8%
FirstService Corp.	185,371	11,894,448	0.9%
Other Securities		13,009,281	1.1%
Total Real Estate		35,196,421	2.8%

Utilities — (5.3%)
#* Algonquin Power & Utilities Corp.	1,268,653	13,353,727	1.0%
#* Capital Power Corp.	591,609	11,094,950	0.9%
#* Northland Power, Inc.	612,888	10,917,422	0.8%
TransAlta Corp.	1,755,309	11,221,092	0.9%
Other Securities		36,647,212	3.0%
Total Utilities		83,234,403	6.6%
TOTAL COMMON STOCKS		1,256,094,927	99.5%
TOTAL INVESTMENT SECURITIES		1,256,094,927

		Value†
SECURITIES LENDING COLLATERAL — (20.2%)
§@ DFA Short Term Investment Fund	27,512,637	318,376,232	25.2%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,746,091,254)^		$1,574,471,159	124.7%
____________________

^	The cost for federal income tax purposes is $1,746,091,254.

The Canadian Small Company Series
continued

Summary of the Series’ investments as of June 30, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$119,934,536	$6,984	—	$119,941,520
Consumer Staples	63,153,955	—	—	63,153,955
Energy	258,890,037	9	—	258,890,046
Financials	88,212,470	—	—	88,212,470
Health Care	23,621,283	404,293	—	24,025,576
Industrials	147,776,215	—	—	147,776,215
Information Technology	60,746,895	—	—	60,746,895
Materials	374,903,830	13,596	—	374,917,426
Real Estate	35,196,421	—	—	35,196,421
Utilities	83,234,403	—	—	83,234,403
Securities Lending Collateral	—	318,376,232	—	318,376,232
TOTAL	$1,255,670,045	$318,801,114	—	$1,574,471,159

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2016

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (91.7%)
Consumer Discretionary — (17.8%)
Aoyama Trading Co., Ltd.	304,000	$10,709,561	0.4%
Shimachu Co., Ltd.	297,200	7,974,727	0.3%
Toyo Tire & Rubber Co., Ltd.	623,700	9,673,815	0.3%
Other Securities		575,455,539	18.3%
Total Consumer Discretionary		603,813,642	19.3%

Consumer Staples — (7.7%)
Ain Holdings, Inc.	124,600	8,409,946	0.3%
Morinaga Milk Industry Co., Ltd.	1,164,000	9,375,501	0.3%
Takara Holdings, Inc.	980,300	9,284,173	0.3%
Other Securities		235,670,534	7.5%
Total Consumer Staples		262,740,154	8.4%

Energy — (1.0%)
Other Securities		32,552,672	1.0%

Financials — (8.7%)
77 Bank, Ltd. (The)	1,749,760	7,904,201	0.3%
Daishi Bank, Ltd. (The)	2,071,000	8,905,139	0.3%
North Pacific Bank, Ltd.	2,303,600	8,591,023	0.3%
Other Securities		268,141,185	8.5%
Total Financials		293,541,548	9.4%

Health Care — (4.1%)
Nipro Corp.	702,100	8,670,187	0.3%
Rohto Pharmaceutical Co., Ltd.	546,700	9,592,173	0.3%
Ship Healthcare Holdings, Inc.	279,700	8,181,874	0.3%
Tsumura & Co.	359,800	10,225,153	0.3%
Other Securities		101,447,537	3.2%
Total Health Care		138,116,924	4.4%

Industrials — (26.2%)
Aica Kogyo Co., Ltd.	314,300	8,968,870	0.3%
# Chiyoda Corp.	993,000	8,661,260	0.3%
Daifuku Co., Ltd.	444,100	8,024,354	0.3%
Fujikura, Ltd.	1,935,000	11,369,097	0.4%
Furukawa Electric Co., Ltd.	462,800	13,615,795	0.4%
Glory, Ltd.	268,900	8,889,500	0.3%
GS Yuasa Corp.	2,130,000	9,197,857	0.3%
Japan Steel Works, Ltd. (The)	398,400	8,557,307	0.3%
Nishimatsu Construction Co., Ltd.	1,794,000	8,378,134	0.3%
Nisshinbo Holdings, Inc.	870,500	8,666,919	0.3%
# NTN Corp.	2,488,000	9,417,732	0.3%
# OSG Corp.	452,700	9,641,884	0.3%
Penta-Ocean Construction Co., Ltd.	1,724,600	10,277,125	0.3%
Pilot Corp.	188,800	8,441,250	0.3%
Sankyu, Inc.	1,540,000	9,068,678	0.3%

The Japanese Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (continued)
Sanwa Holdings Corp.	1,232,600	$12,275,880	0.4%
Ushio, Inc.	655,900	7,912,689	0.3%
Other Securities		726,289,505	22.9%
Total Industrials		887,653,836	28.3%

Information Technology — (12.0%)
Citizen Watch Co., Ltd.	1,437,500	8,078,459	0.3%
Horiba, Ltd.	212,650	10,168,702	0.3%
Ibiden Co., Ltd.	620,978	9,014,732	0.3%
TIS, Inc.	505,101	11,429,663	0.4%
# Topcon Corp.	595,400	8,886,823	0.3%
Ulvac, Inc.	252,600	7,975,585	0.3%
Other Securities		350,942,720	11.1%
Total Information Technology		406,496,684	13.0%

Materials — (11.6%)
ADEKA Corp.	544,000	8,223,372	0.3%
Denka Co., Ltd.	1,949,000	8,841,805	0.3%
Dowa Holdings Co., Ltd.	1,464,000	10,872,844	0.4%
FP Corp.	148,000	7,971,867	0.3%
Mitsui Mining & Smelting Co., Ltd.	3,627,000	8,080,917	0.3%
NOF Corp.	870,000	9,456,776	0.3%
Rengo Co., Ltd.	1,261,000	7,908,112	0.3%
Showa Denko KK	845,099	11,166,525	0.4%
Sumitomo Osaka Cement Co., Ltd.	2,493,000	10,325,300	0.3%
#* Tokuyama Corp.	2,159,000	9,231,383	0.3%
Toyobo Co., Ltd.	5,688,000	9,310,397	0.3%
Ube Industries, Ltd.	6,661,000	13,745,559	0.4%
Other Securities		278,920,108	8.7%
Total Materials		394,054,965	12.6%

Real Estate — (1.8%)
Leopalace21 Corp.	1,960,700	12,748,059	0.4%
Other Securities		50,288,777	1.6%
Total Real Estate		63,036,836	2.0%

Telecommunication Services — (0.1%)
Other Securities		2,374,986	0.1%

Utilities — (0.7%)
Hokkaido Electric Power Co., Inc.	1,082,100	8,229,493	0.3%
Other Securities		15,378,862	0.4%
Total Utilities		23,608,355	0.7%
TOTAL COMMON STOCKS		3,107,990,602	99.2%
TOTAL INVESTMENT SECURITIES		3,107,990,602

		Value†
SECURITIES LENDING COLLATERAL — (8.3%)
§@ DFA Short Term Investment Fund	24,279,430	280,961,564	9.0%
TOTAL INVESTMENTS — (100.0%)
(Cost $2,964,543,542)		$3,388,952,166	108.2%

The Japanese Small Company Series
continued

Summary of the Series’ investments as of October 31, 2016, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$796,842	$603,016,800	—	$603,813,642
Consumer Staples	—	262,740,154	—	262,740,154
Energy	—	32,552,672	—	32,552,672
Financials	4,973,609	288,567,939	—	293,541,548
Health Care	—	138,116,924	—	138,116,924
Industrials	—	887,653,836	—	887,653,836
Information Technology	—	406,496,684	—	406,496,684
Materials	—	394,054,965	—	394,054,965
Real Estate	—	63,036,836	—	63,036,836
Telecommunication Services	—	2,374,986	—	2,374,986
Utilities	—	23,608,355	—	23,608,355
Securities Lending Collateral	—	280,961,564	—	280,961,564
TOTAL	$5,770,451	$3,383,181,715	—	$3,388,952,166

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2016

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (85.5%)
AUSTRALIA — (44.3%)
	Adelaide Brighton, Ltd.	3,668,074	$14,902,982	1.0%
#	Alumina, Ltd.	9,800,265	11,778,711	0.8%
	Ansell, Ltd.	563,728	9,287,434	0.6%
#	Bendigo & Adelaide Bank, Ltd.	1,000,124	8,445,910	0.5%
	BlueScope Steel, Ltd.	2,354,984	13,971,247	0.9%
	Boral, Ltd.	2,174,013	10,386,960	0.7%
	carsales.com, Ltd.	1,702,940	13,782,286	0.9%
	Cleanaway Waste Management, Ltd.	10,357,050	9,119,140	0.6%
	CSR, Ltd.	3,350,138	9,302,355	0.6%
#	Downer EDI, Ltd.	2,910,872	12,865,733	0.8%
	DuluxGroup, Ltd.	3,101,823	15,169,738	1.0%
	Evolution Mining, Ltd.	4,976,497	8,775,916	0.6%
	Fairfax Media, Ltd.	15,303,894	9,586,076	0.6%
#	InvoCare, Ltd.	905,619	8,985,727	0.6%
#	IOOF Holdings, Ltd.	1,900,338	11,830,056	0.8%
#	IRESS, Ltd.	1,123,183	9,672,022	0.6%
	JB Hi-Fi, Ltd.	962,791	20,754,808	1.3%
	Mineral Resources, Ltd.	1,168,088	10,276,124	0.7%
#	nib holdings, Ltd.	2,713,689	9,937,859	0.6%
#	Northern Star Resources, Ltd.	4,806,957	15,547,800	1.0%
	Nufarm, Ltd.	1,280,776	8,597,852	0.6%
	Orora, Ltd.	3,956,731	8,718,958	0.6%
	OZ Minerals, Ltd.	2,198,276	11,231,748	0.7%
#	Perpetual, Ltd.	356,426	12,238,862	0.8%
	Primary Health Care, Ltd.	3,292,878	9,598,026	0.6%
#	Sims Metal Management, Ltd.	1,382,214	10,514,951	0.7%
	Sirtex Medical, Ltd.	413,240	8,746,855	0.6%
	Spark Infrastructure Group	11,913,246	20,084,154	1.3%
	Star Entertainment Grp, Ltd. (The)	4,207,608	15,921,346	1.0%
#	Super Retail Group, Ltd.	1,280,749	9,521,373	0.6%
#	Tabcorp Holdings, Ltd.	3,586,818	13,177,917	0.9%
#	Vocus Communications, Ltd.	4,260,609	18,472,126	1.2%
#*	Whitehaven Coal, Ltd.	4,143,411	9,528,724	0.6%
	Other Securities		409,368,233	26.0%
TOTAL AUSTRALIA			800,100,009	51.4%

CHINA — (0.2%)
	Other Securities		3,344,793	0.2%

The Asia Pacific Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
HONG KONG — (23.1%)
Cafe de Coral Holdings, Ltd.	2,330,000	$8,226,629	0.5%
Dah Sing Financial Holdings, Ltd.	1,408,144	9,551,504	0.6%
#* Esprit Holdings, Ltd.	14,507,050	11,964,200	0.8%
# Guotai Junan International Holdings, Ltd.	22,013,797	8,406,293	0.6%
Hopewell Holdings, Ltd.	3,184,000	11,148,424	0.7%
Luk Fook Holdings International, Ltd.	3,142,000	9,213,353	0.6%
Man Wah Holdings, Ltd.	13,578,800	9,012,166	0.6%
# Vitasoy International Holdings, Ltd.	5,277,000	11,020,785	0.7%
VTech Holdings, Ltd.	700,400	8,591,259	0.6%
# Xinyi Glass Holdings, Ltd.	17,658,000	15,182,993	1.0%
Other Securities		315,322,094	20.2%
TOTAL HONG KONG		417,639,700	26.9%

NEW ZEALAND — (7.4%)
Fisher & Paykel Healthcare Corp., Ltd.	2,455,045	15,543,967	1.0%
# Ryman Healthcare, Ltd.	1,772,699	11,251,074	0.7%
SKYCITY Entertainment Group, Ltd.	5,162,402	14,391,898	0.9%
Other Securities		93,352,887	6.1%
TOTAL NEW ZEALAND		134,539,826	8.7%

SINGAPORE — (10.5%)
#* Noble Group, Ltd.	75,184,800	8,939,601	0.6%
SATS, Ltd.	2,695,900	9,378,680	0.6%
# Singapore Post, Ltd.	10,132,100	11,641,927	0.8%
Venture Corp., Ltd.	1,994,100	13,622,092	0.9%
Other Securities		145,991,424	9.3%
TOTAL SINGAPORE		189,573,724	12.2%

UNITED STATES — (0.0%)
Other Securities		54,219	0.0%
TOTAL COMMON STOCKS		1,545,252,271	99.4%

RIGHTS/WARRANTS — (0.0%)

AUSTRALIA — (0.0%)
Other Securities		96,131	0.0%

HONG KONG — (0.0%)
Other Securities		1,362	0.0%

SINGAPORE — (0.0%)
Other Securities		35,970	0.0%
TOTAL RIGHTS/WARRANTS		133,463	0.0%
TOTAL INVESTMENT SECURITIES		1,545,385,734

		Value†
SECURITIES LENDING COLLATERAL — (14.5%)
§@ DFA Short Term Investment Fund	22,627,303	261,843,149	16.8%
TOTAL INVESTMENTS — (100.0%)
(Cost $1,857,750,342)		$1,807,228,883	116.2%

The Asia Pacific Small Company Series
continued

Summary of the Series’ investments as of October 31, 2016, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$800,100,009	—	$800,100,009
China	—	3,344,793	—	3,344,793
Hong Kong	$941,157	416,698,543	—	417,639,700
New Zealand	412,321	134,127,505	—	134,539,826
Singapore	315,107	189,258,617	—	189,573,724
United States	54,219	—	—	54,219
Rights/Warrants
Australia	—	96,131	—	96,131
Hong Kong	—	1,362	—	1,362
Singapore	—	35,970	—	35,970
Securities Lending Collateral	—	261,843,149	—	261,843,149
TOTAL	$1,722,804	$1,805,506,079	—	$1,807,228,883

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2016

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (96.6%)
Consumer Discretionary — (19.6%)
Bellway P.L.C.	637,459	$18,446,930	1.1%
Daily Mail & General Trust P.L.C. Class A	1,271,481	11,670,462	0.7%
Greene King P.L.C.	1,786,209	15,978,447	1.0%
GVC Holdings P.L.C.	1,240,374	10,567,421	0.6%
Inchcape P.L.C.	2,190,976	17,419,824	1.0%
Informa P.L.C.	1,305,509	10,740,551	0.6%
UBM P.L.C.	1,950,843	17,128,208	1.0%
WH Smith P.L.C.	680,498	12,248,606	0.7%
William Hill P.L.C.	4,105,574	14,851,757	0.9%
Other Securities		208,464,577	12.4%
Total Consumer Discretionary		337,516,783	20.0%

Consumer Staples — (5.4%)
Booker Group P.L.C.	7,989,596	17,523,270	1.0%
Tate & Lyle P.L.C.	2,319,044	22,116,631	1.3%
Other Securities		54,160,367	3.3%
Total Consumer Staples		93,800,268	5.6%

Energy — (5.0%)
Amec Foster Wheeler P.L.C.	2,037,469	11,116,254	0.7%
John Wood Group P.L.C.	1,887,172	17,737,852	1.0%
Petrofac, Ltd.	1,141,776	11,244,821	0.7%
#* Tullow Oil P.L.C.	5,000,074	16,143,884	0.9%
Other Securities		30,000,063	1.8%
Total Energy		86,242,874	5.1%

Financials — (13.5%)
Beazley P.L.C.	2,740,810	12,203,670	0.7%
Close Brothers Group P.L.C.	785,896	12,753,035	0.8%
Henderson Group P.L.C.	5,628,395	15,924,719	0.9%
Hiscox, Ltd.	1,493,459	18,648,536	1.1%
ICAP P.L.C.	2,697,973	15,997,519	1.0%
IG Group Holdings P.L.C.	1,792,534	18,101,357	1.1%
Jupiter Fund Management P.L.C.	2,162,762	11,403,328	0.7%
Man Group P.L.C.	7,936,721	12,099,824	0.7%
Phoenix Group Holdings	1,208,721	10,797,905	0.6%
Other Securities		105,371,972	6.3%
Total Financials		233,301,865	13.9%

Health Care — (3.8%)
* BTG P.L.C.	1,870,654	15,053,103	0.9%
Indivior P.L.C.	3,662,912	14,068,115	0.9%
Other Securities		36,308,225	2.1%
Total Health Care		65,429,443	3.9%

The United Kingdom Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (26.6%)
Aggreko P.L.C.	1,332,278	$13,026,413	0.8%
Balfour Beatty P.L.C.	3,549,781	11,769,319	0.7%
BBA Aviation P.L.C.	5,623,297	17,781,017	1.0%
Cobham P.L.C.	8,502,869	14,835,365	0.9%
G4S P.L.C.	4,118,797	11,063,582	0.7%
Hays P.L.C.	6,566,676	10,967,970	0.6%
Howden Joinery Group P.L.C.	3,165,528	14,495,414	0.9%
IMI P.L.C.	1,282,137	15,573,467	0.9%
Meggitt P.L.C.	3,040,190	16,173,674	1.0%
Melrose Industries P.L.C.	10,887,020	22,467,470	1.3%
Rentokil Initial P.L.C.	8,861,710	24,718,157	1.5%
Spirax-Sarco Engineering P.L.C.	355,118	19,146,216	1.1%
Weir Group P.L.C. (The)	1,070,092	22,228,790	1.3%
Other Securities		243,821,126	14.5%
Total Industrials		458,067,980	27.2%

Information Technology — (9.6%)
Electrocomponents P.L.C.	2,396,207	10,916,359	0.7%
Halma P.L.C.	1,951,180	24,978,831	1.5%
# Micro Focus International P.L.C.	539,522	14,127,662	0.8%
* Paysafe Group P.L.C.	2,265,858	11,976,435	0.7%
Playtech P.L.C.	1,111,348	12,606,141	0.8%
Rightmove P.L.C.	477,301	21,787,416	1.3%
Spectris P.L.C.	613,329	15,356,848	0.9%
Other Securities		54,527,225	3.2%
Total Information Technology		166,276,917	9.9%

Materials — (8.1%)
Centamin P.L.C.	6,065,603	11,748,394	0.7%
DS Smith P.L.C.	4,938,232	24,079,775	1.4%
RPC Group P.L.C.	1,638,321	18,998,878	1.1%
Other Securities		84,422,273	5.1%
Total Materials		139,249,320	8.3%

Real Estate — (2.4%)
Other Securities		42,003,507	2.5%

Telecommunication Services — (0.6%)
Other Securities		11,042,463	0.6%

Utilities — (2.0%)
Pennon Group P.L.C.	1,994,817	20,358,554	1.2%
Other Securities		13,528,264	0.8%
Total Utilities		33,886,818	2.0%
TOTAL COMMON STOCKS		1,666,818,238	99.0%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
PREFERRED STOCKS — (0.0%)
Other Securities		28,411	0.0%
RIGHTS/WARRANTS — (0.1%)
Other Securities		2,265,507	0.1%
TOTAL INVESTMENT SECURITIES		1,669,112,156

		Value†
SECURITIES LENDING COLLATERAL — (3.3%)
§@ DFA Short Term Investment Fund	4,889,717	56,583,806	3.4%
TOTAL INVESTMENTS — (100.0%) (Cost $1,690,364,152)		$1,725,695,962	102.5%

THE UNITED KINGDOM SMALL COMPANY SERIES
CONTINUED

Summary of the Series’ investments as of October 31, 2016, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$337,516,783	—	$337,516,783
Consumer Staples	—	93,800,268	—	93,800,268
Energy	—	86,242,874	—	86,242,874
Financials	—	233,301,865	—	233,301,865
Health Care	—	65,429,443	—	65,429,443
Industrials	—	458,067,980	—	458,067,980
Information Technology	—	166,276,917	—	166,276,917
Materials	—	139,249,320	—	139,249,320
Real Estate	—	42,003,507	—	42,003,507
Telecommunication Services	—	11,042,463	—	11,042,463
Utilities	—	33,886,818	—	33,886,818
Preferred Stocks	—	28,411	—	28,411
Rights/Warrants	—	2,265,507	—	2,265,507
Securities Lending Collateral	—	56,583,806	—	56,583,806
TOTAL	—	$1,725,695,962	—	$1,725,695,962

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2016

			Percentage
	Shares	Value††	of Net Assets**
COMMON STOCKS — (91.4%)
AUSTRIA — (3.1%)
ANDRITZ AG	310,627	$16,241,244	0.4%
Other Securities		122,038,613	2.9%
TOTAL AUSTRIA		138,279,857	3.3%

BELGIUM — (4.3%)
Ackermans & van Haaren NV	134,383	18,652,359	0.5%
Umicore SA	412,343	25,063,062	0.6%
Other Securities		147,950,280	3.5%
TOTAL BELGIUM		191,665,701	4.6%

DENMARK — (4.5%)
GN Store Nord A.S.	826,732	16,756,414	0.4%
Jyske Bank A.S.	345,747	15,676,272	0.4%
* TDC A.S.	4,148,072	22,870,392	0.6%
Other Securities		148,738,122	3.5%
TOTAL DENMARK		204,041,200	4.9%

FINLAND — (6.5%)
Amer Sports Oyj	641,324	17,449,969	0.4%
Elisa Oyj	734,075	24,731,862	0.6%
Huhtamaki Oyj	467,536	18,868,806	0.5%
Kesko Oyj Class B	345,206	17,153,261	0.4%
Nokian Renkaat Oyj	623,433	20,910,928	0.5%
Orion Oyj Class B	436,647	18,585,395	0.5%
#* Outokumpu Oyj	3,022,031	21,068,282	0.5%
Other Securities		153,616,179	3.6%
TOTAL FINLAND		292,384,682	7.0%

FRANCE — (12.5%)
Arkema SA	298,145	28,270,807	0.7%
Edenred	946,779	21,911,853	0.5%
Eurofins Scientific SE	38,653	17,565,704	0.4%
Lagardere SCA	619,304	15,771,620	0.4%
Rexel SA	1,596,995	22,149,109	0.5%
Rubis SCA	203,675	18,573,358	0.5%
SEB SA	120,657	17,757,736	0.4%
# STMicroelectronics NV	2,136,887	20,281,219	0.5%
Teleperformance	336,308	35,533,493	0.9%
* Ubisoft Entertainment SA	521,852	17,756,325	0.4%
Other Securities		344,488,930	8.3%
TOTAL FRANCE		560,060,154	13.5%

GERMANY — (15.4%)
* Dialog Semiconductor P.L.C.	382,079	15,026,045	0.4%
Freenet AG	652,809	18,715,461	0.5%
Gerresheimer AG	198,146	14,946,146	0.4%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
GERMANY — (Continued)
# K+S AG	990,931	$20,066,101	0.5%
KION Group AG	258,832	15,638,698	0.4%
* KUKA AG	135,482	15,374,609	0.4%
Lanxess AG	484,758	31,084,953	0.8%
LEG Immobilien AG	306,750	25,874,994	0.6%
MTU Aero Engines AG	249,839	26,089,184	0.6%
Osram Licht AG	343,036	19,483,339	0.5%
* QIAGEN NV	744,663	18,212,580	0.4%
Rheinmetall AG	223,411	15,508,712	0.4%
Stada Arzneimittel AG	306,492	15,370,132	0.4%
Other Securities		439,286,005	10.4%
TOTAL GERMANY		690,676,959	16.7%

IRELAND — (1.2%)
Other Securities		53,214,050	1.3%

ISRAEL — (1.8%)
Other Securities		82,999,079	2.0%

ITALY — (8.6%)
Prysmian SpA	1,026,230	25,519,884	0.6%
Other Securities		358,680,759	8.7%
TOTAL ITALY		384,200,643	9.3%

NETHERLANDS — (4.7%)
Aalberts Industries NV	600,156	18,953,870	0.5%
Delta Lloyd NV	2,709,093	16,366,532	0.4%
# Gemalto NV	304,031	16,518,507	0.4%
Other Securities		158,514,893	3.8%
TOTAL NETHERLANDS		210,353,802	5.1%

NORWAY — (2.6%)
Other Securities		118,249,011	2.9%

PORTUGAL — (0.9%)
Other Securities		41,152,687	1.0%

SPAIN — (5.4%)
Distribuidora Internacional de Alimentacion SA	2,929,226	15,645,268	0.4%
Gamesa Corp. Tecnologica SA	1,203,576	27,788,671	0.7%
Other Securities		199,203,293	4.7%
TOTAL SPAIN		242,637,232	5.8%

SWEDEN — (7.8%)
Other Securities		348,471,161	8.4%

SWITZERLAND — (12.1%)
Baloise Holding AG	193,722	23,833,522	0.6%
Flughafen Zuerich AG	104,871	19,277,802	0.5%
Georg Fischer AG	22,511	19,958,153	0.5%
Helvetia Holding AG	36,269	18,869,464	0.5%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
SWITZERLAND — (Continued)
# Logitech International SA	650,486	$15,732,970	0.4%
PSP Swiss Property AG	201,709	18,048,619	0.4%
Straumann Holding AG	45,962	17,244,502	0.4%
Temenos Group AG	318,043	20,539,697	0.5%
Other Securities		386,994,688	9.2%
TOTAL SWITZERLAND		540,499,417	13.0%
TOTAL COMMON STOCKS		4,098,885,635	98.8%

PREFERRED STOCKS — (0.8%)
GERMANY — (0.8%)
Other Securities		34,254,167	0.9%
TOTAL PREFERRED STOCKS		34,254,167	0.9%

RIGHTS/WARRANTS — (0.0%)
SPAIN — (0.0%)
Other Securities		55,356	0.0%
TOTAL RIGHTS/WARRANTS		55,356	0.0%
TOTAL INVESTMENT SECURITIES		4,133,195,158

		Value†
SECURITIES LENDING COLLATERAL — (7.8%)
§@ DFA Short Term Investment Fund	30,261,802	350,189,570	8.4%
TOTAL INVESTMENTS — (100.0%) (Cost $3,879,139,342)		$4,483,384,728	108.1%

THE CONTINENTAL SMALL COMPANY SERIES
CONTINUED

Summary of the Series’ investments as of October 31, 2016, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	—	$138,279,857	—	$138,279,857
Belgium	—	191,665,701	—	191,665,701
Denmark	—	204,041,200	—	204,041,200
Finland	—	292,384,682	—	292,384,682
France	—	560,060,154	—	560,060,154
Germany	$1,885,545	688,791,414	—	690,676,959
Ireland	—	53,214,050	—	53,214,050
Israel	—	82,999,079	—	82,999,079
Italy	—	384,200,643	—	384,200,643
Netherlands	—	210,353,802	—	210,353,802
Norway	—	118,249,011	—	118,249,011
Portugal	—	41,152,687	—	41,152,687
Spain	—	242,637,232	—	242,637,232
Sweden	124,117	348,347,044	—	348,471,161
Switzerland	—	540,499,417	—	540,499,417
Preferred Stocks
Germany	—	34,254,167	—	34,254,167
Rights/Warrants
Spain	—	55,356	—	55,356
Securities Lending Collateral	—	350,189,570	—	350,189,570
TOTAL	$2,009,662	$4,481,375,066	—	$4,483,384,728

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2016

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (81.3%)
Consumer Discretionary — (7.7%)
	Cineplex, Inc.	318,474	$12,109,278	1.3%
#	Corus Entertainment, Inc. Class B	740,938	6,115,100	0.7%
#	Enercare, Inc.	509,859	7,366,784	0.8%
#*	IMAX Corp.	259,917	7,862,489	0.9%
	Linamar Corp.	144,412	5,873,164	0.6%
	Other Securities		49,050,359	5.2%
Total Consumer Discretionary			88,377,174	9.5%

Consumer Staples — (3.6%)
	Cott Corp.	600,036	7,868,958	0.9%
	Premium Brands Holdings Corp.	132,462	6,410,280	0.7%
	Other Securities		26,731,797	2.8%
Total Consumer Staples			41,011,035	4.4%

Energy — (19.2%)
*	Advantage Oil & Gas, Ltd.	1,100,531	7,425,487	0.8%
#	Enbridge Income Fund Holdings, Inc.	251,755	6,389,130	0.7%
#	Gibson Energy, Inc.	702,339	8,812,619	0.9%
#	Mullen Group, Ltd.	536,825	7,440,227	0.8%
*	Parex Resources, Inc.	765,891	8,810,630	0.9%
#	Parkland Fuel Corp.	474,825	11,090,932	1.2%
#	Precision Drilling Corp.	1,736,481	7,741,860	0.8%
*	Raging River Exploration, Inc.	1,087,151	8,713,095	0.9%
	ShawCor, Ltd.	319,981	8,003,700	0.9%
#	Veresen, Inc.	1,597,192	14,467,966	1.6%
#	Whitecap Resources, Inc.	1,466,035	11,716,913	1.3%
	Other Securities		119,454,762	12.8%
Total Energy			220,067,321	23.6%

Financials — (4.8%)
#	Canadian Western Bank	441,032	8,368,198	0.9%
#	Home Capital Group, Inc.	325,263	6,438,330	0.7%
	Laurentian Bank of Canada	196,746	7,271,080	0.8%
	TMX Group, Ltd.	191,063	8,815,991	0.9%
	Other Securities		24,707,351	2.7%
Total Financials			55,600,950	6.0%

Health Care — (1.3%)
	Other Securities		14,491,248	1.5%

Industrials — (10.3%)
	MacDonald Dettwiler & Associates, Ltd.	172,507	9,873,527	1.1%
	New Flyer Industries, Inc.	254,471	7,114,488	0.8%
	Russel Metals, Inc.	362,155	5,764,564	0.6%
#	Stantec, Inc.	410,229	9,126,395	1.0%
	Toromont Industries, Ltd.	390,325	11,465,597	1.2%
	TransForce, Inc.	474,880	10,773,577	1.2%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Industrials — (continued)
Westshore Terminals Investment Corp.	318,149	$6,136,222	0.7%
Other Securities		57,383,009	6.0%
Total Industrials		117,637,379	12.6%

Information Technology — (3.1%)
Other Securities		35,787,691	3.8%

Materials — (23.7%)
Alamos Gold, Inc. Class A	1,545,462	12,121,272	1.3%
* B2Gold Corp.	5,268,073	15,239,039	1.6%
* Endeavour Mining Corp.	316,838	6,188,881	0.7%
* Fortuna Silver Mines, Inc.	876,406	5,991,682	0.6%
HudBay Minerals, Inc.	1,398,004	5,888,856	0.6%
* IAMGOLD Corp.	2,443,241	9,781,707	1.1%
* Lundin Mining Corp.	2,567,823	10,050,750	1.1%
# Methanex Corp.	267,966	9,739,314	1.0%
* New Gold, Inc.	2,668,183	10,523,140	1.1%
OceanaGold Corp.	3,061,665	9,358,702	1.0%
Pan American Silver Corp.	990,673	15,820,633	1.7%
* SEMAFO, Inc.	1,661,946	6,517,435	0.7%
#* Silver Standard Resources, Inc.	760,590	8,347,040	0.9%
# Stella-Jones, Inc.	204,600	7,260,837	0.8%
West Fraser Timber Co., Ltd.	213,500	7,309,267	0.8%
Other Securities		131,140,488	14.1%
Total Materials		271,279,043	29.1%

Real Estate — (1.6%)
FirstService Corp.	160,533	6,504,860	0.7%
Other Securities		12,104,751	1.3%
Total Real Estate		18,609,611	2.0%

Telecommunication Services — (0.4%)
Other Securities		4,507,968	0.5%

Utilities — (5.6%)
Algonquin Power & Utilities Corp.	1,173,558	10,368,048	1.1%
Capital Power Corp.	523,509	8,059,689	0.9%
# Northland Power, Inc.	536,896	9,606,728	1.0%
Superior Plus Corp.	702,443	6,253,015	0.7%
TransAlta Corp.	1,446,740	6,374,587	0.7%
Other Securities		23,050,047	2.4%
Total Utilities		63,712,114	6.8%
TOTAL COMMON STOCKS		931,081,534	99.8%
TOTAL INVESTMENT SECURITIES		931,081,534

		Value†
SECURITIES LENDING COLLATERAL — (18.7%)
§@ DFA Short Term Investment Fund	18,505,165	214,141,764	22.9%
TOTAL INVESTMENTS — (100.0%) (Cost $1,376,781,398)		$1,145,223,298	122.7%

THE CANADIAN SMALL COMPANY SERIES
CONTINUED

Summary of the Series’ investments as of October 31, 2016, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in
	Securities
	(Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$88,194,376	$182,798	—	$88,377,174
Consumer Staples	41,011,035	—	—	41,011,035
Energy	220,008,340	58,981	—	220,067,321
Financials	55,600,950	—	—	55,600,950
Health Care	14,491,248	—	—	14,491,248
Industrials	117,637,379	—	—	117,637,379
Information Technology	35,787,691	—	—	35,787,691
Materials	271,278,805	238	—	271,279,043
Real Estate	18,609,611	—	—	18,609,611
Telecommunication Services	4,507,968	—	—	4,507,968
Utilities	63,712,114	—	—	63,712,114
Securities Lending Collateral	—	214,141,764	—	214,141,764
TOTAL	$930,839,517	$214,383,781	—	$1,145,223,298

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2017
(Unaudited)

(Amounts in thousands)

	The	The	The United	The	The
	Japanese	Asia Pacific	Kingdom	Continental	Canadian
	Small	Small	Small	Small	Small
	Company	Company	Company	Company	Company
	Series*	Series*	Series*	Series*	Series*
ASSETS:
Investments at Value (including $333,759,
$316,155, $66,969, $563,957 and $305,165 of
securities on loan, respectively)	$3,593,941	$1,706,025	$2,118,671	$5,322,347	$1,256,095
Collateral from Securities on Loan Invested in
Affiliate at Value (including cost of $383,607,
$279,519, $73,872, $606,961 and $318,357)	383,569	279,511	73,878	606,870	318,376
Foreign Currencies at Value	19,493	4,267	1,173	2,449	1,959
Cash	7,908	139	8,595	14,921	215
Receivables:
Investment Securities Sold	2,035	2,059	1,703	8,293	3,518
Dividends, Interest and Tax Reclaims	2,497	1,930	6,693	11,667	2,498
Securities Lending Income	773	431	130	1,477	555
Prepaid Expenses and Other Assets	2	1	1	2	2
Total Assets	4,010,218	1,994,363	2,210,844	5,968,026	1,583,218
LIABILITIES:
Payables:
Upon Return of Securities Loaned	383,506	279,464	73,866	606,855	318,324
Investment Securities Purchased	10,554	1,899	4,809	5,573	2,296
Due to Advisor	297	138	175	440	102
Accrued Expenses and Other Liabilities	193	102	106	204	39
Total Liabilities	394,550	281,603	78,956	613,072	320,761
NET ASSETS	$3,615,668	$1,712,760	$2,131,888	$5,354,954	$1,262,457
Investments at Cost	$2,847,144	$1,683,771	$1,823,405	$3,881,206	$1,427,734
Foreign Currencies at Cost	$19,543	$4,261	$1,171	$2,432	$1,949
____________________

*	The Series received non-cash collateral consisting of short and/or long term U.S. Treasury securities with a market value of $8,901, $60,366, $0, $2,752 and $3,312, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2016

(Amounts in thousands)

	The	The
	Japanese	Asia Pacific
	Small	Small
	Company	Company
	Series*	Series*
ASSETS:
Investments at Value (including $271,364 and $262,488 of
securities on loan, respectively)	$3,107,991	$1,545,386
Collateral from Securities on Loan Invested in Affiliate at Value
(including cost of $280,916 and $261,799)	280,962	261,843
Foreign Currencies at Value	2,507	2,689
Cash	1,795	392
Receivables:
Investment Securities Sold	4,478	6,989
Dividends, Interest and Tax Reclaims	19,244	1,409
Securities Lending Income	684	420
Futures Margin Variation	—	—
Total Assets	3,417,661	1,819,128
LIABILITIES:
Payables:
Upon Return of Securities Loaned	280,889	261,796
Investment Securities Purchased	3,734	1,368
Due to Advisor	261	134
Futures Margin Variation	—	—
Accrued Expenses and Other Liabilities	183	94
Total Liabilities	285,067	263,392
NET ASSETS	$3,132,594	$1,555,736
Investments at Cost	$2,683,628	$1,595,952
Foreign Currencies at Cost	$2,500	$2,692
____________________

*       See Note J in the Notes to Financial Statements for additional securities lending collateral.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

OCTOBER 31, 2016

(Amounts in thousands)

	The United	The	The
	Kingdom	Continental	Canadian
	Small	Small	Small
	Company	Company	Company
	Series	Series*	Series*
ASSETS:
Investments at Value (including $53,170, $327,025,
$202,280 of securities on loan, respectively)	$1,669,112	$4,133,195	$931,082
Collateral from Securities on Loan Invested in Affiliate at Value
(including cost of $56,574, $350,137, $214,106)	56,584	350,190	214,142
Foreign Currencies at Value	5,978	1,645	279
Cash	2,698	5,855	4,248
Receivables:
Investment Securities Sold	936	2,988	55
Dividends, Interest and Tax Reclaims	4,896	5,730	705
Securities Lending Income	93	1,051	375
Unrealized Gain on Foreign Currency Contracts	—	—	1
Total Assets	1,740,297	4,500,654	1,150,887
LIABILITIES:
Payables:
Upon Return of Securities Loaned	56,573	350,129	214,100
Investment Securities Purchased	—	1,969	3,384
Due to Advisor	148	359	81
Unrealized Loss on Foreign Currency Contracts	—	—	5
Accrued Expenses and Other Liabilities	111	272	53
Total Liabilities	56,832	352,729	217,623
NET ASSETS	$1,683,465	$4,147,925	$933,264
Investments at Cost	$1,633,790	$3,529,003	$1,162,676
Foreign Currencies at Cost	$5,962	$1,647	$279
____________________

*	See Note J in the Notes to Financial Statements for additional securities lending collateral.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

(Amounts in thousands)

		The Asia Pacific
	The Japanese Small	Small Company
	Company Series	Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of $5,758 and
$1,317, respectively)	$52,010	$52,135
Income from Securities Lending	5,693	5,042
Total Investment Income	57,703	57,177
Expenses
Investment Management Fees	2,725	1,385
Accounting & Transfer Agent Fees	138	78
Custodian Fees	441	250
Shareholders’ Reports	11	5
Directors’/Trustees’ Fees & Expenses	19	9
Professional Fees	54	27
Other	104	54
Total Expenses	3,492	1,808
Fees Paid Indirectly (Note C)	(15)	(10)
Net Expenses	3,477	1,798
Net Investment Income (Loss)	54,226	55,379

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold**	122,152	(8,246)
Futures	—	—
Foreign Currency Transactions	2,170	309
Forward Currency Contracts	(36)	(18)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	214,787	168,801
Futures	—	—
Translation of Foreign Currency Denominated Amounts	(688)	22
Net Realized and Unrealized Gain (Loss)	338,385	160,868
Net Increase (Decrease) in Net Assets Resulting from Operations	$392,611	$216,247
____________________

**	Net of foreign capital gain taxes withheld of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

(Amounts in thousands)

	The United	The Continental	The Canadian
	Kingdom Small	Small Company	Small Company
	Company Series	Series	Series
Investment Income
Dividends (Net of Foreign Taxes Withheld of
$50, $12,963, $2,757, respectively)	$79,890	$89,305	$16,189
Interest	—	—	—
Income from Securities Lending	1,716	14,119	3,503
Total Investment Income	81,606	103,424	19,692
Expenses
Investment Management Fees	1,820	3,945	747
Accounting & Transfer Agent Fees	94	204	37
Custodian Fees	106	610	56
Shareholders’ Reports	8	14	3
Directors’/Trustees’ Fees & Expenses	13	27	5
Professional Fees	39	183	13
Other	76	165	22
Total Expenses	2,156	5,148	883
Fees Paid Indirectly (Note C)	(15)	(36)	(13)
Net Expenses	2,141	5,112	870
Net Investment Income (Loss)	79,465	98,312	18,822

Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold*	71,244	122,507	(24,152)
Futures	—	687	—
Foreign Currency Transactions	(1,277)	(394)	229
Forward Currency Contracts	—	(5)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(469,059)	27,064	135,836
Futures	—	19	—
Translation of Foreign Currency Denominated Amounts	(215)	(32)	(6)
Net Realized and Unrealized Gain (Loss)	(399,307)	149,846	111,907
Net Increase (Decrease) in Net Assets Resulting
from Operations	$(319,842)	$248,158	$130,729
____________________

*	Net of foreign capital gain taxes withheld of $0, $0, and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Japanese Small
	Company Series
	Year	Year
	Ended	Ended
	Oct. 31,	Oct. 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$54,226	$43,264
Net Realized Gain (Loss) on:
Investment Securities Sold*	122,152	69,828
Futures	—	—
Foreign Currency Transactions	2,170	(1,869)
Forward Currency Contracts	(36)	—
In-Kind Redemptions	—	27,130
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	214,787	85,013
Futures	—	—
Translation of Foreign Currency
Denominated Amounts	(688)	382
Net Increase (Decrease) in Net Assets Resulting
from Operations	392,611	223,748
Transactions in Interest:
Contributions	224,138	102,092
Withdrawals	(115,843)	(199,561)
Net Increase (Decrease) from
Transactions in Interest	108,295	(97,469)
Total Increase (Decrease) in Net Assets	500,906	126,279
Net Assets
Beginning of Year	2,631,688	2,505,409
End of Year	$3,132,594	$2,631,688
____________________

*	Net of foreign capital gain taxes withheld of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Asia Pacific Small		The United Kingdom Small		The Continental Small
	Company Series		Company Series		Company Series
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,	Oct. 31,
	2016	2015	2016	2015	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$55,379	$54,891	$79,465	$71,555	$98,312	$82,887
Net Realized Gain (Loss) on:
Investment Securities Sold*	(8,246)	(15,143)	71,244	82,685	122,507	115,635
Futures	—	—	—	—	687	(4,875)
Foreign Currency Transactions	309	(913)	(1,277)	144	(394)	(1,002)
Forward Currency Contracts	(18)	—	—	—	(5)	—
In-Kind Redemptions	—	18,027	—	42,293	—	58,734
Change in Unrealized Appreciation
(Depreciation) of:
Investment Securities and
Foreign Currency	168,801	(224,570)	(469,059)	(104)	27,064	55,052
Futures	—	—	—	—	19	(19)
Translation of Foreign Currency
Denominated Amounts	22	(13)	(215)	86	(32)	(57)
Net Increase (Decrease) in
Net Assets Resulting
from Operations	216,247	(167,721)	(319,842)	196,659	248,158	306,355
Transactions in Interest:
Contributions	137,711	119,899	112,811	12,907	441,553	454,912
Withdrawals	(26,496)	(177,690)	(193,617)	(121,351)	(195,529)	(259,801)
Net Increase (Decrease) from
Transactions in Interest	111,215	(57,791)	(80,806)	(108,444)	246,024	195,111
Total Increase (Decrease) in Net
Assets	327,462	(225,512)	(400,648)	88,215	494,182	501,466
Net Assets
Beginning of Year	1,228,274	1,453,786	2,084,113	1,995,898	3,653,743	3,152,277
End of Year	$1,555,736	$1,228,274	$1,683,465	$2,084,113	$4,147,925	$3,653,743
____________________

*	Net of foreign capital gain taxes withheld of $0, $0, $0, $0, $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	The Canadian Small
	Company Series
	Year	Year
	Ended	Ended
	Oct. 31,	Oct. 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$18,822	$19,902
Net Realized Gain (Loss) on:
Investment Securities Sold*	(24,152)	(9,138)
Futures	—	—
Foreign Currency Transactions	229	149
Forward Currency Contracts	—	—
In-Kind Redemptions	—	8,042
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	135,836	(228,267)
Futures	—	—
Translation of Foreign Currency
Denominated Amounts	(6)	11
Net Increase (Decrease) in Net Assets Resulting
from Operations	130,729	(209,301)
Transactions in Interest:
Contributions	187,903	20,480
Withdrawals	(8,500)	(37,476)
Net Increase (Decrease) from
Transactions in Interest	179,403	(16,996)
Total Increase (Decrease) in Net Assets	310,132	(226,297)
Net Assets
Beginning of Year	623,132	849,429
End of Year	$933,264	$623,132
____________________

*	Net of foreign capital gain taxes withheld of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Japanese Small Company Series					The Asia Pacific Small Company Series
	Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012
Total Return	14.53%	9.04%	2.46%	30.62%	0.54%	16.69%	(11.83)%	(3.46)%	10.97%	7.48%
Net Assets, End of Year (thousands)	$3,132,594	$2,631,688	$2,505,409	$2,281,624	$1,686,731	$1,555,736	$1,228,274	$1,453,786	$1,265,498	$1,003,860
Ratio of Expenses to Average
Net Assets	0.13%	0.13%	0.13%	0.14%	0.15%	0.13%	0.13%	0.13%	0.15%	0.16%
Ratio of Expenses to Average
Net Assets (Excluding Fees
Paid Indirectly)	0.13%	0.13%	0.13%	0.14%	0.15%	0.13%	0.13%	0.13%	0.15%	0.16%
Ratio of Net Investment Income to
Average Net Assets	1.99%	1.69%	1.71%	1.87%	2.17%	4.00%	4.17%	3.96%	4.64%	4.26%
Portfolio Turnover Rate	10%	6%	9%	16%	7%	10%	7%	7%	9%	18%

	The United Kingdom Small Company Series					The Continental Small Company Series
	Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012	Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012
Total Return	(15.82)%	9.95%	1.22%	37.42%	23.41%	6.10%	9.81%	(2.25)%	43.67%	2.29%
Net Assets, End of Year (thousands)	$1,683,465	$2,084,113	$1,995,898	$1,988,287	$1,464,838	$4,147,925	$3,653,743	$3,152,277	$3,217,766	$2,245,179
Ratio of Expenses to Average
Net Assets	0.12%	0.11%	0.11%	0.12%	0.13%	0.13%	0.13%	0.13%	0.14%	0.16%
Ratio of Expenses to Average
Net Assets (Excluding Fees
Paid Indirectly)	0.12%	0.11%	0.11%	0.12%	0.13%	0.13%	0.13%	0.13%	0.14%	0.16%
Ratio of Net Investment Income to
Average Net Assets	4.36%	3.44%	2.98%	3.29%	3.37%	2.49%	2.44%	2.40%	2.67%	3.15%
Portfolio Turnover Rate	15%	10%	8%	17%	6%	9%	14%	13%	13%	9%
See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY

FINANCIAL HIGHLIGHTS

	The Canadian Small Company Series
	Year Ended Oct. 31, 2016	Year Ended Oct. 31, 2015	Year Ended Oct. 31, 2014	Year Ended Oct. 31, 2013	Year Ended Oct. 31, 2012
Total Return	20.77%	(25.00)%	(3.83)%	5.71%	(2.51)%
Net Assets, End of Year (thousands)	$933,264	$623,132	$849,429	$741,204	$689,086
Ratio of Expenses to Average Net Assets	0.12%	0.12%	0.12%	0.13%	0.15%
Ratio of Expenses to Average Net Assets
(Excluding Fees Paid Indirectly)	0.12%	0.12%	0.12%	0.13%	0.15%
Ratio of Net Investment Income to Average Net Assets	2.52%	2.73%	2.42%	2.99%	2.29%
Portfolio Turnover Rate	8%	18%	5%	14%	22%
See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

THE DFA INVESTMENT TRUST COMPANY
NOTES TO FINANCIAL STATEMENTS

A. Organization:

The DFA Investment Trust Company (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eleven portfolios, five of which are included in this section of the report (collectively, the “Series”). The remaining operational portfolios are presented in separate reports. The Series are investment companies, and accordingly, follow the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Certification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

International Equity Portfolios
The Japanese Small Company Series The Asia Pacific Small Company Series The United Kingdom Small Company Series The Continental Small Company Series The Canadian Small Company Series

B. Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1. Security Valuation: The Series utilize a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels described below:

●	Level 1 - inputs are quoted prices in active markets for identical securities (including equity securities, open-end investment companies, futures contracts)
●	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
●	Level 3 - significant unobservable inputs (including the Series’ own assumptions in determining the fair value of investments)

Securities held by the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price at the close of the exchanges on which they are principally traded (official closing price). International equity securities are subject to a fair value factor, as described later in this note. Securities held by the International Equity Portfolios that are listed on NASDAQ are valued at the Nasdaq Official Closing Price (“NOCP”). If there is no last reported sale price or NOCP for the day, the International Equity Portfolios value the securities within the range of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE). These securities are generally categorized as Level 1 in the hierarchy.

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Trustees of the Trust. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of Dimensional Fund Advisors LP) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 2:00 a.m. ET), which is fourteen hours before the close of the NYSE (normally, 4:00 p.m. ET) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the International Equity Portfolios’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the International Equity Portfolios has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. These securities are generally categorized as Level 2 in the hierarchy.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded. These valuations are generally categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts, do not require material subjectivity as pricing inputs are observed from quoted markets and are categorized as Level 2 in the hierarchy.

A summary of the inputs used to value the Series’ investments by each major security type, industry and/or country is disclosed previously in this note. Valuation hierarchy tables have been included at the end of the Summary Schedules of Portfolio Holdings. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Series recognize transfers between the levels as of the end of the period. As of October 31, 2016, the Series had no significant transfers of securities.

2. Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios, whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recent bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and any foreign withholding taxes recorded on the books of the International Equity Portfolios and the U.S. dollar equivalent amounts actually received or paid.

3. Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in The Fee Deferral Plan for Independent Directors and Trustees (the “Plan”). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors’/Trustees’ Fees & Expenses.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods: lump sum; annual installments over a period of agreed upon years; or quarterly installments over a period of agreed upon years. Each Trustee shall have the right in a notice of election (the “Notice”) to defer the receipt of the Trustee’s deferred compensation until a date specified by such Trustee in the Notice, which date may not be sooner than the earlier of: (i) the first business day of January following the year in which such Trustee ceases to be a member of the Board; and (ii) five years following the effective date of the Trustee’s first deferral election. If a Trustee who elects to defer fees fails to designate in the Notice a time or date as of which payment of the Trustee’s deferred fee account shall commence, payment of such amount shall commence as of the first business day of January following the year in which the Trustee ceases to be a member of the Board (unless the Trustee files an amended Notice selecting a different distribution date). As of October 31, 2016, none of the Trustees have requested or received a distribution of proceeds of a deferred fee account.

4. Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities and foreign currency are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Trustees, generally based on average net assets.

The International Equity Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C. Investment Advisor:

The Advisor, Dimensional Fund Advisors LP, provides investment management services to the Series. For the year ended October 31, 2016, the Series’ investment management fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The Japanese Small Company Series	0.10%
The Asia Pacific Small Company Series	0.10%
The United Kingdom Small Company Series	0.10%
The Continental Small Company Series	0.10%
The Canadian Small Company Series	0.10%

Earned Income Credit:

In addition, the Series have entered into arrangements with their custodian whereby net interest earned on uninvested cash balances was used to reduce a portion of each Series’ custody expenses. Custody expense in the accompanying financial statements is presented before reduction for credits. The impact of such credits is generally less than one basis point of each Series’ net assets. During the year ended October 31, 2016, expenses reduced were as follows (amounts in thousands):

Fees Paid
Indirectly
The Japanese Small Company Series	$15
The Asia Pacific Small Company Series	10
The United Kingdom Small Company Series	15
The Continental Small Company Series	36
The Canadian Small Company Series	13

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Trustees of the Advisor are also Officers and Trustees of the Trust; however, such Officers and Trustees (with the exception of the Chief Compliance Officer (“CCO”)) receive no compensation from the Trust. For the year ended October 31, 2016, the total related amounts paid by the Trust to the CCO were $83 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D. Deferred Compensation:

At October 31, 2016, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The Japanese Small Company Series	$75
The Asia Pacific Small Company Series	39
The United Kingdom Small Company Series	50
The Continental Small Company Series	95
The Canadian Small Company Series	23

E. Purchases and Sales of Securities:

For the year ended October 31, 2016, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

	Purchases	Sales
The Japanese Small Company Series	$435,288	$279,916
The Asia Pacific Small Company Series	305,915	130,653
The United Kingdom Small Company Series	317,512	275,930
The Continental Small Company Series	698,769	338,855
The Canadian Small Company Series	264,983	63,519

There were no purchases or sales of long-term U.S. government securities.

F. Federal Income Taxes:

No provision for federal income taxes is required since the Series are treated as partnerships for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been “passed down” to their respective partners.

At October 31, 2016, the total cost and aggregate gross unrealized appreciation (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes, as follows (amounts in thousands):

				Net
				Unrealized
	Federal Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
The Japanese Small Company Series	$2,964,544	$692,022	$(267,614)	$424,408
The Asia Pacific Small Company Series	1,857,750	330,139	(380,660)	(50,521)
The United Kingdom Small Company Series	1,690,364	319,739	(284,407)	35,332
The Continental Small Company Series	3,879,139	1,155,725	(551,479)	604,246
The Canadian Small Company Series	1,376,781	117,905	(349,463)	(231,558)

The difference between book basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Series’ tax positions and has concluded that no additional provision for income tax is required in any Series’ financial statements. The Series are not aware of any tax positions for which it is more likely than not that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Series’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Financial Instruments:

In accordance with the Series’ investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1. Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of international securities held by the Series may be inhibited.

Derivative Financial Instruments:

Summarized below are the specific types of derivative instruments used by the Series.

2. Futures Contracts: The Series may purchase or sell futures contracts and options on futures contracts for equity securities and indices to adjust market exposure based on actual or expected cash inflows to or outflows from the Series. The Series, however, do not intend to sell futures contracts to establish short positions in individual securities. Upon entering into a futures contract, the Series deposit cash or pledge U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss, which is presented in the Statements of Operations as a net realized gain or loss on futures, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. The Series entering into stock index futures are subject to equity price risk from those futures contracts. Counterparty credit risk related to exchange-traded futures is minimal because the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

3. Forward Currency Contracts: The International Equity Portfolios may acquire and sell forward currency contracts to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies (foreign exchange rate risk). The decision to hedge a Series’ currency exposure with respect to a foreign market will be based primarily on the Series’ existing exposure to a given foreign currency. Each contract is valued daily and the change in value is recorded by the Series as an unrealized gain or loss, which is presented in the Statements of Operations as the change in unrealized appreciation or depreciation from translation of foreign currency denominated amounts. When the contract is closed or offset with the same counterparty, the Series records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. This is presented in the Statements of Operations as a net realized gain or loss on foreign currency transactions. At October 31, 2016, the International Equity Portfolios had no outstanding forward currency contracts.

The average volume (based on the open positions at each fiscal month-end) of derivative activity for the year ended October 31, 2016 (amounts in thousands):

Forward
Currency
Contracts
The Asia Pacific Small Company Series	$341
The Canadian Small Company Series	114

The following is a summary of the realized and change in unrealized gains and losses from the Series’ derivative instrument holdings categorized by primary risk exposure through the year ended October 31, 2016 (amounts in thousands):

	Realized Gain (Loss) on Derivatives
	Recognized in Income
		Foreign
		Exchange	Equity
	Total	Contracts	Contracts
The Japanese Small Company Series*	$(36)	$(36)	—
The Asia Pacific Small Company Series*	(18)	(18)	—
The Continental Small Company Series*	682	(5)	$687

	Change in Unrealized Appreciation
	(Depreciation) on Derivatives
		Foreign
		Exchange	Equity
	Total	Contracts	Contracts
The Continental Small Company Series*	$19	—	$19

*      As of October 31, 2016, there were no futures contracts outstanding.

H. Line of Credit and Interfund Lending Program:

The Trust, together with other Dimensional-advised portfolios, has entered into a $500 million uncommitted, unsecured discretionary line of credit effective March 30, 2016 with its domestic custodian bank. A line of credit with similar terms was in effect through March 29, 2016. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The agreement for the line of credit expires on March 29, 2017.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit with its international custodian bank effective January 8, 2016. A line of credit with similar terms was in effect through January 7, 2016. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed upon by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The line of credit agreement expires on January 7, 2017.

For the year ended October 31, 2016, borrowings by the Series under the lines of credit were as follows (amounts in thousands, except percentages and days):

	Weighted	Weighted	Number of	Interest	Maximum Amount
	Average	Average	Days	Expense	Borrowed During
	Interest Rate	Loan Balance	Outstanding*	Incurred	the Period
The Japanese Small Company Series	1.06%	$4,697	23	$3	$35,507
The Asia Pacific Small Company Series	1.07%	120	11	—	188
The United Kingdom Small Company Series	1.02%	3,099	17	1	18,012
The Continental Small Company Series	1.10%	8,539	14	4	33,487
The Canadian Small Company Series	1.12%	1,826	1	—	1,826

*	Number of Days Outstanding represents the total of single or consecutive days during the year ended October 31, 2016, that each Series’ available line of credit was utilized.

There we no outstanding borrowings by the Series under the lines of credit as of October 31, 2016.

Pursuant to an exemptive order issued by the SEC (the “Order”), the Series may participate in an interfund lending program among certain portfolios managed by the Advisor (portfolios that operate as feeder funds do not participate in the program). The program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes, subject to the conditions in the Order. A loan can only be made through the program if the interfund loan rate on that day is more favorable to both the borrowing and lending portfolios as compared to rates available through short-term bank loans or investments in overnight repurchase agreements and money market funds, respectively, as detailed in the Order. Further, a portfolio may participate in the program only if and to the extent that such participation is consistent with its investment objectives and limitations. Interfund loans have a maximum duration of seven days and may be called on one business day’s notice.

The Series did not utilize the interfund lending program during the year ended October 31, 2016.

I. Affiliated Trades:

Cross trades for the year ended October 31, 2016, if any, were executed by the Series pursuant to procedures adopted by the Board of Trustees of the Trust to ensure compliance with Rule 17a-7 under the Investment Company Act of 1940 (the “1940 Act”). Cross trading is the buying or selling of portfolio securities between series of investment companies, or between a series of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment adviser (or affiliated investment advisers), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the requirements and restrictions set forth by Rule 17a-7 under the 1940 Act.

For the year ended October 31, 2016, cross trades by the Portfolios under Rule 17a-7 were as follows (amounts in thousands):

			Realized
Portfolio	Purchases	Sales	Gain (Loss)
The Japanese Small Company Series	$42,370	$46,367	$3,752
The Asia Pacific Small Company Series	29,585	29,869	(873)
The Continental Small Company Series	36,654	49,457	1,095
The Canadian Small Company Series	29,808	29,863	1,183

J. Securities Lending:

As of October 31, 2016, each Series had securities on loan to brokers/dealers, for which each such Series received cash collateral. In addition, the following Series received non-cash collateral consisting of short and/or long term U.S. government securities (amounts in thousands):

	Market	Overinvested
	Value	Cash
The Japanese Small Company Series	$8,397	—
The Asia Pacific Small Company Series	22,601	—
The Continental Small Company Series	4,118	—
The Canadian Small Company Series	—	$(529)

Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral in an amount (i) equal to at least 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) generally equal to 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) generally equal to 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series’ collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities. In the event of the bankruptcy of the borrower, a Series could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Subject to their stated investment policies, each Series will generally invest the cash collateral received for the loaned securities in The DFA Short Term Investment Fund (the “Money Market Series”), an affiliated registered money market fund advised by the Advisor for which the Advisor receives a management fee of 0.05% of the average daily net assets of the Money Market Series. Such Series also may invest the cash collateral received for the loaned securities in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies, and affiliated and unaffiliated registered and unregistered money market funds. For purposes of this paragraph, agencies include both agency debentures and agency mortgage-backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of October 31, 2016:

	Remaining Contractual Maturity of the Agreements
	As of October 31, 2016
			Between
	Overnight and	<30	30 & 90	>90
	Continuous	days	days	days	Total
Securities Lending Transactions
The Japanese Small Company Series
Common Stocks	$280,961,564	—	—	—	$280,961,564
The Asia Pacific Small Company Series
Common Stocks	$261,843,149	—	—	—	$261,843,149
The United Kingdom Small Company Series
Common Stocks	$56,583,806	—	—	—	$56,583,806
The Continental Small Company Series
Common Stocks	$350,189,570	—	—	—	$350,189,570
The Canadian Small Company Series
Common Stocks	$214,141,764	—	—	—	$214,141,764

K. Indemnitees; Contractual Obligations:

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

L. Subsequent Event Evaluations:

Management has evaluated the impact of all subsequent events on the Series through the date that the financial statements were issued and has determined that there are no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The DFA Investment Trust Company and
Shareholders of the Series, as defined:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series and The Canadian Small Company Series, (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian, brokers and the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 20, 2016

FUND MANAGEMENT

(Unaudited)

Trustees/Directors

Each Board of Trustees/Directors (each, the “Board” and collectively, the “Boards”) of The DFA Investment Trust Company (“DFAITC”), DFA Investment Dimensions Group Inc. (“DFAIDG”), Dimensional Investment Group Inc. (“DIG”), and Dimensional Emerging Markets Value Fund (“DEM”) (each, the “Fund” and collectively, the “Funds”) is responsible for establishing the Funds’ policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Trustees/Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the “Feeder Portfolios”) that invest in certain series of DFAITC or DEM (the “Master Funds”).

Each Board has three standing committees: an Audit Committee, a Nominating Committee, and an Investment Strategy Committee (the “Strategy Committee”). The Audit Committee is composed of George M. Constantinides, Roger G. Ibbotson, and Abbie J. Smith. Each member of the Audit Committee is a disinterested Trustee/Director. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, the Fund’s internal controls, the Fund’s financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund’s independent registered certified public accounting firm and also acts as a liaison between the Fund’s independent registered certified public accounting firm and the full Board. There were two Audit Committee meetings held during the fiscal year ended October 31, 2016.

Each Board’s Nominating Committee is composed of George M. Constantinides, John P. Gould, Roger G. Ibbotson, Myron S. Scholes, Edward P. Lazear, and Abbie J. Smith. Each member of the Nominating Committee is a disinterested Trustee/Director. The Nominating Committee for each Board makes recommendations for nominations of disinterested and interested members on the Board to the full Board. The Nominating Committee evaluates a candidate’s qualification for Board membership and the independence of such candidate from the Advisor and other principal service providers. The Nominating Committee did not meet during the fiscal year ended October 31, 2016.

Each Board’s Strategy Committee consists of both interested and disinterested Trustees/Directors. The Strategy Committee is composed of John P. Gould, Edward P. Lazear, Myron S. Scholes, and Eduardo A. Repetto. The Strategy Committee assists the Board in carrying out its fiduciary duties with respect to the oversight of the Fund and its performance. At the request of the Board or the Advisor, the Strategy Committee may (i) review the design of possible new series of the Fund, (ii) review performance of existing portfolios of the Fund and discuss and recommend possible enhancements to the portfolios’ investment strategies, (iii) review proposals by the Advisor to modify or enhance the investment strategies or policies of each portfolio, and (iv) consider issues relating to investment services for each portfolio of the Fund. The Strategy Committee was formed on December 17, 2010, and there were three Strategy Committee meetings held during the fiscal year ended October 31, 2016.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director’s experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, “SAI”) of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (512) 306-7400 or by mailing a request to Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, Texas 78746. Prospectuses are also available at http://us.dimensional.com.

Name, Position with the Fund, Address and Year of Birth	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors
George M. Constantinides Director of DFAIDG and DIG. Trustee of DFAITC and DEM. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1947	Since Inception	122 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.
John P. Gould Director of DFAIDG and DIG Trustee of DFAITC and DEM The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1939	DFAIDG-Since 1986 DIG-Since 1993 DFAITC-Since 1992 DEM-Since 1993	122 portfolios in 4 investment companies

Steven G. Rothmeier Professor and Distinguished Service Professor of Economics, University of Chicago Booth School of Business (since 1965). Member and Chair, Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Trustee, Harbor Fund (registered investment company) (29 Portfolios) (since 1994). Formerly, Member of the Board of Milwaukee Insurance Company (1997-2010).

Roger G. Ibbotson Director of DFAIDG and DIG Trustee of DFAITC and DEM Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 1943	DFAIDG-Since 1981 DIG-Since 1993 DFAITC-Since 1992 DEM-Since 1993	122 portfolios in 4 investment companies

Professor in Practice of Finance, Yale School of Management (since 1984). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund and asset manager) (since 2001). Consultant to Morningstar Inc. (since 2006). Formerly, Director, BIRR Portfolio Analysis, Inc. (software Products) (1990-2010).

Edward P. Lazear Director of DFAIDG and DIG Trustee of DFAITC and DEM Stanford University Graduate School of Business 434 Galvez Mall Stanford, CA 94305 1948	DFAIDG-Since 2010 DIG-Since 2010 DFAITC-Since 2010 DEM-Since 2010	122 portfolios in 4 investment companies

Morris Arnold Cox Senior Fellow, Hoover Institution (since 2002). Jack Steele Parker Professor of Human Resources Management and Economics, Graduate School of Business, Stanford University (since 1995). Cornerstone Research (expert testimony and economic and financial analysis) (since 2009). Formerly, Chairman of the President George W. Bush’s Council of Economic Advisors, State of California (2005-2006). Formerly, Commissioner, White House Panel on Tax Reform (2005).

Myron S. Scholes Director of DFAIDG and DIG Trustee of DFAITC and DEM c/o Dimensional Fund Advisers, LP 6300 Bee Cave Road Building 1 Austin, TX 78746 1941	DFAIDG-Since 1981 DIG-Since 1993 DFAITC-Since 1992 DEM-Since 1993	122 portfolios in 4 investment companies

Chief Investment Strategist, Janus Capital Group Inc. (since 2014). Frank E. Buck Professor of Finance Emeritus, Graduate School of Business, Stanford University (since 1981). Chairman, Ruapay Inc. (since 2013). Formerly, Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (1999-2009). Formerly, Director, American Century Fund Complex (registered investment companies) (43 Portfolios) (1980-2014).

Abbie J. Smith Director of DFAIDG and DIG Trustee of DFAITC and DEM The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 1953	DFAIDG-Since 2000 DIG-Since 2000 DFAITC-Since 2000 DEM-Since 2000	122 portfolios in 4 investment companies

Boris and Irene Stern Distinguished Service Professor of Accounting, University of Chicago Booth School of Business (since 1980). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000). Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003). Trustee, UBS Funds (4 investment companies within the fund complex) (33 portfolios) (since 2009). Formerly, Co-Director Investment Research, Fundamental Investment Advisors (hedge fund) (2008-2011).

Name, Position with the Fund, Address and Year of Birth	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*
David G. Booth Chairman, Director/Trustee, President and Co-Chief Executive Officer 6300 Bee Cave Road Building One Austin, TX 78746 1946	DFAIDG-Since 1981 DIG-Since 1992 DFAITC-Since 1992 DEM-Since 1993	122 portfolios in 4 investment companies

Chairman, Director/Trustee, President, Co-Chief Executive Officer and formerly, Chief Executive Officer (until 1/1/2010) of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities LLC, DEM, DFAIDG, DIG and DFAITC (collectively, the “DFA Entities”). Director of Dimensional Fund Advisors Ltd. and formerly, Chief Investment Officer. Director of DFA Australia Limited and formerly, President and Chief Investment Officer. Director of Dimensional Advisors Ltd., Dimensional Funds plc and Dimensional Funds II plc. Formerly, President, Dimensional SmartNest (US) LLC (2009-2014). Formerly, Limited Partner, Oak Hill Partners (2001-2010). Limited Partner, VSC Investors, LLC (since 2007). Trustee, University of Chicago. Trustee, University of Kansas Endowment Association. Formerly, Director, SA Funds (registered investment company). Chairman, Director and Co-Chief Executive Officer of Dimensional Fund Advisors Canada ULC. Director and President (since 2012) of Dimensional Japan Ltd. Chairman, Director, President, and Co-Chief Executive Officer of Dimensional Cayman Commodity Fund I Ltd. (since 2010).

Eduardo A. Repetto Director/Trustee, Co-Chief Executive Officer and Co- Chief Investment Officer 6300 Bee Cave Road, Building One Austin, TX 78746 1967	DFAIDG-Since 2009 DIG-Since 2009 DFAITC-Since 2009 DEM-Since 2009	122 portfolios in 4 investment companies

Co-Chief Executive Officer (beginning January 2010), Co-Chief Investment Officer (since June 2014), Director/Trustee, and formerly, Chief Investment Officer (March 2007-June 2014) of the DFA Entities. Director, Co-Chief Executive Officer and Chief Investment Officer (since 2010) of Dimensional Cayman Commodity Fund I Ltd. Director, Co-Chief Executive Officer, President and Co-Chief Investment Officer of Dimensional Fund Advisors Canada ULC and formerly, Chief Investment Officer (until April 2014). Co-Chief Investment Officer, Vice President, and Director of DFA Australia Limited and formerly, Chief Investment Officer (until April 2014). Director of Dimensional Fund Advisors Ltd., Dimensional Funds plc, Dimensional Funds II plc and Dimensional Advisors Ltd. Formerly, Vice President of the DFA Entities and Dimensional Fund Advisors Canada ULC. Director and Chief Investment Officer (since December 2012) of Dimensional Japan Ltd.

[1]	Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

[2]	Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the DFAIDG, DIG, DFAITC and DEM. Each disinterested Trustee/Director also serves on the Independent Review Committee of the Dimensional Funds, mutual funds registered in the provinces of Canada and managed by an affiliate of Dimensional Fund Advisors LP (the “Advisor”), Dimensional Fund Advisors Canada ULC.

*	Interested Trustees/Directors are described as such because they are deemed to be “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with the Advisor.

Officers

Below is the name, year of birth, information regarding positions with the Funds and the principal occupation for each officer of the Funds. The address of each officer is 6300 Bee Cave Road, Building One, Austin, TX 78746. Each of the officers listed below holds the same office (except as otherwise noted) in the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
April A. Aandal 1963	Vice President	Since 2008	Vice President of all the DFA Entities.
Robyn G. Alcorta 1974	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Vice President, Business Development at Capson Physicians Insurance Company (2010-2012).
Magdalia S. Armstrong 1977	Vice President	Since 2016	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2011 – January 2016).
Darryl D. Avery 1966	Vice President	Since 2005	Vice President of all the DFA Entities.
Arthur H. Barlow 1955	Vice President	Since 1993	Vice President of all the DFA Entities. Director and Managing Director of Dimensional Fund Advisors Ltd (since September 2013). Director of Dimensional Funds plc and Dimensional Funds II plc (since November 2013).
Lana Bergstein 1974	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Client Service Manager for Dimensional Fund Advisors LP (February 2008 – January 2014).
Stanley W. Black 1970	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Senior Research Associate (January 2012 – January 2014) and Research Associate (2006 – 2011) for Dimensional Fund Advisors LP.
Aaron T. Borders 1973	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2008 – January 2014).
Scott A. Bosworth 1968	Vice President	Since 2007	Vice President of all the DFA Entities.
Valerie A. Brown 1967	Vice President and Assistant Secretary	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., Dimensional Cayman Commodity Fund I Ltd., Dimensional Fund Advisors Pte. and Dimensional Hong Kong Limited. Director, Vice President, Director and Assistant Secretary of Dimensional Fund Advisors Canada ULC.
David P. Butler 1964	Vice President	Since 2007	Vice President of all the DFA Entities. Head of Global Financial Services for Dimensional Fund Advisors LP (since 2008).
Douglas M. Byrkit 1970	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (December 2010 – January 2012).
Hunt M. Cairns 1973	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director (January 2010 – January 2014) for Dimensional Fund Advisors LP.
David K. Campbell 1966	Vice President	Since 2016	Vice President of all the DFA Entities. Formerly, DC Relationship Manager for Dimensional Fund Advisors LP (October 2010 – January 2016).
Dennis M. Chamberlain 1972	Vice President	Since 2015	Vice President of all the DFA Entities. Formerly, Regional Director (January 2012 – January 2015) for Dimensional Fund Advisors LP; Principal for Chamberlain Financial Group (October 2010 – December 2011).
Ryan J. Chaplinski 1971	Vice President	Since 2015	Vice President of all the DFA Entities. Formerly, Regional Director (June 2011 – January 2015) for Dimensional Fund Advisors LP; Sales Executive for Vanguard (2004 – June 2011).
James G. Charles 1956	Vice President	Since 2011	Vice President of all the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Joseph H. Chi 1966	Vice President	Since 2009

Vice President of all the DFA Entities. Co-Head of Portfolio Management (since March 2012) and Senior Portfolio Manager (since January 2012) for Dimensional Fund Advisors LP. Vice President of Dimensional Fund Advisors Canada ULC (since April 2016). Formerly, Portfolio Manager for Dimensional Fund Advisors LP (October 2005 to January 2012).

Pil Sun Choi 1972	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Counsel for Dimensional Fund Advisors LP (April 2012 – January 2014); Vice President and Counsel for AllianceBernstein L.P. (2006 – 2012).
Stephen A. Clark 1972	Vice President	Since 2004

Vice President of all the DFA Entities. Director and Vice President of Dimensional Japan Ltd (since February 2016). President and Director of Dimensional Fund Advisors Canada ULC (since February 2016), Vice President of DFA Australia Limited (since April 2008) and Director (since Oct 2016). Director of Dimensional Advisors Ltd, Dimensional Fund Advisors Pte. Ltd., and Dimensional Hong Kong Limited, (since April 2016), Vice President of Dimensional Fund Advisors Pte Ltd. (since June 2016), Head of Global Institutional Services for Dimensional Fund Advisors LP (since January 2014). Formerly, Vice President of Dimensional Fund Advisors Canada ULC (December 2010 – February 2016); Head of Institutional, North America (March 2012 to December 2013) and Head of Portfolio Management (January 2006 to March 2012) for Dimensional Fund Advisors LP.

Matthew B. Cobb 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (September 2011 – March 2013); Vice President at MullinTBG (2005-2011).
Rose C. Cooke 1971	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2010 – March 2014).
Ryan Cooper 1979	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2003 – March 2014).
Jeffrey D. Cornell 1976	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2002 – January 2012).
Robert P. Cornell 1949	Vice President	Since 2007	Vice President of all the DFA Entities.
John W. Crill (Wes) 1982	Vice President	Since 2016

Vice President of all the DFA Entities. Formerly, Senior Associate, Research (January 2015 – January 2016); Associate, Research (January 2014 – January 2015); Analyst, Research (July 2010 – January 2014) for Dimensional Fund Advisors LP.

Christopher S. Crossan 1965	Vice President and Global Chief Compliance Officer	Since 2004

Vice President and Global Chief Compliance Officer of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd. Chief Compliance Officer and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC, Chief Compliance Officer of Dimensional Fund Advisors Pte. Ltd. Formerly, Vice President and Global Chief Compliance Officer for Dimensional SmartNest (US) LLC (October 2010 – 2014).

John T. Curnutte 1980	Vice President	Since 2016

Vice President of all the DFA Entities. Formerly, Manager, Research Systems (November 2012 – January 2016) for Dimensional Fund Advisors LP; Assistant Vice President, Oaktree Capital Management (April 2011 – October 2012.

John Dashtara 1980	Vice President	Since 2015

Vice President of all the DFA Entities. Formerly, Regional Director (July 2013 – January 2015) for Dimensional Fund Advisors LP; Relationship Manager for Blackrock, Inc. (July 2011 – July 2013);Vice President for Towers Watson (formerly, WellsCanning) (June 2009 – July 2011).

James L. Davis 1956	Vice President	Since 1999	Vice President of all the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Robert T. Deere 1957	Vice President	Since 1994	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada ULC.
Johnathon K. DeKinder 1979	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director (January 2012 – January 2014) and Senior Associate (August 2010 – December 2011) for Dimensional Fund Advisors LP.
Mark J. Dennis 1976	Vice President	Since 2015

Vice President of all DFA Entities. Formerly, Regional Director (May 2011 – January 2015) for Dimensional Fund Advisors LP; Vice President, Portfolio Specialist (January 2007 – May 2011) for Morgan Stanley Investment Management.

Massimiliano DeSantis 1971	Vice President	Since 2015

Vice President of all DFA Entities. Formerly, Senior Associate, Research (November 2012 – January 2015) for Dimensional Fund Advisors LP; Senior Consultant, NERA Economic Consulting, New York (May 2010 – November 2012).

Peter F. Dillard 1972	Vice President	Since 2010	Vice President of all the DFA Entities. Chief Data Officer for Dimensional Fund Advisors LP (since January 2016).
Robert W. Dintzner 1970	Vice President	Since 2001	Vice President of all the DFA Entities.
Karen M. Dolan 1979	Vice President	Since 2014

Vice President of all the DFA Entities. Head of Marketing for Dimensional Fund Advisors LP (since February 2013). Formerly, Senior Manager of Research and Marketing for Dimensional Fund Advisors LP (June 2012 – January 2013); Director of Mutual Fund Analysis at Morningstar (January 2008 – May 2012).

L. Todd Erskine 1959	Vice President	Since 2015	Vice President of all DFA Entities. Formerly, Regional Director (May 2008 – January 2015) for Dimensional Fund Advisors LP.
Richard A. Eustice 1965	Vice President and Assistant Secretary	Since 1998

Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Chief Operating Officer for Dimensional Fund Advisors Pte. Ltd. (since April 2013). Formerly, Chief Operating Officer for Dimensional Fund Advisors Ltd. (July 2008 – March 2013).

Gretchen A. Flicker 1971	Vice President	Since 2004	Vice President of all the DFA Entities.
Jed S. Fogdall 1974	Vice President	Since 2008

Vice President of all the DFA Entities. Co-Head of Portfolio Management (since March 2012) and Senior Portfolio Manager (since January 2012) of Dimensional Fund Advisors LP. Vice President of Dimensional Fund Advisors Canada ULC (since April 2016). Formerly, Portfolio Manager of Dimensional Fund Advisors LP (September 2004 – January 2012).

Edward A. Foley 1976	Vice President	Since 2014

Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (August 2011 – January 2014); Senior Vice President of First Trust Advisors L.P. (2007 – July 2011).

Deborah J.G. Foster 1959	Vice President	Since 2015	Vice President of all the DFA Entities. Formerly, Senior Associate (May 2011 – January 2015) for Dimensional Fund Advisors LP.
Jeremy P. Freeman 1970	Vice President	Since 2009	Vice President of all the DFA Entities.
Kimberly A. Ginsburg 1970	Vice President	Since 2015	Vice President of all the DFA Entities. Formerly, Vice President for Dimensional SmartNest (US) LLC (January 2012 - November 2014); Senior Vice President for Morningstar (July 2004 – July 2011).
Mark R. Gochnour 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Tom M. Goodrum 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Managing Director at BlackRock (2004 – January 2012).

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Henry F. Gray 1967	Vice President	Since 2000	Vice President of all the DFA Entities.
John T. Gray 1974	Vice President	Since 2007	Vice President of all the DFA Entities.
Christian Gunther 1975	Vice President	Since 2011	Vice President of all the DFA Entities. Senior Trader for Dimensional Fund Advisors LP (since 2012). Formerly, Senior Trader (2009-2012).
Robert W. Hawkins 1974	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Counsel for Dimensional Fund Advisors LP (January 2011 – January 2014).
Joel H. Hefner 1967	Vice President	Since 2007	Vice President of all the DFA Entities.
Kevin B. Hight 1967	Vice President	Since 2005	Vice President of all the DFA Entities.
Gregory K. Hinkle 1958	Vice President, Chief Financial Officer, and Treasurer	Since 2016

Vice President, Chief Financial Officer, and Treasurer of all the DFA Entities. Interim Chief Financial Officer, interim Treasurer and Vice President of Dimensional Advisors Ltd., Dimensional Hong Kong Limited, Dimensional Cayman Commodity Fund I Ltd., Dimensional Fund Advisors Canada ULC, Dimensional Fund Advisors Pte. Ltd, DFA Australia Ltd. Formerly, interim Chief Financial Officer and interim Treasurer (April 2016 – September 2016), and Controller (August 2015 – September 2016) of all the DFA Entities); Vice President of T. Rowe Price Group, Inc. and Director of Investment Treasury and Treasurer of the T. Rowe Price Funds (March 2008 – July 2015).

Christine W. Ho 1967	Vice President	Since 2004	Vice President of all the DFA Entities.
Michael C. Horvath 1960	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Managing Director, Co-Head Global Consultant Relations at BlackRock (2004-2011).
Mark A. Hunter 1971	Vice President	Since 2015	Vice President of all the DFA Entities. Formerly, Senior Compliance Officer (November 2010 – January 2015) for Dimensional Fund Advisors LP.
Alan R. Hutchison 1977	Vice President	Since 2016

Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (January 2013 – Present). Formerly, Investment Associate for Dimensional Fund Advisors LP (January 2010 - January 2013).

Shahryar S. Jaberzadeh 1983	Vice President	Since 2016	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2006 – January 2016).
Jeremy R. James 1977	Vice President	Since 2016

Vice President of all the DFA Entities. Formerly, Manager, IT Service Management (October 2014 – January 2016); Manager, Managed DC Systems (October 2005 – October 2014) for Dimensional Fund Advisors LP.

Jeff J. Jeon 1973	Vice President	Since 2004	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd.
Garret D. Jones 1971	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Manager of Sales and Marketing Systems (January 2011 – January 2014) for Dimensional Fund Advisors LP.
Stephen W. Jones 1968	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Facilities Manager for Dimensional Fund Advisors LP (October 2008 – January 2012).
Scott P. Kaup 1975	Vice President	Since 2015

Vice President of all the DFA Entities. Formerly, Senior Manager, Investment Operations (January 2014 – January 2015) and Investment Operations Manager (May 2008 – January 2014) for Dimensional Fund Advisors LP.

David M. Kavanaugh 1978	Vice President	Since 2014

Vice President of all the DFA Entities. Head of Operations for Financial Advisor Services for Dimensional Fund Advisors LP (since July 2014). Formerly, Counsel of Dimensional Fund Advisors LP (August 2011 – January 2014); Associate at Andrews Kurth LLP (2006 – 2011).

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Patrick M. Keating 1954	Vice President	Since 2003

Vice President of DFAIDG, DIG, DFAITC, DEM, Dimensional Holdings Inc., Dimensional Fund Advisors LP and Dimensional Japan Ltd. Chief Operating Officer and Director of Dimensional Japan Ltd. Formerly, Vice President of DFA Securities LLC, Dimensional Cayman Commodity Fund I Ltd. and Dimensional Advisors Ltd (until February 2015); Chief Operating Officer of Dimensional Holdings Inc., DFA Securities LLC, Dimensional Fund Advisors LP, Dimensional Cayman Commodity Fund I Ltd., Dimensional Advisors Ltd. and Dimensional Fund Advisors Pte. Ltd. (until February 2015); Director, Vice President, and Chief Privacy Officer of Dimensional Fund Advisors Canada ULC (until February 2015); Director of DFA Australia Limited, Dimensional Fund Advisors Ltd. and Dimensional Advisors Ltd. (until February 2015); and Director and Vice President of Dimensional Hong Kong Limited and Dimensional Fund Advisors Pte. Ltd. (until February 2015).

Andrew K. Keiper 1977	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (October 2004 – January 2013).
David M. Kershner 1971	Vice President	Since 2010	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since June 2004).
Arun C. Keswani 1975	Vice President	Since 2016

Vice President of all the DFA Entities. Senior Portfolio Manager for Dimensional Fund Advisors LP (January 2015 – Present). Formerly, Portfolio Manager (January 2013 – January 2015) and Investment Associate (October 2011 – January 2013) for Dimensional Fund Advisors LP; Investment Banking Associate at Morgan Stanley (August 2010 – September 2011).

Kimberly L. Kiser 1972	Vice President	Since 2014

Vice President of all the DFA Entities. Formerly, Creative Director for Dimensional Fund Advisors LP (September 2012 – January 2014); Vice President and Global Creative Director at Morgan Stanley (2007 – 2012); Visiting Assistant Professor, Graduate Communications Design at Pratt Institute (2004 – 2012).

Natalia Y. Knych 1971	Vice President	Since 2016

Vice President of all the DFA Entities. Formerly, Manager, RFP, Institutional (January 2015 – January 2016); Senior Associate, Institutional (April 2007 – January 2015) for Dimensional Fund Advisors LP.

Timothy R. Kohn 1971	Vice President	Since 2011	Vice President of all the DFA Entities. Head of Defined Contribution Sales for Dimensional Fund Advisors LP (since August 2010).
Joseph F. Kolerich 1971	Vice President	Since 2004	Vice President of all the DFA Entities. Senior Portfolio Manager of Dimensional Fund Advisors LP (since January 2012). Formerly, Portfolio Manager for Dimensional (April 2001 – January 2012).
Mark D. Krasniewski 1981	Vice President	Since 2013

Vice President of all the DFA Entities. Formerly, Senior Associate, Investment Analytics and Data (January 2012 – December 2012) and Systems Developer (June 2007 – December 2011) for Dimensional Fund Advisors LP.

Kahne L. Krause 1966	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director (May 2010 – January 2014) for Dimensional Fund Advisors LP.
Stephen W. Kurad 1968	Vice President	Since 2011	Vice President of all the DFA Entities.
Michael F. Lane 1967	Vice President	Since 2004	Vice President of all the DFA Entities. Formerly, Chief Executive Officer for Dimensional SmartNest (US) LLC (July 2012 – November 2014).
Francis R. Lao 1969	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Vice President – Global Operations at Janus Capital Group (2005-2011).
David F. LaRusso 1978	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Senior Trader (January 2010 – December 2012) for Dimensional Fund Advisors LP.
Juliet H. Lee 1971	Vice President	Since 2005	Vice President of all the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Marlena I. Lee 1980	Vice President	Since 2011	Vice President of all the DFA Entities.
Paul A. Lehman 1971	Vice President	Since 2015

Vice President of all the DFA Entities. Formerly, Regional Director (July 2013 – January 2015) for Dimensional Fund Advisors LP; Chief Investment Officer (April 2005 – April 2013) for First Citizens Bancorporation.

John B. Lessley 1960	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 – January 2013).
Joy L. Lopez 1971	Vice President	Since 2015

Vice President of all the DFA Entities. Formerly, Senior Tax Manager (February 2013 – January 2015) for Dimensional Fund Advisors LP; Vice President and Tax Manager, North America (August 2006 – April 2012) for Pacific Investment Management Company.

Apollo D. Lupescu 1969	Vice President	Since 2009	Vice President of all the DFA Entities.
Timothy P. Luyet 1972	Vice President	Since 2015

Vice President of all the DFA Entities. Formerly, Senior Manager, Marketing Operations (January 2014 – January 2015), Manager, Client Systems (October 2011 – January 2014) and RFP Manager (April 2010 – October 2011) for Dimensional Fund Advisors LP.

Peter Magnusson 1969	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2011 – January 2014).
Kenneth M. Manell 1972	Vice President	Since 2010	Vice President of all the DFA Entities and Dimensional Cayman Commodity Fund I Ltd.
Aaron M. Marcus 1970	Vice President	Since 2008	Vice President of all DFA Entities and Head of Global Human Resources for Dimensional Fund Advisors LP.
Duane R. Mattson 1965	Vice President	Since 2015

Vice President of all the DFA Entities. Formerly, Senior Compliance Officer (May 2012 – January 2015) for Dimensional Fund Advisors LP; Chief Compliance Officer (April 2010 – April 2012) for Al Frank Asset Management.

Bryan R. McClune 1975	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional Fund Advisors LP (January 2009 – January 2014).
Philip P. McInnis 1984	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director (January 2009 – January 2014) and Senior Associate (2011) for Dimensional Fund Advisors LP.
Francis L. McNamara 1959	Vice President	Since 2016	Vice President of all the DFA Entities. Formerly, Manager, Project Management Office for Dimensional Fund Advisors LP (October 2006 – January 2016).
Travis A. Meldau 1981	Vice President	Since 2015

Vice President of all the DFA Entities. Portfolio Manager (since September 2011) for Dimensional Fund Advisors LP. Formerly, Portfolio Manager for Wells Capital Management (October 2004 – September 2011).

Tracy R. Mitchell 1974	Vice President	Since 2016

Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (September 2013 – January 2016); Managing Director, Client Services, Charles Schwab (December 2009 – August 2013).

Jonathan G. Nelson 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Manager, Investment Systems (2011 – January 2013) for Dimensional Fund Advisors LP.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Catherine L. Newell 1964	Vice President and Secretary	Vice President since 1997 and Secretary since 2000

Vice President and Secretary of all the DFA Entities. Director, Vice President and Secretary of DFA Australia Limited and Dimensional Fund Advisors Ltd. (since February 2002, April 1997, and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada ULC (since June 2003), Dimensional Cayman Commodity Fund I Ltd., Dimensional Japan Ltd (since February 2012), Dimensional Advisors Ltd (since March 2012), Dimensional Fund Advisors Pte. Ltd. (since June 2012). Director of Dimensional Funds plc and Dimensional Funds II plc (since 2002 and 2006, respectively). Director of Dimensional Japan Ltd., Dimensional Advisors Ltd., Dimensional Fund Advisors Pte. Ltd. and Dimensional Hong Kong Limited (since August 2012 and July 2012). Formerly, Vice President and Secretary of Dimensional SmartNest (US) LLC (October 2010 – November 2014).

John R. Nicholson 1977	Vice President	Since 2015	Vice President of all the DFA Entities. Formerly, Regional Director (June 2011 – January 2015) for Dimensional Fund Advisors LP; Sales Executive for Vanguard (July 2008 – May 2011).
Pamela B. Noble 1964	Vice President	Since 2011	Vice President of all the DFA Entities. Formerly, Portfolio Manager for Dimensional Fund Advisors LP (2008 - 2010).
Selwyn Notelovitz 1961	Vice President and Deputy Chief Compliance Officer	Since 2013

Vice President and Deputy Chief Compliance Officer of all the DFA Entities. Deputy Chief Compliance Officer of Dimensional Fund Advisors LP (since December 2012). Formerly, Chief Compliance Officer of Wellington Management Company, LLP (2004 – 2011).

Carolyn L. O 1974	Vice President	Since 2010	Vice President of all the DFA Entities, Dimensional Cayman Commodity Fund I Ltd., and Dimensional Fund Advisors Canada ULC (since April 2016). Deputy General Counsel, Funds (since 2011).
Gerard K. O’Reilly 1976	Vice President and Co-Chief Investment Officer	Vice President since 2007 and Co-Chief Investment Officer since 2014	Vice President and Co-Chief Investment Officer of all the DFA Entities, Dimensional Fund Advisors Canada ULC, and Dimensional Japan Ltd. Director of Dimensional Funds plc and Dimensional Fund II plc.
Randy C. Olson 1980	Vice President	Since 2016

Vice President of all the DFA Entities. Formerly, Senior Compliance Officer for Dimensional Fund Advisors LP (July 2014 – January 2016); Vice President Regional Head of Investment Compliance, Asia, PIMCO Asia Private Limited (July 2012 – July 2014); Country Compliance Officer, Janus Capital, Singapore Private Limited (May 2011 – June 2012).

Daniel C. Ong 1973	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since July 2005).
Kyle K. Ozaki 1978	Vice President	Since 2010	Vice President of all the DFA Entities.
Matthew A. Pawlak 1977	Vice President	Since 2013

Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (2012 – January 2013); Senior Consultant (June 2011-December 2011) and Senior Investment Analyst and Consultant (July 2008-June 2011) at Hewitt EnnisKnupp.

Mary T. Phillips 1981	Vice President	Since 2016

Vice President of all the DFA Entities. Senior Portfolio Manager (January 2015 – present). Formerly, Portfolio Manager (April 2014 – January 2015) and Investment Associate for Dimensional Fund Advisors LP (July 2012 – March 2014).

Jeffrey L. Pierce 1984	Vice President	Since 2015

Vice President of all the DFA Entities. Senior Manager, Advisor Benchmarking (since January 2015) for Dimensional Fund Advisors LP. Formerly, Manager, Advisor Benchmarking (April 2012 – December 2014) for Dimensional Fund Advisors LP; Senior Manager, Research and Consulting (October 2010 – April 2012) for Crain Communications Inc.

Olivian T. Pitis 1974	Vice President	Since 2015	Vice President of all the DFA Entities. Formerly, Regional Director (May 2011 – January 2015) for Dimensional Fund Advisors LP.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Brian P. Pitre 1976	Vice President	Since 2015

Vice President of all the DFA Entities. Counsel for Dimensional Fund Advisors LP (since February 2015). Formerly, Chief Financial Officer and General Counsel for Relentless (March 2014 – January 2015); Vice President of all the DFA Entities (January 2013 – March 2014); Counsel for Dimensional Fund Advisors LP (January 2009 - March 2014).

David A. Plecha 1961	Vice President	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd. and Dimensional Fund Advisors Canada ULC.
Allen Pu 1970	Vice President	Since 2011

Vice President of all the DFA Entities. Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2015). Formerly, Portfolio Manager for Dimensional Fund Advisors LP (2006 – January 2015).

David J. Rapozo 1967	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2011 – January 2014).
Mark A. Regier 1969	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Planning and Analysis Manager for Dimensional Fund Advisors LP (July 2007 – January 2014).
Cory T. Riedberger 1979	Vice President	Since 2015	Vice President of all the DFA Entities. Formerly, Regional Director (March 2011 – January 2015) for Dimensional Fund Advisors LP.
Savina B. Rizova 1981	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Research Associate (June 2011 – January 2012) for Dimensional Fund Advisors LP.
Michael F. Rocque 1968	Vice President	Since 2015

Vice President of all the DFA Entities. Formerly, Senior Fund Accounting Manager (July 2013 – January 2015) for Dimensional Fund Advisors LP; Senior Financial Consultant and Chief Accounting Officer (July 2002 – July 2013) for MFS Investment Management.

L. Jacobo Rodríguez 1971	Vice President	Since 2005	Vice President of all the DFA Entities.
Austin S. Rosenthal 1978	Vice President	Since 2015	Vice President of all the DFA Entities. Formerly, Vice President for Dimensional SmartNest (US) LLC (September 2010 - November 2014).
Oliver J. Rowe 1960	Vice President	Since 2014

Vice President of all the DFA Entities. Formerly, Senior Manager, Human Resources for Dimensional Fund Advisors LP (January 2012 – January 2014); Director of Human Resources at Spansion, Inc. (March 2009 – December 2011).

Joseph S. Ruzicka 1987	Vice President	Since 2015

Vice President of all the DFA Entities. Formerly, Manager Investment Analytics and Data (January 2014 – January 2015), Senior Associate, Investment Analytics and Data (January 2013 – January 2014), Associate, Investment Analytics and Data (January 2012 – January 2013), and Investment Data Analyst (April 2010 – January 2012) for Dimensional Fund Advisors LP.

Julie A. Saft 1959	Vice President	Since 2010	Vice President of all the DFA Entities.
Joel P. Schneider 1980	Vice President	Since 2015	Vice President of all the DFA Entities. Portfolio Manager (since 2013) for Dimensional Fund Advisors LP. Formerly, Investment Associate (April 2011 – January 2013) for Dimensional Fund Advisors LP.
Ashish Shrestha 1978	Vice President	Since 2015	Vice President of all the DFA Entities. Formerly, Regional Director (September 2009 – January 2015) for Dimensional Fund Advisors LP.
Bruce A. Simmons 1965	Vice President	Since 2009	Vice President of all the DFA Entities.
Ted R. Simpson 1968	Vice President	Since 2007	Vice President of all the DFA Entities.

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Bhanu P. Singh 1981	Vice President	Since 2014

Vice President of all the DFA Entities. Senior Portfolio Manager for Dimensional Fund Advisors LP (since January 2015). Formerly, Portfolio Manager (January 2012 – January 2015) and Investment Associate for Dimensional Fund Advisors LP (August 2010 – December 2011).

Bryce D. Skaff 1975	Vice President	Since 2007	Vice President of all the DFA Entities.
Lukas J. Smart 1977	Vice President	Since 2014	Vice President of all the DFA Entities. Portfolio Manager of Dimensional Fund Advisors LP (since January 2010).
Andrew D. Smith 1968	Vice President	Since 2011	Vice President of all the DFA Entities.
Grady M. Smith 1956	Vice President	Since 2004	Vice President of all the DFA Entities and Dimensional Fund Advisors Canada ULC.
Matthew Snider 1976	Vice President	Since 2016	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (September 2011 – January 2016); Sales Executive, Vanguard (May 2008 – August 2011).
Lawrence R. Spieth 1947	Vice President	Since 2004	Vice President of all the DFA Entities.
Charlene L. St. John 1965	Vice President	Since 2016

Vice President of all the DFA Entities. Formerly, Senior Manager for Dimensional Fund Advisors LP (September 2014 - January 2016); Vice President of Marketing, Forward Management/Salient (January 2008 – February 2014).

Brent M. Stone 1971	Vice President	Since 2016	Vice President of all the DFA Entities. Formerly, Project Manager (September 2012 – December 2015) and Manager, Corporate Systems for Dimensional Fund Advisors LP (January 2011 – September 2012).
Richard H. Tatlow V 1971	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (April 2010 – January 2013).
Blake T. Tatsuta 1973	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Manager, Investment Analytics and Data (2012 – January 2013) and Research Assistant (2002-2011) for Dimensional Fund Advisors LP.
James J. Taylor 1983	Vice President	Since 2016	Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (November 2009 – January 2016).
Erik T. Totten 1980	Vice President	Since 2013	Vice President of all the DFA Entities. Formerly, Regional Director (2010 – January 2013) for Dimensional Fund Advisors LP.
John H. Totten 1978	Vice President	Since 2012	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (January 2008 - January 2012).
Robert C. Trotter 1958	Vice President	Since 2009	Vice President of all the DFA Entities.
Dave C. Twardowski 1982	Vice President	Since 2015	Vice President of all the DFA Entities. Formerly, Research Associate (June 2011 – January 2015) for Dimensional Fund Advisors LP.
Karen E. Umland 1966	Vice President	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and Dimensional Fund Advisors Canada ULC.
Benjamin C. Walker 1979	Vice President	Since 2014	Vice President of all the DFA Entities. Formerly, Regional Director for Dimensional Fund Advisors LP (September 2008 – January 2014).
Brian J. Walsh 1970	Vice President	Since 2009	Vice President of all the DFA Entities. Portfolio Manager for Dimensional Fund Advisors LP (since 2004).

Name and Year of Birth	Position	Term of Office[1] and Length of Service	Principal Occupation During Past 5 Years
Jessica Walton 1974	Vice President	Since 2015

Vice President of all the DFA Entities. Formerly, Regional Director (January 2012 – January 2015) for Dimensional Fund Advisors LP; Director of Marketing and Investor Relations for Treaty Oak Capital Management (July 2011 – October 2011); Vice President for Rockspring Capital (October 2010 – July 2011).

Griffin S. Watkins 1985	Vice President	Since 2016	Vice President of all the DFA Entities. Formerly, Regional Director (January 2014 – January 2016) and Senior Associate (January 2011 – December 2013).for Dimensional Fund Advisors LP.
Timothy P. Wei 1968	Vice President	Since 2016

Vice President of all the DFA Entities. Formerly, Counsel for Dimensional Fund Advisors LP (July 2014 – January 2016); Assistant General Counsel, Teacher Retirement System of Texas (October 2008 – June 2014).

Weston J. Wellington 1951	Vice President	Since 1997	Vice President of all the DFA Entities.
Ryan J. Wiley 1976	Vice President	Since 2007	Vice President of all the DFA Entities.
Kristina M. Williams 1975	Vice President	Since 2016

Vice President of all the DFA Entities. Formerly, Client Service Supervisor for Dowling & Yahnke (July 2014-January 2016); Head of Operations for The Elements Financial Group (January 2013-June 2014); Head of Operations for Vericimetry Advisors LLC (July 2011-December 2012).

Jeremy J. Willis 1976	Vice President	Since 2016

Vice President of all the DFA Entities. Formerly, Manager, Client Systems for Dimensional Fund Advisors LP (May 2012 – January 2016); Vice President, Implementations, Citigroup (August 2006 – October 2011).

Stacey E. Winning 1981	Vice President	Since 2015

Vice President of all the DFA Entities. Head of Global Recruiting and Development (since June 2014) for Dimensional Fund Advisors LP. Formerly, Senior Manager, Recruiting (December 2012 – June 2014) for Dimensional Fund Advisors LP; Co-Head of Global Recruiting (May 2009 – November 2012) for Two Sigma Investments.

Cecelia K. Wong 1981	Vice President	Since 2016	Vice President of all the DFA Entities. Formerly, Client Service Manager for Dimensional Fund Advisors LP (June 2005 – January 2016).
Craig A. Wright 1982	Vice President	Since 2016

Vice President of all the DFA Entities. Formerly, Accounting Manager for Dimensional Fund Advisors LP (November 2011 – January 2016); Senior Associate, PricewaterhouseCoopers LP (July 2009 – November 2011).

Joseph L. Young 1978	Vice President	Since 2011	Vice President of all the DFA Entities.

1      Each officer holds office for an indefinite term at the pleasure of the Board of Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses in voting proxies relating to securities held in the portfolio is available (1) without charge, upon request, by calling collect: (512) 306-7400; (2) from the Advisor’s website at http://us.dimensional.com; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC’s website at http://www.sec.gov and from the Advisor’s website at http://us.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

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SAfunds

STRUCTURED ASSETS FOR AN UNSTRUCTURED WORLD

PORTFOLIOS OF INVESTMENTS
SA U.S. FIXED INCOME FUND
SA GLOBAL FIXED INCOME FUND
SA U.S. CORE MARKET FUND
SA U.S. VALUE FUND
SA U.S. SMALL COMPANY FUND
SA INTERNATIONAL VALUE FUND
SA INTERNATIONAL SMALL COMPANY FUND
SA EMERGING MARKETS VALUE FUND
SA REAL ESTATE SECURITIES FUND
SA WORLDWIDE MODERATE GROWTH FUND

LWI FINANCIAL INC.
10 Almaden Blvd., 15th Floor | San Jose, CA 95113
844.366.0905 | SA-Funds.com

Member FINRA/SIPC, this report is prepared for the general information of shareholders and is not an offer of shares of the SA Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

Item 2. Code of Ethics.

(a) As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s chief executive officer and chief financial and accounting officer.

(c) The registrant has not made any amendment to its code of ethics during the period covered by this Form N-CSR.

(d) The registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e) Not applicable.

(f) A copy of the registrant’s code of ethics is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees (the “Board”) has determined that the registrant has three members serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2) The audit committee financial experts are Bryan W. Brown, Harold M. Shefrin and Charles M. Roame. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The firm of PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees.
For the fiscal years ended June 30, 2017 and June 30, 2016, the aggregate fees billed for professional services rendered by PwC for the audit of the registrant’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $265,000 and $265,000, respectively.

(b) Audit-Related Fees.
For the fiscal years ended June 30, 2017 and June 30, 2016, the aggregate fees billed for assurance and related services rendered by PwC that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $1,634 and $1,634, respectively. Services for which fees in the Audit-Related Fees category are billed include PwC’s reasonable out-of-pocket expenses and ticket charges for booking travel related to conducting the audit.

For the twelve month periods ended June 30, 2017 and June 30, 2016, aggregate Audit-Related Fees billed by PwC that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the “Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c) Tax Fees.
For the fiscal years ended June 30, 2017 and June 30, 2016, the aggregate fees billed for tax compliance, tax advice and tax planning by PwC were $60,000 and $62,210, respectively. Services for which fees in the Tax Fees category are billed include PwC’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as PwC’s review of excise tax distribution calculations.

For the twelve month periods ended June 30, 2017 and June 30, 2016, the aggregate Tax Fees billed by PwC that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d) All Other Fees.
For the fiscal years ended June 30, 2017 and June 30, 2016, the aggregate fees billed by PwC to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $16,545 and $7,270, respectively. Services for which fees in this category were billed include serving as a required tax consultant in India for SA Emerging Markets Value Fund.

For the twelve month periods ended June 30, 2017 and June 30, 2016, the aggregate fees in this category billed by PwC that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1) Audit Committee’s Pre-Approval Policies and Procedures.
The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by PwC to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee. The Audit Committee has not established such policies and procedures.

(e)(2) Percentage of Services.
None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended June 30, 2017 and June 30, 2016, aggregate non-audit fees billed by PwC for services rendered to the registrant were $60,000 and $62,210, respectively.

For the twelve month periods ended June 30, 2017 and June 30, 2016, aggregate non-audit fees billed by PwC for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations
ADR	American Depositary Receipt
P.L.C.	Public Limited Company

Investment Footnotes
†	See Note B to Financial Statements.
††	Securities that have generally been fair value factored. See Note B to Financial Statements.
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
§	Affiliated Fund.

Financial Highlights
(A)	Computed using average shares outstanding.
(B)	Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund(s).

All Statements, Schedules and Notes to Financial Statements
—	Amounts designated as — are either zero or rounded to zero.
SEC	Securities and Exchange Commission

THE JAPANESE SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2017
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (90.4%)
Consumer Discretionary — (17.4%)
	Adastria Co., Ltd.	194,640	$5,424,619	0.2%
#	Adventure, Inc.	1,400	120,369	0.0%
#	Aeon Fantasy Co., Ltd.	49,332	1,420,530	0.0%
*	AGORA Hospitality Group Co., Ltd.	468,000	145,961	0.0%
	Ahresty Corp.	137,600	1,361,436	0.0%
	Aisan Industry Co., Ltd.	204,900	1,624,826	0.1%
*	Akebono Brake Industry Co., Ltd.	608,200	1,912,660	0.1%
#*	Allied Architects, Inc.	39,600	503,527	0.0%
#	Alpen Co., Ltd.	111,900	1,995,996	0.1%
#	Alpha Corp.	32,900	673,782	0.0%
	Alpine Electronics, Inc.	277,500	4,163,368	0.1%
	Amiyaki Tei Co., Ltd.	25,900	957,868	0.0%
	Amuse, Inc.	70,298	1,916,706	0.1%
*	Anrakutei Co., Ltd.	2,200	91,064	0.0%
#	AOI TYO Holdings, Inc.	109,931	1,085,171	0.0%
	AOKI Holdings, Inc.	268,400	3,410,997	0.1%
	Aoyama Trading Co., Ltd.	304,000	10,851,305	0.3%
#	Arata Corp.	52,900	1,801,222	0.1%
	Arcland Sakamoto Co., Ltd.	176,200	2,372,290	0.1%
	Arcland Service Holdings Co., Ltd.	93,200	1,662,424	0.1%
	Asahi Broadcasting Corp.	39,100	283,997	0.0%
	Asahi Co., Ltd.	105,600	1,233,531	0.0%
	Asante, Inc.	27,100	468,904	0.0%
	Asatsu-DK, Inc.	215,700	5,408,626	0.2%
#	Ashimori Industry Co., Ltd.	254,000	678,720	0.0%
#	ASKUL Corp.	112,700	3,469,369	0.1%
#	Asti Corp.	72,000	380,745	0.0%
#	Atom Corp.	524,700	3,593,145	0.1%
	Atsugi Co., Ltd.	994,000	1,069,201	0.0%
	Autobacs Seven Co., Ltd.	455,700	7,406,590	0.2%
	Avex Group Holdings, Inc.	225,400	3,024,698	0.1%
	Beenos, Inc.	25,700	336,732	0.0%
	Belluna Co., Ltd.	291,800	3,490,063	0.1%
*	Best Denki Co., Ltd.	360,200	499,266	0.0%
#	Bic Camera, Inc.	546,600	5,807,097	0.2%
#	Bookoff Corp.	59,400	417,542	0.0%
#	BRONCO BILLY Co., Ltd.	68,300	1,598,602	0.1%
	Can Do Co., Ltd.	65,500	983,762	0.0%
	Central Automotive Products, Ltd.	40,600	541,289	0.0%
	Central Sports Co., Ltd.	35,800	1,434,100	0.0%
#	Ceres, Inc.	8,400	117,299	0.0%
	CHIMNEY Co., Ltd.	27,800	687,127	0.0%
	Chiyoda Co., Ltd.	102,100	2,676,242	0.1%
	Chofu Seisakusho Co., Ltd.	132,900	3,172,248	0.1%
	Chori Co., Ltd.	71,800	1,340,888	0.0%
	Chuo Spring Co., Ltd.	196,000	600,568	0.0%
	Clarion Co., Ltd.	677,000	2,582,784	0.1%
	Cleanup Corp.	129,700	999,117	0.0%
	Coco's Japan Co., Ltd.	18,600	347,054	0.0%
#	Colowide Co., Ltd.	363,400	6,194,712	0.2%
	Corona Corp.	86,700	878,362	0.0%

1

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
#	Create Restaurants Holdings, Inc.	271,300	$2,451,505	0.1%
#	D.A. Consortium Holdings, Inc.	118,700	1,554,014	0.1%
	Daido Metal Co., Ltd.	200,500	1,821,614	0.1%
#	Daidoh, Ltd.	143,200	563,208	0.0%
	Daiichikosho Co., Ltd.	99,200	4,659,557	0.1%
#	Daikoku Denki Co., Ltd.	51,800	795,248	0.0%
	Daikyonishikawa Corp.	221,700	2,968,668	0.1%
	Dainichi Co., Ltd.	51,200	357,597	0.0%
	Daisyo Corp.	47,200	754,608	0.0%
	Daiyu Lic Holdings Co., Ltd.	5,300	37,361	0.0%
	DCM Holdings Co., Ltd.	565,700	4,963,596	0.1%
	Descente, Ltd.	250,600	3,393,387	0.1%
	Diamond Dining Co., Ltd.	22,900	461,998	0.0%
	Doshisha Co., Ltd.	152,700	2,907,994	0.1%
	Doutor Nichires Holdings Co., Ltd.	195,386	4,148,729	0.1%
	Dunlop Sports Co., Ltd.	76,600	769,117	0.0%
	Dynic Corp.	174,000	286,481	0.0%
	Eagle Industry Co., Ltd.	147,200	2,499,078	0.1%
#	EDION Corp.	513,900	4,668,127	0.1%
#	ES-Con Japan, Ltd.	209,400	890,138	0.0%
	ESCRIT, Inc.	16,200	102,518	0.0%
*	Evolable Asia Corp.	19,500	521,578	0.0%
	Exedy Corp.	193,000	5,456,498	0.2%
	F-Tech, Inc.	56,500	722,359	0.0%
	FCC Co., Ltd.	231,400	4,678,423	0.1%
	Fields Corp.	85,300	917,542	0.0%
	Fine Sinter Co., Ltd.	9,800	188,853	0.0%
	First Juken Co., Ltd.	23,200	320,813	0.0%
	First-corp, Inc.	39,800	400,749	0.0%
	FJ Next Co., Ltd.	93,400	701,282	0.0%
	Foster Electric Co., Ltd.	155,800	2,693,616	0.1%
	France Bed Holdings Co., Ltd.	139,600	1,241,356	0.0%
#*	FreakOut Holdings, Inc.	28,000	1,046,527	0.0%
	Fuji Co., Ltd.	111,400	2,853,931	0.1%
#	Fuji Corp.	24,900	433,153	0.0%
	Fuji Corp., Ltd.	151,500	1,007,943	0.0%
	Fuji Kiko Co., Ltd.	137,400	903,433	0.0%
#	Fuji Kyuko Co., Ltd.	261,000	2,827,168	0.1%
	Fuji Oozx, Inc.	6,000	23,324	0.0%
	Fujibo Holdings, Inc.	68,500	1,924,181	0.1%
	Fujikura Rubber, Ltd.	107,000	626,729	0.0%
#	Fujio Food System Co., Ltd.	27,600	413,844	0.0%
#	Fujishoji Co., Ltd.	47,100	479,119	0.0%
#	Fujita Kanko, Inc.	45,800	1,504,588	0.1%
	FuKoKu Co., Ltd.	45,400	406,560	0.0%
#	Funai Electric Co., Ltd.	121,700	975,359	0.0%
#	Furukawa Battery Co., Ltd. (The)	89,000	623,832	0.0%
	Furyu Corp.	45,100	543,762	0.0%
	Futaba Industrial Co., Ltd.	365,800	3,318,920	0.1%
	G-Tekt Corp.	110,800	2,069,276	0.1%
	Gakken Holdings Co., Ltd.	31,300	916,117	0.0%
	Gakkyusha Co., Ltd.	35,500	489,714	0.0%

2

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
#	Genki Sushi Co., Ltd.	18,700	$375,543	0.0%
	Geo Holdings Corp.	223,300	2,317,415	0.1%
	Gfoot Co., Ltd.	45,800	333,084	0.0%
	GLOBERIDE, Inc.	62,299	1,075,732	0.0%
#	Gokurakuyu Holdings Co., Ltd.	40,600	290,387	0.0%
	Goldwin, Inc.	4,000	245,466	0.0%
#	Golf Digest Online, Inc.	52,500	390,621	0.0%
	Gourmet Kineya Co., Ltd.	85,000	837,515	0.0%
	GSI Creos Corp.	306,000	376,224	0.0%
	Gunze, Ltd.	1,080,000	3,877,539	0.1%
	H-One Co., Ltd.	128,300	1,408,990	0.0%
	H2O Retailing Corp.	333,000	6,075,637	0.2%
	Hagihara Industries, Inc.	36,300	954,835	0.0%
#	Hakuyosha Co., Ltd.	7,100	190,513	0.0%
	Hamee Corp.	24,000	346,598	0.0%
	Handsman Co., Ltd.	29,100	420,283	0.0%
	Happinet Corp.	98,800	1,733,810	0.1%
#	Harada Industry Co., Ltd.	23,300	172,346	0.0%
	Hard Off Corp. Co., Ltd.	57,900	596,180	0.0%
	Haruyama Holdings, Inc.	49,100	450,581	0.0%
	Heian Ceremony Service Co., Ltd.	6,700	55,884	0.0%
	Heiwa Corp.	101,000	2,254,780	0.1%
	HI-LEX Corp.	67,600	1,715,696	0.1%
	Hiday Hidaka Corp.	117,656	2,930,222	0.1%
#	Himaraya Co., Ltd.	35,900	282,071	0.0%
#	Hiramatsu, Inc.	174,500	1,028,454	0.0%
	HIS Co., Ltd.	249,300	7,513,841	0.2%
	Honeys Holdings Co., Ltd.	106,040	1,147,002	0.0%
	Hoosiers Holdings	181,100	1,572,605	0.1%
#	Hotland Co., Ltd.	49,000	622,930	0.0%
	I K K, Inc.	63,900	448,219	0.0%
#	IBJ, Inc.	103,500	686,673	0.0%
	Ichibanya Co., Ltd.	77,158	2,641,450	0.1%
	Ichikoh Industries, Ltd.	286,000	2,308,628	0.1%
#	IDOM, Inc.	433,200	2,993,240	0.1%
	IJT Technology Holdings Co., Ltd.	126,780	680,131	0.0%
#	Imagica Robot Holdings, Inc.	87,500	558,687	0.0%
	Imasen Electric Industrial	107,700	1,263,330	0.0%
	Imperial Hotel, Ltd.	12,300	243,409	0.0%
#	Intage Holdings, Inc.	105,400	2,087,889	0.1%
#*	Izutsuya Co., Ltd.	61,699	240,037	0.0%
#	Janome Sewing Machine Co., Ltd.	110,600	880,320	0.0%
	Japan Best Rescue System Co., Ltd.	22,900	56,054	0.0%
	Japan Wool Textile Co., Ltd. (The)	345,700	2,887,128	0.1%
	JINS, Inc.	84,100	4,685,377	0.1%
#	Joban Kosan Co., Ltd.	36,599	586,937	0.0%
	Jolly - Pasta Co., Ltd.	16,800	244,274	0.0%
	Joshin Denki Co., Ltd.	212,000	3,061,688	0.1%
#	Joyful Honda Co., Ltd.	34,600	1,057,916	0.0%
#	JP-Holdings, Inc.	374,800	1,005,442	0.0%
	JVC Kenwood Corp.	965,730	2,884,405	0.1%
#	K's Holdings Corp.	110,600	2,162,453	0.1%

3

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
*	Kadokawa Dwango	335,333	$4,337,491	0.1%
*	Kappa Create Co., Ltd.	92,600	1,051,548	0.0%
	Kasai Kogyo Co., Ltd.	146,700	1,898,952	0.1%
	Kawai Musical Instruments Manufacturing Co., Ltd.	45,200	952,124	0.0%
	Keihin Corp.	267,500	3,664,895	0.1%
#	Keiyo Co., Ltd.	194,600	1,352,319	0.0%
#	KFC Holdings Japan, Ltd.	93,000	1,649,155	0.1%
	Ki-Star Real Estate Co., Ltd.	36,500	677,867	0.0%
*	Kintetsu Department Store Co., Ltd.	291,000	909,640	0.0%
	Kitamura Co., Ltd.	2,000	12,490	0.0%
*	KNT-CT Holdings Co., Ltd.	697,000	1,074,498	0.0%
#	Kohnan Shoji Co., Ltd.	188,500	3,514,589	0.1%
#*	Kojima Co., Ltd.	180,400	494,684	0.0%
	Komatsu Seiren Co., Ltd.	193,700	1,244,243	0.0%
	Komehyo Co., Ltd.	36,800	489,050	0.0%
	Komeri Co., Ltd.	202,200	5,151,778	0.2%
#	Konaka Co., Ltd.	132,560	710,552	0.0%
	Koshidaka Holdings Co., Ltd.	56,300	1,408,678	0.0%
#	Kourakuen Holdings Corp.	61,200	995,650	0.0%
	KU Holdings Co., Ltd.	130,900	1,128,633	0.0%
	Kura Corp.	69,200	3,183,157	0.1%
	Kurabo Industries, Ltd.	1,241,000	2,862,805	0.1%
	KYB Corp.	1,157,000	5,941,865	0.2%
#	Kyoritsu Maintenance Co., Ltd.	176,362	5,136,608	0.2%
#*	Laox Co., Ltd.	190,100	999,002	0.0%
#	LEC, Inc.	83,200	2,047,369	0.1%
#	LIFULL Co., Ltd.	364,500	3,203,122	0.1%
#	Look, Inc.	228,000	499,627	0.0%
#	Mamiya-Op Co., Ltd.	25,800	276,981	0.0%
	Mars Engineering Corp.	55,100	1,212,620	0.0%
#*	Maruzen CHI Holdings Co., Ltd.	63,000	204,103	0.0%
#	Matsuya Co., Ltd.	188,500	1,805,883	0.1%
	Matsuya Foods Co., Ltd.	54,300	2,031,607	0.1%
#*	Meganesuper Co., Ltd.	637,300	396,712	0.0%
	Meiko Network Japan Co., Ltd.	146,800	1,957,414	0.1%
#	Meiwa Estate Co., Ltd.	65,400	465,525	0.0%
	Mikuni Corp.	127,400	534,081	0.0%
#	Misawa Homes Co., Ltd.	164,000	1,474,713	0.0%
	Mitsuba Corp.	208,690	3,863,006	0.1%
	Mitsui Home Co., Ltd.	165,000	1,088,100	0.0%
	Mizuno Corp.	594,000	3,389,381	0.1%
#	Monogatari Corp. (The)	31,500	1,609,639	0.1%
#	Morito Co., Ltd.	64,100	529,789	0.0%
	Mr Max Corp.	102,200	496,911	0.0%
	Murakami Corp.	15,500	302,326	0.0%
	Musashi Seimitsu Industry Co., Ltd.	145,900	4,233,389	0.1%
	Nafco Co., Ltd.	36,700	545,019	0.0%
	Nagawa Co., Ltd.	25,400	901,545	0.0%
#*	Naigai Co., Ltd.	544,000	314,788	0.0%
#	Nakayamafuku Co., Ltd.	19,700	137,863	0.0%
#	Nextage Co., Ltd.	37,700	519,451	0.0%
	Nice Holdings, Inc.	444,000	605,231	0.0%

4

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Nichirin Co., Ltd.	39,800	$840,056	0.0%
	Nihon Eslead Corp.	42,400	692,321	0.0%
	Nihon House Holdings Co., Ltd.	245,100	1,155,766	0.0%
#	Nihon Plast Co., Ltd.	67,400	782,018	0.0%
	Nihon Tokushu Toryo Co., Ltd.	82,400	1,201,402	0.0%
	Nippon Felt Co., Ltd.	58,200	264,212	0.0%
	Nippon Piston Ring Co., Ltd.	48,600	970,040	0.0%
	Nippon Seiki Co., Ltd.	254,400	5,128,802	0.2%
	Nippon View Hotel Co., Ltd.	29,700	365,567	0.0%
	Nishikawa Rubber Co., Ltd.	21,500	416,617	0.0%
	Nishimatsuya Chain Co., Ltd.	300,800	3,082,094	0.1%
	Nissan Shatai Co., Ltd.	318,900	3,184,984	0.1%
	Nissan Tokyo Sales Holdings Co., Ltd.	208,000	781,959	0.0%
	Nissei Build Kogyo Co., Ltd.	388,000	2,156,438	0.1%
	Nissin Kogyo Co., Ltd.	230,200	3,667,955	0.1%
	Nittan Valve Co., Ltd.	86,000	300,969	0.0%
	Nojima Corp.	135,300	2,105,067	0.1%
	Ohashi Technica, Inc.	41,800	522,653	0.0%
	Ohsho Food Service Corp.	70,300	2,680,676	0.1%
*	Oisix.daichi Inc.	17,300	349,523	0.0%
	Onward Holdings Co., Ltd.	736,000	5,443,434	0.2%
#	Ootoya Holdings Co., Ltd.	20,000	361,350	0.0%
#*	Open Door, Inc.	15,200	464,761	0.0%
#	OPT Holdings, Inc.	86,700	1,127,492	0.0%
#	Otsuka Kagu, Ltd.	66,800	547,628	0.0%
	Pacific Industrial Co., Ltd.	261,100	3,400,617	0.1%
#	PAL GROUP Holdings Co., Ltd.	75,500	1,965,883	0.1%
	PALTAC Corp.	214,634	7,233,132	0.2%
#	PanaHome Corp.	507,200	5,408,345	0.2%
	PAPYLESS Co., Ltd.	27,400	719,209	0.0%
	Parco Co., Ltd.	123,400	1,486,790	0.1%
	Paris Miki Holdings, Inc.	161,800	676,865	0.0%
#	PC Depot Corp.	240,641	1,243,949	0.0%
	People Co., Ltd.	17,000	278,670	0.0%
#	Pepper Food Service Co., Ltd.	36,500	1,387,009	0.0%
	PIA Corp.	28,000	941,479	0.0%
	Piolax, Inc.	170,100	4,749,081	0.1%
*	Pioneer Corp.	2,016,400	4,049,775	0.1%
	Plenus Co., Ltd.	133,800	2,826,040	0.1%
#	Press Kogyo Co., Ltd.	623,200	2,902,197	0.1%
#	Pressance Corp.	214,000	2,829,803	0.1%
	Proto Corp.	68,100	1,059,862	0.0%
#	Raccoon Co., Ltd.	56,800	332,288	0.0%
	Regal Corp.	10,000	25,787	0.0%
	Renaissance, Inc.	60,600	1,067,347	0.0%
#*	Renown, Inc.	306,000	397,876	0.0%
#	Resol Holdings Co., Ltd.	168,000	549,963	0.0%
	Resorttrust, Inc.	490,300	9,047,013	0.3%
	Rhythm Watch Co., Ltd.	559,000	1,143,843	0.0%
#	Riberesute Corp.	39,200	296,089	0.0%
#	Ride On Express Co., Ltd.	33,200	300,744	0.0%
#	Right On Co., Ltd.	91,325	797,998	0.0%

5

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Riken Corp.	55,900	$2,527,550	0.1%
	Ringer Hut Co., Ltd.	136,100	2,947,067	0.1%
	Riso Kyoiku Co., Ltd.	211,700	1,678,078	0.1%
	Round One Corp.	456,600	4,322,910	0.1%
#	Royal Holdings Co., Ltd.	186,600	4,272,405	0.1%
*	Royal Hotel, Ltd. (The)	6,000	10,569	0.0%
	Sac's Bar Holdings, Inc.	113,850	1,279,466	0.0%
	Saizeriya Co., Ltd.	194,300	5,657,077	0.2%
#	Sakai Ovex Co., Ltd.	29,799	478,916	0.0%
	San Holdings, Inc.	17,700	350,193	0.0%
#*	Sanden Holdings Corp.	714,000	2,069,729	0.1%
#	Sanei Architecture Planning Co., Ltd.	50,300	788,587	0.0%
	Sangetsu Corp.	328,750	5,715,619	0.2%
#	Sanko Marketing Foods Co., Ltd.	27,800	240,018	0.0%
	Sankyo Seiko Co., Ltd.	186,900	648,886	0.0%
	Sanoh Industrial Co., Ltd.	141,600	1,003,088	0.0%
#	Sanrio Co., Ltd.	306,400	6,018,933	0.2%
	Sanyei Corp.	2,000	69,925	0.0%
	Sanyo Electric Railway Co., Ltd.	411,000	2,117,081	0.1%
	Sanyo Housing Nagoya Co., Ltd.	57,900	574,314	0.0%
#	Sanyo Shokai, Ltd.	69,400	1,105,705	0.0%
#	Scroll Corp.	166,300	562,882	0.0%
#	Seiko Holdings Corp.	979,407	4,015,234	0.1%
	Seiren Co., Ltd.	306,800	4,840,088	0.1%
#	Senshukai Co., Ltd.	213,600	1,540,575	0.1%
#	Septeni Holdings Co., Ltd.	609,000	1,914,640	0.1%
#	SFP Holdings Co., Ltd.	52,700	682,619	0.0%
#	Shidax Corp.	111,200	431,352	0.0%
	Shikibo, Ltd.	779,000	1,012,173	0.0%
	Shimachu Co., Ltd.	297,200	7,090,824	0.2%
	Shimojima Co., Ltd.	27,900	282,606	0.0%
#	Shobunsha Publications, Inc.	258,500	1,651,406	0.1%
	Shochiku Co., Ltd.	54,000	689,007	0.0%
	Shoei Co., Ltd.	69,700	1,952,449	0.1%
*	Showa Corp.	317,500	3,082,163	0.1%
	SKY Perfect JSAT Holdings, Inc.	835,600	3,599,172	0.1%
#	Snow Peak, Inc.	22,200	648,809	0.0%
	SNT Corp.	92,800	584,595	0.0%
	Soft99 Corp.	68,600	549,266	0.0%
	Sotoh Co., Ltd.	41,400	421,633	0.0%
	SPK Corp.	19,800	467,857	0.0%
	St Marc Holdings Co., Ltd.	104,200	3,191,362	0.1%
	Starts Corp., Inc.	185,900	4,429,193	0.1%
	Step Co., Ltd.	45,100	577,025	0.0%
#	Studio Alice Co., Ltd.	57,700	1,176,968	0.0%
	Suminoe Textile Co., Ltd.	336,000	811,540	0.0%
	Sumitomo Riko Co., Ltd.	235,200	2,428,023	0.1%
#	Sun Corp.	104,900	694,280	0.0%
	Suncall Corp.	47,400	265,955	0.0%
	Syuppin Co., Ltd.	14,000	247,030	0.0%
	T RAD Co., Ltd.	479,000	1,517,101	0.1%
	T-Gaia Corp.	155,100	2,946,647	0.1%

6

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Tachi-S Co., Ltd.	182,840	$3,349,462	0.1%
	Tachikawa Corp.	53,900	565,743	0.0%
	Taiho Kogyo Co., Ltd.	98,200	1,244,149	0.0%
	Take And Give Needs Co., Ltd.	58,770	403,108	0.0%
#	Takihyo Co., Ltd.	114,000	476,669	0.0%
#	Tama Home Co., Ltd.	95,900	547,408	0.0%
#	Tamron Co., Ltd.	128,500	2,227,547	0.1%
	TBK Co., Ltd.	118,500	536,436	0.0%
	Tear Corp.	31,600	216,826	0.0%
#	Tenpos Busters Co., Ltd.	24,100	409,446	0.0%
	Tigers Polymer Corp.	52,800	348,052	0.0%
	Toa Corp.	132,600	1,278,663	0.0%
#	Toabo Corp.	54,799	270,476	0.0%
#	Toei Animation Co., Ltd.	26,100	1,823,160	0.1%
	Toei Co., Ltd.	449,000	4,264,645	0.1%
	Tohokushinsha Film Corp.	38,900	250,953	0.0%
	Tokai Rika Co., Ltd.	318,800	5,897,939	0.2%
	Token Corp.	47,550	5,853,740	0.2%
*	Tokyo Base Co., Ltd.	19,900	802,681	0.0%
	Tokyo Dome Corp.	577,500	5,232,067	0.2%
#	Tokyo Individualized Educational Institute, Inc.	119,600	1,682,265	0.1%
	Tokyo Radiator Manufacturing Co., Ltd.	19,900	173,151	0.0%
	Tokyotokeiba Co., Ltd.	99,400	2,533,339	0.1%
#	Tokyu Recreation Co., Ltd.	96,000	719,345	0.0%
	Tomy Co., Ltd.	440,593	5,256,007	0.2%
	Topre Corp.	264,300	7,171,078	0.2%
	Toridoll Holdings Corp.	146,300	3,765,938	0.1%
#	Torikizoku Co., Ltd.	43,700	1,027,258	0.0%
	Tosho Co., Ltd.	51,200	2,433,308	0.1%
	Tow Co., Ltd.	99,900	737,609	0.0%
	Toyo Tire & Rubber Co., Ltd.	457,600	9,374,652	0.3%
	TPR Co., Ltd.	131,000	4,244,135	0.1%
	TS Tech Co., Ltd.	291,000	8,504,866	0.2%
	TSI Holdings Co., Ltd.	443,795	3,200,070	0.1%
#	Tsukada Global Holdings, Inc.	109,400	569,462	0.0%
	Tsukamoto Corp. Co., Ltd.	190,000	218,218	0.0%
	Tsutsumi Jewelry Co., Ltd.	50,900	971,391	0.0%
	TV Asahi Holdings Corp.	123,500	2,231,081	0.1%
	Tv Tokyo Holdings Corp.	90,800	1,856,950	0.1%
#*	U-Shin, Ltd.	114,300	770,780	0.0%
#	Umenohana Co., Ltd.	5,000	122,883	0.0%
	Unipres Corp.	230,700	5,151,481	0.2%
	United Arrows, Ltd.	157,600	5,119,679	0.2%
*	Unitika, Ltd.	3,992,000	2,947,622	0.1%
	Universal Entertainment Corp.	5,000	153,035	0.0%
	ValueCommerce Co., Ltd.	105,300	658,355	0.0%
	Vector, Inc.	166,500	2,829,408	0.1%
#	VIA Holdings, Inc.	120,200	1,044,038	0.0%
#	Village Vanguard Co., Ltd.	32,100	293,105	0.0%
	VT Holdings Co., Ltd.	540,600	2,671,520	0.1%
	Wacoal Holdings Corp.	676,000	9,154,089	0.3%
#	WATAMI Co., Ltd.	141,100	1,686,149	0.1%

7

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Watts Co., Ltd.	20,000	$232,561	0.0%
	Workman Co., Ltd.	2,600	75,777	0.0%
	Wowow, Inc.	49,200	1,334,778	0.0%
	Xebio Holdings Co., Ltd.	167,200	2,956,067	0.1%
	Yachiyo Industry Co., Ltd.	32,800	326,080	0.0%
	Yamato International, Inc.	23,200	88,486	0.0%
#	Yasunaga Corp.	39,500	424,041	0.0%
	Yellow Hat, Ltd.	92,700	2,212,966	0.1%
	Yomiuri Land Co., Ltd.	248,000	1,176,929	0.0%
	Yondoshi Holdings, Inc.	87,720	2,188,245	0.1%
	Yorozu Corp.	121,000	1,882,576	0.1%
#	Yoshinoya Holdings Co., Ltd.	54,500	908,653	0.0%
#	Yume No Machi Souzou Iinkai Co., Ltd.	130,600	1,537,670	0.1%
	Yutaka Giken Co., Ltd.	3,100	68,877	0.0%
	Zenrin Co., Ltd.	161,500	4,684,666	0.1%
#	Zojirushi Corp.	232,300	2,651,886	0.1%
Total Consumer Discretionary			690,162,255	19.1%

Consumer Staples — (7.6%)
#	Aeon Hokkaido Corp.	273,900	1,478,674	0.0%
	Ahjikan Co., Ltd.	2,500	27,594	0.0%
	Ain Holdings, Inc.	117,500	8,503,387	0.2%
	Albis Co., Ltd.	31,400	1,434,461	0.0%
	Arcs Co., Ltd.	247,700	5,363,900	0.2%
#	Ariake Japan Co., Ltd.	122,300	8,522,656	0.2%
	Artnature, Inc.	120,700	778,645	0.0%
	Axial Retailing, Inc.	90,500	3,459,309	0.1%
	Belc Co., Ltd.	65,300	3,256,404	0.1%
	Bourbon Corp.	13,200	311,302	0.0%
	C'BON COSMETICS Co., Ltd.	4,200	92,274	0.0%
	Cawachi, Ltd.	94,700	2,293,237	0.1%
	Chubu Shiryo Co., Ltd.	121,500	1,602,528	0.0%
#	Chuo Gyorui Co., Ltd.	93,000	239,900	0.0%
	Ci:z Holdings Co., Ltd.	164,800	6,229,233	0.2%
	Cocokara fine, Inc.	113,160	5,597,933	0.2%
	Cota Co., Ltd.	24,650	273,083	0.0%
	Create SD Holdings Co., Ltd.	164,400	3,806,733	0.1%
#	Daikokutenbussan Co., Ltd.	39,900	2,017,143	0.1%
	Delica Foods Co., Ltd.	9,900	158,412	0.0%
	DyDo Group Holdings, Inc.	55,200	2,779,638	0.1%
#	Earth Chemical Co., Ltd.	59,100	3,045,238	0.1%
	Ebara Foods Industry, Inc.	5,900	110,665	0.0%
	Eco's Co., Ltd.	40,500	438,188	0.0%
	Fancl Corp.	95,300	1,751,908	0.1%
	Feed One Co., Ltd.	836,040	1,704,303	0.1%
*	First Baking Co., Ltd.	18,300	198,457	0.0%
	Fuji Oil Holdings, Inc.	362,600	8,387,707	0.2%
	Fujicco Co., Ltd.	108,700	2,487,758	0.1%
	G-7 Holdings, Inc.	33,100	637,791	0.0%
#	Genky Stores, Inc.	51,000	1,363,723	0.0%
	HABA Laboratories, Inc.	9,500	311,464	0.0%
	Hagoromo Foods Corp.	39,000	459,804	0.0%

8

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Staples — (Continued)
	Halows Co., Ltd.	32,600	$684,272	0.0%
#	Havix Corp.	8,800	79,845	0.0%
	Hayashikane Sangyo Co., Ltd.	24,200	182,415	0.0%
	Heiwado Co., Ltd.	182,000	3,899,135	0.1%
#	Hokkaido Coca-Cola Bottling Co., Ltd.	90,000	562,581	0.0%
	Hokuto Corp.	165,100	2,905,212	0.1%
	House Foods Group, Inc.	99,700	2,501,164	0.1%
	Ichimasa Kamaboko Co., Ltd.	17,500	209,688	0.0%
#	Imuraya Group Co., Ltd.	11,100	228,477	0.0%
	Inageya Co., Ltd.	177,800	2,987,824	0.1%
	Itochu-Shokuhin Co., Ltd.	28,800	1,212,621	0.0%
#	Ivy Cosmetics Corp.	11,700	810,875	0.0%
	Iwatsuka Confectionery Co., Ltd.	2,600	104,308	0.0%
	J-Oil Mills, Inc.	66,600	2,368,700	0.1%
	Japan Meat Co., Ltd.	5,100	83,994	0.0%
	Kadoya Sesame Mills, Inc.	1,600	72,518	0.0%
	Kakiyasu Honten Co., Ltd.	40,900	706,776	0.0%
	Kameda Seika Co., Ltd.	72,000	3,517,793	0.1%
	Kaneko Seeds Co., Ltd.	30,600	395,850	0.0%
	Kanemi Co., Ltd.	500	15,161	0.0%
	Kato Sangyo Co., Ltd.	121,700	3,272,917	0.1%
#	Kenko Mayonnaise Co., Ltd.	84,500	2,436,709	0.1%
	Key Coffee, Inc.	109,700	2,146,324	0.1%
	Kirindo Holdings Co., Ltd.	29,300	252,627	0.0%
	Kitanotatsujin Corp.	31,900	230,914	0.0%
	Kobe Bussan Co., Ltd.	78,000	3,698,259	0.1%
#	Kotobuki Spirits Co., Ltd.	120,600	3,944,444	0.1%
#	Kusuri no Aoki Holdings Co., Ltd.	93,900	4,919,679	0.1%
#	Kyokuyo Co., Ltd.	60,999	1,677,275	0.1%
	Lacto Japan Co., Ltd.	8,900	285,009	0.0%
	Life Corp.	165,100	4,643,467	0.1%
	Mandom Corp.	104,400	5,664,020	0.2%
	Marudai Food Co., Ltd.	637,000	2,980,865	0.1%
	Maruha Nichiro Corp.	250,307	6,616,349	0.2%
#	Maxvalu Nishinihon Co., Ltd.	9,200	135,788	0.0%
	Maxvalu Tokai Co., Ltd.	49,300	871,629	0.0%
#	Medical System Network Co., Ltd.	150,000	684,070	0.0%
	Megmilk Snow Brand Co., Ltd.	274,000	7,633,683	0.2%
	Meito Sangyo Co., Ltd.	52,200	664,941	0.0%
	Milbon Co., Ltd.	73,076	4,108,743	0.1%
	Ministop Co., Ltd.	95,600	2,003,208	0.1%
	Mitsubishi Shokuhin Co., Ltd.	84,500	2,429,009	0.1%
	Mitsui Sugar Co., Ltd.	112,770	3,267,072	0.1%
	Miyoshi Oil & Fat Co., Ltd.	37,900	484,122	0.0%
	Morinaga & Co., Ltd.	39,900	2,262,299	0.1%
	Morinaga Milk Industry Co., Ltd.	1,164,000	8,849,777	0.2%
	Morishita Jintan Co., Ltd.	2,000	10,579	0.0%
	Morozoff, Ltd.	197,000	1,116,395	0.0%
	Nagatanien Holdings Co., Ltd.	148,000	1,869,853	0.1%
	Nakamuraya Co., Ltd.	19,400	878,785	0.0%
	Natori Co., Ltd.	57,500	1,088,515	0.0%
	Nichimo Co., Ltd.	170,000	267,824	0.0%

9

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Staples — (Continued)
	Nihon Chouzai Co., Ltd.	35,060	$1,112,397	0.0%
	Niitaka Co., Ltd.	2,060	32,293	0.0%
	Nippon Beet Sugar Manufacturing Co., Ltd.	67,700	1,297,889	0.0%
	Nippon Flour Mills Co., Ltd.	361,000	5,792,540	0.2%
	Nippon Suisan Kaisha, Ltd.	1,669,700	9,785,030	0.3%
	Nisshin Oillio Group, Ltd. (The)	812,000	4,762,563	0.1%
	Nissin Sugar Co., Ltd.	71,400	1,195,681	0.0%
	Nitto Fuji Flour Milling Co., Ltd.	6,400	224,073	0.0%
	Noevir Holdings Co., Ltd.	71,300	3,635,043	0.1%
	Oenon Holdings, Inc.	316,000	791,109	0.0%
	OIE Sangyo Co., Ltd.	20,900	228,197	0.0%
	Okuwa Co., Ltd.	162,000	1,866,592	0.1%
	Olympic Group Corp.	63,100	346,381	0.0%
#	OUG Holdings, Inc.	34,000	79,574	0.0%
	Prima Meat Packers, Ltd.	956,000	5,616,164	0.2%
	Qol Co., Ltd.	100,700	1,511,173	0.0%
	Retail Partners Co., Ltd.	37,200	389,234	0.0%
	Riken Vitamin Co., Ltd.	74,100	2,901,615	0.1%
	Rock Field Co., Ltd.	141,900	2,438,973	0.1%
	Rokko Butter Co., Ltd.	90,400	2,137,798	0.1%
#	S Foods, Inc.	78,162	2,876,351	0.1%
	S&B Foods, Inc.	3,899	240,375	0.0%
#	Sagami Rubber Industries Co., Ltd.	47,000	612,284	0.0%
#	Sakata Seed Corp.	142,600	4,435,505	0.1%
	San-A Co., Ltd.	105,200	4,653,211	0.1%
	Sapporo Holdings, Ltd.	255,700	7,050,065	0.2%
	Shoei Foods Corp.	75,600	2,232,027	0.1%
	Showa Sangyo Co., Ltd.	613,000	3,373,197	0.1%
	Sogo Medical Co., Ltd.	55,800	2,407,075	0.1%
	ST Corp.	81,200	1,905,198	0.1%
#	Starzen Co., Ltd.	55,800	2,441,110	0.1%
	Takara Holdings, Inc.	980,300	10,228,203	0.3%
	Tobu Store Co., Ltd.	19,000	522,213	0.0%
	Toho Co., Ltd.	44,100	1,199,521	0.0%
	Tohto Suisan Co., Ltd.	17,299	287,631	0.0%
	Torigoe Co., Ltd. (The)	82,000	587,664	0.0%
	Toyo Sugar Refining Co., Ltd.	157,000	163,610	0.0%
#	Transaction Co., Ltd.	56,200	654,314	0.0%
	United Super Markets Holdings, Inc.	320,200	3,386,873	0.1%
	Valor Holdings Co., Ltd.	220,500	5,011,829	0.1%
	Warabeya Nichiyo Holdings Co., Ltd.	90,060	2,486,087	0.1%
	Watahan & Co., Ltd.	32,000	660,449	0.0%
#	YA-MAN, Ltd.	16,200	1,324,607	0.0%
#	Yaizu Suisankagaku Industry Co., Ltd.	47,300	508,580	0.0%
#	Yakuodo Co., Ltd.	62,300	1,826,871	0.1%
	Yamatane Corp.	56,700	829,215	0.0%
#	Yamaya Corp.	25,600	360,368	0.0%
	Yamazawa Co., Ltd.	2,100	33,464	0.0%
	Yaoko Co., Ltd.	132,100	5,659,842	0.2%
#	Yokohama Reito Co., Ltd.	291,700	2,753,114	0.1%
	Yomeishu Seizo Co., Ltd.	49,800	909,380	0.0%
	Yuasa Funashoku Co., Ltd.	125,000	340,291	0.0%
10

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Staples — (Continued)
	Yutaka Foods Corp.	6,000	$101,115	0.0%
Total Consumer Staples			302,253,769	8.4%

Energy — (0.9%)
	BP Castrol K.K.	57,400	957,902	0.0%
	Cosmo Energy Holdings Co., Ltd.	363,000	5,728,620	0.2%
	Fuji Kosan Co., Ltd.	33,100	147,561	0.0%
	Fuji Oil Co., Ltd.	284,800	861,121	0.0%
	Itochu Enex Co., Ltd.	302,200	2,679,547	0.1%
#*	Japan Drilling Co., Ltd.	41,100	822,594	0.0%
	Japan Oil Transportation Co., Ltd.	9,300	221,238	0.0%
	Japan Petroleum Exploration Co., Ltd.	193,000	4,032,152	0.1%
	Mitsuuroko Group Holdings Co., Ltd.	181,700	1,167,677	0.0%
	Modec, Inc.	114,600	2,554,024	0.1%
	Nippon Coke & Engineering Co., Ltd.	1,272,800	1,110,627	0.0%
	Nippon Gas Co., Ltd.	207,700	6,739,226	0.2%
	Sala Corp.	219,300	1,354,514	0.0%
	San-Ai Oil Co., Ltd.	327,000	3,349,314	0.1%
	Shinko Plantech Co., Ltd.	241,700	1,871,619	0.1%
	Sinanen Holdings Co., Ltd.	52,000	1,060,602	0.0%
	Toa Oil Co., Ltd.	415,000	491,203	0.0%
	Toyo Kanetsu K.K.	568,000	1,563,092	0.1%
Total Energy			36,712,633	1.0%

Financials — (7.8%)
	77 Bank, Ltd. (The)	1,749,760	8,637,314	0.2%
	Accretive Co., Ltd.	57,800	210,245	0.0%
	Advance Create Co., Ltd.	7,200	123,271	0.0%
	Aichi Bank, Ltd. (The)	51,700	2,918,831	0.1%
	Aizawa Securities Co., Ltd.	165,000	1,009,865	0.0%
	Akita Bank, Ltd. (The)	1,079,400	3,197,305	0.1%
#	Anicom Holdings, Inc.	92,100	2,021,199	0.1%
	Aomori Bank, Ltd. (The)	1,186,000	4,209,990	0.1%
	Asax Co., Ltd.	1,700	25,533	0.0%
	Awa Bank, Ltd. (The)	1,178,000	8,028,497	0.2%
	Bank of Iwate, Ltd. (The)	103,400	4,128,109	0.1%
	Bank of Kochi, Ltd. (The)	301,000	340,825	0.0%
#	Bank of Nagoya, Ltd. (The)	102,430	3,875,240	0.1%
	Bank of Okinawa, Ltd. (The)	132,960	5,405,609	0.2%
	Bank of Saga, Ltd. (The)	900,000	2,087,303	0.1%
	Bank of the Ryukyus, Ltd.	227,380	3,339,132	0.1%
	Bank of Toyama, Ltd. (The)	1,400	52,334	0.0%
	Chiba Kogyo Bank, Ltd. (The)	285,800	1,506,251	0.0%
#	Chukyo Bank, Ltd. (The)	70,000	1,428,714	0.0%
#	Daisan Bank, Ltd. (The)	87,700	1,340,108	0.0%
	Daishi Bank, Ltd. (The)	2,071,000	9,563,577	0.3%
	Daito Bank, Ltd. (The)	873,000	1,267,645	0.0%
#	DSB Co., Ltd.	56,500	321,650	0.0%
#	eGuarantee, Inc.	43,100	1,015,282	0.0%
#	Ehime Bank, Ltd. (The)	190,600	2,403,022	0.1%
	Eighteenth Bank, Ltd. (The)	1,048,000	3,005,482	0.1%
	FIDEA Holdings Co., Ltd.	1,027,200	1,714,236	0.1%

11

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Financials — (Continued)
	Financial Products Group Co., Ltd.	445,500	$4,255,953	0.1%
	First Bank of Toyama, Ltd. (The)	36,200	166,642	0.0%
	Fukui Bank, Ltd. (The)	1,337,000	3,352,393	0.1%
	Fukushima Bank, Ltd. (The)	1,421,000	1,100,893	0.0%
	Fuyo General Lease Co., Ltd.	98,800	5,652,790	0.2%
#	GCA Corp.	119,400	1,067,259	0.0%
	GMO Click Holdings, Inc.	53,200	375,029	0.0%
	Hokkoku Bank, Ltd. (The)	1,742,000	6,699,777	0.2%
	Hokuetsu Bank, Ltd. (The)	130,000	3,095,431	0.1%
	Hokuhoku Financial Group, Inc.	374,900	5,996,807	0.2%
	Hyakugo Bank, Ltd. (The)	1,614,609	6,585,747	0.2%
	Hyakujushi Bank, Ltd. (The)	1,584,000	5,245,887	0.2%
	IBJ Leasing Co., Ltd.	116,300	2,799,042	0.1%
	Ichiyoshi Securities Co., Ltd.	232,000	1,954,946	0.1%
	IwaiCosmo Holdings, Inc.	106,900	1,182,676	0.0%
#	Iyo Bank, Ltd. (The)	419,200	3,482,139	0.1%
#	J Trust Co., Ltd.	311,800	2,462,636	0.1%
	Jaccs Co., Ltd.	661,000	3,227,654	0.1%
	Jafco Co., Ltd.	218,500	8,835,305	0.3%
*	Japan Asia Investment Co., Ltd.	85,800	329,660	0.0%
	Japan Investment Adviser Co., Ltd.	9,800	395,951	0.0%
	Japan Securities Finance Co., Ltd.	489,200	2,538,849	0.1%
	Jimoto Holdings, Inc.	668,300	1,215,618	0.0%
	Juroku Bank, Ltd. (The)	2,085,000	6,588,534	0.2%
	kabu.com Securities Co., Ltd.	1,026,600	3,462,491	0.1%
	Kansai Urban Banking Corp.	149,200	1,788,124	0.1%
	Keiyo Bank, Ltd. (The)	1,576,000	6,843,147	0.2%
	Kita-Nippon Bank, Ltd. (The)	49,506	1,433,799	0.0%
	Kiyo Bank, Ltd. (The)	396,690	6,883,664	0.2%
#	Kosei Securities Co., Ltd. (The)	289,000	415,492	0.0%
#	Kyokuto Securities Co., Ltd.	135,600	1,946,138	0.1%
	Kyushu Financial Group, Inc.	240,420	1,523,430	0.0%
#*	M&A Capital Partners Co., Ltd.	39,400	1,816,474	0.1%
#	Marusan Securities Co., Ltd.	199,100	1,664,507	0.1%
#	Matsui Securities Co., Ltd.	532,400	4,353,157	0.1%
#	Michinoku Bank, Ltd. (The)	859,000	1,415,661	0.0%
	Mie Bank, Ltd. (The)	54,800	1,243,621	0.0%
#	Minato Bank, Ltd. (The)	108,400	2,054,608	0.1%
	Mito Securities Co., Ltd.	356,200	1,006,275	0.0%
	Miyazaki Bank, Ltd. (The)	967,000	3,186,773	0.1%
#	Monex Group, Inc.	1,258,800	3,338,643	0.1%
#	Money Partners Group Co., Ltd.	101,300	457,573	0.0%
	Musashino Bank, Ltd. (The)	206,000	6,342,794	0.2%
#	Nagano Bank, Ltd. (The)	52,599	932,346	0.0%
#	Nanto Bank, Ltd. (The)	121,600	3,470,947	0.1%
	Nishi-Nippon Financial Holdings, Inc.	715,700	7,462,018	0.2%
	North Pacific Bank, Ltd.	2,303,600	8,089,920	0.2%
#	OAK Capital Corp.	296,800	629,345	0.0%
	Ogaki Kyoritsu Bank, Ltd. (The)	2,036,000	5,893,182	0.2%
	Oita Bank, Ltd. (The)	1,014,900	3,915,097	0.1%
	Okasan Securities Group, Inc.	779,000	5,023,151	0.1%
	Pocket Card Co., Ltd.	115,100	767,009	0.0%

12

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Financials — (Continued)
	Ricoh Leasing Co., Ltd.	96,900	$3,393,448	0.1%
	San-In Godo Bank, Ltd. (The)	957,000	8,084,014	0.2%
#	Sawada Holdings Co., Ltd.	142,000	1,250,163	0.0%
	Senshu Ikeda Holdings, Inc.	1,424,200	6,024,933	0.2%
	Shiga Bank, Ltd. (The)	1,365,000	7,056,920	0.2%
	Shikoku Bank, Ltd. (The)	1,210,000	3,377,356	0.1%
	Shimane Bank, Ltd. (The)	17,700	206,907	0.0%
	Shimizu Bank, Ltd. (The)	49,000	1,592,325	0.0%
#*	Showa Holdings Co., Ltd.	93,300	125,735	0.0%
#	Sparx Group Co., Ltd.	623,300	1,202,076	0.0%
	Taiko Bank, Ltd. (The)	226,000	481,198	0.0%
	Tochigi Bank, Ltd. (The)	705,000	2,996,948	0.1%
	Toho Bank, Ltd. (The)	1,323,200	4,662,651	0.1%
	Tohoku Bank, Ltd. (The)	588,000	795,790	0.0%
	Tokai Tokyo Financial Holdings, Inc.	1,190,900	6,630,865	0.2%
	Tokyo TY Financial Group, Inc.	155,338	4,299,810	0.1%
	Tomato Bank, Ltd.	49,500	692,343	0.0%
	TOMONY Holdings, Inc.	913,950	4,464,044	0.1%
	Tottori Bank, Ltd. (The)	43,500	660,483	0.0%
	Towa Bank, Ltd. (The)	2,066,000	2,322,306	0.1%
	Toyo Securities Co., Ltd.	419,000	955,943	0.0%
	Tsukuba Bank, Ltd.	534,200	1,612,558	0.1%
	Yamagata Bank, Ltd. (The)	854,500	3,832,171	0.1%
	Yamanashi Chuo Bank, Ltd. (The)	976,000	4,129,403	0.1%
Total Financials			309,993,963	8.6%

Health Care — (4.7%)
	Advantage Risk Management Co., Ltd.	17,400	194,559	0.0%
	As One Corp.	86,768	4,060,057	0.1%
#	ASKA Pharmaceutical Co., Ltd.	131,300	1,971,955	0.1%
	Biofermin Pharmaceutical Co., Ltd.	16,600	448,926	0.0%
	BML, Inc.	136,600	2,658,084	0.1%
#	CMIC Holdings Co., Ltd.	74,700	1,028,530	0.0%
	Create Medic Co., Ltd.	29,500	256,128	0.0%
#	Daiken Medical Co., Ltd.	110,600	790,425	0.0%
	Daito Pharmaceutical Co., Ltd.	74,580	1,644,704	0.1%
	Dvx, Inc.	23,900	287,220	0.0%
#	Eiken Chemical Co., Ltd.	107,100	3,237,895	0.1%
	Elan Corp.	18,500	434,242	0.0%
	EM Systems Co., Ltd.	57,100	1,321,879	0.0%
	EPS Holdings, Inc.	213,000	3,340,824	0.1%
	Falco Holdings Co., Ltd.	46,700	635,239	0.0%
#	FINDEX, Inc.	110,100	910,108	0.0%
	Fuji Pharma Co., Ltd.	49,800	1,693,813	0.1%
	Fukuda Denshi Co., Ltd.	8,000	577,455	0.0%
	Fuso Pharmaceutical Industries, Ltd.	41,500	1,026,159	0.0%
#	Hogy Medical Co., Ltd.	74,900	4,993,141	0.1%
	Iwaki & Co., Ltd.	160,000	618,726	0.0%
	Japan Lifeline Co., Ltd.	117,800	4,982,615	0.1%
	Japan Medical Dynamic Marketing, Inc.	121,200	1,030,143	0.0%
	Jeol, Ltd.	531,000	2,783,602	0.1%
	JMS Co., Ltd.	167,000	482,969	0.0%

13

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Health Care — (Continued)
	Kawasumi Laboratories, Inc.	71,200	$431,516	0.0%
	Kissei Pharmaceutical Co., Ltd.	163,700	4,445,912	0.1%
	KYORIN Holdings, Inc.	281,400	6,251,941	0.2%
	Linical Co., Ltd.	80,000	1,272,564	0.0%
	Mani, Inc.	139,000	3,639,872	0.1%
#*	Medical Data Vision Co., Ltd.	49,200	1,203,449	0.0%
	Medius Holdings Co., Ltd.	7,500	213,329	0.0%
	Menicon Co., Ltd.	75,200	2,470,568	0.1%
	Mochida Pharmaceutical Co., Ltd.	78,399	5,658,680	0.2%
#	N Field Co., Ltd.	67,900	875,324	0.0%
	Nagaileben Co., Ltd.	51,200	1,191,098	0.0%
	Nakanishi, Inc.	117,700	4,773,799	0.1%
#	ND Software Co., Ltd.	5,200	52,716	0.0%
#	Nichi-iko Pharmaceutical Co., Ltd.	264,250	4,126,158	0.1%
	NichiiGakkan Co., Ltd.	254,700	2,530,587	0.1%
	Nihon Kohden Corp.	323,100	7,479,001	0.2%
	Nikkiso Co., Ltd.	391,100	3,767,190	0.1%
	Nippon Chemiphar Co., Ltd.	17,100	785,506	0.0%
	Nipro Corp.	767,500	10,017,420	0.3%
	Nissui Pharmaceutical Co., Ltd.	74,900	919,776	0.0%
#	Paramount Bed Holdings Co., Ltd.	114,200	4,995,000	0.2%
	Rion Co., Ltd.	49,400	762,217	0.0%
	Rohto Pharmaceutical Co., Ltd.	469,800	9,724,840	0.3%
	Sawai Pharmaceutical Co., Ltd.	193,300	10,856,169	0.3%
#	Seed Co., Ltd.	35,400	799,286	0.0%
*	Shin Nippon Biomedical Laboratories, Ltd.	92,900	587,163	0.0%
	Ship Healthcare Holdings, Inc.	279,700	8,713,224	0.3%
	Shofu, Inc.	41,000	487,896	0.0%
	Software Service, Inc.	18,000	781,248	0.0%
#*	Sosei Group Corp.	103,300	11,363,174	0.3%
	Taiko Pharmaceutical Co., Ltd.	58,800	1,158,868	0.0%
	Techno Medica Co., Ltd.	27,200	473,800	0.0%
#	Toho Holdings Co., Ltd.	321,000	6,331,473	0.2%
	Tokai Corp.	64,500	2,556,193	0.1%
	Torii Pharmaceutical Co., Ltd.	89,700	2,187,920	0.1%
	Towa Pharmaceutical Co., Ltd.	59,100	2,762,265	0.1%
	Tsukui Corp.	353,900	2,077,182	0.1%
	Tsumura & Co.	238,900	9,703,707	0.3%
	Uchiyama Holdings Co., Ltd.	24,200	98,648	0.0%
#	Vital KSK Holdings, Inc.	231,800	1,890,350	0.1%
	Wakamoto Pharmaceutical Co., Ltd.	107,000	270,663	0.0%
	WIN-Partners Co., Ltd.	84,300	971,514	0.0%
	ZERIA Pharmaceutical Co., Ltd.	157,499	2,919,310	0.1%
Total Health Care			185,987,914	5.1%

Industrials — (25.5%)
	NJS Co., Ltd.	32,900	402,064	0.0%
#	A&A Material Corp.	127,000	140,379	0.0%
	Abist Co., Ltd.	16,400	590,076	0.0%
	Advan Co., Ltd.	167,700	1,707,021	0.1%
	Advanex, Inc.	22,099	329,228	0.0%
	Aeon Delight Co., Ltd.	123,400	3,999,073	0.1%

14

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Aica Kogyo Co., Ltd.	314,300	$9,597,241	0.3%
	Aichi Corp.	207,900	1,447,845	0.0%
	Aida Engineering, Ltd.	344,200	3,303,491	0.1%
	AIT Corp.	45,100	417,446	0.0%
#	Ajis Co., Ltd.	27,100	514,375	0.0%
	Alinco, Inc.	76,800	764,975	0.0%
	Alps Logistics Co., Ltd.	98,600	629,920	0.0%
#	Altech Corp.	44,750	1,465,512	0.0%
	Anest Iwata Corp.	190,800	1,751,484	0.1%
#*	Arrk Corp.	466,800	487,186	0.0%
	Asahi Diamond Industrial Co., Ltd.	328,200	2,417,467	0.1%
#	Asahi Kogyosha Co., Ltd.	25,800	689,374	0.0%
	Asanuma Corp.	392,000	1,132,745	0.0%
#	Asukanet Co., Ltd.	61,900	1,013,230	0.0%
	Asunaro Aoki Construction Co., Ltd.	142,800	1,078,034	0.0%
	Bando Chemical Industries, Ltd.	232,200	2,304,567	0.1%
	Bell System24 Holdings, Inc.	202,400	2,078,993	0.1%
	Benefit One, Inc.	101,400	4,056,326	0.1%
	Br Holdings Corp.	113,300	384,536	0.0%
	Bunka Shutter Co., Ltd.	347,700	2,670,806	0.1%
	Canare Electric Co., Ltd.	10,000	219,201	0.0%
	Career Design Center Co., Ltd.	28,800	354,213	0.0%
	Central Glass Co., Ltd.	1,214,000	5,237,178	0.2%
#	Central Security Patrols Co., Ltd.	48,200	867,539	0.0%
	Chilled & Frozen Logistics Holdings Co., Ltd.	29,100	344,556	0.0%
#	Chiyoda Corp.	993,000	5,865,515	0.2%
	Chiyoda Integre Co., Ltd.	74,300	1,475,262	0.0%
	Chudenko Corp.	157,900	4,100,655	0.1%
	Chugai Ro Co., Ltd.	380,000	754,929	0.0%
	Chuo Warehouse Co., Ltd.	900	8,707	0.0%
	CKD Corp.	341,900	5,234,783	0.2%
	Comany, Inc.	3,700	50,045	0.0%
	Cosel Co., Ltd.	120,800	1,489,016	0.1%
	Creek & River Co., Ltd.	66,900	605,359	0.0%
	CTI Engineering Co., Ltd.	72,300	736,880	0.0%
	CTS Co., Ltd.	59,000	661,921	0.0%
	Dai-Dan Co., Ltd.	169,000	1,985,841	0.1%
	Daido Kogyo Co., Ltd.	220,000	604,108	0.0%
#	Daihatsu Diesel Manufacturing Co., Ltd.	86,000	518,937	0.0%
	Daihen Corp.	641,000	5,052,566	0.1%
	Daiho Corp.	536,000	2,551,372	0.1%
	Daiichi Jitsugyo Co., Ltd.	270,000	1,476,136	0.0%
	Daiki Axis Co., Ltd.	15,800	152,852	0.0%
#*	Daikokuya Holdings Co., Ltd.	347,500	281,531	0.0%
	Daiohs Corp.	1,200	13,570	0.0%
	Daiseki Co., Ltd.	216,263	4,811,767	0.1%
#	Daiseki Eco. Solution Co., Ltd.	35,459	413,388	0.0%
	Daisue Construction Co., Ltd.	43,500	397,179	0.0%
	Daiwa Industries, Ltd.	191,100	2,088,628	0.1%
*	Danto Holdings Corp.	65,000	86,097	0.0%
	Denyo Co., Ltd.	91,800	1,597,300	0.1%
#	DMG Mori Co., Ltd.	538,900	8,920,562	0.3%

15

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	DMW Corp.	4,800	$80,440	0.0%
	Duskin Co., Ltd.	224,100	5,769,314	0.2%
	Ebara Jitsugyo Co., Ltd.	39,300	520,885	0.0%
	EF-ON, Inc.	69,600	621,341	0.0%
	Eidai Co., Ltd.	131,000	593,433	0.0%
	en-japan, Inc.	144,300	3,760,078	0.1%
	Endo Lighting Corp.	64,300	655,745	0.0%
#*	Enshu, Ltd.	197,000	205,173	0.0%
°	Escrow Agent Japan Co., Ltd.	25,800	518,692	0.0%
	F&M Co., Ltd.	25,000	237,378	0.0%
#	Freund Corp.	64,400	816,077	0.0%
	Fudo Tetra Corp.	1,066,900	1,710,457	0.1%
#	Fuji Machine Manufacturing Co., Ltd.	119,900	1,734,302	0.1%
	Fujikura, Ltd.	1,390,000	11,693,413	0.3%
	Fujisash Co., Ltd.	505,600	450,058	0.0%
	Fujitec Co., Ltd.	436,800	5,728,455	0.2%
	Fukuda Corp.	79,000	3,758,393	0.1%
	Fukushima Industries Corp.	86,400	3,326,644	0.1%
#	Fukuyama Transporting Co., Ltd.	774,400	4,920,308	0.1%
	FULLCAST Holdings Co., Ltd.	124,600	1,442,202	0.0%
	Funai Soken Holdings, Inc.	161,760	4,124,350	0.1%
	Furukawa Co., Ltd.	1,923,000	3,353,871	0.1%
	Furukawa Electric Co., Ltd.	98,900	4,409,489	0.1%
	Furusato Industries, Ltd.	55,600	838,130	0.0%
	Futaba Corp.	211,300	3,713,159	0.1%
	Gecoss Corp.	104,400	1,249,496	0.0%
	Giken, Ltd.	70,800	1,894,936	0.1%
	Glory, Ltd.	268,900	8,831,616	0.3%
	GS Yuasa Corp.	2,130,000	9,296,750	0.3%
#	Hamakyorex Co., Ltd.	102,200	2,555,902	0.1%
	Hanwa Co., Ltd.	1,221,000	8,755,469	0.3%
	Hazama Ando Corp.	1,082,400	6,831,310	0.2%
	Helios Techno Holdings Co., Ltd.	85,000	584,094	0.0%
	Hibiya Engineering, Ltd.	122,100	2,089,519	0.1%
	Hirakawa Hewtech Corp.	61,600	805,621	0.0%
	Hirano Tecseed Co., Ltd.	42,400	519,949	0.0%
#	Hirata Corp.	36,100	3,750,656	0.1%
	Hisaka Works, Ltd.	135,700	1,180,226	0.0%
	Hitachi Transport System, Ltd.	247,200	5,829,192	0.2%
	Hitachi Zosen Corp.	991,379	4,895,226	0.1%
	Hito Communications, Inc.	45,300	816,160	0.0%
	Hokuetsu Industries Co., Ltd.	113,700	1,038,923	0.0%
#	Hokuriku Electrical Construction Co., Ltd.	37,700	311,115	0.0%
	Hosokawa Micron Corp.	44,000	1,923,102	0.1%
	Howa Machinery, Ltd.	78,700	546,371	0.0%
#	Ichiken Co., Ltd.	143,000	503,402	0.0%
	Ichinen Holdings Co., Ltd.	118,800	1,288,210	0.0%
	Idec Corp.	183,500	2,389,240	0.1%
	Ihara Science Corp.	6,900	112,652	0.0%
	Iino Kaiun Kaisha, Ltd.	567,500	2,440,083	0.1%
	Inaba Denki Sangyo Co., Ltd.	138,700	5,274,939	0.2%
	Inaba Seisakusho Co., Ltd.	51,100	659,057	0.0%

16

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Inabata & Co., Ltd.	296,300	$3,941,497	0.1%
	Interworks, Inc.	6,800	71,019	0.0%
	Inui Global Logistics Co., Ltd.	75,180	563,406	0.0%
	Iseki & Co., Ltd.	111,000	2,179,268	0.1%
#	Ishii Iron Works Co., Ltd.	11,000	160,939	0.0%
	Itoki Corp.	235,200	2,017,614	0.1%
	Iwaki Co., Ltd.	2,700	56,069	0.0%
	Iwasaki Electric Co., Ltd.	372,000	596,702	0.0%
	Iwatani Corp.	1,162,000	7,218,845	0.2%
	JAC Recruitment Co., Ltd.	93,100	1,407,259	0.0%
#	Jalux, Inc.	39,500	954,671	0.0%
#	Jamco Corp.	68,400	1,508,532	0.1%
	Japan Asia Group, Ltd.	93,500	354,899	0.0%
	Japan Foundation Engineering Co., Ltd.	147,400	475,219	0.0%
	Japan Pulp & Paper Co., Ltd.	593,000	2,241,479	0.1%
	Japan Steel Works, Ltd. (The)	398,400	6,261,807	0.2%
	Japan Transcity Corp.	242,000	980,954	0.0%
	JK Holdings Co., Ltd.	92,440	542,617	0.0%
	Juki Corp.	194,500	2,829,501	0.1%
	Kamei Corp.	148,700	2,026,107	0.1%
	Kanaden Corp.	112,500	1,163,899	0.0%
#	Kanagawa Chuo Kotsu Co., Ltd.	192,000	1,254,260	0.0%
	Kanamoto Co., Ltd.	171,600	5,716,116	0.2%
	Kandenko Co., Ltd.	626,000	6,588,378	0.2%
	Kanematsu Corp.	2,438,625	5,003,936	0.1%
	Katakura Industries Co., Ltd.	138,900	1,646,362	0.1%
	Kato Works Co., Ltd.	62,800	1,768,090	0.1%
	KAWADA TECHNOLOGIES, Inc.	53,700	3,586,728	0.1%
	Kawagishi Bridge Works Co., Ltd.	21,000	167,229	0.0%
	Kawasaki Kinkai Kisen Kaisha, Ltd.	96,000	258,631	0.0%
#*	Kawasaki Kisen Kaisha, Ltd.	2,758,000	6,644,638	0.2%
	Keihin Co., Ltd.	249,000	355,038	0.0%
	KFC, Ltd.	3,400	67,610	0.0%
*	KI Holdings Co., Ltd.	88,000	228,755	0.0%
	Kimura Chemical Plants Co., Ltd.	39,900	131,273	0.0%
	Kimura Unity Co., Ltd.	2,200	22,551	0.0%
	King Jim Co., Ltd.	56,700	486,725	0.0%
#*	Kinki Sharyo Co., Ltd. (The)	18,899	433,801	0.0%
	Kintetsu World Express, Inc.	191,200	3,385,558	0.1%
	Kitagawa Iron Works Co., Ltd.	51,400	1,080,213	0.0%
	Kitano Construction Corp.	259,000	754,132	0.0%
	Kito Corp.	116,900	1,200,922	0.0%
	Kitz Corp.	543,500	5,079,894	0.1%
	Kobelco Eco-Solutions Co., Ltd.	103,000	402,855	0.0%
	Koike Sanso Kogyo Co., Ltd.	145,000	374,892	0.0%
#	Kokusai Co., Ltd.	41,700	350,437	0.0%
	Kokuyo Co., Ltd.	525,125	7,174,357	0.2%
	KOMAIHALTEC, Inc.	25,700	501,023	0.0%
	Komatsu Wall Industry Co., Ltd.	40,000	729,607	0.0%
	Komori Corp.	348,700	4,494,741	0.1%
	Kondotec, Inc.	124,000	1,041,842	0.0%
	Konoike Transport Co., Ltd.	145,700	1,990,265	0.1%

17

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
#*	Kosaido Co., Ltd.	248,600	$806,079	0.0%
	KRS Corp.	38,100	876,919	0.0%
	Kumagai Gumi Co., Ltd.	2,175,000	7,003,782	0.2%
	Kuroda Electric Co., Ltd.	219,100	4,302,060	0.1%
	Kyodo Printing Co., Ltd.	506,000	1,722,020	0.1%
	Kyokuto Boeki Kaisha, Ltd.	125,000	299,539	0.0%
	Kyokuto Kaihatsu Kogyo Co., Ltd.	185,700	2,992,943	0.1%
	Kyoritsu Printing Co., Ltd.	132,600	398,950	0.0%
	Kyowa Exeo Corp.	481,800	8,123,572	0.2%
	Kyudenko Corp.	241,300	8,649,396	0.2%
	Like Co., Ltd.	25,500	722,905	0.0%
#	Link And Motivation, Inc.	251,400	1,806,154	0.1%
	Lonseal Corp.	13,900	331,544	0.0%
#	Luckland Co., Ltd.	14,800	272,184	0.0%
	Maeda Corp.	821,000	9,059,800	0.3%
	Maeda Kosen Co., Ltd.	115,000	1,740,623	0.1%
	Maeda Road Construction Co., Ltd.	387,000	7,726,421	0.2%
	Maezawa Industries, Inc.	35,700	103,449	0.0%
	Maezawa Kasei Industries Co., Ltd.	55,100	616,469	0.0%
	Maezawa Kyuso Industries Co., Ltd.	50,900	694,193	0.0%
	Makino Milling Machine Co., Ltd.	655,000	5,442,035	0.2%
#	Marubeni Construction Material Lease Co., Ltd.	75,000	145,584	0.0%
	Marufuji Sheet Piling Co., Ltd.	58,000	137,795	0.0%
	Maruka Machinery Co., Ltd.	32,200	537,201	0.0%
#	Maruwa Unyu Kikan Co., Ltd.	34,300	1,281,236	0.0%
	Maruyama Manufacturing Co., Inc.	23,000	361,376	0.0%
	Maruzen Co., Ltd.	46,000	603,885	0.0%
	Maruzen Showa Unyu Co., Ltd.	315,000	1,322,578	0.0%
	Matsuda Sangyo Co., Ltd.	85,882	1,134,452	0.0%
	Matsui Construction Co., Ltd.	135,300	1,076,469	0.0%
	Max Co., Ltd.	191,000	2,758,771	0.1%
	Meidensha Corp.	1,198,050	4,119,912	0.1%
	Meiji Electric Industries Co., Ltd.	16,000	192,255	0.0%
	Meiji Shipping Co., Ltd.	111,000	418,693	0.0%
	Meisei Industrial Co., Ltd.	251,000	1,524,244	0.1%
	Meitec Corp.	181,300	7,732,645	0.2%
#	Meiwa Corp.	158,000	628,206	0.0%
	Mesco, Inc.	22,000	241,350	0.0%
	METAWATER Co., Ltd.	79,600	2,182,953	0.1%
#	Mie Kotsu Group Holdings, Inc.	249,200	869,809	0.0%
	Mirait Holdings Corp.	374,085	4,207,639	0.1%
	Mitani Corp.	68,200	2,574,806	0.1%
	Mitsubishi Kakoki Kaisha, Ltd.	320,000	715,792	0.0%
#	Mitsubishi Nichiyu Forklift Co., Ltd.	194,000	1,348,979	0.0%
	Mitsubishi Pencil Co., Ltd.	200,600	5,661,662	0.2%
	Mitsuboshi Belting, Ltd.	328,000	3,641,739	0.1%
	Mitsui Engineering & Shipbuilding Co., Ltd.	5,109,000	7,320,461	0.2%
	Mitsui Matsushima Co., Ltd.	84,700	1,052,149	0.0%
	Mitsui-Soko Holdings Co., Ltd.	626,000	1,712,485	0.1%
#	Mitsumura Printing Co., Ltd.	93,000	211,053	0.0%
#	Miyaji Engineering Group, Inc.	332,175	710,180	0.0%
	Morita Holdings Corp.	227,700	3,577,255	0.1%

18

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
#	NAC Co., Ltd.	61,700	$550,083	0.0%
#	Nachi-Fujikoshi Corp.	1,045,000	5,960,364	0.2%
	Nagase & Co., Ltd.	503,500	7,681,692	0.2%
	Naigai Trans Line, Ltd.	18,500	210,967	0.0%
	Nakabayashi Co., Ltd.	211,000	597,292	0.0%
	Nakamoto Packs Co., Ltd.	1,900	51,058	0.0%
	Nakano Corp.	74,300	407,843	0.0%
	Namura Shipbuilding Co., Ltd.	314,028	1,856,806	0.1%
	Narasaki Sangyo Co., Ltd.	109,000	284,689	0.0%
	NDS Co., Ltd.	25,200	692,076	0.0%
#	NEC Capital Solutions, Ltd.	51,900	854,687	0.0%
	Nichias Corp.	587,000	6,790,267	0.2%
	Nichiban Co., Ltd.	141,000	1,198,108	0.0%
	Nichiden Corp.	27,400	955,056	0.0%
	Nichiha Corp.	178,680	6,305,114	0.2%
	Nichireki Co., Ltd.	151,800	1,795,942	0.1%
	Nihon Dengi Co., Ltd.	20,400	492,773	0.0%
	Nihon Flush Co., Ltd.	36,800	498,876	0.0%
#	Nihon Trim Co., Ltd.	30,700	1,253,002	0.0%
	Nikkato Corp.	700	3,750	0.0%
	Nikko Co., Ltd.	36,700	728,537	0.0%
	Nikkon Holdings Co., Ltd.	356,800	8,274,808	0.2%
	Nippi, Inc.	33,000	230,606	0.0%
	Nippo Corp.	227,000	4,568,492	0.1%
	Nippon Air Conditioning Services Co., Ltd.	87,100	523,649	0.0%
	Nippon Aqua Co., Ltd.	68,200	338,549	0.0%
#	Nippon Carbon Co., Ltd.	66,500	2,068,296	0.1%
	Nippon Concept Corp.	13,200	154,023	0.0%
	Nippon Densetsu Kogyo Co., Ltd.	227,300	4,682,262	0.1%
	Nippon Dry-Chemical Co., Ltd.	300	6,367	0.0%
	Nippon Filcon Co., Ltd.	70,900	386,863	0.0%
	Nippon Hume Corp.	129,400	787,418	0.0%
	Nippon Kanzai Co., Ltd.	101,100	1,791,203	0.1%
#	Nippon Koei Co., Ltd.	86,600	2,461,705	0.1%
#	Nippon Parking Development Co., Ltd.	1,224,400	1,778,914	0.1%
	Nippon Rietec Co., Ltd.	8,300	92,444	0.0%
	Nippon Road Co., Ltd. (The)	437,000	2,304,298	0.1%
#	Nippon Seisen Co., Ltd.	100,000	633,742	0.0%
#*	Nippon Sharyo, Ltd.	422,000	1,079,037	0.0%
#*	Nippon Sheet Glass Co., Ltd.	620,800	5,146,342	0.2%
	Nippon Steel & Sumikin Bussan Corp.	95,560	4,590,023	0.1%
	Nippon Thompson Co., Ltd.	410,000	2,175,542	0.1%
#	Nippon Tungsten Co., Ltd.	62,000	115,358	0.0%
	Nishi-Nippon Railroad Co., Ltd.	1,942,000	8,746,817	0.3%
	Nishimatsu Construction Co., Ltd.	1,794,000	9,527,259	0.3%
	Nishio Rent All Co., Ltd.	96,100	3,071,541	0.1%
#	Nissei ASB Machine Co., Ltd.	52,300	1,822,076	0.1%
	Nissei Corp.	37,900	342,118	0.0%
	Nissei Plastic Industrial Co., Ltd.	184,500	1,750,371	0.1%
	Nisshinbo Holdings, Inc.	870,500	8,857,208	0.3%
	Nissin Corp.	435,000	2,109,695	0.1%
	Nissin Electric Co., Ltd.	388,100	4,124,077	0.1%

19

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Nitta Corp.	105,000	$3,275,623	0.1%
	Nitto Boseki Co., Ltd.	934,000	4,497,407	0.1%
	Nitto Kogyo Corp.	166,300	2,631,086	0.1%
	Nitto Kohki Co., Ltd.	68,500	1,573,279	0.1%
	Nitto Seiko Co., Ltd.	157,400	647,446	0.0%
	Nittoc Construction Co., Ltd.	173,600	892,518	0.0%
	Nittoku Engineering Co., Ltd.	81,900	2,275,677	0.1%
	Noda Corp.	153,600	1,383,089	0.0%
	Nomura Co., Ltd.	220,200	5,028,948	0.1%
	Noritake Co., Ltd.	69,200	2,370,444	0.1%
#	Noritz Corp.	172,400	3,427,200	0.1%
#	NS Tool Co., Ltd.	25,600	427,405	0.0%
	NS United Kaiun Kaisha, Ltd.	656,000	1,324,270	0.0%
	NTN Corp.	821,000	3,820,420	0.1%
	Obara Group, Inc.	79,200	4,324,460	0.1%
#	Odelic Co., Ltd.	21,400	893,184	0.0%
	Ohba Co., Ltd.	51,000	233,762	0.0%
	Ohmoto Gumi Co., Ltd.	11,000	88,144	0.0%
	Oiles Corp.	151,350	2,681,194	0.1%
	Okabe Co., Ltd.	242,100	2,233,175	0.1%
	Okada Aiyon Corp.	22,000	257,351	0.0%
#	Okamoto Machine Tool Works, Ltd.	254,000	555,180	0.0%
	Okamura Corp.	398,100	3,785,648	0.1%
#	OKK Corp.	425,000	481,724	0.0%
	OKUMA Corp.	849,000	8,123,501	0.2%
	Okumura Corp.	999,400	6,735,390	0.2%
#	Onoken Co., Ltd.	100,300	1,554,801	0.1%
	Organo Corp.	228,000	1,119,687	0.0%
	Origin Electric Co., Ltd.	173,000	477,824	0.0%
#	OSG Corp.	452,700	9,243,089	0.3%
	OSJB Holdings Corp.	840,700	2,196,272	0.1%
#	Outsourcing, Inc.	90,800	4,432,340	0.1%
	Oyo Corp.	119,300	1,678,773	0.1%
#	Paraca, Inc.	18,600	340,532	0.0%
	Parker Corp.	12,000	60,149	0.0%
#	Pasco Corp.	137,000	445,257	0.0%
#	Pasona Group, Inc.	126,800	1,171,591	0.0%
	Pegasus Sewing Machine Manufacturing Co., Ltd.	126,500	814,492	0.0%
	Penta-Ocean Construction Co., Ltd.	1,890,000	10,771,324	0.3%
	Pilot Corp.	188,800	8,040,850	0.2%
	Prestige International, Inc.	289,800	3,131,103	0.1%
	Pronexus, Inc.	126,400	1,476,314	0.0%
#	PS Mitsubishi Construction Co., Ltd.	165,800	727,826	0.0%
	Punch Industry Co., Ltd.	35,700	386,168	0.0%
	Quick Co., Ltd.	54,200	726,497	0.0%
	Raito Kogyo Co., Ltd.	313,100	3,316,205	0.1%
	Rasa Corp.	20,200	176,670	0.0%
	Relia, Inc.	285,100	3,105,072	0.1%
	Rheon Automatic Machinery Co., Ltd.	110,500	1,238,120	0.0%
	Rix Corp.	1,700	28,366	0.0%
	Ryobi, Ltd.	820,200	3,345,889	0.1%
	Sakai Heavy Industries, Ltd.	237,000	667,664	0.0%

20

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Sakai Moving Service Co., Ltd.	65,000	$2,514,691	0.1%
*	Sanix, Inc.	87,400	170,693	0.0%
	Sanki Engineering Co., Ltd.	297,600	3,347,175	0.1%
#	Sanko Metal Industrial Co., Ltd.	13,600	402,135	0.0%
#	Sankyo Tateyama, Inc.	166,200	2,539,685	0.1%
	Sankyu, Inc.	1,540,000	10,075,002	0.3%
#	Sanoyas Holdings Corp.	141,400	321,791	0.0%
	Sansei Technologies, Inc.	33,900	267,542	0.0%
	Sanwa Holdings Corp.	923,800	9,756,170	0.3%
	Sanyo Denki Co., Ltd.	284,000	2,918,510	0.1%
#	Sanyo Engineering & Construction, Inc.	48,000	310,254	0.0%
	Sanyo Industries, Ltd.	99,000	192,964	0.0%
	Sanyo Trading Co., Ltd.	48,900	1,143,691	0.0%
	Sata Construction Co., Ltd.	85,399	330,872	0.0%
	Sato Holdings Corp.	158,700	3,983,736	0.1%
	Sato Shoji Corp.	66,800	530,634	0.0%
	Sawafuji Electric Co., Ltd.	27,000	138,973	0.0%
	SBS Holdings, Inc.	114,100	907,032	0.0%
#	Secom Joshinetsu Co., Ltd.	32,900	1,025,329	0.0%
	Seibu Electric Industry Co., Ltd.	20,500	426,749	0.0%
	Seika Corp.	313,000	1,110,520	0.0%
	Seikitokyu Kogyo Co., Ltd.	199,000	1,034,304	0.0%
	Seino Holdings Co., Ltd.	258,600	3,447,508	0.1%
	Sekisui Jushi Corp.	180,900	3,325,720	0.1%
	Senko Group Holdings Co., Ltd.	635,400	4,137,516	0.1%
	Senshu Electric Co., Ltd.	36,600	694,975	0.0%
	Shibusawa Warehouse Co., Ltd. (The)	267,000	862,438	0.0%
	Shibuya Corp.	108,000	3,258,357	0.1%
#	Shima Seiki Manufacturing, Ltd.	161,400	7,534,169	0.2%
	Shin Nippon Air Technologies Co., Ltd.	86,280	1,218,182	0.0%
#	Shin-Keisei Electric Railway Co., Ltd.	181,000	674,742	0.0%
	Shinmaywa Industries, Ltd.	550,000	4,649,303	0.1%
	Shinnihon Corp.	186,700	1,519,905	0.1%
	Shinsho Corp.	35,500	816,649	0.0%
	Shinwa Co., Ltd.	40,300	771,219	0.0%
*	Shoko Co., Ltd.	212,000	184,962	0.0%
	Showa Aircraft Industry Co., Ltd.	18,437	193,658	0.0%
#	SIGMAXYZ, Inc.	56,700	478,189	0.0%
	Sinfonia Technology Co., Ltd.	806,000	3,332,145	0.1%
	Sinko Industries, Ltd.	119,600	1,920,089	0.1%
	Sintokogio, Ltd.	275,100	2,863,583	0.1%
	Soda Nikka Co., Ltd.	94,000	440,265	0.0%
#	Sodick Co., Ltd.	292,200	3,406,655	0.1%
	Space Co., Ltd.	71,520	945,176	0.0%
	Srg Takamiya Co., Ltd.	121,100	610,166	0.0%
	Star Micronics Co., Ltd.	196,000	3,185,035	0.1%
#	Subaru Enterprise Co., Ltd.	58,000	315,225	0.0%
	Sugimoto & Co., Ltd.	36,500	503,443	0.0%
	Sumitomo Densetsu Co., Ltd.	104,400	1,512,115	0.1%
	Sumitomo Mitsui Construction Co., Ltd.	5,477,700	5,859,613	0.2%
	Sumitomo Precision Products Co., Ltd.	189,000	591,486	0.0%
	Sumitomo Warehouse Co., Ltd. (The)	819,000	5,204,213	0.2%

21

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
*	SWCC Showa Holdings Co., Ltd.	1,562,000	$1,154,912	0.0%
	Tadano, Ltd.	591,700	7,169,033	0.2%
	Taihei Dengyo Kaisha, Ltd.	207,000	2,391,648	0.1%
#	Taiheiyo Kouhatsu, Inc.	407,000	355,226	0.0%
	Taikisha, Ltd.	147,000	3,884,640	0.1%
	Takamatsu Construction Group Co., Ltd.	80,000	1,949,458	0.1%
	Takamatsu Machinery Co., Ltd.	1,600	12,815	0.0%
#	Takano Co., Ltd.	52,300	530,272	0.0%
	Takaoka Toko Co., Ltd.	63,320	919,568	0.0%
#	Takara Printing Co., Ltd.	52,755	761,306	0.0%
	Takara Standard Co., Ltd.	253,500	4,149,264	0.1%
	Takasago Thermal Engineering Co., Ltd.	355,200	5,787,643	0.2%
	Takashima & Co., Ltd.	225,000	417,008	0.0%
	Takeei Corp.	138,100	1,332,791	0.0%
	Takeuchi Manufacturing Co., Ltd.	222,800	4,117,055	0.1%
	Takigami Steel Construction Co., Ltd. (The)	53,000	225,592	0.0%
	Takisawa Machine Tool Co., Ltd.	368,000	581,010	0.0%
	Takuma Co., Ltd.	438,000	4,409,348	0.1%
#	Tanseisha Co., Ltd.	219,949	2,344,622	0.1%
	Tatsuta Electric Wire and Cable Co., Ltd.	257,400	1,565,423	0.1%
	TECHNO ASSOCIE Co., Ltd.	56,800	576,467	0.0%
	Techno Ryowa, Ltd.	69,390	488,741	0.0%
	TechnoPro Holdings, Inc.	167,600	6,746,190	0.2%
	Teikoku Electric Manufacturing Co., Ltd.	108,800	1,116,586	0.0%
	Teikoku Sen-I Co., Ltd.	115,900	1,929,985	0.1%
#	Tekken Corp.	669,000	1,992,495	0.1%
	Teraoka Seisakusho Co., Ltd.	53,600	193,762	0.0%
	Terasaki Electric Co., Ltd.	9,300	102,371	0.0%
#*	Toa Corp.	110,300	1,743,454	0.1%
	TOA ROAD Corp.	266,000	1,114,848	0.0%
	Tobishima Corp.	1,186,500	1,778,963	0.1%
	Tocalo Co., Ltd.	91,900	3,030,637	0.1%
	Toda Corp.	1,230,000	7,682,845	0.2%
	Toenec Corp.	246,000	1,529,286	0.1%
	Togami Electric Manufacturing Co., Ltd.	49,000	211,802	0.0%
#	TOKAI Holdings Corp.	528,400	3,948,783	0.1%
	Tokai Lease Co., Ltd.	162,000	302,675	0.0%
	Tokyo Energy & Systems, Inc.	139,000	1,250,943	0.0%
#	Tokyo Keiki, Inc.	405,000	1,007,055	0.0%
#*	Tokyo Kikai Seisakusho, Ltd.	17,000	11,086	0.0%
	Tokyo Sangyo Co., Ltd.	83,900	331,242	0.0%
	Tokyu Construction Co., Ltd.	468,900	3,843,344	0.1%
	Toli Corp.	283,000	942,471	0.0%
	Tomoe Corp.	156,100	496,370	0.0%
#	Tomoe Engineering Co., Ltd.	42,600	682,743	0.0%
	Tonami Holdings Co., Ltd.	338,000	1,265,641	0.0%
	Toppan Forms Co., Ltd.	298,500	3,089,754	0.1%
#	Torishima Pump Manufacturing Co., Ltd.	117,100	1,186,279	0.0%
#	Toshiba Machine Co., Ltd.	698,000	3,140,981	0.1%
	Toshiba Plant Systems & Services Corp.	262,650	4,149,713	0.1%
#	Tosho Printing Co., Ltd.	236,000	1,069,052	0.0%
	Totech Corp.	17,300	298,759	0.0%

22

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Totetsu Kogyo Co., Ltd.	168,700	$5,166,173	0.2%
	Totoku Electric Co., Ltd.	2,300	41,926	0.0%
	Toyo Construction Co., Ltd.	431,200	1,702,090	0.1%
#	Toyo Denki Seizo K.K.	45,500	675,408	0.0%
#	Toyo Engineering Corp.	944,400	2,331,826	0.1%
	Toyo Machinery & Metal Co., Ltd.	100,900	676,609	0.0%
	Toyo Tanso Co., Ltd.	68,800	1,192,663	0.0%
#	Toyo Wharf & Warehouse Co., Ltd.	340,000	553,926	0.0%
	Trancom Co., Ltd.	43,300	2,116,012	0.1%
	Trinity Industrial Corp.	22,000	157,721	0.0%
	Trusco Nakayama Corp.	335,300	8,013,595	0.2%
	Trust Tech, Inc.	50,000	972,815	0.0%
#	Tsubaki Nakashima Co., Ltd.	94,700	1,836,941	0.1%
	Tsubakimoto Chain Co.	864,700	7,488,302	0.2%
	Tsubakimoto Kogyo Co., Ltd.	117,000	456,125	0.0%
#*	Tsudakoma Corp.	294,000	476,966	0.0%
	Tsugami Corp.	395,000	2,842,946	0.1%
	Tsukishima Kikai Co., Ltd.	171,300	1,959,745	0.1%
	Tsurumi Manufacturing Co., Ltd.	106,000	1,762,223	0.1%
	TTK Co., Ltd.	62,000	286,642	0.0%
	Uchida Yoko Co., Ltd.	59,400	1,487,077	0.1%
	Ueki Corp.	348,000	846,138	0.0%
	Union Tool Co.	56,400	1,581,385	0.1%
	Ushio, Inc.	655,900	8,278,650	0.2%
*	UT Group Co., Ltd.	189,500	3,042,518	0.1%
	Utoc Corp.	98,700	413,419	0.0%
#	Wakachiku Construction Co., Ltd.	1,052,000	1,528,549	0.1%
	Wakita & Co., Ltd.	246,200	2,861,176	0.1%
	WDB Holdings Co., Ltd.	51,300	1,049,029	0.0%
	Weathernews, Inc.	38,500	1,287,627	0.0%
	Will Group, Inc.	45,800	389,547	0.0%
	World Holdings Co., Ltd.	43,300	1,011,763	0.0%
	Yahagi Construction Co., Ltd.	159,400	1,302,740	0.0%
	YAMABIKO Corp.	216,428	2,342,735	0.1%
	YAMADA Consulting Group Co., Ltd.	6,200	415,953	0.0%
#	Yamashin-Filter Corp.	30,300	591,986	0.0%
	Yamashina Corp.	276,000	179,266	0.0%
	Yamato Corp.	87,800	512,572	0.0%
	Yamaura Corp.	26,900	229,570	0.0%
	Yamazen Corp.	345,700	3,516,240	0.1%
	Yasuda Logistics Corp.	94,300	617,181	0.0%
	Yokogawa Bridge Holdings Corp.	214,100	2,968,517	0.1%
	Yondenko Corp.	131,800	602,084	0.0%
	Yuasa Trading Co., Ltd.	108,500	3,299,875	0.1%
	Yuken Kogyo Co., Ltd.	201,000	406,365	0.0%
#	Yumeshin Holdings Co., Ltd.	267,000	1,776,161	0.1%
	Yurtec Corp.	249,000	1,702,027	0.1%
	Yusen Logistics Co., Ltd.	109,500	1,013,377	0.0%
#	Yushin Precision Equipment Co., Ltd.	3,400	83,952	0.0%
	Zaoh Co., Ltd.	2,000	25,904	0.0%
#	Zenitaka Corp. (The)	133,000	512,534	0.0%

23

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Zuiko Corp.	22,500	$788,875	0.0%
Total Industrials			1,014,798,844	28.1%

Information Technology — (12.9%)
#	A&D Co., Ltd.	113,900	458,806	0.0%
#*	Access Co., Ltd.	213,000	1,652,908	0.1%
#	Ad-sol Nissin Corp.	19,400	206,201	0.0%
#	Adtec Plasma Technology Co., Ltd.	29,900	521,502	0.0%
	AGS Corp.	1,200	17,151	0.0%
#	Ai Holdings Corp.	247,200	6,657,858	0.2%
	Aichi Tokei Denki Co., Ltd.	18,700	631,629	0.0%
	Aiphone Co., Ltd.	71,900	1,262,465	0.0%
*	Akatsuki, Inc.	18,000	1,408,949	0.0%
	Alpha Systems, Inc.	36,360	742,938	0.0%
	Amano Corp.	377,600	7,881,083	0.2%
	Anritsu Corp.	873,500	7,892,418	0.2%
	AOI Electronic Co., Ltd.	26,900	1,006,478	0.0%
*	Apic Yamada Corp.	5,600	23,790	0.0%
	Argo Graphics, Inc.	49,400	1,139,141	0.0%
	Arisawa Manufacturing Co., Ltd.	200,900	1,546,542	0.1%
#	ArtSpark Holdings, Inc.	36,200	463,586	0.0%
	Asahi Net, Inc.	96,900	443,247	0.0%
	Ateam, Inc.	68,700	1,822,466	0.1%
	Aval Data Corp.	14,500	206,760	0.0%
	Axell Corp.	44,900	314,656	0.0%
	Azbil Corp.	160,000	6,091,149	0.2%
*	Bengo4.com, Inc.	15,200	193,849	0.0%
#	Broadband Tower, Inc.	253,500	571,173	0.0%
	Broadleaf Co., Ltd.	283,700	1,751,157	0.1%
	CAC Holdings Corp.	81,800	765,686	0.0%
	Canon Electronics, Inc.	133,800	2,741,471	0.1%
#	Capcom Co., Ltd.	294,600	6,992,364	0.2%
	CDS Co., Ltd.	3,900	45,827	0.0%
	Chino Corp.	37,100	411,188	0.0%
	Citizen Watch Co., Ltd.	1,594,400	11,218,770	0.3%
	CMK Corp.	284,400	2,363,871	0.1%
#	COLOPL, Inc.	298,600	3,028,497	0.1%
	Computer Engineering & Consulting, Ltd.	80,000	1,539,624	0.1%
	Computer Institute of Japan, Ltd.	70,300	355,439	0.0%
	Comture Corp.	20,100	870,303	0.0%
	CONEXIO Corp.	114,700	1,974,926	0.1%
#	COOKPAD, Inc.	287,400	2,333,152	0.1%
	Core Corp.	34,500	460,565	0.0%
	Cresco, Ltd.	30,700	1,018,202	0.0%
#	CROOZ, Inc.	45,600	1,093,456	0.0%
	Cube System, Inc.	36,700	286,337	0.0%
#	Cybernet Systems Co., Ltd.	48,200	305,463	0.0%
	Cybozu, Inc.	71,600	322,559	0.0%
	Dai-ichi Seiko Co., Ltd.	55,600	1,078,159	0.0%
	Daishinku Corp.	40,999	615,815	0.0%
	Daitron Co., Ltd.	40,900	466,144	0.0%
	Daiwabo Holdings Co., Ltd.	1,186,000	4,133,121	0.1%

24

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
	Denki Kogyo Co., Ltd.	322,000	$1,657,739	0.1%
	Densan System Co., Ltd.	16,300	253,386	0.0%
	Designone Japan, Inc.	22,500	299,074	0.0%
*	Dexerials Corp.	284,800	2,789,799	0.1%
	Digital Arts, Inc.	63,200	2,210,263	0.1%
#	Dip Corp.	182,000	3,702,390	0.1%
	DKK-Toa Corp.	42,300	266,311	0.0%
*	Drecom Co., Ltd.	64,300	1,241,245	0.0%
	DTS Corp.	128,500	3,947,783	0.1%
#	E-Guardian, Inc.	49,000	950,608	0.0%
	Eizo Corp.	108,300	4,266,274	0.1%
	Elecom Co., Ltd.	102,900	2,086,663	0.1%
	Elematec Corp.	52,271	851,060	0.0%
#*	Enigmo, Inc.	73,800	1,071,999	0.0%
	Enplas Corp.	59,300	1,829,721	0.1%
	ESPEC Corp.	120,500	1,845,238	0.1%
	Excel Co., Ltd.	49,300	642,724	0.0%
	F@N Communications, Inc.	297,800	2,635,852	0.1%
#	Faith, Inc.	27,910	307,312	0.0%
#*	FDK Corp.	552,000	659,535	0.0%
	Fenwal Controls of Japan, Ltd.	1,000	13,330	0.0%
	Ferrotec Holdings Corp.	191,600	2,485,041	0.1%
#*	FFRI, Inc.	20,400	961,006	0.0%
	FIRSTLOGIC, Inc.	3,200	73,364	0.0%
	Fixstars Corp.	22,600	803,077	0.0%
#*	Flight Holdings, Inc.	50,900	460,651	0.0%
	Forval Corp.	4,700	33,631	0.0%
#	FTGroup Co., Ltd.	74,000	623,759	0.0%
#*	FueTrek Co., Ltd.	38,100	337,335	0.0%
	Fuji Soft, Inc.	128,300	3,633,226	0.1%
	Fujitsu Frontech, Ltd.	75,300	1,199,910	0.0%
#	Fukui Computer Holdings, Inc.	43,600	1,464,506	0.1%
#*	Full Speed, Inc.	34,700	315,933	0.0%
	Furuno Electric Co., Ltd.	139,600	830,421	0.0%
	Furuya Metal Co., Ltd.	12,400	283,526	0.0%
	Future Corp.	137,100	1,074,577	0.0%
#*	G Three Holdings Corp.	195,200	329,979	0.0%
	GL Sciences, Inc.	15,600	179,574	0.0%
#	GMO Cloud K.K.	26,100	868,776	0.0%
#	GMO internet, Inc.	432,400	5,629,607	0.2%
#	GMO Payment Gateway, Inc.	98,500	5,459,302	0.2%
	Gree, Inc.	672,200	5,875,310	0.2%
#	GungHo Online Entertainment, Inc.	146,300	376,755	0.0%
#*	Gunosy, Inc.	57,300	1,188,275	0.0%
	Gurunavi, Inc.	172,800	2,809,565	0.1%
	Hagiwara Electric Co., Ltd.	26,800	525,469	0.0%
	Hakuto Co., Ltd.	90,500	1,145,881	0.0%
#	Hearts United Group Co., Ltd.	84,800	1,294,015	0.0%
	Hibino Corp.	22,500	465,588	0.0%
	Hioki EE Corp.	58,200	1,148,644	0.0%
	Hitachi Kokusai Electric, Inc.	332,500	7,764,938	0.2%
	Hitachi Maxell, Ltd.	203,100	4,164,002	0.1%

25

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
	Hochiki Corp.	140,000	$2,240,461	0.1%
#	Hokuriku Electric Industry Co., Ltd.	482,000	588,506	0.0%
	Honda Tsushin Kogyo Co., Ltd.	40,000	562,311	0.0%
	Horiba, Ltd.	153,050	9,335,984	0.3%
	Hosiden Corp.	362,000	4,161,085	0.1%
	I-Net Corp.	62,390	736,067	0.0%
	I-O Data Device, Inc.	42,300	458,466	0.0%
	Ibiden Co., Ltd.	428,378	7,408,638	0.2%
	Icom, Inc.	60,800	1,363,283	0.0%
#*	IGNIS, Ltd.	12,200	498,329	0.0%
#	Ikegami Tsushinki Co., Ltd.	339,000	465,293	0.0%
	Ines Corp.	183,900	1,842,633	0.1%
#	Infocom Corp.	80,400	1,543,874	0.1%
	Infomart Corp.	524,700	3,992,378	0.1%
	Information Development Co.	37,200	469,833	0.0%
	Information Services International-Dentsu, Ltd.	75,900	1,780,312	0.1%
	Innotech Corp.	105,000	622,885	0.0%
	Intelligent Wave, Inc.	48,900	300,950	0.0%
#	Inter Action Corp.	57,600	395,984	0.0%
	Internet Initiative Japan, Inc.	192,400	3,497,365	0.1%
	Iriso Electronics Co., Ltd.	55,300	4,459,860	0.1%
#	Istyle, Inc.	194,400	1,540,450	0.1%
#*	ITbook Co., Ltd.	78,800	437,933	0.0%
	Itfor, Inc.	151,700	836,514	0.0%
#	ITmedia, Inc.	4,600	27,384	0.0%
*	Itokuro, Inc.	18,200	718,616	0.0%
	Iwatsu Electric Co., Ltd.	572,000	412,748	0.0%
	Japan Aviation Electronics Industry, Ltd.	298,000	4,135,095	0.1%
	Japan Cash Machine Co., Ltd.	18,800	195,848	0.0%
#*	Japan Display, Inc.	2,144,300	4,066,803	0.1%
#	Japan Material Co., Ltd.	125,700	2,350,987	0.1%
	Japan Radio Co., Ltd.	71,000	912,482	0.0%
	Jastec Co., Ltd.	66,500	732,367	0.0%
#	JBCC Holdings, Inc.	87,500	649,310	0.0%
#*	JIG-SAW, Inc.	14,400	813,282	0.0%
	Justsystems Corp.	206,000	3,064,336	0.1%
	Kaga Electronics Co., Ltd.	110,100	2,260,118	0.1%
	Kanematsu Electronics, Ltd.	74,100	2,279,569	0.1%
#*	KLab, Inc.	206,200	3,261,362	0.1%
	Koa Corp.	195,900	3,637,677	0.1%
	Kyoden Co., Ltd.	91,700	277,247	0.0%
	Kyosan Electric Manufacturing Co., Ltd.	279,000	1,463,634	0.1%
	Kyowa Electronics Instruments Co., Ltd.	135,100	551,374	0.0%
#	LAC Co., Ltd.	93,800	1,233,856	0.0%
#	Lasertec Corp.	242,000	3,370,813	0.1%
#*	Livesense, Inc.	17,200	106,115	0.0%
	m-up, Inc.	28,300	486,032	0.0%
	Macnica Fuji Electronics Holdings, Inc.	203,150	2,976,350	0.1%
	Mamezou Holdings Co., Ltd.	85,300	765,059	0.0%
	MarkLines Co., Ltd.	15,400	123,719	0.0%
	Marubun Corp.	95,700	670,904	0.0%
	Maruwa Co., Ltd.	56,800	2,350,745	0.1%

26

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
#	Marvelous, Inc.	196,300	$1,937,893	0.1%
	MCJ Co., Ltd.	212,000	2,237,820	0.1%
#	Media Do Co., Ltd.	35,500	874,428	0.0%
#	Megachips Corp.	1,700	42,029	0.0%
	Meiko Electronics Co., Ltd.	121,800	1,558,743	0.1%
	Melco Holdings, Inc.	75,500	2,151,979	0.1%
#	Micronics Japan Co., Ltd.	206,600	2,044,407	0.1%
#	Mimaki Engineering Co., Ltd.	101,600	705,809	0.0%
	Mimasu Semiconductor Industry Co., Ltd.	101,481	1,531,077	0.1%
	Miraial Co., Ltd.	38,800	377,067	0.0%
	Miroku Jyoho Service Co., Ltd.	111,600	2,368,703	0.1%
#	Mitsubishi Research Institute, Inc.	37,700	1,094,493	0.0%
	Mitsui High-Tec, Inc.	150,400	2,408,716	0.1%
	Mobile Create Co., Ltd.	59,800	213,291	0.0%
#	Mobile Factory, Inc.	29,600	431,061	0.0%
#*	Morpho, Inc.	25,100	1,236,324	0.0%
#	MTI, Ltd.	196,600	1,269,999	0.0%
	Mutoh Holdings Co., Ltd.	146,000	327,307	0.0%
#*	Mynet, Inc.	18,200	469,728	0.0%
	Nagano Keiki Co., Ltd.	31,700	217,103	0.0%
	Nakayo, Inc.	390,000	1,373,951	0.0%
	NEC Networks & System Integration Corp.	136,600	2,972,793	0.1%
	NET One Systems Co., Ltd.	525,900	4,992,633	0.1%
*	New Japan Radio Co., Ltd.	96,000	582,353	0.0%
#	Nexyz Group Corp.	48,000	867,087	0.0%
	Nichicon Corp.	334,200	3,599,187	0.1%
	Nihon Dempa Kogyo Co., Ltd.	104,100	813,043	0.0%
	Nihon Unisys, Ltd.	351,175	5,562,086	0.2%
	Nippon Ceramic Co., Ltd.	62,200	1,453,125	0.1%
	Nippon Chemi-Con Corp.	990,000	3,593,034	0.1%
	Nippon Information Development Co., Ltd.	1,800	54,409	0.0%
#	Nippon Kodoshi Corp.	32,700	376,491	0.0%
	Nippon Signal Co., Ltd.	323,300	2,982,549	0.1%
	Nippon Systemware Co., Ltd.	42,900	708,521	0.0%
#	Nissha Printing Co., Ltd.	229,300	6,375,856	0.2%
	Nohmi Bosai, Ltd.	145,900	2,103,893	0.1%
	Noritsu Koki Co., Ltd.	120,000	1,045,625	0.0%
	NS Solutions Corp.	192,200	4,581,176	0.1%
	NSD Co., Ltd.	206,780	3,728,903	0.1%
	Nuflare Technology, Inc.	27,000	1,613,524	0.1%
#	Ohara, Inc.	47,600	535,305	0.0%
	Okaya Electric Industries Co., Ltd.	73,000	260,596	0.0%
	Oki Electric Industry Co., Ltd.	493,000	7,002,960	0.2%
	ONO Sokki Co., Ltd.	58,400	396,057	0.0%
#	Optex Group Co., Ltd.	87,600	2,838,616	0.1%
#*	Optim Corp.	25,000	684,756	0.0%
	Osaki Electric Co., Ltd.	254,000	1,901,612	0.1%
	Paltek Corp.	14,600	123,624	0.0%
	PCA Corp.	2,500	33,302	0.0%
	PCI Holdings, Inc.	15,000	347,596	0.0%
	Poletowin Pitcrew Holdings, Inc.	86,400	1,236,452	0.0%
	Rakus Co., Ltd.	28,200	543,663	0.0%

27

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
	Renesas Easton Co., Ltd.	55,600	$287,227	0.0%
#	Riken Keiki Co., Ltd.	97,700	1,821,476	0.1%
	Riso Kagaku Corp.	179,500	3,509,988	0.1%
	Roland DG Corp.	82,600	1,886,726	0.1%
#	Rorze Corp.	56,400	1,313,378	0.0%
#	RS Technologies Co., Ltd.	17,600	642,509	0.0%
#*	RVH, Inc.	78,100	502,634	0.0%
	Ryoden Corp.	187,000	1,298,529	0.0%
	Ryosan Co., Ltd.	191,900	7,017,677	0.2%
	Ryoyo Electro Corp.	127,900	2,043,541	0.1%
	Saison Information Systems Co., Ltd.	2,700	40,813	0.0%
#	Sakura Internet, Inc.	90,900	746,715	0.0%
	Sanken Electric Co., Ltd.	718,000	3,028,837	0.1%
	Sanshin Electronics Co., Ltd.	164,300	2,116,939	0.1%
#	Satori Electric Co., Ltd.	85,880	638,399	0.0%
#	Saxa Holdings, Inc.	298,000	549,540	0.0%
#	Scala, Inc.	91,500	684,254	0.0%
	Seikoh Giken Co., Ltd.	10,500	187,989	0.0%
	Shibaura Electronics Co., Ltd.	43,000	1,356,310	0.0%
	Shibaura Mechatronics Corp.	200,000	603,503	0.0%
#*	SHIFT, Inc.	32,500	347,511	0.0%
	Shindengen Electric Manufacturing Co., Ltd.	461,000	2,510,258	0.1%
#*	Shinkawa, Ltd.	94,400	600,322	0.0%
	Shinko Electric Industries Co., Ltd.	470,400	3,997,891	0.1%
	Shinko Shoji Co., Ltd.	135,600	1,727,399	0.1%
	Shizuki Electric Co., Inc.	101,900	612,510	0.0%
#	Siix Corp.	92,900	3,688,690	0.1%
	SK-Electronics Co., Ltd.	35,500	412,711	0.0%
	SMK Corp.	372,000	1,427,708	0.1%
	SMS Co., Ltd.	185,400	5,635,549	0.2%
#	Softbank Technology Corp.	68,200	1,240,326	0.0%
#	Softbrain Co., Ltd.	161,300	739,676	0.0%
	Softcreate Holdings Corp.	44,200	556,452	0.0%
#	Soliton Systems K.K.	45,500	509,424	0.0%
#	Sourcenext Corp.	81,100	461,599	0.0%
	SRA Holdings	63,100	1,699,040	0.1%
	Sumida Corp.	131,549	2,082,905	0.1%
	Sun-Wa Technos Corp.	54,900	726,952	0.0%
	Suzuden Corp.	12,200	137,012	0.0%
	Systemsoft Corp.	213,600	304,796	0.0%
	Systena Corp.	116,600	2,348,553	0.1%
#	Tabuchi Electric Co., Ltd.	154,600	488,680	0.0%
	Tachibana Eletech Co., Ltd.	98,560	1,340,884	0.0%
#	Taiyo Yuden Co., Ltd.	678,700	10,723,060	0.3%
	Takachiho Koheki Co., Ltd.	10,200	99,628	0.0%
	TAKEBISHI Corp.	16,600	207,424	0.0%
	Tamura Corp.	457,000	2,134,930	0.1%
	Tazmo Co., Ltd.	32,800	671,415	0.0%
	TDC Software Engineering, Inc.	29,900	336,395	0.0%
#*	Teac Corp.	706,000	314,556	0.0%
	TechMatrix Corp.	92,800	1,538,927	0.1%
#	Tecnos Japan, Inc.	98,800	1,022,951	0.0%

28

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
	Teikoku Tsushin Kogyo Co., Ltd.	204,000	$379,413	0.0%
	TIS, Inc.	450,901	12,555,547	0.4%
	TKC Corp.	105,800	3,122,658	0.1%
	Tokyo Electron Device, Ltd.	41,100	615,872	0.0%
	Tokyo Seimitsu Co., Ltd.	240,800	7,768,248	0.2%
	Tomen Devices Corp.	2,400	47,552	0.0%
	Topcon Corp.	595,400	10,287,557	0.3%
	Torex Semiconductor, Ltd.	33,100	523,634	0.0%
	Tose Co., Ltd.	17,500	362,647	0.0%
	Toshiba TEC Corp.	806,000	4,173,605	0.1%
	Toukei Computer Co., Ltd.	22,710	564,676	0.0%
#	Towa Corp.	131,400	1,932,845	0.1%
	Toyo Corp.	141,000	1,360,506	0.0%
	Transcosmos, Inc.	186,300	4,469,042	0.1%
#	Tri Chemical Laboratories, Inc.	32,300	827,151	0.0%
	UKC Holdings Corp.	86,600	1,459,227	0.1%
	Ulvac, Inc.	131,600	6,350,010	0.2%
#	UMC Electronics Co Ltd	10,500	153,199	0.0%
	Uniden Holdings Corp.	376,000	833,996	0.0%
	UNIRITA, Inc.	6,400	99,170	0.0%
#	UNITED, Inc.	69,000	1,632,637	0.1%
#	V Technology Co., Ltd.	27,500	4,747,648	0.1%
*	V-Cube, Inc.	85,300	447,591	0.0%
#	VeriServe Corp.	12,400	385,164	0.0%
#	Vitec Holdings Co., Ltd.	47,400	591,243	0.0%
	Voyage Group, Inc.	47,100	964,658	0.0%
#	Wellnet Corp.	86,200	1,065,386	0.0%
#	YAC Holdings Co., Ltd.	48,900	575,876	0.0%
#	Yamaichi Electronics Co., Ltd.	146,000	2,249,738	0.1%
	Yashima Denki Co., Ltd.	44,300	317,157	0.0%
#	Yokowo Co., Ltd.	86,200	1,093,032	0.0%
	Zappallas, Inc.	55,900	260,727	0.0%
#*	ZIGExN Co., Ltd.	104,000	1,517,722	0.1%
	Zuken, Inc.	85,800	1,204,729	0.0%
Total Information Technology			514,741,752	14.2%

Materials — (10.7%)
	Achilles Corp.	98,500	1,655,789	0.1%
	ADEKA Corp.	544,000	8,311,239	0.2%
#	Agro-Kanesho Co., Ltd.	68,400	1,003,106	0.0%
	Aichi Steel Corp.	67,000	2,647,051	0.1%
	Alconix Corp.	64,800	1,135,832	0.0%
	Arakawa Chemical Industries, Ltd.	97,500	1,673,465	0.1%
	Araya Industrial Co., Ltd.	268,000	455,678	0.0%
	Asahi Holdings, Inc.	182,350	3,001,340	0.1%
	Asahi Printing Co., Ltd.	800	18,708	0.0%
	Asahi Yukizai Corp.	424,000	935,912	0.0%
	Asia Pile Holdings Corp.	86,500	578,181	0.0%
	C Uyemura & Co., Ltd.	25,000	1,287,054	0.0%
	Carlit Holdings Co., Ltd.	89,600	475,466	0.0%
	Chuetsu Pulp & Paper Co., Ltd.	552,000	1,159,105	0.0%
*	Chugai Mining Co., Ltd.	1,012,400	261,234	0.0%
29

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
	Chugoku Marine Paints, Ltd.	375,500	$2,897,403	0.1%
	CI Takiron Corp.	328,000	1,745,087	0.1%
	Dai Nippon Toryo Co., Ltd.	740,000	2,021,008	0.1%
	Daido Steel Co., Ltd.	1,685,000	9,716,591	0.3%
	Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	111,200	1,300,553	0.0%
	Daiken Corp.	91,100	1,959,248	0.1%
	Daiki Aluminium Industry Co., Ltd.	183,000	1,011,877	0.0%
	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	408,000	3,238,469	0.1%
#	Daio Paper Corp.	497,300	6,714,719	0.2%
	Denka Co., Ltd.	1,949,000	10,085,716	0.3%
	DKS Co., Ltd.	247,000	1,095,507	0.0%
	Dynapac Co., Ltd.	5,000	69,498	0.0%
	FP Corp.	148,000	8,014,172	0.2%
	Fuji Seal International, Inc.	264,200	7,304,086	0.2%
	Fujikura Kasei Co., Ltd.	145,500	814,399	0.0%
	Fujimi, Inc.	118,100	2,445,741	0.1%
	Fujimori Kogyo Co., Ltd.	96,500	3,034,080	0.1%
#	Fumakilla, Ltd.	94,000	803,942	0.0%
	Fuso Chemical Co., Ltd.	82,200	2,674,961	0.1%
	Geostr Corp.	66,200	576,865	0.0%
	Godo Steel, Ltd.	87,400	1,556,563	0.0%
	Gun-Ei Chemical Industry Co., Ltd.	28,600	928,386	0.0%
	Hakudo Co., Ltd.	14,000	212,518	0.0%
#	Haneda Zenith Holdings Co., Ltd.	200,100	588,320	0.0%
	Harima Chemicals Group, Inc.	79,000	651,606	0.0%
	Hodogaya Chemical Co., Ltd.	39,500	1,585,033	0.1%
	Hokkan Holdings, Ltd.	275,000	1,043,979	0.0%
	Hokko Chemical Industry Co., Ltd.	114,600	499,227	0.0%
	Hokuetsu Kishu Paper Co., Ltd.	857,799	6,737,967	0.2%
	Honshu Chemical Industry Co., Ltd.	14,000	111,530	0.0%
	Ise Chemicals Corp.	81,000	352,965	0.0%
*	Ishihara Sangyo Kaisha, Ltd.	218,150	2,240,408	0.1%
	Ishizuka Glass Co., Ltd.	119,000	232,070	0.0%
	JCU Corp.	68,500	2,438,480	0.1%
	JSP Corp.	79,300	2,397,793	0.1%
	Kanto Denka Kogyo Co., Ltd.	264,000	2,330,095	0.1%
	Katakura & Co-op Agri Corp.	76,000	182,642	0.0%
	Kawakin Holdings Co., Ltd.	11,000	35,587	0.0%
	KeePer Technical Laboratory Co., Ltd.	26,600	316,407	0.0%
	Kimoto Co., Ltd.	228,000	505,830	0.0%
	Koatsu Gas Kogyo Co., Ltd.	162,293	1,172,712	0.0%
	Kogi Corp.	55,000	118,034	0.0%
	Kohsoku Corp.	60,200	571,688	0.0%
	Konishi Co., Ltd.	193,600	2,775,706	0.1%
#	Konoshima Chemical Co., Ltd.	31,000	517,649	0.0%
	Krosaki Harima Corp.	309,000	1,193,131	0.0%
#	Kumiai Chemical Industry Co., Ltd.	494,287	2,861,332	0.1%
	Kureha Corp.	87,650	4,344,408	0.1%
	Kurimoto, Ltd.	61,500	1,116,480	0.0%
	Kuriyama Holdings Corp.	26,200	448,853	0.0%
#	Kyoei Steel, Ltd.	122,900	2,039,775	0.1%
	Kyowa Leather Cloth Co., Ltd.	54,100	451,877	0.0%

30

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
	Lintec Corp.	286,700	$6,869,812	0.2%
#	MEC Co., Ltd.	109,500	1,364,152	0.0%
	Mitani Sekisan Co., Ltd.	38,200	966,910	0.0%
*	Mitsubishi Paper Mills, Ltd.	179,500	1,292,696	0.0%
	Mitsubishi Steel Manufacturing Co., Ltd.	891,000	2,097,979	0.1%
	Mitsui Mining & Smelting Co., Ltd.	3,627,000	14,213,882	0.4%
#	MORESCO Corp.	41,300	764,732	0.0%
	Mory Industries, Inc.	31,900	656,171	0.0%
	Nakayama Steel Works, Ltd.	110,500	639,301	0.0%
	Neturen Co., Ltd.	207,600	1,971,333	0.1%
#*	New Japan Chemical Co., Ltd.	182,300	253,760	0.0%
	Nicca Chemical Co., Ltd.	22,100	236,920	0.0%
	Nichia Steel Works, Ltd.	164,900	414,457	0.0%
	Nihon Kagaku Sangyo Co., Ltd.	76,300	1,119,414	0.0%
#	Nihon Nohyaku Co., Ltd.	303,500	1,792,624	0.1%
	Nihon Parkerizing Co., Ltd.	581,400	8,694,253	0.2%
	Nihon Yamamura Glass Co., Ltd.	503,000	815,441	0.0%
	Nippon Carbide Industries Co., Inc.	434,000	738,210	0.0%
	Nippon Chemical Industrial Co., Ltd.	477,000	965,914	0.0%
#	Nippon Concrete Industries Co., Ltd.	274,000	989,421	0.0%
	Nippon Denko Co., Ltd.	703,014	2,483,045	0.1%
	Nippon Fine Chemical Co., Ltd.	81,000	718,070	0.0%
	Nippon Kayaku Co., Ltd.	509,000	7,217,901	0.2%
#	Nippon Kinzoku Co., Ltd.	29,300	402,656	0.0%
#	Nippon Koshuha Steel Co., Ltd.	460,000	340,338	0.0%
	Nippon Light Metal Holdings Co., Ltd.	3,065,900	7,297,794	0.2%
	Nippon Paper Industries Co., Ltd.	304,000	6,231,665	0.2%
	Nippon Pillar Packing Co., Ltd.	125,500	1,792,293	0.1%
	Nippon Soda Co., Ltd.	827,000	4,585,507	0.1%
#	Nippon Valqua Industries, Ltd.	102,599	2,032,852	0.1%
	Nippon Yakin Kogyo Co., Ltd.	831,300	1,728,137	0.1%
#	Nisshin Steel Co., Ltd.	262,492	2,884,859	0.1%
#	Nitta Gelatin, Inc.	79,300	509,866	0.0%
	Nittetsu Mining Co., Ltd.	34,400	1,854,669	0.1%
	Nitto FC Co., Ltd.	100,000	846,878	0.0%
	NOF Corp.	870,000	11,104,407	0.3%
	Nozawa Corp.	19,000	234,279	0.0%
	Okamoto Industries, Inc.	405,000	4,713,865	0.1%
	Okura Industrial Co., Ltd.	284,000	1,513,739	0.0%
	Osaka Organic Chemical Industry, Ltd.	97,900	1,233,199	0.0%
	Osaka Soda Co., Ltd.	424,000	2,057,211	0.1%
	Osaka Steel Co., Ltd.	83,300	1,613,699	0.1%
#*	Pacific Metals Co., Ltd.	941,000	2,475,809	0.1%
	Pack Corp. (The)	81,200	2,577,492	0.1%
#	Rasa Industries, Ltd.	480,000	590,671	0.0%
	Rengo Co., Ltd.	1,261,000	7,320,982	0.2%
#	Riken Technos Corp.	212,600	1,130,617	0.0%
	Sakai Chemical Industry Co., Ltd.	570,000	2,190,645	0.1%
	Sakata INX Corp.	252,400	4,034,001	0.1%
	Sanyo Chemical Industries, Ltd.	69,800	3,286,574	0.1%
	Sanyo Special Steel Co., Ltd.	650,300	3,690,561	0.1%
#	Seiko PMC Corp.	61,300	721,337	0.0%

31

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
	Sekisui Plastics Co., Ltd.	141,000	$1,150,214	0.0%
	Shikoku Chemicals Corp.	243,000	2,986,281	0.1%
	Shin-Etsu Polymer Co., Ltd.	271,100	2,121,201	0.1%
	Shinagawa Refractories Co., Ltd.	343,000	818,431	0.0%
	Shinko Wire Co., Ltd.	184,000	262,042	0.0%
	Showa Denko K.K.	245,999	5,736,334	0.2%
	SK Kaken Co., Ltd.	1,000	92,633	0.0%
	Soken Chemical & Engineering Co., Ltd.	9,100	118,324	0.0%
#	Stella Chemifa Corp.	61,800	1,599,474	0.1%
	Sumitomo Bakelite Co., Ltd.	1,163,000	8,224,186	0.2%
	Sumitomo Osaka Cement Co., Ltd.	2,493,000	11,856,128	0.3%
	Sumitomo Seika Chemicals Co., Ltd.	55,800	2,743,933	0.1%
	T Hasegawa Co., Ltd.	134,800	2,854,428	0.1%
#	T&K Toka Co., Ltd.	92,100	979,646	0.0%
	Taisei Lamick Co., Ltd.	34,000	885,021	0.0%
	Taiyo Holdings Co., Ltd.	104,900	4,726,658	0.1%
	Takasago International Corp.	87,900	3,316,406	0.1%
	Tayca Corp.	212,000	1,778,895	0.1%
	Tenma Corp.	88,700	1,636,482	0.1%
	Toagosei Co., Ltd.	658,000	8,582,880	0.2%
	Toda Kogyo Corp.	253,000	622,305	0.0%
	Toho Acetylene Co., Ltd.	5,300	76,689	0.0%
#	Toho Titanium Co., Ltd.	207,900	1,611,865	0.1%
#	Toho Zinc Co., Ltd.	800,000	3,370,294	0.1%
	Tokai Carbon Co., Ltd.	1,289,000	7,161,506	0.2%
	Tokushu Tokai Paper Co., Ltd.	57,758	2,092,016	0.1%
*	Tokuyama Corp.	2,159,000	10,433,289	0.3%
	Tokyo Ohka Kogyo Co., Ltd.	227,700	7,609,018	0.2%
	Tokyo Rope Manufacturing Co., Ltd.	87,600	1,336,687	0.0%
	Tokyo Steel Manufacturing Co., Ltd.	652,000	5,525,787	0.2%
	Tokyo Tekko Co., Ltd.	251,000	929,676	0.0%
	Tomoegawa Co., Ltd.	125,000	265,016	0.0%
	Tomoku Co., Ltd.	360,000	1,221,928	0.0%
	Topy Industries, Ltd.	114,200	3,411,751	0.1%
	Toyo Ink SC Holdings Co., Ltd.	1,157,000	6,094,231	0.2%
	Toyo Kohan Co., Ltd.	311,900	1,162,706	0.0%
	Toyobo Co., Ltd.	5,688,000	10,440,834	0.3%
	TYK Corp.	138,000	262,101	0.0%
	UACJ Corp.	1,714,415	4,708,913	0.1%
	Ube Industries, Ltd.	2,819,000	7,276,699	0.2%
#	W-Scope Corp.	148,900	2,615,580	0.1%
	Wood One Co., Ltd.	169,000	426,013	0.0%
	Yamato Kogyo Co., Ltd.	218,900	5,623,033	0.2%
	Yodogawa Steel Works, Ltd.	144,700	3,830,876	0.1%
	Yotai Refractories Co., Ltd.	33,000	110,759	0.0%
	Yuki Gosei Kogyo Co., Ltd.	36,200	92,567	0.0%
	Yushiro Chemical Industry Co., Ltd.	61,400	826,485	0.0%
	Zeon Corp.	30,000	321,108	0.0%
Total Materials			424,884,462	11.8%

Real Estate — (1.9%)
#	AD Works Co., Ltd.	624,700	244,950	0.0%

32

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Real Estate — (Continued)
	Airport Facilities Co., Ltd.	132,770	$721,790	0.0%
	Anabuki Kosan, Inc.	2,200	56,897	0.0%
	Aoyama Zaisan Networks Co., Ltd.	49,600	415,018	0.0%
#	Apamanshop Holdings Co., Ltd.	54,800	385,784	0.0%
#	Ardepro Co., Ltd.	872,800	1,180,789	0.0%
	Arealink Co., Ltd.	25,300	327,612	0.0%
#*	Ascot Corp.	67,700	234,114	0.0%
	CRE, Inc.	21,700	306,722	0.0%
	Daibiru Corp.	303,600	3,164,282	0.1%
	Daikyo, Inc.	1,904,000	3,886,034	0.1%
#	Dear Life Co., Ltd.	68,900	254,577	0.0%
	Goldcrest Co., Ltd.	101,790	2,255,776	0.1%
	Grandy House Corp.	53,800	204,326	0.0%
	Heiwa Real Estate Co., Ltd.	236,600	3,822,258	0.1%
#	Ichigo, Inc.	1,389,800	4,155,505	0.1%
#	Investors Cloud Co., Ltd.	21,400	1,044,614	0.0%
#*	Japan Asset Marketing Co., Ltd.	1,632,400	1,980,698	0.1%
	Japan Property Management Center Co., Ltd.	78,700	972,125	0.0%
	Kabuki-Za Co., Ltd.	34,000	1,626,376	0.1%
	Keihanshin Building Co., Ltd.	197,900	1,232,220	0.0%
#	Kenedix, Inc.	1,399,200	6,618,722	0.2%
	Land Business Co., Ltd.	34,000	88,988	0.0%
*	LAND Co., Ltd.	609,500	92,381	0.0%
	Leopalace21 Corp.	1,960,700	12,196,936	0.3%
#	Mugen Estate Co., Ltd.	73,300	603,322	0.0%
	Nippon Commercial Development Co., Ltd.	18,800	276,356	0.0%
	Nisshin Fudosan Co.	186,100	970,882	0.0%
	Open House Co., Ltd.	179,100	5,526,624	0.2%
	Properst Co., Ltd.	26,600	52,867	0.0%
#	Prospect Co., Ltd.	1,136,000	677,497	0.0%
#	Raysum Co., Ltd.	107,100	905,139	0.0%
	SAMTY Co., Ltd.	76,900	839,764	0.0%
	Sankyo Frontier Co., Ltd.	27,000	325,460	0.0%
#	Shinoken Group Co., Ltd.	81,500	1,645,405	0.1%
	Star Mica Co., Ltd.	32,700	835,896	0.0%
#*	Striders Corp.	153,000	87,183	0.0%
	Sun Frontier Fudousan Co., Ltd.	163,300	1,642,085	0.1%
	Takara Leben Co., Ltd.	552,800	2,483,646	0.1%
	TOC Co., Ltd.	341,350	3,238,280	0.1%
#	Tokyo Rakutenchi Co., Ltd.	207,000	1,062,994	0.0%
#	Tokyo Theatres Co., Inc.	468,000	591,096	0.0%
	Tosei Corp.	217,300	1,545,484	0.1%
#	Unizo Holdings Co., Ltd.	102,000	2,833,866	0.1%
#	Urbanet Corp. Co., Ltd.	91,400	343,377	0.0%
Total Real Estate			73,956,717	2.0%

Telecommunication Services — (0.1%)
#*	Broadmedia Corp.	371,900	351,145	0.0%
#	Freebit Co., Ltd.	70,500	566,424	0.0%
#	Okinawa Cellular Telephone Co.	43,600	1,460,545	0.1%
#*	U-Next Co., Ltd.	32,700	339,147	0.0%
#*	Vision, Inc.	34,600	802,679	0.0%

33

The Japanese Small Company Series
CONTINUED

			Percentage
	Shares	Value††	of Net Assets**
Telecommunication Services — (Continued)
# WirelessGate, Inc.	52,500	$728,710	0.0%
Total Telecommunication Services		4,248,650	0.1%

Utilities — (0.9%)
#* Eneres Co., Ltd.	151,000	705,650	0.0%
# eRex Co., Ltd.	194,800	1,693,345	0.1%
Hiroshima Gas Co., Ltd.	176,500	556,222	0.0%
# Hokkaido Electric Power Co., Inc.	1,189,200	9,073,897	0.3%
Hokkaido Gas Co., Ltd.	330,000	807,307	0.0%
# Hokuriku Electric Power Co.	947,100	8,549,718	0.2%
Hokuriku Gas Co., Ltd.	9,900	243,852	0.0%
K&O Energy Group, Inc.	85,200	1,345,402	0.0%
Okinawa Electric Power Co., Inc. (The)	236,317	5,405,827	0.2%
Saibu Gas Co., Ltd.	1,963,000	4,632,161	0.1%
Shizuoka Gas Co., Ltd.	339,400	2,264,292	0.1%
Toell Co., Ltd.	26,800	214,284	0.0%
# West Holdings Corp.	96,800	707,747	0.0%
Total Utilities		36,199,704	1.0%
TOTAL COMMON STOCKS		3,593,940,663	99.4%
TOTAL INVESTMENT SECURITIES		3,593,940,663

		Value†
SECURITIES LENDING COLLATERAL — (9.6%)
§@ DFA Short Term Investment Fund	33,146,310	383,569,096	10.6%
TOTAL INVESTMENTS — (100.0%) (Cost $3,230,750,658)^		$3,977,509,759	110.0%

34

The Japanese Small Company Series
CONTINUED

Summary of the Series' investments as of June 30, 2017, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$690,162,255	—	$690,162,255
Consumer Staples	—	302,253,769	—	302,253,769
Energy	—	36,712,633	—	36,712,633
Financials	—	309,993,963	—	309,993,963
Health Care	—	185,987,914	—	185,987,914
Industrials	—	1,014,798,844	—	1,014,798,844
Information Technology	—	514,741,752	—	514,741,752
Materials	—	424,884,462	—	424,884,462
Real Estate	—	73,956,717	—	73,956,717
Telecommunication Services	—	4,248,650	—	4,248,650
Utilities	—	36,199,704	—	36,199,704
Securities Lending Collateral	—	383,569,096	—	383,569,096
TOTAL	—	$3,977,509,759	—	$3,977,509,759

35

THE ASIA PACIFIC SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2017
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (85.9%)
AUSTRALIA — (43.4%)
*	3P Learning, Ltd.	56,239	$45,185	0.0%
*	Acrux, Ltd.	660,428	109,091	0.0%
	Adacel Technologies, Ltd.	31,244	56,436	0.0%
#	Adelaide Brighton, Ltd.	3,668,074	15,867,189	0.9%
#	Ainsworth Game Technology, Ltd.	871,641	1,447,277	0.1%
*	Alkane Resources, Ltd.	1,510,492	272,761	0.0%
	ALS, Ltd.	1,376,952	7,881,810	0.5%
#	Altium, Ltd.	557,104	3,668,947	0.2%
*	Altona Mining, Ltd.	1,108,169	110,735	0.0%
	Alumina, Ltd.	2,455,694	3,617,017	0.2%
#	AMA Group, Ltd.	877,810	654,388	0.0%
#	Amaysim Australia, Ltd.	613,675	735,894	0.0%
	Ansell, Ltd.	674,355	12,297,645	0.7%
*	Antares Energy, Ltd.	199,346	2,193	0.0%
#	AP Eagers, Ltd.	262,149	1,684,346	0.1%
#	APN Outdoor Group, Ltd.	848,886	3,137,746	0.2%
	APN Property Group, Ltd.	26,661	8,276	0.0%
	Appen, Ltd.	205,883	631,132	0.0%
#	ARB Corp., Ltd.	488,283	5,895,413	0.3%
#	Ardent Leisure Group	1,312,471	1,896,679	0.1%
#*	Arrium, Ltd.	17,951,296	97	0.0%
	Asaleo Care, Ltd.	1,697,246	1,915,962	0.1%
#*	Atlas Iron, Ltd.	7,155,231	82,537	0.0%
	AUB Group, Ltd.	268,561	2,684,601	0.2%
	Ausdrill, Ltd.	1,723,145	2,431,051	0.1%
	Austal, Ltd.	1,312,630	1,849,501	0.1%
#*	Australian Agricultural Co., Ltd.	2,864,730	4,084,718	0.2%
	Australian Finance Group, Ltd.	127,682	126,120	0.0%
	Australian Pharmaceutical Industries, Ltd.	2,618,533	3,832,477	0.2%
	Australian Vintage, Ltd.	4,105,188	1,340,418	0.1%
	Auswide Bank, Ltd.	94,385	372,935	0.0%
#	Automotive Holdings Group, Ltd.	1,886,217	4,856,859	0.3%
*	Avanco Resources, Ltd.	2,444,368	176,619	0.0%
	Aveo Group	1,944,830	4,158,412	0.2%
#	AVJennings, Ltd.	7,051,385	3,546,160	0.2%
#*	AWE, Ltd.	3,834,269	1,310,203	0.1%
#	Baby Bunting Group, Ltd.	142,278	212,695	0.0%
#	Bapcor, Ltd.	1,391,579	5,871,926	0.3%
	Beach Energy, Ltd.	13,769,668	6,077,921	0.4%
#*	Beadell Resources, Ltd.	7,171,491	1,187,937	0.1%
#	Bega Cheese, Ltd.	819,856	4,102,832	0.2%
#	Bellamy's Australia, Ltd.	306,528	1,628,134	0.1%
#*	Billabong International, Ltd.	756,968	430,655	0.0%
#	Blackmores, Ltd.	81,784	6,026,098	0.4%
	Blue Sky Alternative Investments, Ltd.	84,602	617,452	0.0%
	BlueScope Steel, Ltd.	400,903	4,058,769	0.2%
*	Boart Longyear, Ltd.	2,093,042	40,216	0.0%
	Boral, Ltd.	474,258	2,532,168	0.2%
	Breville Group, Ltd.	825,559	6,630,231	0.4%
	Brickworks, Ltd.	228,958	2,426,566	0.1%
	BT Investment Management, Ltd.	766,605	6,709,007	0.4%

1

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
#*	Buru Energy, Ltd.	316,943	$40,204	0.0%
#	Cabcharge Australia, Ltd.	863,423	1,678,945	0.1%
#	Capilano Honey, Ltd.	13,239	161,322	0.0%
*	Capitol Health, Ltd.	492,283	98,536	0.0%
	Capral, Ltd.	58,499	5,834	0.0%
#*	Cardno, Ltd.	1,615,947	1,513,733	0.1%
*	Carnarvon Petroleum, Ltd.	5,095,141	309,350	0.0%
*	Carnegie Clean Energy, Ltd.	1,015,131	44,482	0.0%
	carsales.com, Ltd.	1,702,940	15,085,046	0.9%
#	Cash Converters International, Ltd.	2,406,480	582,690	0.0%
*	Catapult Group International, Ltd.	26,827	48,062	0.0%
	Cedar Woods Properties, Ltd.	332,516	1,331,441	0.1%
	Class, Ltd.	71,208	164,187	0.0%
	Cleanaway Waste Management, Ltd.	10,470,362	11,064,060	0.7%
*	Clinuvel Pharmaceuticals, Ltd.	35,148	188,531	0.0%
	Codan, Ltd.	447,637	805,169	0.1%
#	Collection House, Ltd.	2,175,227	1,946,638	0.1%
	Collins Foods, Ltd.(B6QCFP1)	510,252	2,313,811	0.1%
	Collins Foods, Ltd.(BF5GK63)	46,387	210,353	0.0%
#*	Cooper Energy, Ltd.	1,224,088	357,470	0.0%
#	Corporate Travel Management, Ltd.	276,172	4,869,294	0.3%
	Costa Group Holdings, Ltd.	1,011,389	3,773,037	0.2%
#	Credit Corp. Group, Ltd.	248,508	3,387,393	0.2%
#	CSG, Ltd.	1,003,475	574,251	0.0%
	CSR, Ltd.	3,680,857	11,962,786	0.7%
*	CuDeco, Ltd.	387,893	71,542	0.0%
	Data#3, Ltd.	602,918	799,217	0.1%
	Decmil Group, Ltd.	867,988	620,540	0.0%
*	Devine, Ltd.	207,313	62,217	0.0%
	Dicker Data, Ltd.	104,364	189,859	0.0%
	Donaco International, Ltd.	28,566	12,731	0.0%
	Downer EDI, Ltd.	4,075,221	20,074,122	1.2%
	DuluxGroup, Ltd.	3,101,823	16,543,993	1.0%
	DWS, Ltd.	419,742	484,144	0.0%
	Eclipx Group, Ltd.	575,602	1,579,858	0.1%
#*	Elders, Ltd.	585,894	2,409,399	0.1%
*	Electro Optic Systems Holdings, Ltd.	102,402	239,254	0.0%
*	Emeco Holdings, Ltd.	1,193,646	96,254	0.0%
#*	Energy Resources of Australia, Ltd.	1,487,868	519,954	0.0%
#*	Energy World Corp., Ltd.	4,185,404	1,223,252	0.1%
	Enero Group, Ltd.	12,387	9,663	0.0%
	EQT Holdings, Ltd.	23,504	320,221	0.0%
	ERM Power, Ltd.	901,827	828,512	0.1%
#	Estia Health, Ltd.	797,887	1,869,841	0.1%
	Euroz, Ltd.	101,762	84,414	0.0%
	Event Hospitality and Entertainment, Ltd.	505,949	5,199,067	0.3%
	Evolution Mining, Ltd.	5,025,776	9,328,113	0.6%
	Fairfax Media, Ltd.	15,303,894	12,943,193	0.8%
#*	FAR, Ltd.	5,225,378	305,165	0.0%
	Finbar Group, Ltd.	190,901	116,606	0.0%
#*	Fleetwood Corp., Ltd.	394,575	716,293	0.0%
#	FlexiGroup, Ltd.	1,529,932	2,144,634	0.1%

2

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
#	Flight Centre Travel Group, Ltd.	183,277	$5,394,784	0.3%
#	G8 Education, Ltd.	2,251,336	6,246,677	0.4%
#*	Galaxy Resources, Ltd.	592,106	752,866	0.0%
#	Gateway Lifestyle	1,111,073	1,664,273	0.1%
#	GBST Holdings, Ltd.	97,044	221,612	0.0%
#	Genworth Mortgage Insurance Australia, Ltd.	1,319,330	2,969,694	0.2%
	Global Construction Services, Ltd.	4,832	2,226	0.0%
#*	Gold Road Resources, Ltd.	164,540	84,866	0.0%
	GR Engineering Services, Ltd.	55,230	62,372	0.0%
	GrainCorp, Ltd. Class A	1,255,046	9,136,281	0.5%
	Grange Resources, Ltd.	1,724,297	158,993	0.0%
#	Greencross, Ltd.	377,275	1,754,291	0.1%
*	Greenland Minerals & Energy, Ltd.	114,047	8,766	0.0%
#	GUD Holdings, Ltd.	893,134	8,860,682	0.5%
	GWA Group, Ltd.	2,030,007	4,912,184	0.3%
#	Hansen Technologies, Ltd.	507,450	1,575,426	0.1%
	Healthscope, Ltd.	1,709,788	2,905,774	0.2%
	HFA Holdings, Ltd.	430,718	795,625	0.1%
*	Highfield Resources, Ltd.	121,654	89,868	0.0%
*	Hills, Ltd.	1,277,876	152,270	0.0%
*	Horizon Oil, Ltd.	4,073,887	131,491	0.0%
#	HT&E, Ltd.	2,156,742	4,375,342	0.3%
	IDP Education, Ltd.	56,620	221,481	0.0%
	Iluka Resources, Ltd.	2,032,058	13,553,324	0.8%
*	Imdex, Ltd.	1,709,061	991,828	0.1%
#	IMF Bentham, Ltd.	923,269	1,340,986	0.1%
#	Independence Group NL	2,082,153	5,036,470	0.3%
*	Infigen Energy	4,209,569	2,360,748	0.1%
	Infomedia, Ltd.	2,204,042	1,228,152	0.1%
	Integral Diagnostics, Ltd.	13,802	17,611	0.0%
	Integrated Research, Ltd.	401,084	992,533	0.1%
	InvoCare, Ltd.	920,100	10,395,041	0.6%
#	IOOF Holdings, Ltd.	2,068,330	15,582,495	0.9%
	IPH, Ltd.	27,095	99,921	0.0%
#	IRESS, Ltd.	1,175,824	11,466,442	0.7%
	iSelect, Ltd.	403,793	623,573	0.0%
#	iSentia Group, Ltd.	618,868	1,022,398	0.1%
	IVE Group, Ltd.	33,461	55,324	0.0%
#	Japara Healthcare, Ltd.	1,122,025	1,811,052	0.1%
#	JB Hi-Fi, Ltd.	962,791	17,293,272	1.0%
*	Jupiter Mines, Ltd.	381,117	152,447	0.0%
	K&S Corp., Ltd.	268,400	330,504	0.0%
#*	Karoon Gas Australia, Ltd.	869,250	854,498	0.1%
#*	Kingsgate Consolidated, Ltd.	1,717,937	264,092	0.0%
*	Kingsrose Mining, Ltd.	937,248	54,028	0.0%
	Link Administration Holdings, Ltd.	951,916	5,780,065	0.3%
#*	Lynas Corp., Ltd.	3,390,978	273,620	0.0%
	MACA, Ltd.	731,947	928,255	0.1%
*	Macmahon Holdings, Ltd.	6,881,875	872,250	0.1%
	Macquarie Atlas Roads Group	606,435	2,615,288	0.2%
	Magellan Financial Group, Ltd.	493,135	10,931,683	0.6%
	Mantra Group, Ltd.	1,635,580	3,833,592	0.2%

3

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
	MaxiTRANS Industries, Ltd.	915,613	$470,744	0.0%
#*	Mayne Pharma Group, Ltd.	6,571,574	5,480,577	0.3%
	McMillan Shakespeare, Ltd.	450,123	4,636,096	0.3%
#	McPherson's, Ltd.	558,677	558,744	0.0%
*	Medusa Mining, Ltd.	1,263,898	272,177	0.0%
	Melbourne IT, Ltd.	504,714	1,112,683	0.1%
#*	Mesoblast, Ltd.	383,958	613,802	0.0%
#*	Metals X, Ltd.	1,715,013	881,110	0.1%
#*	Metcash, Ltd.	5,204,963	9,601,886	0.6%
#	Michael Hill International, Ltd.(BD8D249)	1,490,263	1,255,630	0.1%
	Michael Hill International, Ltd.(BD8D250)	63,183	53,880	0.0%
*	Millennium Minerals, Ltd.	697,541	99,373	0.0%
*	Mincor Resources NL	867,536	119,774	0.0%
	Mineral Resources, Ltd.	1,168,088	9,734,092	0.6%
*	Mitula Group, Ltd.	17,883	13,334	0.0%
#*	MMA Offshore, Ltd.	2,282,868	271,884	0.0%
	MNF Group, Ltd.	54,234	182,149	0.0%
#	Monadelphous Group, Ltd.	813,595	8,743,113	0.5%
#	Monash IVF Group, Ltd.	393,026	537,493	0.0%
	Money3 Corp., Ltd.	248,322	244,222	0.0%
*	Morning Star Gold NL	332,749	26	0.0%
#	Mortgage Choice, Ltd.	726,484	1,199,950	0.1%
#*	Mount Gibson Iron, Ltd.	4,758,288	1,204,783	0.1%
#	Myer Holdings, Ltd.	5,669,367	3,638,849	0.2%
	MYOB Group, Ltd.	1,132,541	2,975,280	0.2%
#	MyState, Ltd.	331,146	1,234,925	0.1%
#	Navitas, Ltd.	1,606,445	5,987,342	0.4%
	Neometals, Ltd.	314,252	65,223	0.0%
#*	NetComm Wireless, Ltd.	36,441	48,232	0.0%
	New Hope Corp., Ltd.	251,555	295,800	0.0%
#*	NEXTDC, Ltd.	403,993	1,399,754	0.1%
	nib holdings, Ltd.	2,772,247	12,250,542	0.7%
	Nick Scali, Ltd.	195,770	916,430	0.1%
#	Nine Entertainment Co. Holdings, Ltd.	1,212,419	1,285,177	0.1%
	Northern Star Resources, Ltd.	4,806,957	17,586,102	1.0%
*	NRW Holdings, Ltd.	2,147,851	1,065,575	0.1%
	Nufarm, Ltd.	1,407,770	10,416,690	0.6%
#	OFX Group, Ltd.	896,928	1,109,023	0.1%
	oOh!media, Ltd.	49,189	155,743	0.0%
#*	Orocobre, Ltd.	892,424	2,381,507	0.1%
	Orora, Ltd.	5,047,425	11,092,109	0.7%
	OrotonGroup, Ltd.	105,494	80,679	0.0%
	OZ Minerals, Ltd.	2,198,276	12,513,448	0.7%
#	Pacific Current Group, Ltd.	86,809	443,532	0.0%
	Pacific Smiles Group, Ltd.	247,728	346,610	0.0%
	Pact Group Holdings, Ltd.	759,434	3,495,672	0.2%
#*	Paladin Energy, Ltd.	9,564,569	345,512	0.0%
*	Panoramic Resources, Ltd.	1,865,498	315,091	0.0%
	Peet, Ltd.	1,689,093	1,550,443	0.1%
#*	Peninsula Energy, Ltd.	209,095	53,810	0.0%
	Pepper Group, Ltd.	6,014	15,730	0.0%
#	Perpetual, Ltd.	356,426	15,299,167	0.9%

4

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
#*	Perseus Mining, Ltd.	3,800,711	$848,356	0.1%
	Pioneer Credit, Ltd.	41,534	75,969	0.0%
#	Platinum Asset Management, Ltd.	825,522	2,936,736	0.2%
	PMP, Ltd.	2,327,074	1,341,084	0.1%
	Premier Investments, Ltd.	594,567	5,791,656	0.3%
*	Prima Biomed, Ltd.	1,409,121	30,370	0.0%
	Primary Health Care, Ltd.	3,326,526	9,303,627	0.5%
#	Prime Media Group, Ltd.	2,031,951	593,135	0.0%
	Pro Medicus, Ltd.	66,568	272,194	0.0%
#	Programmed Maintenance Services, Ltd.	1,899,060	2,721,573	0.2%
	PWR Holdings, Ltd.	8,871	16,054	0.0%
#	Qube Holdings, Ltd.(B1L4BC6)	3,449,390	6,973,485	0.4%
	Qube Holdings, Ltd.(BDFZVX0)	229,960	464,845	0.0%
#	Quintis, Ltd.	2,130,129	511,231	0.0%
#*	Ramelius Resources, Ltd.	2,916,355	1,010,040	0.1%
#	RCG Corp., Ltd.	599,598	396,322	0.0%
*	RCR Tomlinson, Ltd.	1,055,209	2,768,418	0.2%
	Reckon, Ltd.	386,721	490,643	0.0%
	Reece, Ltd.	228,772	7,383,646	0.4%
#	Regis Healthcare, Ltd.	697,708	2,108,041	0.1%
	Regis Resources, Ltd.	2,702,494	7,864,775	0.5%
#	Reject Shop, Ltd. (The)	269,244	860,820	0.1%
#	Resolute Mining, Ltd.	6,821,177	6,256,406	0.4%
#	Retail Food Group, Ltd.	1,222,493	4,416,055	0.3%
	Ridley Corp., Ltd.	1,442,108	1,534,986	0.1%
*	RPMGlobal Holdings, Ltd.	30,702	12,855	0.0%
	Ruralco Holdings, Ltd.	156,619	355,208	0.0%
	RXP Services, Ltd.	168,231	97,612	0.0%
*	Salmat, Ltd.	645,788	190,718	0.0%
	Sandfire Resources NL	875,632	3,800,624	0.2%
*	Saracen Mineral Holdings, Ltd.	6,350,203	5,719,135	0.3%
#	SeaLink Travel Group, Ltd.	107,406	336,059	0.0%
#	Select Harvests, Ltd.	547,489	2,061,837	0.1%
*	Senetas Corp., Ltd.	131,335	8,784	0.0%
#*	Senex Energy, Ltd.	6,604,011	1,395,075	0.1%
#	Servcorp, Ltd.	325,416	1,425,531	0.1%
	Service Stream, Ltd.	1,930,150	1,957,687	0.1%
#	Seven Group Holdings, Ltd.	559,015	4,703,119	0.3%
	Seven West Media, Ltd.	7,785,820	4,278,109	0.3%
#	SG Fleet Group, Ltd.	256,031	747,905	0.0%
	Shine Corporate, Ltd.	15,573	6,582	0.0%
	Shriro Holdings, Ltd.	66,087	55,583	0.0%
	Sigma Healthcare, Ltd.	7,817,607	5,376,873	0.3%
#*	Silex Systems, Ltd.	511,695	143,466	0.0%
#	Silver Chef, Ltd.	124,595	715,337	0.0%
#*	Silver Lake Resources, Ltd.	4,060,760	1,469,486	0.1%
#	Sims Metal Management, Ltd.	1,382,214	16,093,355	0.9%
*	Sino Gas & Energy Holdings, Ltd.	240,068	15,866	0.0%
#	Sirtex Medical, Ltd.	413,240	5,161,594	0.3%
*	Slater & Gordon, Ltd.	1,958,808	121,804	0.0%
	SmartGroup Corp., Ltd.	184,158	1,014,836	0.1%
	SMS Management & Technology, Ltd.	575,318	794,118	0.1%

5

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
	Southern Cross Media Group, Ltd.	3,965,374	$3,793,790	0.2%
	Spark Infrastructure Group	10,321,289	20,768,775	1.2%
*	Specialty Fashion Group, Ltd.	786,397	238,735	0.0%
#	SpeedCast International, Ltd.	759,374	2,230,261	0.1%
#	Spotless Group Holdings, Ltd.	4,177,679	3,689,908	0.2%
#*	St Barbara, Ltd.	3,864,261	8,657,518	0.5%
	Steadfast Group, Ltd.	3,121,023	6,377,167	0.4%
*	Strike Energy, Ltd.	1,576,787	72,726	0.0%
#*	Sundance Energy Australia, Ltd.	5,832,497	277,771	0.0%
	Sunland Group, Ltd.	740,896	1,012,458	0.1%
#	Super Retail Group, Ltd.	1,280,749	8,070,944	0.5%
#*	Syrah Resources, Ltd.	787,126	1,675,815	0.1%
	Tabcorp Holdings, Ltd.	3,586,818	12,046,228	0.7%
#	Tassal Group, Ltd.	1,165,563	3,412,945	0.2%
	Technology One, Ltd.	1,772,760	7,844,513	0.5%
#*	Ten Network Holdings, Ltd.	1,309,458	161,032	0.0%
#	Thorn Group, Ltd.	695,608	759,356	0.1%
*	Tiger Resources, Ltd.	9,447,997	267,232	0.0%
#	Tox Free Solutions, Ltd.	1,192,817	2,199,908	0.1%
	Treasury Wine Estates, Ltd.	218,881	2,213,312	0.1%
*	Tribune Resources, Ltd.	3,093	17,298	0.0%
*	Troy Resources, Ltd.	2,230,415	133,887	0.0%
	Villa World, Ltd.	498,833	862,529	0.1%
#	Village Roadshow, Ltd.	836,651	2,603,547	0.2%
#*	Virgin Australia Holdings, Ltd.	11,885,050	1,461,082	0.1%
	Virtus Health, Ltd.	350,446	1,447,728	0.1%
#	Vita Group, Ltd.	233,830	199,445	0.0%
#	Vocus Group, Ltd.	4,330,071	11,212,642	0.7%
*	Watpac, Ltd.	760,701	330,442	0.0%
	Webjet, Ltd.	628,358	5,964,291	0.4%
	Webster, Ltd.	23,507	25,298	0.0%
#*	Western Areas, Ltd.	2,274,784	3,689,621	0.2%
#*	Westgold Resources, Ltd.	1,307,843	1,853,078	0.1%
#*	Whitehaven Coal, Ltd.	4,143,411	9,137,891	0.5%
*	WorleyParsons, Ltd.	899,262	7,748,257	0.5%
#	WPP AUNZ, Ltd.	2,447,007	2,349,839	0.1%
	Xenith IP Group, Ltd.	9,607	14,702	0.0%
*	Yowie Group, Ltd.	40,157	9,732	0.0%
TOTAL AUSTRALIA			861,402,303	50.3%

CHINA — (0.1%)
#	BEP International Holdings, Ltd.	23,260,000	744,858	0.0%
*	HongDa Financial Holding, Ltd.	3,480,000	110,124	0.0%
	K Wah International Holdings, Ltd.	45,632	27,700	0.0%
#*	KuangChi Science, Ltd.	2,481,000	879,915	0.1%
	Lisi Group Holdings, Ltd.	9,958,000	790,754	0.1%
	Rivera Holdings, Ltd.	5,710,000	438,964	0.0%
TOTAL CHINA			2,992,315	0.2%

HONG KONG — (25.0%)
*	13 Holdings, Ltd. (The)	142,500	29,369	0.0%
	Aeon Credit Service Asia Co., Ltd.	632,000	465,386	0.0%

6

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	Aeon Stores Hong Kong Co., Ltd.	248,000	$222,745	0.0%
	Agritrade Resources, Ltd.	3,065,000	757,891	0.1%
	Alco Holdings, Ltd.	1,614,000	413,602	0.0%
	Allan International Holdings	32,000	9,141	0.0%
	Allied Group, Ltd.	663,200	4,165,498	0.3%
	Allied Properties HK, Ltd.	12,007,857	2,599,138	0.2%
	Alltronics Holdings, Ltd.	1,929,600	617,819	0.0%
*	Anxian Yuan China Holdings, Ltd.	3,100,000	22,207	0.0%
*	APAC Resources, Ltd.	3,174,735	430,721	0.0%
#*	Applied Development Holdings, Ltd.	6,900,000	494,481	0.0%
	APT Satellite Holdings, Ltd.	3,008,500	1,578,147	0.1%
	Arts Optical International Hldgs, Ltd.	730,000	243,267	0.0%
	Asia Financial Holdings, Ltd.	2,404,908	1,308,696	0.1%
*	Asia Investment Finance Group, Ltd.	5,674,000	55,275	0.0%
	Asia Satellite Telecommunications Holdings, Ltd.	934,500	994,380	0.1%
	Asia Standard Hotel Group, Ltd.	34,311,654	2,538,516	0.2%
#	Asia Standard International Group, Ltd.	13,316,917	3,838,659	0.2%
	Asian Growth Properties, Ltd.	1,486,095	464,679	0.0%
	Associated International Hotels, Ltd.	952,000	2,852,730	0.2%
*	Auto Italia Holdings	1,900,000	22,266	0.0%
	BeijingWest Industries International, Ltd.	1,277,600	253,493	0.0%
*	Best Food Holding Co., Ltd.	70,000	11,302	0.0%
*	Bisu Technology Group International, Ltd.	16,000	14,424	0.0%
#	Bonjour Holdings, Ltd.	13,988,600	698,329	0.0%
	Bossini International Holdings, Ltd.	3,699,500	222,766	0.0%
#	Bright Smart Securities & Commodities Group, Ltd.	5,254,000	1,540,403	0.1%
*	Brightoil Petroleum Holdings, Ltd.	10,160,000	2,745,691	0.2%
#*	Brockman Mining, Ltd.	22,810,814	432,925	0.0%
*	Burwill Holdings, Ltd.	31,596,960	873,664	0.1%
	Cafe de Coral Holdings, Ltd.	2,438,000	7,898,019	0.5%
*	Cash Financial Services Group, Ltd.	3,438,000	125,466	0.0%
*	CCT Land Holdings, Ltd.	18,640,000	23,970	0.0%
	Century City International Holdings, Ltd.	6,575,460	614,539	0.0%
	CGN Mining Co., Ltd.	2,640,000	212,813	0.0%
*	Champion Technology Holdings, Ltd.	17,285,089	236,677	0.0%
	Chen Hsong Holdings	1,212,000	331,941	0.0%
	Cheuk Nang Holdings, Ltd.	659,127	441,814	0.0%
	Chevalier International Holdings, Ltd.	820,989	1,383,833	0.1%
#*	China Baofeng International, Ltd.	22,000	11,255	0.0%
*	China Best Group Holding, Ltd.	5,300,000	90,365	0.0%
*	China Billion Resources, Ltd.	2,438,000	7,815	0.0%
*	China Chuanglian Education Financial Group, Ltd.	4,664,000	73,789	0.0%
	China Display Optoelectronics Technology Holdings, Ltd.	4,288,000	653,744	0.0%
*	China Energy Development Holdings, Ltd.	52,140,000	480,853	0.0%
*	China Ever Grand Financial Leasing Group Co., Ltd.	810,000	7,057	0.0%
	China Flavors & Fragrances Co., Ltd.	1,561,028	466,136	0.0%
*	China Fortune Financial Group, Ltd.	6,570,000	189,515	0.0%
*	China Healthcare Enterprise Group, Ltd.	7,756,000	114,352	0.0%
#	China LNG Group, Ltd.	77,280,000	1,434,532	0.1%
*	China Ludao Technology Co., Ltd.	580,000	99,584	0.0%
*	China Medical & Healthcare Group, Ltd.	42,916,800	1,705,030	0.1%
	China Metal International Holdings, Inc.	2,670,000	994,637	0.1%

7

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	China Motor Bus Co., Ltd.	60,600	$819,908	0.1%
*	China National Culture Group, Ltd.	7,410,000	17,100	0.0%
#*	China Soft Power Technology Holdings, Ltd.	5,790,402	139,703	0.0%
*	China Solar Energy Holdings, Ltd.	1,669,500	7,217	0.0%
*	China Star Entertainment, Ltd.	1,850,000	120,943	0.0%
#*	China Strategic Holdings, Ltd.	64,036,250	999,718	0.1%
	China Ting Group Holdings, Ltd.	2,565,151	143,102	0.0%
*	China Wah Yan Healthcare, Ltd.	11,685,000	38,886	0.0%
#	Chinese Estates Holdings, Ltd.	665,500	928,836	0.1%
*	Chinlink International Holdings, Ltd.	1,554,800	257,092	0.0%
	Chinney Investments, Ltd.	1,180,000	502,666	0.0%
	Chong Hing Bank, Ltd.	107,000	225,841	0.0%
	Chow Sang Sang Holdings International, Ltd.	2,391,000	5,580,331	0.3%
	CHTC Fong's Industries Co., Ltd.	42,000	11,122	0.0%
	Chuang's China Investments, Ltd.	8,401,407	688,539	0.0%
	Chuang's Consortium International, Ltd.	7,163,043	1,641,440	0.1%
	CITIC Telecom International Holdings, Ltd.	12,426,125	3,977,627	0.2%
	CK Life Sciences Intl Holdings, Inc.	22,972,000	1,940,747	0.1%
#	CMBC Capital Holdings, Ltd.	12,270,000	644,346	0.0%
*	CMMB Vision Holdings, Ltd.	8,056,000	381,463	0.0%
	CNQC International Holdings, Ltd.	2,880,000	955,182	0.1%
	CNT Group, Ltd.	8,303,264	670,357	0.0%
#*	Common Splendor International Health Industry Group, Ltd.	9,024,000	693,575	0.0%
*	Continental Holdings, Ltd.	450,000	6,651	0.0%
#	Convenience Retail Asia, Ltd.	142,000	70,369	0.0%
#*	Convoy Global Holdings, Ltd.	45,930,000	670,744	0.0%
*	Cosmopolitan International Holdings, Ltd.	440,000	23,682	0.0%
#	Cowell e Holdings, Inc.	1,993,000	796,435	0.1%
*	CP Lotus Corp.	11,880,000	179,722	0.0%
*	Crocodile Garments	2,085,000	277,923	0.0%
#	Cross-Harbour Holdings, Ltd. (The)	889,956	1,331,640	0.1%
	CSI Properties, Ltd.	39,356,383	1,890,243	0.1%
#	CW Group Holdings, Ltd.	2,711,500	424,705	0.0%
	Dah Sing Banking Group, Ltd.	3,948,316	8,404,250	0.5%
#	Dah Sing Financial Holdings, Ltd.	1,500,544	12,595,549	0.7%
	Dickson Concepts International, Ltd.	1,282,500	509,279	0.0%
*	Ding He Mining Holdings, Ltd.	8,124,000	52,976	0.0%
*	Dragonite International, Ltd.	56,000	12,200	0.0%
	Dynamic Holdings, Ltd.	52,000	49,619	0.0%
	Eagle Nice International Holdings, Ltd.	1,846,000	638,475	0.0%
	EcoGreen International Group, Ltd.	1,634,640	330,687	0.0%
	Emperor Capital Group, Ltd.	31,323,000	2,808,573	0.2%
	Emperor Entertainment Hotel, Ltd.	4,665,000	1,123,158	0.1%
	Emperor International Holdings, Ltd.	9,154,753	3,015,667	0.2%
*	Emperor Watch & Jewellery, Ltd.	26,450,000	1,134,422	0.1%
*	Enerchina Holdings, Ltd.	20,782,500	462,944	0.0%
*	ENM Holdings, Ltd.	14,680,000	996,530	0.1%
*	EPI Holdings, Ltd.	1	—	0.0%
#*	Esprit Holdings, Ltd.	14,828,050	7,898,155	0.5%
*	eSun Holdings, Ltd.	4,444,000	507,495	0.0%
*	Eternity Investment, Ltd.	830,000	22,203	0.0%
#	Fairwood Holdings, Ltd.	719,100	3,025,228	0.2%

8

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	Far East Consortium International, Ltd.	9,468,288	$5,286,306	0.3%
*	Far East Holdings International, Ltd.	720,000	70,200	0.0%
#	FIH Mobile, Ltd.	16,311,000	5,035,415	0.3%
	First Pacific Co., Ltd.	6,020,000	4,439,524	0.3%
*	First Shanghai Investments, Ltd.	5,576,000	764,347	0.1%
	Fountain SET Holdings, Ltd.	5,730,000	748,422	0.1%
	Four Seas Mercantile Holdings, Ltd.	610,000	266,207	0.0%
*	Freeman FinTech Corp., Ltd.	15,420,000	1,026,968	0.1%
	Fulum Group Holdings, Ltd.	76,000	10,901	0.0%
	Future Bright Holdings, Ltd.	3,288,000	294,947	0.0%
*	Future World Financial Holdings, Ltd.	205,723	3,424	0.0%
*	G-Resources Group, Ltd.	172,599,600	2,475,966	0.2%
#*	GCL New Energy Holdings, Ltd.	28,696,000	1,397,452	0.1%
#	Get Nice Financial Group, Ltd.	1,258,600	186,912	0.0%
#	Get Nice Holdings, Ltd.	41,752,000	1,471,156	0.1%
	Giordano International, Ltd.	11,466,000	6,548,986	0.4%
*	Global Brands Group Holding, Ltd.	33,378,000	3,500,927	0.2%
	Glorious Sun Enterprises, Ltd.	4,328,000	509,908	0.0%
	Gold Peak Industries Holdings, Ltd.	3,029,642	294,889	0.0%
	Golden Resources Development International, Ltd.	3,330,500	217,444	0.0%
#*	Good Resources Holdings, Ltd.	9,720,000	429,807	0.0%
	Goodbaby International Holdings, Ltd.	304,000	125,665	0.0%
*	Grande Holdings, Ltd. (The)	882,000	33,836	0.0%
	Great Eagle Holdings, Ltd.	614,566	3,124,480	0.2%
	Guangnan Holdings, Ltd.	2,363,600	311,804	0.0%
	Guoco Group, Ltd.	2,000	22,933	0.0%
#	Guotai Junan International Holdings, Ltd.	24,430,797	7,574,137	0.5%
#	Haitong International Securities Group, Ltd.	13,596,015	8,029,554	0.5%
	Hanison Construction Holdings, Ltd.	2,103,649	406,962	0.0%
*	Hao Tian Development Group, Ltd.	16,639,200	649,531	0.0%
	Harbour Centre Development, Ltd.	935,500	1,806,924	0.1%
*	Henry Group Holdings, Ltd.	560,000	104,631	0.0%
	High Fashion International, Ltd.	268,000	69,963	0.0%
	HKBN, Ltd.	3,280,500	3,291,327	0.2%
*	HKR International, Ltd.	6,035,136	3,247,425	0.2%
	Hon Kwok Land Investment Co., Ltd.	388,800	210,119	0.0%
	Hong Kong Aircraft Engineering Co., Ltd.	126,800	869,240	0.1%
*	Hong Kong Building & Loan Agency, Ltd. (The)	1,200,000	26,137	0.0%
	Hong Kong Ferry Holdings Co., Ltd.	866,300	992,961	0.1%
	Hong Kong Shanghai Alliance Holdings, Ltd.	1,248,002	145,466	0.0%
*	Hong Kong Television Network, Ltd.	3,075,751	1,182,057	0.1%
#	Hongkong & Shanghai Hotels, Ltd. (The)	2,198,612	3,969,295	0.2%
	Hongkong Chinese, Ltd.	5,038,000	935,213	0.1%
	Hop Hing Group Holdings, Ltd.	10,176,000	258,314	0.0%
	Hopewell Holdings, Ltd.	3,366,000	12,820,606	0.8%
#*	Hsin Chong Group Holdings, Ltd.	13,109,658	587,693	0.0%
#*	Huarong Investment Stock Corp., Ltd.	490,000	72,156	0.0%
*	Huisheng International Holdings, Ltd.	3,328,000	187,460	0.0%
	Hung Hing Printing Group, Ltd.	2,728,000	572,721	0.0%
	Hutchison Telecommunications Hong Kong Holdings, Ltd.	12,042,000	4,240,198	0.3%
*	I-CABLE Communications, Ltd.	4,761,000	298,696	0.0%
	IGG, Inc.	7,821,000	12,074,853	0.7%

9

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
*	Imagi International Holdings, Ltd.	2,142,300	$175,642	0.0%
*	International Standard Resources Holdings, Ltd.	15,485,250	146,747	0.0%
*	iOne Holdings, Ltd.	14,160,000	380,780	0.0%
	IPE Group, Ltd.	3,345,000	827,539	0.1%
#*	IRC, Ltd.	10,590,266	339,186	0.0%
	IT, Ltd.	4,344,532	2,142,790	0.1%
	ITC Properties Group, Ltd.	5,487,001	2,185,667	0.1%
*	Jinhui Holdings Co., Ltd.	102,000	14,088	0.0%
	Johnson Electric Holdings, Ltd.	2,358,750	8,198,460	0.5%
	Kader Holdings Co., Ltd.	92,000	8,590	0.0%
	Kam Hing International Holdings, Ltd.	1,830,000	121,940	0.0%
*	Kantone Holdings, Ltd.	919,364	68,295	0.0%
	Karrie International Holdings, Ltd.	1,878,000	302,919	0.0%
	Keck Seng Investments	878,600	753,308	0.1%
	Kerry Logistics Network, Ltd.	2,406,000	3,555,225	0.2%
	Kingmaker Footwear Holdings, Ltd.	1,914,955	536,831	0.0%
	Kingston Financial Group, Ltd.	119,000	42,971	0.0%
*	Kong Sun Holdings, Ltd.	6,275,000	298,196	0.0%
#	Kowloon Development Co., Ltd.	2,541,000	2,773,163	0.2%
*	Kwan On Holdings, Ltd.	2,340,000	494,463	0.0%
	Kwoon Chung Bus Holdings, Ltd.	44,000	25,868	0.0%
	L'Occitane International SA	807,000	1,857,192	0.1%
*	L'sea Resources International Holdings, Ltd.	5,480,000	68,644	0.0%
	Lai Sun Development Co., Ltd.	92,468,345	3,376,031	0.2%
	Lai Sun Garment International, Ltd.	3,347,156	1,361,970	0.1%
	Lam Soon Hong Kong, Ltd.	302,310	445,250	0.0%
#*	Landing International Development, Ltd.	264,680,000	2,613,526	0.2%
	Landsea Green Properties Co., Ltd.	948,000	77,705	0.0%
*	LEAP Holdings Group, Ltd.	5,160,000	139,348	0.0%
#	Li & Fung, Ltd.	1,860,000	676,480	0.0%
	Lifestyle International Holdings, Ltd.	2,133,500	2,929,010	0.2%
	Lippo China Resources, Ltd.	20,922,000	709,900	0.1%
	Lippo, Ltd.	1,161,700	701,931	0.1%
	Liu Chong Hing Investment, Ltd.	1,313,200	2,018,412	0.1%
	Luk Fook Holdings International, Ltd.	3,243,000	11,088,538	0.7%
	Luks Group Vietnam Holdings Co., Ltd.	514,913	167,548	0.0%
	Lung Kee Bermuda Holdings	1,609,875	731,977	0.1%
#*	Macau Legend Development, Ltd.	17,592,000	3,199,831	0.2%
	Magnificent Hotel Investment, Ltd.	13,170,000	396,427	0.0%
*	Man Sang International, Ltd.	132,000	7,777	0.0%
#	Man Wah Holdings, Ltd.	13,578,800	12,189,256	0.7%
#*	Mason Group Holdings, Ltd.	48,153,399	628,894	0.0%
#	Master Glory Group, Ltd.(BYTP1T9)	45,010,592	852,223	0.1%
#	Master Glory Group, Ltd.(BYTP1T9)	394,860	7,536	0.0%
	Matrix Holdings, Ltd.	1,067,414	387,715	0.0%
	Melbourne Enterprises, Ltd.	39,500	963,190	0.1%
	Melco International Development, Ltd.	5,011,000	13,406,264	0.8%
	Microport Scientific Corp.	133,000	106,137	0.0%
#*	Midland Holdings, Ltd.	5,182,000	1,399,610	0.1%
#*	Midland IC&I, Ltd.	2,591,000	137,723	0.0%
	Ming Fai International Holdings, Ltd.	2,148,000	341,436	0.0%
	Miramar Hotel & Investment	922,000	2,135,124	0.1%

10

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	Modern Dental Group, Ltd.	214,000	$85,196	0.0%
*	Mongolian Mining Corp.	12,498,000	280,279	0.0%
	NagaCorp, Ltd.	11,214,000	5,889,896	0.4%
	Nanyang Holdings, Ltd.	133,500	734,572	0.1%
	National Electronic Hldgs	2,668,600	372,712	0.0%
*	National United Resources Holdings, Ltd.	18,280,000	62,280	0.0%
*	Neo-Neon Holdings, Ltd.	2,337,500	266,224	0.0%
*	Neptune Group, Ltd.	1,105,000	48,140	0.0%
*	NetMind Financial Holdings, Ltd.	133,296,000	563,372	0.0%
*	New Century Group Hong Kong, Ltd.	13,351,464	239,505	0.0%
*	NEW Concepts Holdings, Ltd.	928,000	451,397	0.0%
*	New Times Energy Corp., Ltd.	8,918,600	296,909	0.0%
*	Newocean Energy Holdings, Ltd.	8,052,000	2,465,228	0.2%
*	Next Digital, Ltd.	4,295,183	178,953	0.0%
*	Nine Express, Ltd.	12,438,000	469,947	0.0%
*	O Luxe Holdings, Ltd.	11,674,500	1,361,280	0.1%
	On Time Logistics Holdings, Ltd.	784,000	358,958	0.0%
#	OP Financial Investments, Ltd.	828,000	271,442	0.0%
*	Orange Sky Golden Harvest Entertainment Holdings, Ltd.	9,759,706	1,111,966	0.1%
#*	Orient Overseas International, Ltd.	1,483,500	10,633,402	0.6%
#	Oriental Watch Holdings	3,070,800	668,230	0.0%
*	Pacific Andes International Holdings, Ltd.	19,435,067	68,207	0.0%
*	Pacific Basin Shipping, Ltd.	30,943,000	6,858,051	0.4%
*	Pacific Plywood Holdings, Ltd.	2,200,000	123,917	0.0%
#	Pacific Textiles Holdings, Ltd.	6,707,000	7,740,052	0.5%
	Pak Fah Yeow International, Ltd.	5,000	2,272	0.0%
	Paliburg Holdings, Ltd.	3,152,830	1,288,022	0.1%
*	Pan Asia Environmental Protection Group, Ltd.	214,000	22,180	0.0%
#*	Paradise Entertainment, Ltd.	3,652,000	552,337	0.0%
*	Pearl Oriental Oil, Ltd.	11,849,400	308,147	0.0%
*	Pegasus Entertainment Holdings, Ltd.	664,000	17,541	0.0%
	Pegasus International Holdings, Ltd.	226,000	31,133	0.0%
	Perfect Shape Beauty Technology, Ltd.	1,172,000	117,150	0.0%
#	Pico Far East Holdings, Ltd.	5,578,000	2,335,700	0.1%
	Playmates Holdings, Ltd.	6,920,000	1,018,754	0.1%
	Playmates Toys, Ltd.	6,208,000	1,129,099	0.1%
#	Pokfulam Development Co.	234,000	503,166	0.0%
	Polytec Asset Holdings, Ltd.	11,323,526	900,524	0.1%
	PT International Development Co., Ltd.	2,839,150	142,292	0.0%
	Public Financial Holdings, Ltd.	3,102,000	1,410,479	0.1%
	PuraPharm Corp., Ltd.	137,000	64,795	0.0%
*	PYI Corp., Ltd.	24,147,973	494,505	0.0%
*	Qianhai Health Holdings, Ltd.	157,499	1,512	0.0%
	Raymond Industrial, Ltd.	30,400	4,185	0.0%
#	Regal Hotels International Holdings, Ltd.	2,871,800	2,519,162	0.2%
*	Regent Pacific Group, Ltd.	1,470,000	54,618	0.0%
#	Regina Miracle International Holdings, Ltd.	1,401,000	1,211,075	0.1%
#*	Rentian Technology Holdings, Ltd.	11,250,000	561,707	0.0%
*	Runway Global Holdings Co., Ltd.	588,000	87,370	0.0%
	SA SA International Holdings, Ltd.	11,234,688	4,430,848	0.3%
	Safety Godown Co., Ltd.	400,000	959,017	0.1%
	SAS Dragon Holdings, Ltd.	2,120,000	610,686	0.0%

11

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
#	SEA Holdings, Ltd.	1,172,000	$1,497,848	0.1%
*	SEEC Media Group, Ltd.	6,100,000	27,365	0.0%
	Shangri-La Asia, Ltd.	140,000	237,438	0.0%
#	Shenwan Hongyuan HK, Ltd.	4,201,250	1,620,669	0.1%
*	Shougang Concord Grand Group, Ltd.	1,158,000	33,819	0.0%
	Shun Ho Property Investments, Ltd.	1,254,757	483,641	0.0%
*	Shun Tak Holdings, Ltd.	13,985,419	6,430,625	0.4%
*	Silver base Group Holdings, Ltd.	3,641,515	237,921	0.0%
*	Sincere Watch Hong Kong, Ltd.	4,450,000	98,149	0.0%
	Sing Tao News Corp., Ltd.	1,974,000	247,761	0.0%
#*	Singamas Container Holdings, Ltd.	11,510,000	1,783,489	0.1%
	SIS International Holdings	34,000	18,698	0.0%
	SITC International Holdings Co., Ltd.	2,029,000	1,594,643	0.1%
#	Sitoy Group Holdings, Ltd.	1,463,000	331,443	0.0%
	Sky Light Holdings, Ltd.	304,000	66,505	0.0%
	SmarTone Telecommunications Holdings, Ltd.	3,918,031	5,129,173	0.3%
*	SOCAM Development, Ltd.	1,744,771	457,719	0.0%
*	Solartech International Holdings, Ltd.	11,520,000	627,841	0.0%
*	Solomon Systech International, Ltd.	10,100,000	491,916	0.0%
	Soundwill Holdings, Ltd.	596,500	1,442,367	0.1%
*	South China Assets Holdings, Ltd.	1,679,170	12,080	0.0%
*	South China Financial Holdings, Ltd.	18,650,000	136,235	0.0%
*	South China Holdings Co., Ltd.	17,774,503	694,222	0.0%
	Stella International Holdings, Ltd.	1,774,000	3,183,606	0.2%
*	Stelux Holdings International, Ltd.	3,011,400	251,023	0.0%
	Strong Petrochemical Holdings, Ltd.	1,928,000	175,255	0.0%
*	Success Universe Group, Ltd.	6,716,000	184,942	0.0%
#*	Summit Ascent Holdings, Ltd.	3,490,000	768,601	0.1%
	Sun Hing Vision Group Holdings, Ltd.	358,000	143,159	0.0%
	Sun Hung Kai & Co., Ltd.	4,771,429	3,073,102	0.2%
*	Suncorp Technologies, Ltd.	1,970,000	6,306	0.0%
	Sunwah Kingsway Capital Holdings, Ltd.	7,690,000	113,289	0.0%
	TAI Cheung Holdings, Ltd.	2,114,000	2,246,878	0.1%
	Tai Sang Land Development, Ltd.	781,910	535,614	0.0%
*	Talent Property Group, Ltd.	14,355,000	194,968	0.0%
#	Tan Chong International, Ltd.	1,176,000	353,996	0.0%
	Tao Heung Holdings, Ltd.	1,166,000	289,757	0.0%
	Television Broadcasts, Ltd.	2,183,300	8,223,046	0.5%
*	Termbray Industries International Holdings, Ltd.	2,304,900	230,108	0.0%
	Tern Properties Co., Ltd.	51,200	31,309	0.0%
#	Texwinca Holdings, Ltd.	6,986,000	4,241,130	0.3%
	Tian Teck Land, Ltd.	1,024,000	1,165,341	0.1%
	TK Group Holdings, Ltd.	172,000	69,987	0.0%
*	Tom Group, Ltd.	858,000	209,871	0.0%
#	Town Health International Medical Group, Ltd.	4,318,000	376,132	0.0%
#	Tradelink Electronic Commerce, Ltd.	5,670,000	1,052,905	0.1%
#	Transport International Holdings, Ltd.	1,306,141	4,223,519	0.3%
#*	Trinity, Ltd.	8,046,000	499,686	0.0%
*	TSC Group Holdings, Ltd.	3,386,000	294,853	0.0%
#	Tsui Wah Holdings, Ltd.	1,840,000	285,094	0.0%
#*	United Laboratories International Holdings, Ltd. (The)	5,776,000	3,809,841	0.2%
*	Universal Technologies Holdings, Ltd.	7,410,000	270,977	0.0%

12

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
*	Up Energy Development Group, Ltd.	3,929,000	$12,178	0.0%
	Upbest Group, Ltd.	72,000	11,184	0.0%
*	Value Convergence Holdings, Ltd.	3,280,000	466,560	0.0%
#	Value Partners Group, Ltd.	1,896,000	1,725,820	0.1%
	Vanke Property Overseas, Ltd.	49,000	30,973	0.0%
	Vantage International Holdings, Ltd.	3,160,000	449,692	0.0%
	Varitronix International, Ltd.	2,769,293	1,521,321	0.1%
	Vedan International Holdings, Ltd.	3,576,000	398,534	0.0%
	Victory City International Holdings, Ltd.	24,573,660	881,532	0.1%
	Vitasoy International Holdings, Ltd.	5,585,000	11,495,843	0.7%
*	VS International Group, Ltd.	488,000	18,454	0.0%
#	VST Holdings, Ltd.	5,221,600	1,580,311	0.1%
	VTech Holdings, Ltd.	854,500	13,536,044	0.8%
	Wai Kee Holdings, Ltd.	7,640,738	3,355,349	0.2%
	Wang On Group, Ltd.	5,160,000	48,248	0.0%
	Win Hanverky Holdings, Ltd.	2,734,000	381,739	0.0%
*	Winfull Group Holdings, Ltd.	9,512,000	235,364	0.0%
	Wing On Co. International, Ltd.	759,000	2,493,493	0.2%
	Wing Tai Properties, Ltd.	1,993,331	1,335,029	0.1%
	Wonderful Sky Financial Group Holdings, Ltd.	898,000	239,184	0.0%
	Wong's International Holdings, Ltd.	737,641	332,970	0.0%
	Wong's Kong King International	322,000	33,815	0.0%
	Xinyi Glass Holdings, Ltd.	17,658,000	17,478,320	1.0%
	Yangtzekiang Garment, Ltd.	606,500	229,126	0.0%
*	Yat Sing Holdings, Ltd.	190,000	83,484	0.0%
*	Yau Lee Holdings, Ltd.	424,000	65,419	0.0%
#	Yeebo International Holdings, Ltd.	2,922,000	1,382,462	0.1%
	YGM Trading, Ltd.	447,000	419,982	0.0%
*	YT Realty Group, Ltd.	749,000	239,714	0.0%
	Yugang International, Ltd.	90,818,000	2,245,787	0.1%
TOTAL HONG KONG			496,210,533	29.0%

NEW ZEALAND — (7.0%)
#*	a2 Milk Co., Ltd.	2,469,247	7,240,338	0.4%
	Abano Healthcare Group, Ltd.	30,725	210,692	0.0%
	Air New Zealand, Ltd.	3,693,701	8,825,739	0.5%
	Arvida Group, Ltd.	87,109	85,564	0.0%
	Briscoe Group, Ltd.	2,235	6,436	0.0%
	CBL Corp., Ltd.	10,545	25,875	0.0%
	Chorus, Ltd.	2,223,591	7,545,216	0.4%
	Colonial Motor Co., Ltd. (The)	144,588	820,619	0.1%
	Comvita, Ltd.	2,780	11,815	0.0%
	Contact Energy, Ltd.	1,819,621	6,946,990	0.4%
	EBOS Group, Ltd.	451,590	5,794,189	0.3%
	Evolve Education Group, Ltd.	36,611	25,764	0.0%
#	Freightways, Ltd.	974,609	5,472,056	0.3%
	Genesis Energy, Ltd.	1,219,140	2,171,142	0.1%
	Gentrack Group, Ltd.	20,725	73,972	0.0%
	Hallenstein Glasson Holdings, Ltd.	242,445	536,702	0.0%
	Heartland Bank, Ltd.	1,040,255	1,356,540	0.1%
	Infratil, Ltd.	3,268,694	7,125,101	0.4%
	Investore Property, Ltd.	22,938	23,196	0.0%

13

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
NEW ZEALAND — (Continued)
	Kathmandu Holdings, Ltd.	715,217	$1,069,407	0.1%
#	Mainfreight, Ltd.	539,049	9,282,677	0.6%
	Methven, Ltd.	96,877	80,234	0.0%
	Metlifecare, Ltd.	600,280	2,362,469	0.1%
#	Metro Performance Glass, Ltd.	49,156	49,714	0.0%
	Millennium & Copthorne Hotels New Zealand, Ltd.	395,725	809,045	0.1%
*	New Zealand Oil & Gas, Ltd.	829,896	380,092	0.0%
	New Zealand Refining Co., Ltd. (The)	616,799	1,103,460	0.1%
#	NZME, Ltd.	945,851	646,795	0.0%
#	NZX, Ltd.	952,265	782,976	0.1%
	Opus International Consultants, Ltd.	12,925	9,564	0.0%
*	Orion Health Group, Ltd.	4,001	3,751	0.0%
*	Pacific Edge, Ltd.	442,720	165,426	0.0%
	PGG Wrightson, Ltd.	999,976	424,743	0.0%
#	Port of Tauranga, Ltd.	2,576,525	8,404,908	0.5%
	Restaurant Brands New Zealand, Ltd.	593,355	2,722,115	0.2%
*	Rubicon, Ltd.	1,442,620	243,596	0.0%
#	Ryman Healthcare, Ltd.	1,262,823	7,672,289	0.5%
	Sanford, Ltd.	382,357	1,961,589	0.1%
	Scales Corp., Ltd.	74,965	182,439	0.0%
	Scott Technology, Ltd.	45,734	103,172	0.0%
#	Skellerup Holdings, Ltd.	563,985	702,496	0.0%
#	SKY Network Television, Ltd.	2,080,268	5,260,001	0.3%
	SKYCITY Entertainment Group, Ltd.	5,292,424	15,829,077	0.9%
	Steel & Tube Holdings, Ltd.	441,625	819,354	0.1%
	Summerset Group Holdings, Ltd.	824,827	2,870,661	0.2%
	Tilt Renewables, Ltd.	87,581	130,277	0.0%
	Tourism Holdings, Ltd.	387,215	1,191,954	0.1%
#*	Tower, Ltd.	887,040	845,409	0.1%
	Trade Me Group, Ltd.	1,783,440	6,965,530	0.4%
	Trustpower, Ltd.	145,712	579,718	0.0%
	Vector, Ltd.	1,381,288	3,369,917	0.2%
	Warehouse Group, Ltd. (The)	698,604	1,049,726	0.1%
*	Xero, Ltd.	204,892	3,784,236	0.2%
	Z Energy, Ltd.	365,111	2,113,512	0.1%
TOTAL NEW ZEALAND			138,270,275	8.1%

SINGAPORE — (10.4%)
*	Abterra, Ltd.	531,800	114,820	0.0%
	Accordia Golf Trust	3,173,100	1,647,716	0.1%
	AEM Holdings, Ltd.	9,900	15,382	0.0%
#	Amara Holdings, Ltd.	974,800	368,153	0.0%
	Ascendas India Trust	1,507,400	1,242,835	0.1%
*	ASL Marine Holdings, Ltd.	148,950	13,864	0.0%
	Baker Technology, Ltd.	289,580	129,351	0.0%
*	Banyan Tree Holdings, Ltd.	1,022,900	378,691	0.0%
#	Best World International, Ltd.	2,067,250	2,132,391	0.1%
	Bonvests Holdings, Ltd.	950,000	897,168	0.1%
*	Boustead Projects, Ltd.	497,612	332,494	0.0%
	Boustead Singapore, Ltd.	1,827,636	1,167,801	0.1%
	Breadtalk Group, Ltd.	894,200	970,851	0.1%
	Broadway Industrial Group, Ltd.	370,330	35,197	0.0%

14

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SINGAPORE — (Continued)
#	Bukit Sembawang Estates, Ltd.	709,203	$3,384,214	0.2%
	Bund Center Investment, Ltd.	659,825	378,303	0.0%
#	Centurion Corp., Ltd.	825,900	293,884	0.0%
#	China Aviation Oil Singapore Corp., Ltd.	2,336,199	2,832,910	0.2%
	China Sunsine Chemical Holdings, Ltd.	172,500	96,323	0.0%
	Chip Eng Seng Corp., Ltd.	3,445,300	1,814,601	0.1%
	Chuan Hup Holdings, Ltd.	3,853,500	742,567	0.1%
	CITIC Envirotech, Ltd.	362,200	191,874	0.0%
*	Cityneon Holdings, Ltd.	248,300	175,822	0.0%
	Civmec, Ltd.	162,700	73,252	0.0%
#*	COSCO Shipping International Singapore Co., Ltd.	8,095,300	1,613,809	0.1%
*	Creative Technology, Ltd.	272,200	192,822	0.0%
	CSE Global, Ltd.	3,443,600	1,075,144	0.1%
#	CWT, Ltd.	1,799,000	2,912,170	0.2%
#	Del Monte Pacific, Ltd.	2,363,364	557,423	0.0%
#	Delfi, Ltd.	788,500	1,146,086	0.1%
*	DMX Technologies Group, Ltd.	2,096,000	30,261	0.0%
	Duty Free International, Ltd.	132,000	32,097	0.0%
*	Dyna-Mac Holdings, Ltd.	2,007,300	203,837	0.0%
	Elec & Eltek International Co., Ltd.	154,800	232,204	0.0%
	EnGro Corp., Ltd.	354,000	239,804	0.0%
#*	Ezion Holdings, Ltd.	12,591,378	2,146,410	0.1%
#*	Ezra Holdings, Ltd.	19,242,923	153,748	0.0%
*	Falcon Energy Group, Ltd.	1,738,500	59,310	0.0%
	Far East Orchard, Ltd.	1,085,585	1,238,494	0.1%
#	First Resources, Ltd.	4,935,500	6,793,700	0.4%
*	First Ship Lease Trust	160,900	9,125	0.0%
	First Sponsor Group, Ltd.	440,661	422,534	0.0%
#	Food Empire Holdings, Ltd.	1,418,200	690,085	0.0%
	Fragrance Group, Ltd.	6,077,000	741,590	0.1%
	Frasers Centrepoint, Ltd.	516,700	705,637	0.0%
	Frencken Group, Ltd.	59,800	20,861	0.0%
	Fu Yu Corp., Ltd.	1,622,200	232,843	0.0%
#*	Gallant Venture, Ltd.	4,992,500	495,812	0.0%
#	Geo Energy Resources, Ltd.	2,250,300	408,585	0.0%
	GK Goh Holdings, Ltd.	1,484,065	1,003,847	0.1%
	GL, Ltd.	3,401,300	1,765,672	0.1%
	Golden Agri-Resources, Ltd.	22,363,500	6,091,286	0.4%
*	Golden Energy & Resources, Ltd.	148,900	43,253	0.0%
	GP Batteries International, Ltd.	235,000	140,944	0.0%
	GP Industries, Ltd.	2,567,609	1,130,104	0.1%
	GSH Corp., Ltd.	60,860	22,546	0.0%
#	GuocoLand, Ltd.	1,036,614	1,422,466	0.1%
#*	Halcyon Agri Corp., Ltd.	1,695,148	701,737	0.0%
	Hanwell Holdings, Ltd.	1,842,619	434,497	0.0%
#	Haw Par Corp., Ltd.	56,000	455,280	0.0%
#	Health Management International, Ltd.	1,405,730	689,081	0.0%
	Hi-P International, Ltd.	1,271,600	844,779	0.1%
#	Hiap Hoe, Ltd.	498,000	253,115	0.0%
	Ho Bee Land, Ltd.	1,604,700	2,727,514	0.2%
	Hong Fok Corp., Ltd.	3,551,394	2,037,387	0.1%
	Hong Leong Asia, Ltd.	716,300	569,896	0.0%
15

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SINGAPORE — (Continued)
	Hong Leong Finance, Ltd.	176,700	$337,645	0.0%
	Hotel Grand Central, Ltd.	1,461,261	1,438,377	0.1%
	Hour Glass, Ltd. (The)	1,814,832	882,501	0.1%
	Hutchison Port Holdings Trust	3,377,900	1,451,298	0.1%
	Hwa Hong Corp., Ltd.	2,123,500	477,174	0.0%
	Hyflux, Ltd.	3,262,300	1,303,671	0.1%
	Indofood Agri Resources, Ltd.	3,432,100	1,197,544	0.1%
	InnoTek, Ltd.	408,900	108,450	0.0%
*	IPC Corp., Ltd.	225,970	67,007	0.0%
	Isetan Singapore, Ltd.	119,000	348,250	0.0%
#	Japfa, Ltd.	2,179,700	1,020,429	0.1%
#	k1 Ventures, Ltd.	1,005,220	466,998	0.0%
	Keppel Infrastructure Trust	8,675,332	3,561,073	0.2%
	Keppel Telecommunications & Transportation, Ltd.	1,369,300	1,725,495	0.1%
	Koh Brothers Group, Ltd.	1,432,000	300,654	0.0%
#*	KrisEnergy, Ltd.	1,190,300	92,386	0.0%
	KSH Holdings, Ltd.	269,200	178,859	0.0%
	Lian Beng Group, Ltd.	2,253,500	981,521	0.1%
	Low Keng Huat Singapore, Ltd.	889,800	413,724	0.0%
	Lum Chang Holdings, Ltd.	1,094,030	278,103	0.0%
#	M1, Ltd.	2,667,000	4,221,959	0.3%
#	Mandarin Oriental International, Ltd.	279,200	558,238	0.0%
*	Mermaid Maritime PCL	274,000	32,623	0.0%
#	Metro Holdings, Ltd.	2,769,292	2,383,031	0.1%
	Mewah International, Inc.	89,000	18,764	0.0%
*	Midas Holdings, Ltd.	8,558,700	1,398,144	0.1%
*	Nam Cheong, Ltd.	6,557,040	99,778	0.0%
	Nera Telecommunications, Ltd.	1,143,400	315,445	0.0%
	New Toyo International Holdings, Ltd.	1,624,000	330,020	0.0%
#*	Noble Group, Ltd.	7,518,480	2,538,469	0.2%
	NSL, Ltd.	409,900	432,919	0.0%
	Olam International, Ltd.	317,100	449,226	0.0%
	OUE, Ltd.	1,996,500	2,842,253	0.2%
#	Overseas Education, Ltd.	65,300	18,499	0.0%
#	Oxley Holdings, Ltd.	2,187,900	921,826	0.1%
#*	Pacc Offshore Services Holdings, Ltd.	516,900	108,839	0.0%
#	Pan-United Corp., Ltd.	1,948,600	779,372	0.1%
*	Penguin International, Ltd.	446,032	82,637	0.0%
	Perennial Real Estate Holdings, Ltd.	117,100	74,836	0.0%
#	Q&M Dental Group Singapore, Ltd.	2,188,300	1,072,746	0.1%
	QAF, Ltd.	1,359,162	1,253,640	0.1%
*	Raffles Education Corp., Ltd.	4,176,710	582,479	0.0%
#	Raffles Medical Group, Ltd.	4,704,473	4,579,251	0.3%
	RHT Health Trust	3,098,700	2,013,155	0.1%
#	Riverstone Holdings, Ltd.	1,156,600	844,126	0.1%
	Rotary Engineering, Ltd.	1,499,400	397,477	0.0%
#*	Rowsley, Ltd.	4,411,200	227,444	0.0%
	Roxy-Pacific Holdings, Ltd.	297,500	116,911	0.0%
	San Teh, Ltd.	171,787	27,386	0.0%
	SATS, Ltd.	1,090,400	4,045,026	0.2%
	SBS Transit, Ltd.	926,200	1,755,816	0.1%
#	SembCorp Industries, Ltd.	3,431,700	7,671,708	0.5%

16

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SINGAPORE — (Continued)
#	SembCorp Marine, Ltd.	3,825,900	$4,567,215	0.3%
	Sheng Siong Group, Ltd.	4,266,400	3,067,953	0.2%
#	SHS Holdings, Ltd.	2,304,100	367,948	0.0%
	SIA Engineering Co., Ltd.	250,100	741,030	0.0%
#	SIIC Environment Holdings, Ltd.	4,602,820	1,738,340	0.1%
#	Sinarmas Land, Ltd.	6,897,100	2,155,031	0.1%
	Sing Holdings, Ltd.	1,150,700	296,570	0.0%
	Sing Investments & Finance, Ltd.	309,475	330,443	0.0%
#	Singapore Post, Ltd.	10,740,900	10,375,752	0.6%
	Singapore Reinsurance Corp., Ltd.	1,514,530	351,260	0.0%
	Singapore Shipping Corp., Ltd.	1,640,700	321,583	0.0%
	Singapura Finance, Ltd.	348,124	264,186	0.0%
#	Sino Grandness Food Industry Group, Ltd.	4,336,435	771,037	0.1%
	Stamford Land Corp., Ltd.	3,188,100	1,180,670	0.1%
#	StarHub, Ltd.	1,826,100	3,607,802	0.2%
	Straco Corp., Ltd.	130,000	83,086	0.0%
	Sunningdale Tech, Ltd.	881,360	1,114,325	0.1%
*	SunVic Chemical Holdings, Ltd.	1,137,845	81,629	0.0%
#*	Swiber Holdings, Ltd.	2,895,250	42,900	0.0%
*	Tat Hong Holdings, Ltd.	2,662,560	697,882	0.0%
	Tiong Woon Corp. Holding, Ltd.	228,100	38,819	0.0%
#	Tuan Sing Holdings, Ltd.	4,252,495	989,813	0.1%
	UMS Holdings, Ltd.	2,656,700	1,940,361	0.1%
	United Engineers, Ltd.	3,318,328	6,604,023	0.4%
#	United Industrial Corp., Ltd.	167,752	386,069	0.0%
	United Overseas Insurance, Ltd.	181,850	731,358	0.0%
	UOB-Kay Hian Holdings, Ltd.	2,008,761	1,970,042	0.1%
	UOL Group, Ltd.	2,110,717	11,711,129	0.7%
#	UPP Holdings, Ltd.	3,076,900	603,578	0.0%
	Valuetronics Holdings, Ltd.	1,915,950	1,105,739	0.1%
	Venture Corp., Ltd.	1,994,100	17,454,768	1.0%
	Vibrant Group, Ltd.	1,974,019	544,108	0.0%
	Vicom, Ltd.	119,500	493,016	0.0%
	Wee Hur Holdings, Ltd.	2,670,400	445,954	0.0%
#	Wheelock Properties Singapore, Ltd.	1,926,400	2,623,040	0.2%
	Wing Tai Holdings, Ltd.	3,573,667	5,167,215	0.3%
#	Yeo Hiap Seng, Ltd.	223,731	211,113	0.0%
	YHI International, Ltd.	176,200	44,529	0.0%
*	Yongnam Holdings, Ltd.	2,977,200	443,227	0.0%
	Zhongmin Baihui Retail Group, Ltd.	26,900	20,605	0.0%
TOTAL SINGAPORE			206,628,609	12.0%
TOTAL COMMON STOCKS			1,705,504,035	99.6%
RIGHTS/WARRANTS — (0.0%)

AUSTRALIA — (0.0%)
*	Centrebet International, Ltd. Claim Units Rights	81,336	—	0.0%
*	Centrebet International, Ltd. Litigation Rights	81,336	—	0.0%
*	Collins Foods, Ltd. Rights 07/12/17	46,387	—	0.0%
*	Link Administration Holdings, Ltd. Rights 07/17/17	253,844	223,395	0.0%
TOTAL AUSTRALIA			223,395	0.0%

17

The Asia Pacific Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
HONG KONG — (0.0%)
* Cheuk Nang Holdings, Ltd. Rights 06/21/18	24,412	$3,127	0.0%
* International Standard Resources Holdings, Ltd. Warrants 05/10/18	3,097,050	5,553	0.0%
TOTAL HONG KONG		8,680	0.0%

NEW ZEALAND — (0.0%)
* Orion Health Group, Ltd. Rights 06/29/17	889	248	0.0%

SINGAPORE — (0.0%)
* Duty Free International, Ltd. Rights 05/13/22	17,080	372	0.0%
* Pan-United Corp., Ltd. Rights 07/12/17	487,150	39,630	0.0%
TOTAL SINGAPORE		40,002	0.0%
TOTAL RIGHTS/WARRANTS		272,325	0.0%
MUTUAL FUNDS — (0.0%)

AUSTRALIA — (0.0%)
Qube Logistics Mutual Fund	119,428	241,414	0.0%
TOTAL INVESTMENT SECURITIES		1,706,017,774

		Value†
SECURITIES LENDING COLLATERAL — (14.1%)
§@ DFA Short Term Investment Fund	24,154,117	279,511,440	16.3%
TOTAL INVESTMENTS — (100.0%) (Cost $1,963,290,264)^		$1,985,536,391	115.9%

18

THE UNITED KINGDOM SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2017
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (96.6%)
Consumer Discretionary — (19.6%)
	4imprint Group P.L.C.	100,984	$2,210,137	0.1%
	888 Holdings P.L.C.	1,003,090	3,331,300	0.2%
	AA P.L.C.	3,246,551	9,646,817	0.5%
	B&M European Value Retail SA	3,475,343	15,343,271	0.7%
	Bellway P.L.C.	669,602	25,983,899	1.2%
	Berkeley Group Holdings P.L.C.	262,704	11,046,575	0.5%
	Bloomsbury Publishing P.L.C.	290,057	628,896	0.0%
	Bovis Homes Group P.L.C.	921,633	11,475,164	0.5%
	Card Factory P.L.C.	1,013,934	3,929,746	0.2%
*	Carpetright P.L.C.	95,402	232,191	0.0%
#	Centaur Media P.L.C.	537,905	336,636	0.0%
	Cineworld Group P.L.C.	1,228,419	11,227,228	0.5%
	Connect Group P.L.C.	1,312,384	1,922,139	0.1%
	Crest Nicholson Holdings P.L.C.	1,645,218	11,227,994	0.5%
	Daily Mail & General Trust P.L.C.	1,314,134	11,420,129	0.5%
	Debenhams P.L.C.	6,862,458	3,873,088	0.2%
	DFS Furniture P.L.C.	323,708	866,738	0.0%
	Dignity P.L.C.	251,989	8,174,040	0.4%
	Dixons Carphone P.L.C.	2,697,016	9,969,964	0.5%
	Domino's Pizza Group P.L.C.	2,536,833	9,709,371	0.5%
	Dunelm Group P.L.C.	384,367	3,017,002	0.1%
*	EI Group P.L.C.	3,243,847	5,427,870	0.3%
	Entertainment One, Ltd.	1,165,248	3,346,304	0.2%
	Euromoney Institutional Investor P.L.C.	282,895	3,951,210	0.2%
*	Findel P.L.C.	239,314	623,845	0.0%
	Fuller Smith & Turner P.L.C. Class A	135,207	1,878,600	0.1%
*	Future P.L.C.	52,125	180,257	0.0%
	Games Workshop Group P.L.C.	106,626	1,666,515	0.1%
	Greene King P.L.C.	1,786,209	15,676,299	0.7%
	Greggs P.L.C.	567,823	7,980,284	0.4%
	GVC Holdings P.L.C.	1,279,231	12,607,286	0.6%
#	Gym Group P.L.C. (The)	182,374	446,738	0.0%
	Halfords Group P.L.C.	1,197,635	5,334,893	0.3%
	Headlam Group P.L.C.	441,820	3,096,680	0.1%
	Henry Boot P.L.C.	417,992	1,652,048	0.1%
	Hostelworld Group P.L.C.	31,199	140,809	0.0%
	Huntsworth P.L.C.	970,321	731,281	0.0%
	Inchcape P.L.C.	2,190,976	21,536,970	1.0%
	ITE Group P.L.C.	1,532,231	3,076,238	0.1%
#	J D Wetherspoon P.L.C.	481,928	6,124,421	0.3%
#*	Jackpotjoy P.L.C.	57,672	512,340	0.0%
	JD Sports Fashion P.L.C.	2,325,390	10,592,300	0.5%
*	Jimmy Choo P.L.C.	316,174	856,264	0.0%
	John Menzies P.L.C.	476,310	4,365,682	0.2%
	Ladbrokes Coral Group P.L.C.	5,357,119	7,988,567	0.4%
#	Laura Ashley Holdings P.L.C.	1,465,488	217,117	0.0%
	Lookers P.L.C.	1,876,000	2,791,076	0.1%
	Marston's P.L.C.	3,644,221	5,793,791	0.3%
	McCarthy & Stone P.L.C.	1,410,077	3,023,156	0.1%
	Millennium & Copthorne Hotels P.L.C.	1,000,376	5,769,598	0.3%
	Mitchells & Butlers P.L.C.	1,157,232	3,473,402	0.2%

1

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	MJ Gleeson P.L.C.	189,171	$1,528,708	0.1%
#*	Mothercare P.L.C.	683,942	1,025,781	0.1%
	N Brown Group P.L.C.	979,885	3,962,019	0.2%
#*	Ocado Group P.L.C.	2,584,145	9,725,884	0.5%
	On the Beach Group P.L.C.	3,760	19,115	0.0%
	Pendragon P.L.C.	6,872,682	2,782,044	0.1%
#	Pets at Home Group P.L.C.	1,313,073	2,764,068	0.1%
	Photo-Me International P.L.C.	1,188,523	2,565,943	0.1%
*	Punch Taverns P.L.C.	133,442	310,703	0.0%
	Rank Group P.L.C.	778,257	2,409,760	0.1%
	Redrow P.L.C.	1,386,677	9,883,202	0.5%
	Restaurant Group P.L.C. (The)	1,177,060	5,022,056	0.2%
*	Sportech P.L.C.	396,817	551,881	0.0%
#*	Sports Direct International P.L.C.	1,243,765	4,718,661	0.2%
	SSP Group P.L.C.	1,668,060	10,335,138	0.5%
	STV Group P.L.C.	4,868	24,311	0.0%
	SuperGroup P.L.C.	289,877	5,644,324	0.3%
	Tarsus Group P.L.C.	207,820	752,494	0.0%
	Ted Baker P.L.C.	153,478	4,774,681	0.2%
	Thomas Cook Group P.L.C.	8,687,680	10,178,500	0.5%
	Topps Tiles P.L.C.	925,429	994,914	0.1%
	Trinity Mirror P.L.C.	1,714,822	2,191,719	0.1%
	UBM P.L.C.	2,081,478	18,705,781	0.9%
	Vitec Group P.L.C. (The)	162,558	2,159,525	0.1%
	WH Smith P.L.C.	680,498	15,189,711	0.7%
	William Hill P.L.C.	4,381,360	14,520,545	0.7%
Total Consumer Discretionary			429,175,634	20.1%

Consumer Staples — (4.8%)
	A.G. Barr P.L.C.	668,022	5,354,294	0.2%
#	Anglo-Eastern Plantations P.L.C.	104,452	1,107,162	0.1%
	Booker Group P.L.C.	8,370,700	20,299,403	1.0%
	Britvic P.L.C.	1,321,646	11,912,252	0.6%
	Cranswick P.L.C.	273,880	10,009,197	0.5%
#	Dairy Crest Group P.L.C.	841,204	6,553,289	0.3%
	Devro P.L.C.	930,843	2,506,641	0.1%
	Greencore Group P.L.C.	3,643,038	11,676,682	0.5%
	Hilton Food Group P.L.C.	51,091	490,964	0.0%
	McBride P.L.C.	1,043,698	2,545,742	0.1%
	McColl's Retail Group P.L.C.	42,133	110,022	0.0%
*	Premier Foods P.L.C.	4,724,268	2,494,678	0.1%
	PZ Cussons P.L.C.	1,524,870	6,807,920	0.3%
*	REA Holdings P.L.C.	50,639	216,960	0.0%
	Stock Spirits Group P.L.C.	768,228	1,697,062	0.1%
	Tate & Lyle P.L.C.	2,479,497	21,369,224	1.0%
Total Consumer Staples			105,151,492	4.9%

Energy — (3.9%)
	Amec Foster Wheeler P.L.C.	2,037,469	12,411,144	0.6%
	Anglo Pacific Group P.L.C.	798,827	1,150,976	0.1%
*	Cairn Energy P.L.C.	3,678,960	8,259,950	0.4%
#*	EnQuest P.L.C.	6,129,232	2,538,894	0.1%

2

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Energy — (Continued)
*	Gulf Keystone Petroleum, Ltd.	184,232	$232,632	0.0%
	Gulf Marine Services P.L.C.	122,883	88,130	0.0%
*	Hunting P.L.C.	892,983	5,679,434	0.3%
	James Fisher & Sons P.L.C.	266,068	5,652,805	0.3%
	John Wood Group P.L.C.	1,951,303	16,303,499	0.7%
*	Lamprell P.L.C.	1,147,970	1,528,674	0.1%
*	Nostrum Oil & Gas P.L.C.	104,053	655,445	0.0%
*	Ophir Energy P.L.C.	4,544,480	5,033,155	0.2%
	Petrofac, Ltd.	1,280,913	7,365,211	0.3%
#*	Premier Oil P.L.C.	3,029,094	1,977,521	0.1%
	Soco International P.L.C.	1,239,300	1,881,514	0.1%
	Stobart Group, Ltd.	1,086,251	4,192,480	0.2%
#*	Tullow Oil P.L.C.	5,659,078	11,124,625	0.5%
Total Energy			86,076,089	4.0%

Financials — (14.9%)
	Aberdeen Asset Management P.L.C.	3,284,338	12,930,761	0.6%
*	Aldermore Group P.L.C.	912,985	2,584,744	0.1%
	Arrow Global Group P.L.C.	875,246	4,619,925	0.2%
	Ashmore Group P.L.C.	1,963,444	9,037,258	0.4%
	Beazley P.L.C.	2,787,563	17,729,775	0.8%
	BGEO Group P.L.C.	228,246	10,383,508	0.5%
	Brewin Dolphin Holdings P.L.C.	1,582,577	7,061,691	0.3%
	Charles Stanley Group P.L.C.	122,025	572,082	0.0%
	Charles Taylor P.L.C.	192,071	600,314	0.0%
	Chesnara P.L.C.	678,516	3,415,456	0.2%
	Close Brothers Group P.L.C.	804,103	15,816,439	0.7%
	CMC Markets P.L.C.	128,396	238,880	0.0%
*	CYBG P.L.C.	1,554,756	5,592,514	0.3%
	esure Group P.L.C.	1,478,561	5,796,186	0.3%
	Hansard Global P.L.C.	16,468	19,296	0.0%
	Hastings Group Holdings P.L.C.	522,252	2,134,527	0.1%
	Hiscox, Ltd.	1,520,623	25,107,822	1.2%
	IG Group Holdings P.L.C.	1,792,534	13,269,207	0.6%
	Intermediate Capital Group P.L.C.	1,411,465	15,306,460	0.7%
	International Personal Finance P.L.C.	1,103,829	2,425,812	0.1%
*	IP Group P.L.C.(BZ3T570)	140,181	—	0.0%
#*	IP Group P.L.C.(B128J45)	1,822,358	3,207,006	0.2%
#*	Janus Henderson Group P.L.C.	562,840	18,861,129	0.9%
	Jardine Lloyd Thompson Group P.L.C.	644,796	10,075,615	0.5%
	Jupiter Fund Management P.L.C.	2,227,194	14,648,625	0.7%
	Just Group P.L.C.	1,860,415	3,090,372	0.1%
	Lancashire Holdings, Ltd.	1,128,968	10,252,553	0.5%
	Man Group P.L.C.	9,049,878	18,261,486	0.9%
	NEX Group P.L.C.	1,643,215	13,371,592	0.6%
	Novae Group P.L.C.	324,392	2,408,488	0.1%
#	OneSavings Bank P.L.C.	674,762	3,292,104	0.2%
	Paragon Group of Cos. P.L.C. (The)	1,515,170	8,428,109	0.4%
	Phoenix Group Holdings	1,858,807	18,770,918	0.9%
	Rathbone Brothers P.L.C.	236,345	7,801,151	0.4%
	S&U P.L.C.	20,417	542,065	0.0%
	Saga P.L.C.	5,529,005	15,082,868	0.7%

3

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Financials — (Continued)
	Shawbrook Group P.L.C.	394,023	$1,739,997	0.1%
	TP ICAP P.L.C.	2,738,199	16,662,727	0.8%
	Virgin Money Holdings UK P.L.C.	1,250,280	4,341,238	0.2%
*	Waterloo Investment Holdings, Ltd.	5,979	545	0.0%
Total Financials			325,481,245	15.3%

Health Care — (3.5%)
*	BTG P.L.C.	1,870,654	17,000,891	0.8%
*	Cambian Group P.L.C.	559,761	1,213,702	0.1%
#*	Circassia Pharmaceuticals P.L.C.	469,883	557,485	0.0%
	Consort Medical P.L.C.	260,576	3,549,340	0.2%
	Dechra Pharmaceuticals P.L.C.	391,970	8,686,220	0.4%
	Genus P.L.C.	325,361	7,530,738	0.4%
	Indivior P.L.C.	3,801,468	15,479,273	0.7%
	Spire Healthcare Group P.L.C.	1,049,538	4,436,220	0.2%
	UDG Healthcare P.L.C.	1,250,220	14,101,357	0.7%
*	Vectura Group P.L.C.	3,488,250	5,087,622	0.2%
Total Health Care			77,642,848	3.7%

Industrials — (28.0%)
	Aggreko P.L.C.	1,332,278	15,959,664	0.8%
	Air Partner P.L.C.	236,761	343,114	0.0%
	Alumasc Group P.L.C. (The)	114,348	277,080	0.0%
	Avon Rubber P.L.C.	115,594	1,533,839	0.1%
	Balfour Beatty P.L.C.	3,549,781	12,522,758	0.6%
	BBA Aviation P.L.C.	5,667,084	22,687,291	1.1%
	Berendsen P.L.C.	823,219	13,197,649	0.6%
	Bodycote P.L.C.	1,132,110	11,113,256	0.5%
#	Braemar Shipping Services P.L.C.	115,794	422,831	0.0%
	Cape P.L.C.	734,268	1,793,486	0.1%
	Capita P.L.C.	1,082,994	9,759,401	0.5%
#	Carillion P.L.C.	2,653,376	6,453,067	0.3%
	Carr's Group P.L.C.	343,111	616,137	0.0%
	Castings P.L.C.	157,187	947,926	0.1%
	Chemring Group P.L.C.	1,652,568	3,976,844	0.2%
#	Clarkson P.L.C.	131,782	4,333,491	0.2%
	Clipper Logistics P.L.C.	17,769	94,208	0.0%
	Cobham P.L.C.	12,264,036	20,710,968	1.0%
	Communisis P.L.C.	1,064,129	704,812	0.0%
	Costain Group P.L.C.	509,418	3,059,940	0.1%
	De La Rue P.L.C.	665,149	5,787,553	0.3%
*	Dialight P.L.C.	102,467	1,465,673	0.1%
	Diploma P.L.C.	596,092	8,563,872	0.4%
	Fenner P.L.C.	1,162,357	4,334,507	0.2%
*	Firstgroup P.L.C.	7,268,140	11,914,687	0.6%
*	Flybe Group P.L.C.	616,871	295,171	0.0%
	G4S P.L.C.	1,569,339	6,674,275	0.3%
	Galliford Try P.L.C.	481,131	7,282,880	0.3%
	Go-Ahead Group P.L.C.	226,040	5,180,207	0.2%
	Goodwin P.L.C.	383	7,840	0.0%
	Grafton Group P.L.C.	1,236,009	11,345,645	0.5%
	Harvey Nash Group P.L.C.	46,693	52,217	0.0%

4

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Hays P.L.C.	6,845,876	$14,801,470	0.7%
	Hogg Robinson Group P.L.C.	134,014	115,226	0.0%
	HomeServe P.L.C.	1,369,369	13,106,036	0.6%
	Howden Joinery Group P.L.C.	3,209,546	17,025,968	0.8%
	IMI P.L.C.	1,390,031	21,649,967	1.0%
	Interserve P.L.C.	841,666	2,534,009	0.1%
	IWG P.L.C.	3,349,423	14,120,760	0.7%
	John Laing Group P.L.C.	1,175,396	4,639,202	0.2%
	Keller Group P.L.C.	433,465	4,968,184	0.2%
	Kier Group P.L.C.	558,502	8,924,617	0.4%
	Management Consulting Group P.L.C.	788,035	84,091	0.0%
	Mears Group P.L.C.	559,010	3,467,733	0.2%
	Meggitt P.L.C.	4,273,091	26,551,937	1.3%
	Melrose Industries P.L.C.	10,887,020	34,394,454	1.6%
#	Mitie Group P.L.C.	2,122,246	7,650,038	0.4%
	Morgan Advanced Materials P.L.C.	1,527,336	5,644,861	0.3%
	Morgan Sindall Group P.L.C.	208,261	3,358,391	0.2%
	National Express Group P.L.C.	2,200,842	10,510,638	0.5%
	Norcros P.L.C.	27,976	66,264	0.0%
	Northgate P.L.C.	838,501	4,840,377	0.2%
	Pagegroup P.L.C.	1,596,218	9,907,469	0.5%
	PayPoint P.L.C.	260,966	3,006,946	0.1%
	Polypipe Group P.L.C.	986,300	4,915,999	0.2%
	Porvair P.L.C.	7,527	54,310	0.0%
	QinetiQ Group P.L.C.	3,269,092	11,516,325	0.5%
	Renewi P.L.C.	3,667,879	3,954,341	0.2%
*	Renold P.L.C.	193,435	133,107	0.0%
	Rentokil Initial P.L.C.	8,013,392	28,516,121	1.3%
	Ricardo P.L.C.	271,798	2,753,083	0.1%
	Robert Walters P.L.C.	381,498	2,106,091	0.1%
	Rotork P.L.C.	4,239,914	12,998,418	0.6%
	RPS Group P.L.C.	1,340,662	4,568,901	0.2%
	Senior P.L.C.	2,470,762	7,552,229	0.4%
*	Serco Group P.L.C.	3,356,146	5,022,404	0.2%
	Severfield P.L.C.	1,262,597	1,272,299	0.1%
	SIG P.L.C.	3,688,259	7,136,901	0.3%
	Speedy Hire P.L.C.	2,872,634	2,170,990	0.1%
	Spirax-Sarco Engineering P.L.C.	375,981	26,221,930	1.2%
	St. Ives P.L.C.	654,912	441,988	0.0%
	Stagecoach Group P.L.C.	2,117,596	5,139,652	0.2%
	Sthree P.L.C.	426,951	1,715,991	0.1%
	T Clarke P.L.C.	147,457	163,127	0.0%
	Travis Perkins P.L.C.	384,763	7,293,912	0.3%
	Trifast P.L.C.	459,256	1,345,936	0.1%
	Tyman P.L.C.	425,461	1,966,311	0.1%
	Ultra Electronics Holdings P.L.C.	403,850	10,789,889	0.5%
	Vesuvius P.L.C.	1,414,171	9,772,634	0.5%
*	Volex P.L.C.	307,047	240,290	0.0%
	Volution Group P.L.C.	83,838	209,138	0.0%
	Vp P.L.C.	160,962	1,860,645	0.1%
	Weir Group P.L.C. (The)	1,080,278	24,381,679	1.2%
	Wilmington P.L.C.	334,384	1,025,530	0.1%

5

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Wincanton P.L.C.	664,378	$2,159,448	0.1%
*	Wizz Air Holdings P.L.C.	141,798	4,471,517	0.2%
	WS Atkins P.L.C.	502,623	13,630,438	0.6%
	XP Power, Ltd.	74,988	2,368,783	0.1%
Total Industrials			614,651,284	28.8%

Information Technology — (9.4%)
	Acal P.L.C.	322,132	1,267,592	0.1%
	Auto Trader Group P.L.C.	434,497	2,151,348	0.1%
	AVEVA Group P.L.C.	364,825	9,222,842	0.4%
	Computacenter P.L.C.	432,094	4,561,768	0.2%
	Electrocomponents P.L.C.	2,396,207	18,023,878	0.8%
	Equiniti Group P.L.C.	548,241	1,782,583	0.1%
	FDM Group Holdings P.L.C.	60,365	597,590	0.0%
	Fidessa Group P.L.C.	215,620	6,507,774	0.3%
*	Gocompare.Com Group P.L.C.	1,697,878	2,347,966	0.1%
	Halma P.L.C.	1,951,180	27,961,076	1.3%
*	Imagination Technologies Group P.L.C.	594,017	1,183,523	0.1%
	Kainos Group P.L.C.	58,236	205,545	0.0%
	Laird P.L.C.	2,868,352	5,180,835	0.2%
	Moneysupermarket.com Group P.L.C.	2,724,454	12,548,693	0.6%
#	NCC Group P.L.C.	714,865	1,524,017	0.1%
	Oxford Instruments P.L.C.	295,060	4,027,255	0.2%
*	Paysafe Group P.L.C.	2,424,051	16,133,087	0.8%
	Playtech P.L.C.	1,158,736	14,353,680	0.7%
	Renishaw P.L.C.	180,256	8,499,529	0.4%
	Rightmove P.L.C.	477,301	26,410,664	1.2%
	RM P.L.C.	318,504	718,261	0.0%
	SDL P.L.C.	395,868	3,217,630	0.2%
	Softcat P.L.C.	427,384	2,191,693	0.1%
	Spectris P.L.C.	637,634	20,963,098	1.0%
	Spirent Communications P.L.C.	3,173,024	4,835,524	0.2%
	TT Electronics P.L.C.	857,764	2,162,227	0.1%
	Xaar P.L.C.	370,936	1,826,515	0.1%
	ZPG P.L.C.	1,386,380	6,552,971	0.3%
Total Information Technology			206,959,164	9.7%

Materials — (7.1%)
	Acacia Mining P.L.C.	900,534	3,500,495	0.2%
*	Carclo P.L.C.	213,640	474,119	0.0%
	Centamin P.L.C.	6,065,603	12,251,723	0.6%
	Croda International P.L.C.	—	24	0.0%
	DS Smith P.L.C.	4,938,232	30,477,991	1.4%
	Elementis P.L.C.	2,652,783	10,172,450	0.5%
#	Essentra P.L.C.	1,468,954	10,801,148	0.5%
*	Evraz P.L.C.	1,660,604	4,472,663	0.2%
	Ferrexpo P.L.C.	927,927	2,499,141	0.1%
*	Gem Diamonds, Ltd.	654,276	782,813	0.0%
	Hill & Smith Holdings P.L.C.	416,549	7,492,204	0.4%
	Hochschild Mining P.L.C.	1,509,803	5,397,251	0.3%
	Ibstock P.L.C.	959,901	3,073,122	0.1%
*	KAZ Minerals P.L.C.	1,307,816	8,821,328	0.4%

6

The United Kingdom Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
Materials — (Continued)
#* Lonmin P.L.C.	1,647,895	$1,412,800	0.1%
Low & Bonar P.L.C.	1,194,233	1,320,985	0.1%
Marshalls P.L.C.	1,111,593	5,435,280	0.3%
* Petra Diamonds, Ltd.	3,145,803	4,475,045	0.2%
#* Petropavlovsk P.L.C.	13,841,290	1,238,225	0.1%
RPC Group P.L.C.	2,047,901	20,070,642	0.9%
Synthomer P.L.C.	1,372,318	8,717,338	0.4%
Vedanta Resources P.L.C.	113,832	951,517	0.0%
Victrex P.L.C.	446,927	10,918,567	0.5%
Zotefoams P.L.C.	93,537	376,869	0.0%
Total Materials		155,133,740	7.3%

Real Estate — (2.3%)
# Capital & Counties Properties P.L.C.	3,920,194	14,962,219	0.7%
CLS Holdings P.L.C.	294,206	778,262	0.0%
Countrywide P.L.C.	649,114	1,413,483	0.1%
Daejan Holdings P.L.C.	40,669	3,268,010	0.2%
Foxtons Group P.L.C.	1,025,578	1,265,364	0.1%
Grainger P.L.C.	2,785,447	9,541,051	0.4%
Harworth Group P.L.C.	30,680	38,160	0.0%
Helical P.L.C.	633,790	2,486,854	0.1%
LSL Property Services P.L.C.	333,276	953,988	0.0%
* Raven Russia, Ltd.	1,080,705	695,072	0.0%
Savills P.L.C.	734,682	8,421,083	0.4%
St. Modwen Properties P.L.C.	1,131,729	5,287,289	0.3%
U & I Group P.L.C.	711,291	1,748,547	0.1%
Total Real Estate		50,859,382	2.4%

Telecommunication Services — (1.4%)
Inmarsat P.L.C.	2,060,409	20,664,141	0.9%
KCOM Group P.L.C.	3,197,302	3,707,369	0.2%
# TalkTalk Telecom Group P.L.C.	2,586,447	6,079,426	0.3%
Total Telecommunication Services		30,450,936	1.4%

Utilities — (1.7%)
Drax Group P.L.C.	2,289,914	9,725,358	0.5%
Pennon Group P.L.C.	2,088,940	22,449,594	1.0%
Telecom Plus P.L.C.	326,650	4,914,359	0.2%
Total Utilities		37,089,311	1.7%
TOTAL COMMON STOCKS		2,118,671,125	99.3%
TOTAL INVESTMENT SECURITIES		2,118,671,125

		Value†
SECURITIES LENDING COLLATERAL — (3.4%)
§@ DFA Short Term Investment Fund	6,384,222	73,878,218	3.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,897,276,791)^		$2,192,549,343	102.8%

7

THE CONTINENTAL SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2017
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (89.0%)
AUSTRIA — (3.0%)
	Agrana Beteiligungs AG	18,464	$2,409,617	0.0%
	ANDRITZ AG	327,520	19,760,202	0.4%
	Atrium European Real Estate, Ltd.	786,864	3,514,723	0.1%
#	Austria Technologie & Systemtechnik AG	154,803	1,737,660	0.0%
	BUWOG AG	457,603	13,139,190	0.3%
#	CA Immobilien Anlagen AG	425,659	10,390,555	0.2%
#	DO & CO AG	33,007	2,328,801	0.0%
	EVN AG	204,617	3,058,545	0.1%
*	FACC AG	89,513	840,187	0.0%
	Flughafen Wien AG	14,487	549,630	0.0%
#	IMMOFINANZ AG	3,589,367	8,211,258	0.2%
	Josef Manner & Co. AG	870	54,372	0.0%
	Kapsch TrafficCom AG	33,944	1,815,355	0.0%
	Lenzing AG	51,632	9,247,035	0.2%
	Mayr Melnhof Karton AG	49,633	6,491,799	0.1%
	Oberbank AG	45,050	4,014,507	0.1%
	Oesterreichische Post AG	203,557	8,844,216	0.2%
	Palfinger AG	86,337	4,028,465	0.1%
	POLYTEC Holding AG	101,937	1,923,882	0.0%
#	Porr Ag	50,044	1,581,048	0.0%
*	Raiffeisen Bank International AG	518,738	13,093,768	0.2%
	RHI AG	147,894	5,485,010	0.1%
#	Rosenbauer International AG	18,912	1,246,261	0.0%
	S IMMO AG	330,386	4,796,561	0.1%
#*	Schoeller-Bleckmann Oilfield Equipment AG	63,374	4,151,940	0.1%
#	Semperit AG Holding	68,546	2,000,235	0.0%
#	Strabag SE	105,005	4,549,903	0.1%
	Telekom Austria AG	614,769	4,840,978	0.1%
	UBM Development AG	4,216	179,931	0.0%
#	UNIQA Insurance Group AG	761,218	7,100,331	0.1%
	Verbund AG	308,524	5,884,684	0.1%
#	Vienna Insurance Group AG Wiener Versicherung Gruppe	189,476	5,348,113	0.1%
	Wienerberger AG	617,965	14,058,185	0.3%
#	Wolford AG	11,252	215,567	0.0%
	Zumtobel Group AG	163,135	3,032,853	0.1%
TOTAL AUSTRIA			179,925,367	3.4%

BELGIUM — (3.9%)
#*	Ablynx NV	310,078	3,997,088	0.1%
	Ackermans & van Haaren NV	134,383	22,436,842	0.4%
*	AGFA-Gevaert NV	1,029,722	5,009,184	0.1%
	Atenor	7,598	410,351	0.0%
	Banque Nationale de Belgique	260	867,050	0.0%
	Barco NV	68,081	6,989,026	0.1%
	Bekaert SA	203,089	10,332,085	0.2%
	bpost SA	463,054	11,183,850	0.2%
#*	Celyad SA	33,227	1,405,191	0.0%
	Cie d'Entreprises CFE	49,147	6,963,807	0.1%
#	Cie Immobiliere de Belgique SA	14,788	913,836	0.0%
	Co.Br.Ha Societe Commerciale de Brasserie SA	111	405,601	0.0%

1

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
BELGIUM — (Continued)
	D'ieteren SA	138,545	$6,473,986	0.1%
*	Dalenys	20,562	204,022	0.0%
	Deceuninck NV	381,524	1,429,083	0.0%
	Econocom Group SA	686,666	5,740,589	0.1%
	Elia System Operator SA	169,789	9,608,763	0.2%
#	Euronav NV	746,423	5,900,951	0.1%
	EVS Broadcast Equipment SA	74,487	2,994,645	0.1%
#	Exmar NV	174,456	837,270	0.0%
#*	Fagron	240,731	2,962,062	0.1%
*	Galapagos NV(B07MXC1)	9,372	715,685	0.0%
*	Galapagos NV(B07Q2V5)	220,186	16,832,420	0.3%
	Gimv NV	34,408	2,084,103	0.1%
	Ion Beam Applications	115,719	6,378,087	0.1%
	Jensen-Group NV	14,156	671,506	0.0%
#	Kinepolis Group NV	94,699	5,257,706	0.1%
#	Lotus Bakeries	1,454	3,871,786	0.1%
#*	MDxHealth	189,412	1,022,297	0.0%
	Melexis NV	113,838	9,347,711	0.2%
#*	Nyrstar NV	745,541	4,546,113	0.1%
	Ontex Group NV	424,119	15,067,186	0.3%
	Orange Belgium SA	169,887	3,976,274	0.1%
	Picanol	28,800	3,417,007	0.1%
	RealDolmen	8,137	249,063	0.0%
	RealDolmen NV	120	3	0.0%
	Recticel SA	247,048	1,915,388	0.0%
#	Resilux	5,092	890,361	0.0%
	Roularta Media Group NV	10,263	262,243	0.0%
	Sapec	1,288	87,220	0.0%
	Sioen Industries NV	50,430	1,630,095	0.0%
	Sipef SA	30,969	2,228,610	0.1%
*	Telenet Group Holding NV	35,452	2,233,295	0.1%
	TER Beke SA	2,374	488,810	0.0%
*	Tessenderlo Group SA	213,754	9,191,909	0.2%
#*	ThromboGenics NV	159,152	572,491	0.0%
*	TiGenix NV	139,141	149,878	0.0%
	Umicore SA	364,129	25,329,184	0.5%
#	Van de Velde NV	35,498	1,899,650	0.0%
*	Viohalco SA	583,796	1,915,714	0.0%
TOTAL BELGIUM			229,297,077	4.3%

DENMARK — (4.7%)
#	ALK-Abello A.S.	34,499	5,148,128	0.1%
	Alm Brand A.S.	527,605	4,701,527	0.1%
#	Ambu A.S. Class B	129,396	8,342,037	0.2%
	Arkil Holding A.S. Class B	504	80,921	0.0%
*	Bang & Olufsen A.S.	238,410	3,990,910	0.1%
	BankNordik P/F	1,753	33,108	0.0%
#*	Bavarian Nordic A.S.	204,295	12,034,712	0.2%
	Brodrene Hartmann A.S.	16,148	953,659	0.0%
#	Columbus A.S.	282,092	602,304	0.0%
#*	D/S Norden A.S.	182,838	3,327,744	0.1%
	DFDS A.S.	175,917	9,378,297	0.2%

2

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
DENMARK — (Continued)
	Djurslands Bank A.S.	8,970	$344,305	0.0%
	FLSmidth & Co. A.S.	260,041	16,431,871	0.3%
	Fluegger A.S. Class B	4,198	239,206	0.0%
#	GN Store Nord A.S.	855,243	24,972,229	0.5%
	Gronlandsbanken A.S.	1,125	107,297	0.0%
*	H+H International A.S. Class B	54,662	911,023	0.0%
	Harboes Bryggeri A.S. Class B	16,516	310,590	0.0%
#	IC Group A.S.	40,541	871,826	0.0%
*	Jeudan A.S.	5,970	646,698	0.0%
	Jyske Bank A.S.	442,147	25,610,952	0.5%
	Lan & Spar Bank	4,981	405,345	0.0%
	Matas A.S.	193,833	3,068,213	0.1%
*	NKT A.S.	177,351	14,222,083	0.3%
#	NNIT A.S.	26,632	812,296	0.0%
	Nordjyske Bank A.S.	40,624	717,715	0.0%
	Parken Sport & Entertainment A.S.	33,556	440,415	0.0%
	Per Aarsleff Holding A.S.	120,639	2,929,020	0.1%
	Ringkjoebing Landbobank A.S.	124,040	6,193,354	0.1%
	Roblon A.S. Class B	2,700	127,473	0.0%
	Rockwool International A.S. Class A	116	24,474	0.0%
	Rockwool International A.S. Class B	45,423	9,994,235	0.2%
	Royal Unibrew A.S.	227,860	10,928,610	0.2%
	RTX A.S.	42,670	1,058,391	0.0%
*	Santa Fe Group A.S.	127,806	1,089,575	0.0%
	Schouw & Co. AB	79,335	8,513,448	0.2%
	SimCorp A.S.	238,443	14,439,902	0.3%
	Solar A.S. Class B	32,838	1,903,752	0.0%
	Spar Nord Bank A.S.	483,762	6,344,420	0.1%
	Sydbank A.S.	488,792	18,424,183	0.4%
	TDC A.S.	4,743,975	27,588,067	0.5%
#	Tivoli A.S.	9,370	876,017	0.0%
*	TK Development A.S.	608,784	981,488	0.0%
*	Topdanmark A.S.	491,266	15,688,648	0.3%
	Tryg A.S.	29,117	636,761	0.0%
#	United International Enterprises	10,218	2,132,972	0.0%
#*	Vestjysk Bank A.S.	53,413	74,648	0.0%
*	William Demant Holding A.S.	248,728	6,435,575	0.1%
#*	Zealand Pharma A.S.	114,486	2,294,808	0.0%
TOTAL DENMARK			277,385,232	5.2%

FINLAND — (6.1%)
#	Afarak Group Oyj	261,495	253,851	0.0%
	Ahlstrom-Munksjo Oyj	98,935	2,011,488	0.0%
	Aktia Bank Oyj	131,199	1,405,269	0.0%
	Alandsbanken Abp Class B	21,354	346,526	0.0%
	Alma Media Oyj	42,130	286,875	0.0%
	Amer Sports Oyj	641,324	16,040,781	0.3%
	Apetit Oyj	18,766	300,259	0.0%
	Aspo Oyj	92,762	959,267	0.0%
	Atria Oyj	58,225	681,560	0.0%
#*	BasWare Oyj	43,305	1,948,859	0.0%
#	Bittium Oyj	160,617	1,334,792	0.0%

3

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
FINLAND — (Continued)
	Cargotec Oyj Class B	235,592	$14,944,956	0.3%
#*	Caverion Corp.	539,066	4,316,067	0.1%
	Citycon Oyj	2,246,894	5,896,080	0.1%
	Cramo Oyj	193,511	5,792,572	0.1%
#	Digia Oyj	62,886	172,483	0.0%
	Elisa Oyj	734,075	28,476,328	0.5%
	F-Secure Oyj	529,757	2,524,059	0.1%
	Finnair Oyj	469,550	3,436,113	0.1%
	Fiskars Oyj Abp	194,018	4,763,195	0.1%
*	Glaston Oyj Abp	46,084	22,054	0.0%
	HKScan Oyj Class A	178,153	638,514	0.0%
	Huhtamaki Oyj	533,384	21,004,982	0.4%
	Ilkka-Yhtyma Oyj	61,503	211,126	0.0%
	Kemira Oyj	700,602	8,855,729	0.2%
	Kesko Oyj Class A	30,762	1,533,156	0.0%
	Kesko Oyj Class B	345,206	17,559,882	0.3%
	Konecranes Oyj	302,779	12,818,998	0.2%
	Lassila & Tikanoja Oyj	181,904	3,825,717	0.1%
	Lemminkainen Oyj	30,098	883,720	0.0%
#	Metsa Board Oyj	1,336,761	9,702,975	0.2%
	Metso Oyj	615,247	21,347,752	0.4%
	Nokian Renkaat Oyj	659,051	27,280,421	0.5%
	Olvi Oyj Class A	68,749	2,406,904	0.1%
	Oriola Oyj Class A	6,054	26,117	0.0%
	Oriola Oyj Class B	628,439	2,629,583	0.1%
	Orion Oyj Class A	124,398	7,923,043	0.2%
	Orion Oyj Class B	389,499	24,881,496	0.5%
#	Outokumpu Oyj	3,022,031	24,114,795	0.5%
#*	Outotec Oyj	1,238,541	8,528,405	0.2%
	Pihlajalinna Oyj	23,642	471,379	0.0%
	Ponsse Oy	50,472	1,368,652	0.0%
*	Poyry Oyj	188,253	1,026,511	0.0%
*	QT Group Oyj	55,899	444,416	0.0%
	Raisio Oyj Class V	593,732	2,467,838	0.1%
	Ramirent Oyj	447,174	4,511,017	0.1%
	Rapala VMC Oyj	109,543	499,372	0.0%
	Revenio Group Oyj	30,157	1,261,072	0.0%
	Sanoma Oyj	754,064	7,045,254	0.1%
	Sponda Oyj	836,364	4,841,310	0.1%
#	SRV Group OYJ	23,502	133,832	0.0%
*	Stockmann Oyj Abp Class A	42,474	364,541	0.0%
*	Stockmann Oyj Abp Class B	170,645	1,486,566	0.0%
	Technopolis Oyj	905,646	3,817,677	0.1%
	Teleste Oyj	46,406	439,258	0.0%
	Tieto Oyj	295,694	9,147,722	0.2%
#	Tikkurila Oyj	229,218	4,958,039	0.1%
	Uponor Oyj	298,122	5,418,903	0.1%
	Vaisala Oyj Class A	48,211	2,402,325	0.0%
	Valmet Oyj	614,600	11,942,433	0.2%
	Viking Line Abp	10,366	227,565	0.0%

4

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
FINLAND — (Continued)
#	YIT Oyj	809,736	$6,772,737	0.1%
TOTAL FINLAND			363,135,168	6.8%

FRANCE — (12.5%)
	ABC Arbitrage	150,388	1,107,887	0.0%
	Actia Group	48,398	472,397	0.0%
*	Air France-KLM	993,402	14,180,413	0.3%
	Akka Technologies	51,478	2,667,451	0.1%
	Albioma SA	114,064	2,624,490	0.1%
	Altamir	126,289	2,349,902	0.1%
	Alten SA	137,186	11,314,689	0.2%
	Altran Technologies SA	771,932	12,575,414	0.2%
#*	Antalis International SAS	57,827	155,212	0.0%
	April SA	74,473	1,174,064	0.0%
#*	Archos	138,714	153,835	0.0%
	Arkema SA	164,514	17,568,732	0.3%
	Assystem	62,634	2,216,176	0.0%
	Aubay	29,713	958,123	0.0%
	Axway Software SA	34,966	1,220,747	0.0%
	Bastide le Confort Medical	9,803	398,828	0.0%
	Beneteau SA	199,333	3,441,886	0.1%
*	Bigben Interactive	19,902	219,417	0.0%
	BioMerieux	52,544	11,378,239	0.2%
	Boiron SA	38,334	3,780,451	0.1%
	Bonduelle SCA	74,889	2,809,312	0.1%
#	Bourbon Corp.	97,879	950,834	0.0%
	Burelle SA	1,928	2,500,490	0.1%
	Casino Guichard Perrachon SA	3,794	224,697	0.0%
	Catering International Services	14,124	329,967	0.0%
#*	Cegedim SA	23,645	819,718	0.0%
#*	CGG SA	97,011	447,888	0.0%
	Chargeurs SA	98,035	2,698,672	0.1%
	Cie des Alpes	45,531	1,525,556	0.0%
	Cie Plastic Omnium SA	318,364	11,615,098	0.2%
#*	Coface SA	301,901	3,021,007	0.1%
	Derichebourg SA	584,687	4,940,287	0.1%
	Devoteam SA	27,976	2,225,564	0.0%
	Dom Security	2,414	160,137	0.0%
#	Edenred	1,014,513	26,463,706	0.5%
	Electricite de Strasbourg SA	21,168	2,903,202	0.1%
	Elior Group	493,901	14,355,077	0.3%
#	Elis SA	352,719	8,081,733	0.2%
*	Eramet	28,909	1,418,074	0.0%
*	Esso SA Francaise	15,303	1,011,899	0.0%
	Euler Hermes Group	60,929	7,241,721	0.1%
	Eurofins Scientific SE	8,816	4,974,029	0.1%
	Euronext NV	273,231	14,190,222	0.3%
	Europcar Groupe SA	194,064	2,842,390	0.1%
	Eutelsat Communications SA	333,423	8,507,252	0.2%
#	Exel Industries Class A	10,330	1,156,571	0.0%
#	Faurecia	306,467	15,541,308	0.3%
#	Fleury Michon SA	5,962	353,662	0.0%

5

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
FRANCE — (Continued)
*	Fnac Darty SA	63,334	$5,134,035	0.1%
	Gaumont SA	13,521	1,350,995	0.0%
#	Gaztransport Et Technigaz SA	106,887	4,271,297	0.1%
	GEA	2,433	253,562	0.0%
	Gevelot SA	3,466	741,262	0.0%
	GL Events	48,589	1,369,099	0.0%
	Groupe Crit	23,258	2,161,631	0.0%
	Groupe Eurotunnel SE	830,025	8,855,960	0.2%
#*	Groupe Gorge	22,858	619,899	0.0%
	Groupe Open	28,097	877,971	0.0%
#	Guerbet	32,666	2,929,044	0.1%
	Haulotte Group SA	74,466	1,271,561	0.0%
#	Havas SA	755,776	7,959,411	0.2%
	HERIGE SADCS	4,147	179,395	0.0%
#*	HiPay Group SA	24,579	409,950	0.0%
*	ID Logistics Group	7,524	1,176,247	0.0%
	Imerys SA	145,098	12,629,913	0.2%
#	Ingenico Group SA	224,219	20,333,824	0.4%
	Interparfums SA	59,887	2,268,120	0.1%
	Ipsen SA	162,032	22,172,097	0.4%
#	IPSOS	179,248	6,727,347	0.1%
	Jacquet Metal Service	70,664	1,871,835	0.0%
	Kaufman & Broad SA	39,805	1,774,030	0.0%
	Korian SA	215,892	7,366,673	0.1%
	Lagardere SCA	663,377	20,932,326	0.4%
	Lanson-BCC	8,795	338,324	0.0%
	Laurent-Perrier	12,372	1,087,596	0.0%
	Le Belier	3,587	182,096	0.0%
	Le Noble Age	27,298	1,870,530	0.0%
	Lectra	115,852	3,181,168	0.1%
	Linedata Services	8,608	515,189	0.0%
	LISI	96,951	4,612,258	0.1%
	Maisons France Confort SA	15,743	1,127,031	0.0%
	Manitou BF SA	49,563	1,543,433	0.0%
	Manutan International	14,076	1,391,568	0.0%
	Mersen SA	117,956	3,872,938	0.1%
#*	METabolic EXplorer SA	151,621	409,109	0.0%
	Metropole Television SA	293,607	6,826,311	0.1%
	MGI Coutier	56,015	2,240,468	0.1%
	Mr Bricolage	30,731	491,462	0.0%
#*	Naturex	31,570	3,329,255	0.1%
	Neopost SA	189,677	8,808,422	0.2%
	Nexans SA	188,998	10,350,039	0.2%
	Nexity SA	195,055	11,320,809	0.2%
#*	Nicox	107,549	1,459,764	0.0%
*	NRJ Group	71,278	889,874	0.0%
#	Oeneo SA	117,684	1,253,386	0.0%
#*	Onxeo SA(B04P0G6)	202,356	972,347	0.0%
#*	Onxeo SA(BPFJVR0)	48,958	234,256	0.0%
#	Orpea	182,255	20,319,178	0.4%
#*	Parrot SA	77,529	833,715	0.0%
	PCAS	10,780	209,793	0.0%

6

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
FRANCE — (Continued)
#*	Pierre & Vacances SA	28,358	$1,592,165	0.0%
	Plastivaloire	22,709	648,210	0.0%
	PSB Industries SA	8,161	466,295	0.0%
#	Rallye SA	139,003	2,863,550	0.1%
	Rexel SA	1,596,995	26,098,568	0.5%
#	Robertet SA	3,324	1,533,843	0.0%
	Rothschild & Co.	27,476	1,001,676	0.0%
#	Rubis SCA	209,353	23,745,324	0.5%
	Samse SA	8,068	1,353,724	0.0%
	Sartorius Stedim Biotech	101,854	7,895,605	0.2%
	Savencia SA	33,142	3,126,096	0.1%
	SEB SA	95,953	17,222,455	0.3%
	Seche Environnement SA	11,799	466,532	0.0%
#*	Sequana SA	289,137	352,430	0.0%
#*	SES-imagotag SA	8,385	279,545	0.0%
	Societe BIC SA	719	85,375	0.0%
*	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	60,258	2,275,587	0.1%
#*	Societe Internationale de Plantations d'Heveas SA	7,700	749,286	0.0%
	Societe Marseillaise du Tunnel Prado-Carenage SA	3,434	82,886	0.0%
#	Societe pour l'Informatique Industrielle	39,566	1,014,267	0.0%
*	SOITEC	63,993	3,910,414	0.1%
#*	Solocal Group	3,182,072	4,150,844	0.1%
	Somfy SA	104,795	10,963,748	0.2%
#	Sopra Steria Group	74,501	11,889,201	0.2%
	SPIE SA	369,264	11,091,883	0.2%
*	Stallergenes Greer P.L.C.	12,201	526,199	0.0%
#*	Ste Industrielle d'Aviation Latecoere SA	310,883	1,480,855	0.0%
	Stef SA	28,166	2,948,656	0.1%
	STMicroelectronics NV	501,435	7,210,394	0.1%
	Sword Group	35,235	1,441,374	0.0%
	Synergie SA	69,989	3,437,472	0.1%
	Tarkett SA	116,324	5,406,488	0.1%
	Technicolor SA	1,482,868	6,459,703	0.1%
	Teleperformance	336,308	43,122,074	0.8%
#	Television Francaise 1	626,436	8,757,637	0.2%
	Tessi SA	6,807	1,239,935	0.0%
#	TFF Group	5,065	805,636	0.0%
#	Thermador Groupe	14,302	1,523,901	0.0%
	Total Gabon	1,515	245,747	0.0%
*	Touax SA	5,568	78,799	0.0%
	Trigano SA	46,958	5,591,635	0.1%
*	Ubisoft Entertainment SA	521,852	29,626,143	0.6%
	Union Financiere de France BQE SA	16,855	575,847	0.0%
#*	Vallourec SA	1,629,822	9,919,222	0.2%
#*	Valneva SE	277,705	938,260	0.0%
	Vetoquinol SA	16,625	970,174	0.0%
	Vicat SA	88,509	6,236,435	0.1%
	VIEL & Cie SA	161,700	1,075,700	0.0%
	Vilmorin & Cie SA	27,056	2,203,369	0.0%
#*	Virbac SA	22,063	3,541,872	0.1%
#	Vranken-Pommery Monopole SA	18,262	509,089	0.0%

7

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
FRANCE — (Continued)
*	Worldline SA	36,060	$1,236,753	0.0%
TOTAL FRANCE			740,545,107	13.8%

GERMANY — (14.2%)
	Aareal Bank AG	409,233	16,248,688	0.3%
*	Adler Modemaerkte AG	41,855	274,045	0.0%
#*	ADLER Real Estate AG	124,928	1,941,671	0.0%
	ADO Properties SA	29,552	1,250,368	0.0%
*	ADVA Optical Networking SE	219,061	2,264,235	0.0%
#*	AIXTRON SE	592,934	4,171,274	0.1%
	All for One Steeb AG	569	40,637	0.0%
#	Allgeier SE	26,260	621,701	0.0%
	Amadeus Fire AG	30,763	2,704,203	0.1%
*	AS Creation Tapeten	7,109	233,039	0.0%
	Atoss Software AG	193	15,407	0.0%
	Aurubis AG	180,566	14,204,450	0.3%
#	Axel Springer SE	194,300	11,687,344	0.2%
	Basler AG	4,574	677,305	0.0%
	Bauer AG	43,326	1,043,064	0.0%
	BayWa AG(5838057)	78,978	2,806,415	0.1%
	BayWa AG(5838068)	124	4,387	0.0%
	Bechtle AG	80,333	10,328,421	0.2%
#	Bertrandt AG	27,357	2,743,065	0.1%
	Bijou Brigitte AG	19,396	1,306,241	0.0%
#	Bilfinger SE	178,040	6,988,274	0.1%
#*	Biotest AG	60,306	1,940,307	0.0%
	Borussia Dortmund GmbH & Co. KGaA	473,904	3,301,857	0.1%
#	CANCOM SE	88,627	5,397,210	0.1%
	Carl Zeiss Meditec AG	160,352	8,340,604	0.2%
	CENIT AG	50,111	1,233,537	0.0%
	CENTROTEC Sustainable AG	44,227	973,560	0.0%
	Cewe Stiftung & Co. KGAA	31,218	2,634,029	0.1%
	Clere AG	2,001	37,449	0.0%
	Comdirect Bank AG	182,514	2,026,687	0.0%
	CompuGroup Medical SE	119,816	6,721,726	0.1%
*	Constantin Medien AG	340,089	796,743	0.0%
	CropEnergies AG	116,924	1,296,281	0.0%
	CTS Eventim AG & Co. KGaA	219,481	9,718,546	0.2%
	Data Modul AG	11,455	1,027,212	0.0%
#	Delticom AG	28,981	525,230	0.0%
	Deutsche Beteiligungs AG	59,027	2,632,659	0.1%
	Deutsche EuroShop AG	220,384	8,695,650	0.2%
	Deutsche Pfandbriefbank AG	183,690	2,271,789	0.0%
	Deutz AG	599,311	5,062,376	0.1%
*	Dialog Semiconductor P.L.C.	382,079	16,324,430	0.3%
	DIC Asset AG	265,874	2,918,173	0.1%
#	Diebold Nixdorf AG	3,583	295,015	0.0%
	DMG Mori AG	57,566	3,238,820	0.1%
	Dr Hoenle AG	25,078	936,804	0.0%
	Draegerwerk AG & Co. KGaA	15,148	1,220,349	0.0%
	Drillisch AG	227,365	13,715,063	0.3%
	Duerr AG	133,802	15,924,049	0.3%

8

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
GERMANY — (Continued)
	Eckert & Ziegler AG	18,549	$739,668	0.0%
	EDAG Engineering Group AG	2,157	41,344	0.0%
	Elmos Semiconductor AG	53,988	1,188,009	0.0%
#	ElringKlinger AG	167,277	3,206,842	0.1%
#*	Euromicron AG	32,612	327,248	0.0%
*	Evotec AG	1,103,203	17,634,912	0.3%
	Ferratum Oyj	4,878	131,618	0.0%
#	Fielmann AG	114,167	8,811,521	0.2%
*	First Sensor AG	22,812	342,718	0.0%
	Francotyp-Postalia Holding AG Class A	53,729	367,286	0.0%
	Fraport AG Frankfurt Airport Services Worldwide	149,002	13,185,568	0.3%
	Freenet AG	652,809	20,826,283	0.4%
	Fuchs Petrolub SE	147,943	6,981,201	0.1%
	Gerresheimer AG	198,146	15,947,502	0.3%
#	Gerry Weber International AG	98,127	1,132,736	0.0%
	Gesco AG	43,467	1,231,109	0.0%
#	GFT Technologies SE	90,843	1,888,762	0.0%
	Grammer AG	79,765	4,182,490	0.1%
#	GRENKE AG	36,620	8,151,716	0.2%
*	H&R GmbH & Co. KGaA	40,687	567,968	0.0%
	Hamburger Hafen und Logistik AG	113,533	2,485,486	0.1%
#*	Heidelberger Druckmaschinen AG	1,506,720	4,588,545	0.1%
	Hella KGaA Hueck & Co.	152,033	7,497,710	0.1%
*	Highlight Communications AG	94,846	558,260	0.0%
#*	HolidayCheck Group AG	131,814	463,088	0.0%
	Hornbach Baumarkt AG	23,795	859,166	0.0%
#	Hugo Boss AG	297,958	20,887,553	0.4%
	Indus Holding AG	129,827	9,208,847	0.2%
	Isra Vision AG	18,038	3,067,962	0.1%
	Jenoptik AG	262,122	6,890,824	0.1%
#	K+S AG	990,931	25,451,803	0.5%
*	Kampa AG	7,101	170	0.0%
	KION Group AG	173,805	13,294,779	0.3%
	Kloeckner & Co. SE	555,392	5,857,570	0.1%
	Koenig & Bauer AG	69,890	4,737,438	0.1%
*	Kontron AG	437,004	1,586,748	0.0%
#	Krones AG	75,044	8,699,218	0.2%
	KSB AG	3,466	1,785,179	0.0%
	KWS Saat SE	15,970	6,279,854	0.1%
#	Lanxess AG	484,758	36,764,155	0.7%
	LEG Immobilien AG	318,782	30,006,594	0.6%
#	Leifheit AG	34,096	1,332,393	0.0%
	Leoni AG	184,167	9,493,741	0.2%
#*	LPKF Laser & Electronics AG	67,178	718,044	0.0%
#*	Manz AG	21,725	840,218	0.0%
#*	MasterFlex SE	19,347	171,632	0.0%
*	Mediclin AG	88,966	568,637	0.0%
#*	Medigene AG	56,083	708,580	0.0%
	MLP AG	317,632	2,123,424	0.0%
	MTU Aero Engines AG	249,839	35,298,921	0.7%
	Nemetschek SE	107,874	8,047,268	0.2%
#	Nexus AG	51,805	1,531,340	0.0%

9

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
GERMANY — (Continued)
#*	Nordex SE	307,691	$3,785,551	0.1%
	Norma Group SE	202,672	10,543,573	0.2%
	OHB SE	34,003	1,030,905	0.0%
	OSRAM Licht AG	340,669	27,192,894	0.5%
#	paragon AG	7,481	565,581	0.0%
*	Patrizia Immobilien AG	263,203	4,977,245	0.1%
*	Petro Welt Technologies AG	6,474	48,921	0.0%
	Pfeiffer Vacuum Technology AG	52,225	7,653,835	0.1%
	PNE Wind AG	367,537	1,069,863	0.0%
	Progress-Werk Oberkirch AG	7,571	383,017	0.0%
	PSI Software AG	27,232	437,374	0.0%
	Puma SE	10,528	4,052,684	0.1%
#*	PVA TePla AG	46,019	150,543	0.0%
	QIAGEN NV	717,083	23,860,018	0.4%
#	QSC AG	498,723	992,891	0.0%
	R Stahl AG	14,952	528,993	0.0%
#	Rational AG	14,449	7,704,765	0.1%
	Rheinmetall AG	223,411	21,265,051	0.4%
#	RHOEN-KLINIKUM AG	235,088	6,867,791	0.1%
#	RIB Software SE	177,043	2,994,110	0.1%
#	S&T AG	163,061	2,460,006	0.1%
	SAF-Holland SA	282,567	4,848,806	0.1%
	Salzgitter AG	212,972	8,691,523	0.2%
#*	Schaltbau Holding AG	27,311	1,197,100	0.0%
	Schloss Wachenheim AG	7,479	145,473	0.0%
	Secunet Security Networks AG	592	63,010	0.0%
#*	SGL Carbon SE	91,937	1,144,747	0.0%
	SHW AG	25,624	1,090,930	0.0%
*	Siltronic AG	50,049	4,252,405	0.1%
#	Sixt Leasing SE	21,235	449,326	0.0%
#	Sixt SE	80,910	4,895,655	0.1%
#	SMA Solar Technology AG	61,977	1,862,672	0.0%
#*	SMT Scharf AG	18,103	250,920	0.0%
#	Softing AG	21,576	284,670	0.0%
	Software AG	309,788	13,587,343	0.3%
*	Solarworld AG	1	1	0.0%
	Stabilus SA	75,261	5,849,483	0.1%
	Stada Arzneimittel AG	306,492	21,770,420	0.4%
	Stroeer SE & Co. KGaA	118,799	7,133,289	0.1%
	Suedzucker AG	438,206	9,148,568	0.2%
#*	Suess MicroTec AG	105,674	1,244,765	0.0%
	Surteco SE	30,039	812,768	0.0%
	TAG Immobilien AG	798,736	12,580,710	0.2%
	Takkt AG	163,454	4,082,440	0.1%
	Technotrans AG	34,509	1,488,247	0.0%
#*	Tele Columbus AG	74,482	823,780	0.0%
	TLG Immobilien AG	221,773	4,539,054	0.1%
#*	Tom Tailor Holding SE	193,168	1,727,815	0.0%
#	Traffic Systems SE	23,180	380,223	0.0%
	Uniper SE	312,671	5,875,176	0.1%
	VERBIO Vereinigte BioEnergie AG	127,536	1,439,494	0.0%
#*	Vossloh AG	68,437	4,405,152	0.1%
10

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
GERMANY — (Continued)
#	VTG AG	80,128	$3,132,884	0.1%
#	Wacker Chemie AG	77,716	8,458,432	0.2%
	Wacker Neuson SE	146,155	3,551,817	0.1%
	Washtec AG	53,359	4,102,571	0.1%
	Wuestenrot & Wuerttembergische AG	26,361	577,561	0.0%
	XING AG	16,563	4,420,235	0.1%
	Zeal Network SE	40,531	1,225,272	0.0%
TOTAL GERMANY			839,552,385	15.7%

IRELAND — (1.2%)
	C&C Group P.L.C.(B010DT8)	399,607	1,470,446	0.0%
	C&C Group P.L.C.(B011Y09)	1,095,219	4,026,644	0.1%
	Datalex P.L.C.	72,333	330,333	0.0%
*	FBD Holdings P.L.C.	125,728	1,184,702	0.0%
	Glanbia P.L.C.(4058629)	147,899	2,889,470	0.1%
	Glanbia P.L.C.(0066950)	700,613	13,750,383	0.3%
	IFG Group P.L.C.	302,015	629,372	0.0%
*	Independent News & Media P.L.C.	1,593,163	243,656	0.0%
	Irish Continental Group P.L.C.(BLP5857)	465,289	2,693,180	0.1%
	Irish Continental Group P.L.C.(BLP59W1)	234,200	1,382,965	0.0%
	Kingspan Group P.L.C.	708,026	24,314,202	0.4%
	Smurfit Kappa Group P.L.C.	601,045	18,688,380	0.3%
TOTAL IRELAND			71,603,733	1.3%

ISRAEL — (2.2%)
#*	ADO Group, Ltd.	77,051	1,056,332	0.0%
	Afcon Holdings, Ltd.	240	11,191	0.0%
#*	Africa Israel Investments, Ltd.	1,046,109	102,208	0.0%
*	Africa Israel Properties, Ltd.	87,771	1,861,013	0.0%
	Africa Israel Residences, Ltd.	594	12,130	0.0%
#*	Airport City, Ltd.	331,977	4,592,340	0.1%
	Albaad Massuot Yitzhak, Ltd.	1,142	19,484	0.0%
#*	Allot Communications, Ltd.	136,197	690,218	0.0%
	Alony Hetz Properties & Investments, Ltd.	16,818	169,829	0.0%
	Alrov Properties and Lodgings, Ltd.	48,457	1,420,315	0.0%
#	Amot Investments, Ltd.	590,878	3,093,991	0.1%
	Arad, Ltd.	1,053	11,581	0.0%
#*	Arko Holdings, Ltd.	192,837	107,255	0.0%
	Ashtrom Properties, Ltd.	30,421	140,510	0.0%
#*	AudioCodes, Ltd.	165,181	1,011,889	0.0%
#	Avgol Industries 1953, Ltd.	423,762	541,177	0.0%
#*	Azorim-Investment Development & Construction Co., Ltd.	405,707	440,727	0.0%
	Bayside Land Corp.	4,443	1,979,227	0.0%
#	Big Shopping Centers, Ltd.	27,880	1,981,066	0.0%
#*	BioLine RX, Ltd.	59,630	50,749	0.0%
#	Blue Square Real Estate, Ltd.	31,247	1,427,935	0.0%
#*	Brack Capital Properties NV	25,191	2,552,649	0.1%
*	Camtek, Ltd.	13,466	65,169	0.0%
	Carasso Motors, Ltd.	18,702	186,544	0.0%
#*	Cellcom Israel, Ltd.	311,336	2,989,937	0.1%
#*	Ceragon Networks, Ltd.	297,222	764,733	0.0%
#*	Clal Biotechnology Industries, Ltd.	291,561	309,277	0.0%

11

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
ISRAEL — (Continued)
#*	Clal Insurance Enterprises Holdings, Ltd.	124,733	$2,108,673	0.1%
	Cohen Development & Industrial Buildings, Ltd.	2,564	74,170	0.0%
*	Compugen, Ltd.	185,531	713,737	0.0%
	Danel Adir Yeoshua, Ltd.	2,595	123,171	0.0%
	Delek Automotive Systems, Ltd.	204,232	1,662,624	0.0%
#	Delta-Galil Industries, Ltd.	73,179	2,169,728	0.1%
#	Direct Insurance Financial Investments, Ltd.	89,972	970,703	0.0%
#	El Al Israel Airlines	1,798,490	1,653,288	0.0%
	Electra Consumer Products 1970, Ltd.	49,218	986,995	0.0%
#	Electra, Ltd.	10,286	2,054,934	0.1%
	Elron Electronic Industries, Ltd.	62,094	368,968	0.0%
#	Energix-Renewable Energies, Ltd.	330,992	277,716	0.0%
*	Enlight Renewable Energy, Ltd.	150,955	56,296	0.0%
*	Equital, Ltd.	10,772	282,397	0.0%
#*	Evogene, Ltd.	70,559	353,759	0.0%
	First International Bank Of Israel, Ltd.	206,352	3,738,622	0.1%
	FMS Enterprises Migun, Ltd.	18,001	755,150	0.0%
	Formula Systems 1985, Ltd.	54,587	2,043,366	0.1%
#	Fox Wizel, Ltd.	38,601	813,242	0.0%
#*	Gilat Satellite Networks, Ltd.	146,815	717,218	0.0%
*	Hadera Paper, Ltd.	12,929	814,491	0.0%
#	Hamlet Israel-Canada, Ltd.	19,810	312,113	0.0%
	Harel Insurance Investments & Financial Services, Ltd.	636,496	3,765,464	0.1%
#	Hilan, Ltd.	59,950	1,089,364	0.0%
#	IDI Insurance Co., Ltd.	28,378	1,653,613	0.0%
#*	Industrial Buildings Corp., Ltd.	475,849	663,551	0.0%
#	Inrom Construction Industries, Ltd.	229,361	1,091,018	0.0%
*	Israel Discount Bank, Ltd. Class A	2,736,507	7,208,310	0.1%
	Israel Land Development Co., Ltd. (The)	22,310	205,042	0.0%
	Isras Investment Co., Ltd.	500	59,378	0.0%
	Issta Lines, Ltd.	1,882	43,448	0.0%
*	Jerusalem Oil Exploration	50,465	3,030,440	0.1%
#*	Kamada, Ltd.	160,188	949,173	0.0%
*	Kenon Holdings, Ltd.	49,741	668,251	0.0%
	Kerur Holdings, Ltd.	23,086	685,583	0.0%
	Klil Industries, Ltd.	5,093	579,670	0.0%
	Maabarot Products, Ltd.	21,999	408,699	0.0%
	Magic Software Enterprises, Ltd.	106,119	847,448	0.0%
#	Matrix IT, Ltd.	208,937	2,147,149	0.1%
#	Maytronics, Ltd.	197,821	772,875	0.0%
#*	Mazor Robotics, Ltd.	228,777	3,940,904	0.1%
	Mediterranean Towers, Ltd.	13,777	23,465	0.0%
	Mega Or Holdings, Ltd.	11,008	107,908	0.0%
	Meitav Dash Investments, Ltd.	44,186	181,713	0.0%
	Melisron, Ltd.	73,243	3,848,404	0.1%
#	Menora Mivtachim Holdings, Ltd.	134,385	1,691,417	0.0%
	Migdal Insurance & Financial Holding, Ltd.	2,192,100	2,344,777	0.1%
	Mivtach Shamir Holdings, Ltd.	22,547	489,272	0.0%
#*	Naphtha Israel Petroleum Corp., Ltd.	190,302	1,516,823	0.0%
#	Neto ME Holdings, Ltd.	8,219	949,069	0.0%
*	Nova Measuring Instruments, Ltd.	150,491	3,437,814	0.1%
	Oil Refineries, Ltd.	6,029,190	2,653,014	0.1%

12

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
ISRAEL — (Continued)
#*	Partner Communications Co., Ltd.	638,671	$3,381,477	0.1%
#	Paz Oil Co., Ltd.	29,731	5,075,203	0.1%
*	Perion Network, Ltd.	16,455	31,505	0.0%
*	Phoenix Holdings, Ltd. (The)	356,371	1,515,232	0.0%
	Plasson Industries, Ltd.	14,644	560,862	0.0%
	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	34,290	1,683,733	0.0%
#*	Redhill Biopharma, Ltd.	45,309	38,865	0.0%
#	Scope Metals Group, Ltd.	31,556	990,357	0.0%
#	Shapir Engineering and Industry, Ltd.	417,649	1,325,189	0.0%
	Shikun & Binui, Ltd.	1,140,334	2,954,940	0.1%
	Shufersal, Ltd.	411,270	2,156,086	0.1%
#*	Space Communication, Ltd.	17,611	127,012	0.0%
	Strauss Group, Ltd.	172,240	3,370,844	0.1%
	Summit Real Estate Holdings, Ltd.	128,850	912,241	0.0%
	Tadiran Holdings, Ltd.	12,474	348,888	0.0%
#*	Tower Semiconductor, Ltd.	426,432	10,205,921	0.2%
#*	Union Bank of Israel	202,328	956,907	0.0%
TOTAL ISRAEL			133,329,155	2.5%

ITALY — (9.5%)
	A2A SpA	8,667,536	14,411,921	0.3%
	ACEA SpA	320,299	4,863,857	0.1%
#*	Aedes SIIQ SpA	691,904	258,556	0.0%
#*	Aeffe SpA	190,047	351,987	0.0%
	Aeroporto Guglielmo Marconi Di Bologna SpA	2,803	44,571	0.0%
	Amplifon SpA	515,448	6,801,921	0.1%
	Anima Holding SpA	1,374,707	9,855,051	0.2%
*	Ansaldo STS SpA	572,443	7,302,937	0.1%
*	Arnoldo Mondadori Editore SpA	825,914	1,508,912	0.0%
	Ascopiave SpA	435,096	1,726,166	0.0%
#	Astaldi SpA	309,909	1,929,026	0.0%
	Autogrill SpA	728,145	8,825,886	0.2%
#	Azimut Holding SpA	623,078	12,534,989	0.2%
#*	Banca Carige SpA	1,998,068	430,063	0.0%
	Banca Finnat Euramerica SpA	616,149	259,855	0.0%
	Banca Generali SpA	290,229	8,660,500	0.2%
	Banca IFIS SpA	147,336	5,989,338	0.1%
	Banca Mediolanum SpA	1,447,325	12,019,521	0.2%
#*	Banca Monte dei Paschi di Siena SpA	19,884	342,479	0.0%
	Banca Popolare di Sondrio SCPA	2,343,224	9,270,974	0.2%
#	Banca Profilo SpA	1,388,807	319,593	0.0%
	Banca Sistema SpA	111,902	301,976	0.0%
*	Banco BPM SpA	6,471,527	21,734,654	0.4%
	Banco di Desio e della Brianza SpA	224,677	658,875	0.0%
#	BasicNet SpA	184,584	753,231	0.0%
	BE	392,662	374,255	0.0%
	Biesse SpA	76,476	2,749,526	0.1%
	BPER Banca	2,548,728	12,765,854	0.3%
	Brembo SpA	806,265	11,814,177	0.2%
	Brunello Cucinelli SpA	138,773	3,646,481	0.1%
	Buzzi Unicem SpA	409,864	10,219,949	0.2%
#	Cairo Communication SpA	369,487	1,620,871	0.0%

13

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
ITALY — (Continued)
*	Caltagirone Editore SpA	6,277	$8,273	0.0%
#	Cembre SpA	39,007	922,649	0.0%
	Cementir Holding SpA	334,012	1,992,942	0.1%
	Cerved Information Solutions SpA	1,000,694	10,736,678	0.2%
	CIR-Compagnie Industriali Riunite SpA	2,176,173	3,051,857	0.1%
	Credito Emiliano SpA	487,193	3,945,094	0.1%
#	Credito Valtellinese SpA	617,221	2,636,163	0.1%
#*	d'Amico International Shipping SA	1,174,234	393,836	0.0%
	Danieli & C Officine Meccaniche SpA	77,951	1,900,715	0.0%
	Datalogic SpA	111,466	3,002,799	0.1%
	Davide Campari-Milano SpA	2,221,345	15,704,191	0.3%
	De' Longhi SpA	274,771	8,619,811	0.2%
	DeA Capital SpA	592,759	823,002	0.0%
	DiaSorin SpA	116,636	8,965,927	0.2%
#	Ei Towers SpA	94,164	5,452,170	0.1%
	El.En. SpA	48,277	1,535,471	0.0%
	Elica SpA	4,665	9,300	0.0%
	Emak SpA	233,497	439,639	0.0%
	ePrice SpA	95,719	407,276	0.0%
	ERG SpA	372,364	5,241,145	0.1%
	Esprinet SpA	169,978	1,226,529	0.0%
#*	Eurotech SpA	90,850	138,652	0.0%
*	Exprivia SpA	11,442	16,226	0.0%
	Falck Renewables SpA	829,129	1,096,427	0.0%
	Fila SpA	37,198	780,067	0.0%
#*	Fincantieri SpA	2,358,732	2,645,732	0.1%
	FinecoBank Banca Fineco SpA	2,059,659	16,235,225	0.3%
	FNM SpA	747,367	453,767	0.0%
*	GEDI Gruppo Editoriale SpA	740,279	668,310	0.0%
#	Geox SpA	478,801	1,579,687	0.0%
	Gruppo MutuiOnline SpA	120,305	1,642,397	0.0%
	Hera SpA	3,776,494	11,545,631	0.2%
	IMMSI SpA	1,202,186	594,041	0.0%
	Industria Macchine Automatiche SpA	70,748	6,508,957	0.1%
	Infrastrutture Wireless Italiane SpA	811,221	4,606,635	0.1%
#*	Intek Group SpA	1,768,514	643,029	0.0%
	Interpump Group SpA	425,898	11,653,193	0.2%
	Iren SpA	3,118,364	7,221,966	0.1%
	Italgas SpA	2,515,080	12,683,889	0.2%
	Italmobiliare SpA	33,877	925,878	0.0%
*	IVS Group SA	23,572	334,361	0.0%
#*	Juventus Football Club SpA	2,220,681	1,337,866	0.0%
	La Doria SpA	67,081	801,190	0.0%
#	Maire Tecnimont SpA	643,190	2,992,937	0.1%
#	MARR SpA	189,413	4,506,288	0.1%
	Massimo Zanetti Beverage Group SpA	1,850	17,200	0.0%
#	Mediaset SpA	4,351,208	17,142,535	0.3%
	Moncler SpA	727,614	17,068,739	0.3%
#	Mondo TV SpA	10,510	48,133	0.0%
	Nice SpA	99,606	403,605	0.0%
	OVS SpA	573,687	4,084,572	0.1%
#	Panariagroup Industrie Ceramiche SpA	54,952	326,142	0.0%

14

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
ITALY — (Continued)
#	Parmalat SpA	697,227	$2,413,293	0.1%
#	Piaggio & C SpA	1,124,262	2,776,240	0.1%
#*	Prelios SpA	127,326	16,297	0.0%
	Prima Industrie SpA	21,258	599,055	0.0%
	Prysmian SpA	1,026,230	30,267,141	0.6%
	RAI Way SpA	224,084	1,119,199	0.0%
	Recordati SpA	406,244	16,474,021	0.3%
#	Reno de Medici SpA	840,050	341,694	0.0%
	Reply SpA	23,975	4,441,111	0.1%
#*	Retelit SpA	795,577	1,193,840	0.0%
#*	Rizzoli Corriere Della Sera Mediagroup SpA	347,396	486,246	0.0%
	Sabaf SpA	34,156	560,819	0.0%
#	SAES Getters SpA	43,539	856,038	0.0%
*	Safilo Group SpA	176,776	1,308,755	0.0%
#*	Saipem SpA	3,176,913	11,764,711	0.2%
#	Salini Impregilo SpA	1,310,412	4,535,282	0.1%
#	Salvatore Ferragamo SpA	262,482	7,008,142	0.1%
	Saras SpA	3,129,270	7,293,823	0.1%
	SAVE SpA	91,740	2,176,862	0.1%
	Servizi Italia SpA	40,168	211,256	0.0%
	Sesa SpA	10,318	290,165	0.0%
#*	Snaitech SpA	544,640	992,132	0.0%
	Societa Cattolica di Assicurazioni SCRL	972,786	7,567,810	0.2%
	Societa Iniziative Autostradali e Servizi SpA	362,319	3,992,963	0.1%
#*	Sogefi SpA	323,297	1,725,617	0.0%
	SOL SpA	164,650	1,999,620	0.1%
#	Tamburi Investment Partners SpA	455,377	2,613,663	0.1%
#*	Tiscali SpA	9,160,788	447,942	0.0%
#	Tod's SpA	70,079	4,372,766	0.1%
#*	Trevi Finanziaria Industriale SpA	509,518	390,019	0.0%
	TXT e-solutions SpA	28,342	349,768	0.0%
#	Unione di Banche Italiane SpA	6,512,761	28,060,464	0.5%
	Unipol Gruppo Finanziario SpA	2,680,207	11,759,651	0.2%
#	UnipolSai Assicurazioni SpA	4,233,519	9,287,721	0.2%
	Vittoria Assicurazioni SpA	136,425	1,863,052	0.0%
#*	Yoox Net-A-Porter Group SpA	280,998	7,786,261	0.2%
	Zignago Vetro SpA	145,632	1,222,201	0.0%
TOTAL ITALY			562,632,336	10.5%

NETHERLANDS — (5.0%)
	Aalberts Industries NV	645,848	25,699,741	0.5%
	Accell Group	146,494	4,794,767	0.1%
*	AFC Ajax NV	18,134	233,776	0.0%
	AMG Advanced Metallurgical Group NV	171,531	5,015,288	0.1%
	Amsterdam Commodities NV	101,270	3,296,979	0.1%
	APERAM SA	297,594	13,818,987	0.3%
#	Arcadis NV	466,494	8,426,646	0.2%
	ASM International NV	314,922	18,313,900	0.3%
	BE Semiconductor Industries NV	212,357	11,355,893	0.2%
#	Beter Bed Holding NV	104,326	1,877,290	0.0%
#	BinckBank NV	375,073	1,894,968	0.0%
	Boskalis Westminster	594,181	19,296,594	0.4%

15

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
NETHERLANDS — (Continued)
#	Brunel International NV	138,299	$1,931,605	0.0%
	Corbion NV	370,580	11,852,037	0.2%
#	Flow Traders	96,337	2,658,456	0.1%
*	Fugro NV	381,770	5,667,469	0.1%
#	Gemalto NV(B9MS8P5)	304,031	18,234,864	0.3%
	Gemalto NV(B011JK4)	231,595	13,900,324	0.3%
#*	Heijmans NV	141,912	1,137,790	0.0%
	Hunter Douglas NV	17,720	1,504,591	0.0%
	IMCD Group NV	127,466	6,905,770	0.1%
	Intertrust NV	44,397	899,250	0.0%
	KAS Bank NV	86,435	966,902	0.0%
	Kendrion NV	79,933	3,277,662	0.1%
#	Koninklijke BAM Groep NV	1,889,768	10,281,649	0.2%
	Koninklijke Vopak NV	351,771	16,300,652	0.3%
*	Lucas Bols NV	2,309	54,389	0.0%
	Nederland Apparatenfabriek	27,865	1,240,072	0.0%
#*	OCI NV	531,075	11,693,656	0.2%
#	Ordina NV	866,273	1,550,562	0.0%
#	PostNL NV	2,599,766	12,132,352	0.2%
	Refresco Group NV	179,785	3,667,392	0.1%
	SBM Offshore NV	1,191,247	19,082,155	0.4%
	Sligro Food Group NV	152,751	6,705,282	0.1%
*	Telegraaf Media Groep NV	170,034	1,197,933	0.0%
	TKH Group NV	240,336	13,340,930	0.3%
*	TomTom NV	809,617	7,748,073	0.1%
	Van Lanschot Kempen NV	57,666	1,598,083	0.0%
#	Wessanen	473,278	8,013,499	0.2%
TOTAL NETHERLANDS			297,568,228	5.5%

NORWAY — (2.2%)
#	ABG Sundal Collier Holding ASA	2,003,781	1,290,124	0.0%
	AF Gruppen ASA	29,505	530,000	0.0%
#*	Akastor ASA	1,076,530	1,778,631	0.0%
	Aker ASA Class A	15,946	523,643	0.0%
*	Aker Solutions ASA	856,751	3,876,443	0.1%
	American Shipping Co. ASA	234,848	701,303	0.0%
*	Archer, Ltd.	309,786	363,959	0.0%
	Arendals Fossekompani A.S.	90	30,766	0.0%
#	Atea ASA	409,219	5,491,916	0.1%
	Austevoll Seafood ASA	517,682	4,399,618	0.1%
#	Avance Gas Holding, Ltd.	376,095	951,654	0.0%
#*	Axactor AB	5,455,611	1,432,097	0.0%
	Bakkafrost P/F	211,039	7,946,765	0.2%
*	Biotec Pharmacon ASA	62,791	40,657	0.0%
	Bonheur ASA	140,320	1,285,814	0.0%
	Borregaard ASA	526,278	6,495,440	0.1%
#	BW LPG, Ltd.	524,093	1,823,665	0.0%
#*	BW Offshore, Ltd.	863,791	2,173,594	0.1%
#*	DNO ASA	3,859,961	3,540,168	0.1%
#*	DOF ASA	1,658,800	156,961	0.0%
#	Ekornes ASA	123,183	1,700,389	0.0%
	Entra ASA	141,667	1,763,975	0.0%

16

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
NORWAY — (Continued)
#*	Fred Olsen Energy ASA	247,595	$387,769	0.0%
#	Frontline, Ltd.	344,307	1,944,574	0.0%
#*	Funcom NV	835,906	242,228	0.0%
	Grieg Seafood ASA	295,582	2,058,658	0.0%
#*	Hexagon Composites ASA	437,202	1,428,285	0.0%
	Hoegh LNG Holdings, Ltd.	279,030	2,781,989	0.1%
*	Kongsberg Automotive ASA	2,171,519	1,924,815	0.0%
#	Kongsberg Gruppen ASA	107,905	1,719,305	0.0%
*	Kvaerner ASA	1,616,475	1,979,428	0.0%
#*	NEL ASA	2,250,185	619,155	0.0%
#*	Nordic Nanovector ASA	103,145	950,504	0.0%
#*	Nordic Semiconductor ASA	703,953	2,803,174	0.1%
#*	Norwegian Air Shuttle ASA	154,653	4,503,743	0.1%
#*	Norwegian Finans Holding ASA	218,800	2,018,045	0.0%
	Norwegian Property ASA	44,590	54,966	0.0%
#	Ocean Yield ASA	248,488	1,942,538	0.0%
*	Odfjell Drilling, Ltd.	147,404	332,499	0.0%
	Odfjell SE Class A	134,257	498,925	0.0%
	Olav Thon Eiendomsselskap ASA	115,054	2,314,814	0.1%
	Opera Software ASA	528,153	2,068,339	0.1%
#*	Petroleum Geo-Services ASA	1,952,682	3,402,133	0.1%
#*	PhotoCure ASA	65,557	205,494	0.0%
#*	Prosafe SE	139,937	464,709	0.0%
#	Protector Forsikring ASA	344,892	2,890,494	0.1%
#*	Q-Free ASA	179,836	174,331	0.0%
#*	REC Silicon ASA	14,281,005	1,854,633	0.0%
	Scatec Solar ASA	372,800	2,111,102	0.1%
#*	Seadrill, Ltd.	463,580	170,655	0.0%
	Selvaag Bolig ASA	161,461	622,232	0.0%
#*	Sevan Marine ASA	124,800	215,008	0.0%
	Skandiabanken ASA	142,878	1,351,677	0.0%
	Solon Eiendom ASA	3,712	7,633	0.0%
#*	Solstad Farstad ASA	99,014	113,632	0.0%
#*	Songa Offshore	180,003	690,394	0.0%
	SpareBank 1 SMN	2,422	20,829	0.0%
	SpareBank 1 SR-Bank ASA	290,094	2,484,689	0.1%
	Stolt-Nielsen, Ltd.	151,270	2,124,065	0.1%
	Storebrand ASA	33,758	232,944	0.0%
#	TGS NOPEC Geophysical Co. ASA	381,071	7,818,566	0.2%
	Tomra Systems ASA	647,834	7,917,078	0.2%
	Treasure ASA	300,823	576,106	0.0%
	Veidekke ASA	443,333	5,794,391	0.1%
*	Wallenius Wilhelmsen Logistics	306,364	1,804,971	0.0%
	Wilh Wilhelmsen Holding ASA Class A	68,692	2,035,196	0.0%
#	XXL ASA	282,495	2,717,033	0.1%
TOTAL NORWAY			128,671,330	2.4%

PORTUGAL — (1.0%)
	Altri SGPS SA	577,518	2,659,771	0.1%
*	Banco Comercial Portugues SA Class R	67,212,193	18,086,544	0.3%
	CTT-Correios de Portugal SA	692,539	4,382,074	0.1%
	EDP Renovaveis SA	182,845	1,453,395	0.0%

17

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
PORTUGAL — (Continued)
	Ibersol SGPS SA	24,481	$396,304	0.0%
	Mota-Engil SGPS SA	850,092	2,357,633	0.0%
	Navigator Co. SA (The)	2,010,412	8,676,176	0.2%
	NOS SGPS SA	1,118,059	6,785,487	0.1%
	Novabase SGPS SA	65,729	240,531	0.0%
#	REN - Redes Energeticas Nacionais SGPS SA	1,468,029	4,599,048	0.1%
	Semapa-Sociedade de Investimento e Gestao	128,708	2,495,831	0.1%
	Sonae Capital SGPS SA	768,579	791,914	0.0%
	Sonae SGPS SA	5,934,800	6,594,402	0.1%
	Teixeira Duarte SA	710,639	305,183	0.0%
TOTAL PORTUGAL			59,824,293	1.1%

SPAIN — (5.5%)
	Acciona SA	194,158	17,094,237	0.3%
	Acerinox SA	935,350	12,826,913	0.2%
#	Adveo Group International SA	104,096	391,096	0.0%
	Alantra Partners SA	28,485	370,624	0.0%
	Almirall SA	364,691	5,940,597	0.1%
#*	Amper SA	4,762,732	1,204,198	0.0%
	Applus Services SA	679,928	8,578,188	0.2%
	Atresmedia Corp. de Medios de Comunicacion SA	489,833	5,735,863	0.1%
	Azkoyen SA	64,022	533,541	0.0%
*	Banco Popular Espanol SA	2,854,766	—	0.0%
*	Baron de Ley	13,360	1,710,216	0.0%
#	Bolsas y Mercados Espanoles SHMSF SA	410,153	14,824,310	0.3%
	Cellnex Telecom SA	801,498	16,564,139	0.3%
	Cia de Distribucion Integral Logista Holdings SA	242,484	6,381,553	0.1%
	Cie Automotive SA	249,123	5,727,352	0.1%
	Clinica Baviera SA	3,698	43,248	0.0%
	Construcciones y Auxiliar de Ferrocarriles SA	91,240	3,745,430	0.1%
#*	Deoleo SA	1,441,512	329,169	0.0%
#	Distribuidora Internacional de Alimentacion SA	3,425,777	21,378,135	0.4%
#*	Duro Felguera SA	489,623	346,445	0.0%
	Ebro Foods SA	366,900	8,390,585	0.2%
*	eDreams ODIGEO SA	314,785	1,082,608	0.0%
#	Elecnor SA	198,822	2,754,567	0.1%
	Ence Energia y Celulosa SA	1,045,746	4,290,445	0.1%
*	Ercros SA	793,700	2,962,439	0.1%
	Euskaltel SA	431,467	4,602,605	0.1%
	Faes Farma SA	1,444,899	4,801,680	0.1%
	Fluidra SA	239,196	1,747,585	0.0%
#*	Fomento de Construcciones y Contratas SA	127,613	1,379,145	0.0%
	Grupo Catalana Occidente SA	228,086	9,614,824	0.2%
*	Grupo Empresarial San Jose SA	91,203	371,156	0.0%
#*	Grupo Ezentis SA	1,075,120	900,986	0.0%
	Iberpapel Gestion SA	42,701	1,458,980	0.0%
*	Indra Sistemas SA	705,130	10,176,831	0.2%
	Inmobiliaria Colonial SA	1,694,269	14,781,777	0.3%
	Inmobiliaria del Sur SA	2,902	32,944	0.0%
#	Laboratorios Farmaceuticos Rovi SA	68,607	1,338,796	0.0%
#*	Liberbank SA	2,372,859	2,444,199	0.0%
	Mediaset Espana Comunicacion SA	1,004,667	12,511,659	0.2%

18

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SPAIN — (Continued)
	Melia Hotels International SA	459,423	$6,880,967	0.1%
	Miquel y Costas & Miquel SA	77,498	2,833,141	0.1%
*	NH Hotel Group SA	1,358,586	8,191,854	0.2%
#	Obrascon Huarte Lain SA	911,389	3,282,957	0.1%
	Papeles y Cartones de Europa SA	297,375	2,545,805	0.1%
*	Pescanova SA	68,547	137,635	0.0%
*	Pharma Mar SA	1,078,930	4,859,184	0.1%
	Prim SA	39,424	503,459	0.0%
#*	Promotora de Informaciones SA Class A	284,300	763,592	0.0%
	Prosegur Cia de Seguridad SA	1,400,764	9,110,020	0.2%
#*	Quabit Inmobiliaria SA	312,740	634,018	0.0%
*	Realia Business SA	1,039,397	1,278,422	0.0%
#*	Sacyr SA	2,572,214	6,832,413	0.1%
	Saeta Yield SA	188,589	2,133,943	0.0%
	Siemens Gamesa Renewable Energy SA	977,004	20,903,522	0.4%
#*	Solaria Energia y Medio Ambiente SA	298,467	466,485	0.0%
#	Talgo SA	489,109	2,954,349	0.1%
#	Tecnicas Reunidas SA	189,544	7,344,718	0.1%
	Tubacex SA	724,309	2,754,614	0.1%
#*	Tubos Reunidos SA	776,287	1,081,482	0.0%
	Vidrala SA	84,838	6,006,490	0.1%
#	Viscofan SA	246,069	14,580,730	0.3%
*	Vocento SA	263,636	480,166	0.0%
	Zardoya Otis SA	812,940	8,419,739	0.2%
TOTAL SPAIN			324,348,770	6.1%

SWEDEN — (7.2%)
	AAK AB	121,469	8,873,364	0.2%
	Acando AB	586,572	1,840,282	0.0%
	AddLife AB	77,913	1,589,584	0.0%
	AddNode Group AB	22,737	217,099	0.0%
	AddTech AB Class B	296,441	5,653,379	0.1%
	AF AB Class B	321,244	6,648,157	0.1%
#	Alimak Group AB	40,079	666,875	0.0%
#*	Anoto Group AB	4,862,822	111,710	0.0%
*	Arise AB	36,861	58,825	0.0%
#	Atrium Ljungberg AB Class B	119,108	1,984,783	0.0%
	Attendo AB	53,527	653,504	0.0%
#	Avanza Bank Holding AB	125,578	5,484,506	0.1%
*	BE Group AB	12,555	102,889	0.0%
	Beijer Alma AB	115,679	3,404,706	0.1%
#*	Beijer Electronics Group AB	53,995	283,636	0.0%
	Beijer Ref AB	71,389	1,973,996	0.0%
	Bergman & Beving AB	144,190	2,127,986	0.0%
	Betsson AB	526,477	4,564,828	0.1%
	Bilia AB Class A	634,778	6,275,256	0.1%
	BillerudKorsnas AB	76,671	1,211,717	0.0%
	BioGaia AB Class B	92,718	3,768,708	0.1%
#*	BioInvent International AB	515,778	149,346	0.0%
	Biotage AB	305,541	2,064,781	0.0%
#	Bjorn Borg AB	82,051	316,235	0.0%
#	Bonava AB	9,670	165,142	0.0%

19

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWEDEN — (Continued)
	Bonava AB Class B	226,454	$3,871,632	0.1%
	Bufab AB	47,301	523,311	0.0%
	Bulten AB	92,534	1,319,831	0.0%
	Bure Equity AB	335,255	3,900,106	0.1%
#	Byggmax Group AB	372,728	2,711,209	0.1%
#	Catena AB	68,933	1,109,944	0.0%
#	Cavotec SA	28,745	107,975	0.0%
	Clas Ohlson AB Class B	214,919	4,135,599	0.1%
	Cloetta AB Class B	1,447,612	5,963,789	0.1%
*	Collector AB	38,748	438,425	0.0%
	Com Hem Holding AB	570,374	7,927,374	0.2%
	Concentric AB	370,988	6,063,005	0.1%
	Concordia Maritime AB Class B	100,760	158,003	0.0%
	Coor Service Management Holding AB	35,350	251,735	0.0%
	Corem Property Group AB Class B	2,296	11,519	0.0%
	Dedicare AB Class B	16,704	238,265	0.0%
	Dios Fastigheter AB	604,286	3,342,503	0.1%
	Dometic Group AB	35,797	310,971	0.0%
#	Doro AB	157,429	1,018,730	0.0%
	Duni AB	210,955	3,084,465	0.1%
#	Dustin Group AB	213,079	1,769,673	0.0%
	Eastnine AB	78,409	656,136	0.0%
	Elanders AB Class B	31,478	426,847	0.0%
#*	Eltel AB(BVRZ9V8)	76,853	266,731	0.0%
#*	Eltel AB(BF2NYP4)	115,279	399,557	0.0%
	Enea AB	63,008	544,826	0.0%
	eWork Group AB	22,308	269,168	0.0%
	Fabege AB	666,527	12,831,155	0.2%
#	Fagerhult AB	208,317	3,004,531	0.1%
#	Fenix Outdoor International AG	10,985	1,183,882	0.0%
#*	Fingerprint Cards AB Class B	142,652	519,990	0.0%
	Granges AB	472,903	4,350,832	0.1%
	Gunnebo AB	205,151	1,135,347	0.0%
*	Haldex AB	218,762	2,754,154	0.1%
	Heba Fastighets AB Class B	42,288	566,313	0.0%
	Hemfosa Fastigheter AB	731,898	7,906,487	0.2%
	Hexpol AB	442,282	4,828,783	0.1%
	HIQ International AB	297,368	2,019,316	0.0%
	HMS Networks AB	26,372	329,205	0.0%
#	Hoist Finance AB	157,751	1,611,899	0.0%
	Holmen AB Class B	261,612	11,354,631	0.2%
	Hufvudstaden AB Class A	190,238	3,156,563	0.1%
#	Indutrade AB	442,678	10,147,075	0.2%
#	Intrum Justitia AB	389,858	13,239,690	0.3%
	Inwido AB	303,808	4,268,537	0.1%
#	ITAB Shop Concept AB Class B	107,576	957,773	0.0%
	JM AB	392,486	13,905,604	0.3%
	KappAhl AB	420,801	2,287,690	0.1%
#	Karo Pharma AB	228,091	1,178,155	0.0%
#	Kindred Group P.L.C.	1,251,492	14,168,696	0.3%
#	Klovern AB Class B	2,502,421	2,739,216	0.1%
	KNOW IT AB	90,906	1,400,738	0.0%

20

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWEDEN — (Continued)
#	Kungsleden AB	1,024,206	$6,279,579	0.1%
	Lagercrantz Group AB Class B	330,753	3,633,668	0.1%
	Lifco AB Class B	54,552	1,751,413	0.0%
	Lindab International AB	468,066	5,103,528	0.1%
	Loomis AB Class B	392,752	14,077,619	0.3%
*	Medivir AB Class B	157,280	1,365,052	0.0%
#	Mekonomen AB	149,584	2,965,358	0.1%
	Modern Times Group MTG AB Class B	319,844	11,009,265	0.2%
*	Momentum Group AB Class B	144,190	1,394,885	0.0%
	MQ Holding AB	190,110	743,071	0.0%
#	Mycronic AB	464,036	4,228,897	0.1%
	NCC AB Class B	513,349	14,459,822	0.3%
#	Nederman Holding AB	4,621	128,921	0.0%
#*	Net Insight AB Class B	735,492	570,711	0.0%
	NetEnt AB	953,177	8,328,851	0.2%
	New Wave Group AB Class B	319,163	2,152,809	0.1%
	Nobia AB	745,291	7,528,119	0.2%
	Nobina AB	321,710	1,745,712	0.0%
	Nolato AB Class B	160,497	6,028,742	0.1%
#	NP3 Fastigheter AB	27,442	152,661	0.0%
	OEM International AB Class B	44,190	1,017,368	0.0%
	Opus Group AB	1,289,836	1,086,343	0.0%
#*	Orexo AB	6,681	21,651	0.0%
	Oriflame Holding AG	242,872	9,123,646	0.2%
	Pandox AB	47,411	845,685	0.0%
	Peab AB	876,860	10,638,685	0.2%
	Pricer AB Class B	832,220	972,149	0.0%
	Proact IT Group AB	50,363	1,224,454	0.0%
	Probi AB	3,809	262,385	0.0%
#*	Qliro Group AB	795,678	1,472,927	0.0%
#	Ratos AB Class B	1,504,874	7,177,766	0.1%
#*	RaySearch Laboratories AB	124,213	3,472,864	0.1%
#	Recipharm AB Class B	155,333	2,273,479	0.1%
	Rezidor Hotel Group AB	426,060	1,574,036	0.0%
	Rottneros AB	484,842	463,730	0.0%
	Saab AB Class B	27,191	1,343,842	0.0%
#	Sagax AB Class B	126,165	1,511,367	0.0%
#*	SAS AB	814,391	1,776,278	0.0%
	Scandi Standard AB	215,392	1,562,089	0.0%
	Scandic Hotels Group AB	74,926	974,023	0.0%
	Sectra AB Class B	59,543	1,226,729	0.0%
	Semcon AB	103,281	777,962	0.0%
#*	Sensys Gatso Group AB	1,035,356	96,701	0.0%
	SkiStar AB	132,817	3,082,277	0.1%
*	SSAB AB Class A	186,603	853,857	0.0%
*	SSAB AB Class B(B17H3F6)	374,337	1,388,613	0.0%
*	SSAB AB Class B(BPRBWM6)	1,119,901	4,149,220	0.1%
	Sweco AB Class B	326,793	8,085,054	0.2%
	Swedol AB Class B	81,005	274,480	0.0%
	Systemair AB	72,623	1,267,508	0.0%
	Thule Group AB	368,525	6,922,014	0.1%
#*	Tobii AB	49,569	231,638	0.0%

21

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWEDEN — (Continued)
	Troax Group AB	4,285	$112,879	0.0%
	VBG Group AB Class B	9,770	168,881	0.0%
#	Victoria Park AB Class B	559,976	1,868,237	0.0%
#	Vitrolife AB	71,728	4,508,115	0.1%
	Wallenstam AB Class B	906,444	8,740,870	0.2%
	Wihlborgs Fastigheter AB	385,249	8,145,243	0.2%
TOTAL SWEDEN			427,202,613	8.0%

SWITZERLAND — (10.8%)
	Allreal Holding AG	65,003	11,762,485	0.2%
*	Alpiq Holding AG	6,898	589,578	0.0%
	ALSO Holding AG	27,947	3,589,098	0.1%
#	ams AG	372,640	24,181,321	0.5%
	APG SGA SA	7,581	3,676,961	0.1%
#*	Arbonia AG	228,755	4,184,652	0.1%
#	Aryzta AG	368,607	12,156,745	0.2%
	Ascom Holding AG	210,467	4,309,961	0.1%
	Autoneum Holding AG	16,300	4,471,724	0.1%
	Bachem Holding AG Class B	23,344	2,663,258	0.1%
	Baloise Holding AG	39,603	6,134,492	0.1%
	Bank Cler AG	30,867	1,356,790	0.0%
	Banque Cantonale de Geneve	8,078	1,323,391	0.0%
	Banque Cantonale du Jura SA	4,442	256,376	0.0%
	Banque Cantonale Vaudoise	11,753	8,717,061	0.2%
	Belimo Holding AG	2,156	9,288,143	0.2%
	Bell Food Group AG	5,249	2,505,888	0.1%
	Bellevue Group AG	52,658	970,486	0.0%
#	Berner Kantonalbank AG	23,655	4,528,161	0.1%
	BFW Liegenschaften AG	620	29,615	0.0%
	BKW AG	64,177	3,772,500	0.1%
	Bobst Group SA	44,716	4,299,928	0.1%
	Bossard Holding AG Class A	32,905	6,671,307	0.1%
	Bucher Industries AG	33,396	10,506,658	0.2%
#	Burckhardt Compression Holding AG	12,340	3,542,182	0.1%
	Burkhalter Holding AG	20,988	3,003,686	0.1%
	Calida Holding AG	25,084	993,259	0.0%
	Carlo Gavazzi Holding AG	1,916	686,611	0.0%
	Cembra Money Bank AG	135,935	12,882,934	0.2%
	Cham Paper Holding AG	1,894	758,404	0.0%
*	Cicor Technologies, Ltd.	8,666	443,054	0.0%
	Cie Financiere Tradition SA	9,836	956,434	0.0%
	Clariant AG	815,669	18,004,881	0.3%
	Coltene Holding AG	20,595	2,127,244	0.0%
	Conzzeta AG	6,901	6,834,867	0.1%
#	Daetwyler Holding AG	37,940	6,462,000	0.1%
	DKSH Holding AG	123,906	10,073,833	0.2%
	dormakaba Holding AG	16,675	14,512,419	0.3%
	Edmond de Rothschild Suisse SA	56	953,436	0.0%
#	EFG International AG	467,927	3,037,042	0.1%
	Emmi AG	12,810	9,648,239	0.2%
	Energiedienst Holding AG	68,912	1,904,301	0.0%
#*	Evolva Holding SA	1,761,042	771,894	0.0%

22

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWITZERLAND — (Continued)
	Feintool International Holding AG	7,642	$950,588	0.0%
	Flughafen Zurich AG	95,396	23,429,267	0.4%
	Forbo Holding AG	6,853	11,270,369	0.2%
	GAM Holding AG	1,035,728	13,925,190	0.3%
	Georg Fischer AG	22,880	22,193,118	0.4%
	Gurit Holding AG	2,329	2,800,877	0.1%
	Helvetia Holding AG	36,269	20,800,467	0.4%
	Hiag Immobilien Holding AG	2,795	361,088	0.0%
#	HOCHDORF Holding AG	5,428	1,730,386	0.0%
	Huber & Suhner AG	72,236	5,401,861	0.1%
	Implenia AG	85,074	6,381,369	0.1%
	Inficon Holding AG	9,382	4,636,573	0.1%
	Interroll Holding AG	3,127	4,175,218	0.1%
	Intershop Holding AG	8,065	4,045,448	0.1%
#	Jungfraubahn Holding AG	5,914	699,679	0.0%
	Kardex AG	35,549	4,090,983	0.1%
#	Komax Holding AG	18,489	5,408,987	0.1%
	Kudelski SA	197,997	3,379,374	0.1%
*	Lastminute.com NV	6,959	94,516	0.0%
	LEM Holding SA	3,773	4,880,659	0.1%
	Liechtensteinische Landesbank AG	36,484	1,864,243	0.0%
	Logitech International SA	708,858	26,083,801	0.5%
#	Luzerner Kantonalbank AG	16,857	7,653,987	0.1%
	MCH Group AG	2,781	228,689	0.0%
	Metall Zug AG Class B	894	3,885,105	0.1%
#*	Meyer Burger Technology AG	2,370,456	2,963,095	0.1%
	Mobilezone Holding AG	133,170	1,959,950	0.0%
	Mobimo Holding AG	34,840	9,780,909	0.2%
#	OC Oerlikon Corp. AG	1,090,782	14,355,382	0.3%
#*	Orascom Development Holding AG	60,240	377,925	0.0%
#	Orell Fuessli Holding AG	5,028	685,619	0.0%
	Orior AG	29,509	2,347,435	0.0%
#	Panalpina Welttransport Holding AG	63,044	8,897,291	0.2%
#	Phoenix Mecano AG	3,266	1,955,425	0.0%
	Plazza AG Class A	5,940	1,432,892	0.0%
	PSP Swiss Property AG	206,934	19,361,306	0.4%
	Rieter Holding AG	17,376	3,957,801	0.1%
#	Romande Energie Holding SA	2,625	3,568,562	0.1%
#*	Schaffner Holding AG	2,950	980,835	0.0%
*	Schmolz + Bickenbach AG	2,988,059	2,784,261	0.1%
	Schweiter Technologies AG	4,863	6,303,219	0.1%
	SFS Group AG	46,919	5,324,992	0.1%
	Siegfried Holding AG	21,530	6,084,740	0.1%
	St Galler Kantonalbank AG	11,846	5,234,954	0.1%
	Sulzer AG	107,928	12,240,477	0.2%
	Sunrise Communications Group AG	164,337	12,957,523	0.2%
	Swiss Prime Site AG	139,414	12,675,558	0.2%
	Swissquote Group Holding SA	47,918	1,325,046	0.0%
	Tamedia AG	14,493	2,311,821	0.0%
	Tecan Group AG	46,359	8,729,706	0.2%
	Temenos Group AG	318,043	28,453,089	0.5%
	Thurgauer Kantonalbank	1,541	160,790	0.0%

23

The Continental Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
SWITZERLAND — (Continued)
u-blox Holding AG	30,554	$5,735,468	0.1%
Valiant Holding AG	99,933	11,529,588	0.2%
Valora Holding AG	15,777	5,043,232	0.1%
Vaudoise Assurances Holding SA	5,615	3,113,921	0.1%
Vetropack Holding AG	1,088	2,352,074	0.0%
* Von Roll Holding AG	270,044	403,675	0.0%
Vontobel Holding AG	136,975	8,923,732	0.2%
VP Bank AG	11,239	1,396,184	0.0%
VZ Holding AG	11,594	3,723,401	0.1%
Walliser Kantonalbank	17,172	1,604,504	0.0%
# Walter Meier AG	22,913	1,032,488	0.0%
Ypsomed Holding AG	16,382	3,321,874	0.1%
Zehnder Group AG	60,690	2,210,272	0.0%
# Zug Estates Holding AG Class B	833	1,605,196	0.0%
Zuger Kantonalbank AG	643	3,554,365	0.1%
TOTAL SWITZERLAND		642,675,718	12.0%

UNITED STATES — (0.0%)
Sapiens International Corp. NV	69,772	798,161	0.0%
TOTAL COMMON STOCKS		5,278,494,673	98.6%

PREFERRED STOCKS — (0.8%)
GERMANY — (0.8%)
# Biotest AG	89,937	2,261,911	0.0%
Draegerwerk AG & Co. KGaA	37,880	3,991,553	0.1%
# Fuchs Petrolub SE	212,417	11,577,353	0.2%
Jungheinrich AG	245,511	8,996,340	0.2%
# Sartorius AG	117,258	11,338,342	0.2%
Sixt SE	68,287	3,388,796	0.1%
STO SE & Co. KGaA	8,021	1,043,506	0.0%
Villeroy & Boch AG	42,172	934,370	0.0%
TOTAL GERMANY		43,532,171	0.8%
TOTAL PREFERRED STOCKS		43,532,171	0.8%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
* Intercell AG Rights 05/16/13	254,689	—	0.0%

FRANCE — (0.0%)
* Maurel et prom Rights 12/31/00	844,597	—	0.0%

ISRAEL — (0.0%)
* Airport City, Ltd. 7/4/17	22,133	74,995	0.0%

SPAIN — (0.0%)
* Sacyr SA Right 7/16/17	2,572,214	205,650	0.0%

24

The Continental Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
SPAIN — (Continued)
#* Talgo SA Right 6/28/17	483,535	$38,968	0.0%
TOTAL SPAIN		244,618	0.0%
TOTAL RIGHTS/WARRANTS		319,613	0.0%
TOTAL INVESTMENT SECURITIES		5,322,346,457

		Value†
SECURITIES LENDING COLLATERAL — (10.2%)
§@ DFA Short Term Investment Fund	52,442,975	606,870,102	11.3%
TOTAL INVESTMENTS — (100.0%) (Cost $4,488,167,344)^		$5,929,216,559	110.7%

25

THE CANADIAN SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

June 30, 2017
(Unaudited)

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (79.8%)
Consumer Discretionary — (7.6%)
	Aimia, Inc.	893,217	$1,191,599	0.1%
	Amaya, Inc.	667,513	11,931,640	0.9%
#*	AutoCanada, Inc.	184,038	2,707,777	0.2%
#*	BMTC Group, Inc.	17,481	149,966	0.0%
#*	BRP, Inc.	224,151	6,566,546	0.5%
#*	Cara Operations, Ltd.	70,000	1,271,746	0.1%
	Cineplex, Inc.	355,683	14,498,306	1.1%
	Cogeco Communications, Inc.	83,956	5,128,127	0.4%
	Cogeco, Inc.	40,668	2,116,818	0.2%
#*	Corus Entertainment, Inc. Class B	740,938	7,787,620	0.6%
	DHX Media, Ltd.(BRF12N3)	363,010	1,603,985	0.1%
#*	DHX Media, Ltd.(BRF12P5)	500,525	2,215,464	0.2%
	Dorel Industries, Inc. Class B	194,080	5,158,804	0.4%
	Enercare, Inc.	628,159	9,552,202	0.8%
#*	Gamehost, Inc.	55,573	396,399	0.0%
	Glacier Media, Inc.	171,625	80,730	0.0%
#*	goeasy, Ltd.	47,733	1,015,909	0.1%
	Great Canadian Gaming Corp.	348,738	6,421,856	0.5%
	Hudson's Bay Co.	412,411	3,679,515	0.3%
	Imvescor Restaurant Group, Inc.	8,800	24,904	0.0%
	Indigo Books & Music, Inc.	2,402	28,728	0.0%
	Leon's Furniture, Ltd.	141,075	1,909,212	0.1%
	Linamar Corp.	193,114	9,518,698	0.8%
	Martinrea International, Inc.	558,856	4,563,761	0.4%
	MTY Food Group, Inc.	104,963	3,752,379	0.3%
#*	Pizza Pizza Royalty Corp.	164,112	2,174,155	0.2%
	Reitmans Canada, Ltd. Class A	260,312	863,157	0.1%
	Sleep Country Canada Holdings, Inc.	119,000	3,776,103	0.3%
#*	Spin Master Corp.	70,300	2,097,941	0.2%
	Torstar Corp. Class B	393,289	451,882	0.0%
	TVA Group, Inc. Class B	7,000	14,035	0.0%
#*	Uni-Select, Inc.	266,570	6,438,134	0.5%
#*	Yellow Pages, Ltd.	147,535	846,438	0.1%
	Zenith Capital Corp.	111,820	6,984	0.0%
Total Consumer Discretionary			119,941,520	9.5%

Consumer Staples — (4.0%)
#*	AGT Food & Ingredients, Inc.	125,802	2,258,383	0.2%
	Andrew Peller, Ltd. Class A	84,800	716,039	0.1%
	Clearwater Seafoods, Inc.	101,057	889,937	0.1%
#*	Colabor Group, Inc.	68,300	50,035	0.0%
	Corby Spirit and Wine, Ltd.	73,867	1,208,142	0.1%
#*	Cott Corp.(22163N106)	96,682	1,396,088	0.1%
	Cott Corp.(2228952)	747,076	10,790,202	0.8%
	High Liner Foods, Inc.	97,291	1,312,168	0.1%
	Jean Coutu Group PJC, Inc. (The) Class A	425,576	6,530,662	0.5%
	KP Tissue, Inc.	3,100	33,969	0.0%
	Lassonde Industries, Inc. Class A	4,500	851,835	0.1%
	Liquor Stores N.A., Ltd.	200,211	1,517,639	0.1%
	Maple Leaf Foods, Inc.	383,945	9,693,368	0.8%

1

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Staples — (Continued)
	Neptune Technologies & Bioressources, Inc.	22,102	$18,748	0.0%
#*	North West Co., Inc. (The)	316,536	7,630,256	0.6%
#*	Premium Brands Holdings Corp.	156,662	11,239,846	0.9%
#*	Rogers Sugar, Inc.	621,236	3,037,196	0.2%
#*	SunOpta, Inc.	390,950	3,979,442	0.3%
Total Consumer Staples			63,153,955	5.0%

Energy — (16.5%)
	Advantage Oil & Gas, Ltd.	1,232,675	8,336,335	0.7%
#*	Africa Oil Corp.	1,016,099	1,496,568	0.1%
	AKITA Drilling, Ltd. Class A	40,600	223,851	0.0%
#*	Athabasca Oil Corp.	3,334,197	2,596,807	0.2%
#*	Baytex Energy Corp.	1,311,306	3,185,236	0.3%
#*	Bellatrix Exploration, Ltd.	1,626,593	928,192	0.1%
	Birchcliff Energy, Ltd.	1,092,635	5,148,057	0.4%
#*	BlackPearl Resources, Inc.	1,472,701	1,135,642	0.1%
	Bonavista Energy Corp.	1,393,041	2,911,121	0.2%
#*	Bonterra Energy Corp.	175,395	2,264,121	0.2%
#*	Calfrac Well Services, Ltd.	917,215	1,775,300	0.1%
#*	Canacol Energy, Ltd.	948,442	3,137,581	0.3%
#*	Cardinal Energy, Ltd.	257,790	958,163	0.1%
	Cequence Energy, Ltd.	863,916	133,238	0.0%
	CES Energy Solutions Corp.	513,442	2,288,475	0.2%
#*	Chinook Energy, Inc.	496,199	130,095	0.0%
	Corridor Resources, Inc.	1,246	476	0.0%
	Crew Energy, Inc.	983,376	3,040,822	0.2%
#*	Delphi Energy Corp.	1,019,439	959,065	0.1%
#*	Denison Mines Corp.	3,326,982	1,436,698	0.1%
	Enbridge Income Fund Holdings, Inc.	207,255	5,144,616	0.4%
	Enerflex, Ltd.	597,858	8,676,502	0.7%
#*	Energy Fuels, Inc.	397,690	631,740	0.1%
	Enerplus Corp.	987,251	8,008,853	0.6%
	Ensign Energy Services, Inc.	822,427	4,394,987	0.4%
#*	Epsilon Energy, Ltd.	312,073	729,165	0.1%
	Essential Energy Services Trust	929,741	451,679	0.0%
	Fission Uranium Corp.	1,445,000	679,712	0.1%
#*	Freehold Royalties, Ltd.	571,472	5,750,856	0.5%
	Frontera Energy Corp.	6,100	161,108	0.0%
	GASFRAC Energy Services, Inc.	91,560	9	0.0%
	Gear Energy, Ltd.	404,000	230,537	0.0%
#*	Gibson Energy, Inc.	702,339	9,077,114	0.7%
	Gran Tierra Energy, Inc.	2,753,450	6,115,003	0.5%
#*	Granite Oil Corp.	225,108	803,709	0.1%
	Kelt Exploration, Ltd.	1,232,340	5,967,840	0.5%
	Laramide Resources, Ltd.	22,000	5,683	0.0%
#*	Manitok Energy, Inc.	87,871	5,082	0.0%
#*	MEG Energy Corp.	1,541,043	4,527,586	0.4%
	Mullen Group, Ltd.	601,981	7,427,279	0.6%
#*	Newalta Corp.	602,898	669,473	0.1%
	North American Energy Partners, Inc.	150,534	654,698	0.1%
#*	Northern Blizzard Resources, Inc.	219,900	547,715	0.0%
	NuVista Energy, Ltd.	1,355,826	6,848,134	0.5%

2

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Energy — (Continued)
	Obsidian Energy, Ltd.	3,878,226	$4,874,698	0.4%
#*	Painted Pony Energy, Ltd.	609,461	2,222,972	0.2%
#*	Paramount Resources, Ltd. Class A	430,942	6,343,833	0.5%
	Parex Resources, Inc.	931,091	10,590,370	0.8%
#*	Parkland Fuel Corp.	561,525	12,864,673	1.0%
	Pason Systems, Inc.	356,252	5,313,012	0.4%
#*	Pengrowth Energy Corp.	3,100,994	2,439,092	0.2%
	Perpetual Energy, Inc.	41,575	45,845	0.0%
	Petrus Resources, Ltd.	19,582	33,975	0.0%
#*	Peyto Exploration & Development Corp.	100,000	1,813,695	0.1%
	PHX Energy Services Corp.	241,574	437,769	0.0%
	Pine Cliff Energy, Ltd.	496,700	294,925	0.0%
#*	Point Loma Resources, Ltd.	5,174	1,556	0.0%
	Precision Drilling Corp.	1,937,603	6,619,048	0.5%
#*	Pulse Seismic, Inc.	296,139	593,740	0.0%
#*	Questerre Energy Corp. Class A	764,460	383,173	0.0%
	Raging River Exploration, Inc.	1,094,651	6,828,908	0.5%
#*	RMP Energy, Inc.	1,017,322	486,382	0.0%
#*	Secure Energy Services, Inc.	1,067,236	7,283,343	0.6%
	ShawCor, Ltd.	269,381	5,500,624	0.4%
#*	Spartan Energy Corp.	807,348	3,828,800	0.3%
	Strad Energy Services, Ltd.	39,947	43,126	0.0%
#*	Surge Energy, Inc.	1,968,637	3,172,772	0.3%
#*	Tamarack Valley Energy, Ltd.	615,983	1,059,255	0.1%
	TORC Oil & Gas, Ltd.	1,005,112	3,929,610	0.3%
	Total Energy Services, Inc.	288,679	2,960,699	0.2%
#*	TransGlobe Energy Corp.	448,945	595,454	0.0%
	Trican Well Service, Ltd.	1,864,840	5,220,057	0.4%
	Trilogy Energy Corp.	387,642	1,455,750	0.1%
	Trinidad Drilling, Ltd.	1,605,084	2,413,567	0.2%
#*	Veresen, Inc.	1,597,192	22,588,295	1.8%
#*	Western Energy Services Corp.	572,897	773,111	0.1%
	Whitecap Resources, Inc.	1,857,311	13,262,415	1.1%
	Xtreme Drilling Corp.	99,561	158,155	0.0%
	Yangarra Resources, Ltd.	394,000	1,014,775	0.1%
#*	ZCL Composites, Inc.	184,027	1,847,649	0.1%
Total Energy			258,890,046	20.5%

Financials — (5.6%)
#*	AGF Management, Ltd. Class B	457,869	2,379,732	0.2%
#*	Alaris Royalty Corp.	214,966	3,817,603	0.3%
#*	Callidus Capital Corp.	86,620	947,156	0.1%
	Canaccord Genuity Group, Inc.	785,765	3,229,586	0.2%
#*	Canadian Western Bank	539,680	11,394,539	0.9%
#*	Chesswood Group, Ltd.	74,242	680,704	0.1%
	Clairvest Group, Inc.	1,900	50,357	0.0%
#*	Clarke, Inc.	17,242	148,381	0.0%
	E-L Financial Corp., Ltd.	3,678	2,396,599	0.2%
#*	Echelon Financial Holdings, Inc.	14,650	151,211	0.0%
#*	ECN Capital Corp.	2,120,906	6,541,968	0.5%
	Element Fleet Management Corp.	118,000	809,840	0.1%
#*	Equitable Group, Inc.	73,624	3,376,894	0.3%

3

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Financials — (Continued)
	Equity Financial Holdings, Inc.	800	$4,621	0.0%
	Fiera Capital Corp.	252,637	2,678,716	0.2%
#*	Firm Capital Mortgage Investment Corp.	124,818	1,275,323	0.1%
#*	First National Financial Corp.	99,837	2,090,202	0.2%
#*	Genworth MI Canada, Inc.	364,580	10,031,011	0.8%
	Gluskin Sheff + Associates, Inc.	207,896	2,685,270	0.2%
	GMP Capital, Inc.	309,287	758,430	0.1%
	Guardian Capital Group, Ltd. Class A	38,697	780,326	0.1%
#*	Home Capital Group, Inc.	350,158	4,587,588	0.3%
	Kingsway Financial Services, Inc.	13,070	80,127	0.0%
#*	Laurentian Bank of Canada	231,446	9,667,975	0.8%
#*	Sprott, Inc.	1,510,888	2,656,403	0.2%
#*	Street Capital Group, Inc.	120,227	125,159	0.0%
	Timbercreek Financial Corp.	272,400	1,968,220	0.1%
	TMX Group, Ltd.	237,058	12,898,529	1.0%
Total Financials			88,212,470	7.0%

Health Care — (1.5%)
	Concordia International Corp.	65,542	101,918	0.0%
#*	CRH Medical Corp.	488,496	2,779,997	0.2%
#*	Extendicare, Inc.	609,971	4,868,291	0.4%
	Knight Therapeutics, Inc.	762,325	6,048,985	0.5%
	Medical Facilities Corp.	207,969	2,347,830	0.2%
#*	Merus Labs International, Inc.	469,445	593,684	0.1%
	Novelion Therapeutics, Inc.	43,802	404,293	0.0%
#*	Sienna Senior Living, Inc.	313,615	4,345,822	0.3%
#*	Theratechnologies, Inc.	382,901	2,533,383	0.2%
#*	Valeant Pharmaceuticals International, Inc.	79	1,373	0.0%
Total Health Care			24,025,576	1.9%

Industrials — (9.4%)
	Aecon Group, Inc.	443,201	5,516,089	0.4%
#*	Ag Growth International, Inc.	99,871	4,445,214	0.4%
	Algoma Central Corp.	31,090	310,708	0.0%
	ATS Automation Tooling Systems, Inc.	547,230	5,608,179	0.5%
#*	Badger Daylighting, Ltd.	225,381	4,626,498	0.4%
#*	Ballard Power Systems, Inc.	32,234	92,964	0.0%
	Bird Construction, Inc.	268,333	1,762,953	0.1%
#*	Black Diamond Group, Ltd.	360,892	768,092	0.1%
	Calian Group, Ltd.	28,455	603,418	0.1%
#*	CanWel Building Materials Group, Ltd.	247,022	1,249,587	0.1%
#*	Cargojet, Inc.	17,649	646,595	0.1%
#*	Cervus Equipment Corp.	37,897	323,504	0.0%
	DIRTT Environmental Solutions	321,568	1,698,597	0.1%
#*	Exchange Income Corp.	113,984	2,905,854	0.2%
	Exco Technologies, Ltd.	174,165	1,434,363	0.1%
	Finning International, Inc.	293,478	5,752,784	0.5%
	GDI Integrated Facility Services, Inc.	700	8,372	0.0%
	Heroux-Devtek, Inc.	174,954	1,973,764	0.2%
#*	HNZ Group, Inc.	23,088	249,432	0.0%
#*	Horizon North Logistics, Inc.	894,144	917,035	0.1%
	IBI Group, Inc.	81,600	414,670	0.0%

4

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
#*	K-Bro Linen, Inc.	41,353	$1,291,484	0.1%
	Logistec Corp. Class B	300	8,051	0.0%
#*	MacDonald Dettwiler & Associates, Ltd.	200,472	10,431,717	0.8%
	Magellan Aerospace Corp.	90,076	1,405,875	0.1%
	Morneau Shepell, Inc.	311,711	5,009,298	0.4%
#*	NAPEC, Inc.	53,200	47,588	0.0%
#*	New Flyer Industries, Inc.	254,471	10,643,512	0.8%
	Richelieu Hardware, Ltd.	282,455	6,545,167	0.5%
	Rocky Mountain Dealerships, Inc.	98,255	753,884	0.1%
	Russel Metals, Inc.	390,906	7,825,354	0.6%
	Savaria Corp.	101,700	1,250,076	0.1%
#*	Stantec, Inc.(2854238)	557,929	14,047,179	1.1%
	Stantec, Inc.(85472N109)	2,648	66,465	0.0%
#*	Stuart Olson, Inc.	130,159	534,969	0.0%
#*	Student Transportation, Inc.	541,826	3,284,047	0.3%
#*	TFI International, Inc.	524,953	11,322,436	0.9%
	Toromont Industries, Ltd.	431,613	15,889,269	1.3%
	Transcontinental, Inc. Class A	409,776	8,120,946	0.6%
	Wajax Corp.	130,838	2,284,217	0.2%
	WestJet Airlines, Ltd.	6,379	113,876	0.0%
#*	Westport Fuel Systems, Inc.	17,150	40,733	0.0%
#*	Westshore Terminals Investment Corp.	342,649	5,551,400	0.4%
Total Industrials			147,776,215	11.7%

Information Technology — (3.9%)
	5N Plus, Inc.	406,229	1,011,813	0.1%
	Absolute Software Corp.	243,288	1,440,817	0.1%
#*	Avigilon Corp.	267,994	2,973,808	0.2%
	BSM Technologies, Inc.	28,600	35,066	0.0%
	Celestica, Inc.(15101Q108)	36,408	494,421	0.0%
	Celestica, Inc.(2263362)	804,865	10,935,936	0.9%
	Computer Modelling Group, Ltd.	465,152	3,651,486	0.3%
	Descartes Systems Group, Inc. (The)	405,356	9,861,954	0.8%
	Enghouse Systems, Ltd.	113,857	4,613,807	0.4%
#*	Evertz Technologies, Ltd.	159,053	2,183,177	0.2%
#*	EXFO, Inc.	60,487	282,192	0.0%
	Kinaxis, Inc.	95,672	5,956,630	0.5%
#*	Mediagrif Interactive Technologies, Inc.	18,870	223,797	0.0%
#*	Mitel Networks Corp.	583,224	4,286,029	0.3%
	Points International, Ltd.(2556879)	36,359	328,599	0.0%
	Points International, Ltd.(730843208)	3,323	30,040	0.0%
	Pure Technologies, Ltd.	171,745	647,620	0.1%
#*	Quarterhill, Inc.	780,333	1,125,249	0.1%
	Sandvine Corp.	1,088,669	3,601,473	0.3%
#*	Sierra Wireless, Inc.(2418968)	193,247	5,427,248	0.4%
	Sierra Wireless, Inc.(826516106)	10,722	301,288	0.0%
	Solium Capital, Inc.	108,306	819,310	0.1%
#*	UrtheCast Corp.	502,014	468,412	0.0%
	Vecima Networks, Inc.	6,059	46,723	0.0%
Total Information Technology			60,746,895	4.8%
5

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (23.8%)
#*	Acadian Timber Corp.	57,238	$831,116	0.1%
#*	AirBoss of America Corp.	100,462	1,014,846	0.1%
#*	Alacer Gold Corp.	1,773,848	2,845,160	0.2%
	Alamos Gold, Inc. Class A	2,076,629	14,732,409	1.2%
#*	Alio Gold, Inc.	195,218	883,661	0.1%
#*	Altius Minerals Corp.	213,700	1,778,087	0.1%
	Americas Silver Corp.	137,208	394,654	0.0%
#*	Amerigo Resources, Ltd.	296,500	125,752	0.0%
	Argonaut Gold, Inc.	1,085,107	1,983,115	0.2%
#*	Asanko Gold, Inc.	800,944	1,229,086	0.1%
	AuRico Metals, Inc.	828,683	728,485	0.1%
	B2Gold Corp.	4,754,863	13,383,135	1.1%
	Banro Corp.	18,429	13,074	0.0%
	Caledonia Mining Corp. P.L.C.	540	3,427	0.0%
#*	Canam Group, Inc.	266,196	2,524,839	0.2%
	Canfor Corp.	522,870	7,898,692	0.6%
	Canfor Pulp Products, Inc.	215,615	2,088,313	0.2%
	Capstone Mining Corp.	3,258,255	2,361,783	0.2%
	Cascades, Inc.	482,793	6,585,910	0.5%
	Centerra Gold, Inc.	1,599,935	8,734,995	0.7%
#*	China Gold International Resources Corp., Ltd.	1,666,061	2,543,801	0.2%
#*	Continental Gold, Inc.	878,000	2,586,336	0.2%
#*	Copper Mountain Mining Corp.	925,730	592,501	0.0%
	Detour Gold Corp.	1,045,165	12,234,427	1.0%
	Dominion Diamond Corp.(B95LX89)	554,107	6,973,339	0.6%
	Dominion Diamond Corp.(257287102)	20,700	259,992	0.0%
#*	Dundee Precious Metals, Inc.	1,206,222	2,250,969	0.2%
#*	Eastmain Resources, Inc.	104,500	26,592	0.0%
	EcoSynthetix, Inc.	1,500	3,424	0.0%
	Eldorado Gold Corp.	4,471,746	11,862,127	0.9%
	Endeavour Mining Corp.	382,538	6,601,783	0.5%
#*	Endeavour Silver Corp.	106,781	325,251	0.0%
#*	First Majestic Silver Corp.	1,019,024	8,455,198	0.7%
	Fortress Paper, Ltd. Class A	16,706	79,098	0.0%
	Fortuna Silver Mines, Inc.	1,092,735	5,350,761	0.4%
	Goldcorp, Inc.	493	6,360	0.0%
#*	Golden Star Resources, Ltd.	2,212,127	1,449,960	0.1%
#*	Great Panther Silver, Ltd.	842,551	1,078,528	0.1%
	Guyana Goldfields, Inc.	1,098,544	5,150,484	0.4%
	HudBay Minerals, Inc.	1,535,305	8,879,386	0.7%
	IAMGOLD Corp.	3,392,369	17,500,731	1.4%
#*	Imperial Metals Corp.	281,160	1,034,187	0.1%
	Interfor Corp.	488,408	6,997,703	0.6%
#*	International Tower Hill Mines, Ltd.	13,001	6,216	0.0%
	Intertape Polymer Group, Inc.	379,277	7,221,121	0.6%
	Ivanhoe Mines, Ltd. Class A	2,184,189	7,023,495	0.6%
	Kirkland Lake Gold, Ltd.	963,773	9,118,981	0.7%
	Klondex Mines, Ltd.	871,669	2,937,379	0.2%
#*	Labrador Iron Ore Royalty Corp.	439,156	5,323,513	0.4%
#*	Liberty Gold Corp.	222,861	68,742	0.0%
	Lucara Diamond Corp.	1,558,365	3,316,693	0.3%
	Lundin Gold, Inc.	23,100	97,972	0.0%

6

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
	Lundin Mining Corp.	12,156	$69,085	0.0%
	Lydian International, Ltd.	91,514	25,405	0.0%
	Major Drilling Group International, Inc.	589,312	3,858,158	0.3%
#*	Mandalay Resources Corp.	1,371,135	396,496	0.0%
#*	Midas Gold Corp.	293,884	163,168	0.0%
	Nautilus Minerals, Inc.	227,078	38,523	0.0%
	Nevsun Resources, Ltd.	1,976,873	4,771,447	0.4%
	New Gold, Inc.	3,427,809	10,890,325	0.9%
	Norbord, Inc.	235,880	7,343,059	0.6%
	OceanaGold Corp.	4,160,560	12,544,563	1.0%
	Orbite Technologies, Inc.	73,500	13,319	0.0%
#*	Osisko Gold Royalties, Ltd.	708,928	8,664,791	0.7%
	Pan American Silver Corp.	874,373	14,705,487	1.2%
#*	Platinum Group Metals, Ltd.	105,831	88,954	0.0%
#*	PolyMet Mining Corp.	613,665	364,375	0.0%
#*	Premier Gold Mines, Ltd.	793,012	1,791,737	0.1%
#*	Pretium Resources, Inc.(B57Q8S9)	114,400	1,099,186	0.1%
#*	Pretium Resources, Inc.(74139C102)	325,217	3,125,335	0.2%
#*	Primero Mining Corp.	1,071,138	371,693	0.0%
#*	RB Energy, Inc.	396,013	277	0.0%
	Richmont Mines, Inc.	398,871	3,106,568	0.2%
#*	Royal Nickel Corp.	385,500	60,940	0.0%
#*	Sabina Gold & Silver Corp.	1,572,221	2,424,770	0.2%
#*	Sandstorm Gold, Ltd.	1,078,289	4,165,814	0.3%
#*	Seabridge Gold, Inc.	111,235	1,196,583	0.1%
	SEMAFO, Inc.	2,066,546	4,764,784	0.4%
#*	Sherritt International Corp.	2,511,161	1,491,050	0.1%
	Silver Standard Resources, Inc.	794,505	7,713,462	0.6%
#*	Sprott Resource Holdings, Inc.	597,898	73,769	0.0%
	Stella-Jones, Inc.	249,471	8,514,487	0.7%
#*	Stornoway Diamond Corp.	1,468,797	872,127	0.1%
	Supremex, Inc.	6,100	22,296	0.0%
	Tahoe Resources, Inc.	1,389,343	11,977,834	0.9%
#*	Tanzanian Royalty Exploration Corp.	298,950	131,402	0.0%
	Taseko Mines, Ltd.	1,335,491	1,688,931	0.1%
#*	Tembec, Inc.	420,376	1,361,489	0.1%
	Teranga Gold Corp.	656,414	1,776,691	0.1%
#*	TMAC Resources, Inc.	69,213	774,964	0.1%
	Torex Gold Resources, Inc.	502,960	9,591,456	0.8%
#*	Trevali Mining Corp.	2,672,416	2,617,187	0.2%
	Wesdome Gold Mines, Ltd.	602,364	1,416,726	0.1%
	West Fraser Timber Co., Ltd.	169,710	8,032,696	0.6%
	Western Forest Products, Inc.	2,549,109	4,599,719	0.4%
	Winpak, Ltd.	159,835	7,175,813	0.6%
	Yamana Gold, Inc.	4,782,373	11,542,896	0.9%
Total Materials			374,917,426	29.7%

Real Estate — (2.2%)
#*	Altus Group, Ltd.	269,614	5,827,638	0.5%
	Brookfield Real Estate Services, Inc.	28,869	367,318	0.0%
	Colliers International Group, Inc.	182,095	10,292,692	0.8%
	DREAM Unlimited Corp. Class A	200,600	1,138,507	0.1%

7

The Canadian Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
Real Estate — (Continued)
FirstService Corp.(BYL7ZF7)	185,371	$11,894,448	0.9%
FirstService Corp.(33767E103)	1,234	78,951	0.0%
Genesis Land Development Corp.	76,842	206,208	0.0%
Information Services Corp.	7,374	100,648	0.0%
#* Mainstreet Equity Corp.	29,849	836,683	0.1%
Mainstreet Health Investments, Inc.	56,700	530,712	0.0%
Melcor Developments, Ltd.	51,140	606,913	0.1%
Morguard Corp.	9,468	1,348,869	0.1%
#* Tricon Capital Group, Inc.	219,500	1,966,834	0.2%
Total Real Estate		35,196,421	2.8%

Utilities — (5.3%)
#* Algonquin Power & Utilities Corp.	1,268,653	13,353,727	1.0%
Alterra Power Corp.	160,142	702,660	0.1%
Boralex, Inc. Class A	348,391	5,899,650	0.5%
#* Capital Power Corp.	591,609	11,094,950	0.9%
#* Innergex Renewable Energy, Inc.	547,427	6,019,671	0.5%
Just Energy Group, Inc.	765,076	4,011,811	0.3%
Maxim Power Corp.	92,234	193,458	0.0%
#* Northland Power, Inc.	612,888	10,917,422	0.8%
Polaris Infrastructure, Inc.	73,800	972,580	0.1%
#* Superior Plus Corp.	864,085	7,609,385	0.6%
TransAlta Corp.	1,755,309	11,221,092	0.9%
#* TransAlta Renewables, Inc.	529,146	6,389,903	0.5%
Valener, Inc.	281,676	4,848,094	0.4%
Total Utilities		83,234,403	6.6%
TOTAL COMMON STOCKS		1,256,094,927	99.5%

RIGHTS/WARRANTS — (0.0%)
QLT, Inc. Warrants 11/23/17	219,010	—	0.0%
QLT, Inc. Warrants 11/23/17 Class A	219,010	—	0.0%
TOTAL RIGHTS/WARRANTS		—	0.0%
TOTAL INVESTMENT SECURITIES		1,256,094,927

		Value†
SECURITIES LENDING COLLATERAL — (20.2%)
§@ DFA Short Term Investment Fund	27,512,637	318,376,232	25.2%
TOTAL INVESTMENTS — (100.0%) (Cost $1,746,091,254)^		$1,574,471,159	124.7%

8

THE JAPANESE SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2016

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (91.7%)
Consumer Discretionary — (17.8%)
#	Accordia Golf Co., Ltd.	375,789	$3,792,761	0.1%
#	Adastria Co., Ltd.	194,640	5,095,303	0.2%
#	Aeon Fantasy Co., Ltd.	49,332	1,529,889	0.1%
*	AGORA Hospitality Group Co., Ltd.	591,000	197,653	0.0%
	Ahresty Corp.	137,600	1,555,315	0.1%
	Aigan Co., Ltd.	43,800	84,292	0.0%
	Aisan Industry Co., Ltd.	201,800	1,642,809	0.1%
#*	Akebono Brake Industry Co., Ltd.	546,800	1,046,477	0.0%
#	Alpen Co., Ltd.	111,900	2,039,044	0.1%
	Alpha Corp.	30,400	297,141	0.0%
	Alpine Electronics, Inc.	277,500	3,704,149	0.1%
	Amiyaki Tei Co., Ltd.	25,600	945,746	0.0%
	Amuse, Inc.	70,298	1,188,836	0.0%
*	Anrakutei Co., Ltd.	2,200	94,810	0.0%
	AOI Pro, Inc.	46,500	368,490	0.0%
	AOKI Holdings, Inc.	268,400	3,245,470	0.1%
	Aoyama Trading Co., Ltd.	304,000	10,709,561	0.4%
	Arata Corp.	26,300	601,306	0.0%
	Arcland Sakamoto Co., Ltd.	176,200	2,098,716	0.1%
	Arcland Service Holdings Co., Ltd.	38,700	1,148,543	0.0%
	Asahi Broadcasting Corp.	24,800	161,780	0.0%
	Asahi Co., Ltd.	103,300	1,248,480	0.1%
	Asante, Inc.	15,100	228,868	0.0%
	Asatsu-DK, Inc.	207,400	5,755,600	0.2%
#	Ashimori Industry Co., Ltd.	254,000	403,067	0.0%
#	ASKUL Corp.	42,000	1,729,472	0.1%
	Atom Corp.	414,900	2,743,365	0.1%
	Atsugi Co., Ltd.	961,000	1,052,213	0.0%
	Autobacs Seven Co., Ltd.	455,700	6,479,325	0.2%
	Avex Group Holdings, Inc.	225,400	2,981,444	0.1%
	Belluna Co., Ltd.	291,800	1,947,149	0.1%
	Best Denki Co., Ltd.	351,100	461,395	0.0%
	Bic Camera, Inc.	546,600	4,704,540	0.2%
	Bookoff Corp.	59,400	462,917	0.0%
	BRONCO BILLY Co., Ltd.	62,800	1,857,827	0.1%
	Calsonic Kansei Corp.	367,000	4,599,464	0.2%
#	Can Do Co., Ltd.	65,500	1,140,264	0.0%
	Central Sports Co., Ltd.	33,800	808,587	0.0%
	CHIMNEY Co., Ltd.	27,800	791,425	0.0%
	Chiyoda Co., Ltd.	102,100	2,424,080	0.1%
	Chofu Seisakusho Co., Ltd.	109,200	2,806,713	0.1%
	Chori Co., Ltd.	71,800	1,138,476	0.0%
	Chuo Spring Co., Ltd.	196,000	574,206	0.0%
	Clarion Co., Ltd.	677,000	2,221,155	0.1%
	Cleanup Corp.	129,700	1,104,495	0.0%
	Coco's Japan Co., Ltd.	1,400	25,435	0.0%
#	Colowide Co., Ltd.	357,500	6,945,808	0.2%
	Corona Corp.	84,800	907,254	0.0%
	Create Restaurants Holdings, Inc.	174,300	1,652,505	0.1%
#*	Cross Plus, Inc.	14,800	85,981	0.0%
#*	D.A. Consortium Holdings, Inc.	118,700	796,842	0.0%

1

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Daido Metal Co., Ltd.	193,000	$2,081,419	0.1%
#	Daidoh, Ltd.	139,800	550,218	0.0%
#	Daiichikosho Co., Ltd.	101,900	4,429,798	0.2%
#	Daikoku Denki Co., Ltd.	51,800	830,759	0.0%
	Daikyonishikawa Corp.	200,400	2,594,791	0.1%
	Dainichi Co., Ltd.	49,300	305,160	0.0%
	Daisyo Corp.	47,200	689,933	0.0%
#	DCM Holdings Co., Ltd.	530,600	4,648,225	0.2%
	Descente, Ltd.	250,600	3,474,956	0.1%
#*	DLE, Inc.	43,400	284,768	0.0%
	Doshisha Co., Ltd.	146,100	3,023,321	0.1%
	Doutor Nichires Holdings Co., Ltd.	195,386	3,910,781	0.1%
	Dunlop Sports Co., Ltd.	76,600	752,299	0.0%
	Dynic Corp.	174,000	280,085	0.0%
	Eagle Industry Co., Ltd.	147,200	2,100,178	0.1%
#	EDION Corp.	513,900	4,552,844	0.2%
#	ES-Con Japan, Ltd.	209,400	636,929	0.0%
	Exedy Corp.	193,000	5,514,411	0.2%
#	F-Tech, Inc.	39,200	515,538	0.0%
	FCC Co., Ltd.	231,400	5,105,036	0.2%
	Fields Corp.	73,600	892,314	0.0%
	Fine Sinter Co., Ltd.	9,800	159,365	0.0%
#	First Juken Co., Ltd.	22,400	296,036	0.0%
	FJ Next Co., Ltd.	31,800	189,333	0.0%
	Foster Electric Co., Ltd.	140,200	2,572,676	0.1%
	France Bed Holdings Co., Ltd.	139,600	1,192,368	0.0%
#	FTGroup Co., Ltd.	74,000	586,311	0.0%
#	Fuji Co. Ltd/Ehime	110,400	2,318,642	0.1%
	Fuji Corp.	2,100	41,820	0.0%
	Fuji Corp., Ltd.	149,600	1,000,837	0.0%
	Fuji Kiko Co., Ltd.	137,400	502,410	0.0%
#	Fuji Kyuko Co., Ltd.	250,000	2,866,980	0.1%
	Fuji Oozx, Inc.	6,000	21,025	0.0%
	Fujibo Holdings, Inc.	67,100	2,121,993	0.1%
#	Fujikura Rubber, Ltd.	88,400	481,946	0.0%
#	Fujio Food System Co., Ltd.	8,300	208,790	0.0%
	Fujishoji Co., Ltd.	47,100	499,465	0.0%
#	Fujita Kanko, Inc.	147,000	488,470	0.0%
	FuKoKu Co., Ltd.	40,800	323,246	0.0%
#	Funai Electric Co., Ltd.	121,700	992,271	0.0%
#	Furukawa Battery Co., Ltd. (The)	89,000	630,415	0.0%
	Futaba Industrial Co., Ltd.	344,700	2,059,511	0.1%
	G-7 Holdings, Inc.	32,000	409,729	0.0%
	G-Tekt Corp.	110,800	2,104,469	0.1%
	Gakken Holdings Co., Ltd.	313,000	1,037,527	0.0%
	Gakkyusha Co., Ltd.	7,300	89,310	0.0%
#	Genki Sushi Co., Ltd.	13,100	253,243	0.0%
#	Geo Holdings Corp.	223,300	2,832,778	0.1%
	Gfoot Co., Ltd.	3,000	21,689	0.0%
#	GLOBERIDE, Inc.	62,299	1,067,173	0.0%
#	Gokurakuyu Co., Ltd.	10,900	105,053	0.0%
#	Goldwin, Inc.	4,000	183,521	0.0%

2

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Golf Digest Online, Inc.	49,500	$385,701	0.0%
#	Gourmet Kineya Co., Ltd.	85,000	810,708	0.0%
	GSI Creos Corp.	306,000	334,823	0.0%
	Gunze, Ltd.	1,080,000	3,624,954	0.1%
	H-One Co., Ltd.	75,700	666,481	0.0%
	H2O Retailing Corp.	322,200	4,784,825	0.2%
#	Hagihara Industries, Inc.	35,500	832,689	0.0%
	Hakuyosha Co., Ltd.	6,500	154,999	0.0%
#	Handsman Co., Ltd.	17,400	326,833	0.0%
#	Happinet Corp.	93,800	991,666	0.0%
	Hard Off Corp. Co., Ltd.	57,900	634,023	0.0%
	Haruyama Trading Co., Ltd.	47,900	368,828	0.0%
	Heiwa Corp.	200,400	4,707,654	0.2%
	HI-LEX Corp.	61,900	1,692,237	0.1%
	Hiday Hidaka Corp.	97,447	2,428,743	0.1%
#	Himaraya Co., Ltd.	35,900	274,902	0.0%
#	Hiramatsu, Inc.	174,500	1,018,854	0.0%
#	HIS Co., Ltd.	247,200	6,746,799	0.2%
	Honeys Co., Ltd.	106,040	1,247,716	0.1%
	Hoosiers Holdings	181,100	926,462	0.0%
#	Hotland Co., Ltd.	32,300	314,360	0.0%
	I K K, Inc.	21,700	124,423	0.0%
	IBJ, Inc.	103,500	745,588	0.0%
#	Ichibanya Co., Ltd.	36,258	1,370,976	0.1%
#	Ichikoh Industries, Ltd.	286,000	881,679	0.0%
#	IDOM, Inc.	420,500	2,194,577	0.1%
	IJT Technology Holdings Co., Ltd.	124,680	493,322	0.0%
	Imasen Electric Industrial	93,900	834,898	0.0%
	Imperial Hotel, Ltd.	13,000	260,705	0.0%
	Intage Holdings, Inc.	95,900	1,723,871	0.1%
*	Izuhakone Railway Co., Ltd.	300	—	0.0%
#*	Izutsuya Co., Ltd.	61,699	230,218	0.0%
#*	Janome Sewing Machine Co., Ltd.	106,400	785,428	0.0%
	Japan Wool Textile Co., Ltd. (The)	343,000	2,501,062	0.1%
#	Jin Co., Ltd.	84,100	4,366,383	0.1%
#	Joban Kosan Co., Ltd.	35,399	515,401	0.0%
	Joshin Denki Co., Ltd.	205,000	1,752,845	0.1%
	Joyful Honda Co., Ltd.	17,400	480,381	0.0%
#	JP-Holdings, Inc.	374,800	942,415	0.0%
#	JVC Kenwood Corp.	885,430	2,392,751	0.1%
#	K's Holdings Corp.	48,000	830,685	0.0%
*	Kadokawa Dwango	328,233	4,847,131	0.2%
#	Kappa Create Co., Ltd.	137,700	1,596,483	0.1%
	Kasai Kogyo Co., Ltd.	138,300	1,566,381	0.1%
	Kawai Musical Instruments Manufacturing Co., Ltd.	45,200	885,324	0.0%
	Keihin Corp.	267,500	4,372,818	0.2%
#	Keiyo Co., Ltd.	179,800	907,348	0.0%
#	KFC Holdings Japan, Ltd.	88,700	1,572,607	0.1%
#*	Kintetsu Department Store Co., Ltd.	216,000	718,181	0.0%
	Kitamura Co., Ltd.	2,000	14,990	0.0%
#*	KNT-CT Holdings Co., Ltd.	697,000	769,839	0.0%
#	Kohnan Shoji Co., Ltd.	188,500	3,728,582	0.1%

3

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
#*	Kojima Co., Ltd.	176,000	$400,393	0.0%
#	Komatsu Seiren Co., Ltd.	193,700	1,205,444	0.0%
#	Komehyo Co., Ltd.	18,600	176,601	0.0%
	Komeri Co., Ltd.	202,200	4,937,206	0.2%
#	Konaka Co., Ltd.	117,560	558,357	0.0%
#	Koshidaka Holdings Co., Ltd.	56,300	916,552	0.0%
	Kourakuen Holdings Corp.	47,400	702,827	0.0%
#	KU Holdings Co., Ltd.	130,900	999,743	0.0%
	Kura Corp.	69,200	3,487,266	0.1%
	Kurabo Industries, Ltd.	1,241,000	2,479,388	0.1%
	KYB Corp.	1,157,000	5,290,695	0.2%
#	Kyoritsu Maintenance Co., Ltd.	83,831	5,028,740	0.2%
#*	Laox Co., Ltd.	172,800	1,393,995	0.1%
	LEC, Inc.	41,600	1,055,844	0.0%
	Look, Inc.	228,000	342,961	0.0%
#	Mamiya-Op Co., Ltd.	25,800	294,356	0.0%
	Mars Engineering Corp.	50,500	1,001,276	0.0%
#*	Maruei Department Store Co., Ltd.	17,000	13,111	0.0%
#*	Maruzen CHI Holdings Co., Ltd.	41,700	148,600	0.0%
#	Matsuya Co., Ltd.	188,500	1,508,074	0.1%
#	Matsuya Foods Co., Ltd.	51,600	1,673,504	0.1%
#	Meiko Network Japan Co., Ltd.	146,800	1,381,512	0.1%
	Meiwa Estate Co., Ltd.	62,800	348,302	0.0%
	Mikuni Corp.	118,000	397,621	0.0%
	Misawa Homes Co., Ltd.	164,000	1,234,024	0.0%
	Mitsuba Corp.	208,690	3,046,641	0.1%
	Mitsui Home Co., Ltd.	165,000	727,426	0.0%
	Mizuno Corp.	594,000	3,195,300	0.1%
#	Monogatari Corp. (The)	31,500	1,448,497	0.1%
	Morito Co., Ltd.	8,500	65,275	0.0%
	Mr Max Corp.	99,200	360,765	0.0%
	Murakami Corp.	11,000	191,860	0.0%
	Musashi Seimitsu Industry Co., Ltd.	145,900	3,573,526	0.1%
#	Nafco Co., Ltd.	35,800	578,511	0.0%
	Nagawa Co., Ltd.	15,000	620,644	0.0%
*	Naigai Co., Ltd.	544,000	305,876	0.0%
	Nakayamafuku Co., Ltd.	12,300	90,919	0.0%
#	Next Co., Ltd.	312,900	2,626,191	0.1%
	NHK Spring Co., Ltd.	123,200	1,166,132	0.0%
	Nice Holdings, Inc.	444,000	587,596	0.0%
	Nichirin Co., Ltd.	15,600	240,993	0.0%
	Nihon Eslead Corp.	35,000	388,146	0.0%
#	Nihon House Holdings Co., Ltd.	233,300	874,778	0.0%
	Nihon Plast Co., Ltd.	44,500	419,157	0.0%
	Nihon Tokushu Toryo Co., Ltd.	78,800	1,113,994	0.0%
	Nippon Felt Co., Ltd.	58,200	274,538	0.0%
#	Nippon Piston Ring Co., Ltd.	48,600	741,744	0.0%
	Nippon Seiki Co., Ltd.	244,400	4,725,270	0.2%
	Nippon View Hotel Co., Ltd.	1,900	22,911	0.0%
	Nishikawa Rubber Co., Ltd.	15,000	213,142	0.0%
	Nishimatsuya Chain Co., Ltd.	172,700	2,431,178	0.1%
	Nissan Shatai Co., Ltd.	241,800	2,496,369	0.1%

4

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Nissan Tokyo Sales Holdings Co., Ltd.	208,000	$510,812	0.0%
	Nissei Build Kogyo Co., Ltd.	388,000	1,813,714	0.1%
	Nissin Kogyo Co., Ltd.	230,200	3,405,835	0.1%
	Nittan Valve Co., Ltd.	86,000	293,273	0.0%
	Nojima Corp.	129,700	1,680,398	0.1%
	Ohashi Technica, Inc.	36,600	488,660	0.0%
#	Ohsho Food Service Corp.	66,700	2,566,912	0.1%
	Onward Holdings Co., Ltd.	736,000	4,926,561	0.2%
	Ootoya Holdings Co., Ltd.	7,400	135,389	0.0%
#	OPT Holding, Inc.	86,700	584,243	0.0%
#	Otsuka Kagu, Ltd.	55,600	622,043	0.0%
	Pacific Industrial Co., Ltd.	248,400	3,054,465	0.1%
#	Pal Co., Ltd.	75,500	1,870,512	0.1%
	PALTAC Corp.	214,634	5,267,138	0.2%
	PanaHome Corp.	507,200	3,772,281	0.1%
	PAPYLESS Co., Ltd.	1,800	47,753	0.0%
	Parco Co., Ltd.	123,400	1,143,205	0.0%
	Paris Miki Holdings, Inc.	159,100	677,084	0.0%
#	PC Depot Corp.	234,241	1,146,260	0.0%
	People Co., Ltd.	17,000	328,652	0.0%
	PIA Corp.	15,100	353,393	0.0%
	Piolax, Inc.	56,700	3,604,798	0.1%
#*	Pioneer Corp.	1,938,300	4,753,925	0.2%
	Plenus Co., Ltd.	133,800	2,753,879	0.1%
	Press Kogyo Co., Ltd.	571,300	2,782,189	0.1%
	Pressance Corp.	214,000	2,466,108	0.1%
	Proto Corp.	64,100	727,024	0.0%
#	Raccoon Co., Ltd.	30,400	151,236	0.0%
	Renaissance, Inc.	60,600	818,727	0.0%
#*	Renown, Inc.	306,000	305,999	0.0%
#	Resort Solution Co., Ltd.	168,000	516,767	0.0%
	Rhythm Watch Co., Ltd.	559,000	952,759	0.0%
#	Riberesute Corp.	36,900	279,269	0.0%
	Ride On Express Co., Ltd.	18,700	187,324	0.0%
#	Right On Co., Ltd.	87,425	861,316	0.0%
	Riken Corp.	54,100	1,980,897	0.1%
	Ringer Hut Co., Ltd.	105,800	2,693,695	0.1%
	Riso Kyoiku Co., Ltd.	211,700	1,204,416	0.0%
	Round One Corp.	456,600	3,225,618	0.1%
	Royal Holdings Co., Ltd.	186,600	3,224,581	0.1%
#	Sac's Bar Holdings, Inc.	103,450	1,106,687	0.0%
	Saizeriya Co., Ltd.	194,300	5,117,628	0.2%
#	Sakai Ovex Co., Ltd.	29,799	543,855	0.0%
	San Holdings, Inc.	15,400	224,367	0.0%
#	Sanden Holdings Corp.	714,000	2,209,867	0.1%
	Sanei Architecture Planning Co., Ltd.	50,300	895,967	0.0%
	Sangetsu Corp.	328,750	6,348,363	0.2%
#	Sanko Marketing Foods Co., Ltd.	27,800	252,328	0.0%
	Sankyo Seiko Co., Ltd.	183,400	600,212	0.0%
	Sanoh Industrial Co., Ltd.	136,500	940,452	0.0%
#	Sanrio Co., Ltd.	293,600	5,499,272	0.2%
	Sanyo Electric Railway Co., Ltd.	277,000	1,366,332	0.1%

5

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Sanyo Housing Nagoya Co., Ltd.	46,100	$402,923	0.0%
#	Sanyo Shokai, Ltd.	669,000	1,077,290	0.0%
	Sato Restaurant Systems Co., Ltd.	74,100	581,469	0.0%
#	Scroll Corp.	166,300	579,137	0.0%
#	Seiko Holdings Corp.	979,407	3,205,903	0.1%
	Seiren Co., Ltd.	306,800	3,588,265	0.1%
	Senshukai Co., Ltd.	174,500	1,182,737	0.0%
#	Septeni Holdings Co., Ltd.	609,000	2,741,008	0.1%
	Seria Co., Ltd.	12,400	978,229	0.0%
	SFP Dining Co., Ltd.	49,600	734,977	0.0%
#	Shidax Corp.	105,200	424,130	0.0%
	Shikibo, Ltd.	779,000	898,046	0.0%
	Shimachu Co., Ltd.	297,200	7,974,727	0.3%
	Shimojima Co., Ltd.	27,900	279,477	0.0%
	Shobunsha Publications, Inc.	258,500	1,482,220	0.1%
	Shochiku Co., Ltd.	54,000	604,960	0.0%
	Shoei Co., Ltd.	39,500	719,646	0.0%
	Showa Corp.	317,500	2,078,093	0.1%
	SKY Perfect JSAT Holdings, Inc.	764,600	3,789,007	0.1%
	Snow Peak, Inc.	22,200	761,692	0.0%
	SNT Corp.	90,600	425,401	0.0%
#	Soft99 Corp.	68,600	482,627	0.0%
#	Sotoh Co., Ltd.	41,400	489,347	0.0%
	SPK Corp.	19,800	408,412	0.0%
	St Marc Holdings Co., Ltd.	101,400	2,845,957	0.1%
	Starts Corp., Inc.	168,100	3,117,620	0.1%
	Step Co., Ltd.	40,700	485,005	0.0%
	Studio Alice Co., Ltd.	57,700	1,164,591	0.0%
	Suminoe Textile Co., Ltd.	323,000	682,639	0.0%
	Sumitomo Riko Co., Ltd.	235,200	2,252,886	0.1%
#	Sun Corp.	52,500	350,476	0.0%
	Suncall Corp.	27,000	120,726	0.0%
	T RAD Co., Ltd.	412,000	900,440	0.0%
	T-Gaia Corp.	155,100	2,385,572	0.1%
	Tachi-S Co., Ltd.	166,140	2,757,432	0.1%
#	Tachikawa Corp.	52,400	381,361	0.0%
	Taiho Kogyo Co., Ltd.	98,200	1,409,579	0.1%
#*	Takata Corp.	168,000	583,534	0.0%
	Take And Give Needs Co., Ltd.	54,070	259,504	0.0%
	Takihyo Co., Ltd.	79,000	329,480	0.0%
#	Tama Home Co., Ltd.	95,900	503,103	0.0%
#	Tamron Co., Ltd.	128,500	2,249,835	0.1%
#	TASAKI & Co., Ltd.	88,900	1,253,189	0.1%
	TBK Co., Ltd.	115,600	478,364	0.0%
	Tear Corp.	7,100	42,065	0.0%
	Tenpos Busters Co., Ltd.	5,000	80,599	0.0%
	Tigers Polymer Corp.	50,600	344,230	0.0%
	Toa Corp.	127,800	1,165,927	0.0%
#	Toabo Corp.	54,799	269,875	0.0%
#	Toei Animation Co., Ltd.	26,100	1,345,597	0.1%
	Toei Co., Ltd.	449,000	3,607,421	0.1%
#	Tohokushinsha Film Corp.	22,500	149,461	0.0%

6

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
	Tokai Rika Co., Ltd.	318,800	$5,978,352	0.2%
	Token Corp.	47,550	3,436,391	0.1%
	Tokyo Dome Corp.	567,100	5,389,944	0.2%
#	Tokyo Individualized Educational Institute, Inc.	112,900	604,559	0.0%
	Tokyotokeiba Co., Ltd.	758,000	1,488,732	0.1%
#	Tokyu Recreation Co., Ltd.	83,000	625,537	0.0%
#	Tomy Co., Ltd.	440,593	4,759,501	0.2%
	Topre Corp.	264,300	6,120,154	0.2%
	Toridoll Corp.	146,300	3,389,533	0.1%
	Torikizoku Co., Ltd.	43,700	1,139,838	0.0%
	Tosho Co., Ltd.	51,200	2,216,696	0.1%
	Tow Co., Ltd.	69,300	439,963	0.0%
	Toyo Tire & Rubber Co., Ltd.	623,700	9,673,815	0.3%
	TPR Co., Ltd.	131,000	3,788,033	0.1%
	TS Tech Co., Ltd.	291,000	7,802,205	0.3%
	TSI Holdings Co., Ltd.	436,295	2,453,330	0.1%
#	Tsukada Global Holdings, Inc.	109,400	752,270	0.0%
	Tsukamoto Corp. Co., Ltd.	190,000	209,917	0.0%
	Tsutsumi Jewelry Co., Ltd.	48,600	768,853	0.0%
	TV Asahi Holdings Corp.	63,100	1,183,758	0.0%
	Tv Tokyo Holdings Corp.	86,300	1,974,520	0.1%
	Tyo, Inc.	352,400	506,743	0.0%
#	U-Shin, Ltd.	114,300	807,831	0.0%
	Umenohana Co., Ltd.	1,000	24,879	0.0%
	Unipres Corp.	230,700	4,452,141	0.2%
	United Arrows, Ltd.	137,700	3,758,841	0.1%
#*	Unitika, Ltd.	3,992,000	2,693,109	0.1%
#*	Universal Entertainment Corp.	116,400	3,483,920	0.1%
	Usen Corp.	685,080	2,210,734	0.1%
	ValueCommerce Co., Ltd.	57,700	194,861	0.0%
#	Vector, Inc.	166,500	1,965,445	0.1%
	VIA Holdings, Inc.	12,100	101,936	0.0%
#	Village Vanguard Co., Ltd.	32,100	410,226	0.0%
#	VT Holdings Co., Ltd.	498,700	2,679,080	0.1%
	Wacoal Holdings Corp.	676,000	7,799,386	0.3%
#	WATAMI Co., Ltd.	141,100	1,530,470	0.1%
	Watts Co., Ltd.	1,000	10,496	0.0%
	Workman Co., Ltd.	1,800	57,278	0.0%
	Wowow, Inc.	49,200	1,407,524	0.1%
	Xebio Holdings Co., Ltd.	156,500	2,429,373	0.1%
	Yachiyo Industry Co., Ltd.	24,000	208,122	0.0%
	Yamato International, Inc.	13,900	51,625	0.0%
	Yellow Hat, Ltd.	92,700	1,979,870	0.1%
#	Yomiuri Land Co., Ltd.	239,000	1,028,072	0.0%
	Yondoshi Holding, Inc.	17,520	437,695	0.0%
	Yorozu Corp.	110,100	1,733,792	0.1%
#	Yoshinoya Holdings Co., Ltd.	158,800	2,392,640	0.1%
	Yume No Machi Souzou Iinkai Co., Ltd.	11,400	277,107	0.0%
	Yutaka Giken Co., Ltd.	3,100	61,949	0.0%
	Zenrin Co., Ltd.	161,500	2,817,169	0.1%
	Zensho Holdings Co., Ltd.	244,600	4,568,119	0.2%

7

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
#	Zojirushi Corp.	232,300	$3,202,749	0.1%
Total Consumer Discretionary			603,813,642	19.3%

Consumer Staples — (7.7%)
	Aderans Co., Ltd.	184,300	1,084,838	0.0%
	Aeon Hokkaido Corp.	273,900	1,429,431	0.0%
	Ain Holdings, Inc.	124,600	8,409,946	0.3%
	Albis Co., Ltd.	8,000	170,954	0.0%
	Arcs Co., Ltd.	229,700	5,763,653	0.2%
	Ariake Japan Co., Ltd.	106,100	5,927,475	0.2%
	Artnature, Inc.	113,600	694,159	0.0%
	Axial Retailing, Inc.	87,600	3,146,824	0.1%
	Belc Co., Ltd.	59,400	2,400,072	0.1%
	Bourbon Corp.	5,900	137,212	0.0%
	C'BON COSMETICS Co., Ltd.	2,400	49,971	0.0%
	Cawachi, Ltd.	91,800	2,362,537	0.1%
	Chubu Shiryo Co., Ltd.	119,300	966,855	0.0%
#	Chuo Gyorui Co., Ltd.	93,000	242,112	0.0%
	Ci:z Holdings Co., Ltd.	157,300	4,509,944	0.1%
	Coca-Cola East Japan Co., Ltd.	116,700	2,572,252	0.1%
	Cocokara fine, Inc.	109,660	4,241,741	0.1%
	Create SD Holdings Co., Ltd.	164,400	3,441,447	0.1%
#	Daikokutenbussan Co., Ltd.	38,300	1,799,875	0.1%
	Dydo Drinco, Inc.	47,100	2,606,858	0.1%
	Earth Chemical Co., Ltd.	26,300	1,220,623	0.0%
	Eco's Co., Ltd.	20,700	243,786	0.0%
	FamilyMart UNY Holdings Co., Ltd.	21	1,342	0.0%
#	Fancl Corp.	95,300	1,440,368	0.1%
	Feed One Co., Ltd.	812,440	1,028,628	0.0%
*	First Baking Co., Ltd.	183,000	242,301	0.0%
	Fuji Oil Holdings, Inc.	362,600	6,992,573	0.2%
	Fujicco Co., Ltd.	90,400	2,068,294	0.1%
*	Fujiya Co., Ltd.	86,000	167,219	0.0%
#	Genky Stores, Inc.	24,200	1,423,904	0.0%
#	HABA Laboratories, Inc.	2,500	75,880	0.0%
	Hagoromo Foods Corp.	39,000	458,177	0.0%
	Halows Co., Ltd.	15,300	339,866	0.0%
*	Hayashikane Sangyo Co., Ltd.	24,200	206,325	0.0%
	Heiwado Co., Ltd.	182,000	3,788,269	0.1%
	Hokkaido Coca-Cola Bottling Co., Ltd.	87,000	526,655	0.0%
	Hokuto Corp.	150,400	2,927,101	0.1%
#	House Foods Group, Inc.	99,700	2,225,650	0.1%
	Ichimasa Kamaboko Co., Ltd.	3,300	35,356	0.0%
#	Inageya Co., Ltd.	177,800	2,408,106	0.1%
	Itochu-Shokuhin Co., Ltd.	26,800	1,072,590	0.0%
*	Itoham Yonekyu Holdings, Inc.	181,527	1,731,074	0.1%
	Iwatsuka Confectionery Co., Ltd.	1,500	49,775	0.0%
	J-Oil Mills, Inc.	56,300	2,001,884	0.1%
#	Kakiyasu Honten Co., Ltd.	27,700	496,892	0.0%
	Kameda Seika Co., Ltd.	72,000	3,769,337	0.1%
	Kaneko Seeds Co., Ltd.	28,700	416,037	0.0%
	Kato Sangyo Co., Ltd.	119,100	2,868,420	0.1%

8

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Staples — (Continued)
#	Kenko Mayonnaise Co., Ltd.	58,500	$2,145,026	0.1%
#	Key Coffee, Inc.	109,700	2,174,920	0.1%
	Kirindo Holdings Co., Ltd.	29,300	219,161	0.0%
#	Kobe Bussan Co., Ltd.	78,000	2,441,335	0.1%
	Kotobuki Spirits Co., Ltd.	98,800	2,328,274	0.1%
#	Kusuri No Aoki Co., Ltd.	92,700	4,731,366	0.2%
	Kyokuyo Co., Ltd.	58,699	1,544,471	0.1%
	Life Corp.	165,100	5,359,447	0.2%
	Mandom Corp.	104,400	4,869,279	0.2%
	Marudai Food Co., Ltd.	598,000	2,847,819	0.1%
	Maruha Nichiro Corp.	244,307	6,774,203	0.2%
#	Maxvalu Nishinihon Co., Ltd.	5,600	89,382	0.0%
#	Maxvalu Tokai Co., Ltd.	49,300	875,601	0.0%
	Medical System Network Co., Ltd.	143,300	612,956	0.0%
	Megmilk Snow Brand Co., Ltd.	88,700	3,085,679	0.1%
	Meito Sangyo Co., Ltd.	52,200	686,651	0.0%
#	Milbon Co., Ltd.	66,576	2,984,034	0.1%
	Ministop Co., Ltd.	92,800	1,599,442	0.1%
	Mitsubishi Shokuhin Co., Ltd.	81,100	2,662,119	0.1%
	Mitsui Sugar Co., Ltd.	112,770	2,540,840	0.1%
#	Miyoshi Oil & Fat Co., Ltd.	379,000	486,834	0.0%
	Morinaga & Co., Ltd.	123,800	5,758,587	0.2%
	Morinaga Milk Industry Co., Ltd.	1,164,000	9,375,501	0.3%
	Morozoff, Ltd.	189,000	818,951	0.0%
	Nagatanien Holding Co., Ltd.	138,000	1,761,080	0.1%
	Nakamuraya Co., Ltd.	18,400	829,033	0.0%
	Natori Co., Ltd.	37,500	655,192	0.0%
	Nichimo Co., Ltd.	170,000	262,151	0.0%
#	Nihon Chouzai Co., Ltd.	28,060	1,172,103	0.0%
	Niitaka Co., Ltd.	2,060	29,685	0.0%
	Nippon Beet Sugar Manufacturing Co., Ltd.	66,100	1,288,551	0.0%
#	Nippon Flour Mills Co., Ltd.	361,000	5,338,906	0.2%
	Nippon Suisan Kaisha, Ltd.	1,570,900	7,550,304	0.2%
	Nisshin Oillio Group, Ltd. (The)	793,000	3,605,260	0.1%
	Nissin Sugar Co., Ltd.	62,600	905,960	0.0%
	Nitto Fuji Flour Milling Co., Ltd.	6,400	229,734	0.0%
	Noevir Holdings Co., Ltd.	61,300	1,856,511	0.1%
	Oenon Holdings, Inc.	307,000	754,882	0.0%
#	OIE Sangyo Co., Ltd.	20,900	209,303	0.0%
	Okuwa Co., Ltd.	119,000	1,245,924	0.0%
	Olympic Group Corp.	63,100	351,040	0.0%
#	OUG Holdings, Inc.	29,000	74,599	0.0%
	Prima Meat Packers, Ltd.	956,000	3,471,159	0.1%
	Qol Co., Ltd.	90,900	1,433,274	0.1%
#	Riken Vitamin Co., Ltd.	74,100	3,215,720	0.1%
	Rock Field Co., Ltd.	132,000	1,833,264	0.1%
	Rokko Butter Co., Ltd.	66,500	1,790,355	0.1%
#	S Foods, Inc.	75,562	2,021,954	0.1%
	S&B Foods, Inc.	499	24,734	0.0%
	Sagami Rubber Industries Co., Ltd.	2,000	16,183	0.0%
	Sakata Seed Corp.	182,600	5,256,622	0.2%
	San-A Co., Ltd.	101,200	5,508,857	0.2%

9

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Staples — (Continued)
	Sapporo Holdings, Ltd.	200,000	$5,650,137	0.2%
#	Shoei Foods Corp.	71,800	1,133,541	0.0%
	Showa Sangyo Co., Ltd.	609,000	3,256,643	0.1%
	Sogo Medical Co., Ltd.	55,800	1,696,626	0.1%
	ST Corp.	81,200	1,002,543	0.0%
#	Starzen Co., Ltd.	55,800	2,955,160	0.1%
	Takara Holdings, Inc.	980,300	9,284,173	0.3%
	Tobu Store Co., Ltd.	19,000	510,538	0.0%
	Toho Co., Ltd.	44,100	1,041,371	0.0%
#	Tohto Suisan Co., Ltd.	17,299	276,945	0.0%
#	Torigoe Co., Ltd. (The)	82,000	604,450	0.0%
	Toyo Sugar Refining Co., Ltd.	157,000	163,124	0.0%
	Transaction Co., Ltd.	8,300	152,584	0.0%
	United Super Markets Holdings, Inc.	300,300	2,711,511	0.1%
	Valor Holdings Co., Ltd.	220,500	6,254,353	0.2%
	Warabeya Nichiyo Holdings Co., Ltd.	85,460	2,061,235	0.1%
	Watahan & Co., Ltd.	27,500	427,146	0.0%
	YA-MAN, Ltd.	800	24,816	0.0%
#	Yaizu Suisankagaku Industry Co., Ltd.	46,100	444,543	0.0%
	YAKUODO Co., Ltd.	18,100	1,176,790	0.0%
	Yamatane Corp.	53,500	705,281	0.0%
#	Yamaya Corp.	25,600	371,947	0.0%
	Yamazawa Co., Ltd.	700	11,520	0.0%
	Yaoko Co., Ltd.	110,900	4,656,545	0.2%
#	Yokohama Reito Co., Ltd.	291,700	2,950,283	0.1%
	Yomeishu Seizo Co., Ltd.	49,800	898,121	0.0%
	Yuasa Funashoku Co., Ltd.	121,000	322,883	0.0%
	Yutaka Foods Corp.	6,000	106,539	0.0%
Total Consumer Staples			262,740,154	8.4%

Energy — (1.0%)
	BP Castrol KK	57,400	767,020	0.0%
	Cosmo Energy Holdings Co., Ltd.	363,000	4,743,948	0.2%
	Fuji Kosan Co., Ltd.	33,100	134,207	0.0%
*	Fuji Oil Co., Ltd.	284,800	908,247	0.0%
	Itochu Enex Co., Ltd.	302,200	2,321,843	0.1%
#	Japan Drilling Co., Ltd.	41,100	922,473	0.0%
	Japan Oil Transportation Co., Ltd.	8,400	181,227	0.0%
	Japan Petroleum Exploration Co., Ltd.	190,600	4,170,325	0.1%
	Mitsuuroko Group Holdings Co., Ltd.	181,700	1,209,432	0.0%
#	Modec, Inc.	104,600	1,766,742	0.1%
#	Nippon Coke & Engineering Co., Ltd.	1,272,800	1,123,684	0.0%
#	Nippon Gas Co., Ltd.	206,100	6,237,241	0.2%
	Sala Corp.	201,300	1,206,645	0.0%
	San-Ai Oil Co., Ltd.	310,000	2,185,609	0.1%
	Shinko Plantech Co., Ltd.	237,200	1,759,046	0.1%
	Sinanen Holdings Co., Ltd.	52,000	1,031,673	0.0%
	Toa Oil Co., Ltd.	415,000	596,846	0.0%
	Toyo Kanetsu K.K.	568,000	1,286,464	0.1%
Total Energy			32,552,672	1.0%

10

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Financials — (8.7%)
	77 Bank, Ltd. (The)	1,749,760	$7,904,201	0.3%
	Accretive Co., Ltd.	57,800	213,217	0.0%
	Advance Create Co., Ltd.	3,200	51,434	0.0%
	Aichi Bank, Ltd. (The)	51,700	2,864,536	0.1%
	Aizawa Securities Co., Ltd.	162,800	899,550	0.0%
	Akita Bank, Ltd. (The)	1,079,400	3,616,242	0.1%
#	Anicom Holdings, Inc.	88,500	1,982,694	0.1%
	Aomori Bank, Ltd. (The)	1,186,000	4,007,774	0.1%
	Asax Co., Ltd.	1,700	24,845	0.0%
	Awa Bank, Ltd. (The)	1,178,000	7,746,673	0.3%
#	Bank of Iwate, Ltd. (The)	99,400	4,185,465	0.1%
	Bank of Kochi, Ltd. (The)	301,000	343,876	0.0%
#	Bank of Nagoya, Ltd. (The)	102,430	3,605,601	0.1%
	Bank of Okinawa, Ltd. (The)	132,960	4,667,098	0.2%
	Bank of Saga, Ltd. (The)	808,000	2,106,986	0.1%
	Bank of the Ryukyus, Ltd.	227,380	2,991,196	0.1%
	Chiba Kogyo Bank, Ltd. (The)	259,600	1,150,766	0.0%
	Chugoku Bank, Ltd. (The)	37,500	503,158	0.0%
#	Chukyo Bank, Ltd. (The)	70,000	1,552,835	0.1%
	Daiichi Commodities Co., Ltd.	13,700	39,599	0.0%
#	Daisan Bank, Ltd. (The)	85,500	1,446,371	0.0%
	Daishi Bank, Ltd. (The)	2,071,000	8,905,139	0.3%
	Daito Bank, Ltd. (The)	873,000	1,404,955	0.0%
#	DSB Co., Ltd.	55,800	274,153	0.0%
	eGuarantee, Inc.	39,200	1,044,838	0.0%
#	Ehime Bank, Ltd. (The)	190,600	2,514,401	0.1%
	Eighteenth Bank, Ltd. (The)	1,048,000	3,250,122	0.1%
	FIDEA Holdings Co., Ltd.	874,800	1,573,380	0.1%
#	Financial Products Group Co., Ltd.	409,700	3,581,472	0.1%
	Fukui Bank, Ltd. (The)	1,317,000	3,484,097	0.1%
	Fukushima Bank, Ltd. (The)	1,421,000	1,313,053	0.0%
	Fuyo General Lease Co., Ltd.	92,800	4,706,206	0.2%
#	GCA Corp.	119,400	890,561	0.0%
	GMO Click Holdings, Inc.	19,500	145,203	0.0%
	Gunma Bank, Ltd. (The)	1,453,800	6,941,697	0.2%
	Hokkoku Bank, Ltd. (The)	1,742,000	5,834,153	0.2%
	Hokuetsu Bank, Ltd. (The)	130,000	3,068,798	0.1%
	Hokuhoku Financial Group, Inc.	364,900	5,259,952	0.2%
	Hyakugo Bank, Ltd. (The)	1,614,609	5,945,715	0.2%
	Hyakujushi Bank, Ltd. (The)	1,584,000	5,395,392	0.2%
	IBJ Leasing Co., Ltd.	116,300	2,432,382	0.1%
	Ichiyoshi Securities Co., Ltd.	229,400	1,720,034	0.1%
#	IwaiCosmo Holdings, Inc.	106,900	929,236	0.0%
	Iyo Bank, Ltd. (The)	307,200	1,887,989	0.1%
	J Trust Co., Ltd.	163,300	1,335,044	0.0%
	Jaccs Co., Ltd.	449,000	1,760,870	0.1%
	Jafco Co., Ltd.	218,500	7,254,120	0.2%
	Japan Securities Finance Co., Ltd.	272,300	1,210,204	0.0%
	Jimoto Holdings, Inc.	526,400	886,643	0.0%
	Juroku Bank, Ltd. (The)	2,085,000	6,287,410	0.2%
#	kabu.com Securities Co., Ltd.	1,026,600	3,231,928	0.1%
	Kansai Urban Banking Corp.	149,200	1,653,779	0.1%

11

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Financials — (Continued)
	Keiyo Bank, Ltd. (The)	1,576,000	$6,628,185	0.2%
	Kita-Nippon Bank, Ltd. (The)	49,506	1,477,714	0.0%
	Kiyo Bank, Ltd. (The)	396,690	6,576,563	0.2%
#	Kosei Securities Co., Ltd. (The)	67,000	79,675	0.0%
	Kyokuto Securities Co., Ltd.	128,800	1,863,553	0.1%
	Kyushu Financial Group, Inc.	618,420	4,112,146	0.1%
*	M&A Capital Partners Co., Ltd.	23,200	568,604	0.0%
#	Marusan Securities Co., Ltd.	119,100	989,301	0.0%
	Mebuki Financial Group, Inc.	446,000	1,587,204	0.1%
#	Michinoku Bank, Ltd. (The)	846,000	1,684,648	0.1%
	Mie Bank, Ltd. (The)	52,300	1,066,480	0.0%
#	Minato Bank, Ltd. (The)	108,400	1,983,863	0.1%
	Mito Securities Co., Ltd.	338,500	785,845	0.0%
	Miyazaki Bank, Ltd. (The)	931,000	2,622,313	0.1%
#	Monex Group, Inc.	1,215,700	2,786,301	0.1%
#	Money Partners Group Co., Ltd.	88,700	416,503	0.0%
#	MONEY SQUARE HOLDINGS, Inc.	9,700	114,772	0.0%
	Musashino Bank, Ltd. (The)	206,000	5,687,907	0.2%
#	Nagano Bank, Ltd. (The)	51,799	989,733	0.0%
	Nanto Bank, Ltd. (The)	121,600	4,623,144	0.2%
*	New Real Property K.K.	43,900	—	0.0%
*	Nishi-Nippon Financial Holdings, Inc.	499,600	4,973,609	0.2%
	North Pacific Bank, Ltd.	2,303,600	8,591,023	0.3%
#	OAK Capital Corp.	265,200	398,596	0.0%
	Ogaki Kyoritsu Bank, Ltd. (The)	1,857,000	6,643,158	0.2%
#	Oita Bank, Ltd. (The)	1,014,900	3,843,769	0.1%
	Okasan Securities Group, Inc.	775,000	4,119,702	0.1%
	Pocket Card Co., Ltd.	26,900	128,101	0.0%
	Ricoh Leasing Co., Ltd.	96,900	2,799,220	0.1%
	San-In Godo Bank, Ltd. (The)	957,000	6,885,558	0.2%
#	Sawada Holdings Co., Ltd.	142,000	1,299,875	0.0%
	Senshu Ikeda Holdings, Inc.	1,424,200	6,479,964	0.2%
#	Shiga Bank, Ltd. (The)	1,365,000	7,079,411	0.2%
	Shikoku Bank, Ltd. (The)	1,210,000	2,855,318	0.1%
	Shimane Bank, Ltd. (The)	16,600	202,116	0.0%
	Shimizu Bank, Ltd. (The)	48,000	1,447,779	0.0%
#	Sparx Group Co., Ltd.	573,900	1,097,508	0.0%
	Taiko Bank, Ltd. (The)	219,000	565,269	0.0%
#	Takagi Securities Co., Ltd.	224,000	298,432	0.0%
	Tochigi Bank, Ltd. (The)	705,000	3,398,983	0.1%
	Toho Bank, Ltd. (The)	1,323,200	5,023,333	0.2%
	Tohoku Bank, Ltd. (The)	588,000	818,066	0.0%
	Tokai Tokyo Financial Holdings, Inc.	1,190,900	6,041,927	0.2%
	Tokyo TY Financial Group, Inc.	155,338	4,970,692	0.2%
	Tomato Bank, Ltd.	48,400	732,063	0.0%
	TOMONY Holdings, Inc.	913,950	4,721,932	0.2%
	Tottori Bank, Ltd. (The)	35,300	581,916	0.0%
	Towa Bank, Ltd. (The)	2,066,000	2,183,543	0.1%
	Toyo Securities Co., Ltd.	419,000	745,488	0.0%
	Tsukuba Bank, Ltd.	495,100	1,478,905	0.1%
#	Yamagata Bank, Ltd. (The)	854,500	3,691,314	0.1%

12

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Financials — (Continued)
	Yamanashi Chuo Bank, Ltd. (The)	976,000	$4,773,481	0.2%
Total Financials			293,541,548	9.4%

Health Care — (4.1%)
	As One Corp.	86,768	3,892,957	0.1%
#	ASKA Pharmaceutical Co., Ltd.	131,300	2,265,373	0.1%
	Biofermin Pharmaceutical Co., Ltd.	13,900	356,623	0.0%
	BML, Inc.	136,600	3,622,967	0.1%
#	CMIC Holdings Co., Ltd.	72,200	1,072,418	0.0%
	Create Medic Co., Ltd.	28,000	252,696	0.0%
#	Daiken Medical Co., Ltd.	101,500	767,586	0.0%
	Daito Pharmaceutical Co., Ltd.	69,580	1,531,392	0.1%
	Dvx, Inc.	7,700	111,198	0.0%
	Eiken Chemical Co., Ltd.	93,900	2,565,688	0.1%
	EPS Holdings, Inc.	198,600	2,606,254	0.1%
	FALCO HOLDINGS Co., Ltd.	45,700	595,455	0.0%
#	FINDEX, Inc.	98,600	928,982	0.0%
	Fuji Pharma Co., Ltd.	46,200	1,143,717	0.1%
	Fukuda Denshi Co., Ltd.	2,100	126,427	0.0%
	Fuso Pharmaceutical Industries, Ltd.	41,500	1,080,704	0.0%
	Hogy Medical Co., Ltd.	71,300	4,696,455	0.2%
	Iwaki & Co., Ltd.	154,000	303,551	0.0%
	Japan Lifeline Co., Ltd.	49,700	2,574,150	0.1%
#	Japan Medical Dynamic Marketing, Inc.	108,100	801,959	0.0%
#	Jeol, Ltd.	512,000	2,139,722	0.1%
#	JMS Co., Ltd.	157,000	413,792	0.0%
	Kawasumi Laboratories, Inc.	69,100	431,059	0.0%
	Kissei Pharmaceutical Co., Ltd.	150,300	3,928,111	0.1%
	KYORIN Holdings, Inc.	276,100	6,170,534	0.2%
	Linical Co., Ltd.	80,000	1,125,142	0.0%
#	Mani, Inc.	134,700	3,134,627	0.1%
	Menicon Co., Ltd.	26,000	736,892	0.0%
	Mochida Pharmaceutical Co., Ltd.	78,399	6,142,719	0.2%
#	N Field Co., Ltd.	67,900	968,850	0.0%
	Nagaileben Co., Ltd.	51,200	1,124,194	0.0%
	Nakanishi, Inc.	117,700	4,211,381	0.1%
	ND Software Co., Ltd.	5,200	41,967	0.0%
	Nichi-iko Pharmaceutical Co., Ltd.	264,250	4,739,766	0.2%
#	NichiiGakkan Co., Ltd.	281,400	2,342,450	0.1%
#	Nikkiso Co., Ltd.	391,100	3,456,178	0.1%
	Nippon Chemiphar Co., Ltd.	17,100	709,508	0.0%
	Nipro Corp.	702,100	8,670,187	0.3%
	Nissui Pharmaceutical Co., Ltd.	69,700	767,178	0.0%
	Paramount Bed Holdings Co., Ltd.	114,200	4,349,353	0.2%
#	Rion Co., Ltd.	44,300	676,984	0.0%
	Rohto Pharmaceutical Co., Ltd.	546,700	9,592,173	0.3%
	Seed Co., Ltd.	8,600	140,508	0.0%
	Ship Healthcare Holdings, Inc.	279,700	8,181,874	0.3%
	Shofu, Inc.	35,700	454,390	0.0%
	Software Service, Inc.	18,000	728,617	0.0%
	Taiko Pharmaceutical Co., Ltd.	51,400	795,159	0.0%
	Techno Medica Co., Ltd.	26,400	450,675	0.0%

13

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Health Care — (Continued)
#	Toho Holdings Co., Ltd.	321,000	$6,735,061	0.2%
	Tokai Corp.	58,500	1,992,666	0.1%
	Torii Pharmaceutical Co., Ltd.	81,400	1,875,615	0.1%
#	Towa Pharmaceutical Co., Ltd.	59,100	2,204,478	0.1%
	Tsukui Corp.	339,000	2,223,065	0.1%
	Tsumura & Co.	359,800	10,225,153	0.3%
	Uchiyama Holdings Co., Ltd.	24,200	96,365	0.0%
#	Vital KSK Holdings, Inc.	201,900	2,135,439	0.1%
	Wakamoto Pharmaceutical Co., Ltd.	107,000	240,626	0.0%
	WIN-Partners Co., Ltd.	20,800	349,649	0.0%
	ZERIA Pharmaceutical Co., Ltd.	126,399	2,118,265	0.1%
Total Health Care			138,116,924	4.4%

Industrials — (26.2%)
#	A&A Material Corp.	127,000	114,934	0.0%
	Abist Co., Ltd.	6,000	154,630	0.0%
	Advan Co., Ltd.	167,700	1,548,877	0.1%
	Advanex, Inc.	22,099	258,400	0.0%
	Aeon Delight Co., Ltd.	111,400	3,293,054	0.1%
	Aica Kogyo Co., Ltd.	314,300	8,968,870	0.3%
	Aichi Corp.	202,700	1,640,077	0.1%
#	Aida Engineering, Ltd.	344,200	2,959,298	0.1%
	AIT Corp.	20,400	180,331	0.0%
#	Ajis Co., Ltd.	10,700	503,266	0.0%
#	Alinco, Inc.	70,300	655,047	0.0%
	Alps Logistics Co., Ltd.	98,600	565,213	0.0%
	Altech Corp.	44,750	964,636	0.0%
#	Anest Iwata Corp.	185,100	1,861,441	0.1%
*	Arrk Corp.	422,400	325,086	0.0%
	Asahi Diamond Industrial Co., Ltd.	328,200	2,445,749	0.1%
	Asahi Kogyosha Co., Ltd.	25,000	728,196	0.0%
	Asanuma Corp.	383,000	910,247	0.0%
	Asunaro Aoki Construction Co., Ltd.	142,800	982,826	0.0%
	Bando Chemical Industries, Ltd.	231,000	2,223,007	0.1%
	Benefit One, Inc.	96,900	2,802,677	0.1%
	Bunka Shutter Co., Ltd.	346,100	2,870,128	0.1%
	Canare Electric Co., Ltd.	3,500	67,528	0.0%
	Career Design Center Co., Ltd.	28,800	256,756	0.0%
	Central Glass Co., Ltd.	1,214,000	4,965,805	0.2%
	Central Security Patrols Co., Ltd.	48,200	948,752	0.0%
	Chilled & Frozen Logistics Holdings Co., Ltd.	22,000	212,745	0.0%
#	Chiyoda Corp.	993,000	8,661,260	0.3%
*	Chiyoda Integre Co., Ltd.	74,300	1,537,806	0.1%
	Chudenko Corp.	157,900	3,282,258	0.1%
	Chugai Ro Co., Ltd.	373,000	720,398	0.0%
	CKD Corp.	341,900	4,257,828	0.1%
	Comany, Inc.	3,100	47,910	0.0%
#	Cosel Co., Ltd.	120,800	1,445,606	0.1%
	Creek & River Co., Ltd.	18,700	133,834	0.0%
	CTI Engineering Co., Ltd.	72,300	698,608	0.0%
	Dai-Dan Co., Ltd.	160,000	1,356,289	0.1%
	Daido Kogyo Co., Ltd.	200,000	446,704	0.0%

14

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Daifuku Co., Ltd.	444,100	$8,024,354	0.3%
	Daihatsu Diesel Manufacturing Co., Ltd.	86,000	513,073	0.0%
#	Daihen Corp.	641,000	3,716,479	0.1%
#	Daiho Corp.	521,000	2,864,464	0.1%
	Daiichi Jitsugyo Co., Ltd.	260,000	1,440,168	0.1%
#*	Daikokuya Holdings Co., Ltd.	389,900	285,586	0.0%
	Daiseki Co., Ltd.	216,263	4,439,922	0.2%
#	Daiseki Eco. Solution Co., Ltd.	21,300	301,837	0.0%
#	Daisue Construction Co., Ltd.	41,100	353,983	0.0%
	Daiwa Industries, Ltd.	173,000	1,506,772	0.1%
#*	Danto Holdings Corp.	165,000	301,745	0.0%
	Denyo Co., Ltd.	85,300	1,058,598	0.0%
#	DMG Mori Co., Ltd.	434,800	4,611,601	0.2%
	DMW Corp.	4,800	82,360	0.0%
	Duskin Co., Ltd.	224,100	4,304,583	0.1%
#	Ebara Jitsugyo Co., Ltd.	39,300	475,881	0.0%
	Eidai Co., Ltd.	124,000	535,448	0.0%
	en-japan, Inc.	126,500	2,437,410	0.1%
	Endo Lighting Corp.	60,200	470,342	0.0%
*	Enshu, Ltd.	197,000	121,876	0.0%
	F&M Co., Ltd.	9,400	83,973	0.0%
#	First Energy Service Co., Ltd. (The)	48,300	329,716	0.0%
	Freund Corp.	19,800	319,190	0.0%
	Fudo Tetra Corp.	1,050,500	1,847,901	0.1%
	Fuji Machine Manufacturing Co., Ltd.	119,900	1,525,975	0.1%
	Fujikura, Ltd.	1,935,000	11,369,097	0.4%
	Fujisash Co., Ltd.	494,100	418,591	0.0%
#	Fujitec Co., Ltd.	436,800	4,996,996	0.2%
	Fukuda Corp.	395,000	4,651,170	0.2%
	Fukushima Industries Corp.	85,300	2,912,062	0.1%
#	Fukuyama Transporting Co., Ltd.	774,400	4,410,274	0.2%
	FULLCAST Holdings Co., Ltd.	121,700	1,119,359	0.0%
	Funai Soken Holdings, Inc.	159,360	2,462,495	0.1%
	Furukawa Co., Ltd.	1,800,000	2,874,167	0.1%
	Furukawa Electric Co., Ltd.	462,800	13,615,795	0.4%
	Furusato Industries, Ltd.	52,000	743,146	0.0%
#	Futaba Corp.	206,300	3,368,102	0.1%
	Gecoss Corp.	104,400	954,275	0.0%
	Giken, Ltd.	8,000	139,949	0.0%
	Glory, Ltd.	268,900	8,889,500	0.3%
	GS Yuasa Corp.	2,130,000	9,197,857	0.3%
#	Hamakyorex Co., Ltd.	91,400	1,702,048	0.1%
#	HANEDA ZENITH HOLDINGS Co., Ltd.	120,400	310,735	0.0%
	Hanwa Co., Ltd.	1,221,000	7,470,479	0.2%
	Hazama Ando Corp.	1,082,400	6,977,701	0.2%
	Helios Techno Holdings Co., Ltd.	6,900	27,522	0.0%
	Hibiya Engineering, Ltd.	118,200	1,853,880	0.1%
	Hirakawa Hewtech Corp.	14,900	134,491	0.0%
	Hirano Tecseed Co., Ltd.	8,200	75,261	0.0%
#	Hirata Corp.	20,000	1,519,348	0.1%
	Hisaka Works, Ltd.	109,500	859,642	0.0%
	Hitachi Koki Co., Ltd.	311,600	2,638,612	0.1%

15

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Hitachi Transport System, Ltd.	278,000	$5,730,816	0.2%
	Hitachi Zosen Corp.	991,379	4,989,671	0.2%
#	Hito Communications, Inc.	35,100	511,449	0.0%
	Hokuetsu Industries Co., Ltd.	107,600	702,539	0.0%
#	Hokuriku Electrical Construction Co., Ltd.	23,000	188,008	0.0%
	Hosokawa Micron Corp.	204,000	1,271,934	0.0%
	Howa Machinery, Ltd.	72,100	355,081	0.0%
#	Ichiken Co., Ltd.	143,000	536,762	0.0%
#	Ichinen Holdings Co., Ltd.	114,200	1,103,810	0.0%
	Idec Corp.	161,700	1,449,197	0.1%
#	Iino Kaiun Kaisha, Ltd.	541,400	2,013,497	0.1%
	Inaba Denki Sangyo Co., Ltd.	138,700	5,032,229	0.2%
	Inaba Seisakusho Co., Ltd.	49,700	631,657	0.0%
	Inabata & Co., Ltd.	296,300	3,220,774	0.1%
	Interworks, Inc.	6,800	73,882	0.0%
#	Inui Global Logistics Co., Ltd.	71,880	691,847	0.0%
	Iseki & Co., Ltd.	1,110,000	2,745,459	0.1%
	Ishii Iron Works Co., Ltd.	11,000	165,037	0.0%
	Itoki Corp.	215,800	1,329,817	0.1%
	Iwasaki Electric Co., Ltd.	372,000	573,566	0.0%
	Iwatani Corp.	1,087,000	6,491,740	0.2%
	J-COM Holdings Co., Ltd.	22,300	422,428	0.0%
#	JAC Recruitment Co., Ltd.	93,100	1,205,329	0.0%
#	Jalux, Inc.	39,500	665,318	0.0%
#	Jamco Corp.	68,400	1,410,445	0.1%
	Japan Foundation Engineering Co., Ltd.	119,500	394,738	0.0%
	Japan Pulp & Paper Co., Ltd.	519,000	1,739,046	0.1%
	Japan Steel Works, Ltd. (The)	398,400	8,557,307	0.3%
	Japan Transcity Corp.	242,000	901,162	0.0%
	JK Holdings Co., Ltd.	89,940	471,965	0.0%
	Juki Corp.	185,800	1,389,080	0.1%
	Kamei Corp.	148,700	1,416,514	0.1%
	Kanaden Corp.	110,600	1,067,550	0.0%
#	Kanagawa Chuo Kotsu Co., Ltd.	190,000	1,354,947	0.1%
	Kanamoto Co., Ltd.	171,600	4,122,634	0.1%
	Kandenko Co., Ltd.	626,000	6,171,190	0.2%
	Kanematsu Corp.	2,438,625	4,012,696	0.1%
#	Katakura Industries Co., Ltd.	137,300	1,668,994	0.1%
#	Kato Works Co., Ltd.	61,800	1,549,539	0.1%
#	KAWADA TECHNOLOGIES, Inc.	53,700	2,528,655	0.1%
	Kawasaki Kinkai Kisen Kaisha, Ltd.	96,000	256,227	0.0%
#	Kawasaki Kisen Kaisha, Ltd.	3,035,000	7,508,271	0.2%
	Keihin Co., Ltd.	249,000	338,776	0.0%
	KFC, Ltd.	1,400	27,655	0.0%
#*	KI Holdings Co., Ltd.	88,000	268,938	0.0%
#	Kimura Chemical Plants Co., Ltd.	39,900	138,531	0.0%
	King Jim Co., Ltd.	13,000	104,923	0.0%
#	Kinki Sharyo Co., Ltd.	15,299	348,103	0.0%
	Kintetsu World Express, Inc.	191,200	2,600,651	0.1%
	Kitagawa Iron Works Co., Ltd.	49,600	847,154	0.0%
	Kitano Construction Corp.	259,000	688,192	0.0%
#	Kito Corp.	108,500	1,026,979	0.0%
16

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
#	Kitz Corp.	543,500	$3,125,227	0.1%
*	Kobe Electric Railway Co., Ltd.	45,000	158,700	0.0%
	Kobelco Eco-Solutions Co., Ltd.	97,000	378,792	0.0%
	Koike Sanso Kogyo Co., Ltd.	145,000	360,428	0.0%
#	Kokusai Co., Ltd.	41,700	329,194	0.0%
	Kokuyo Co., Ltd.	525,125	6,956,793	0.2%
	KOMAIHALTEC, Inc.	22,700	440,280	0.0%
	Komatsu Wall Industry Co., Ltd.	40,000	667,791	0.0%
	Komori Corp.	348,700	4,425,210	0.2%
	Kondotec, Inc.	124,000	946,353	0.0%
	Konoike Transport Co., Ltd.	92,700	1,227,349	0.0%
#*	Kosaido Co., Ltd.	248,600	735,673	0.0%
#	KRS Corp.	38,100	836,881	0.0%
	Kumagai Gumi Co., Ltd.	2,175,000	5,776,208	0.2%
	Kuroda Electric Co., Ltd.	219,100	4,263,017	0.1%
#	Kyodo Printing Co., Ltd.	506,000	1,715,183	0.1%
	Kyokuto Boeki Kaisha, Ltd.	58,000	114,766	0.0%
	Kyokuto Kaihatsu Kogyo Co., Ltd.	185,700	2,193,455	0.1%
	Kyoritsu Printing Co., Ltd.	119,300	349,906	0.0%
	Kyowa Exeo Corp.	481,800	7,234,424	0.2%
	Kyudenko Corp.	219,000	7,055,464	0.2%
	Link And Motivation, Inc.	251,400	758,563	0.0%
	Lonseal Corp.	11,600	208,467	0.0%
	Maeda Corp.	821,000	7,606,107	0.3%
	Maeda Kosen Co., Ltd.	109,900	1,218,543	0.0%
	Maeda Road Construction Co., Ltd.	387,000	7,159,534	0.2%
	Maezawa Industries, Inc.	35,700	117,572	0.0%
	Maezawa Kasei Industries Co., Ltd.	52,900	553,200	0.0%
	Maezawa Kyuso Industries Co., Ltd.	49,100	655,415	0.0%
	Makino Milling Machine Co., Ltd.	655,000	4,162,050	0.1%
	Marubeni Construction Material Lease Co., Ltd.	75,000	138,477	0.0%
	Marufuji Sheet Piling Co., Ltd.	58,000	129,262	0.0%
	Maruka Machinery Co., Ltd.	32,200	410,186	0.0%
#	Maruwa Unyu Kikan Co., Ltd.	34,300	823,780	0.0%
	Maruyama Manufacturing Co., Inc.	230,000	387,227	0.0%
	Maruzen Co., Ltd.	46,000	470,151	0.0%
	Maruzen Showa Unyu Co., Ltd.	304,000	1,233,968	0.0%
	Matsuda Sangyo Co., Ltd.	82,882	1,163,247	0.0%
	Matsui Construction Co., Ltd.	135,300	1,482,930	0.1%
	Max Co., Ltd.	191,000	2,301,884	0.1%
	Meidensha Corp.	1,175,050	3,932,270	0.1%
	Meiji Shipping Co., Ltd.	111,000	381,017	0.0%
#	Meisei Industrial Co., Ltd.	251,000	1,287,391	0.1%
	Meitec Corp.	181,300	6,178,267	0.2%
#	Meiwa Corp.	158,000	496,187	0.0%
	Mesco, Inc.	22,000	199,615	0.0%
	METAWATER Co., Ltd.	47,700	1,301,809	0.1%
#	Mie Kotsu Group Holdings, Inc.	154,100	568,558	0.0%
	Mirait Holdings Corp.	374,085	3,317,062	0.1%
	Mitani Corp.	68,200	2,034,290	0.1%
	Mitsubishi Kakoki Kaisha, Ltd.	129,000	254,118	0.0%
	Mitsubishi Nichiyu Forklift Co., Ltd.	189,100	1,145,454	0.0%

17

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
#	Mitsubishi Pencil Co., Ltd.	100,300	$5,016,740	0.2%
	Mitsuboshi Belting, Ltd.	328,000	2,828,510	0.1%
#	Mitsui Engineering & Shipbuilding Co., Ltd.	5,109,000	7,098,865	0.2%
	Mitsui Matsushima Co., Ltd.	84,700	1,002,048	0.0%
	Mitsui-Soko Holdings Co., Ltd.	626,000	1,888,387	0.1%
	Mitsumura Printing Co., Ltd.	93,000	191,571	0.0%
#	Miyaji Engineering Group, Inc.	332,175	546,875	0.0%
	Morita Holdings Corp.	227,700	3,430,251	0.1%
	Moshi Moshi Hotline, Inc.	145,400	1,393,284	0.1%
#	NAC Co., Ltd.	61,700	520,145	0.0%
#	Nachi-Fujikoshi Corp.	1,045,000	3,963,279	0.1%
	Nagase & Co., Ltd.	477,200	6,103,323	0.2%
	Naigai Trans Line, Ltd.	3,800	37,126	0.0%
	Nakabayashi Co., Ltd.	211,000	474,046	0.0%
	Nakano Corp.	29,600	120,170	0.0%
	Namura Shipbuilding Co., Ltd.	314,028	1,914,897	0.1%
	Narasaki Sangyo Co., Ltd.	103,000	273,641	0.0%
	NDS Co., Ltd.	24,100	604,935	0.0%
#	NEC Capital Solutions, Ltd.	48,900	815,099	0.0%
	Nichias Corp.	587,000	5,222,788	0.2%
	Nichiban Co., Ltd.	141,000	1,272,992	0.0%
	Nichiden Corp.	24,300	695,517	0.0%
	Nichiha Corp.	178,680	4,413,071	0.2%
	Nichireki Co., Ltd.	148,000	1,164,625	0.0%
	Nihon Dengi Co., Ltd.	3,300	56,274	0.0%
	Nihon Flush Co., Ltd.	15,700	183,708	0.0%
	Nihon Trim Co., Ltd.	30,700	1,386,245	0.1%
	Nikkato Corp.	700	2,573	0.0%
	Nikko Co., Ltd.	31,800	524,637	0.0%
	Nikkon Holdings Co., Ltd.	356,800	7,663,028	0.3%
	Nippi, Inc.	27,000	207,159	0.0%
	Nippo Corp.	227,000	4,378,887	0.1%
	Nippon Air Conditioning Services Co., Ltd.	40,300	216,337	0.0%
#	Nippon Carbon Co., Ltd.	648,000	1,256,870	0.0%
	Nippon Densetsu Kogyo Co., Ltd.	227,300	4,141,202	0.1%
	Nippon Filcon Co., Ltd.	70,900	378,214	0.0%
	Nippon Hume Corp.	129,400	856,592	0.0%
	Nippon Kanzai Co., Ltd.	88,700	1,293,404	0.1%
	Nippon Koei Co., Ltd.	390,000	1,829,649	0.1%
#	Nippon Parking Development Co., Ltd.	1,224,400	1,664,416	0.1%
	Nippon Rietec Co., Ltd.	7,000	59,603	0.0%
	Nippon Road Co., Ltd. (The)	384,000	1,575,653	0.1%
#	Nippon Seisen Co., Ltd.	100,000	484,901	0.0%
#*	Nippon Sharyo, Ltd.	422,000	1,068,832	0.0%
*	Nippon Sheet Glass Co., Ltd.	584,800	4,749,933	0.2%
	Nippon Steel & Sumikin Bussan Corp.	95,560	3,502,260	0.1%
	Nippon Thompson Co., Ltd.	410,000	1,622,057	0.1%
	Nippon Tungsten Co., Ltd.	62,000	98,541	0.0%
	Nishi-Nippon Railroad Co., Ltd.	1,196,000	5,669,794	0.2%
	Nishimatsu Construction Co., Ltd.	1,794,000	8,378,134	0.3%
	Nishio Rent All Co., Ltd.	93,700	2,829,179	0.1%
#	Nissei ASB Machine Co., Ltd.	52,300	943,701	0.0%

18

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Nissei Corp.	37,900	$349,183	0.0%
	Nissei Plastic Industrial Co., Ltd.	184,500	1,458,557	0.1%
#	Nissha Printing Co., Ltd.	165,400	4,004,174	0.1%
	Nisshinbo Holdings, Inc.	870,500	8,666,919	0.3%
	Nissin Corp.	409,000	1,358,364	0.1%
	Nissin Electric Co., Ltd.	279,000	3,720,436	0.1%
	Nitta Corp.	105,000	2,717,541	0.1%
	Nitto Boseki Co., Ltd.	934,000	3,036,339	0.1%
	Nitto Kogyo Corp.	159,700	2,342,707	0.1%
	Nitto Kohki Co., Ltd.	68,500	1,582,913	0.1%
	Nitto Seiko Co., Ltd.	149,000	568,903	0.0%
#	Nittoc Construction Co., Ltd.	158,500	748,183	0.0%
#	Nittoku Engineering Co., Ltd.	81,900	1,009,888	0.0%
	NJS Co., Ltd.	30,200	372,982	0.0%
	Noda Corp.	153,600	1,013,261	0.0%
	Nomura Co., Ltd.	220,200	3,571,106	0.1%
	Noritake Co., Ltd.	64,200	1,465,376	0.1%
	Noritz Corp.	172,400	3,573,093	0.1%
	NS United Kaiun Kaisha, Ltd.	599,000	831,910	0.0%
#	NTN Corp.	2,488,000	9,417,732	0.3%
#	Obara Group, Inc.	79,200	3,413,141	0.1%
	Obayashi Road Corp.	166,300	1,044,590	0.0%
#	Odelic Co., Ltd.	20,000	776,822	0.0%
	Oiles Corp.	151,350	2,743,629	0.1%
	Okabe Co., Ltd.	242,100	2,066,083	0.1%
#	Okamoto Machine Tool Works, Ltd.	205,000	269,075	0.0%
	Okamura Corp.	381,900	3,746,775	0.1%
#	OKK Corp.	425,000	436,612	0.0%
#	OKUMA Corp.	849,000	7,104,821	0.2%
	Okumura Corp.	999,400	5,759,269	0.2%
	Onoken Co., Ltd.	84,600	1,042,883	0.0%
	Organo Corp.	228,000	983,355	0.0%
#	OSG Corp.	452,700	9,641,884	0.3%
	OSJB Holdings Corp.	677,200	1,611,041	0.1%
#	Outsourcing, Inc.	81,300	3,085,277	0.1%
	Oyo Corp.	111,300	1,287,021	0.1%
	Paraca, Inc.	4,500	83,408	0.0%
#	Pasco Corp.	137,000	492,123	0.0%
#	Pasona Group, Inc.	126,800	1,075,714	0.0%
	Pegasus Sewing Machine Manufacturing Co., Ltd.	35,300	213,000	0.0%
	Penta-Ocean Construction Co., Ltd.	1,724,600	10,277,125	0.3%
	Pilot Corp.	188,800	8,441,250	0.3%
	Prestige International, Inc.	284,800	2,143,315	0.1%
	Pronexus, Inc.	126,400	1,334,438	0.1%
#	PS Mitsubishi Construction Co., Ltd.	147,700	514,853	0.0%
	Punch Industry Co., Ltd.	5,600	47,890	0.0%
	Quick Co., Ltd.	33,100	335,016	0.0%
	Raito Kogyo Co., Ltd.	313,100	3,769,218	0.1%
	Rheon Automatic Machinery Co., Ltd.	110,500	863,181	0.0%
	Ryobi, Ltd.	820,200	3,306,352	0.1%
	Sakai Heavy Industries, Ltd.	237,000	482,593	0.0%
#	Sakai Moving Service Co., Ltd.	60,800	1,315,382	0.1%

19

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Sanki Engineering Co., Ltd.	297,600	$2,699,006	0.1%
	Sanko Metal Industrial Co., Ltd.	13,600	382,838	0.0%
#	Sankyo Tateyama, Inc.	166,200	2,616,714	0.1%
	Sankyu, Inc.	1,540,000	9,068,678	0.3%
#	Sanoyas Holdings Corp.	141,400	369,899	0.0%
	Sanwa Holdings Corp.	1,232,600	12,275,880	0.4%
	Sanyo Denki Co., Ltd.	259,000	1,683,371	0.1%
	Sanyo Engineering & Construction, Inc.	48,000	278,830	0.0%
	Sanyo Industries, Ltd.	99,000	171,618	0.0%
	Sanyo Trading Co., Ltd.	13,600	172,054	0.0%
#	Sata Construction Co., Ltd.	85,399	337,263	0.0%
	Sato Holdings Corp.	154,500	3,403,383	0.1%
	Sato Shoji Corp.	66,800	513,756	0.0%
	SBS Holdings, Inc.	114,100	1,009,061	0.0%
	Secom Joshinetsu Co., Ltd.	32,900	1,028,778	0.0%
	Seibu Electric Industry Co., Ltd.	15,600	312,711	0.0%
	Seika Corp.	313,000	929,682	0.0%
	Seikitokyu Kogyo Co., Ltd.	178,300	858,871	0.0%
	Seino Holdings Co., Ltd.	258,600	2,865,465	0.1%
	Sekisui Jushi Corp.	180,900	2,979,743	0.1%
#	Senko Co., Ltd.	564,500	3,902,661	0.1%
	Senshu Electric Co., Ltd.	35,100	542,561	0.0%
	Shibusawa Warehouse Co., Ltd. (The)	263,000	763,807	0.0%
	Shibuya Corp.	104,400	2,168,730	0.1%
	Shima Seiki Manufacturing, Ltd.	161,400	4,547,853	0.2%
	Shin Nippon Air Technologies Co., Ltd.	86,280	975,241	0.0%
	Shin-Keisei Electric Railway Co., Ltd.	181,000	710,877	0.0%
	Shinmaywa Industries, Ltd.	550,000	4,257,280	0.1%
	Shinnihon Corp.	186,700	1,799,032	0.1%
	Shinsho Corp.	27,900	506,592	0.0%
	Shinwa Co., Ltd.	27,100	410,998	0.0%
#*	Shoko Co., Ltd.	198,000	164,321	0.0%
	Showa Aircraft Industry Co., Ltd.	15,837	144,784	0.0%
	Sinfonia Technology Co., Ltd.	684,000	1,256,391	0.0%
	Sinko Industries, Ltd.	110,700	1,388,971	0.1%
	Sintokogio, Ltd.	265,000	2,311,368	0.1%
	Soda Nikka Co., Ltd.	67,000	314,355	0.0%
	Sodick Co., Ltd.	285,400	2,142,366	0.1%
#	Space Co., Ltd.	66,220	796,430	0.0%
#	Srg Takamiya Co., Ltd.	118,600	667,631	0.0%
#	Star Micronics Co., Ltd.	225,000	3,203,644	0.1%
#	Subaru Enterprise Co., Ltd.	55,000	219,010	0.0%
	Sugimoto & Co., Ltd.	31,500	408,905	0.0%
	Sumitomo Densetsu Co., Ltd.	104,400	1,158,029	0.0%
#	Sumitomo Mitsui Construction Co., Ltd.	5,237,600	4,987,761	0.2%
	Sumitomo Precision Products Co., Ltd.	189,000	583,417	0.0%
	Sumitomo Warehouse Co., Ltd. (The)	819,000	4,378,448	0.1%
#*	SWCC Showa Holdings Co., Ltd.	1,562,000	1,097,502	0.0%
	Tadano, Ltd.	591,700	6,644,668	0.2%
	Taihei Dengyo Kaisha, Ltd.	189,000	1,959,088	0.1%
#	Taiheiyo Kouhatsu, Inc.	407,000	348,927	0.0%
	Taikisha, Ltd.	147,000	3,713,212	0.1%

20

The Japanese Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Takamatsu Construction Group Co., Ltd.	80,000	$1,898,501	0.1%
#	Takano Co., Ltd.	49,400	357,471	0.0%
	Takaoka Toko Co., Ltd.	59,720	1,090,617	0.0%
	Takara Printing Co., Ltd.	51,955	722,543	0.0%
	Takara Standard Co., Ltd.	253,500	4,708,942	0.2%
#	Takasago Thermal Engineering Co., Ltd.	355,200	5,009,349	0.2%
	Takashima & Co., Ltd.	225,000	362,338	0.0%
	Takeei Corp.	129,400	1,058,962	0.0%
	Takeuchi Manufacturing Co., Ltd.	208,300	4,035,187	0.1%
	Takigami Steel Construction Co., Ltd. (The)	53,000	215,792	0.0%
	Takisawa Machine Tool Co., Ltd.	368,000	476,387	0.0%
	Takuma Co., Ltd.	438,000	4,026,469	0.1%
#	Tanseisha Co., Ltd.	213,249	1,603,833	0.1%
	Tatsuta Electric Wire and Cable Co., Ltd.	257,400	1,022,525	0.0%
	TECHNO ASSOCIE Co., Ltd.	56,800	514,241	0.0%
	Techno Ryowa, Ltd.	69,390	433,846	0.0%
	TechnoPro Holdings, Inc.	150,600	5,158,730	0.2%
	Teikoku Electric Manufacturing Co., Ltd.	96,000	731,391	0.0%
#	Teikoku Sen-I Co., Ltd.	103,100	1,528,764	0.1%
#	Tekken Corp.	464,000	1,508,706	0.1%
	Teraoka Seisakusho Co., Ltd.	53,600	177,721	0.0%
	Toa Corp.	110,300	2,322,040	0.1%
	TOA ROAD Corp.	266,000	713,413	0.0%
#	Tobishima Corp.	1,073,200	1,887,463	0.1%
	Tocalo Co., Ltd.	83,100	1,864,227	0.1%
	Toda Corp.	1,230,000	6,666,674	0.2%
	Toenec Corp.	212,000	1,015,696	0.0%
	Togami Electric Manufacturing Co., Ltd.	20,000	81,512	0.0%
#	TOKAI Holdings Corp.	528,400	3,395,894	0.1%
#	Tokai Lease Co., Ltd.	162,000	306,064	0.0%
	Tokyo Energy & Systems, Inc.	139,000	1,341,439	0.1%
	Tokyo Keiki, Inc.	354,000	602,797	0.0%
*	Tokyo Kikai Seisakusho, Ltd.	17,000	12,474	0.0%
	Tokyo Sangyo Co., Ltd.	81,000	307,588	0.0%
	Tokyu Construction Co., Ltd.	338,500	3,420,476	0.1%
	Toli Corp.	261,000	930,483	0.0%
	Tomoe Corp.	152,000	500,343	0.0%
#	Tomoe Engineering Co., Ltd.	37,200	546,696	0.0%
	Tonami Holdings Co., Ltd.	308,000	829,765	0.0%
	Toppan Forms Co., Ltd.	298,500	2,967,074	0.1%
#	Torishima Pump Manufacturing Co., Ltd.	117,100	1,261,983	0.0%
	Toshiba Machine Co., Ltd.	698,000	2,520,905	0.1%
#	Toshiba Plant Systems & Services Corp.	262,650	4,235,061	0.1%
#	Tosho Printing Co., Ltd.	227,000	1,027,239	0.0%
#	Totetsu Kogyo Co., Ltd.	148,900	4,220,854	0.1%
	Toyo Construction Co., Ltd.	428,400	1,785,639	0.1%
#	Toyo Denki Seizo K.K.	213,000	597,658	0.0%
#	Toyo Engineering Corp.	892,400	3,056,919	0.1%
	Toyo Machinery & Metal Co., Ltd.	87,400	329,388	0.0%
	Toyo Tanso Co., Ltd.	67,000	963,384	0.0%
#	Toyo Wharf & Warehouse Co., Ltd.	340,000	553,424	0.0%
	Trancom Co., Ltd.	42,300	2,461,090	0.1%

21

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Trinity Industrial Corp.	19,000	$83,584	0.0%
	Trusco Nakayama Corp.	121,100	6,261,033	0.2%
	Trust Tech, Inc.	48,900	750,611	0.0%
	Tsubakimoto Chain Co.	864,700	6,849,692	0.2%
	Tsubakimoto Kogyo Co., Ltd.	117,000	345,120	0.0%
#*	Tsudakoma Corp.	294,000	419,320	0.0%
#	Tsugami Corp.	395,000	2,168,791	0.1%
	Tsukishima Kikai Co., Ltd.	144,200	1,614,283	0.1%
	Tsurumi Manufacturing Co., Ltd.	106,000	1,542,649	0.1%
	TTK Co., Ltd.	62,000	287,487	0.0%
	Uchida Yoko Co., Ltd.	297,000	1,238,248	0.0%
	Ueki Corp.	348,000	748,463	0.0%
#	Union Tool Co.	55,600	1,436,267	0.1%
	Ushio, Inc.	655,900	7,912,689	0.3%
	Utoc Corp.	98,700	360,691	0.0%
#	Wakachiku Construction Co., Ltd.	1,052,000	1,570,909	0.1%
	Wakita & Co., Ltd.	219,800	1,874,157	0.1%
	WDB Holdings Co., Ltd.	18,000	186,126	0.0%
	Weathernews, Inc.	27,800	867,554	0.0%
#	World Holdings Co., Ltd.	43,300	668,067	0.0%
#	Yahagi Construction Co., Ltd.	159,400	1,462,100	0.1%
	YAMABIKO Corp.	210,828	2,084,921	0.1%
	YAMADA Consulting Group Co., Ltd.	3,800	160,306	0.0%
	Yamato Corp.	82,000	450,564	0.0%
	Yamaura Corp.	16,200	81,550	0.0%
	Yamazen Corp.	345,700	2,756,604	0.1%
	Yasuda Logistics Corp.	94,300	618,791	0.0%
	Yokogawa Bridge Holdings Corp.	198,000	2,175,353	0.1%
	Yondenko Corp.	128,800	502,103	0.0%
	Yuasa Trading Co., Ltd.	105,000	2,515,452	0.1%
	Yuken Kogyo Co., Ltd.	196,000	343,268	0.0%
#	Yumeshin Holdings Co., Ltd.	154,700	1,094,985	0.0%
	Yurtec Corp.	249,000	1,824,037	0.1%
	Yusen Logistics Co., Ltd.	109,500	1,114,820	0.0%
#	Yushin Precision Equipment Co., Ltd.	42,100	980,585	0.0%
	Zenitaka Corp. (The)	46,000	151,787	0.0%
#	Zuiko Corp.	21,100	797,488	0.0%
Total Industrials			887,653,836	28.3%

Information Technology — (12.0%)
#	A&D Co., Ltd.	113,900	482,620	0.0%
#	Ai Holdings Corp.	247,200	6,074,143	0.2%
	Aichi Tokei Denki Co., Ltd.	18,700	570,387	0.0%
#	Aiphone Co., Ltd.	71,900	1,263,088	0.0%
#	Aisan Technology Co., Ltd.	12,000	549,193	0.0%
	Alpha Systems, Inc.	33,260	560,138	0.0%
	Amano Corp.	377,600	7,025,443	0.2%
#	Anritsu Corp.	873,500	4,633,691	0.2%
	AOI Electronics Co., Ltd.	26,900	653,570	0.0%
	Argo Graphics, Inc.	31,100	623,909	0.0%
	Arisawa Manufacturing Co., Ltd.	200,900	1,051,251	0.0%
#	ArtSpark Holdings, Inc.	32,000	803,952	0.0%

22

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
	Asahi Net, Inc.	74,800	$307,086	0.0%
#	Ateam, Inc.	62,600	1,417,302	0.1%
	Axell Corp.	44,900	352,184	0.0%
	Azbil Corp.	190,300	5,643,510	0.2%
	Broadband Tower, Inc.	234,500	499,473	0.0%
	Broadleaf Co., Ltd.	133,000	1,495,026	0.1%
	CAC Holdings Corp.	61,900	518,554	0.0%
	Canon Electronics, Inc.	133,800	2,081,191	0.1%
#	Capcom Co., Ltd.	294,600	7,610,445	0.3%
	Chino Corp.	35,900	358,391	0.0%
	Citizen Watch Co., Ltd.	1,437,500	8,078,459	0.3%
#*	CMK Corp.	271,300	1,433,202	0.1%
#	COLOPL, Inc.	155,200	2,231,708	0.1%
	Computer Engineering & Consulting, Ltd.	80,000	1,495,713	0.1%
	Computer Institute of Japan, Ltd.	26,700	128,353	0.0%
	Comture Corp.	19,100	668,517	0.0%
	CONEXIO Corp.	114,700	1,557,171	0.1%
#	COOKPAD, Inc.	287,400	2,730,674	0.1%
	Cresco, Ltd.	28,500	620,214	0.0%
#	CROOZ, Inc.	39,700	908,621	0.0%
	Cube System, Inc.	12,300	76,856	0.0%
	Dai-ichi Seiko Co., Ltd.	55,600	614,260	0.0%
#	Daishinku Corp.	40,999	435,094	0.0%
	Daito Electron Co., Ltd.	5,900	45,368	0.0%
	Daiwabo Holdings Co., Ltd.	1,186,000	2,866,018	0.1%
	Denki Kogyo Co., Ltd.	313,000	1,723,934	0.1%
	Densan System Co., Ltd.	1,600	26,602	0.0%
*	Dexerials Corp.	140,200	1,125,674	0.0%
	Digital Arts, Inc.	58,800	1,582,467	0.1%
	Digital Garage, Inc.	118,500	2,239,068	0.1%
#	Dip Corp.	173,100	4,585,357	0.2%
	DKK-Toa Corp.	38,200	177,940	0.0%
	DTS Corp.	123,600	2,738,235	0.1%
	Eizo Corp.	104,800	3,309,383	0.1%
	Elecom Co., Ltd.	102,900	2,103,694	0.1%
	Elematec Corp.	52,271	883,788	0.0%
	EM Systems Co., Ltd.	42,600	705,904	0.0%
	Enplas Corp.	59,300	1,832,287	0.1%
	ESPEC Corp.	118,000	1,427,773	0.1%
#	Excel Co., Ltd.	49,300	659,513	0.0%
#	F@N Communications, Inc.	279,800	2,089,432	0.1%
#	Faith, Inc.	27,910	318,490	0.0%
#*	FDK Corp.	552,000	482,494	0.0%
	Ferrotec Corp.	187,500	2,280,380	0.1%
	Forval Corp.	4,700	34,000	0.0%
	Fuji Soft, Inc.	117,500	3,121,122	0.1%
	Fujitsu Frontech, Ltd.	75,300	900,042	0.0%
	Fukui Computer Holdings, Inc.	19,200	510,969	0.0%
	Furuno Electric Co., Ltd.	137,500	1,062,286	0.0%
	Furuya Metal Co., Ltd.	11,800	172,939	0.0%
#	Fusion Partners Co.	62,800	566,468	0.0%
	Future Corp.	129,200	861,100	0.0%

23

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
#	GMO internet, Inc.	410,800	$5,483,907	0.2%
#	GMO Payment Gateway, Inc.	98,500	4,524,259	0.2%
	Gree, Inc.	672,200	3,727,415	0.1%
	Gurunavi, Inc.	172,800	4,731,742	0.2%
	Hagiwara Electric Co., Ltd.	18,700	350,570	0.0%
	Hakuto Co., Ltd.	84,500	784,750	0.0%
#	Hearts United Group Co., Ltd.	84,800	1,569,342	0.1%
	Hibino Corp.	1,300	33,944	0.0%
#	Hioki EE Corp.	53,500	1,035,422	0.0%
	Hitachi Kokusai Electric, Inc.	332,500	6,641,359	0.2%
	Hitachi Maxell, Ltd.	142,200	2,591,403	0.1%
#	Hochiki Corp.	140,000	1,648,910	0.1%
#	Hokuriku Electric Industry Co., Ltd.	482,000	605,576	0.0%
	Honda Tsushin Kogyo Co., Ltd.	10,700	134,377	0.0%
	Horiba, Ltd.	212,650	10,168,702	0.3%
	Hosiden Corp.	362,000	2,684,687	0.1%
	I-Net Corp.	59,290	617,363	0.0%
	I-O Data Device, Inc.	2,900	27,080	0.0%
	Ibiden Co., Ltd.	620,978	9,014,732	0.3%
	Icom, Inc.	50,200	922,886	0.0%
#	Ikegami Tsushinki Co., Ltd.	339,000	435,450	0.0%
#	Imagica Robot Holdings, Inc.	87,500	518,812	0.0%
	Ines Corp.	183,900	2,045,298	0.1%
	Infocom Corp.	80,400	1,182,294	0.0%
#	Infomart Corp.	188,500	2,233,112	0.1%
	Information Services International-Dentsu, Ltd.	75,900	1,316,328	0.1%
	Innotech Corp.	105,000	489,600	0.0%
	Internet Initiative Japan, Inc.	192,400	3,397,504	0.1%
#	Iriso Electronics Co., Ltd.	55,300	3,044,030	0.1%
#	Istyle, Inc.	179,300	1,412,487	0.1%
	Itfor, Inc.	112,800	659,202	0.0%
*	Iwatsu Electric Co., Ltd.	572,000	408,523	0.0%
	Japan Asia Group, Ltd.	79,600	287,729	0.0%
#	Japan Aviation Electronics Industry, Ltd.	421,000	6,028,706	0.2%
	Japan Digital Laboratory Co., Ltd.	109,800	1,706,413	0.1%
#*	Japan Display, Inc.	2,144,300	4,221,540	0.1%
#	Japan Material Co., Ltd.	59,300	2,100,608	0.1%
#	Japan Radio Co., Ltd.	71,000	912,258	0.0%
	Jastec Co., Ltd.	51,100	540,065	0.0%
#	JBCC Holdings, Inc.	87,500	566,685	0.0%
	Justsystems Corp.	198,400	1,944,524	0.1%
	Kaga Electronics Co., Ltd.	105,100	1,535,497	0.1%
	Kanematsu Electronics, Ltd.	74,100	1,494,930	0.1%
#*	KLab, Inc.	191,400	1,147,938	0.0%
#	Koa Corp.	195,900	1,803,936	0.1%
	Kyosan Electric Manufacturing Co., Ltd.	279,000	1,034,735	0.0%
	Kyowa Electronic Instruments Co., Ltd.	135,100	489,154	0.0%
#	LAC Co., Ltd.	87,300	887,965	0.0%
	Lasertec Corp.	102,500	1,988,315	0.1%
*	Livesense, Inc.	2,700	11,789	0.0%
	Macnica Fuji Electronics Holdings, Inc.	176,350	2,209,829	0.1%
	Mamezou Holdings Co., Ltd.	85,300	883,086	0.0%

24

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
	MarkLines Co., Ltd.	500	$12,003	0.0%
	Marubun Corp.	95,700	546,808	0.0%
	Maruwa Co., Ltd.	56,800	2,143,455	0.1%
#	Marvelous, Inc.	196,300	1,395,086	0.1%
	MCJ Co., Ltd.	129,100	1,160,820	0.0%
	Media Do Co., Ltd.	12,600	172,975	0.0%
	Megachips Corp.	43,100	865,035	0.0%
*	Meiko Electronics Co., Ltd.	121,800	431,276	0.0%
	Melco Holdings, Inc.	75,500	2,044,113	0.1%
	Micronics Japan Co., Ltd.	191,600	2,214,879	0.1%
	MIMAKI ENGINEERING Co., Ltd.	67,000	374,678	0.0%
	Mimasu Semiconductor Industry Co., Ltd.	92,281	1,174,391	0.0%
	Miraial Co., Ltd.	29,800	212,023	0.0%
	Miroku Jyoho Service Co., Ltd.	104,100	2,033,259	0.1%
#	Mitsubishi Research Institute, Inc.	36,500	1,159,006	0.0%
	Mitsui High-Tec, Inc.	139,000	933,106	0.0%
#*	Mitsumi Electric Co., Ltd.	527,600	3,203,625	0.1%
	MTI, Ltd.	189,500	1,177,560	0.0%
	Mutoh Holdings Co., Ltd.	134,000	306,191	0.0%
	Nagano Keiki Co., Ltd.	14,900	90,727	0.0%
#	Nakayo, Inc.	390,000	1,373,500	0.1%
	NEC Networks & System Integration Corp.	136,600	2,427,620	0.1%
	NET One Systems Co., Ltd.	525,900	3,819,792	0.1%
*	New Japan Radio Co., Ltd.	96,000	295,144	0.0%
#	Nexyz Group Corp.	48,000	634,500	0.0%
	Nichicon Corp.	334,200	2,864,260	0.1%
	Nihon Dempa Kogyo Co., Ltd.	102,700	828,214	0.0%
	Nihon Unisys, Ltd.	351,175	4,279,608	0.1%
#	Nippon Ceramic Co., Ltd.	62,200	1,147,698	0.0%
	Nippon Chemi-Con Corp.	950,000	1,652,624	0.1%
#	Nippon Kodoshi Corp.	25,000	200,423	0.0%
	Nippon Signal Co., Ltd.	316,400	2,807,828	0.1%
#	Nippon Systemware Co., Ltd.	39,900	617,378	0.0%
	Nohmi Bosai, Ltd.	145,900	2,177,870	0.1%
#	Noritsu Koki Co., Ltd.	117,500	887,939	0.0%
	NS Solutions Corp.	192,200	3,664,957	0.1%
	NSD Co., Ltd.	157,880	2,540,947	0.1%
#	Nuflare Technology, Inc.	25,300	1,356,931	0.1%
#	Ohara, Inc.	47,600	280,236	0.0%
#	Okaya Electric Industries Co., Ltd.	73,000	271,303	0.0%
	Oki Electric Industry Co., Ltd.	493,000	6,432,222	0.2%
	ONO Sokki Co., Ltd.	58,400	504,860	0.0%
	Optex Co., Ltd.	76,000	1,935,754	0.1%
*	Optim Corp.	11,900	675,456	0.0%
	Origin Electric Co., Ltd.	173,000	459,212	0.0%
#	Osaki Electric Co., Ltd.	246,000	2,361,020	0.1%
	Panasonic Industrial Devices SUNX Co., Ltd.	111,600	670,351	0.0%
	PCA Corp.	2,500	30,214	0.0%
	Poletowin Pitcrew Holdings, Inc.	76,100	633,130	0.0%
	Riken Keiki Co., Ltd.	81,300	1,002,772	0.0%
	Riso Kagaku Corp.	179,500	3,109,191	0.1%
	Roland DG Corp.	57,100	1,348,205	0.1%

25

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
#	Rorze Corp.	49,400	$938,113	0.0%
#*	RVH, Inc.	58,700	583,434	0.0%
	Ryoden Corp.	178,000	1,144,289	0.0%
	Ryosan Co., Ltd.	191,900	5,909,649	0.2%
#	Ryoyo Electro Corp.	122,600	1,560,174	0.1%
#	Sakura Internet, Inc.	79,100	761,054	0.0%
*	Sanken Electric Co., Ltd.	698,000	2,469,404	0.1%
	Sanshin Electronics Co., Ltd.	164,300	1,454,000	0.1%
	Satori Electric Co., Ltd.	85,880	610,583	0.0%
#	Saxa Holdings, Inc.	298,000	629,628	0.0%
	Shibaura Electronics Co., Ltd.	29,100	538,610	0.0%
	Shibaura Mechatronics Corp.	200,000	489,177	0.0%
	Shindengen Electric Manufacturing Co., Ltd.	450,000	1,946,035	0.1%
#*	Shinkawa, Ltd.	94,400	611,280	0.0%
	Shinko Electric Industries Co., Ltd.	470,400	3,031,533	0.1%
	Shinko Shoji Co., Ltd.	127,300	1,436,046	0.1%
	Shizuki Electric Co., Inc.	100,000	593,520	0.0%
#	Siix Corp.	92,900	3,717,660	0.1%
	SK-Electronics Co., Ltd.	8,900	86,888	0.0%
	SMK Corp.	372,000	1,425,304	0.1%
#	SMS Co., Ltd.	150,200	3,910,265	0.1%
#	Softbank Technology Corp.	29,000	927,090	0.0%
#*	Softbrain Co., Ltd.	161,300	607,875	0.0%
	Softcreate Holdings Corp.	25,400	279,481	0.0%
#	Sourcenext Corp.	64,200	322,381	0.0%
	SRA Holdings	56,900	1,345,438	0.1%
	Sumida Corp.	112,849	1,170,174	0.0%
	Sun-Wa Technos Corp.	40,500	325,143	0.0%
	Suzuden Corp.	1,200	11,266	0.0%
	Systena Corp.	116,600	2,036,695	0.1%
#	Tabuchi Electric Co., Ltd.	154,600	493,473	0.0%
	Tachibana Eletech Co., Ltd.	85,260	944,138	0.0%
	Taiyo Yuden Co., Ltd.	678,700	7,250,739	0.2%
	Tamura Corp.	457,000	1,878,892	0.1%
	TechMatrix Corp.	46,400	927,325	0.0%
#	Tecnos Japan, Inc.	49,400	1,149,121	0.0%
#	Teikoku Tsushin Kogyo Co., Ltd.	198,000	301,257	0.0%
	TIS, Inc.	505,101	11,429,663	0.4%
	TKC Corp.	104,700	3,092,490	0.1%
#	Tokyo Electron Device, Ltd.	37,200	530,114	0.0%
	Tokyo Seimitsu Co., Ltd.	240,800	6,569,642	0.2%
	Tomen Devices Corp.	2,400	44,628	0.0%
#	Topcon Corp.	595,400	8,886,823	0.3%
	Torex Semiconductor, Ltd.	23,000	280,420	0.0%
	Tose Co., Ltd.	22,100	168,824	0.0%
#*	Toshiba TEC Corp.	806,000	3,592,206	0.1%
	Toukei Computer Co., Ltd.	22,710	448,540	0.0%
	Towa Corp.	131,400	1,512,065	0.1%
	Toyo Corp.	141,000	1,355,831	0.1%
	Transcosmos, Inc.	154,000	3,896,353	0.1%
#	Tri Chemical Laboratories, Inc.	29,200	652,804	0.0%
	UKC Holdings Corp.	72,600	1,214,810	0.0%

26

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Information Technology — (Continued)
	Ulvac, Inc.	252,600	$7,975,585	0.3%
*	Uniden Holdings Corp.	376,000	547,570	0.0%
	UNIRITA, Inc.	3,500	54,911	0.0%
#*	UT Group Co., Ltd.	189,500	1,154,203	0.0%
#	V Technology Co., Ltd.	26,300	3,132,075	0.1%
#*	V-Cube, Inc.	67,700	524,980	0.0%
#	VeriServe Corp.	11,700	365,292	0.0%
#	Vitec Holdings Co., Ltd.	45,100	475,700	0.0%
#	Voyage Group, Inc.	33,500	296,037	0.0%
#	Wacom Co., Ltd.	920,300	2,777,103	0.1%
	Wellnet Corp.	80,700	1,009,877	0.0%
#	Y A C Co., Ltd.	48,900	609,207	0.0%
#	Yamaichi Electronics Co., Ltd.	146,000	1,157,432	0.0%
	Yashima Denki Co., Ltd.	25,600	141,101	0.0%
	Yokowo Co., Ltd.	86,200	584,287	0.0%
*	Zappallas, Inc.	55,900	198,627	0.0%
	Zuken, Inc.	81,600	835,291	0.0%
Total Information Technology			406,496,684	13.0%

Materials — (11.6%)
	Achilles Corp.	91,900	1,321,329	0.0%
	ADEKA Corp.	544,000	8,223,372	0.3%
	Agro-Kanesho Co., Ltd.	59,500	640,087	0.0%
	Aichi Steel Corp.	65,400	3,149,010	0.1%
	Alconix Corp.	57,200	755,929	0.0%
	Arakawa Chemical Industries, Ltd.	89,500	1,328,665	0.0%
	Araya Industrial Co., Ltd.	268,000	377,168	0.0%
	Asahi Holdings, Inc.	178,650	3,217,337	0.1%
	Asahi Printing Co., Ltd.	800	18,244	0.0%
	Asahi Yukizai Corp.	412,000	804,698	0.0%
	Asia Pile Holdings Corp.	26,300	109,561	0.0%
	C Uyemura & Co., Ltd.	23,100	1,075,249	0.0%
	Carlit Holdings Co., Ltd.	74,100	376,186	0.0%
#	Chuetsu Pulp & Paper Co., Ltd.	552,000	1,206,051	0.0%
#*	Chugai Mining Co., Ltd.	1,012,400	270,202	0.0%
	Chugoku Marine Paints, Ltd.	347,000	2,525,255	0.1%
#	Dai Nippon Toryo Co., Ltd.	740,000	1,583,203	0.1%
#	Daido Steel Co., Ltd.	1,685,000	7,152,796	0.2%
#	Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	17,600	577,992	0.0%
	Daiken Corp.	84,200	1,747,382	0.1%
	Daiki Aluminium Industry Co., Ltd.	157,000	644,285	0.0%
	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	408,000	2,174,342	0.1%
#	Daio Paper Corp.	497,300	5,969,036	0.2%
	Denka Co., Ltd.	1,949,000	8,841,805	0.3%
#	DKS Co., Ltd.	247,000	808,545	0.0%
	Dowa Holdings Co., Ltd.	1,464,000	10,872,844	0.4%
	Dynapac Co., Ltd.	25,000	59,559	0.0%
	FP Corp.	148,000	7,971,867	0.3%
	Fuji Seal International, Inc.	132,100	5,444,937	0.2%
	Fujikura Kasei Co., Ltd.	145,500	875,747	0.0%
	Fujimi, Inc.	103,500	1,610,002	0.1%
	Fujimori Kogyo Co., Ltd.	81,400	2,022,345	0.1%

27

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
	Fumakilla, Ltd.	94,000	$596,173	0.0%
	Fuso Chemical Co., Ltd.	80,400	1,714,827	0.1%
#	Geostr Corp.	20,600	178,061	0.0%
	Godo Steel, Ltd.	87,400	1,525,342	0.1%
	Gun-Ei Chemical Industry Co., Ltd.	28,600	822,521	0.0%
	Harima Chemicals Group, Inc.	73,300	453,126	0.0%
#	Hodogaya Chemical Co., Ltd.	37,000	1,035,614	0.0%
	Hokkan Holdings, Ltd.	275,000	978,896	0.0%
	Hokko Chemical Industry Co., Ltd.	104,000	352,321	0.0%
	Hokuetsu Kishu Paper Co., Ltd.	857,799	5,365,813	0.2%
	Honshu Chemical Industry Co., Ltd.	14,000	95,710	0.0%
#	Ihara Chemical Industry Co., Ltd.	199,100	1,699,417	0.1%
	Ise Chemicals Corp.	81,000	353,453	0.0%
*	Ishihara Sangyo Kaisha, Ltd.	191,150	1,450,176	0.1%
#	Ishizuka Glass Co., Ltd.	119,000	225,459	0.0%
	JCU Corp.	29,600	1,200,215	0.0%
	JSP Corp.	75,800	1,811,015	0.1%
#	Kanto Denka Kogyo Co., Ltd.	255,000	2,139,256	0.1%
	Katakura & Co-op Agri Corp.	39,000	79,819	0.0%
	Kawakin Holdings Co., Ltd.	11,000	28,973	0.0%
	Kimoto Co., Ltd.	228,000	588,467	0.0%
	Koatsu Gas Kogyo Co., Ltd.	158,493	1,060,080	0.0%
#	Kogi Corp.	55,000	128,025	0.0%
	Kohsoku Corp.	60,200	602,359	0.0%
	Konishi Co., Ltd.	193,600	2,300,557	0.1%
	Krosaki Harima Corp.	275,000	834,483	0.0%
	Kureha Corp.	87,650	3,351,950	0.1%
	Kurimoto, Ltd.	61,500	1,146,925	0.0%
	Kuriyama Holdings Corp.	1,000	13,908	0.0%
	Kyoei Steel, Ltd.	106,200	2,022,966	0.1%
	Kyowa Leather Cloth Co., Ltd.	47,700	346,066	0.0%
	Lintec Corp.	286,700	6,244,596	0.2%
#	MEC Co., Ltd.	109,500	1,083,714	0.0%
	Mitani Sekisan Co., Ltd.	31,700	791,760	0.0%
*	Mitsubishi Paper Mills, Ltd.	167,900	1,102,640	0.0%
	Mitsubishi Steel Manufacturing Co., Ltd.	849,000	1,525,490	0.1%
	Mitsui Mining & Smelting Co., Ltd.	3,627,000	8,080,917	0.3%
#	MORESCO Corp.	41,300	552,068	0.0%
	Mory Industries, Inc.	30,400	567,497	0.0%
*	Nakayama Steel Works, Ltd.	84,500	537,698	0.0%
	Neturen Co., Ltd.	177,600	1,439,549	0.1%
#*	New Japan Chemical Co., Ltd.	182,300	284,379	0.0%
#	Nicca Chemical Co., Ltd.	1,400	11,799	0.0%
	Nichia Steel Works, Ltd.	164,900	380,834	0.0%
	Nihon Kagaku Sangyo Co., Ltd.	71,000	516,627	0.0%
#	Nihon Nohyaku Co., Ltd.	263,300	1,437,872	0.1%
	Nihon Parkerizing Co., Ltd.	553,500	7,626,659	0.3%
	Nihon Yamamura Glass Co., Ltd.	503,000	919,485	0.0%
	Nippon Carbide Industries Co., Inc.	434,000	577,696	0.0%
	Nippon Chemical Industrial Co., Ltd.	477,000	1,220,368	0.0%
#	Nippon Concrete Industries Co., Ltd.	253,600	914,747	0.0%
	Nippon Denko Co., Ltd.	673,414	1,250,124	0.0%

28

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
	Nippon Fine Chemical Co., Ltd.	81,000	$610,569	0.0%
#	Nippon Kasei Chemical Co., Ltd.	192,000	265,093	0.0%
	Nippon Kayaku Co., Ltd.	683,000	7,870,216	0.3%
#*	Nippon Kinzoku Co., Ltd.	29,300	308,584	0.0%
#	Nippon Koshuha Steel Co., Ltd.	460,000	337,469	0.0%
	Nippon Light Metal Holdings Co., Ltd.	3,065,900	6,981,075	0.2%
#	Nippon Paper Industries Co., Ltd.	290,600	5,439,073	0.2%
	Nippon Pillar Packing Co., Ltd.	116,800	1,199,521	0.0%
#	Nippon Soda Co., Ltd.	827,000	3,666,072	0.1%
#	Nippon Valqua Industries, Ltd.	97,799	1,325,260	0.0%
	Nippon Yakin Kogyo Co., Ltd.	831,300	1,218,307	0.0%
#	Nisshin Steel Co., Ltd.	582,592	7,749,715	0.3%
#	Nitta Gelatin, Inc.	77,400	537,917	0.0%
	Nittetsu Mining Co., Ltd.	34,400	1,435,342	0.1%
#	Nitto FC Co., Ltd.	68,500	553,077	0.0%
	NOF Corp.	870,000	9,456,776	0.3%
#	Okamoto Industries, Inc.	405,000	4,383,360	0.1%
	Okura Industrial Co., Ltd.	284,000	1,132,810	0.0%
	Osaka Organic Chemical Industry, Ltd.	69,700	545,381	0.0%
	Osaka Soda Co., Ltd.	424,000	1,812,724	0.1%
	Osaka Steel Co., Ltd.	83,300	1,561,787	0.1%
#	OSAKA Titanium Technologies Co., Ltd.	88,100	1,180,723	0.0%
#*	Pacific Metals Co., Ltd.	941,000	2,831,857	0.1%
	Pack Corp. (The)	80,200	2,175,846	0.1%
#*	Rasa Industries, Ltd.	480,000	611,825	0.0%
	Rengo Co., Ltd.	1,261,000	7,908,112	0.3%
	Riken Technos Corp.	212,600	1,112,782	0.0%
	Sakai Chemical Industry Co., Ltd.	570,000	2,033,415	0.1%
	Sakata INX Corp.	252,400	3,304,484	0.1%
	Sanyo Chemical Industries, Ltd.	69,800	3,155,997	0.1%
	Sanyo Special Steel Co., Ltd.	650,300	3,333,625	0.1%
	Sekisui Plastics Co., Ltd.	134,000	988,263	0.0%
	Shikoku Chemicals Corp.	225,000	2,155,855	0.1%
	Shin-Etsu Polymer Co., Ltd.	258,500	1,728,345	0.1%
	Shinagawa Refractories Co., Ltd.	264,000	562,823	0.0%
#	Shinko Wire Co., Ltd.	184,000	238,462	0.0%
	Showa Denko KK	845,099	11,166,525	0.4%
	Stella Chemifa Corp.	61,800	2,171,002	0.1%
	Sumitomo Bakelite Co., Ltd.	1,163,000	6,315,900	0.2%
	Sumitomo Osaka Cement Co., Ltd.	2,493,000	10,325,300	0.3%
	Sumitomo Seika Chemicals Co., Ltd.	55,800	2,086,287	0.1%
	T Hasegawa Co., Ltd.	132,000	2,330,737	0.1%
#	T&K Toka Co., Ltd.	78,800	746,496	0.0%
	Taisei Lamick Co., Ltd.	29,600	850,031	0.0%
	Taiyo Holdings Co., Ltd.	104,900	3,932,191	0.1%
	Takasago International Corp.	87,200	2,337,661	0.1%
	Takiron Co., Ltd.	295,000	1,388,747	0.1%
#*	Tanaka Chemical Corp.	62,500	514,838	0.0%
	Tayca Corp.	173,000	917,206	0.0%
	Tenma Corp.	79,600	1,378,700	0.1%
	Toagosei Co., Ltd.	658,000	7,323,852	0.2%
#	Toda Kogyo Corp.	239,000	684,026	0.0%

29

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
#	Toho Titanium Co., Ltd.	183,700	$1,225,068	0.0%
#	Toho Zinc Co., Ltd.	800,000	2,791,657	0.1%
	Tokai Carbon Co., Ltd.	1,289,000	3,919,732	0.1%
	Tokushu Tokai Paper Co., Ltd.	57,258	1,951,303	0.1%
#*	Tokuyama Corp.	2,159,000	9,231,383	0.3%
	Tokyo Ohka Kogyo Co., Ltd.	220,600	7,832,975	0.3%
	Tokyo Rope Manufacturing Co., Ltd.	84,800	1,397,338	0.1%
	Tokyo Steel Manufacturing Co., Ltd.	652,000	4,522,415	0.2%
	Tokyo Tekko Co., Ltd.	251,000	1,092,452	0.0%
#	Tomoegawa Co., Ltd.	125,000	310,546	0.0%
#	Tomoku Co., Ltd.	339,000	984,235	0.0%
	Topy Industries, Ltd.	114,200	2,648,281	0.1%
	Toyo Ink SC Holdings Co., Ltd.	1,157,000	5,379,278	0.2%
	Toyo Kohan Co., Ltd.	286,000	855,980	0.0%
	Toyobo Co., Ltd.	5,688,000	9,310,397	0.3%
	TYK Corp.	138,000	232,638	0.0%
#	UACJ Corp.	1,486,415	4,830,746	0.2%
	Ube Industries, Ltd.	6,661,000	13,745,559	0.4%
#	W-Scope Corp.	148,900	2,664,089	0.1%
	Wood One Co., Ltd.	164,000	423,638	0.0%
	Yamato Kogyo Co., Ltd.	184,900	5,205,807	0.2%
	Yodogawa Steel Works, Ltd.	144,700	3,950,699	0.1%
	Yotai Refractories Co., Ltd.	8,000	23,841	0.0%
	Yuki Gosei Kogyo Co., Ltd.	64,000	137,728	0.0%
	Yushiro Chemical Industry Co., Ltd.	61,400	847,605	0.0%
#	Zeon Corp.	770,000	7,034,012	0.2%
Total Materials			394,054,965	12.6%

Real Estate — (1.8%)
	AD Works Co., Ltd.	540,900	201,294	0.0%
	Airport Facilities Co., Ltd.	132,770	724,114	0.0%
	Anabuki Kosan, Inc.	22,000	52,553	0.0%
	Aoyama Zaisan Networks Co., Ltd.	3,800	23,782	0.0%
#	Apamanshop Holdings Co., Ltd.	40,900	331,137	0.0%
#	Ardepro Co., Ltd.	872,800	905,161	0.0%
#*	Ascot Corp.	42,600	181,095	0.0%
	Daibiru Corp.	303,600	2,637,308	0.1%
	Daikyo, Inc.	1,904,000	4,086,067	0.1%
	Dear Life Co., Ltd.	3,300	10,774	0.0%
	Goldcrest Co., Ltd.	101,790	1,849,434	0.1%
	Grandy House Corp.	24,500	86,236	0.0%
	Heiwa Real Estate Co., Ltd.	236,600	3,366,821	0.1%
	Ichigo, Inc.	541,600	2,348,156	0.1%
#	Japan Property Management Center Co., Ltd.	75,300	1,005,630	0.0%
#	Kabuki-Za Co., Ltd.	36,000	1,714,059	0.1%
	Keihanshin Building Co., Ltd.	197,900	1,032,769	0.0%
	Kenedix, Inc.	1,201,100	5,050,045	0.2%
#	Land Business Co., Ltd.	59,500	152,539	0.0%
	Leopalace21 Corp.	1,960,700	12,748,059	0.4%
	Mugen Estate Co., Ltd.	66,300	481,773	0.0%
	Nisshin Fudosan Co.	186,100	705,824	0.0%
	Open House Co., Ltd.	164,300	3,470,605	0.1%

30

The Japanese Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Real Estate — (Continued)
*	Properst Co., Ltd.	26,600	$59,394	0.0%
#	Raysum Co., Ltd.	78,500	513,137	0.0%
#	SAMTY Co., Ltd.	76,900	799,788	0.0%
	Sankyo Frontier Co., Ltd.	10,000	88,334	0.0%
#	Shinoken Group Co., Ltd.	76,100	1,377,679	0.1%
	Star Mica Co., Ltd.	28,200	475,167	0.0%
*	Striders Corp.	103,000	77,511	0.0%
	Sumitomo Real Estate Sales Co., Ltd.	106,460	2,406,183	0.1%
	Sun Frontier Fudousan Co., Ltd.	163,300	1,556,685	0.1%
#	Takara Leben Co., Ltd.	552,800	3,749,838	0.1%
#	TOC Co., Ltd.	342,950	3,098,690	0.1%
#	Tokyo Rakutenchi Co., Ltd.	207,000	992,760	0.0%
#	Tokyo Theatres Co., Inc.	468,000	539,730	0.0%
	Tosei Corp.	201,700	1,509,767	0.1%
#	Unizo Holdings Co., Ltd.	92,900	2,589,726	0.1%
	Urbanet Corp. Co., Ltd.	11,300	37,212	0.0%
Total Real Estate			63,036,836	2.0%

Telecommunication Services — (0.1%)
*	Broadmedia Corp.	257,200	237,144	0.0%
#	Freebit Co., Ltd.	13,000	110,367	0.0%
#	Okinawa Cellular Telephone Co.	43,600	1,362,992	0.1%
#	WirelessGate, Inc.	38,700	664,483	0.0%
Total Telecommunication Services			2,374,986	0.1%

Utilities — (0.7%)
	eRex Co., Ltd.	11,400	357,368	0.0%
	Hiroshima Gas Co., Ltd.	86,600	298,136	0.0%
	Hokkaido Electric Power Co., Inc.	1,082,100	8,229,493	0.3%
#	Hokkaido Gas Co., Ltd.	281,000	717,937	0.0%
	Hokuriku Gas Co., Ltd.	9,900	248,076	0.0%
	K&O Energy Group, Inc.	79,000	1,134,514	0.0%
#	Okinawa Electric Power Co., Inc. (The)	214,834	4,976,733	0.2%
	Saibu Gas Co., Ltd.	1,838,000	4,307,323	0.1%
	Shizuoka Gas Co., Ltd.	315,100	2,472,720	0.1%
	Toell Co., Ltd.	11,100	97,614	0.0%
	West Holdings Corp.	96,800	768,441	0.0%
Total Utilities			23,608,355	0.7%
TOTAL COMMON STOCKS			3,107,990,602	99.2%
TOTAL INVESTMENT SECURITIES			3,107,990,602

			Value†
SECURITIES LENDING COLLATERAL — (8.3%)
§@	DFA Short Term Investment Fund	24,279,430	280,961,564	9.0%
TOTAL INVESTMENTS — (100.0%) (Cost $2,964,543,542)			$3,388,952,166	108.2%

31

The Japanese Small Company Series
continued

Summary of the Series' investments as of October 31, 2016, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$796,842	$603,016,800	—	$603,813,642
Consumer Staples	—	262,740,154	—	262,740,154
Energy	—	32,552,672	—	32,552,672
Financials	4,973,609	288,567,939	—	293,541,548
Health Care	—	138,116,924	—	138,116,924
Industrials	—	887,653,836	—	887,653,836
Information Technology	—	406,496,684	—	406,496,684
Materials	—	394,054,965	—	394,054,965
Real Estate	—	63,036,836	—	63,036,836
Telecommunication Services	—	2,374,986	—	2,374,986
Utilities	—	23,608,355	—	23,608,355
Securities Lending Collateral	—	280,961,564	—	280,961,564
TOTAL	$5,770,451	$3,383,181,715	—	$3,388,952,166

32

THE ASIA PACIFIC SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2016

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (85.5%)
AUSTRALIA — (44.3%)
*	AAT Corp., Ltd.	99	$—	0.0%
#*	Acrux, Ltd.	660,428	170,903	0.0%
	Adacel Technologies, Ltd.	15,787	32,569	0.0%
	Adelaide Brighton, Ltd.	3,668,074	14,902,982	1.0%
*	AED Oil, Ltd.	363,401	—	0.0%
#	Ainsworth Game Technology, Ltd.	801,969	1,087,761	0.1%
*	Alkane Resources, Ltd.	1,463,658	611,890	0.0%
	ALS, Ltd.	1,315,878	6,217,566	0.4%
#	Altium, Ltd.	222,654	1,325,462	0.1%
*	Altona Mining, Ltd.	1,108,169	104,943	0.0%
#	Alumina, Ltd.	9,800,265	11,778,711	0.8%
#	AMA Group, Ltd.	178,973	141,568	0.0%
	Amaysim Australia, Ltd.	49,833	81,710	0.0%
	Ansell, Ltd.	563,728	9,287,434	0.6%
*	Antares Energy, Ltd.	199,346	5,004	0.0%
	AP Eagers, Ltd.	234,655	1,748,541	0.1%
*	APN News & Media, Ltd.	1,801,612	3,664,359	0.2%
#	APN Outdoor Group, Ltd.	279,468	1,007,856	0.1%
	APN Property Group Ltd.	26,661	8,720	0.0%
	Appen, Ltd.	8,183	18,700	0.0%
#	ARB Corp., Ltd.	478,040	6,191,170	0.4%
	Ardent Leisure Group	515,447	789,299	0.1%
#*	Arrium, Ltd.	17,951,296	96	0.0%
#	Asaleo Care, Ltd.	654,096	724,723	0.1%
*	ASG Group, Ltd.	987,461	1,199,189	0.1%
*	Atlas Iron, Ltd.	2,098,007	20,790	0.0%
	AUB Group, Ltd.	261,159	1,967,765	0.1%
*	Ausdrill, Ltd.	1,723,145	1,730,561	0.1%
#	Austal, Ltd.	1,169,983	1,363,878	0.1%
#*	Australian Agricultural Co., Ltd.	2,459,529	3,259,542	0.2%
	Australian Pharmaceutical Industries, Ltd.	2,403,274	3,464,262	0.2%
	Australian Vintage, Ltd.	3,979,004	1,467,088	0.1%
#	Auswide Bank, Ltd.	94,385	378,674	0.0%
	Automotive Holdings Group, Ltd.	1,700,314	5,226,331	0.3%
*	Avanco Resources, Ltd.	2,444,368	103,860	0.0%
	Aveo Group	829,088	2,023,322	0.1%
	AVJennings, Ltd.	7,051,385	3,053,439	0.2%
*	AWE, Ltd.	3,530,096	1,445,689	0.1%
	Bank of Queensland, Ltd.	889,655	7,059,496	0.5%
	Bapcor, Ltd.	595,218	2,320,731	0.2%
	Beach Energy, Ltd.	13,573,519	7,388,300	0.5%
#*	Beadell Resources, Ltd.	5,672,449	2,018,149	0.1%
#	Bega Cheese, Ltd.	540,445	2,024,049	0.1%
#	Bellamy's Australia, Ltd.	270,885	2,339,187	0.2%
#	Bendigo & Adelaide Bank, Ltd.	1,000,124	8,445,910	0.5%
	BigAir Group, Ltd.	23,037	18,035	0.0%
#*	Billabong International, Ltd.	756,968	694,596	0.0%
#	Blackmores, Ltd.	81,784	6,954,314	0.5%
#	Blue Sky Alternative Investments, Ltd.	30,533	168,789	0.0%
	BlueScope Steel, Ltd.	2,354,984	13,971,247	0.9%
*	Boart Longyear, Ltd.	2,658,836	282,823	0.0%

1

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
*	Boom Logistics, Ltd.	166,262	$14,520	0.0%
	Boral, Ltd.	2,174,013	10,386,960	0.7%
#*	Bradken, Ltd.	1,242,062	3,036,382	0.2%
#	Breville Group, Ltd.	786,318	5,529,725	0.4%
	Brickworks, Ltd.	228,958	2,346,349	0.2%
#	BT Investment Management, Ltd.	602,567	4,223,745	0.3%
#*	Buccaneer Energy, Ltd.	3,283,586	—	0.0%
#*	Buru Energy, Ltd.	316,943	49,197	0.0%
#	Cabcharge Australia, Ltd.	863,423	2,360,251	0.2%
	Capilano Honey, Ltd.	4,776	66,017	0.0%
	Capitol Health, Ltd.	164,543	15,625	0.0%
*	Capral, Ltd.	58,499	7,567	0.0%
#	Cardno, Ltd.	1,615,947	1,134,845	0.1%
*	Carnarvon Petroleum, Ltd.	5,095,141	464,802	0.0%
*	Carnegie Wave Energy, Ltd.	563,165	17,642	0.0%
	carsales.com, Ltd.	1,702,940	13,782,286	0.9%
#	Cash Converters International, Ltd.	2,406,480	585,751	0.0%
*	CDS Technologies, Ltd.	13,276	—	0.0%
	Cedar Woods Properties, Ltd.	323,002	1,103,216	0.1%
	Challenger, Ltd.	89,734	732,545	0.1%
	Cleanaway Waste Management, Ltd.	10,357,050	9,119,140	0.6%
#*	Clinuvel Pharmaceuticals, Ltd.	44,995	288,855	0.0%
	Codan, Ltd.	415,622	480,938	0.0%
#	Collection House, Ltd.	2,175,227	2,204,679	0.1%
	Collins Foods, Ltd.	313,954	1,147,073	0.1%
*	Cooper Energy, Ltd.	719,967	180,035	0.0%
#	Corporate Travel Management, Ltd.	238,654	3,440,458	0.2%
	Costa Group Holdings, Ltd.	31,733	68,639	0.0%
#	Cover-More Group, Ltd.	353,468	382,280	0.0%
#	Credit Corp. Group, Ltd.	142,889	1,922,816	0.1%
#	CSG, Ltd.	1,003,475	976,471	0.1%
	CSR, Ltd.	3,350,138	9,302,355	0.6%
#*	CuDeco, Ltd.	387,893	126,880	0.0%
	Data#3, Ltd.	568,121	682,426	0.0%
#	Decmil Group, Ltd.	867,988	729,319	0.1%
*	Devine, Ltd.	224,413	76,672	0.0%
	Dicker Data, Ltd.	12,339	20,929	0.0%
#	Domino's Pizza Enterprises, Ltd.	31,520	1,535,526	0.1%
	Donaco International, Ltd.	28,566	9,445	0.0%
#	Downer EDI, Ltd.	2,910,872	12,865,733	0.8%
#*	DSHE Holdings, Ltd.	91,564	—	0.0%
	DuluxGroup, Ltd.	3,101,823	15,169,738	1.0%
	DWS, Ltd.	395,621	369,947	0.0%
	Eclipx Group, Ltd.	110,873	324,264	0.0%
#*	Elders, Ltd.	445,211	1,313,278	0.1%
*	Emeco Holdings, Ltd.	1,417,146	74,967	0.0%
#*	Energy Resources of Australia, Ltd.	1,156,799	300,038	0.0%
#*	Energy World Corp., Ltd.	4,185,404	698,744	0.0%
*	Enero Group, Ltd.	12,387	10,877	0.0%
#	EQT Holdings, Ltd.	22,542	304,354	0.0%
#	ERM Power, Ltd.	783,474	669,794	0.0%
#	Estia Health, Ltd.	151,160	307,963	0.0%

2

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
	Euroz, Ltd.	101,762	$79,229	0.0%
	Event Hospitality and Entertainment, Ltd.	490,531	5,217,970	0.3%
	Evolution Mining, Ltd.	4,976,497	8,775,916	0.6%
	Fairfax Media, Ltd.	15,303,894	9,586,076	0.6%
	Fantastic Holdings, Ltd.	326,291	856,726	0.1%
*	FAR, Ltd.	1,273,819	70,372	0.0%
	Finbar Group, Ltd.	154,390	101,995	0.0%
#*	Fleetwood Corp., Ltd.	394,575	600,723	0.0%
#	FlexiGroup, Ltd.	990,564	1,691,583	0.1%
#	Flight Centre Travel Group, Ltd.	160,356	4,120,087	0.3%
#	G8 Education, Ltd.	1,328,509	3,187,209	0.2%
	Gateway Lifestyle	73,155	128,685	0.0%
	Gazal Corp., Ltd.	22,520	39,407	0.0%
#	GBST Holdings, Ltd.	27,274	79,069	0.0%
#	Genworth Mortgage Insurance Australia, Ltd.	200,049	465,002	0.0%
	Global Construction Services, Ltd.	4,832	1,800	0.0%
	GrainCorp, Ltd. Class A	1,251,687	7,981,659	0.5%
	Grange Resources, Ltd.	1,724,297	150,269	0.0%
#	Greencross, Ltd.	165,592	877,609	0.1%
#	GUD Holdings, Ltd.	873,341	6,299,557	0.4%
	GWA Group, Ltd.	1,958,668	4,245,629	0.3%
	Hansen Technologies, Ltd.	172,165	538,011	0.0%
	Harvey Norman Holdings, Ltd.	345,901	1,324,649	0.1%
	Healthscope, Ltd.	1,336,318	2,241,649	0.1%
	HFA Holdings, Ltd.	310,766	540,510	0.0%
*	Hills, Ltd.	1,277,876	620,794	0.0%
*	Horizon Oil, Ltd.	6,180,869	177,789	0.0%
*	IDM International, Ltd.	23,969	—	0.0%
	Iluka Resources, Ltd.	1,303,029	5,712,629	0.4%
#*	Imdex, Ltd.	1,586,552	724,763	0.1%
#	IMF Bentham, Ltd.	762,337	1,063,325	0.1%
#	Independence Group NL	2,023,025	6,587,374	0.4%
#*	Infigen Energy	2,288,359	1,748,269	0.1%
	Infomedia, Ltd.	2,051,811	1,184,847	0.1%
	Integrated Research, Ltd.	333,274	584,890	0.0%
#	InvoCare, Ltd.	905,619	8,985,727	0.6%
#	IOOF Holdings, Ltd.	1,900,338	11,830,056	0.8%
#	IRESS, Ltd.	1,123,183	9,672,022	0.6%
#	iSelect, Ltd.	120,341	166,520	0.0%
	iSentia Group, Ltd.	251,335	671,636	0.0%
#	Japara Healthcare, Ltd.	138,635	197,949	0.0%
	JB Hi-Fi, Ltd.	962,791	20,754,808	1.3%
*	Jupiter Mines, Ltd.	405,443	11,350	0.0%
	K&S Corp., Ltd.	265,983	287,557	0.0%
#*	Karoon Gas Australia, Ltd.	738,066	1,282,328	0.1%
#*	Kingsgate Consolidated, Ltd.	1,717,937	265,588	0.0%
*	Kingsrose Mining, Ltd.	937,248	96,488	0.0%
*	Lednium, Ltd.	195,019	—	0.0%
#*	Lynas Corp., Ltd.	3,390,978	144,045	0.0%
	MACA, Ltd.	700,787	938,400	0.1%
*	Macmahon Holdings, Ltd.	6,881,875	484,953	0.0%
	Macquarie Atlas Roads Group	565,764	2,026,746	0.1%

3

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
	Magellan Financial Group, Ltd.	493,135	$7,963,587	0.5%
#	Mantra Group, Ltd.	664,270	1,658,540	0.1%
	MaxiTRANS Industries, Ltd.	915,613	441,834	0.0%
*	Mayne Pharma Group, Ltd.	6,419,629	7,988,937	0.5%
	McMillan Shakespeare, Ltd.	427,034	3,508,126	0.2%
	McPherson's, Ltd.	558,677	449,639	0.0%
*	Medusa Mining, Ltd.	1,263,898	617,122	0.0%
	Melbourne IT, Ltd.	441,811	655,459	0.0%
#*	Mesoblast, Ltd.	143,272	133,237	0.0%
#*	Metals X, Ltd.	1,642,001	1,728,445	0.1%
#*	Metcash, Ltd.	5,144,197	7,763,440	0.5%
#	Michael Hill International, Ltd.	1,490,263	1,796,117	0.1%
*	Millennium Minerals, Ltd.	45,061	10,147	0.0%
*	Mincor Resources NL	1,067,643	263,986	0.0%
	Mineral Resources, Ltd.	1,168,088	10,276,124	0.7%
#	MMA Offshore, Ltd.	2,189,075	507,294	0.0%
#	Monadelphous Group, Ltd.	792,858	5,602,891	0.4%
	Monash IVF Group, Ltd.	94,850	152,088	0.0%
	Money3 Corp., Ltd.	29,801	40,006	0.0%
*	Morning Star Gold NL	332,749	127	0.0%
	Mortgage Choice, Ltd.	680,426	1,158,310	0.1%
*	Mount Gibson Iron, Ltd.	4,617,886	1,146,951	0.1%
#	Myer Holdings, Ltd.	5,669,367	5,053,175	0.3%
	MyState, Ltd.	187,162	566,300	0.0%
	Navitas, Ltd.	1,459,890	5,805,439	0.4%
#*	Nearmap, Ltd.	597,080	362,451	0.0%
*	NetComm Wireless, Ltd.	36,441	62,734	0.0%
	New Hope Corp., Ltd.	212,522	303,349	0.0%
*	NEXTDC, Ltd.	42,329	118,270	0.0%
#	nib holdings, Ltd.	2,713,689	9,937,859	0.6%
#	Nick Scali, Ltd.	168,860	743,924	0.1%
#	Nine Entertainment Co. Holdings, Ltd.	404,429	263,818	0.0%
#	Northern Star Resources, Ltd.	4,806,957	15,547,800	1.0%
#*	NRW Holdings, Ltd.	2,147,851	872,916	0.1%
	Nufarm, Ltd.	1,280,776	8,597,852	0.6%
#	OFX Group, Ltd.	557,214	655,935	0.0%
	oOh!media, Ltd.	41,950	136,246	0.0%
#*	Orocobre, Ltd.	389,899	1,135,470	0.1%
	Orora, Ltd.	3,956,731	8,718,958	0.6%
#	OrotonGroup, Ltd.	131,885	240,707	0.0%
	OZ Minerals, Ltd.	2,198,276	11,231,748	0.7%
#	Pacific Current Group, Ltd.	30,242	85,075	0.0%
	Pact Group Holdings, Ltd.	252,760	1,259,993	0.1%
#*	Paladin Energy, Ltd.	9,564,569	1,016,927	0.1%
*	Panoramic Resources, Ltd.	1,781,726	313,189	0.0%
#	Peet, Ltd.	1,645,757	1,188,516	0.1%
*	Peninsula Energy, Ltd.	209,095	93,559	0.0%
#	Perpetual, Ltd.	356,426	12,238,862	0.8%
#*	Perseus Mining, Ltd.	3,800,711	1,786,565	0.1%
#	Platinum Asset Management, Ltd.	341,012	1,291,488	0.1%
*	Pluton Resources, Ltd.	20,710	—	0.0%
	PMP, Ltd.	2,327,074	1,523,279	0.1%
4

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
	Premier Investments, Ltd.	594,567	$6,398,480	0.4%
*	Prima Biomed, Ltd.	1,409,121	38,542	0.0%
	Primary Health Care, Ltd.	3,292,878	9,598,026	0.6%
	Prime Media Group, Ltd.	2,031,951	432,409	0.0%
	Pro Medicus, Ltd.	3,343	12,629	0.0%
#	Programmed Maintenance Services, Ltd.	1,671,122	1,821,321	0.1%
#	Qube Holdings, Ltd.	2,674,107	4,526,972	0.3%
*	Ramelius Resources, Ltd.	2,088,879	776,714	0.1%
#	RCG Corp., Ltd.	379,599	419,541	0.0%
	RCR Tomlinson, Ltd.	1,055,209	2,134,865	0.1%
	Reckon, Ltd.	363,914	437,023	0.0%
*	Red 5, Ltd.	9,022	795	0.0%
	Reece, Ltd.	231,441	7,735,134	0.5%
#	Regis Healthcare, Ltd.	304,237	909,723	0.1%
	Regis Resources, Ltd.	2,618,798	6,604,471	0.4%
	Reject Shop, Ltd. (The)	265,486	1,506,849	0.1%
#	Resolute Mining, Ltd.	4,897,793	5,785,513	0.4%
#	Retail Food Group, Ltd.	1,099,481	5,655,928	0.4%
	Ridley Corp., Ltd.	1,365,765	1,293,120	0.1%
*	RiverCity Motorway Group	1,563,354	—	0.0%
*	RungePincockMinarco, Ltd.	30,702	11,692	0.0%
	Ruralco Holdings, Ltd.	115,893	278,456	0.0%
	SAI Global, Ltd.	1,578,339	5,612,431	0.4%
*	Salmat, Ltd.(6571511)	645,788	228,825	0.0%
*	Salmat, Ltd.(BDQZDF5)	137,402	3,658	0.0%
	Sandfire Resources NL	623,462	2,459,285	0.2%
*	Saracen Mineral Holdings, Ltd.	6,350,203	5,486,985	0.4%
#	SeaLink Travel Group, Ltd.	30,221	98,068	0.0%
#	Select Harvests, Ltd.	532,021	2,472,574	0.2%
*	Senetas Corp., Ltd.	131,335	11,969	0.0%
#*	Senex Energy, Ltd.	6,438,932	1,233,316	0.1%
	Servcorp, Ltd.	319,070	1,924,858	0.1%
	Service Stream, Ltd.	1,778,827	1,471,989	0.1%
#	Seven Group Holdings, Ltd.	559,015	3,853,039	0.3%
	Seven West Media, Ltd.	7,785,820	4,012,024	0.3%
	SG Fleet Group, Ltd.	60,289	164,663	0.0%
	Shine Corporate, Ltd.	15,573	14,803	0.0%
	Sigma Pharmaceuticals, Ltd.	7,584,855	7,654,577	0.5%
#*	Silex Systems, Ltd.	511,695	132,244	0.0%
#	Silver Chef, Ltd.	104,797	845,349	0.1%
*	Silver Lake Resources, Ltd.	2,979,460	1,460,426	0.1%
#	Sims Metal Management, Ltd.	1,382,214	10,514,951	0.7%
	Sirtex Medical, Ltd.	413,240	8,746,855	0.6%
#	Slater & Gordon, Ltd.	2,016,208	557,560	0.0%
	SmartGroup Corp., Ltd.	30,161	136,937	0.0%
#	SMS Management & Technology, Ltd.	575,318	666,625	0.0%
	Southern Cross Media Group, Ltd.	3,965,374	4,328,839	0.3%
	Spark Infrastructure Group	11,913,246	20,084,154	1.3%
*	Specialty Fashion Group, Ltd.	786,397	313,702	0.0%
	SpeedCast International, Ltd.	47,531	144,201	0.0%
	Spotless Group Holdings, Ltd.	2,865,962	2,174,113	0.1%
#*	St Barbara, Ltd.	3,864,261	7,887,007	0.5%

5

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
AUSTRALIA — (Continued)
	Star Entertainment Grp, Ltd. (The)	4,207,608	$15,921,346	1.0%
	Steadfast Group, Ltd.	1,734,291	2,816,102	0.2%
*	Strike Energy, Ltd.	1,471,668	106,558	0.0%
#*	Sundance Energy Australia, Ltd.	5,557,953	731,492	0.1%
	Sunland Group, Ltd.	729,757	841,237	0.1%
#	Super Retail Group, Ltd.	1,280,749	9,521,373	0.6%
*	Syrah Resources, Ltd.	103,722	283,588	0.0%
#	Tabcorp Holdings, Ltd.	3,586,818	13,177,917	0.9%
	Tassal Group, Ltd.	918,653	2,685,812	0.2%
#	Technology One, Ltd.	1,645,166	7,025,779	0.5%
#*	Ten Network Holdings, Ltd.	1,309,458	1,028,773	0.1%
#	TFS Corp., Ltd.	2,029,504	2,160,559	0.1%
	Thorn Group, Ltd.	617,981	809,794	0.1%
*	Tiger Resources, Ltd.	9,447,997	143,684	0.0%
*	Toro Energy, Ltd.	70,156	2,133	0.0%
	Tox Free Solutions, Ltd.	1,156,521	2,065,678	0.1%
	Treasury Wine Estates, Ltd.	665,588	5,426,117	0.4%
*	Tribune Resources, Ltd.	3,093	15,048	0.0%
#*	Troy Resources, Ltd.	2,230,415	606,197	0.0%
#*	UGL, Ltd.	1,185,950	2,895,098	0.2%
#	Villa World, Ltd.	267,543	463,638	0.0%
#	Village Roadshow, Ltd.	831,506	3,214,775	0.2%
*	Virgin Australia Holdings, Ltd.()	7,648,897	—	0.0%
*	Virgin Australia Holdings, Ltd.(B43DQC7)	11,885,050	2,121,966	0.1%
	Virtus Health, Ltd.	194,550	1,029,578	0.1%
	Vita Group, Ltd.	100,413	312,065	0.0%
#	Vocus Communications, Ltd.	4,260,609	18,472,126	1.2%
#*	Watpac, Ltd.	760,701	516,810	0.0%
#	Webjet, Ltd.	594,951	4,942,328	0.3%
	Webster, Ltd.	23,507	21,799	0.0%
#*	Western Areas, Ltd.	1,821,505	3,416,443	0.2%
#*	Whitehaven Coal, Ltd.	4,143,411	9,528,724	0.6%
#*	WorleyParsons, Ltd.	550,059	3,515,410	0.2%
	WPP AUNZ, Ltd.	2,447,007	1,514,736	0.1%
TOTAL AUSTRALIA			800,100,009	51.4%

CHINA — (0.2%)
*	China Ludao Technology Co., Ltd.	464,000	110,071	0.0%
	Chu Kong Shipping Enterprise Group Co., Ltd.	92,000	25,333	0.0%
	Hua Hong Semiconductor, Ltd.	63,000	74,438	0.0%
	K Wah International Holdings, Ltd.	5,102,632	2,758,757	0.2%
*	Lifestyle China Group, Ltd.	1,649,000	463,196	0.0%
	SITC International Holdings Co., Ltd.	187,000	110,580	0.0%
*	United Photovoltaics Group, Ltd.	264,000	23,069	0.0%
TOTAL CHINA			3,565,444	0.2%

HONG KONG — (23.1%)
*	13 Holdings, Ltd. (The)	54,500	16,043	0.0%
*	650369903	214,000	49,668	0.0%
	Aeon Credit Service Asia Co., Ltd.	564,000	411,770	0.0%
	Aeon Stores Hong Kong Co., Ltd.	248,000	226,266	0.0%
	Agritrade Resources, Ltd.	3,065,000	493,214	0.0%

6

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	Alco Holdings, Ltd.	1,614,000	$624,969	0.1%
	Allan International Holdings	32,000	7,712	0.0%
	Allied Group, Ltd.	663,200	3,540,654	0.2%
	Allied Properties HK, Ltd.	11,945,857	2,525,699	0.2%
*	Anxian Yuan China Holdings, Ltd.	3,100,000	39,938	0.0%
*	Apac Resources, Ltd.	31,747,350	439,667	0.0%
*	Applied Development Holdings, Ltd.	4,795,000	456,530	0.0%
	APT Satellite Holdings, Ltd.	2,977,500	1,957,078	0.1%
	Arts Optical International Hldgs, Ltd.	730,000	288,069	0.0%
	Asia Financial Holdings, Ltd.	2,404,908	1,378,966	0.1%
*	Asia Satellite Telecommunications Holdings, Ltd.	934,500	1,265,598	0.1%
	Asia Standard Hotel Group, Ltd.	11,437,218	757,708	0.1%
	Asia Standard International Group, Ltd.	13,316,917	2,809,535	0.2%
	ASM Pacific Technology, Ltd.	400,200	3,855,760	0.3%
	Associated International Hotels, Ltd.	952,000	2,780,384	0.2%
*	Auto Italia Holdings	1,900,000	31,623	0.0%
*	BeijingWest Industries International, Ltd.	4,196,000	120,281	0.0%
*	Bel Global Resources Holdings, Ltd.	2,576,000	—	0.0%
	BEP International Holdings, Ltd.	19,310,000	1,267,323	0.1%
*	Bestway International Holdings, Ltd.	615,000	80,091	0.0%
	Bonjour Holdings, Ltd.	13,988,600	602,492	0.0%
	Bossini International Holdings, Ltd.	3,699,500	224,031	0.0%
	Bright Smart Securities & Commodities Group, Ltd.	5,126,000	2,172,341	0.1%
#	Brightoil Petroleum Holdings, Ltd.	5,393,000	1,550,394	0.1%
#*	Brockman Mining, Ltd.	22,810,814	301,987	0.0%
*	Burwill Holdings, Ltd.	30,384,960	873,889	0.1%
	Cafe de Coral Holdings, Ltd.	2,330,000	8,226,629	0.5%
*	Cash Financial Services Group, Ltd.	3,438,000	212,046	0.0%
*	CCT Land Holdings, Ltd.	480,000	803	0.0%
	Century City International Holdings, Ltd.	6,235,460	417,683	0.0%
*	CGN Mining Co., Ltd.	825,000	71,013	0.0%
*	Champion Technology Holdings, Ltd.	16,563,089	355,563	0.0%
	Chen Hsong Holdings	1,212,000	293,853	0.0%
	Cheuk Nang Holdings, Ltd.	631,045	471,063	0.0%
#	Chevalier International Holdings, Ltd.	820,989	1,298,892	0.1%
*	China Billion Resources, Ltd.	2,438,000	12,558	0.0%
*	China Chuanglian Education Group, Ltd.	4,664,000	103,729	0.0%
*	China Digicontent Co., Ltd.	2,710,000	—	0.0%
#*	China Energy Development Holdings, Ltd.	52,140,000	646,557	0.1%
*	China Environmental Energy Investment, Ltd.	196,000	14,405	0.0%
*	China Ever Grand Financial Leasing Group Co., Ltd.	810,000	10,736	0.0%
	China Flavors & Fragrances Co., Ltd.	517,028	184,245	0.0%
*	China Healthcare Enterprise Group, Ltd.	7,756,000	133,856	0.0%
	China LNG Group, Ltd.	3,720,000	108,644	0.0%
*	China Medical & Healthcare Group, Ltd.	42,916,800	2,455,807	0.2%
	China Metal International Holdings, Inc.	2,670,000	932,237	0.1%
#	China Motor Bus Co., Ltd.	50,600	560,423	0.0%
*	China National Culture Group, Ltd.	7,410,000	42,906	0.0%
#*	China Smarter Energy Group Holdings, Ltd.	2,174,000	243,638	0.0%
*	China Solar Energy Holdings, Ltd.	1,669,500	7,265	0.0%
*	China Star Entertainment, Ltd.	1,850,000	140,277	0.0%
#*	China Strategic Holdings, Ltd.	48,071,250	1,138,480	0.1%

7

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	China Ting Group Holdings, Ltd.	2,565,151	$138,830	0.0%
*	China Wah Yan Healthcare, Ltd.	11,685,000	96,381	0.0%
	Chinese Estates Holdings, Ltd.	35,500	64,240	0.0%
	Chinney Investments, Ltd.	1,144,000	262,711	0.0%
	Chong Hing Bank, Ltd.	68,000	133,625	0.0%
#	Chow Sang Sang Holdings International, Ltd.	2,306,000	4,071,349	0.3%
	Chuang's China Investments, Ltd.	6,971,407	475,993	0.0%
	Chuang's Consortium International, Ltd.	6,883,043	1,503,800	0.1%
*	Chun Sing Engineering Holdings, Ltd.	60,000	12,440	0.0%
	CITIC Telecom International Holdings, Ltd.	11,836,125	4,037,552	0.3%
#	CK Life Sciences International Holdings, Inc.	22,270,000	1,948,887	0.1%
	CNQC International Holdings, Ltd.	2,300,000	888,725	0.1%
	CNT Group, Ltd.	8,201,264	770,555	0.1%
*	Common Splendor International Health Industry Group, Ltd.	7,210,000	621,324	0.0%
*	Continental Holdings, Ltd.	450,000	8,500	0.0%
#	Convenience Retail Asia, Ltd.	142,000	75,783	0.0%
*	Convoy Financial Holdings, Ltd.	45,144,000	1,393,427	0.1%
#*	Cowell e Holdings, Inc.	1,529,000	469,951	0.0%
*	CP Lotus Corp.	11,880,000	191,258	0.0%
*	Crocodile Garments	1,263,000	141,490	0.0%
#	Cross-Harbour Holdings, Ltd. (The)	679,520	945,792	0.1%
	CSI Properties, Ltd.	37,036,383	1,332,346	0.1%
#	CW Group Holdings, Ltd.	2,624,000	539,842	0.0%
	Dah Sing Banking Group, Ltd.	3,751,916	6,775,868	0.4%
	Dah Sing Financial Holdings, Ltd.	1,408,144	9,551,504	0.6%
	Dan Form Holdings Co., Ltd.	4,377,260	1,529,212	0.1%
	Dickson Concepts International, Ltd.	1,252,000	453,709	0.0%
*	Dragonite International, Ltd.	56,000	8,288	0.0%
	Dynamic Holdings, Ltd.	18,000	11,375	0.0%
	Eagle Nice International Holdings, Ltd.	1,782,000	534,387	0.0%
	EcoGreen International Group, Ltd.	1,634,640	339,771	0.0%
*	EganaGoldpfeil Holdings, Ltd.	4,121,757	—	0.0%
	Emperor Capital Group, Ltd.	26,499,000	2,793,476	0.2%
	Emperor Entertainment Hotel, Ltd.	4,405,000	1,071,982	0.1%
	Emperor International Holdings, Ltd.	8,702,753	2,037,744	0.1%
*	Emperor Watch & Jewellery, Ltd.	26,130,000	1,042,441	0.1%
*	Enerchina Holdings, Ltd.	1,674,000	114,037	0.0%
*	ENM Holdings, Ltd.	14,680,000	859,489	0.1%
*	EPI Holdings, Ltd.	1,950,001	51,171	0.0%
#*	Esprit Holdings, Ltd.	14,507,050	11,964,200	0.8%
*	eSun Holdings, Ltd.	4,344,000	413,523	0.0%
*	Eternity Investment, Ltd.	830,000	19,130	0.0%
*	Ezcom Holdings, Ltd.	72,576	—	0.0%
#	Fairwood Holdings, Ltd.	703,600	3,264,749	0.2%
	Far East Consortium International, Ltd.	9,110,798	3,729,347	0.2%
*	Far East Holdings International, Ltd.	624,000	83,462	0.0%
	FIH Mobile, Ltd.	11,428,000	3,771,282	0.3%
	First Pacific Co., Ltd.	4,282,000	3,243,840	0.2%
	First Shanghai Investments, Ltd.	4,312,000	763,662	0.1%
	Fountain SET Holdings, Ltd.	5,388,000	707,472	0.1%
	Four Seas Mercantile Holdings, Ltd.	610,000	313,985	0.0%
*	Freeman Financial Corp., Ltd.	1,820,000	126,472	0.0%

8

The Asia Pacific Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
	Future Bright Holdings, Ltd.	3,288,000	$373,349	0.0%
	G-Resources Group, Ltd.	167,529,600	2,965,204	0.2%
#*	GCL New Energy Holdings, Ltd.	19,760,000	1,168,998	0.1%
#	Get Nice Financial Group, Ltd.	966,600	131,852	0.0%
#	Get Nice Holdings, Ltd.	40,426,000	1,404,833	0.1%
	Giordano International, Ltd.	10,656,000	5,645,441	0.4%
#*	Global Brands Group Holding, Ltd.	28,346,000	3,210,630	0.2%
	Glorious Sun Enterprises, Ltd.	4,240,000	567,685	0.0%
	Gold Peak Industries Holdings, Ltd.	3,029,642	304,116	0.0%
	Golden Resources Development International, Ltd.	3,330,500	201,613	0.0%
#*	Good Resources Holdings, Ltd.	3,230,000	166,187	0.0%
*	Grande Holdings, Ltd. (The)	882,000	40,360	0.0%
	Great Eagle Holdings, Ltd.	449,467	1,993,800	0.1%
	Guangnan Holdings, Ltd.	2,363,600	273,913	0.0%
	Guoco Group, Ltd.	2,000	22,453	0.0%
#	Guotai Junan International Holdings, Ltd.	22,013,797	8,406,293	0.6%
#	Haitong International Securities Group, Ltd.	9,802,191	6,271,317	0.4%
	Hanison Construction Holdings, Ltd.	2,103,649	371,044	0.0%
*	Hanny Holdings, Ltd.	185,000	10,376	0.0%
*	Hao Tian Development Group, Ltd.	16,639,200	824,980	0.1%
	Harbour Centre Development, Ltd.	935,500	1,693,908	0.1%
	High Fashion International, Ltd.	268,000	73,095	0.0%
	HKBN, Ltd.	1,623,000	1,915,894	0.1%
*	HKR International, Ltd.	5,927,136	2,848,322	0.2%
	Hon Kwok Land Investment Co., Ltd.	314,800	122,092	0.0%
	Hong Kong Aircraft Engineering Co., Ltd.	108,000	769,412	0.1%
*	Hong Kong Building & Loan Agency, Ltd. (The)	200,000	7,207	0.0%
	Hong Kong Ferry Holdings Co., Ltd.	855,300	1,004,601	0.1%
	Hong Kong Shanghai Alliance Holdings, Ltd.	1,248,002	135,221	0.0%
*	Hong Kong Television Network, Ltd.	2,559,751	461,555	0.0%
*	HongDa Financial Holding, Ltd.	1,290,000	63,202	0.0%
#	Hongkong & Shanghai Hotels, Ltd. (The)	1,501,112	1,696,401	0.1%
	Hongkong Chinese, Ltd.	5,038,000	922,045	0.1%
	Hop Hing Group Holdings, Ltd.	1,812,000	27,770	0.0%
	Hopewell Holdings, Ltd.	3,184,000	11,148,424	0.7%
#*	Hsin Chong Group Holding, Ltd.	10,517,658	466,674	0.0%
	Hung Hing Printing Group, Ltd.	2,628,000	328,582	0.0%
	Hutchison Telecommunications Hong Kong Holdings, Ltd.	11,810,000	3,803,520	0.3%
*	I-CABLE Communications, Ltd.	4,324,000	461,685	0.0%
#	IGG, Inc.	4,920,000	3,586,309	0.2%
#*	Imagi International Holdings, Ltd.	17,138,400	485,730	0.0%
*	International Standard Resources Holdings, Ltd.	30,641,500	505,104	0.0%
*	iOne Holdings, Ltd.	11,400,000	293,207	0.0%
	IPE Group, Ltd.	3,345,000	728,245	0.1%
*	IRC, Ltd.	10,590,266	243,680	0.0%
	IT, Ltd.	4,144,532	1,525,950	0.1%
	ITC Corp., Ltd.	1,095,150	91,754	0.0%
	ITC Properties Group, Ltd.	4,859,749	1,813,356	0.1%
*	Jinhui Holdings Co., Ltd.	102,000	11,848	0.0%
	Johnson Electric Holdings, Ltd.	2,112,750	5,106,592	0.3%
	Kader Holdings Co., Ltd.	92,000	8,529	0.0%
	Kam Hing International Holdings, Ltd.	1,830,000	122,710	0.0%

9

The Asia Pacific Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
*	Kantone Holdings, Ltd.	919,364	$99,698	0.0%
	Karrie International Holdings, Ltd.	138,000	12,247	0.0%
	Keck Seng Investments	878,600	655,580	0.1%
	Kerry Logistics Network, Ltd.	1,825,500	2,423,219	0.2%
*	King Pacific International Holdings, Ltd.	1,404,200	—	0.0%
	Kingmaker Footwear Holdings, Ltd.	1,830,955	447,667	0.0%
#	Kingston Financial Group, Ltd.	9,219,000	3,827,066	0.3%
*	Kong Sun Holdings, Ltd.	175,000	6,600	0.0%
	Kowloon Development Co., Ltd.	2,541,000	2,543,372	0.2%
*	Kwan On Holdings, Ltd.	1,510,000	404,251	0.0%
	Kwoon Chung Bus Holdings, Ltd.	20,000	10,220	0.0%
	L'Occitane International SA	435,500	902,435	0.1%
*	L'sea Resources International Holdings, Ltd.	5,480,000	104,992	0.0%
	Lai Sun Development Co., Ltd.	86,932,466	1,766,863	0.1%
	Lai Sun Garment International, Ltd.	3,321,680	659,793	0.1%
	Lam Soon Hong Kong, Ltd.	302,310	335,451	0.0%
*	Landing International Development, Ltd.	22,400,000	538,365	0.0%
	Landsea Green Properties Co., Ltd.	948,000	74,503	0.0%
*	Leading Spirit High-Tech Holdings Co., Ltd.	2,310,000	—	0.0%
	Lifestyle International Holdings, Ltd.	1,835,500	2,459,149	0.2%
	Lippo China Resources, Ltd.	20,922,000	610,046	0.0%
	Lippo, Ltd.	1,161,700	712,278	0.1%
	Lisi Group Holdings, Ltd.	9,590,000	803,092	0.1%
#	Liu Chong Hing Investment, Ltd.	1,281,200	1,804,859	0.1%
	Luen Thai Holdings, Ltd.	1,207,000	496,181	0.0%
	Luk Fook Holdings International, Ltd.	3,142,000	9,213,353	0.6%
	Luks Group Vietnam Holdings Co., Ltd.	514,913	183,859	0.0%
	Lung Kee Bermuda Holdings	1,567,875	547,091	0.0%
#*	Macau Legend Development, Ltd.	12,460,000	2,179,486	0.2%
	Magnificent Hotel Investment, Ltd.	13,170,000	306,703	0.0%
	Major Holdings, Ltd.	780,000	199,672	0.0%
*	Man Sang International, Ltd.	132,000	11,043	0.0%
	Man Wah Holdings, Ltd.	13,578,800	9,012,166	0.6%
*	Mason Financial Holdings, Ltd.	18,230,000	417,286	0.0%
	Master Glory Group, Ltd.	14,910,000	836,285	0.1%
	Matrix Holdings, Ltd.	1,067,414	392,141	0.0%
	Melbourne Enterprises, Ltd.	39,500	875,723	0.1%
#	Melco International Development, Ltd.	4,978,000	6,491,503	0.4%
#*	Midland Holdings, Ltd.	5,182,000	1,837,486	0.1%
	Ming Fai International Holdings, Ltd.	1,879,000	290,511	0.0%
	Miramar Hotel & Investment	889,000	1,791,029	0.1%
#*	Mongolian Mining Corp.	8,115,500	311,856	0.0%
#	NagaCorp, Ltd.	10,112,000	6,316,398	0.4%
	Nanyang Holdings, Ltd.	133,500	704,499	0.1%
	National Electronic Hldgs	2,668,600	329,961	0.0%
*	National United Resources Holdings, Ltd.	18,280,000	334,697	0.0%
*	Neo-Neon Holdings, Ltd.	2,337,500	364,222	0.0%
*	Neptune Group, Ltd.	2,785,000	129,275	0.0%
*	NetMind Financial Holdings, Ltd.	128,560,000	1,139,304	0.1%
*	New Century Group Hong Kong, Ltd.	13,351,464	223,309	0.0%
*	New Times Energy Corp., Ltd.	1,946,400	63,972	0.0%
#	Newocean Energy Holdings, Ltd.	7,708,000	1,985,818	0.1%

10

The Asia Pacific Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
*	Next Digital, Ltd.	4,295,183	$226,775	0.0%
*	Nine Express, Ltd.	10,260,000	487,770	0.0%
*	O Luxe Holdings, Ltd.	10,234,500	845,665	0.1%
*	Orange Sky Golden Harvest Entertainment Holdings, Ltd.	9,489,706	592,210	0.0%
	Orient Overseas International, Ltd.	1,401,500	5,242,424	0.3%
*	Orient Power Holdings, Ltd.	804,000	—	0.0%
#	Oriental Watch Holdings	3,070,800	558,486	0.0%
*	Pacific Andes International Holdings, Ltd.	19,435,067	137,326	0.0%
#*	Pacific Basin Shipping, Ltd.	28,883,000	4,312,677	0.3%
#	Pacific Textiles Holdings, Ltd.	6,300,000	7,937,552	0.5%
	Pak Fah Yeow International, Ltd.	5,000	2,384	0.0%
	Paliburg Holdings, Ltd.	3,062,830	935,342	0.1%
#*	Paradise Entertainment, Ltd.	3,652,000	898,597	0.1%
#*	Peace Mark Holdings, Ltd.	2,712,022	—	0.0%
*	Pearl Oriental Oil, Ltd.	11,849,400	449,976	0.0%
	Pegasus International Holdings, Ltd.	226,000	30,348	0.0%
	Perfect Shape Beauty Technology, Ltd.	1,172,000	119,213	0.0%
#	Pico Far East Holdings, Ltd.	5,164,000	1,570,787	0.1%
	Playmates Holdings, Ltd.	692,000	809,112	0.1%
	Playmates Toys, Ltd.	6,208,000	974,120	0.1%
#	Pokfulam Development Co.	234,000	418,359	0.0%
	Polytec Asset Holdings, Ltd.	11,323,526	818,050	0.1%
	Public Financial Holdings, Ltd.	3,102,000	1,390,843	0.1%
*	PYI Corp., Ltd.	24,147,973	505,586	0.0%
*	Pyxis Group, Ltd.	1,936,000	—	0.0%
*	Qianhai Health Holdings, Ltd.	157,499	3,332	0.0%
#	Quam, Ltd.	1,280,000	196,401	0.0%
	Raymond Industrial, Ltd.	30,400	4,152	0.0%
#	Regal Hotels International Holdings, Ltd.	2,871,800	1,600,280	0.1%
*	Rentian Technology Holdings, Ltd.	5,490,000	367,181	0.0%
	Rivera Holdings, Ltd.	5,710,000	346,090	0.0%
	SA SA International Holdings, Ltd.	11,234,688	5,136,733	0.3%
	Safety Godown Co., Ltd.	400,000	990,600	0.1%
*	Sandmartin International Holdings, Ltd.	844,000	20,124	0.0%
	SAS Dragon Holdings, Ltd.	2,120,000	372,963	0.0%
#	SEA Holdings, Ltd.	1,162,000	2,958,504	0.2%
*	SEEC Media Group, Ltd.	2,620,000	48,178	0.0%
	Shangri-La Asia, Ltd.	652,000	716,089	0.1%
#	Shenwan Hongyuan HK, Ltd.	4,201,250	2,311,092	0.2%
*	Shougang Concord Grand Group, Ltd.	1,158,000	38,020	0.0%
	Shun Ho Technology Holdings, Ltd.	1,254,757	443,140	0.0%
#*	Shun Tak Holdings, Ltd.	13,787,419	4,647,947	0.3%
*	Silver base Group Holdings, Ltd.	3,641,515	262,257	0.0%
#*	Sincere Watch Hong Kong, Ltd.	2,800,000	77,042	0.0%
*	Sing Pao Media Enterprises, Ltd.	250,511	—	0.0%
	Sing Tao News Corp., Ltd.	1,974,000	254,357	0.0%
*	Singamas Container Holdings, Ltd.	10,968,000	1,143,520	0.1%
*	Sinocan Holdings, Ltd.	350,000	—	0.0%
	SIS International Holdings	34,000	17,509	0.0%
	Sitoy Group Holdings, Ltd.	962,000	345,543	0.0%
#*	Skyway Securities Group, Ltd.	12,270,000	266,562	0.0%
	SmarTone Telecommunications Holdings, Ltd.	3,918,031	5,914,368	0.4%

11

The Asia Pacific Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
*	SOCAM Development, Ltd.	1,744,771	$676,318	0.1%
*	Solartech International Holdings, Ltd.	4,760,000	251,491	0.0%
*	Solomon Systech International, Ltd.	9,504,000	446,372	0.0%
	Soundwill Holdings, Ltd.	539,000	977,658	0.1%
*	South China Assets Holdings, Ltd.	1,679,170	15,338	0.0%
*	South China Financial Holdings, Ltd.	16,950,000	174,419	0.0%
*	South China Holdings Co., Ltd.	14,219,603	705,259	0.1%
#	Stella International Holdings, Ltd.	1,485,500	2,574,904	0.2%
*	Stelux Holdings International, Ltd.	3,011,400	232,520	0.0%
*	Success Universe Group, Ltd.	6,716,000	151,696	0.0%
	Sun Hing Vision Group Holdings, Ltd.	358,000	129,257	0.0%
	Sun Hung Kai & Co., Ltd.	4,619,429	2,908,156	0.2%
	Sunwah Kingsway Capital Holdings, Ltd.	7,690,000	150,591	0.0%
#	TAI Cheung Holdings, Ltd.	2,040,000	1,739,028	0.1%
	Tai Sang Land Development, Ltd.	781,910	441,050	0.0%
*	Tai United Holdings, Ltd.	880,000	1,135	0.0%
*	Talent Property Group, Ltd.	2,910,000	63,656	0.0%
#	Tan Chong International, Ltd.	1,176,000	344,949	0.0%
	Tao Heung Holdings, Ltd.	1,121,000	313,562	0.0%
*	TCL Display Technology Holdings, Ltd.	968,000	94,492	0.0%
#	Television Broadcasts, Ltd.	2,037,100	7,374,084	0.5%
*	Termbray Industries International Holdings, Ltd.	2,304,900	169,437	0.0%
	Tern Properties Co., Ltd.	51,200	31,032	0.0%
#	Texwinca Holdings, Ltd.	6,280,000	4,393,433	0.3%
	Tian Teck Land, Ltd.	1,024,000	1,139,841	0.1%
*	Titan Petrochemicals Group, Ltd.	13,140,000	155,858	0.0%
#*	TOM Group, Ltd.	524,000	128,110	0.0%
#	Town Health International Medical Group, Ltd.	2,672,000	426,971	0.0%
	Tradelink Electronic Commerce, Ltd.	5,088,000	1,087,269	0.1%
#	Transport International Holdings, Ltd.	1,240,141	3,746,921	0.3%
#*	Trinity, Ltd.	8,046,000	591,169	0.0%
*	Tristate Holdings, Ltd.	100,000	20,944	0.0%
*	TSC Group Holdings, Ltd.	3,280,000	485,578	0.0%
#	Tsui Wah Holdings, Ltd.	1,424,000	244,110	0.0%
#*	United Laboratories International Holdings, Ltd. (The)	5,116,000	2,816,684	0.2%
*	Universal Technologies Holdings, Ltd.	7,410,000	286,574	0.0%
*	Up Energy Development Group, Ltd.	3,929,000	49,039	0.0%
	Upbest Group, Ltd.	72,000	12,327	0.0%
*	Value Convergence Holdings, Ltd.	3,156,000	1,230,380	0.1%
	Value Partners Group, Ltd.	3,009,000	2,870,243	0.2%
	Vanke Property Overseas, Ltd.	49,000	30,744	0.0%
	Vantage International Holdings, Ltd.	2,358,000	434,876	0.0%
	Varitronix International, Ltd.	2,769,293	1,126,664	0.1%
	Vedan International Holdings, Ltd.	3,360,000	428,579	0.0%
	Victory City International Holdings, Ltd.	15,441,107	725,436	0.1%
#	Vitasoy International Holdings, Ltd.	5,277,000	11,020,785	0.7%
*	VS International Group, Ltd.	488,000	22,899	0.0%
#	VST Holdings, Ltd.	5,123,600	1,555,263	0.1%
	VTech Holdings, Ltd.	700,400	8,591,259	0.6%
	Wai Kee Holdings, Ltd.	7,640,738	2,430,285	0.2%
	Wang On Group, Ltd.	1,740,000	15,442	0.0%
	Win Hanverky Holdings, Ltd.	2,734,000	467,787	0.0%

12

The Asia Pacific Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
HONG KONG — (Continued)
*	Winfull Group Holdings, Ltd.	9,512,000	$219,767	0.0%
	Wing On Co. International, Ltd.	759,000	2,362,528	0.2%
	Wing Tai Properties, Ltd.	1,923,331	1,189,790	0.1%
	Wonderful Sky Financial Group Holdings, Ltd.	186,000	55,766	0.0%
	Wong's International Holdings, Ltd.	737,641	261,655	0.0%
	Wong's Kong King International	120,000	18,248	0.0%
*	Xinyi Automobile Glass Hong Kong Enterprises, Ltd.	419,250	81,760	0.0%
#	Xinyi Glass Holdings, Ltd.	17,658,000	15,182,993	1.0%
	Yangtzekiang Garment, Ltd.	606,500	230,899	0.0%
	Yau Lee Holdings, Ltd.	534,000	72,878	0.0%
	Yeebo International Holdings, Ltd.	2,328,000	919,763	0.1%
#	YGM Trading, Ltd.	447,000	443,221	0.0%
	YT Realty Group, Ltd.	749,000	541,323	0.0%
	Yugang International, Ltd.	90,818,000	1,643,988	0.1%
TOTAL HONG KONG			417,419,049	26.9%

NEW ZEALAND — (7.4%)
#*	a2 Milk Co., Ltd.	1,558,157	2,068,774	0.1%
	Abano Healthcare Group, Ltd.	30,725	175,709	0.0%
	Air New Zealand, Ltd.	3,693,701	5,095,106	0.3%
*	Bay Energy, Ltd.	81,096	284,739	0.0%
	Briscoe Group, Ltd.	2,235	6,039	0.0%
	Chorus, Ltd.	2,169,937	5,667,811	0.4%
	Colonial Motor Co., Ltd. (The)	144,588	729,176	0.1%
	Contact Energy, Ltd.	2,259,220	7,681,997	0.5%
#	EBOS Group, Ltd.	451,590	5,502,086	0.4%
	Fisher & Paykel Healthcare Corp., Ltd.	2,455,045	15,543,967	1.0%
	Freightways, Ltd.	974,609	4,452,289	0.3%
	Genesis Energy, Ltd.	636,993	892,694	0.1%
	Hallenstein Glasson Holdings, Ltd.	242,445	518,104	0.0%
#	Heartland Bank, Ltd.	642,535	688,568	0.0%
	Hellaby Holdings, Ltd.	384,437	918,071	0.1%
	Infratil, Ltd.	3,268,694	6,962,751	0.5%
	Kathmandu Holdings, Ltd.	663,170	952,642	0.1%
	Mainfreight, Ltd.	539,049	7,154,735	0.5%
#	Mercury NZ, Ltd.	598,819	1,307,241	0.1%
	Methven, Ltd.	93,877	81,143	0.0%
	Metlifecare, Ltd.	568,932	2,350,526	0.2%
	Millennium & Copthorne Hotels New Zealand, Ltd.	395,725	622,009	0.0%
	New Zealand Oil & Gas, Ltd.	1,659,791	627,441	0.0%
#	New Zealand Refining Co., Ltd. (The)	574,344	919,705	0.1%
	NZME, Ltd.	945,851	449,878	0.0%
	NZX, Ltd.	952,265	708,122	0.1%
#	Opus International Consultants, Ltd.	12,925	7,303	0.0%
*	Orion Health Group, Ltd.	4,001	9,153	0.0%
#*	Pacific Edge, Ltd.	442,720	145,487	0.0%
	PGG Wrightson, Ltd.	999,976	328,766	0.0%
*	Pike River Coal, Ltd.	490,805	—	0.0%
#	Port of Tauranga, Ltd.	2,576,525	7,183,134	0.5%
	Restaurant Brands New Zealand, Ltd.	480,311	1,813,509	0.1%
*	Richina Pacific, Ltd.	274,180	—	0.0%
*	Rubicon, Ltd.	1,442,620	236,773	0.0%

13

The Asia Pacific Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
NEW ZEALAND — (Continued)
#	Ryman Healthcare, Ltd.	1,772,699	$11,251,074	0.7%
	Sanford, Ltd.	382,357	1,743,137	0.1%
	Scales Corp., Ltd.	6,694	14,735	0.0%
	Scott Technology, Ltd.	39,805	60,362	0.0%
#	Skellerup Holdings, Ltd.	544,971	556,889	0.0%
	SKY Network Television, Ltd.	2,080,268	6,868,715	0.4%
	SKYCITY Entertainment Group, Ltd.	5,162,402	14,391,898	0.9%
	Steel & Tube Holdings, Ltd.	441,625	690,795	0.0%
	Summerset Group Holdings, Ltd.	516,519	1,756,918	0.1%
*	Tilt Renewables, Ltd.	81,096	127,582	0.0%
	Tourism Holdings, Ltd.	337,692	782,158	0.1%
	Tower, Ltd.	887,040	570,563	0.0%
	Trade Me Group, Ltd.	1,682,617	5,845,081	0.4%
	Vector, Ltd.	1,381,288	3,143,215	0.2%
	Warehouse Group, Ltd. (The)	698,604	1,498,207	0.1%
#*	Xero, Ltd.	167,838	2,129,604	0.1%
	Z Energy, Ltd.	183,115	1,023,445	0.1%
TOTAL NEW ZEALAND			134,539,826	8.7%

SINGAPORE — (10.5%)
*	Abterra, Ltd.	531,800	195,901	0.0%
	Accordia Golf Trust	2,892,300	1,362,937	0.1%
	Amara Holdings, Ltd.	922,800	263,446	0.0%
	Ascendas India Trust	1,102,600	847,389	0.1%
	ASL Marine Holdings, Ltd.	617,500	53,973	0.0%
	Aspial Corp., Ltd.	75,877	14,742	0.0%
	Baker Technology, Ltd.	289,580	135,564	0.0%
#*	Banyan Tree Holdings, Ltd.	1,022,900	291,910	0.0%
#	Best World International, Ltd.	1,033,625	1,082,167	0.1%
	Bonvests Holdings, Ltd.	950,000	833,006	0.1%
*	Boustead Projects, Ltd.	497,612	259,150	0.0%
	Boustead Singapore, Ltd.	1,827,636	1,176,116	0.1%
	Breadtalk Group, Ltd.	894,200	639,399	0.0%
*	Broadway Industrial Group, Ltd.	835,330	117,294	0.0%
	Bukit Sembawang Estates, Ltd.	606,203	1,964,121	0.1%
	Bund Center Investment, Ltd.	659,825	332,755	0.0%
#	Centurion Corp., Ltd.	825,900	198,493	0.0%
#	China Aviation Oil Singapore Corp., Ltd.	2,336,199	2,393,218	0.2%
#	China Everbright Water, Ltd.	3,794,800	1,557,067	0.1%
#	Chip Eng Seng Corp., Ltd.	3,445,300	1,593,976	0.1%
	Chuan Hup Holdings, Ltd.	3,853,500	718,107	0.1%
#*	Cityneon Holdings, Ltd.	404,000	341,673	0.0%
	Civmec, Ltd.	53,200	12,263	0.0%
#*	COSCO Corp. Singapore, Ltd.	8,095,300	1,481,261	0.1%
*	Creative Technology, Ltd.	272,200	189,090	0.0%
	CSE Global, Ltd.	3,443,600	1,015,558	0.1%
#	CWT, Ltd.	1,799,000	2,554,359	0.2%
#	Del Monte Pacific, Ltd.	2,363,364	586,016	0.0%
#	Delfi, Ltd.	788,500	1,270,759	0.1%
*	DMX Technologies Group, Ltd.	2,096,000	62,539	0.0%
*	Dyna-Mac Holdings, Ltd.	2,007,300	195,634	0.0%
	Elec & Eltek International Co., Ltd.	147,000	124,802	0.0%

14

The Asia Pacific Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
SINGAPORE — (Continued)
	EnGro Corp., Ltd.	354,000	$217,427	0.0%
#*	Ezion Holdings, Ltd.	12,591,378	2,697,827	0.2%
#*	Ezra Holdings, Ltd.	19,242,923	589,466	0.0%
	Falcon Energy Group, Ltd.	2,008,800	212,965	0.0%
	Far East Orchard, Ltd.	1,074,985	1,144,758	0.1%
#	First Resources, Ltd.	4,935,500	6,456,198	0.4%
*	First Ship Lease Trust	160,900	18,590	0.0%
	First Sponsor Group, Ltd.	440,661	411,856	0.0%
#*	Food Empire Holdings, Ltd.	1,256,400	271,156	0.0%
*	Fragrance Group, Ltd.	6,077,000	688,220	0.1%
	Frasers Centrepoint, Ltd.	450,100	480,453	0.0%
	Fu Yu Corp., Ltd.	1,462,200	199,335	0.0%
#*	Gallant Venture, Ltd.	4,992,500	461,194	0.0%
*	Geo Energy Resources, Ltd.	432,000	63,625	0.0%
	GK Goh Holdings, Ltd.	1,484,065	897,075	0.1%
	GL, Ltd.	3,401,300	1,954,699	0.1%
*	Global Premium Hotels, Ltd.	559,480	118,746	0.0%
	Golden Agri-Resources, Ltd.	17,549,200	4,845,850	0.3%
	GP Batteries International, Ltd.	235,000	126,753	0.0%
	GP Industries, Ltd.	2,567,609	1,057,986	0.1%
	GSH Corp., Ltd.	60,860	18,416	0.0%
	GuocoLand, Ltd.	597,214	823,384	0.1%
#*	Halcyon Agri Corp., Ltd.	1,669,048	570,507	0.0%
*	Hanwell Holdings, Ltd.	1,771,219	285,508	0.0%
#	Haw Par Corp., Ltd.	30,400	195,829	0.0%
	Health Management International, Ltd.	913,000	377,481	0.0%
	Hi-P International, Ltd.	1,271,600	437,914	0.0%
	Hiap Hoe, Ltd.	498,000	252,283	0.0%
#	Ho Bee Land, Ltd.	1,604,700	2,457,457	0.2%
	Hong Fok Corp., Ltd.	3,551,394	1,661,835	0.1%
*	Hong Fok Land, Ltd.	1,210,000	—	0.0%
	Hong Leong Asia, Ltd.	690,700	343,176	0.0%
	Hotel Grand Central, Ltd.	1,461,261	1,428,344	0.1%
	Hour Glass, Ltd. (The)	1,814,832	880,044	0.1%
	Hutchison Port Holdings Trust	112,400	49,929	0.0%
	Hwa Hong Corp., Ltd.	2,123,500	465,986	0.0%
#	Hyflux, Ltd.	3,262,300	1,087,766	0.1%
#	Indofood Agri Resources, Ltd.	3,432,100	1,182,626	0.1%
*	InnoTek, Ltd.	512,500	69,115	0.0%
#	Innovalues, Ltd.	1,659,300	1,179,226	0.1%
	IPC Corp., Ltd.	225,970	90,517	0.0%
	Isetan Singapore, Ltd.	119,000	310,063	0.0%
#	Japfa, Ltd.	2,179,700	1,380,297	0.1%
#*	Jurong Technologies Industrial Corp., Ltd.	2,227,680	—	0.0%
	k1 Ventures, Ltd.	1,005,220	732,838	0.1%
#	Keppel Infrastructure Trust	6,604,732	2,394,604	0.2%
	Keppel Telecommunications & Transportation, Ltd.	1,369,300	1,693,860	0.1%
*	Koh Brothers Eco Engineering, Ltd.	143,200	5,044	0.0%
	Koh Brothers Group, Ltd.	1,432,000	272,991	0.0%
*	KrisEnergy, Ltd.	296,200	31,890	0.0%
	KSH Holdings, Ltd.	57,200	22,567	0.0%
	Lian Beng Group, Ltd.	2,253,500	736,242	0.1%

15

The Asia Pacific Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
SINGAPORE — (Continued)
	Low Keng Huat Singapore, Ltd.	889,800	$344,779	0.0%
	Lum Chang Holdings, Ltd.	1,094,030	290,866	0.0%
#	M1, Ltd.	2,667,000	3,912,737	0.3%
#	Mandarin Oriental International, Ltd.	91,700	128,064	0.0%
*	Marco Polo Marine, Ltd.	882,000	46,499	0.0%
	Metro Holdings, Ltd.	2,663,092	1,872,688	0.1%
	Mewah International, Inc.	89,000	15,341	0.0%
	Midas Holdings, Ltd.	8,435,600	1,305,707	0.1%
#*	Nam Cheong, Ltd.	7,506,340	306,437	0.0%
#	Nera Telecommunications, Ltd.	1,143,400	608,525	0.0%
	New Toyo International Holdings, Ltd.	1,624,000	326,249	0.0%
#*	Noble Group, Ltd.	75,184,800	8,939,601	0.6%
	NSL, Ltd.	409,900	416,860	0.0%
	Olam International, Ltd.	290,300	448,534	0.0%
#	OUE, Ltd.	1,996,500	2,429,854	0.2%
	Overseas Education, Ltd.	65,300	20,645	0.0%
	Oxley Holdings, Ltd.	1,442,400	481,599	0.0%
#	Pacc Offshore Services Holdings, Ltd.	478,200	104,601	0.0%
	Pacific Radiance, Ltd.	240,600	26,710	0.0%
	Pan-United Corp., Ltd.	1,948,600	810,413	0.1%
	Penguin International, Ltd.	446,032	79,530	0.0%
#	Q&M Dental Group Singapore, Ltd.	2,188,300	1,179,493	0.1%
	QAF, Ltd.	1,359,162	1,208,190	0.1%
*	Raffles Education Corp., Ltd.	4,176,710	565,250	0.0%
	Raffles Medical Group, Ltd.	4,223,073	4,565,833	0.3%
	RHT Health Trust	2,016,700	1,249,328	0.1%
*	Rickmers Maritime	1,008,350	25,265	0.0%
#	Riverstone Holdings, Ltd.	1,089,000	716,564	0.1%
#	Rotary Engineering, Ltd.	1,443,100	393,754	0.0%
#*	Rowsley, Ltd.	298,400	26,814	0.0%
	Roxy-Pacific Holdings, Ltd.	297,500	89,735	0.0%
	San Teh, Ltd.	248,387	36,767	0.0%
	SATS, Ltd.	2,695,900	9,378,680	0.6%
#	SBS Transit, Ltd.	926,200	1,544,496	0.1%
	SembCorp Industries, Ltd.	3,282,400	5,943,816	0.4%
#	SembCorp Marine, Ltd.	2,708,500	2,511,421	0.2%
	Sheng Siong Group, Ltd.	4,266,400	3,204,883	0.2%
#	SHS Holdings, Ltd.	2,304,100	321,141	0.0%
	SIA Engineering Co., Ltd.	245,200	650,400	0.0%
#*	SIIC Environment Holdings, Ltd.	3,992,020	1,823,299	0.1%
#	Sinarmas Land, Ltd.	6,703,600	2,313,232	0.2%
	Sing Holdings, Ltd.	1,134,000	265,057	0.0%
	Sing Investments & Finance, Ltd.	297,675	246,164	0.0%
#	Singapore Post, Ltd.	10,132,100	11,641,927	0.8%
	Singapore Reinsurance Corp., Ltd.	1,514,530	337,285	0.0%
	Singapore Shipping Corp., Ltd.	1,640,700	294,727	0.0%
	Singapura Finance, Ltd.	348,124	219,151	0.0%
#	Sino Grandness Food Industry Group, Ltd.	2,981,300	728,661	0.1%
	Stamford Land Corp., Ltd.	3,188,100	1,042,044	0.1%
	Straco Corp., Ltd.	130,000	75,368	0.0%
	Sunningdale Tech, Ltd.	793,060	601,095	0.0%
*	SunVic Chemical Holdings, Ltd.	1,187,845	79,642	0.0%

16

The Asia Pacific Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
SINGAPORE — (Continued)
	Super Group, Ltd.	3,509,900	$2,447,154	0.2%
#*	Swiber Holdings, Ltd.	2,895,250	226,834	0.0%
#*	Tat Hong Holdings, Ltd.	2,218,800	702,043	0.1%
*	Thakral Corp., Ltd.	139,165	20,655	0.0%
	Tiong Woon Corp. Holding, Ltd.	228,100	42,686	0.0%
#	Tuan Sing Holdings, Ltd.	4,167,162	852,950	0.1%
#	UMS Holdings, Ltd.	2,656,700	1,182,556	0.1%
	United Engineers, Ltd.	3,097,128	5,763,305	0.4%
	United Industrial Corp., Ltd.	19,552	38,245	0.0%
	United Overseas Insurance, Ltd.	181,850	620,405	0.0%
#	UOB-Kay Hian Holdings, Ltd.	1,955,133	1,859,744	0.1%
	UOL Group, Ltd.	1,844,364	7,501,364	0.5%
	UPP Holdings, Ltd.	2,972,500	588,556	0.0%
	Valuetronics Holdings, Ltd.	1,619,300	576,267	0.0%
#*	Vard Holdings, Ltd.	4,915,200	654,812	0.0%
	Venture Corp., Ltd.	1,994,100	13,622,092	0.9%
	Vibrant Group, Ltd.	1,974,019	510,312	0.0%
	Vicom, Ltd.	119,500	489,605	0.0%
	Wee Hur Holdings, Ltd.	2,670,400	449,679	0.0%
#	Wheelock Properties Singapore, Ltd.	1,270,600	1,362,011	0.1%
#	Wing Tai Holdings, Ltd.	3,573,667	4,353,878	0.3%
	Yeo Hiap Seng, Ltd.	223,731	206,240	0.0%
	YHI International, Ltd.	458,900	107,335	0.0%
*	Yongnam Holdings, Ltd.	2,977,200	428,539	0.0%
*	Yuuzoo Corp., Ltd.	4,202,500	533,709	0.0%
	Zhongmin Baihui Retail Group, Ltd.	26,900	20,424	0.0%
TOTAL SINGAPORE			189,573,724	12.2%

UNITED STATES — (0.0%)
*	Lonestar Resources, Inc. Class A	6,424	54,219	0.0%
TOTAL COMMON STOCKS			1,545,252,271	99.4%

RIGHTS/WARRANTS — (0.0%)
AUSTRALIA — (0.0%)
*	APN News & Media, Ltd. Rights 11/17/16	451,327	96,131	0.0%
*	Centrebet International, Ltd. Claim Units Rights	81,336	—	0.0%
*	Centrebet International, Ltd. Litigation Rights	81,336	—	0.0%
*	Cooper Energy, Ltd. Rights 11/15/16	239,989	—	0.0%
*	Tox Free Solutions, Ltd. Rights 11/18/16	236,025	—	0.0%
TOTAL AUSTRALIA			96,131	0.0%

HONG KONG — (0.0%)
*	Cheuk Nang Holdings, Ltd. Warrants 04/24/17	5,486	1,362	0.0%
*	Enviro Energy International Holdings, Ltd. Warrants 11/17/16	1,171,800	—	0.0%
TOTAL HONG KONG			1,362	0.0%

NEW ZEALAND — (0.0%)
*	Restaurant Brands New Zealand, Ltd. Rights 11/16/16	93,264	—	0.0%

SINGAPORE — (0.0%)
*	Ezion Holdings, Ltd. Warrants 04/24/20	758,243	35,970	0.0%
TOTAL RIGHTS/WARRANTS			133,463	0.0%
TOTAL INVESTMENT SECURITIES			1,545,385,734

17

The Asia Pacific Small Company Series
CONTINUED

				Percentage
		Shares	Value†	of Net Assets**
SECURITIES LENDING COLLATERAL — (14.5%)
§@	DFA Short Term Investment Fund	22,627,303	$261,843,149	16.8%
TOTAL INVESTMENTS — (100.0%) (Cost $1,857,750,342)			$1,807,228,883	116.2%

18

The Asia Pacific Small Company Series
CONTINUED

Summary of the Series' investments as of October 31, 2016, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	—	$800,100,009	—	$800,100,009
China	—	3,565,444	—	3,565,444
Hong Kong	$941,157	416,477,892	—	417,419,049
New Zealand	412,321	134,127,505	—	134,539,826
Singapore	315,107	189,258,617	—	189,573,724
United States	54,219	—	—	54,219
Rights/Warrants
Australia	—	96,131	—	96,131
Hong Kong	—	1,362	—	1,362
New Zealand	—	—	—	—
Singapore	—	35,970	—	35,970
Securities Lending Collateral	—	261,843,149	—	261,843,149
TOTAL	$1,722,804	$1,805,506,079	—	$1,807,228,883

19

THE UNITED KINGDOM SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2016

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (96.6%)
Consumer Discretionary — (19.6%)
	4imprint Group P.L.C.	96,987	$1,957,900	0.1%
	888 Holdings P.L.C.	1,003,090	2,671,385	0.2%
	AA P.L.C.	2,834,618	8,865,682	0.5%
	B&M European Value Retail SA	3,086,282	8,860,652	0.5%
	Bellway P.L.C.	637,459	18,446,930	1.1%
	Berkeley Group Holdings P.L.C.	168,362	4,855,796	0.3%
	Bloomsbury Publishing P.L.C.	274,093	508,064	0.0%
	Bovis Homes Group P.L.C.	799,111	7,398,769	0.4%
	Card Factory P.L.C.	623,214	1,936,659	0.1%
#*	Carpetright P.L.C.	82,608	198,497	0.0%
#	Centaur Media P.L.C.	537,905	291,682	0.0%
	Cineworld Group P.L.C.	1,228,419	8,111,723	0.5%
	Connect Group P.L.C.	1,312,384	2,202,002	0.1%
	Crest Nicholson Holdings P.L.C.	1,155,163	5,741,257	0.4%
	Creston P.L.C.	22,394	27,953	0.0%
	Daily Mail & General Trust P.L.C. Class A	1,271,481	11,670,462	0.7%
	Debenhams P.L.C.	6,545,871	4,299,032	0.3%
	Dignity P.L.C.	251,989	8,172,421	0.5%
	Domino's Pizza Group P.L.C.	2,536,833	10,547,848	0.6%
	Dunelm Group P.L.C.	374,998	3,472,905	0.2%
*	Enterprise Inns P.L.C.	2,890,201	3,261,063	0.2%
	Entertainment One, Ltd.	525,999	1,495,219	0.1%
	Euromoney Institutional Investor P.L.C.	282,895	3,606,563	0.2%
*	Findel P.L.C.	239,314	620,471	0.0%
*	Forminster P.L.C.	43,333	—	0.0%
	Fuller Smith & Turner P.L.C. Class A	134,418	1,713,298	0.1%
*	Future P.L.C.	781,879	82,251	0.0%
	Games Workshop Group P.L.C.	96,572	672,389	0.1%
	Greene King P.L.C.	1,786,209	15,978,447	1.0%
*	Groupe Fnac SA	53,282	3,638,717	0.2%
	GVC Holdings P.L.C.	1,240,374	10,567,421	0.6%
	Halfords Group P.L.C.	1,148,111	4,773,011	0.3%
	Headlam Group P.L.C.	385,520	2,324,547	0.1%
	Henry Boot P.L.C.	417,992	1,002,000	0.1%
	Huntsworth P.L.C.	938,084	477,473	0.0%
	Inchcape P.L.C.	2,190,976	17,419,824	1.0%
	Informa P.L.C.	1,305,509	10,740,551	0.6%
	ITE Group P.L.C.	1,527,105	2,704,109	0.2%
	J D Wetherspoon P.L.C.	462,961	4,928,936	0.3%
	JD Sports Fashion P.L.C.	465,078	8,646,900	0.5%
*	Jimmy Choo P.L.C.	80,370	130,026	0.0%
	John Menzies P.L.C.	471,800	2,870,436	0.2%
#	Ladbrokes P.L.C.	5,357,119	8,746,336	0.5%
	Laura Ashley Holdings P.L.C.	1,465,488	349,995	0.0%
	Lookers P.L.C.	1,857,673	2,343,487	0.1%
	Marston's P.L.C.	3,445,892	5,636,224	0.3%
	Millennium & Copthorne Hotels P.L.C.	1,000,376	5,485,530	0.3%
	Mitchells & Butlers P.L.C.	1,016,212	3,463,515	0.2%
	MJ Gleeson P.L.C.	189,171	1,179,211	0.1%
*	Mothercare P.L.C.	596,178	782,126	0.1%
	N Brown Group P.L.C.	869,150	2,029,455	0.1%

1

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Discretionary — (Continued)
#*	Ocado Group P.L.C.	2,584,145	$8,682,099	0.5%
	Pendragon P.L.C.	6,380,817	2,343,037	0.1%
	Pets at Home Group P.L.C.	1,178,302	3,078,924	0.2%
	Photo-Me International P.L.C.	1,062,418	1,968,571	0.1%
*	Punch Taverns P.L.C.	133,442	173,705	0.0%
	Rank Group P.L.C.	556,279	1,314,075	0.1%
#	Redrow P.L.C.	1,386,677	6,440,936	0.4%
	Restaurant Group P.L.C. (The)	977,184	4,482,683	0.3%
*	Sportech P.L.C.	371,065	308,929	0.0%
#*	Sports Direct International P.L.C.	258,459	873,924	0.1%
	SSP Group P.L.C.	1,350,020	5,609,993	0.3%
	STV Group P.L.C.	4,868	24,461	0.0%
	SuperGroup P.L.C.	239,090	3,934,682	0.2%
	Tarsus Group P.L.C.	207,820	653,238	0.0%
	Ted Baker P.L.C.	152,815	4,626,552	0.3%
#*	Thomas Cook Group P.L.C.	6,943,222	5,899,979	0.4%
	Topps Tiles P.L.C.	925,429	1,035,265	0.1%
*	Tribal Group P.L.C.	54,441	37,329	0.0%
	Trinity Mirror P.L.C.	1,612,879	1,603,843	0.1%
	UBM P.L.C.	1,950,843	17,128,208	1.0%
	Vitec Group P.L.C. (The)	159,712	1,219,343	0.1%
	WH Smith P.L.C.	680,498	12,248,606	0.7%
	William Hill P.L.C.	4,105,574	14,851,757	0.9%
	Wilmington P.L.C.	334,384	1,069,494	0.1%
Total Consumer Discretionary			337,516,783	20.0%

Consumer Staples — (5.4%)
	A.G. Barr P.L.C.	518,407	2,988,479	0.2%
#	Anglo-Eastern Plantations P.L.C.	104,452	703,732	0.1%
	Booker Group P.L.C.	7,989,596	17,523,270	1.0%
	Britvic P.L.C.	1,162,274	7,885,718	0.5%
	Cranswick P.L.C.	267,585	6,935,929	0.4%
	Dairy Crest Group P.L.C.	757,325	5,651,956	0.3%
	Devro P.L.C.	930,843	2,587,103	0.2%
	Greencore Group P.L.C.	2,103,987	8,490,430	0.5%
	Greggs P.L.C.	545,772	6,379,298	0.4%
	Hilton Food Group P.L.C.	32,989	244,253	0.0%
	J Sainsbury P.L.C.	128,142	392,889	0.0%
	McBride P.L.C.	972,659	2,241,532	0.1%
	McColl's Retail Group P.L.C.	22,532	47,015	0.0%
*	Premier Foods P.L.C.	4,581,389	2,552,186	0.2%
	PZ Cussons P.L.C.	1,384,849	5,669,112	0.3%
*	REA Holdings P.L.C.	50,639	196,548	0.0%
	Stock Spirits Group P.L.C.	617,209	1,194,187	0.1%
	Tate & Lyle P.L.C.	2,319,044	22,116,631	1.3%
Total Consumer Staples			93,800,268	5.6%

Energy — (5.0%)
#*	Afren P.L.C.	5,446,344	—	0.0%
	Amec Foster Wheeler P.L.C.	2,037,469	11,116,254	0.7%
	Anglo Pacific Group P.L.C.	638,435	963,810	0.1%
*	Cairn Energy P.L.C.	3,321,160	8,256,938	0.5%

2

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Energy — (Continued)
#*	EnQuest P.L.C.(B635TG2)	3,481,516	$1,147,781	0.1%
*	EnQuest P.L.C.(BYM5538)	1,405,483	68,812	0.0%
	Gulf Marine Services P.L.C.	31,549	17,457	0.0%
	Hunting P.L.C.	831,340	5,109,098	0.3%
	James Fisher & Sons P.L.C.	250,234	4,951,901	0.3%
	John Wood Group P.L.C.	1,887,172	17,737,852	1.0%
*	Lamprell P.L.C.	1,137,514	1,022,137	0.1%
*	Ophir Energy P.L.C.	2,932,334	2,475,700	0.1%
	Petrofac, Ltd.	1,141,776	11,244,821	0.7%
*	Premier Oil P.L.C.	2,679,850	2,157,898	0.1%
	Soco International P.L.C.	1,109,904	1,873,131	0.1%
	Stobart Group, Ltd.	986,305	1,955,400	0.1%
#*	Tullow Oil P.L.C.	5,000,074	16,143,884	0.9%
Total Energy			86,242,874	5.1%

Financials — (13.5%)
	Aberdeen Asset Management P.L.C.	1,689,565	6,608,955	0.4%
*	Aldermore Group P.L.C.	394,902	834,134	0.1%
	Arrow Global Group P.L.C.	813,712	2,978,971	0.2%
	Ashmore Group P.L.C.	1,895,266	8,139,328	0.5%
	Beazley P.L.C.	2,740,810	12,203,670	0.7%
	BGEO Group P.L.C.	180,983	6,539,134	0.4%
	Brewin Dolphin Holdings P.L.C.	1,582,577	5,034,904	0.3%
	Charles Stanley Group P.L.C.	122,025	388,757	0.0%
	Charles Taylor P.L.C.	192,071	702,609	0.0%
	Chesnara P.L.C.	604,808	2,356,446	0.1%
	Close Brothers Group P.L.C.	785,896	12,753,035	0.8%
	esure Group P.L.C.	1,392,575	4,627,372	0.3%
	Hansard Global P.L.C.	16,468	22,335	0.0%
	Henderson Group P.L.C.	5,628,395	15,924,719	0.9%
	Hiscox, Ltd.	1,493,459	18,648,536	1.1%
	ICAP P.L.C.	2,697,973	15,997,519	1.0%
	IG Group Holdings P.L.C.	1,792,534	18,101,357	1.1%
*	Industrial & Commercial Holdings P.L.C.	5,000	—	0.0%
	Intermediate Capital Group P.L.C.	1,327,464	9,832,716	0.6%
	International Personal Finance P.L.C.	1,013,278	3,649,820	0.2%
#*	IP Group P.L.C.	1,562,801	2,881,723	0.2%
	Jardine Lloyd Thompson Group P.L.C.	619,442	7,802,445	0.5%
	JRP Group P.L.C.	886,621	1,311,432	0.1%
	Jupiter Fund Management P.L.C.	2,162,762	11,403,328	0.7%
	Lancashire Holdings, Ltd.	1,084,204	9,245,324	0.5%
	Man Group P.L.C.	7,936,721	12,099,824	0.7%
	Novae Group P.L.C.	320,863	3,169,384	0.2%
	OneSavings Bank P.L.C.	369,478	1,309,431	0.1%
	Paragon Group of Cos. P.L.C. (The)	1,028,392	4,171,112	0.2%
	Phoenix Group Holdings	1,208,721	10,797,905	0.6%
	Rathbone Brothers P.L.C.	193,484	4,223,391	0.3%
	S&U P.L.C.	20,417	606,902	0.0%
	Saga P.L.C.	4,292,987	10,413,058	0.6%
*	Shawbrook Group P.L.C.	96,158	264,559	0.0%
	Tullett Prebon P.L.C.	1,292,887	5,615,512	0.3%
	Virgin Money Holdings UK P.L.C.	656,184	2,641,706	0.2%

3

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Financials — (Continued)
*	Waterloo Investment Holdings, Ltd.	5,979	$512	0.0%
Total Financials			233,301,865	13.9%

Health Care — (3.8%)
#*	Alizyme P.L.C.	660,805	—	0.0%
*	Bioquell P.L.C.	45,447	72,849	0.0%
*	BTG P.L.C.	1,870,654	15,053,103	0.9%
	Cambian Group P.L.C.	164,663	246,709	0.0%
#*	Circassia Pharmaceuticals P.L.C.	285,098	283,487	0.0%
	Consort Medical P.L.C.	243,634	3,406,444	0.2%
	Dechra Pharmaceuticals P.L.C.	428,975	7,059,506	0.4%
	Genus P.L.C.	299,885	6,887,591	0.4%
	Indivior P.L.C.	3,662,912	14,068,115	0.9%
	Spire Healthcare Group P.L.C.	831,882	3,780,241	0.2%
	UDG Healthcare P.L.C.	1,224,291	9,784,216	0.6%
*	Vectura Group P.L.C.	2,891,647	4,787,182	0.3%
Total Health Care			65,429,443	3.9%

Industrials — (26.6%)
	Aggreko P.L.C.	1,332,278	13,026,413	0.8%
	Air Partner P.L.C.	40,969	238,163	0.0%
	Alumasc Group P.L.C. (The)	120,110	218,396	0.0%
	Avon Rubber P.L.C.	101,804	1,235,382	0.1%
	Balfour Beatty P.L.C.	3,549,781	11,769,319	0.7%
	BBA Aviation P.L.C.	5,623,297	17,781,017	1.0%
	Berendsen P.L.C.	823,219	9,714,867	0.6%
	Bodycote P.L.C.	1,121,708	8,129,453	0.5%
	Braemar Shipping Services P.L.C.	84,411	325,445	0.0%
	Brammer P.L.C.	668,388	852,382	0.1%
	Cape P.L.C.	685,676	1,744,431	0.1%
#	Carillion P.L.C.	2,595,753	7,954,516	0.5%
	Carr's Group P.L.C.	343,111	588,629	0.0%
	Castings P.L.C.	157,187	832,062	0.0%
*	Chemring Group P.L.C.	1,486,435	2,637,324	0.2%
#	Clarkson P.L.C.	97,686	2,326,884	0.1%
	Cobham P.L.C.	8,502,869	14,835,365	0.9%
	Communisis P.L.C.	1,025,909	452,040	0.0%
	Costain Group P.L.C.	486,534	2,203,773	0.1%
	De La Rue P.L.C.	592,684	4,151,057	0.2%
#*	Dialight P.L.C.	103,553	886,053	0.1%
	Diploma P.L.C.	586,339	6,719,309	0.4%
	Fenner P.L.C.	1,077,484	2,887,600	0.2%
*	Firstgroup P.L.C.	6,322,311	8,468,371	0.5%
*	Flybe Group P.L.C.	320,823	143,850	0.0%
	G4S P.L.C.	4,118,797	11,063,582	0.7%
	Galliford Try P.L.C.	412,460	6,183,226	0.4%
	Go-Ahead Group P.L.C.	220,066	5,581,574	0.3%
	Goodwin P.L.C.	383	9,519	0.0%
	Grafton Group P.L.C.	1,000,382	6,076,292	0.4%
	Harvey Nash Group P.L.C.	46,693	32,326	0.0%
	Hays P.L.C.	6,566,676	10,967,970	0.6%
	Hogg Robinson Group P.L.C.	134,014	116,183	0.0%

4

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	HomeServe P.L.C.	1,369,369	$10,223,626	0.6%
	Howden Joinery Group P.L.C.	3,165,528	14,495,414	0.9%
	IMI P.L.C.	1,282,137	15,573,467	0.9%
	Interserve P.L.C.	841,666	3,496,784	0.2%
	John Laing Group P.L.C.	651,172	2,154,633	0.1%
	Keller Group P.L.C.	403,236	3,356,702	0.2%
	Kier Group P.L.C.	515,747	8,576,603	0.5%
	Lavendon Group P.L.C.	844,223	1,278,790	0.1%
*	Management Consulting Group P.L.C.	1,467,589	372,501	0.0%
	Mears Group P.L.C.	550,537	3,037,666	0.2%
	Meggitt P.L.C.	3,040,190	16,173,674	1.0%
	Melrose Industries P.L.C.	10,887,020	22,467,470	1.3%
	Mitie Group P.L.C.	1,998,966	5,137,215	0.3%
	Morgan Advanced Materials P.L.C.	1,499,667	4,993,833	0.3%
	Morgan Sindall Group P.L.C.	191,927	1,690,987	0.1%
	National Express Group P.L.C.	2,195,042	9,860,812	0.6%
	Norcros P.L.C.	27,976	50,851	0.0%
	Northgate P.L.C.	790,723	4,060,746	0.2%
	Pagegroup P.L.C.	1,368,971	6,061,760	0.4%
	PayPoint P.L.C.	246,900	3,251,792	0.2%
	Polypipe Group P.L.C.	543,502	1,675,808	0.1%
	QinetiQ Group P.L.C.	3,269,092	9,206,234	0.5%
	Regus P.L.C.	3,349,423	10,189,959	0.6%
*	Renold P.L.C.	193,435	96,962	0.0%
	Rentokil Initial P.L.C.	8,861,710	24,718,157	1.5%
	Ricardo P.L.C.	271,798	3,082,672	0.2%
	Robert Walters P.L.C.	381,498	1,611,678	0.1%
	Rotork P.L.C.	3,667,958	9,150,668	0.5%
	RPS Group P.L.C.	1,245,395	2,563,807	0.1%
	Senior P.L.C.	2,337,741	4,981,938	0.3%
*	Serco Group P.L.C.	1,748,216	2,927,844	0.2%
	Severfield P.L.C.	1,262,597	888,891	0.1%
	Shanks Group P.L.C.	2,417,884	2,655,327	0.2%
	SIG P.L.C.	3,113,733	4,211,934	0.2%
	Speedy Hire P.L.C.	2,827,989	1,318,567	0.1%
	Spirax-Sarco Engineering P.L.C.	355,118	19,146,216	1.1%
	St. Ives P.L.C.	654,912	1,071,682	0.1%
	Stagecoach Group P.L.C.	2,052,864	4,965,958	0.3%
	Sthree P.L.C.	407,731	1,193,302	0.1%
	T Clarke P.L.C.	147,457	113,016	0.0%
	Trifast P.L.C.	447,201	953,963	0.1%
	Tyman P.L.C.	140,056	416,895	0.0%
	UK Mail Group P.L.C.	189,686	1,026,063	0.1%
	Ultra Electronics Holdings P.L.C.	379,378	8,620,119	0.5%
	Vesuvius P.L.C.	1,374,189	6,133,665	0.4%
*	Volex P.L.C.	307,047	146,276	0.0%
	Vp P.L.C.	160,962	1,376,371	0.1%
	Weir Group P.L.C. (The)	1,070,092	22,228,790	1.3%
	Wincanton P.L.C.	621,624	1,457,691	0.1%
*	Wizz Air Holdings P.L.C.	141,798	2,618,505	0.1%
	WS Atkins P.L.C.	502,623	9,288,138	0.5%

5

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	XP Power, Ltd.	74,988	$1,562,785	0.1%
Total Industrials			458,067,980	27.2%

Information Technology — (9.6%)
	Acal P.L.C.	293,479	828,577	0.1%
	AVEVA Group P.L.C.	322,264	7,255,989	0.4%
	Computacenter P.L.C.	389,033	3,457,645	0.2%
	E2V Technologies P.L.C.	842,565	2,230,818	0.1%
	Electrocomponents P.L.C.	2,396,207	10,916,359	0.7%
	FDM Group Holdings P.L.C.	19,586	141,100	0.0%
	Fidessa Group P.L.C.	202,960	6,103,295	0.4%
	Halma P.L.C.	1,951,180	24,978,831	1.5%
*	Imagination Technologies Group P.L.C.	1,260,452	3,485,605	0.2%
	Laird P.L.C.	1,470,974	2,605,602	0.2%
#	Micro Focus International P.L.C.	539,522	14,127,662	0.8%
	Moneysupermarket.com Group P.L.C.	2,351,170	7,528,016	0.4%
	NCC Group P.L.C.	700,295	1,626,392	0.1%
	Oxford Instruments P.L.C.	245,748	2,033,056	0.1%
*	Paysafe Group P.L.C.	2,265,858	11,976,435	0.7%
	Playtech P.L.C.	1,111,348	12,606,141	0.8%
	Renishaw P.L.C.	171,571	5,408,029	0.3%
	Rightmove P.L.C.	477,301	21,787,416	1.3%
	RM P.L.C.	318,504	487,466	0.0%
	SDL P.L.C.	395,868	2,100,760	0.1%
	Sepura P.L.C.	429,568	78,784	0.0%
	Spectris P.L.C.	613,329	15,356,848	0.9%
	Spirent Communications P.L.C.	2,899,112	2,925,275	0.2%
	TT Electronics P.L.C.	828,017	1,401,220	0.1%
	Xaar P.L.C.	370,936	1,905,457	0.1%
	Zoopla Property Group P.L.C.	784,336	2,924,139	0.2%
Total Information Technology			166,276,917	9.9%

Materials — (8.1%)
	Acacia Mining P.L.C.	859,958	5,459,923	0.3%
	Carclo P.L.C.	213,640	318,038	0.0%
	Centamin P.L.C.	6,065,603	11,748,394	0.7%
	Croda International P.L.C.	224,656	9,607,391	0.6%
	DS Smith P.L.C.	4,938,232	24,079,775	1.4%
	Elementis P.L.C.	2,601,104	7,586,056	0.5%
	Essentra P.L.C.	1,251,793	7,802,139	0.5%
*	Evraz P.L.C.	1,496,580	3,752,227	0.2%
*	Ferrexpo P.L.C.	433,035	533,001	0.0%
	Gem Diamonds, Ltd.	607,901	864,240	0.1%
	Hill & Smith Holdings P.L.C.	416,549	5,124,680	0.3%
	Hochschild Mining P.L.C.	1,480,894	4,827,420	0.3%
#*	KAZ Minerals P.L.C.	1,307,816	4,568,164	0.3%
*	Lonmin P.L.C.	1,595,452	3,720,009	0.2%
	Low & Bonar P.L.C.	1,119,286	967,523	0.1%
	Marshalls P.L.C.	1,079,270	3,624,460	0.2%
	Petra Diamonds, Ltd.	3,007,687	5,599,676	0.3%
#*	Petropavlovsk P.L.C.	13,101,159	1,318,819	0.1%
	RPC Group P.L.C.	1,638,321	18,998,878	1.1%
6

The United Kingdom Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
Materials — (Continued)
Synthomer P.L.C.	1,317,365	$5,758,000	0.3%
Vedanta Resources P.L.C.	365,710	3,195,416	0.2%
Victrex P.L.C.	443,677	9,500,914	0.6%
Zotefoams P.L.C.	93,537	294,177	0.0%
Total Materials		139,249,320	8.3%

Real Estate — (2.4%)
# Capital & Counties Properties P.L.C.	2,645,264	9,328,064	0.6%
* CLS Holdings P.L.C.	17,114	325,426	0.0%
Countrywide P.L.C.	649,114	1,424,356	0.1%
Daejan Holdings P.L.C.	35,593	2,370,605	0.1%
Foxtons Group P.L.C.	725,836	950,729	0.1%
Grainger P.L.C.	1,687,400	4,568,037	0.3%
# Harworth Group P.L.C.	30,680	32,468	0.0%
Helical P.L.C.	619,438	2,004,889	0.1%
LSL Property Services P.L.C.	328,694	779,937	0.0%
* Raven Russia, Ltd.	1,046,108	498,159	0.0%
Savills P.L.C.	698,055	5,921,253	0.4%
St. Modwen Properties P.L.C.	1,063,183	3,558,374	0.2%
U & I Group P.L.C.	642,624	1,238,150	0.1%
UNITE Group P.L.C. (The)	1,329,103	9,003,060	0.5%
Total Real Estate		42,003,507	2.5%

Telecommunication Services — (0.6%)
KCOM Group P.L.C.	3,191,206	4,600,071	0.2%
# TalkTalk Telecom Group P.L.C.	2,586,447	6,442,392	0.4%
Total Telecommunication Services		11,042,463	0.6%

Utilities — (2.0%)
Dee Valley Group P.L.C.	12,109	227,906	0.0%
# Drax Group P.L.C.	2,258,538	8,750,989	0.5%
Pennon Group P.L.C.	1,994,817	20,358,554	1.2%
Telecom Plus P.L.C.	314,179	4,549,369	0.3%
Total Utilities		33,886,818	2.0%
TOTAL COMMON STOCKS		1,666,818,238	99.0%

PREFERRED STOCKS — (0.0%)
McBride P.L.C.	23,210,952	28,411	0.0%

RIGHTS/WARRANTS — (0.1%)
* Phoenix Group Holdings Rights 11/08/16	705,086	1,915,917	0.1%

7

The United Kingdom Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
*	Shanks Group P.L.C. Rights 11/09/16	906,707	$349,590	0.0%
TOTAL RIGHTS/WARRANTS			2,265,507	0.1%
TOTAL INVESTMENT SECURITIES			1,669,112,156

			Value†
SECURITIES LENDING COLLATERAL — (3.3%)
§@	DFA Short Term Investment Fund	4,889,717	56,583,806	3.4%
TOTAL INVESTMENTS — (100.0%) (Cost $1,690,364,152)			$1,725,695,962	102.5%

8

The United Kingdom Small Company Series
CONTINUED

Summary of the Series' investments as of October 31, 2016, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	—	$337,516,783	—	$337,516,783
Consumer Staples	—	93,800,268	—	93,800,268
Energy	—	86,242,874	—	86,242,874
Financials	—	233,301,865	—	233,301,865
Health Care	—	65,429,443	—	65,429,443
Industrials	—	458,067,980	—	458,067,980
Information Technology	—	166,276,917	—	166,276,917
Materials	—	139,249,320	—	139,249,320
Real Estate	—	42,003,507	—	42,003,507
Telecommunication Services	—	11,042,463	—	11,042,463
Utilities	—	33,886,818	—	33,886,818
Preferred Stocks	—	28,411	—	28,411
Rights/Warrants	—	2,265,507	—	2,265,507
Securities Lending Collateral	—	56,583,806	—	56,583,806
TOTAL	—	$1,725,695,962	—	$1,725,695,962

9

THE CONTINENTAL SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2016

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (91.4%)
AUSTRIA — (3.1%)
	Agrana Beteiligungs AG	16,785	$2,010,190	0.0%
	ANDRITZ AG	310,627	16,241,244	0.4%
	Atrium European Real Estate, Ltd.	722,120	3,088,890	0.1%
#	Austria Technologie & Systemtechnik AG	154,803	1,713,692	0.0%
	BUWOG AG	336,656	8,136,908	0.2%
	CA Immobilien Anlagen AG	332,305	6,029,320	0.1%
	Conwert Immobilien Invest SE	367,906	6,526,378	0.2%
#	DO & CO AG	29,227	2,264,625	0.1%
	EVN AG	200,982	2,350,231	0.1%
*	FACC AG	23,201	140,737	0.0%
	Flughafen Wien AG	4,221	102,328	0.0%
	IMMOFINANZ AG	3,445,943	7,416,263	0.2%
	Josef Manner & Co. AG	870	53,553	0.0%
	Kapsch TrafficCom AG	30,685	1,373,722	0.0%
	Lenzing AG	51,632	6,729,185	0.2%
	Mayr Melnhof Karton AG	49,358	5,467,089	0.1%
	Oberbank AG	41,134	2,614,592	0.1%
	Oesterreichische Post AG	203,557	7,023,181	0.2%
	Palfinger AG	79,849	2,415,510	0.1%
	POLYTEC Holding AG	92,160	797,130	0.0%
	Porr Ag	48,724	1,751,236	0.0%
*	Raiffeisen Bank International AG	533,683	8,740,277	0.2%
	RHI AG	147,894	3,722,239	0.1%
#	Rosenbauer International AG	18,560	1,084,188	0.0%
	S IMMO AG	330,386	3,545,381	0.1%
#	Schoeller-Bleckmann Oilfield Equipment AG	61,970	4,390,750	0.1%
	Semperit AG Holding	68,546	1,858,759	0.0%
	Strabag SE	104,184	3,496,744	0.1%
	Telekom Austria AG	399,167	2,292,606	0.1%
	UBM Development AG	314	10,644	0.0%
	UNIQA Insurance Group AG	598,622	3,855,875	0.1%
#	Verbund AG	308,524	5,145,416	0.1%
	Vienna Insurance Group AG Wiener Versicherung Gruppe	97,194	1,915,473	0.0%
	Voestalpine AG	47,177	1,671,295	0.0%
	Wienerberger AG	573,239	9,160,700	0.2%
#	Wolford AG	11,252	281,882	0.0%
	Zumtobel Group AG	163,135	2,861,624	0.1%
TOTAL AUSTRIA			138,279,857	3.3%

BELGIUM — (4.3%)
#*	Ablynx NV	303,349	2,995,281	0.1%
	Ackermans & van Haaren NV	134,383	18,652,359	0.5%
*	AGFA-Gevaert NV	965,465	4,012,573	0.1%
	Atenor	7,383	374,358	0.0%
	Banque Nationale de Belgique	986	3,052,430	0.1%
	Barco NV	65,535	5,154,256	0.1%
	Bekaert SA	183,930	8,176,837	0.2%
	bpost SA	447,777	11,912,875	0.3%
#*	Celyad SA	17,193	294,093	0.0%
	Cie d'Entreprises CFE	49,147	5,417,347	0.1%

1

The Continental Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
BELGIUM — (Continued)
#*	Cie Immobiliere de Belgique SA	14,788	$823,787	0.0%
	Co.Br.Ha Societe Commerciale de Brasserie SA	111	341,728	0.0%
	D'ieteren SA	131,557	5,799,620	0.2%
*	Dalenys	20,562	138,748	0.0%
	Deceuninck NV	358,205	928,802	0.0%
	Econocom Group SA	343,333	5,105,461	0.1%
	Elia System Operator SA	169,789	8,786,743	0.2%
	Euronav NV	679,242	5,314,284	0.1%
	EVS Broadcast Equipment SA	74,156	2,595,934	0.1%
#	Exmar NV	174,456	1,246,590	0.0%
#*	Fagron	224,088	2,203,287	0.1%
*	Galapagos NV	175,431	10,674,046	0.3%
	Gimv NV	28,695	1,544,360	0.0%
	Ion Beam Applications	115,719	5,495,617	0.1%
	Jensen-Group NV	13,482	507,800	0.0%
	Kinepolis Group NV	94,699	4,261,069	0.1%
#	Lotus Bakeries	1,454	3,994,908	0.1%
#*	MDxHealth	180,487	927,063	0.0%
	Melexis NV	113,838	7,453,143	0.2%
#*	Nyrstar NV	745,541	3,828,168	0.1%
	Ontex Group NV	314,694	9,518,938	0.2%
*	Orange Belgium SA	167,280	3,767,558	0.1%
	Picanol	28,800	2,358,197	0.1%
	RealDolmen	8,137	201,617	0.0%
*	RealDolmen NV	120	2	0.0%
	Recticel SA	218,046	1,424,957	0.0%
	Resilux	5,006	833,449	0.0%
	Roularta Media Group NV	10,263	284,070	0.0%
	Sioen Industries NV	50,430	1,503,502	0.0%
	Sipef SA	25,871	1,483,692	0.0%
*	Telenet Group Holding NV	49,363	2,642,968	0.1%
	TER Beke SA	2,260	364,651	0.0%
*	Tessenderlo Chemie NV	190,301	6,353,326	0.2%
#*	ThromboGenics NV	159,152	494,251	0.0%
	Umicore SA	412,343	25,063,062	0.6%
	Van de Velde NV	35,498	2,500,221	0.1%
*	Viohalco SA	583,796	857,673	0.0%
TOTAL BELGIUM			191,665,701	4.6%

DENMARK — (4.5%)
	ALK-Abello A.S.	30,494	4,125,364	0.1%
	Alm Brand A.S.	468,716	3,527,456	0.1%
#	Ambu A.S. Class B	124,859	6,470,798	0.2%
	Arkil Holding A.S. Class B	504	65,218	0.0%
*	Bang & Olufsen A.S.	171,033	1,890,745	0.0%
	BankNordik P/F	1,753	33,641	0.0%
#*	Bavarian Nordic A.S.	143,640	4,866,071	0.1%
	Brodrene Hartmann A.S.	13,519	667,864	0.0%
#*	D/S Norden A.S.	133,802	1,905,351	0.1%
	DFDS A.S.	157,956	7,632,152	0.2%
	Djurslands Bank A.S.	8,970	287,949	0.0%
#	FLSmidth & Co. A.S.	260,041	9,435,034	0.2%

2

The Continental Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
DENMARK — (Continued)
	Fluegger A.S. Class B	4,198	$205,802	0.0%
*	Genmab A.S.	41,348	6,808,944	0.2%
	GN Store Nord A.S.	826,732	16,756,414	0.4%
*	GPV Industri A.S. Series B	2,200	—	0.0%
	Gronlandsbanken A.S.	1,125	100,223	0.0%
*	H+H International A.S. Class B	44,617	448,255	0.0%
	Harboes Bryggeri A.S. Class B	16,516	342,483	0.0%
	IC Group A.S.	38,440	908,334	0.0%
#*	Jeudan A.S.	5,970	612,671	0.0%
	Jyske Bank A.S.	345,747	15,676,272	0.4%
	Lan & Spar Bank	4,981	274,207	0.0%
	Matas A.S.	180,232	3,497,880	0.1%
	NKT Holding A.S.	135,151	9,099,145	0.2%
#	NNIT A.S.	11,061	328,933	0.0%
#	Nordjyske Bank A.S.	36,553	538,652	0.0%
*	Parken Sport & Entertainment A.S.	33,556	379,130	0.0%
	Per Aarsleff Holding A.S.	107,320	2,532,023	0.1%
	Ringkjoebing Landbobank A.S.	23,199	4,911,770	0.1%
	Roblon A.S. Class B	2,700	93,922	0.0%
	Rockwool International A.S. Class B	38,187	6,387,090	0.2%
	Royal Unibrew A.S.	227,860	10,659,617	0.3%
	RTX A.S.	35,303	612,680	0.0%
*	Santa Fe Group A.S.	127,806	1,242,123	0.0%
	Schouw & Co., AB	71,589	4,541,489	0.1%
	SimCorp A.S.	210,233	11,609,795	0.3%
	Solar A.S. Class B	27,698	1,522,294	0.0%
	Spar Nord Bank A.S.	353,296	3,542,391	0.1%
	Sydbank A.S.	356,133	11,120,707	0.3%
*	TDC A.S.	4,148,072	22,870,392	0.6%
*	Tivoli A.S.	9,370	590,993	0.0%
#*	TK Development A.S.	608,784	805,903	0.0%
*	Topdanmark A.S.	491,266	13,221,375	0.3%
	Tryg A.S.	65,070	1,268,927	0.0%
	United International Enterprises	10,218	1,890,729	0.0%
*	Vestjysk Bank A.S.	53,413	73,333	0.0%
*	William Demant Holding A.S.	365,410	6,799,199	0.2%
#*	Zealand Pharma A.S.	62,015	859,460	0.0%
TOTAL DENMARK			204,041,200	4.9%

FINLAND — (6.5%)
	Ahlstrom Oyj	46,794	652,862	0.0%
	Aktia Bank Oyj	92,898	928,038	0.0%
	Alandsbanken Abp Class B	21,354	310,545	0.0%
	Alma Media Oyj	42,130	242,740	0.0%
	Amer Sports Oyj	641,324	17,449,969	0.4%
	Apetit Oyj	18,766	266,183	0.0%
	Aspo Oyj	92,762	718,982	0.0%
	Atria Oyj	42,958	471,455	0.0%
#*	BasWare Oyj	43,305	1,592,876	0.0%
#	Bittium Oyj	124,764	772,890	0.0%
	Cargotec Oyj Class B	235,592	9,661,691	0.2%
#	Caverion Corp.	522,975	3,762,744	0.1%

3

The Continental Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
FINLAND — (Continued)
	Citycon Oyj	2,200,212	$5,155,985	0.1%
#	Comptel Oyj	360,144	849,333	0.0%
	Cramo Oyj	190,163	4,983,929	0.1%
	Digia Oyj	48,912	177,465	0.0%
	Elisa Oyj	734,075	24,731,862	0.6%
	F-Secure Oyj	529,757	1,873,000	0.0%
*	Finnair Oyj	450,180	1,995,438	0.1%
#	Fiskars Oyj Abp	190,312	3,409,473	0.1%
*	Glaston Oyj Abp	46,084	16,989	0.0%
	HKScan Oyj Class A	172,657	601,059	0.0%
	Huhtamaki Oyj	467,536	18,868,806	0.5%
	Ilkka-Yhtyma Oyj	61,503	187,734	0.0%
	Kemira Oyj	653,778	7,791,775	0.2%
	Kesko Oyj Class A	9,264	432,643	0.0%
	Kesko Oyj Class B	345,206	17,153,261	0.4%
	Konecranes Oyj	262,339	8,935,881	0.2%
	Lassila & Tikanoja Oyj	171,857	3,578,017	0.1%
	Lemminkainen Oyj	30,098	571,017	0.0%
#	Metsa Board Oyj	1,336,761	7,679,075	0.2%
	Metso Oyj	549,230	14,400,676	0.4%
#	Munksjo Oyj	24,345	349,892	0.0%
	Nokian Renkaat Oyj	623,433	20,910,928	0.5%
	Olvi Oyj Class A	68,749	2,081,902	0.1%
	Oriola-KD Oyj Class A	6,054	27,611	0.0%
	Oriola-KD Oyj Class B	628,439	2,945,084	0.1%
	Orion Oyj Class A	126,645	5,379,764	0.1%
	Orion Oyj Class B	436,647	18,585,395	0.5%
#*	Outokumpu Oyj	3,022,031	21,068,282	0.5%
#*	Outotec Oyj	900,395	3,920,598	0.1%
#	PKC Group Oyj	115,436	2,024,372	0.1%
	Ponsse Oy	47,631	1,190,119	0.0%
*	Poyry Oyj	188,253	639,360	0.0%
*	QT Group Oyj	48,912	275,508	0.0%
	Raisio Oyj Class V	573,332	2,397,237	0.1%
	Ramirent Oyj	378,668	2,792,073	0.1%
	Rapala VMC Oyj	109,543	506,751	0.0%
#	Revenio Group Oyj	23,248	683,263	0.0%
	Saga Furs Oyj	368	5,497	0.0%
	Sanoma Oyj	754,064	7,051,295	0.2%
	Sponda Oyj	515,835	2,442,198	0.1%
	SRV Group Oyj	23,502	112,360	0.0%
*	Stockmann Oyj Abp Class A	42,474	321,882	0.0%
#*	Stockmann Oyj Abp Class B	156,005	1,165,124	0.0%
	Technopolis Oyj	905,646	3,131,348	0.1%
	Teleste Oyj	46,406	494,764	0.0%
	Tieto Oyj	295,694	8,111,619	0.2%
#	Tikkurila Oyj	209,297	4,029,638	0.1%
	Uponor Oyj	283,661	4,825,452	0.1%
	Vaisala Oyj Class A	47,987	1,629,806	0.0%
	Valmet Oyj	526,890	7,822,778	0.2%
	Viking Line Abp	10,366	250,483	0.0%

4

The Continental Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
FINLAND — (Continued)
	YIT Oyj	598,077	$4,987,906	0.1%
TOTAL FINLAND			292,384,682	7.0%

FRANCE — (12.5%)
	ABC Arbitrage	144,886	1,204,801	0.0%
	Actia Group	48,398	433,635	0.0%
#*	Air France-KLM	993,402	6,055,475	0.2%
	Akka Technologies	51,478	1,800,018	0.1%
	Albioma SA	95,177	1,572,219	0.0%
	Altamir	111,564	1,425,752	0.0%
	Alten SA	136,617	9,761,178	0.2%
	Altran Technologies SA	771,932	11,014,278	0.3%
	April SA	74,473	1,021,060	0.0%
#*	Archos	138,714	210,172	0.0%
	Arkema SA	298,145	28,270,807	0.7%
	Assystem	62,634	1,877,621	0.1%
	Aubay	29,713	842,558	0.0%
*	Ausy	980	58,888	0.0%
	Axway Software SA	30,384	930,645	0.0%
	Bastide le Confort Medical	8,920	219,419	0.0%
#	Beneteau SA	193,357	2,235,668	0.1%
*	Bigben Interactive	3,583	24,736	0.0%
	BioMerieux	67,996	9,906,395	0.2%
	Boiron SA	38,334	3,239,939	0.1%
	Bonduelle SCA	74,889	1,774,484	0.1%
#	Bourbon Corp.	93,321	1,217,898	0.0%
	Burelle SA	3,739	3,676,831	0.1%
#	Casino Guichard Perrachon SA	3,794	188,869	0.0%
#	Catering International Services	14,124	227,057	0.0%
#*	Cegedim SA	23,645	601,965	0.0%
*	Cegid Group SA	26,749	—	0.0%
#*	CGG SA	97,011	2,562,281	0.1%
	Chargeurs SA	95,815	1,665,861	0.1%
	Cie des Alpes	38,937	720,948	0.0%
*	Coface SA	134,138	868,572	0.0%
	Derichebourg SA	549,528	1,718,576	0.1%
	Devoteam SA	27,976	1,510,905	0.0%
	Dom Security	2,414	116,552	0.0%
	Edenred	946,779	21,911,853	0.5%
	Electricite de Strasbourg SA	21,168	2,324,762	0.1%
	Elior Group	345,612	7,763,961	0.2%
	Elis SA	118,875	1,974,972	0.1%
#*	Eramet	28,909	1,356,894	0.0%
*	Esso SA Francaise	14,895	599,027	0.0%
#*	Etablissements Maurel et Prom	844,597	3,717,812	0.1%
	Euler Hermes Group	56,627	4,912,186	0.1%
	Eurofins Scientific SE	38,653	17,565,704	0.4%
	Euronext NV	222,917	8,926,867	0.2%
	Eutelsat Communications SA	33,157	694,799	0.0%
	Exel Industries Class A	10,330	756,297	0.0%
	Faiveley Transport SA	34,183	3,726,692	0.1%
	Faurecia	306,467	11,296,811	0.3%

5

The Continental Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
FRANCE — (Continued)
#	Fimalac	272	$29,427	0.0%
	Fleury Michon SA	5,962	390,046	0.0%
	Gaumont SA	13,521	797,892	0.0%
	Gaztransport Et Technigaz SA	72,536	2,450,752	0.1%
	GEA	2,433	229,057	0.0%
	Gevelot SA	3,466	537,140	0.0%
	GL Events	48,589	866,554	0.0%
	Groupe Crit	23,258	1,533,938	0.0%
*	Groupe Flo	5,644	4,524	0.0%
*	Groupe Fnac SA	49,162	3,355,973	0.1%
#*	Groupe Gorge	22,858	491,580	0.0%
	Groupe Open	26,685	717,030	0.0%
	Guerbet	32,666	1,941,254	0.1%
	Haulotte Group SA	74,466	1,031,991	0.0%
	Havas SA	519,269	4,226,752	0.1%
*	Herige SADCS	4,147	113,578	0.0%
#*	HiPay Group SA	24,579	278,268	0.0%
#*	ID Logistics Group	5,509	777,070	0.0%
	Imerys SA	145,098	10,102,361	0.3%
	Ingenico Group SA	43,343	3,428,338	0.1%
#	Interparfums SA	54,443	1,562,473	0.0%
	Ipsen SA	162,032	11,201,448	0.3%
	IPSOS	168,064	5,489,052	0.1%
	Jacquet Metal Service	67,512	1,133,443	0.0%
	Korian SA	196,034	6,004,352	0.2%
	Lagardere SCA	619,304	15,771,620	0.4%
#	Lanson-BCC	8,795	324,267	0.0%
	Laurent-Perrier	12,372	950,930	0.0%
	Le Noble Age	24,612	866,049	0.0%
	Lectra	115,852	2,094,076	0.1%
	Linedata Services	8,608	397,033	0.0%
	LISI	94,248	2,791,959	0.1%
	Maisons France Confort SA	15,298	802,050	0.0%
	Manitou BF SA	48,399	873,741	0.0%
	Manutan International	14,076	918,745	0.0%
	Mersen	117,956	2,360,808	0.1%
#*	METabolic EXplorer SA	151,621	360,058	0.0%
	Metropole Television SA	293,607	5,115,685	0.1%
	MGI Coutier	55,136	1,550,063	0.0%
	Mr Bricolage	30,731	445,032	0.0%
*	Naturex	31,570	2,864,390	0.1%
	Neopost SA	176,348	5,340,940	0.1%
*	Nexans SA	188,998	10,743,082	0.3%
	Nexity SA	171,171	8,594,239	0.2%
#*	Nicox	76,283	613,256	0.0%
*	NRJ Group	71,278	709,847	0.0%
#	Oeneo SA	107,682	960,073	0.0%
#*	Onxeo SA(B04P0G6)	160,610	419,556	0.0%
#*	Onxeo SA(BPFJVR0)	48,958	128,292	0.0%
	Orpea	172,238	14,335,022	0.4%
#*	Parrot SA	25,254	224,302	0.0%
#*	Pierre & Vacances SA	26,157	1,023,534	0.0%

6

The Continental Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
FRANCE — (Continued)
	Plastic Omnium SA	318,364	$10,381,745	0.3%
	Plastivaloire	1,182	148,036	0.0%
	PSB Industries SA	8,161	412,283	0.0%
#	Rallye SA	128,234	2,323,231	0.1%
	Remy Cointreau SA	45,564	3,694,470	0.1%
	Rexel SA	1,596,995	22,149,109	0.5%
#	Robertet SA	3,063	1,053,390	0.0%
	Rothschild & Co.	21,428	508,351	0.0%
	Rubis SCA	203,675	18,573,358	0.5%
	Samse SA	8,068	1,258,510	0.0%
	Sartorius Stedim Biotech	101,854	6,872,611	0.2%
	Savencia SA	33,142	2,030,167	0.1%
	SEB SA	120,657	17,757,736	0.4%
	Seche Environnement SA	11,799	362,408	0.0%
#*	Sequana SA	289,137	494,832	0.0%
*	Societe des Bains de Mer et du Cercle des Etrangers a Monaco	60,258	1,926,445	0.1%
*	Societe Internationale de Plantations d'Heveas SA	7,523	305,208	0.0%
	Societe Marseillaise du Tunnel Prado-Carenage SA	3,434	124,196	0.0%
	Societe pour l'Informatique Industrielle	39,566	651,806	0.0%
*	SOITEC	1,279,868	1,222,201	0.0%
#*	Solocal Group	170,329	591,227	0.0%
	Somfy SA	20,959	8,745,086	0.2%
	Sopra Steria Group	74,501	7,579,248	0.2%
	SPIE SA	82,599	1,560,953	0.0%
*	Stallergenes Greer P.L.C.	12,201	389,733	0.0%
*	Ste Industrielle d'Aviation Latecoere SA	310,883	1,193,179	0.0%
	Stef SA	28,166	2,180,461	0.1%
#	STMicroelectronics NV	2,136,887	20,281,219	0.5%
*	Store Electronic	14,048	380,248	0.0%
	Sword Group	32,374	970,045	0.0%
	Synergie SA	69,989	2,263,946	0.1%
	Tarkett SA	54,324	1,934,595	0.1%
	Technicolor SA	1,482,868	8,662,783	0.2%
	Teleperformance	336,308	35,533,493	0.9%
#	Television Francaise 1	626,436	5,769,707	0.1%
	Tessi SA	6,807	1,037,535	0.0%
#	TFF Group	5,065	565,212	0.0%
#	Thermador Groupe	13,789	1,192,803	0.0%
	Total Gabon	1,515	216,509	0.0%
*	Touax SA	5,568	66,795	0.0%
	Trigano SA	46,958	3,321,528	0.1%
*	Ubisoft Entertainment SA	521,852	17,756,325	0.4%
	Union Financiere de France BQE SA	16,855	447,797	0.0%
#*	Vallourec SA	941,957	4,629,065	0.1%
#*	Valneva SE	218,939	596,222	0.0%
	Vetoquinol SA	16,625	836,250	0.0%
#	Vicat SA	86,767	5,455,209	0.1%
	VIEL & Cie SA	161,700	640,298	0.0%
#	Vilmorin & Cie SA	27,056	1,626,868	0.1%
*	Virbac SA	22,063	3,510,917	0.1%
	Vranken-Pommery Monopole SA	18,262	459,803	0.0%

7

The Continental Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
FRANCE — (Continued)
*	Worldline SA	23,932	$657,360	0.0%
TOTAL FRANCE			560,060,154	13.5%

GERMANY — (15.4%)
	Aareal Bank AG	409,233	14,802,028	0.4%
	Adler Modemaerkte AG	41,855	237,747	0.0%
#*	ADLER Real Estate AG	111,691	1,639,021	0.0%
*	ADVA Optical Networking SE	194,362	1,548,847	0.0%
#*	AIXTRON SE	396,410	1,885,545	0.1%
*	Aligna AG	318,087	—	0.0%
	All for One Steeb AG	569	32,174	0.0%
	Allgeier SE	26,260	518,629	0.0%
#	Amadeus Fire AG	30,007	2,410,562	0.1%
*	AS Creation Tapeten	7,109	247,540	0.0%
	Aurubis AG	180,566	9,414,074	0.2%
#	Axel Springer SE	194,300	9,734,239	0.2%
	Basler AG	3,576	225,282	0.0%
	Bauer AG	33,835	464,672	0.0%
#	BayWa AG(5838057)	78,978	2,653,672	0.1%
	BayWa AG(5838068)	124	4,247	0.0%
	Bechtle AG	80,333	8,448,691	0.2%
#	Bertrandt AG	27,357	2,909,712	0.1%
	Bijou Brigitte AG	19,236	1,141,141	0.0%
#*	Bilfinger SE	178,040	6,269,496	0.2%
	Biotest AG	60,306	1,077,197	0.0%
*	BKN International AG	33,408	—	0.0%
#	Borussia Dortmund GmbH & Co. KGaA	473,904	2,990,056	0.1%
	BRAAS Monier Building Group SA	19,013	547,940	0.0%
	CANCOM SE	86,805	3,950,812	0.1%
	Carl Zeiss Meditec AG	160,352	5,772,227	0.1%
	CENIT AG	50,111	1,252,069	0.0%
	CENTROTEC Sustainable AG	44,227	726,881	0.0%
	Cewe Stiftung & Co. KGAA	31,218	2,991,351	0.1%
#	Clere AG	21,096	441,261	0.0%
	Comdirect Bank AG	182,514	1,853,047	0.0%
	CompuGroup Medical SE	119,816	5,309,305	0.1%
*	Constantin Medien AG	340,089	768,282	0.0%
	CropEnergies AG	116,924	662,093	0.0%
	CTS Eventim AG & Co. KGaA	216,083	7,755,271	0.2%
	Data Modul AG	11,455	643,459	0.0%
#*	DEAG Deutsche Entertainment AG	13,697	37,736	0.0%
#	Delticom AG	28,981	551,889	0.0%
	Deutsche Beteiligungs AG	48,588	1,642,501	0.0%
	Deutsche EuroShop AG	220,384	9,525,047	0.2%
	Deutsche Lufthansa AG	28,830	368,998	0.0%
	Deutz AG	599,311	2,964,350	0.1%
*	Dialog Semiconductor P.L.C.	382,079	15,026,045	0.4%
	DIC Asset AG	265,874	2,551,009	0.1%
	DMG Mori AG	263,450	12,058,941	0.3%
#	Dr Hoenle AG	25,078	695,752	0.0%
	Draegerwerk AG & Co. KGaA	9,611	613,908	0.0%
#	Drillisch AG	225,064	10,283,302	0.3%

8

The Continental Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
GERMANY — (Continued)
	Duerr AG	133,802	$9,977,640	0.2%
	Eckert & Ziegler AG	17,297	401,202	0.0%
	Elmos Semiconductor AG	53,988	817,577	0.0%
#	ElringKlinger AG	167,277	2,591,183	0.1%
*	Euromicron AG	32,612	261,390	0.0%
*	Evotec AG	1,103,203	6,049,640	0.2%
	Fielmann AG	114,167	7,923,567	0.2%
*	First Sensor AG	19,888	310,047	0.0%
	Francotyp-Postalia Holding AG Class A	53,729	259,534	0.0%
	Fraport AG Frankfurt Airport Services Worldwide	179,584	10,660,189	0.3%
	Freenet AG	652,809	18,715,461	0.5%
	Fuchs Petrolub SE	147,943	5,853,957	0.1%
	Gerresheimer AG	198,146	14,946,146	0.4%
#	Gerry Weber International AG	98,127	1,225,076	0.0%
#	Gesco AG	14,489	1,158,094	0.0%
	GFK SE	76,920	2,594,191	0.1%
	GFT Technologies SE	90,843	1,818,261	0.0%
	Grammer AG	79,765	4,566,282	0.1%
	GRENKE AG	36,620	6,375,340	0.2%
*	H&R GmbH & Co. KGaA	33,528	620,709	0.0%
	Hamburger Hafen und Logistik AG	113,533	1,804,670	0.0%
#*	Heidelberger Druckmaschinen AG	1,401,673	3,722,441	0.1%
	Hella KGaA Hueck & Co.	106,323	4,057,733	0.1%
*	Highlight Communications AG	94,846	542,641	0.0%
	Hochtief AG	16,307	2,226,670	0.1%
#*	HolidayCheck Group AG	114,390	281,630	0.0%
	Hornbach Baumarkt AG	20,885	659,127	0.0%
	Hugo Boss AG	213,956	13,453,629	0.3%
	Indus Holding AG	129,827	7,662,934	0.2%
#	Init Innovation In Traffic Systems AG	23,180	396,617	0.0%
	Isra Vision AG	18,038	2,098,369	0.1%
	Jenoptik AG	262,122	4,504,808	0.1%
#	K+S AG	990,931	20,066,101	0.5%
*	Kampa AG	7,101	117	0.0%
	KION Group AG	258,832	15,638,698	0.4%
*	Kloeckner & Co. SE	555,392	6,935,658	0.2%
*	Koenig & Bauer AG	69,890	3,289,345	0.1%
#*	Kontron AG	437,004	1,501,198	0.0%
	Krones AG	75,044	7,654,466	0.2%
	KSB AG	3,466	1,428,251	0.0%
*	KUKA AG	135,482	15,374,609	0.4%
	KWS Saat SE	15,970	5,225,012	0.1%
	Lanxess AG	484,758	31,084,953	0.8%
	LEG Immobilien AG	306,750	25,874,994	0.6%
	Leifheit AG	13,935	902,860	0.0%
	Leoni AG	159,356	6,044,283	0.2%
#*	LPKF Laser & Electronics AG	76,947	590,508	0.0%
#*	Manz AG	20,001	729,904	0.0%
*	MasterFlex SE	19,347	140,712	0.0%
*	Mediclin AG	88,966	558,521	0.0%
*	Medigene AG	54,012	479,036	0.0%
	MLP AG	296,006	1,201,303	0.0%

9

The Continental Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
GERMANY — (Continued)
*	msg life ag	11,646	$28,755	0.0%
	MTU Aero Engines AG	249,839	26,089,184	0.6%
	MVV Energie AG	11,041	245,171	0.0%
	Nemetschek SE	107,874	6,728,295	0.2%
	Nexus AG	49,542	1,015,269	0.0%
*	Nordex SE	307,691	8,103,835	0.2%
	Norma Group SE	202,672	9,325,537	0.2%
	OHB SE	34,003	705,219	0.0%
	Osram Licht AG	343,036	19,483,339	0.5%
#*	Paion AG	47,336	126,206	0.0%
	paragon AG	4,815	197,982	0.0%
*	Patrizia Immobilien AG	263,203	5,448,204	0.1%
*	Petro Welt Technologies AG	6,474	46,132	0.0%
	Pfeiffer Vacuum Technology AG	52,225	4,738,832	0.1%
	PNE Wind AG	367,537	822,970	0.0%
	Progress-Werk Oberkirch AG	7,571	311,596	0.0%
#	PSI AG Gesellschaft Fuer Produkte und Systeme der Informationstechnologie	27,232	362,196	0.0%
	Puma SE	10,528	2,623,826	0.1%
*	PVA TePla AG	46,019	126,833	0.0%
*	QIAGEN NV	744,663	18,212,580	0.4%
#	QSC AG	498,723	1,029,113	0.0%
#	R Stahl AG	14,952	495,412	0.0%
	Rational AG	14,449	7,507,654	0.2%
	Rheinmetall AG	223,411	15,508,712	0.4%
	RHOEN-KLINIKUM AG	235,088	6,544,280	0.2%
#	RIB Software AG	157,104	2,131,109	0.1%
	S&T AG	15,456	152,569	0.0%
	SAF-Holland SA	248,917	3,342,840	0.1%
	Salzgitter AG	212,972	7,000,809	0.2%
#	Schaltbau Holding AG	27,311	845,142	0.0%
	Schloss Wachenheim AG	7,479	126,153	0.0%
*	SER Systems AG	9,400	—	0.0%
#*	SGL Carbon SE	201,274	2,511,768	0.1%
	SHW AG	25,624	888,305	0.0%
*	Siltronic AG	6,953	250,901	0.0%
	Sixt Leasing SE	7,617	169,105	0.0%
	Sixt SE	80,910	4,909,657	0.1%
#	SMA Solar Technology AG	59,062	1,516,767	0.0%
*	SMT Scharf AG	18,103	217,352	0.0%
	Softing AG	21,576	288,679	0.0%
	Software AG	309,788	11,258,991	0.3%
#*	Solarworld AG	13,177	50,813	0.0%
*	Stabilus SA	29,094	1,517,611	0.0%
	Stada Arzneimittel AG	306,492	15,370,132	0.4%
	STRATEC Biomedical AG	21,521	1,230,348	0.0%
#	Stroeer SE & Co. KGaA	116,515	5,330,647	0.1%
	Suedzucker AG	438,206	11,241,099	0.3%
*	Suess MicroTec AG	105,674	740,455	0.0%
	Surteco SE	25,640	647,511	0.0%
	TAG Immobilien AG	798,736	10,650,867	0.3%
	Takkt AG	163,454	3,876,666	0.1%
	Technotrans AG	32,047	766,909	0.0%

10

The Continental Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
GERMANY — (Continued)
	TLG Immobilien AG	152,128	$3,189,417	0.1%
#*	Tom Tailor Holding AG	108,631	544,774	0.0%
	VERBIO Vereinigte BioEnergie AG	127,536	951,358	0.0%
#*	Vossloh AG	68,437	4,160,200	0.1%
#	VTG AG	80,128	2,445,264	0.1%
	Wacker Chemie AG	77,716	6,933,353	0.2%
	Wacker Neuson SE	146,155	2,021,996	0.1%
	Washtec AG	42,100	2,142,335	0.1%
	XING AG	16,563	3,378,107	0.1%
	Zeal Network SE	33,676	1,144,486	0.0%
TOTAL GERMANY			690,676,959	16.7%

GREECE — (0.0%)
*	Alfa Alfa Energy SA	3,810	—	0.0%
*	Alysida SA	2,376	—	0.0%
*	Atlantic Supermarkets SA	34,730	—	0.0%
*	Babis Vovos International Construction SA	21,073	—	0.0%
*	Balafas SA	15,200	—	0.0%
*	Elektroniki Athinon SA	7,497	—	0.0%
*	Etma Rayon SA	11,242	—	0.0%
*	Informatics SA	3,778	—	0.0%
*	Ipirotiki Software & Publications SA	22,110	—	0.0%
*	Lan-Net SA	12,688	—	0.0%
*	Neorion Holdings SA	14,991	—	0.0%
*	Promota Hellas SA	8,860	—	0.0%
*	T Bank SA	228,007	—	0.0%
*	Themeliodomi SA	37,422	—	0.0%
TOTAL GREECE			—	0.0%

IRELAND — (1.2%)
	C&C Group P.L.C.(B011Y09)	1,077,904	4,135,723	0.1%
	C&C Group P.L.C.(B010DT8)	399,607	1,547,124	0.0%
	Datalex P.L.C.	60,575	222,784	0.0%
*	FBD Holdings P.L.C.	125,728	872,938	0.0%
	Glanbia P.L.C.(4058629)	7,822	127,420	0.0%
	Glanbia P.L.C.(0066950)	700,613	11,410,889	0.3%
	IFG Group P.L.C.	302,015	597,637	0.0%
*	Independent News & Media P.L.C.	1,593,163	206,135	0.0%
	Irish Continental Group P.L.C.(BLP5857)	361,886	1,687,660	0.1%
	Irish Continental Group P.L.C.(BLP59W1)	234,200	1,075,521	0.0%
	Kingspan Group P.L.C.	583,900	14,298,661	0.4%
	Paddy Power Betfair P.L.C.	46,685	4,837,741	0.1%
	Smurfit Kappa Group P.L.C.	555,722	12,193,817	0.3%
TOTAL IRELAND			53,214,050	1.3%

ISRAEL — (1.8%)
*	ADO Group, Ltd.	49,052	631,923	0.0%
#*	Africa Israel Investments, Ltd.	1,160,746	333,016	0.0%
	Africa Israel Properties, Ltd.	78,320	1,350,192	0.0%
	Africa Israel Residences, Ltd.	594	12,077	0.0%
#*	Airport City, Ltd.	316,100	3,435,538	0.1%

11

The Continental Small Company Series
CONTINUED

				Percentage
		Shares	Value††	of Net Assets**
ISRAEL — (Continued)
	Albaad Massuot Yitzhak, Ltd.	466	$7,429	0.0%
#*	Allot Communications, Ltd.	127,151	664,619	0.0%
#	Alrov Properties and Lodgings, Ltd.	44,380	945,470	0.0%
	Amot Investments, Ltd.	452,653	1,888,942	0.1%
	Arad, Ltd.	1,053	10,016	0.0%
	Ashtrom Properties, Ltd.	23,018	88,571	0.0%
#*	AudioCodes, Ltd.	163,675	866,394	0.0%
	Avgol Industries 1953, Ltd.	407,132	481,819	0.0%
*	Azorim-Investment Development & Construction Co., Ltd.	380,820	356,064	0.0%
	Bayside Land Corp.	3,610	1,412,226	0.0%
#	Big Shopping Centers, Ltd.	17,790	1,195,661	0.0%
*	BioLine RX, Ltd.	59,630	60,046	0.0%
#	Blue Square Real Estate, Ltd.	22,369	905,564	0.0%
	Brack Capital Properties NV	11,927	1,024,557	0.0%
#*	Cellcom Israel, Ltd.	283,451	2,139,196	0.1%
#*	Ceragon Networks, Ltd.	109,184	285,502	0.0%
#*	Clal Biotechnology Industries, Ltd.	174,162	130,165	0.0%
#*	Clal Insurance Enterprises Holdings, Ltd.	88,091	1,011,888	0.0%
*	Cohen Development & Industrial Buildings, Ltd.	2,564	60,549	0.0%
#*	Compugen, Ltd.	185,531	1,069,812	0.0%
	Delek Automotive Systems, Ltd.	168,811	1,442,449	0.1%
#	Delta-Galil Industries, Ltd.	51,149	1,455,775	0.1%
	Direct Insurance Financial Investments, Ltd.	73,126	621,558	0.0%
	El Al Israel Airlines	1,470,062	1,433,070	0.0%
*	Electra Consumer Products 1970, Ltd.	12,719	168,490	0.0%
#	Electra, Ltd.	8,540	1,172,340	0.0%
#	Elron Electronic Industries, Ltd.	62,094	291,203	0.0%
	Energix-Renewable Energies, Ltd.	78,065	52,468	0.0%
*	Equital, Ltd.	7,312	138,024	0.0%
#*	Evogene, Ltd.	70,559	420,816	0.0%
#	First International Bank Of Israel, Ltd.	180,262	2,319,393	0.1%
	FMS Enterprises Migun, Ltd.	11,414	294,823	0.0%
	Formula Systems 1985, Ltd.	44,239	1,715,666	0.1%
	Fox Wizel, Ltd.	19,541	304,724	0.0%
	Frutarom Industries, Ltd.	27,256	1,440,278	0.0%
#*	Gilat Satellite Networks, Ltd.	113,132	497,466	0.0%
#*	Hadera Paper, Ltd.	10,176	367,246	0.0%
	Harel Insurance Investments & Financial Services, Ltd.	552,043	2,134,549	0.1%
	Hilan, Ltd.	45,185	693,272	0.0%
#	IDI Insurance Co., Ltd.	22,850	1,133,431	0.0%
#	Industrial Buildings Corp., Ltd.	475,849	572,224	0.0%
*	Israel Discount Bank, Ltd. Class A	2,736,507	5,025,945	0.1%
	Israel Land Development Co., Ltd. (The)	22,310	128,217	0.0%
*	Jerusalem Oil Exploration	45,662	2,009,606	0.1%
#*	Kamada, Ltd.	126,672	732,590	0.0%
*	Kenon Holdings, Ltd.	27,135	263,682	0.0%
	Kerur Holdings, Ltd.	7,088	162,459	0.0%
	Klil Industries, Ltd.	550	45,514	0.0%
	Maabarot Products, Ltd.	21,999	349,221	0.0%
	Magic Software Enterprises, Ltd.	92,863	682,885	0.0%
#	Matrix IT, Ltd.	178,144	1,263,124	0.0%
	Maytronics, Ltd.	129,036	456,503	0.0%

12

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
ISRAEL — (Continued)
#*	Mazor Robotics, Ltd.	228,777	$2,622,475	0.1%
	Meitav DS Investments, Ltd.	44,186	172,638	0.0%
#	Melisron, Ltd.	52,894	2,247,096	0.1%
*	Menora Mivtachim Holdings, Ltd.	123,424	1,096,553	0.0%
#*	Migdal Insurance & Financial Holding, Ltd.	1,543,756	1,019,406	0.0%
#	Mivtach Shamir Holdings, Ltd.	22,547	463,834	0.0%
#*	Naphtha Israel Petroleum Corp., Ltd.	160,542	870,952	0.0%
	Neto ME Holdings, Ltd.	5,555	436,949	0.0%
#*	Nova Measuring Instruments, Ltd.	119,308	1,423,031	0.0%
*	Oil Refineries, Ltd.	5,367,932	1,894,891	0.1%
#*	Partner Communications Co., Ltd.	459,954	2,145,556	0.1%
	Paz Oil Co., Ltd.	23,314	3,641,584	0.1%
*	Perion Network, Ltd.	16,455	17,487	0.0%
*	Phoenix Holdings, Ltd. (The)	280,698	802,266	0.0%
#	Plasson Industries, Ltd.	13,484	414,587	0.0%
#	Rami Levy Chain Stores Hashikma Marketing 2006, Ltd.	32,629	1,314,276	0.0%
#*	Redhill Biopharma, Ltd.	45,309	55,338	0.0%
#	Sapiens International Corp. NV	109,799	1,502,311	0.1%
	Scope Metals Group, Ltd.	830	14,315	0.0%
	Shapir Engineering and Industry, Ltd.	37,161	76,465	0.0%
#	Shikun & Binui, Ltd.	1,044,647	1,810,646	0.1%
	Shufersal, Ltd.	392,383	1,481,354	0.1%
*	Space Communication, Ltd.	17,611	113,640	0.0%
	Strauss Group, Ltd.	136,109	2,142,620	0.1%
*	Summit Real Estate Holdings, Ltd.	103,951	604,335	0.0%
	Tadiran Holdings, Ltd.	6,059	147,591	0.0%
#*	Tower Semiconductor, Ltd.	251,518	3,885,795	0.1%
*	Union Bank of Israel	126,346	424,841	0.0%
TOTAL ISRAEL			82,999,079	2.0%

ITALY — (8.6%)
	A2A SpA	8,290,391	11,290,490	0.3%
	ACEA SpA	302,509	3,918,489	0.1%
*	Aedes SIIQ SpA	691,904	264,027	0.0%
#*	Aeffe SpA	167,738	194,126	0.0%
	Alerion Cleanpower SpA	119,152	350,356	0.0%
#	Amplifon SpA	515,448	5,446,358	0.1%
	Anima Holding SpA	761,265	3,708,698	0.1%
	Ansaldo STS SpA	572,443	6,579,072	0.2%
*	Arnoldo Mondadori Editore SpA	724,145	716,332	0.0%
	Ascopiave SpA	424,667	1,241,515	0.0%
#	Astaldi SpA	288,057	1,162,678	0.0%
	Autogrill SpA	728,145	6,068,830	0.2%
	Azimut Holding SpA	623,078	10,001,347	0.3%
#*	Banca Carige SpA	1,893,751	646,442	0.0%
	Banca Finnat Euramerica SpA	616,149	225,866	0.0%
	Banca Generali SpA	284,313	6,322,155	0.2%
	Banca IFIS SpA	147,336	4,267,037	0.1%
	Banca Mediolanum SpA	1,097,031	7,584,957	0.2%
#*	Banca Monte dei Paschi di Siena SpA	1,988,426	532,585	0.0%
	Banca Popolare dell'Emilia Romagna SC	2,548,728	11,976,652	0.3%
#*	Banca Popolare dell'Etruria e del Lazio SC	1,058,027	—	0.0%

13

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
ITALY — (Continued)
#	Banca Popolare di Milano Scarl	22,383,595	$10,258,814	0.3%
	Banca Popolare di Sondrio Scarl	2,316,219	7,732,385	0.2%
	Banca Profilo SpA	1,221,744	235,171	0.0%
	Banco di Desio e della Brianza SpA	224,677	417,363	0.0%
	Banco Popolare SC	2,966,423	8,561,978	0.2%
#	BasicNet SpA	170,033	629,034	0.0%
	Biesse SpA	68,574	1,183,060	0.0%
	Brembo SpA	161,253	9,983,733	0.3%
#	Brunello Cucinelli SpA	101,511	2,010,751	0.1%
#	Buzzi Unicem SpA	409,864	7,970,912	0.2%
#	Cairo Communication SpA	339,858	1,458,007	0.0%
*	Caltagirone Editore SpA	6,277	4,788	0.0%
	Cembre SpA	39,007	541,624	0.0%
	Cementir Holding SpA	325,211	1,588,617	0.0%
	Cerved Information Solutions SpA	620,171	4,991,718	0.1%
	CIR-Compagnie Industriali Riunite SpA	2,065,487	2,302,486	0.1%
	Credito Emiliano SpA	471,853	2,660,008	0.1%
#	Credito Valtellinese SC	5,732,088	2,522,737	0.1%
	d'Amico International Shipping SA	830,428	284,652	0.0%
	Danieli & C Officine Meccaniche SpA	72,897	1,360,797	0.0%
	Datalogic SpA	111,466	2,336,856	0.1%
	Davide Campari-Milano SpA	1,402,760	14,127,948	0.4%
	De' Longhi SpA	274,771	6,429,014	0.2%
	DeA Capital SpA	526,890	623,304	0.0%
	DiaSorin SpA	116,636	7,168,176	0.2%
*	Ei Towers SpA	87,314	4,112,694	0.1%
	El.En. SpA	48,277	1,057,069	0.0%
	Elica SpA	4,665	9,427	0.0%
	ERG SpA	319,564	3,548,957	0.1%
	Esprinet SpA	169,978	1,259,500	0.0%
*	Eurotech SpA	90,850	120,221	0.0%
	Falck Renewables SpA	704,182	628,754	0.0%
*	Fincantieri SpA	2,268,686	1,029,179	0.0%
	FinecoBank Banca Fineco SpA	922,158	5,389,051	0.1%
	FNM SpA	627,039	284,286	0.0%
#	Geox SpA	453,868	977,673	0.0%
*	Gruppo Editoriale L'Espresso SpA	481,852	400,827	0.0%
#	Gruppo MutuiOnline SpA	103,077	914,767	0.0%
	Hera SpA	3,352,671	8,569,609	0.2%
	IMMSI SpA	1,202,186	500,281	0.0%
	Industria Macchine Automatiche SpA	70,748	4,375,637	0.1%
	Infrastrutture Wireless Italiane SpA	222,258	1,050,723	0.0%
*	Intek Group SpA	1,768,514	415,406	0.0%
	Interpump Group SpA	425,898	6,830,656	0.2%
	Iren SpA	2,952,554	5,298,209	0.1%
	Italmobiliare SpA	45,336	2,151,153	0.1%
*	Juventus Football Club SpA	2,188,514	704,605	0.0%
	La Doria SpA	65,929	554,941	0.0%
#	Maire Tecnimont SpA	643,190	1,550,742	0.0%
	MARR SpA	182,251	3,357,015	0.1%
	Mediaset SpA	4,351,208	12,443,268	0.3%
	Moleskine SpA	470,247	1,243,664	0.0%

14

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
ITALY — (Continued)
	Moncler SpA	664,534	$11,063,112	0.3%
#	Nice SpA	71,162	202,258	0.0%
	OVS SpA	75,261	412,284	0.0%
	Parmalat SpA	1,761,867	4,655,151	0.1%
#	Piaggio & C SpA	961,442	1,676,019	0.0%
#*	Prelios SpA	127,326	11,640	0.0%
#	Prima Industrie SpA	15,358	241,144	0.0%
	Prysmian SpA	1,026,230	25,519,884	0.6%
	Recordati SpA	474,431	13,416,369	0.3%
	Reno de Medici SpA	840,050	253,902	0.0%
	Reply SpA	23,664	2,974,665	0.1%
*	Retelit SpA	732,206	727,550	0.0%
*	Richard-Ginori 1735 SpA	8,489	—	0.0%
	Sabaf SpA	25,688	252,085	0.0%
#	SAES Getters SpA	40,332	524,342	0.0%
#*	Safilo Group SpA	176,776	1,850,021	0.1%
#*	Saipem SpA	26,968,903	11,089,930	0.3%
#	Salini Impregilo SpA	1,159,746	3,231,820	0.1%
#	Salvatore Ferragamo SpA	262,482	6,416,153	0.2%
	Saras SpA	1,637,194	2,843,723	0.1%
	SAVE SpA	85,250	1,673,524	0.0%
	Servizi Italia SpA	34,833	141,367	0.0%
#*	Snai SpA	117,457	153,684	0.0%
	Societa Cattolica di Assicurazioni SCRL	852,357	5,153,634	0.1%
	Societa Iniziative Autostradali e Servizi SpA	349,366	3,271,966	0.1%
#*	Sogefi SpA	284,842	654,723	0.0%
	SOL SpA	161,050	1,383,370	0.0%
	Tamburi Investment Partners SpA	418,473	1,681,525	0.0%
#*	Tiscali SpA	9,160,788	443,209	0.0%
#	Tod's SpA	70,079	4,094,990	0.1%
#*	Trevi Finanziaria Industriale SpA	509,518	750,951	0.0%
#	TXT e-solutions SpA	28,342	240,450	0.0%
#	Unione di Banche Italiane SpA	1,418,008	3,912,290	0.1%
	Unipol Gruppo Finanziario SpA	2,168,748	6,639,608	0.2%
	UnipolSai SpA	4,029,024	7,699,509	0.2%
	Vittoria Assicurazioni SpA	124,843	1,335,263	0.0%
#*	Yoox Net-A-Porter Group SpA	280,998	8,083,165	0.2%
	Zignago Vetro SpA	142,878	865,104	0.0%
TOTAL ITALY			384,200,643	9.3%

NETHERLANDS — (4.7%)
	Aalberts Industries NV	600,156	18,953,870	0.5%
	Accell Group	142,072	3,553,599	0.1%
	AFC Ajax NV	18,134	175,494	0.0%
	AMG Advanced Metallurgical Group NV	171,531	3,415,919	0.1%
	Amsterdam Commodities NV	92,796	2,096,472	0.1%
#	APERAM SA	270,393	12,297,153	0.3%
	Arcadis NV	374,341	4,927,097	0.1%
	ASM International NV	290,828	12,405,403	0.3%
*	Atag Group NV	4,630	—	0.0%
	BE Semiconductor Industries NV	181,415	5,909,928	0.1%
	Beter Bed Holding NV	97,492	1,765,326	0.0%

15

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
NETHERLANDS — (Continued)
	BinckBank NV	263,185	$1,561,747	0.0%
	Boskalis Westminster	431,756	13,924,803	0.3%
	Brunel International NV	118,473	1,934,664	0.1%
	Corbion NV	334,113	7,707,510	0.2%
	Delta Lloyd NV	2,709,093	16,366,532	0.4%
*	Fugro NV	381,770	6,826,903	0.2%
#	Gemalto NV	304,031	16,518,507	0.4%
*	Heijmans NV	126,289	1,209,227	0.0%
	Hunter Douglas NV	9,617	512,897	0.0%
	IMCD Group NV	44,045	1,904,863	0.1%
	KAS Bank NV	80,799	732,571	0.0%
	Kendrion NV	67,325	1,941,694	0.1%
#	Koninklijke BAM Groep NV	1,407,837	6,550,203	0.2%
	Koninklijke Vopak NV	180,802	9,125,530	0.2%
	Nederland Apparatenfabriek	27,865	963,617	0.0%
#*	OCI NV	292,497	4,059,992	0.1%
*	Ordina NV	866,273	2,307,968	0.1%
*	PostNL NV	2,511,108	11,826,474	0.3%
	Refresco Group NV	24,884	363,498	0.0%
	SBM Offshore NV	949,667	13,631,854	0.3%
	Sligro Food Group NV	134,261	4,805,955	0.1%
#*	SNS Reaal NV	705,718	—	0.0%
#	Telegraaf Media Groep NV	170,034	690,162	0.0%
	TKH Group NV	223,860	8,615,393	0.2%
#*	TomTom NV	575,952	4,657,480	0.1%
	Van Lanschot NV	24,773	507,894	0.0%
	Wessanen	469,148	5,605,603	0.1%
TOTAL NETHERLANDS			210,353,802	5.1%

NORWAY — (2.6%)
	ABG Sundal Collier Holding ASA	1,786,130	1,057,073	0.0%
	AF Gruppen ASA	18,991	335,575	0.0%
#*	Akastor ASA	917,989	1,265,545	0.0%
#	Aker ASA Class A	130,540	4,817,302	0.1%
*	Aker BP ASA	465,731	7,452,456	0.2%
#*	Aker Solutions ASA	618,359	2,836,265	0.1%
#	American Shipping Co. ASA	196,875	593,527	0.0%
	Arendals Fossekompani A.S.	90	30,482	0.0%
	Atea ASA	349,436	3,128,921	0.1%
	Austevoll Seafood ASA	517,682	4,667,427	0.1%
#*	Axactor AB	3,911,279	1,377,629	0.0%
*	Axactor Rights Dummy	3,911,279	12,229	0.0%
	Bakkafrost P/F	172,423	7,229,217	0.2%
*	Biotec Pharmacon ASA	139,685	210,330	0.0%
	Bonheur ASA	140,320	903,988	0.0%
	Borregaard ASA	462,575	4,534,068	0.1%
#	BW LPG, Ltd.	250,209	807,168	0.0%
#	BW Offshore, Ltd.	43,189,561	1,773,724	0.0%
*	Deep Sea Supply P.L.C.	254,547	41,584	0.0%
#*	DNO ASA	3,249,546	2,773,411	0.1%
	Ekornes ASA	111,584	1,404,073	0.0%
	Entra ASA	19,596	210,046	0.0%

16

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
NORWAY — (Continued)
*	Farstad Shipping ASA	6,779	$5,509	0.0%
#*	Fred Olsen Energy ASA	147,008	252,287	0.0%
#	Frontline, Ltd.	148,250	1,086,091	0.0%
	Grieg Seafood ASA	257,604	2,266,940	0.1%
#*	Hexagon Composites ASA	394,620	1,383,224	0.0%
#	Hoegh LNG Holdings Ltd.	219,136	2,296,158	0.1%
*	Kongsberg Automotive ASA	2,171,519	1,792,423	0.1%
	Kongsberg Gruppen ASA	4,235	60,461	0.0%
	Kvaerner ASA	1,616,475	2,120,681	0.1%
#*	Nordic Semiconductor ASA	703,953	2,816,892	0.1%
#*	Norske Skogindustrier ASA	1,270,388	449,126	0.0%
#*	Norwegian Air Shuttle ASA	149,161	5,029,990	0.1%
	Norwegian Property ASA	521,881	680,154	0.0%
#	Ocean Yield ASA	230,469	1,924,374	0.1%
*	Odfjell SE Class A	134,257	438,885	0.0%
	Olav Thon Eiendomsselskap ASA	115,054	2,262,067	0.1%
*	Opera Software ASA	514,924	3,628,444	0.1%
#*	Petroleum Geo-Services ASA	1,015,024	2,724,741	0.1%
#*	PhotoCure ASA	57,224	261,784	0.0%
*	Prosafe SE	3,735,854	126,176	0.0%
#	Protector Forsikring ASA	285,028	2,439,057	0.1%
#*	Q-Free ASA	179,836	167,612	0.0%
#*	REC Silicon ASA	14,281,005	1,782,269	0.1%
#	Scatec Solar ASA	154,153	620,904	0.0%
#*	Seadrill, Ltd.	326,851	694,933	0.0%
	Selvaag Bolig ASA	139,333	680,639	0.0%
#*	Sevan Marine ASA	124,800	257,055	0.0%
*	Solstad Offshore ASA	72,220	116,668	0.0%
#*	Songa Offshore	7,333,657	176,981	0.0%
	SpareBank 1 SMN	131,684	968,591	0.0%
	SpareBank 1 SR-Bank ASA	194,009	1,156,336	0.0%
#	Stolt-Nielsen, Ltd.	121,666	1,494,058	0.0%
#*	Storebrand ASA	762,009	3,919,113	0.1%
#	TGS Nopec Geophysical Co. ASA	351,607	7,112,057	0.2%
	Tomra Systems ASA	647,834	7,033,202	0.2%
*	Treasure ASA	249,256	552,406	0.0%
#	Veidekke ASA	395,147	5,905,609	0.1%
#	Wilh Wilhelmsen ASA	306,364	967,837	0.0%
#	Wilh Wilhelmsen Holding ASA Class A	61,068	1,304,243	0.0%
	XXL ASA	146,272	1,830,994	0.1%
TOTAL NORWAY			118,249,011	2.9%

PORTUGAL — (0.9%)
	Altri SGPS SA	577,518	2,012,338	0.1%
*	Banco BPI SA	2,573,144	3,194,190	0.1%
#*	Banco Comercial Portugues SA Class R	4,200,763	5,594,762	0.1%
*	Banco Espirito Santo SA	4,777,921	—	0.0%
	Corticeira Amorim SGPS SA	3,086	30,981	0.0%
	CTT-Correios de Portugal SA	692,539	4,582,356	0.1%
	EDP Renovaveis SA	182,845	1,381,275	0.0%
	Ibersol SGPS SA	24,481	306,506	0.0%
	Mota-Engil SGPS SA	677,759	1,323,206	0.0%

17

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
PORTUGAL — (Continued)
	Navigator Co SA (The)	2,010,412	$5,887,895	0.2%
	NOS SGPS SA	1,079,047	7,170,568	0.2%
	Novabase SGPS SA	65,729	163,207	0.0%
	REN - Redes Energeticas Nacionais SGPS SA	1,346,999	3,936,164	0.1%
	Semapa-Sociedade de Investimento e Gestao	103,793	1,332,180	0.0%
	Sonae Capital SGPS SA	252,051	194,451	0.0%
	Sonae SGPS SA	4,901,591	3,897,005	0.1%
	Teixeira Duarte SA	710,639	145,603	0.0%
TOTAL PORTUGAL			41,152,687	1.0%

SPAIN — (5.4%)
	Acciona SA	148,641	11,295,723	0.3%
	Acerinox SA	839,895	10,335,573	0.3%
#	Adveo Group International SA	104,096	380,462	0.0%
	Almirall SA	289,516	4,161,829	0.1%
#*	Amper SA	2,752,422	362,093	0.0%
	Applus Services SA	407,282	3,907,840	0.1%
	Atresmedia Corp de Medios de Comunicacion SA	353,910	3,636,270	0.1%
	Azkoyen SA	64,022	369,083	0.0%
	Banco Popular Espanol SA	1,170,644	1,280,839	0.0%
	Bankinter SA	283,386	2,166,024	0.1%
*	Baron de Ley	13,360	1,512,394	0.0%
#	Bolsas y Mercados Espanoles SHMSF SA	410,153	12,395,730	0.3%
#*	Caja de Ahorros del Mediterraneo	116,412	—	0.0%
	Cellnex Telecom SA	555,271	9,105,884	0.2%
*	Cementos Portland Valderrivas SA	68,410	468,683	0.0%
	Cia de Distribucion Integral Logista Holdings SA	141,672	3,141,775	0.1%
	Cie Automotive SA	249,123	5,128,649	0.1%
	Clinica Baviera SA	3,698	35,908	0.0%
	Construcciones y Auxiliar de Ferrocarriles SA	9,124	3,432,627	0.1%
#*	Deoleo SA	898,878	177,530	0.0%
	Distribuidora Internacional de Alimentacion SA	2,929,226	15,645,268	0.4%
#	Duro Felguera SA	420,986	512,241	0.0%
	Ebro Foods SA	366,900	7,911,600	0.2%
*	eDreams ODIGEO SA	279,986	852,018	0.0%
	Elecnor SA	191,752	1,897,734	0.0%
	Ence Energia y Celulosa SA	1,037,062	2,260,057	0.1%
#*	Ercros SA	793,700	1,819,672	0.0%
	Faes Farma SA	1,379,422	5,063,963	0.1%
	Fluidra SA	159,343	761,789	0.0%
	Gamesa Corp. Tecnologica SA	1,203,576	27,788,671	0.7%
	Grupo Catalana Occidente SA	203,062	6,394,678	0.2%
#*	Grupo Ezentis SA	946,893	535,333	0.0%
	Iberpapel Gestion SA	36,518	798,870	0.0%
#*	Indra Sistemas SA	587,934	7,270,770	0.2%
	Inmobiliaria Colonial SA	1,007,155	7,102,106	0.2%
	Inmobiliaria del Sur SA	2,902	26,185	0.0%
	Laboratorios Farmaceuticos Rovi SA	68,607	927,882	0.0%
*	Liberbank SA	1,775,702	1,761,258	0.0%
	Mediaset Espana Comunicacion SA	943,903	10,533,212	0.3%
	Melia Hotels International SA	459,423	5,672,456	0.1%
	Miquel y Costas & Miquel SA	38,660	1,641,755	0.0%
18

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SPAIN — (Continued)
*	NH Hotel Group SA	1,249,728	$5,514,222	0.1%
	Nmas1 Dinamia SA	20,438	179,588	0.0%
#	Obrascon Huarte Lain SA	747,423	2,995,842	0.1%
	Papeles y Cartones de Europa SA	275,558	1,437,411	0.0%
*	Pescanova SA	68,547	—	0.0%
*	Pharma Mar SA	983,996	2,656,571	0.1%
	Prim SA	39,424	362,315	0.0%
#*	Promotora de Informaciones SA Class A	284,300	1,969,743	0.1%
	Prosegur Cia de Seguridad SA	1,304,355	9,458,137	0.2%
#*	Quabit Inmobiliaria SA	133,934	267,251	0.0%
*	Realia Business SA	755,842	731,002	0.0%
	Sacyr SA	1,590,914	3,627,202	0.1%
	Saeta Yield SA	83,749	808,421	0.0%
#*	Solaria Energia y Medio Ambiente SA	207,171	187,201	0.0%
#*	Talgo SA	171,227	795,137	0.0%
	Tecnicas Reunidas SA	165,741	6,201,386	0.2%
	Tecnocom Telecomunicaciones y Energia SA	147,909	521,918	0.0%
	Tubacex SA	655,565	1,949,296	0.0%
#*	Tubos Reunidos SA	510,636	475,264	0.0%
	Vidrala SA	82,427	4,708,968	0.1%
	Viscofan SA	229,641	10,811,859	0.3%
#*	Vocento SA	231,302	309,323	0.0%
	Zardoya Otis SA	735,771	6,196,741	0.2%
TOTAL SPAIN			242,637,232	5.8%

SWEDEN — (7.8%)
	AAK AB	121,469	8,021,229	0.2%
	Acando AB	433,023	1,108,781	0.0%
*	AddLife AB	85,369	1,319,392	0.0%
	AddNode Group AB	22,737	144,809	0.0%
	AddTech AB Class B	273,182	3,885,685	0.1%
	AF AB Class B	294,066	5,381,817	0.1%
#*	Anoto Group AB	4,862,822	93,833	0.0%
#*	Arcam AB	6,436	211,910	0.0%
*	Arise AB	36,861	81,677	0.0%
#	Atrium Ljungberg AB Class B	102,923	1,598,919	0.0%
#	Avanza Bank Holding AB	95,405	3,606,555	0.1%
	B&B Tools AB Class B	123,792	2,756,428	0.1%
*	BE Group AB	1,335	5,574	0.0%
	Beijer Alma AB	109,736	2,534,977	0.1%
	Beijer Electronics AB	53,995	234,448	0.0%
	Beijer Ref AB	71,389	1,671,098	0.0%
	Betsson AB	443,610	4,282,129	0.1%
	Bilia AB Class A	272,368	6,494,301	0.2%
	BillerudKorsnas AB	507,688	8,336,968	0.2%
	BioGaia AB Class B	80,672	2,465,678	0.1%
	Biotage AB	312,490	1,514,417	0.0%
	Bjorn Borg AB	33,945	151,086	0.0%
#*	Bonava AB	9,670	117,086	0.0%
*	Bonava AB Class B	156,829	1,937,740	0.1%
	Bulten AB	78,904	789,077	0.0%
	Bure Equity AB	316,106	3,463,483	0.1%

19

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWEDEN — (Continued)
	Byggmax Group AB	343,939	$2,265,582	0.1%
	Castellum AB	353,569	4,790,852	0.1%
	Catena AB	53,725	783,826	0.0%
	Cavotec SA	16,457	44,494	0.0%
	Clas Ohlson AB Class B	176,242	2,488,073	0.1%
	Cloetta AB Class B	1,216,113	4,308,928	0.1%
	Com Hem Holding AB	197,160	1,774,238	0.0%
	Concentric AB	217,808	2,590,305	0.1%
	Concordia Maritime AB Class B	100,760	177,215	0.0%
	Corem Property Group AB Class B	2,296	8,995	0.0%
	Dios Fastigheter AB	254,122	1,692,299	0.0%
*	Doro AB	151,342	963,785	0.0%
	Duni AB	203,817	2,711,127	0.1%
	Dustin Group AB	79,854	544,416	0.0%
	East Capital Explorer AB	49,286	327,540	0.0%
*	Elanders AB	2,096	25,469	0.0%
#	Elanders AB Class B	7,650	92,947	0.0%
#	Elekta AB Class B	1,454,797	12,613,564	0.3%
	Eltel AB	62,791	389,639	0.0%
	Enea AB	63,008	564,720	0.0%
#*	Eniro AB	1,279,580	39,756	0.0%
	Fabege AB	651,224	10,998,798	0.3%
#	Fagerhult AB	61,882	1,576,492	0.0%
	Fenix Outdoor International AG	8,198	544,463	0.0%
	Granges AB	233,849	2,272,434	0.1%
	Gunnebo AB	149,602	693,438	0.0%
	Haldex AB	218,762	2,817,850	0.1%
	Heba Fastighets AB Class B	42,288	530,886	0.0%
	Hemfosa Fastigheter AB	672,254	6,320,747	0.2%
	Hexpol AB	767,636	6,308,612	0.2%
	HIQ International AB	281,281	1,750,864	0.0%
	HMS Networks AB	7,040	205,585	0.0%
	Hoist Finance AB	60,868	548,960	0.0%
	Holmen AB Class B	264,932	9,064,835	0.2%
	Hufvudstaden AB Class A	235,964	3,652,126	0.1%
	Indutrade AB	377,535	7,022,301	0.2%
#	Intrum Justitia AB	385,511	11,886,259	0.3%
	Inwido AB	156,802	1,713,533	0.0%
	ITAB Shop Concept AB Class B	55,585	431,632	0.0%
	JM AB	385,931	11,110,705	0.3%
	KappAhl AB	304,652	1,588,597	0.0%
#*	Karo Pharma AB	4,475	15,873	0.0%
#*	Karolinska Development AB Class B	90,079	54,886	0.0%
	Klovern AB Class B	2,268,287	2,392,793	0.1%
	KNOW IT AB	68,989	617,034	0.0%
	Kungsleden AB	819,649	5,168,153	0.1%
	Lagercrantz Group AB Class B	244,772	2,248,138	0.1%
	Lifco AB Class B	14,657	370,852	0.0%
	Lindab International AB	384,759	3,294,868	0.1%
	Loomis AB Class B	312,800	8,891,439	0.2%
*	Medivir AB Class B	147,036	1,078,185	0.0%
#	Mekonomen AB	149,584	2,659,192	0.1%

20

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWEDEN — (Continued)
#	Modern Times Group MTG AB Class B	319,844	$8,608,118	0.2%
#	MQ Holding AB	165,718	623,225	0.0%
#	Mycronic AB	460,561	4,807,217	0.1%
	NCC AB Class B	449,781	11,429,831	0.3%
	Nederman Holding AB	4,621	96,541	0.0%
#*	Net Insight AB Class B	1,229,052	917,396	0.0%
	NetEnt AB	876,576	6,907,301	0.2%
	New Wave Group AB Class B	241,923	1,339,282	0.0%
	Nibe Industrier AB Class B	827,086	6,152,073	0.2%
	Nobia AB	745,291	6,496,049	0.2%
	Nolato AB Class B	134,540	3,857,718	0.1%
#	Nordnet AB Class B	388,808	1,596,987	0.0%
	OEM International AB Class B	44,190	677,957	0.0%
#	Opus Group AB	867,270	638,201	0.0%
*	Oriflame Holding AG	150,200	5,518,261	0.1%
	Pandox AB	3,646	57,854	0.0%
	Peab AB	816,406	6,923,964	0.2%
	Pricer AB Class B	768,155	804,823	0.0%
	Proact IT Group AB	39,943	616,443	0.0%
#	Probi AB(B04FH87)	11,327	508,051	0.0%
*	Probi AB(BDB5DL6)	2,768	124,117	0.0%
#*	Qliro Group AB	424,463	438,979	0.0%
	Ratos AB Class B	1,069,160	4,394,017	0.1%
	RaySearch Laboratories AB	81,567	1,804,185	0.1%
#	Recipharm AB Class B	80,523	1,173,201	0.0%
	Rezidor Hotel Group AB	413,235	1,686,095	0.0%
	Saab AB Class B	88,827	3,146,041	0.1%
#	Sagax AB Class B	83,213	734,282	0.0%
#*	SAS AB	738,160	1,250,051	0.0%
	Scandi Standard AB	215,392	1,506,865	0.0%
	Sectra AB Class B	58,461	902,916	0.0%
#	Semcon AB	100,425	519,710	0.0%
#*	Sensys Gatso Group AB	343,311	81,261	0.0%
	SkiStar AB	110,113	1,692,871	0.0%
#*	SSAB AB Class A(B17H0S8)	1,081,113	3,428,958	0.1%
#*	SSAB AB Class A(BPRBWK4)	189,016	601,247	0.0%
*	SSAB AB Class B(B17H3F6)	2,535,211	6,728,791	0.2%
*	SSAB AB Class B(BPRBWM6)	1,131,651	3,006,423	0.1%
	Sweco AB Class B	316,495	6,349,538	0.2%
	Swedol AB Class B	48,327	133,768	0.0%
	Systemair AB	48,630	624,803	0.0%
	Thule Group AB (The)	226,270	3,492,807	0.1%
	Transcom Worldwide AB	35,939	258,043	0.0%
#	Unibet Group P.L.C.	1,048,368	9,258,633	0.2%
	VBG Group AB Class B	137	2,301	0.0%
#	Victoria Park AB Class B	358,165	884,691	0.0%
	Vitrolife AB	71,728	3,710,816	0.1%
	Wallenstam AB Class B	790,622	6,089,872	0.2%
	Wihlborgs Fastigheter AB	342,126	6,631,190	0.2%
TOTAL SWEDEN			348,471,161	8.4%

21

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWITZERLAND — (12.1%)
#*	AFG Arbonia-Forster Holding AG	183,624	$2,755,034	0.1%
	Allreal Holding AG	61,547	9,058,060	0.2%
*	Alpiq Holding AG	12,042	1,118,308	0.0%
	ALSO Holding AG	16,110	1,475,472	0.0%
#	ams AG	372,640	10,434,297	0.3%
	APG SGA SA	7,581	3,168,101	0.1%
	Aryzta AG	296,434	13,025,739	0.3%
	Ascom Holding AG	210,467	3,604,007	0.1%
	Autoneum Holding AG	16,300	4,313,282	0.1%
	Bachem Holding AG Class B	23,344	2,079,128	0.1%
	Baloise Holding AG	193,722	23,833,522	0.6%
	Bank Coop AG	30,632	1,297,200	0.0%
	Banque Cantonale de Geneve	3,968	1,172,693	0.0%
	Banque Cantonale du Jura SA	4,442	232,472	0.0%
	Banque Cantonale Vaudoise	11,753	7,383,687	0.2%
#	Basler Kantonalbank	5,896	399,030	0.0%
	Belimo Holding AG	2,156	6,582,384	0.2%
	Bell AG	4,181	1,788,888	0.0%
	Bellevue Group AG	49,926	749,843	0.0%
#	Berner Kantonalbank AG	22,665	4,114,510	0.1%
	BFW Liegenschaften AG	620	24,773	0.0%
#	BKW AG	64,177	2,985,841	0.1%
	Bobst Group SA	44,716	2,461,044	0.1%
	Bossard Holding AG Class A	32,905	4,687,607	0.1%
	Bucher Industries AG	32,790	7,284,488	0.2%
	Burckhardt Compression Holding AG	11,640	3,374,622	0.1%
	Burkhalter Holding AG	20,988	2,687,716	0.1%
	Calida Holding AG	25,084	872,296	0.0%
	Carlo Gavazzi Holding AG	1,415	349,224	0.0%
	Cembra Money Bank AG	119,427	9,128,117	0.2%
	Cham Paper Holding AG	1,894	603,192	0.0%
#*	Charles Voegele Holding AG	41,895	267,058	0.0%
*	Cicor Technologies	5,936	147,784	0.0%
	Cie Financiere Tradition SA	9,458	749,369	0.0%
	Clariant AG	815,669	13,507,035	0.3%
	Coltene Holding AG	20,595	1,468,809	0.0%
	Conzzeta AG	6,116	4,224,452	0.1%
	COSMO Pharmaceuticals NV	4,113	597,475	0.0%
	Daetwyler Holding AG	37,940	5,197,404	0.1%
	DKSH Holding AG	91,087	6,312,951	0.2%
	dorma+kaba Holding AG Class B	16,675	11,587,178	0.3%
	Edmond de Rothschild Suisse SA	147	2,059,082	0.0%
	EFG International AG	295,881	1,594,866	0.0%
	Emmi AG	12,810	7,567,255	0.2%
	Energiedienst Holding AG	68,912	1,782,845	0.0%
#*	Evolva Holding SA	363,874	154,325	0.0%
	Feintool International Holding AG	7,642	889,245	0.0%
	Flughafen Zuerich AG	104,871	19,277,802	0.5%
	Forbo Holding AG	6,853	8,736,041	0.2%
	GAM Holding AG	925,197	8,961,980	0.2%
*	Gategroup Holding AG	146,738	7,719,620	0.2%
	Georg Fischer AG	22,511	19,958,153	0.5%

22

The Continental Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
SWITZERLAND — (Continued)
	Gurit Holding AG	2,329	$1,971,218	0.0%
	Helvetia Holding AG	36,269	18,869,464	0.5%
#	HOCHDORF Holding AG	3,791	1,054,506	0.0%
	Huber & Suhner AG	69,938	4,072,424	0.1%
	Implenia AG	85,074	5,697,842	0.1%
	Inficon Holding AG	9,382	3,369,222	0.1%
	Interroll Holding AG	3,127	3,413,176	0.1%
	Intershop Holding AG	8,065	4,118,696	0.1%
#	Jungfraubahn Holding AG	4,456	417,533	0.0%
	Kardex AG	35,549	3,043,697	0.1%
	Komax Holding AG	18,489	4,452,433	0.1%
	Kudelski SA	195,049	3,362,795	0.1%
*	Lastminute.com NV	3,079	43,901	0.0%
	LEM Holding SA	3,773	4,210,370	0.1%
	Liechtensteinische Landesbank AG	29,197	1,180,197	0.0%
#	Logitech International SA	650,486	15,732,970	0.4%
#	Luzerner Kantonalbank AG	16,857	6,550,429	0.2%
	MCH Group AG	1,404	94,365	0.0%
	Metall Zug AG	880	2,827,760	0.1%
#*	Meyer Burger Technology AG	395,076	1,290,958	0.0%
#	Mobilezone Holding AG	133,170	1,978,729	0.0%
	Mobimo Holding AG	32,716	7,872,052	0.2%
	OC Oerlikon Corp. AG	929,429	8,737,524	0.2%
#*	Orascom Development Holding AG	60,240	361,062	0.0%
#	Orell Fuessli Holding AG	5,028	610,719	0.0%
	Orior AG	28,059	2,268,479	0.1%
	Panalpina Welttransport Holding AG	63,044	8,178,387	0.2%
*	Parco Industriale e Immobiliare SA	600	—	0.0%
	Phoenix Mecano AG	3,019	1,544,975	0.0%
	Plazza AG	5,852	1,391,396	0.0%
	PSP Swiss Property AG	201,709	18,048,619	0.4%
	Rieter Holding AG	17,376	3,299,872	0.1%
	Romande Energie Holding SA	2,625	3,229,437	0.1%
	Schaffner Holding AG	2,950	701,930	0.0%
#*	Schmolz + Bickenbach AG	2,676,034	1,755,100	0.0%
	Schweiter Technologies AG	4,417	4,758,760	0.1%
	SFS Group AG	27,826	2,096,385	0.1%
	Siegfried Holding AG	21,530	4,427,442	0.1%
	St Galler Kantonalbank AG	11,780	4,421,608	0.1%
	Straumann Holding AG	45,962	17,244,502	0.4%
	Sulzer AG	107,928	10,628,874	0.3%
	Sunrise Communications Group AG	123,442	8,434,210	0.2%
	Swiss Prime Site AG	139,414	11,562,873	0.3%
	Swissquote Group Holding SA	45,894	1,304,299	0.0%
	Tamedia AG	14,493	2,366,742	0.1%
	Tecan Group AG	39,022	6,430,064	0.2%
	Temenos Group AG	318,043	20,539,697	0.5%
	Thurgauer Kantonalbank	659	60,199	0.0%
	U-Blox AG	30,554	5,775,495	0.1%
	Valiant Holding AG	83,882	7,952,684	0.2%
	Valora Holding AG	15,777	4,584,214	0.1%
	Vaudoise Assurances Holding SA	5,091	2,475,915	0.1%

23

The Continental Small Company Series
continued

			Percentage
	Shares	Value††	of Net Assets**
SWITZERLAND — (Continued)
# Vetropack Holding AG	949	$1,556,659	0.0%
* Von Roll Holding AG	250,484	169,759	0.0%
Vontobel Holding AG	136,975	6,707,233	0.2%
VP Bank AG	6,639	651,731	0.0%
VZ Holding AG	10,596	3,134,358	0.1%
Walliser Kantonalbank	16,716	1,266,699	0.0%
Walter Meier AG	22,913	833,050	0.0%
Ypsomed Holding AG	16,382	3,128,025	0.1%
* Zehnder Group AG	57,019	2,369,369	0.1%
Zug Estates Holding AG Class B	612	1,022,525	0.0%
Zuger Kantonalbank AG	608	3,038,503	0.1%
TOTAL SWITZERLAND		540,499,417	13.0%
TOTAL COMMON STOCKS		4,098,885,635	98.8%

PREFERRED STOCKS — (0.8%)
GERMANY — (0.8%)
Biotest AG	88,910	1,238,158	0.1%
Draegerwerk AG & Co. KGaA	31,455	2,246,412	0.1%
Fuchs Petrolub SE	212,417	9,507,561	0.2%
Jungheinrich AG	245,511	7,751,288	0.2%
Sartorius AG	117,188	9,224,631	0.2%
Sixt SE	60,257	2,690,295	0.1%
STO SE & Co. KGaA	8,021	961,374	0.0%
Villeroy & Boch AG	41,209	634,448	0.0%
TOTAL GERMANY		34,254,167	0.9%
TOTAL PREFERRED STOCKS		34,254,167	0.9%

RIGHTS/WARRANTS — (0.0%)
AUSTRIA — (0.0%)
* Intercell AG Rights	254,689	—	0.0%

SPAIN — (0.0%)
* Papeles y Cartones de Europa S.A. Rights 11/14/16	275,558	55,356	0.0%

SWEDEN — (0.0%)
#* Sagax AB	15,000	—	0.0%
TOTAL RIGHTS/WARRANTS		55,356	0.0%
TOTAL INVESTMENT SECURITIES		4,133,195,158

		Value†
SECURITIES LENDING COLLATERAL — (7.8%)
§@ DFA Short Term Investment Fund	30,261,802	350,189,570	8.4%
TOTAL INVESTMENTS — (100.0%) (Cost $3,879,139,342)		$4,483,384,728	108.1%

24

The Continental Small Company Series
continued

Summary of the Series' investments as of October 31, 2016, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	—	$138,279,857	—	$138,279,857
Belgium	—	191,665,701	—	191,665,701
Denmark	—	204,041,200	—	204,041,200
Finland	—	292,384,682	—	292,384,682
France	—	560,060,154	—	560,060,154
Germany	$1,885,545	688,791,414	—	690,676,959
Greece	—	—	—	—
Ireland	—	53,214,050	—	53,214,050
Israel	—	82,999,079	—	82,999,079
Italy	—	384,200,643	—	384,200,643
Netherlands	—	210,353,802	—	210,353,802
Norway	—	118,249,011	—	118,249,011
Portugal	—	41,152,687	—	41,152,687
Spain	—	242,637,232	—	242,637,232
Sweden	124,117	348,347,044	—	348,471,161
Switzerland	—	540,499,417	—	540,499,417
Preferred Stocks
Germany	—	34,254,167	—	34,254,167
Rights/Warrants
Austria	—	—	—	—
Spain	—	55,356	—	55,356
Sweden	—	—	—	—
Securities Lending Collateral	—	350,189,570	—	350,189,570
TOTAL	$2,009,662	$4,481,375,066	—	$4,483,384,728

25

THE CANADIAN SMALL COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2016

				Percentage
		Shares	Value††	of Net Assets**
COMMON STOCKS — (81.3%)
Consumer Discretionary — (7.7%)
	Aimia, Inc.	467,893	$2,529,057	0.3%
*	Amaya, Inc.	17,000	227,630	0.0%
#	AutoCanada, Inc.	134,781	2,215,702	0.2%
#	BMTC Group, Inc.	17,481	173,337	0.0%
*	BRP, Inc.	169,622	3,279,131	0.4%
	Cineplex, Inc.	318,474	12,109,278	1.3%
	Cogeco Communications, Inc.	83,095	3,875,660	0.4%
	Cogeco, Inc.	38,068	1,403,461	0.2%
#	Corus Entertainment, Inc. Class B	740,938	6,115,100	0.7%
	DHX Media, Ltd.(BRF12N3)	2,500	12,674	0.0%
	DHX Media, Ltd.(BRF12P5)	350,110	1,777,566	0.2%
	Dorel Industries, Inc. Class B	169,797	4,310,436	0.5%
#	Enercare, Inc.	509,859	7,366,784	0.8%
#	Gamehost, Inc.	46,573	367,362	0.0%
#*	Glacier Media, Inc.	171,625	89,568	0.0%
	goeasy, Ltd.	3,600	68,361	0.0%
*	Great Canadian Gaming Corp.	299,800	4,979,903	0.5%
#	Hudson's Bay Co.	319,911	3,930,615	0.4%
#*	IMAX Corp.	259,917	7,862,489	0.9%
*	Indigo Books & Music, Inc.	2,302	29,605	0.0%
*	Intertain Group, Ltd. (The)	348,348	2,152,990	0.2%
#	Leon's Furniture, Ltd.	138,675	1,722,452	0.2%
	Linamar Corp.	144,412	5,873,164	0.6%
	Martinrea International, Inc.	476,656	2,796,751	0.3%
#	MTY Food Group, Inc.	72,863	2,629,217	0.3%
#*	Performance Sports Group, Ltd.	66,703	176,045	0.0%
#	Pizza Pizza Royalty Corp.	100,426	1,138,056	0.1%
	Reitmans Canada, Ltd. Class A	260,312	1,275,069	0.1%
#*	Sears Canada, Inc.	50,217	97,716	0.0%
#	Torstar Corp. Class B	343,089	427,167	0.1%
*	TVA Group, Inc. Class B	7,000	18,266	0.0%
	Uni-Select, Inc.	96,705	2,175,917	0.2%
	Vail Resorts, Inc.	17,397	2,773,722	0.3%
#*	Yellow Pages, Ltd.	147,535	2,390,170	0.3%
	Zenith Capital Corp.	111,820	6,753	0.0%
Total Consumer Discretionary			88,377,174	9.5%

Consumer Staples — (3.6%)
	AGT Food & Ingredients, Inc.	125,802	3,577,192	0.4%
	Andrew Peller, Ltd. Class A	25,200	209,295	0.0%
	Clearwater Seafoods, Inc.	90,557	921,571	0.1%
	Corby Spirit and Wine, Ltd.	70,767	1,284,179	0.1%
	Cott Corp.(2228952)	600,036	7,868,958	0.9%
	Cott Corp.(22163N106)	96,682	1,267,501	0.1%
	High Liner Foods, Inc.	83,191	1,523,897	0.2%
	Jean Coutu Group PJC, Inc. (The) Class A	148,393	2,234,801	0.2%
#	Liquor Stores N.A., Ltd.	179,711	1,430,935	0.2%
	Maple Leaf Foods, Inc.	219,264	4,994,047	0.5%
*	Neptune Technologies & Bioressources, Inc.	22,102	23,399	0.0%
	North West Co., Inc. (The)	255,510	4,876,654	0.5%

1

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Consumer Staples — (Continued)
	Premium Brands Holdings Corp.	132,462	$6,410,280	0.7%
#	Rogers Sugar, Inc.	510,071	2,388,165	0.3%
#*	SunOpta, Inc.	301,440	2,000,161	0.2%
Total Consumer Staples			41,011,035	4.4%

Energy — (19.2%)
*	Advantage Oil & Gas, Ltd.	1,100,531	7,425,487	0.8%
#*	Africa Oil Corp.	327,699	469,084	0.1%
	AKITA Drilling, Ltd. Class A	40,600	251,234	0.0%
#*	Athabasca Oil Corp.	1,544,785	1,451,151	0.2%
#*	Baytex Energy Corp.	1,304,806	5,019,607	0.5%
#*	Bellatrix Exploration, Ltd.	1,025,758	925,346	0.1%
#*	Birchcliff Energy, Ltd.	844,698	5,378,156	0.6%
#*	BlackPearl Resources, Inc.	1,397,501	1,542,013	0.2%
	Bonavista Energy Corp.	1,081,476	3,531,548	0.4%
#	Bonterra Energy Corp.	175,395	3,300,507	0.4%
#	Calfrac Well Services, Ltd.	408,270	837,055	0.1%
#*	Canacol Energy, Ltd.	719,842	2,221,833	0.2%
#	Canadian Energy Services & Technology Corp.	953,842	3,761,891	0.4%
	Canyon Services Group, Inc.	375,432	1,491,875	0.2%
#*	Cequence Energy, Ltd.	863,916	186,786	0.0%
#*	Chinook Energy, Inc.	496,199	199,767	0.0%
*	Corridor Resources, Inc.	1,246	381	0.0%
*	Crew Energy, Inc.	846,600	4,159,468	0.4%
#*	Delphi Energy Corp.	901,739	699,179	0.1%
#*	Denison Mines Corp.	2,693,471	1,084,377	0.1%
#	Enbridge Income Fund Holdings, Inc.	251,755	6,389,130	0.7%
	Enerflex, Ltd.	445,163	4,729,421	0.5%
#*	Energy Fuels, Inc.	108,528	156,970	0.0%
	Enerplus Corp.	721,959	4,860,426	0.5%
#	Ensign Energy Services, Inc.	758,725	4,576,221	0.5%
#*	Epsilon Energy, Ltd.	260,061	562,273	0.1%
*	Essential Energy Services Trust	779,741	337,173	0.0%
	Freehold Royalties, Ltd.	457,314	4,295,949	0.5%
*	GASFRAC Energy Services, Inc.	91,560	9	0.0%
#	Gibson Energy, Inc.	702,339	8,812,619	0.9%
*	Gran Tierra Energy, Inc.	1,502,719	4,391,753	0.5%
	Granite Oil Corp.	195,608	739,381	0.1%
#*	Ithaca Energy, Inc.	1,644,779	1,581,872	0.2%
#*	Kelt Exploration, Ltd.	251,041	1,109,873	0.1%
*	Lightstream Resources, Ltd.	687,816	58,972	0.0%
*	McCoy Global, Inc.	51,537	67,241	0.0%
#*	MEG Energy Corp.	553,491	2,257,210	0.2%
#	Mullen Group, Ltd.	536,825	7,440,227	0.8%
#	Newalta Corp.	311,471	527,130	0.1%
	North American Energy Partners, Inc.	129,534	387,260	0.0%
	Northern Blizzard Resources, Inc.	154,200	397,772	0.0%
*	NuVista Energy, Ltd.	805,169	4,093,978	0.4%
*	Painted Pony Petroleum, Ltd.	524,254	3,212,829	0.3%
*	Paramount Resources, Ltd. Class A	303,969	3,449,197	0.4%
*	Parex Resources, Inc.	765,891	8,810,630	0.9%
#	Parkland Fuel Corp.	474,825	11,090,932	1.2%

2

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Energy — (Continued)
	Pason Systems, Inc.	356,252	$4,050,431	0.4%
#	Pengrowth Energy Corp.	2,992,716	4,618,595	0.5%
#	Penn West Petroleum, Ltd.	2,369,435	3,780,355	0.4%
*	Perpetual Energy, Inc.	41,575	58,892	0.0%
*	Petrus Resources, Ltd.	19,582	27,738	0.0%
#	PHX Energy Services Corp.	147,674	407,361	0.0%
#*	Pine Cliff Energy, Ltd.	248,300	188,821	0.0%
#	Precision Drilling Corp.	1,736,481	7,741,860	0.8%
#	Pulse Seismic, Inc.	268,280	462,034	0.0%
*	Questerre Energy Corp. Class A	745,460	277,887	0.0%
*	Raging River Exploration, Inc.	1,087,151	8,713,095	0.9%
#*	RMP Energy, Inc.	982,111	585,767	0.1%
*	Savanna Energy Services Corp.	520,779	535,805	0.1%
#	Secure Energy Services, Inc.	773,239	4,738,705	0.5%
	ShawCor, Ltd.	319,981	8,003,700	0.9%
#*	Spartan Energy Corp.	1,552,043	3,610,210	0.4%
#*	Sprott Resource Corp.	455,390	173,152	0.0%
	Strad Energy Services, Ltd.	39,947	49,141	0.0%
#	Surge Energy, Inc.	1,264,658	2,583,436	0.3%
	TORC Oil & Gas, Ltd.	677,808	3,835,505	0.4%
	Total Energy Services, Inc.	178,778	1,692,746	0.2%
	TransGlobe Energy Corp.	448,945	820,037	0.1%
*	Trican Well Service, Ltd.	830,838	1,783,951	0.2%
#*	Trilogy Energy Corp.	365,842	1,963,813	0.2%
	Trinidad Drilling, Ltd.	1,372,323	2,629,441	0.3%
#	Veresen, Inc.	1,597,192	14,467,966	1.6%
	Western Energy Services Corp.	463,897	809,304	0.1%
#	Whitecap Resources, Inc.	1,466,035	11,716,913	1.3%
*	Xtreme Drilling Corp.	224,819	469,316	0.1%
	ZCL Composites, Inc.	114,527	998,151	0.1%
Total Energy			220,067,321	23.6%

Financials — (4.8%)
	AGF Management, Ltd. Class B	449,269	1,711,597	0.2%
#	Alaris Royalty Corp.	176,560	2,594,496	0.3%
#	Callidus Capital Corp.	83,220	1,053,512	0.1%
	Canaccord Genuity Group, Inc.	663,978	2,074,158	0.2%
#	Canadian Western Bank	441,032	8,368,198	0.9%
#	Chesswood Group, Ltd.	24,842	209,100	0.0%
	Clairvest Group, Inc.	1,900	41,150	0.0%
#	Clarke, Inc.	17,242	117,878	0.0%
	E-L Financial Corp., Ltd.	1,778	924,592	0.1%
#	Echelon Financial Holdings, Inc.	14,650	135,436	0.0%
#	Equitable Group, Inc.	58,995	2,324,085	0.3%
*	Equity Financial Holdings, Inc.	800	5,741	0.0%
	Fiera Capital Corp.	175,137	1,570,788	0.2%
	Firm Capital Mortgage Investment Corp.	42,146	433,934	0.1%
#	First National Financial Corp.	54,637	995,955	0.1%
#	Genworth MI Canada, Inc.	249,451	5,417,511	0.6%
	Gluskin Sheff + Associates, Inc.	160,621	1,926,781	0.2%
#	GMP Capital, Inc.	294,287	1,059,723	0.1%
	Guardian Capital Group, Ltd. Class A	24,797	397,477	0.0%

3

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Financials — (Continued)
#	Home Capital Group, Inc.	325,263	$6,438,330	0.7%
*	Kingsway Financial Services, Inc.	14,370	81,156	0.0%
	Laurentian Bank of Canada	196,746	7,271,080	0.8%
	Sprott, Inc.	904,688	1,504,103	0.2%
#*	Street Capital Group, Inc.	120,227	128,178	0.0%
	TMX Group, Ltd.	191,063	8,815,991	0.9%
Total Financials			55,600,950	6.0%

Health Care — (1.3%)
	Concordia International Corp.(20653P102)	65,542	223,498	0.0%
#	Concordia International Corp.(BDD7WR9)	47,100	160,828	0.0%
*	CRH Medical Corp.	187,180	907,083	0.1%
#	Extendicare, Inc.	561,871	3,862,261	0.4%
*	Knight Therapeutics, Inc.	433,558	2,883,275	0.3%
#	Medical Facilities Corp.	164,269	2,679,643	0.3%
#*	Merus Labs International, Inc.	384,845	355,780	0.0%
*	QLT, Inc.	219,010	367,384	0.1%
	Sienna Senior Living, Inc.	225,814	2,688,623	0.3%
#*	Theratechnologies, Inc.	149,301	362,873	0.0%
Total Health Care			14,491,248	1.5%

Industrials — (10.3%)
	Aecon Group, Inc.	408,101	5,275,830	0.6%
#	Ag Growth International, Inc.	90,959	3,162,170	0.3%
*	Air Canada	306,500	2,890,647	0.3%
	Algoma Central Corp.	25,790	218,233	0.0%
*	ATS Automation Tooling Systems, Inc.	522,530	4,480,053	0.5%
#	Badger Daylighting, Ltd.	213,881	4,621,093	0.5%
#*	Ballard Power Systems, Inc.	134,734	264,184	0.0%
	Bird Construction, Inc.	204,133	1,674,095	0.2%
#	Black Diamond Group, Ltd.	231,141	754,788	0.1%
	CanWel Building Materials Group, Ltd.	136,370	665,939	0.1%
	Cargojet, Inc.	742	24,357	0.0%
#	Cervus Equipment Corp.	34,597	346,924	0.0%
#	DirectCash Payments, Inc.	78,722	1,114,539	0.1%
*	DIRTT Environmental Solutions	63,400	233,502	0.0%
#	Exchange Income Corp.	113,984	3,198,656	0.3%
	Exco Technologies, Ltd.	128,615	1,102,716	0.1%
#	Finning International, Inc.	238,878	4,445,236	0.5%
*	Heroux-Devtek, Inc.	146,754	1,584,282	0.2%
	HNZ Group, Inc.	23,088	217,746	0.0%
	Horizon North Logistics, Inc.	496,183	673,267	0.1%
#	K-Bro Linen, Inc.	29,653	850,260	0.1%
	Logistec Corp. Class B	300	8,110	0.0%
	MacDonald Dettwiler & Associates, Ltd.	172,507	9,873,527	1.1%
	Magellan Aerospace Corp.	73,376	1,003,839	0.1%
	Morneau Shepell, Inc.	264,411	3,950,493	0.4%
	New Flyer Industries, Inc.	254,471	7,114,488	0.8%
	Richelieu Hardware, Ltd.	243,255	4,677,214	0.5%
#	Rocky Mountain Dealerships, Inc.	82,555	556,398	0.1%
	Russel Metals, Inc.	362,155	5,764,564	0.6%
#	Stantec, Inc.(2854238)	410,229	9,126,395	1.0%

4

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Industrials — (Continued)
	Stantec, Inc.(85472N109)	3,715	$82,845	0.0%
	Stuart Olson, Inc.	88,659	386,681	0.0%
#	Student Transportation, Inc.	487,291	2,822,822	0.3%
	Toromont Industries, Ltd.	390,325	11,465,597	1.2%
	Transcontinental, Inc. Class A	359,276	4,805,347	0.5%
	TransForce, Inc.	474,880	10,773,577	1.2%
	Wajax Corp.	103,838	1,180,593	0.1%
	WestJet Airlines, Ltd.	6,379	104,391	0.0%
*	Westport Fuel Systems, Inc.	3,750	5,759	0.0%
	Westshore Terminals Investment Corp.	318,149	6,136,222	0.7%
Total Industrials			117,637,379	12.6%

Information Technology — (3.1%)
#*	5N Plus, Inc.	359,429	450,191	0.0%
#	Absolute Software Corp.	234,888	1,115,512	0.1%
#*	Avigilon Corp.	185,293	1,174,227	0.1%
	Calian Group, Ltd.	25,155	470,730	0.1%
*	Celestica, Inc.(2263362)	432,878	5,121,728	0.6%
*	Celestica, Inc.(15101Q108)	36,408	431,435	0.0%
	Computer Modelling Group, Ltd.	402,152	2,974,240	0.3%
*	Descartes Systems Group, Inc. (The)	264,138	5,504,106	0.6%
#	DH Corp.	270,455	3,500,409	0.4%
	Enghouse Systems, Ltd.	97,257	3,653,754	0.4%
	Evertz Technologies, Ltd.	143,053	1,746,968	0.2%
#*	EXFO, Inc.	686	2,982	0.0%
#	Mediagrif Interactive Technologies, Inc.	11,670	160,525	0.0%
*	Mitel Networks Corp.	375,024	2,499,599	0.3%
*	Points International, Ltd.(730843208)	3,323	27,847	0.0%
*	Points International, Ltd.(2556879)	36,359	301,162	0.0%
	Pure Technologies, Ltd.	64,345	233,145	0.0%
#*	Redknee Solutions, Inc.	56,511	80,893	0.0%
#	Sandvine Corp.	1,036,169	2,325,258	0.3%
#*	Sierra Wireless, Inc.(826516106)	10,722	146,355	0.0%
#*	Sierra Wireless, Inc.(2418968)	159,192	2,176,680	0.2%
#*	Solium Capital, Inc.	96,906	533,911	0.1%
	Vecima Networks, Inc.	6,059	39,029	0.0%
	Wi-LAN, Inc.	780,333	1,117,005	0.1%
Total Information Technology			35,787,691	3.8%

Materials — (23.7%)
	Acadian Timber Corp.	35,188	457,525	0.1%
#	AirBoss of America Corp.	80,062	758,658	0.1%
*	Alacer Gold Corp.	1,485,088	3,000,513	0.3%
	Alamos Gold, Inc. Class A	1,545,462	12,121,272	1.3%
#*	Almaden Minerals, Ltd. Class B	50,744	67,719	0.0%
#	Altius Minerals Corp.	120,900	1,002,317	0.1%
*	Americas Silver Corp.	974,500	228,858	0.0%
*	Argonaut Gold, Inc.	923,902	1,866,677	0.2%
*	Asanko Gold, Inc.	262,544	968,905	0.1%
#*	AuRico Metals, Inc.	679,583	623,192	0.1%
*	B2Gold Corp.	5,268,073	15,239,039	1.6%
#*	Banro Corp.	184,289	47,402	0.0%

5

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
	Caledonia Mining Corp. P.L.C.	2,700	$4,368	0.0%
#	Canam Group, Inc.	237,796	1,597,362	0.2%
	Canexus Corp.	753,464	865,082	0.1%
*	Canfor Corp.	271,900	3,016,381	0.3%
	Canfor Pulp Products, Inc.	206,915	1,564,242	0.2%
*	Capstone Mining Corp.	2,190,321	1,322,717	0.1%
	Cascades, Inc.	477,193	4,500,478	0.5%
#	Centerra Gold, Inc.	1,111,077	5,616,271	0.6%
#*	China Gold International Resources Corp., Ltd.	1,171,257	3,038,824	0.3%
*	Continental Gold, Inc.	437,900	1,204,690	0.1%
#*	Copper Mountain Mining Corp.	643,331	206,242	0.0%
	Dominion Diamond Corp.(B95LX89)	487,201	4,140,827	0.4%
	Dominion Diamond Corp.(257287102)	20,700	176,157	0.0%
#*	Dundee Precious Metals, Inc.	665,722	1,359,933	0.2%
#*	Eastern Platinum, Ltd.	310,296	108,730	0.0%
#*	Eastmain Resources, Inc.	49,500	26,571	0.0%
*	EcoSynthetix, Inc.	1,500	2,662	0.0%
*	Eldorado Gold Corp.	549,685	1,733,518	0.2%
*	Endeavour Mining Corp.	316,838	6,188,881	0.7%
#*	Endeavour Silver Corp.	197,026	865,193	0.1%
#*	Exeter Resource Corp.	29,611	34,218	0.0%
#*	First Majestic Silver Corp.	571,687	4,590,376	0.5%
#*	Fortress Paper, Ltd. Class A	16,706	84,570	0.0%
*	Fortuna Silver Mines, Inc.	876,406	5,991,682	0.6%
#*	Golden Star Resources, Ltd.	1,096,262	997,122	0.1%
#*	Great Panther Silver, Ltd.	700,801	956,136	0.1%
*	Guyana Goldfields, Inc.	287,744	1,692,612	0.2%
*	Hanfeng Evergreen, Inc.	45,837	—	0.0%
	HudBay Minerals, Inc.	1,398,004	5,888,856	0.6%
*	IAMGOLD Corp.	2,443,241	9,781,707	1.1%
#*	Imperial Metals Corp.	242,460	930,939	0.1%
*	Interfor Corp.	386,731	4,327,766	0.5%
*	International Tower Hill Mines, Ltd.	13,001	9,790	0.0%
	Intertape Polymer Group, Inc.	324,227	5,492,013	0.6%
*	Ivanhoe Mines, Ltd. Class A	1,531,189	2,385,883	0.3%
#*	Kirkland Lake Gold, Inc.	531,235	3,683,356	0.4%
*	Klondex Mines, Ltd.	383,192	2,111,227	0.2%
#	Labrador Iron Ore Royalty Corp.	266,656	2,920,433	0.3%
	Lucara Diamond Corp.	1,407,865	3,978,087	0.4%
*	Lundin Mining Corp.	2,567,823	10,050,750	1.1%
*	Lydian International, Ltd.	91,514	27,291	0.0%
	Major Drilling Group International, Inc.	559,212	2,864,226	0.3%
	Mandalay Resources Corp.	1,371,135	1,022,243	0.1%
#	Methanex Corp.(59151K108)	134,519	4,889,766	0.5%
#	Methanex Corp.(2654416)	267,966	9,739,314	1.0%
#*	Midas Gold Corp.	293,884	212,531	0.0%
*	Minco Base Metals Corp.	2,780	—	0.0%
*	Nautilus Minerals, Inc.	227,078	28,781	0.0%
	Nevsun Resources, Ltd.	1,420,079	4,118,473	0.4%
*	New Gold, Inc.	2,668,183	10,523,140	1.1%
	Norbord, Inc.	194,180	4,567,495	0.5%
#*	Northern Dynasty Minerals, Ltd.	148,624	124,103	0.0%

6

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Materials — (Continued)
#*	Novagold Resources, Inc.	61,209	$306,205	0.0%
	OceanaGold Corp.	3,061,665	9,358,702	1.0%
*	Orbite Technologies, Inc.	73,500	16,439	0.0%
	Osisko Gold Royalties, Ltd.	531,675	5,596,991	0.6%
	Pan American Silver Corp.	990,673	15,820,633	1.7%
*	Pilot Gold, Inc.	153,861	66,532	0.0%
*	Platinum Group Metals, Ltd.	105,831	182,263	0.0%
#*	PolyMet Mining Corp.	613,665	459,803	0.1%
#*	Pretium Resources, Inc.(74139C102)	325,217	3,183,874	0.3%
*	Pretium Resources, Inc.(B57Q8S9)	63,300	618,701	0.1%
#*	Primero Mining Corp.	1,071,138	1,445,433	0.2%
#*	RB Energy, Inc.	396,013	238	0.0%
*	Richmont Mines, Inc.	256,813	2,431,615	0.3%
*	Royal Nickel Corp.	385,500	103,467	0.0%
#*	Sabina Gold & Silver Corp.	861,721	886,584	0.1%
#*	Sandstorm Gold, Ltd.	757,972	3,644,911	0.4%
#*	Seabridge Gold, Inc.	111,235	1,214,106	0.1%
*	SEMAFO, Inc.	1,661,946	6,517,435	0.7%
#*	Sherritt International Corp.	1,970,361	1,263,334	0.1%
#*	Silver Standard Resources, Inc.	760,590	8,347,040	0.9%
#	Stella-Jones, Inc.	204,600	7,260,837	0.8%
*	Stornoway Diamond Corp.	1,195,697	1,025,163	0.1%
#*	Tanzanian Royalty Exploration Corp.	298,950	198,364	0.0%
#*	Taseko Mines, Ltd.	960,266	422,394	0.1%
*	Tembec, Inc.	403,476	324,874	0.0%
#*	Teranga Gold Corp.	2,220,363	1,804,366	0.2%
#*	Timmins Gold Corp.	1,530,103	684,457	0.1%
*	Torex Gold Resources, Inc.	110,460	2,054,706	0.2%
*	Trevali Mining Corp.	1,073,559	824,399	0.1%
#*	Wesdome Gold Mines, Ltd.	362,564	705,504	0.1%
	West Fraser Timber Co., Ltd.	213,500	7,309,267	0.8%
	Western Forest Products, Inc.	2,201,509	3,348,303	0.4%
	Winpak, Ltd.	153,235	5,236,929	0.6%
	Yamana Gold, Inc.	187,357	669,082	0.1%
Total Materials			271,279,043	29.1%

Real Estate — (1.6%)
#	Altus Group, Ltd.	208,914	4,505,988	0.5%
#	Brookfield Real Estate Services, Inc.	14,069	167,301	0.0%
	Colliers International Group, Inc.	161,848	5,635,057	0.6%
	FirstService Corp.(BYL7ZF7)	160,533	6,504,860	0.7%
	FirstService Corp.(33767E103)	1,234	50,051	0.0%
	Genesis Land Development Corp.	76,842	164,993	0.0%
	Information Services Corp.	3,674	49,222	0.0%
#*	Mainstreet Equity Corp.	26,949	652,981	0.1%
	Melcor Developments, Ltd.	42,540	393,272	0.0%
	Morguard Corp.	3,868	485,886	0.1%
Total Real Estate			18,609,611	2.0%

Telecommunication Services — (0.4%)
#	Manitoba Telecom Services, Inc.	161,284	4,507,968	0.5%

7

The Canadian Small Company Series
continued

				Percentage
		Shares	Value††	of Net Assets**
Utilities — (5.6%)
	Algonquin Power & Utilities Corp.	1,173,558	$10,368,048	1.1%
*	Alterra Power Corp.	110,442	442,987	0.0%
	Boralex, Inc. Class A	258,491	3,707,871	0.4%
	Capital Power Corp.	523,509	8,059,689	0.9%
#	Innergex Renewable Energy, Inc.	512,927	5,701,738	0.6%
#	Just Energy Group, Inc.	727,176	3,816,684	0.4%
#*	Maxim Power Corp.	92,234	243,427	0.0%
#	Northland Power, Inc.	536,896	9,606,728	1.0%
	Superior Plus Corp.	702,443	6,253,015	0.7%
	TransAlta Corp.	1,446,740	6,374,587	0.7%
#	TransAlta Renewables, Inc.	437,946	4,835,592	0.5%
#	Valener, Inc.	273,976	4,301,748	0.5%
Total Utilities			63,712,114	6.8%
TOTAL COMMON STOCKS			931,081,534	99.8%
TOTAL INVESTMENT SECURITIES			931,081,534

			Value†
SECURITIES LENDING COLLATERAL — (18.7%)
§@	DFA Short Term Investment Fund	18,505,165	214,141,764	22.9%
TOTAL INVESTMENTS — (100.0%) (Cost $1,376,781,398)			$1,145,223,298	122.7%

8

The Canadian Small Company Series
continued

Summary of the Series' investments as of October 31, 2016, based on their valuation inputs, is as follows (See Security Valuation Note):

	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$88,194,376	$182,798	—	$88,377,174
Consumer Staples	41,011,035	—	—	41,011,035
Energy	220,008,340	58,981	—	220,067,321
Financials	55,600,950	—	—	55,600,950
Health Care	14,491,248	—	—	14,491,248
Industrials	117,637,379	—	—	117,637,379
Information Technology	35,787,691	—	—	35,787,691
Materials	271,278,805	238	—	271,279,043
Real Estate	18,609,611	—	—	18,609,611
Telecommunication Services	4,507,968	—	—	4,507,968
Utilities	63,712,114	—	—	63,712,114
Securities Lending Collateral	—	214,141,764	—	214,141,764
TOTAL	$930,839,517	$214,383,781	—	$1,145,223,298

9

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Alexander B. Potts, the registrant’s President and Chief Executive Officer, and Michael Clinton, the registrant’s Treasurer and Chief Financial and Accounting Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness. Based on their review, Messrs. Potts and Clinton determined that the disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SA FUNDS – INVESTMENT TRUST

By:	/s/ Alexander B. Potts
Alexander B. Potts
President and Chief Executive Officer

Date:	September 5, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alexander B. Potts
Alexander B. Potts
President and Chief Executive Officer

Date:	September 5, 2017

By:	/s/ Michael Clinton
Michael Clinton
Treasurer and Chief Financial and Accounting Officer

Date:	September 5, 2017